UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22027

FundVantage Trust
(Exact name of registrant as specified in charter)

301 Bellevue Parkway
Wilmington, DE 19809
(Address of principal executive offices) (Zip code)

Joel L. Weiss BNY Mellon Investment Servicing (US) Inc. 103 Bellevue Parkway Wilmington, DE 19809
(Name and address of agent for service)

Registrant’s telephone number, including area code: 302-791-1851

Date of fiscal year end:  April 30

Date of reporting period:  April 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Reports to Shareholders are attached herewith.

BRADESCO LATIN AMERICAN EQUITY FUND

Annual Investment Adviser’s Report

April 30, 2015

(Unaudited)

Dear Shareholder,

The main theme from April 30, 2014 to April 30, 2015 was the dichotomy between the resumption of economic activity in the US and the weakness of other economies in the developed and emerging world. Despite doubts raised about the recovery of the US economy during the first months of the year, the remaining quarters presented consistent growth and the recovery of the US economy was confirmed. The improvement of the pace of the US economy, with gross domestic product (GDP) growing at around 2.5% in 2014, was accompanied by a recovery of the labour market as the unemployment rate fell. The improvement of the economy led the Federal Reserve (Fed) to terminate its asset purchase program in October 2014. In spite of the negative surprise of lower growth of the US economy in the first quarter of 2015 – due to intense cold weather at the beginning of the year and strikes at West Coast ports – it does not change the evaluation that the US economy is on the path to recovery, which should lead to an interest rate hike by the Fed in the second half of the year. On the other hand, weaker inflation and smaller wage increases reinforced the view that monetary tightening in the country must take place gradually.

In Europe, frustration with growth led to the adoption of new monetary stimulus by the European Central Bank (ECB). The expectation of growth above 1% in the region at the start of the year did not materialise. Internal problems and a loss of confidence in the face of geopolitical tensions resulted in growth of 0.7% in 2014. With the fragility of economic activity and a number of supply shocks, inflation is below the target of 2% set by the ECB, which resulted in the announcement of new measures to stimulate the economy. These measures are part of the ECB’s strategy to stimulate banks in order to direct liquidity to the credit market. Furthermore, the ECB also announced the outline of a new program for the purchase of private assets. It is important to highlight that the euro zone recovery is now underway and monetary stimulus should support this continuing process. In the first quarter of 2015, the euro zone rose 1.0% from 0.9% in the previous quarter. Background data indicates the rate of GDP growth in the second quarter should be close to that observed earlier this year. For 2015 and 2016, we forecast GDP growth of 1.5% and 1.9%, respectively, for the euro zone as whole.

In Latin America, the period began with the downward revision of Brazil’s credit rating. Standard & Poor’s rating agency reviewed the local debt from A- to BBB+ and external debt from BBB to BBB-. The downgrade was justified on the basis of ongoing fiscal deterioration, reducing the government’s responsiveness to shocks and worsening economic growth prospects. In terms of the real economy, there was low growth and higher inflation. The combination of low external demand with a decline of trade, a slowdown in domestic consumption and instability due to the electoral process, resulted in virtually no growth for the Brazilian economy in 2014. Despite the economic downturn, the tight labour market and real income gains have helped to keep inflation close to the upper limit of the target set by the Brazilian Central Bank (BCB). In reaction to inflationary pressure, the BCB raised the interest rate (Selic) by 325 basis points to 13.25% per annum. After a number of volatile months leading up to the election and the subsequent re-election of incumbent Dilma Rousseff, the markets turned attention to who would take over a number

1

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Annual Investment Adviser’s Report (Continued)

April 30, 2015

(Unaudited)

of key positions in the economics team. The names were confirmed just over a month later and officially announced at the start of Rousseff’s second term, reinforcing the commitment to fiscal transparency, the fight against inflation, public debt sustainability and the advance of Brazilian competitiveness.

Mexico, the second largest economy in Latin America, grew 2.1% in 2014. Even though the domestic economy suffered from problems related to the oil shock and social/political problems, there was a moderate recovery compared to the previous year (1.4%). The main source of growth in 2014 was Mexican industry, which has benefited from the US recovery. Mexico has been on a two-speed setting, with a continuing divergence between consumption and industrial production. Low production of oil and the connection with the US economy have been instrumental in creating this situation. Industrial production expanded at the start of the period, but below the range of the fourth quarter of 2014. Consumption has grown consistently. On the political front, Mexico will hold mid-term elections on 7 June for the Chamber of Deputies as well as for local legislatures in 16 states. The composition of the Chamber of Deputies will determine the size of the expenditure cuts in the 2016 budget. Should the Institutional Revolutionary Party and its allies retain their majority, the government is expected to implement further cuts, which will likely affect social programs more than infrastructure spending. Mexico’s growth prospects are positive, but downside risks to the outlook do persist. Although the economy will benefit from the recovery in the US economy, lower oil prices are taking a significant toll on public finances, thus forcing the government to cut spending.

In Chile, real GDP advanced 1.9% in 2014, significantly below the 4.2% growth of the previous year. The end of commodity cycle negatively affected confidence in the economy, leading to a contraction in private investment and a moderation of private consumption. After reaching the bottom in the second quarter of 2015 – the economy grew just 1% – Chile has showed a moderate recovery in the last months. The economy expanded 2.4% in the first quarter of 2015 and we expect fiscal stimulus and private consumption to support the Chilean economy for the whole year. The yearly inflation measure continued to decline, but remained above the upper limits of the target range during most part of the 12-month period. Further surprises may cause the Central Bank to start hiking rates. The market is pricing in hikes of at least 25 basis points by the end of 2015. More importantly, the labour market continues to feed risks of upside inflation surprises. On the political front, President Michelle Bachelet announced that the government will start a constitutional reform process in September. Recently, she also made a surprise announcement of a significant cabinet reshuffle.

Peru and Colombia recorded lower-than-expected economic expansion. In the case of Peru, weaker results are due to bad weather and the drop in business confidence, which is inhibiting investment. In light of modest inflation (3%), the Central Bank may continue to cut interest rates. The economy is expected to accelerate in 2015 compared to 2014, although this depends largely on how much global demand recovers. With more than 50% of total exports based on oil, Colombia is facing a challenging environment due to the oil shock. After advancing 4.6% in 2014 – one of the fastest expansions in Latin America – the rate of growth of the Colombian economy is predicted to decelerate to around 3.5% this year. On

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Annual Investment Adviser’s Report (Continued)

April 30, 2015

(Unaudited)

the other hand, the intense acceleration of inflation is a concern. The economic slowdown has made rate hikes unlikely, while the high current account deficit and the above-target inflation (and its potential impact on medium-term expectations) play against rate cuts.

	MSCI Performance (US$)
	April 30, 2014	April 30, 2015	Yearly Change
MSCI LATAM	7,510	6,394	-14.85%
MSCI BRAZIL	6,430	5,179	-19.40%
MSCI CHILE	5,014	4,664	-7.00%
MSCI COLOMBIA	2,397	1,672	-30.20%
MSCI MEXICO	10,877	10,250	-5.80%
MSCI PERU	2,311	2,379	2.9%

	Local Markets Index Performance (Local Currency)
	April 30, 2014	April 30, 2015	Yearly Change
Brazil (IBOV)	51,627	56,229	8.9%
Chile (IPSA)	3,910	4,043	3.4%
Colombia (COLCAP)	1,672	1,396	-16.50%
Mexico (MEXBOL)	40,712	44,582	9.5%
Peru (IGBVL)	15,528	13,367	-13.90%

	Currency Performance ( x US$)
	April 30, 2014	April 30, 2015	Yearly Change
Brazil (BRL)	2.23	3.00	-25.60%
Chile (CLP)	565	612	-7.70%
Colombia (COP)	1,936	2,383	-18.70%
Mexico (MXN)	13.08	15.35	-14.80%
Peru (PEN)	2.81	3.13	-10.30%

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BRADESCO LATIN AMERICAN EQUITY FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2015

(Unaudited)

Portfolio Review and Outlook

The Latin American market was highly volatile throughout the period. One of the factors that contributed to the volatility was the strong devaluation of local currencies, which was caused by the slowdown of global growth, the expected withdrawal of the US economic stimulus and the sharp drop of oil prices. The fall of oil was also a major problem for countries that export the product, such as Colombia and Mexico. In Colombia, the risk perception of the economy has increased significantly as economic indicators have deteriorated and shares of companies have fallen – the problems were also amplified by the depreciation of the Colombian peso. In Mexico, the slump of oil prices has also brought down economic growth expectations and government investment; there is also speculation that energy reforms will also be delayed. Finally, the Brazilian election added to volatility in the region. After a divisive campaign, Dilma Rousseff won a second term against her main opponent, Aécio Neves. Rousseff won with, by far, the narrowest margin in Brazil’s modern electoral history.

On April 30, 2015 the Bradesco Latin American Equity Fund (the “Fund”) Institutional Class Shares came to its first full fiscal year end. The Fund was launched on December 20, 2013, and from April 30, 2014 to April 30, 2015 the Fund had completed 12 months of operations.

During this period, the Latin American equity market dropped sharply mainly due to the widespread devaluation of local currencies, with the largest losses concentrated in Colombia and Brazil. The MSCI EM Latin America Index, the Fund’s benchmark, returned -14.85%, while the Fund’s Institutional Class Shares returned -16.51%.

The retail share class was launched on June 9th, 2014, and through April 30, 2015, returned -21.46%, underperforming the benchmark by 286 basis points (“bps”).

The underperformance was mainly due to the effects of unsuccessful stock picking concentrated in the Brazilian share of the portfolio. The main negatives of the Fund were the following: Petrobras, which suffered from the fall of oil prices, a corruption scandal and government interference; Vale, which dropped on the price decline of iron ore due to the slowdown in China; and, finally, companies affected by low domestic growth such as EZTec (construction), Gerdau (steel) and Kroton (education)

Mexico was the main positive and sectors and companies such as utilities (Ienova), industrials (Rassini), airports (Oma, Gap and Asur), in addition to REITs (Terrafina, Danhos, Vesta), made positive contributions to the Fund.

Latin America will face a challenging environment in the coming quarters with lower growth rates due to slowing activity in the region and downward revisions of growth forecasts; the deterioration of the fundamentals of the Brazilian economy; and the sharp drop in oil prices, which may pose a potential risk to the fiscal accounts of Mexico and Colombia.

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April 30, 2015

(Unaudited)

Mexico, however, should continue its trend of sustainable growth compared to other Latin American countries, backed by the strength of the US economy and improved domestic consumption and industrial activity.

In Brazil, the perception of risk will also remain high based on the volatility of markets and the deterioration of macroeconomic indicators in the coming months. However, we expect a gradual recovery as the government’s efforts of fiscal tightening generate conditions to provide a favourable environment for the resumption of investment in the economy.

External macroeconomic factors such as the slowdown of the Chinese economy, interest rates increases from the Fed, should impact exchanges and the currencies in the Latin American region. In this environment, it increases the importance of the stock picking strategy, which combines protection with investment in market leading companies. We remain selecting opportunities in the region and more favourable to Mexico – even a gradual pace of growth – particularly in the industrial sector.

Finally, we would like to thank you for investing in the Fund. We are at your disposal in case you should need any other information.

Roberto Sadao Arai Shinkai – Portfolio Manager

May 27th, 2015

This letter is intended to assist shareholders in understanding how the Fund performed during the period ended April 30, 2015 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

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BRADESCO LATIN AMERICAN EQUITY FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2015

(Unaudited)

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 640-5705. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The quoted returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund charges a 2% redemption fee if redeemed within 30 days of purchase.

The Fund intends to evaluate performance as compared to that of the MSCI EM (Emerging Markets) Latin America Index. The MSCI EM (Emerging Markets) Latin America Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets in Latin America. The MSCI EM (Emerging Markets) Latin America Index consists of the following 5 emerging market country indexes: Brazil, Chile, Colombia, Mexico, and Peru.

Risk Considerations: The Fund invests in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. The Fund may invest in derivatives (futures, options, swaps). Funds that invest in derivatives are subject to the risks of the underlying securities which may be more sensitive to changes in market conditions and may amplify risks. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns. The Fund is a “non-diversified” investment company, which means that it may invest a larger portion of its assets in the securities of a single issuer compared with a diversified fund.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks.

6

BRADESCO LATIN AMERICAN HARD CURRENCY BOND FUND

Annual Investment Adviser’s Report

April 30, 2015

(Unaudited)

Dear Fund Shareholder,

The main theme from April 30, 2014 to April 30, 2015 was the dichotomy between the resumption of economic activity in the US and the weakness of other economies in the developed and emerging world. Despite doubts raised about the recovery of the US economy during the first months of the year, the remaining quarters presented consistent growth and the recovery of the US economy was confirmed. The improvement of the pace of the US economy, with gross domestic product (GDP) growing at around 2.5% in 2014, was accompanied by a recovery of the labour market as the unemployment rate fell. The improvement of the economy led the Federal Reserve (Fed) to terminate its asset purchase program in October 2014. In spite of the negative surprise of lower growth of the US economy in the first quarter of 2015 – due to intense cold weather at the beginning of the year and strikes at West Coast ports – it does not change the evaluation that the US economy is on the path to recovery, which should lead to an interest rate hike by the Fed in the second half of the year. On the other hand, weaker inflation and smaller wage increases reinforced the view that monetary tightening in the country must take place gradually.

In Europe, frustration with growth led to the adoption of new monetary stimulus by the European Central Bank (ECB). The expectation of growth above 1% in the region at the start of the year did not materialise. Internal problems and a loss of confidence in the face of geopolitical tensions resulted in growth of 0.7% in 2014. With the fragility of economic activity and a number of supply shocks, inflation is below the target of 2% set by the ECB, which resulted in the announcement of new measures to stimulate the economy. These measures are part of the ECB’s strategy to stimulate banks in order to direct liquidity to the credit market. Furthermore, the ECB also announced the outline of a new program for the purchase of private assets. It is important to highlight that the euro zone recovery is now underway and monetary stimulus should support this continuing process. In the first quarter of 2015, the euro zone rose 1.0% from 0.9% in the previous quarter. Background data indicates the rate of GDP growth in the second quarter should be close to that observed earlier this year. For 2015 and 2016, we forecast GDP growth of 1.5% and 1.9%, respectively, for the euro zone as whole.

In Latin America, the period began with the downward revision of Brazil’s credit rating. Standard & Poor’s rating agency reviewed the local debt from A- to BBB+ and external debt from BBB to BBB-. The downgrade was justified on the basis of ongoing fiscal deterioration, reducing the government’s responsiveness to shocks and worsening economic growth prospects. In terms of the real economy, there was low growth and higher inflation. The combination of low external demand with a decline of trade, a slowdown in domestic consumption and instability due to the electoral process, resulted in virtually no growth for the Brazilian economy in 2014. Despite the economic downturn, the tight labour market and real income gains have helped to keep inflation close to the upper limit of the target set by the Brazilian Central Bank (BCB). In reaction to inflationary pressure, the BCB raised the interest rate (Selic) by 325 basis points to 13.25% per annum. After a number of volatile months leading up to the election and the subsequent re-election of incumbent Dilma Rousseff, the markets turned attention to who would take over a number

7

BRADESCO LATIN AMERICAN HARD CURRENCY BOND FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2015

(Unaudited)

of key positions in the economics team. The names were confirmed just over a month later and officially announced at the start of Rousseff’s second term, reinforcing the commitment to fiscal transparency, the fight against inflation, public debt sustainability and the advance of Brazilian competitiveness.

Mexico, the second largest economy in Latin America, grew 2.1% in 2014. Even though the domestic economy suffered from problems related to the oil shock and social/political problems, there was a moderate recovery compared to the previous year (1.4%). The main source of growth in 2014 was Mexican industry, which has benefited from the US recovery. Mexico has been on a two-speed setting, with a continuing divergence between consumption and industrial production. Low production of oil and the connection with the US economy have been instrumental in creating this situation. Industrial production expanded at the start of the period, but below the range of the fourth quarter of 2014. Consumption has grown consistently. On the political front, Mexico will hold mid-term elections on 7 June for the Chamber of Deputies as well as for local legislatures in 16 states. The composition of the Chamber of Deputies will determine the size of the expenditure cuts in the 2016 budget. Should the Institutional Revolutionary Party and its allies retain their majority, the government is expected to implement further cuts, which will likely affect social programs more than infrastructure spending. Mexico’s growth prospects are positive, but downside risks to the outlook do persist. Although the economy will benefit from the recovery in the US economy, lower oil prices are taking a significant toll on public finances, thus forcing the government to cut spending.

In Chile, real GDP advanced 1.9% in 2014, significantly below the 4.2% growth of the previous year. The end of commodity cycle negatively affected confidence in the economy, leading to a contraction in private investment and a moderation of private consumption. After reaching the bottom in the second quarter of 2015 – the economy grew just 1% – Chile has showed a moderate recovery in the last months. The economy expanded 2.4% in the first quarter of 2015 and we expect fiscal stimulus and private consumption to support the Chilean economy for the whole year. The yearly inflation measure continued to decline, but remained above the upper limits of the target range during most part of the 12-month period. Further surprises may cause the Central Bank to start hiking rates. The market is pricing in hikes of at least 25 basis points by the end of 2015. More importantly, the labour market continues to feed risks of upside inflation surprises. On the political front, President Michelle Bachelet announced that the government will start a constitutional reform process in September. Recently, she also made a surprise announcement of a significant cabinet reshuffle.

Peru and Colombia recorded lower-than-expected economic expansion. In the case of Peru, weaker results are due to bad weather and the drop in business confidence, which is inhibiting investment. In light of modest inflation (3%), the Central Bank may continue to cut interest rates. The economy is expected to accelerate in 2015 compared to 2014, although this depends largely on how much global demand recovers. With more than 50% of total exports based on oil, Colombia is facing a challenging environment due to the oil shock. After advancing 4.6% in 2014 – one of the fastest expansions in Latin America –the rate of growth of the Colombian economy is predicted to decelerate to around 3.5% this year. On

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April 30, 2015

(Unaudited)

the other hand, the intense acceleration of inflation is a concern. The economic slowdown has made rate hikes unlikely, while the high current account deficit and the above-target inflation (and its potential impact on medium-term expectations) play against rate cuts.

	Local Interest Rates (%)
	April 30, 2014	April 30, 2015	Last Change
US (FED FUNDS RATE)	0.25	0.25	December 16, 2008
BRAZIL (SELIC)	11.00	13.25	April 29, 2015
CHILE (TPM)	4.00	3.00	October 16, 2014
COLOMBIA	3.50	4.50	August 29, 2014
MEXICO (BANXICO)	3.50	3.00	June 6, 2014
PERU	4.00	3.25	January 5, 2015

	Currency Performance ( x US$)
	April 30, 2014	April 30, 2015	Yearly Change
Brazil (BRL)	2.23	3.00	-25.60%
Chile (CLP)	565	612	-7.70%
Colombia (COP)	1,936	2,383	-18.70%
Mexico (MXN)	13.08	15.35	-14.80%
Peru (PEN)	2.81	3.13	-10.30%

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BRADESCO LATIN AMERICAN HARD CURRENCY BOND FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2015

(Unaudited)

Portfolio Review and Outlook

On April 30, 2015 the Bradesco Latin American Hard Currency Bond Fund (the “Fund”) Institutional Class Shares came to its first full fiscal year end. The Fund launched on December 20, 2013, and from April 30, 2014 to April 30, 2015 the Fund had completed 12 months of operations. In this 12 month period Fund returned -0.03%, 37 basis points (“bps”) below the CS Latam Corporate 0-6Y A/B Index, the Fund’s benchmark.

The Retail Share Class was launched on June 9th, 2014, and through April 30, 2015, returned -2.07%, underperforming the benchmark by 55 basis points (“bps”).

At the start of the period, the Fund maintained its focus on high quality bonds – mainly Brazilian issues – to capture a higher risk/reward premium. Brazilian assets were highly discounted compared to Latin American peers as a result of low growth expectations for the country, which, in our assessment, were largely priced into assets. Holdings were mainly investment grade papers and a large cash position due to the belief that many bonds were excessively priced and the premium did not compensate for the risk of holding them. We gradually diversified into issues that matched our scenario of a stronger US Dollar and lower commodity prices, seeking bonds that could benefit from this environment and offer reasonable levels of income.

After an extended period of Brazilian spreads widening, emerging market debt was volatile right until the end of the year – this was driven by concerns about global growth, outflows from US high yield bonds and the decline of oil prices. Outperformance in the last part of the year was due to exposure to Chilean and Peruvian banks and the consumer and construction sectors in Mexico. Colombian and Brazilian issues were impacted by continued weakness in commodity prices. Within investments in Brazil, there were, however, positive contributions coming from the investment grade issues, such as banks. The gains were eventually offset by the underperformance of the oil and gas and construction sector, which were pulled down by investigations of corruption at Petrobras. During this part of the year, we also focused on Mexico and the implementation of reforms, given its proximity to the US and the ability of companies with solid fundamentals that benefit from this uptick of activity.

At the end of the period, there was high volatility from moves in foreign currency markets, oil price drops and a macro backdrop lacking signs of sustainable growth. There were mixed responses to these challenges in Latin America. Peru started to provide economic stimulus, but concerns about fiscal stability and the impact on the US Dollar denominated debt of banks weighed heavily on sentiment. Chile and Brazil were still suffering from political tensions and higher inflation, while Mexican issues were a bright spot that contributed positively to the portfolio’s performance, although industrial production was somewhat disappointing.

Mexico’s inflation, fiscal and growth indicators are all currently under control. Brazil continued to be

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BRADESCO LATIN AMERICAN HARD CURRENCY BOND FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2015

(Unaudited)

the main focus of the fund, as the premium on spreads remains attractive across the region. As concerns about inflation, political tensions and the risk of downgrade are already priced in, returns can be captured as these issues are addressed and tensions start to dissipate.

Mexico should continue to perform relatively well due to better US growth prospects, although lower revenues from declining oil prices raise concerns about achieving the fiscal targets (for both Mexico and Colombia). Peruvian banks are also a source of concern due to the FX effect on the partially Dollarized economy and risk for non-performing loans.

Brazil will be our main focus in the region over the next two quarters in terms of investment opportunities. With fiscal adjustments in place, the expected end of monetary tightening and cooling inflationary pressures, the potential for losing investment grade status from rating agencies should decline. As a result of the country’s response to a more austere fiscal policy, Brazil should once again be of interest to investors, translating into new inflows and recovery for Brazilian asset prices.

Finally, we would like to thank you for investing in the Fund. We are at your disposal in case you should need any other information.

Clayton Rodrigues – Portfolio Manager

May 27th, 2015

This letter is intended to assist shareholders in understanding how the Fund performed during the period ended April 30, 2015 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

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BRADESCO LATIN AMERICAN HARD CURRENCY BOND FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2015

(Unaudited)

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866)-640-5705. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The quoted returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The fund charges a 2% redemption fee if redeemed within 30 days of purchase.

The Fund intends to evaluate its performance as compared to that of the Credit Suisse (“CS”) Latin America Corporate Index 0-6Y A/B Buckets. The CS Latin America Corporate Index 0-6Y A/B Buckets is a subset index of the CS-LACI. It contains bonds with less than 6 years to maturity and rated “B-” or higher [composite of Moody’s, S&P, and Fitch ratings as determined by Credit Suisse’s methodology]. CS-LACI Index is a diversified basket of liquid, tradable Latin American corporate bond issues that are denominated in US dollars. This index provides a region-specific benchmark that represents characteristics, pricing, and total return performance of different asset classes within the Latin American corporate bond universe. The index is divided into three different categories, including supranational, quasi-sovereign, and corporate bonds and can be broken down by country of issuance.

Risk Considerations: The Fund invests in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. The Fund may invest in derivatives (futures, options, swaps) and high yield debt (also known as junk bonds) all of which may cause greater volatility and less liquidity. Funds that invest in derivatives are subject to the risks of the underlying securities which may be more sensitive to changes in market conditions and may amplify risks. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns. As interest rates rise the value of bond prices will decline and an investor may lose money The Fund is a “non-diversified” investment company, which means that it may invest a larger portion of its assets in the securities of a single issuer compared with a diversified fund.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks.

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BRADESCO LATIN AMERICAN EQUITY FUND

Annual Report

Performance Data

April 30, 2015

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Bradesco Latin American Equity Fund’s Institutional Class vs. MSCI EM (Emerging Markets) Latin America Index.

Average Annual Total Returns for the Periods Ended April 30, 2015
	1 Year	Since Inception
Institutional Class	-16.51%	-10.88%†
MSCI EM (Emerging Markets) Latin America Index	-14.85%	-10.89%*

†	Institutional Class of the Bradesco Latin American Equity Fund (the “Fund”) commenced operations on December 20, 2013.

*	Benchmark performance is from commencement date of Institutional Class Shares of the Fund (December 20, 2013) only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 640-5705.

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BRADESCO LATIN AMERICAN EQUITY FUND

Annual Report

Performance Data

April 30, 2015

(Unaudited)

The Fund’s total gross and net operating expense ratio, as stated in the current prospectus dated September 1, 2014, is 26.45% and 1.76% of the Fund’s average daily net assets for Institutional Class, which may differ from the actual expenses incurred by the Fund for the period covered by this report. A 2.00% redemption fee applies to shares redeemed within 30 days of purchase. The redemption fee is not reflected in the returns shown above. BRAM US LLC (“BRAM US” or the “Adviser”) has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to the extent that the Fund’s “Total Annual Fund Operating Expenses,” excluding taxes, Rule 12b-1 distribution fees, “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions, exceed 1.75% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until December 20, 2015, unless the Board of Trustees of the FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

The Fund intends to evaluate performance as compared to that of the MSCI EM (Emerging Markets) Latin America Index. The MSCI EM Latin America Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets in Latin America. The MSCI EM Latin America Index consists of the following 5 emerging market country indexes: Brazil, Chile, Colombia, Mexico, and Peru. An index is unmanaged and it is not possible to invest in an index.

The Fund is non-diversified which means it may be invested in a limited number of issuers geographically particularly Latin America and more susceptible to any economic, political and regulatory events. The Fund invests primarily in markets of emerging countries which are riskier and may be considered speculative. In addition, many emerging securities markets have far lower trading volumes, currency devaluation risk and less liquidity than developed markets. The Fund may invest in derivatives (futures, options, and swaps), depositary receipts and small to mid-capitalization companies all of which may cause greater volatility and less liquidity. Funds that invest in derivatives are subject to the risks of the underlying securities which may be more sensitive to changes in market conditions and may amplify risks. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns.

Foreign securities are subject to political, social, or economic risks including instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement to currency or other assets and nationalization of assets.

14

BRADESCO LATIN AMERICAN EQUITY FUND

Annual Report

Performance Data

April 30, 2015

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Bradesco Latin American Equity Fund’s Retail Class vs. MSCI EM (Emerging Markets) Latin America Index.

Total Returns for the Period Ended April 30, 2015
Since Inception††
Retail Class	-21.46%†
MSCI EM (Emerging Markets) Latin America Index	-18.60%*

†	Retail Class of the Bradesco Latin American Equity Fund (the “Fund”) commenced operations on June 9, 2014.
††	Not Annualized.

*	Benchmark performance is from commencement date of Retail Class Shares of the Fund (June 9, 2014) only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 640-5705.

The Fund’s total gross and net operating expense ratio, as stated in the current prospectus dated September 1, 2014, is 26.70% and 2.01% of the Fund’s average daily net assets for Retail Class Shares, which may differ from the actual expenses incurred by the Fund for the period covered by this report. A 2.00% redemption fee applies to shares redeemed within 30 days of purchase. The redemption fee is not reflected in the returns shown above. BRAM US LLC (“BRAM US” or the “Adviser”) has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to the extent that the Fund’s “Total Annual Fund Operating Expenses,” excluding taxes, Rule 12b-1 distribution fees, “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions,

15

BRADESCO LATIN AMERICAN EQUITY FUND

Annual Report

Performance Data (Concluded)

April 30, 2015

(Unaudited)

exceed 1.75% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until December 20, 2015, unless the Board of Trustees of the FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

The Fund intends to evaluate performance as compared to that of the MSCI EM (Emerging Markets) Latin America Index. The MSCI EM Latin America Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets in Latin America. The MSCI EM Latin America Index consists of the following 5 emerging market country indexes: Brazil, Chile, Colombia, Mexico, and Peru. An index is unmanaged and it is not possible to invest in an index.

The Fund is non-diversified which means it may be invested in a limited number of issuers geographically particularly Latin America and more susceptible to any economic, political and regulatory events. The Fund invests primarily in markets of emerging countries which are riskier and may be considered speculative. In addition, many emerging securities markets have far lower trading volumes, currency devaluation risk and less liquidity than developed markets. The Fund may invest in derivatives (futures, options, and swaps), depositary receipts and small to mid-capitalization companies all of which may cause greater volatility and less liquidity. Funds that invest in derivatives are subject to the risks of the underlying securities which may be more sensitive to changes in market conditions and may amplify risks. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns.

Foreign securities are subject to political, social, or economic risks including instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement to currency or other assets and nationalization of assets.

16

BRADESCO LATIN AMERICAN HARD CURRENCY BOND FUND

Annual Report

Performance Data

April 30, 2015

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Bradesco Latin American Hard Currency Bond Fund’s Institutional Class vs. Credit Suisse Latin America Corporate Index.

Average Annual Total Returns for the Periods Ended April 30, 2015
	1 Year	Since Inception
Institutional Class	0.07%	3.06%†
CS Latin America Corporate Index 0-6Y A/B Buckets	0.34%	3.12%*

†	Institutional Class of the Bradesco Latin American Hard Currency Bond Fund (the “Fund”) commenced operations on December 20, 2013.

*	Benchmark performance is from commencement date of Institutional Class Shares of the Fund (December 20, 2013) only and is not the commencement date of the benchmark itself.

The performance data includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 640-5705.

The Fund’s total gross and net operating expense ratio, as stated in the current prospectus dated September 1, 2014, is 8.47% and 1.51% of the Fund’s average daily net assets for Institutional Class which may differ from the actual expenses incurred by the Fund for the period covered by this report. A 2.00% redemption fee applies to shares redeemed within 30 days of purchase. The redemption fee is not reflected in the returns shown above. BRAM US LLC (“BRAM US” or the “Adviser”) has contractually agreed to waive or otherwise reduce its annual compensation

17

BRADESCO LATIN AMERICAN HARD CURRENCY BOND FUND

Annual Report

Performance Data

April 30, 2015

(Unaudited)

received from the Fund to the extent that the Fund’s “Total Annual Fund Operating Expenses,” excluding taxes, Rule 12b-1 distribution fees, “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions, exceed 1.50% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until December 20, 2015, unless the Board of Trustees of the FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

The Fund intends to evaluate performance as compared to that of the Credit Suisse (“CS”) Latin America Corporate Index 0-6Y A/B Buckets. The CS Latin America Corporate Index 0-6Y A/B Buckets is a subset index of the CS-Latin America Corporate Index (“LACI”). It contains bonds with less than 6 years to maturity and rated “B-” or higher [composite of Moody’s, S&P, and Fitch ratings as determined by Credit Suisse’s methodology]. CS LACI Index is a diversified basket of liquid, tradable Latin American corporate bond issues that are denominated in US dollars. This index provides a region-specific benchmark that represents characteristics, pricing, and total return performance of different asset classes within the Latin American corporate bond universe. The index is divided into three different categories, including supranational, quasi-sovereign, and corporate bonds and can be broken down by country of issuance. An index is unmanaged and it is not possible to invest in an index.

The Fund is non-diversified which means it may be invested in a limited number of issuers particularly in Latin America and more susceptible to any economic, political and regulatory events. The Fund invests primarily in markets of emerging countries which are riskier and may be considered speculative as well as derivatives which may amplify volatility. In addition, many emerging securities markets have far lower trading volumes, currency devaluation risk and less liquidity than developed markets. The Fund invests in below investment grade bonds (known as “junk bonds”) and may be less liquid and subject to greater volatility. The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, sovereign debt, call and interest rate risk. As interest rates rise the value of bond prices will decline.

Foreign securities are subject to political, social, or economic risks including instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement to currency or other assets and nationalization of assets.

18

BRADESCO LATIN AMERICAN HARD CURRENCY BOND FUND

Annual Report

Performance Data

April 30, 2015

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Bradesco Latin American Hard Currency Bond Fund’s Retail Class vs. Credit Suisse Latin America Corporate Index.

Total Returns for the Period Ended April 30, 2015
Since Inception†
Retail Class	-1.97%††
CS Latin America Corporate Index 0-6Y A/B Buckets	-1.52%*

†	Not Annualized.
††	Retail Class of the Bradesco Latin American Hard Currency Bond Fund (the “Fund”) commenced operations on June 9, 2014.

*	Benchmark performance is from commencement date of Retail Class Shares of the Fund (June 9, 2014) only and is not the commencement date of the benchmark itself.

The performance data includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 640-5705.

The Fund’s total gross and net operating expense ratio, as stated in the current prospectus dated September 1, 2014, is 8.72% and 1.76% of the Fund’s average daily net assets for Retail Class Shares, which may differ from the actual expenses incurred by the Fund for the period covered by this report. A 2.00% redemption fee applies to shares redeemed within 30 days of purchase. The redemption fee is not reflected in the returns shown above.

19

BRADESCO LATIN AMERICAN HARD CURRENCY BOND FUND

Annual Report

Performance Data (Concluded)

April 30, 2015

(Unaudited)

BRAM US LLC (“BRAM US” or the “Adviser”) has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to the extent that the Fund’s “Total Annual Fund Operating Expenses,” excluding taxes, “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions, exceed 1.50% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until December 20, 2015, unless the Board of Trustees of the FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

The Fund intends to evaluate performance as compared to that of the Credit Suisse (“CS”) Latin America Corporate Index 0-6Y A/B Buckets. The CS Latin America Corporate Index 0-6Y A/B Buckets is a subset index of the CS Latin America Corporate Index (“LACI”). It contains bonds with less than 6 years to maturity and rated “B-” or higher [composite of Moody’s, S&P, and Fitch ratings as determined by Credit Suisse’s methodology]. CS LACI Index is a diversified basket of liquid, tradable Latin American corporate bond issues that are denominated in US dollars. This index provides a region-specific benchmark that represents characteristics, pricing, and total return performance of different asset classes within the Latin American corporate bond universe. The index is divided into three different categories, including supranational, quasi-sovereign, and corporate bonds and can be broken down by country of issuance. An index is unmanaged and it is not possible to invest in an index.

The Fund is non-diversified which means it may be invested in a limited number of issuers particularly in Latin America and more susceptible to any economic, political and regulatory events. The Fund invests primarily in markets of emerging countries which are riskier and may be considered speculative as well as derivatives which may amplify volatility. In addition, many emerging securities markets have far lower trading volumes, currency devaluation risk and less liquidity than developed markets. The Fund invests in below investment grade bonds (known as “junk bonds”) and may be less liquid and subject to greater volatility. The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, sovereign debt, call and interest rate risk. As interest rates rise the value of bond prices will decline.

Foreign securities are subject to political, social, or economic risks including instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement to currency or other assets and nationalization of assets.

20

BRADESCO FUNDS

Fund Expense Disclosure

April 30, 2015

(Unaudited)

As a shareholder of the Bradesco Funds (each a “Fund” and together, the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested from November 1, 2014, through April 30, 2015 and held for the entire period.

Actual Expenses

The first line for each Fund in the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the accompanying table provides information about hypothetical account values and hypothetical expenses based on such Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund(s) and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

21

BRADESCO FUNDS

Fund Expense Disclosure (Concluded)

April 30, 2015

(Unaudited)

	Bradesco Latin American Equity Fund

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$ 842.30	$7.99
Hypothetical (5% return before expenses)	1,000.00	1,016.12	8.75
Retail Class
Actual	$1,000.00	$ 841.20	$9.13
Hypothetical (5% return before expenses)	1,000.00	1,014.88	9.99

	Bradesco Latin American Hard Currency Bond Fund

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period**
Institutional Class
Actual	$1,000.00	$ 984.10	$7.38
Hypothetical (5% return before expenses)	1,000.00	1,017.36	7.50
Retail Class
Actual	$1,000.00	$ 982.60	$8.60
Hypothetical (5% return before expenses)	1,000.00	1,016.12	8.75

*

Expenses are equal to an annualized expense ratio for the six month period ended April 30, 2015 of 1.75% and 2.00% for the Institutional Class and the Retail Class Shares, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six month total returns for the Fund of (15.77)% and (15.88)% for the Institutional Class and the Retail Class Shares, respectively.

**

Expenses are equal to an annualized expense ratio for the six month period ended April 30, 2015 of 1.50% and 1.75% for the Institutional Class and the Retail Class Shares, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six month total returns for the Fund of (1.59)% and (1.74)% for the Institutional Class and the Retail Class Shares, respectively.

22

BRADESCO LATIN AMERICAN EQUITY FUND

Portfolio Holdings Summary Table

April 30, 2015

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCK:
Beverages	12.0%	$1,889,477
Banks	7.5	1,177,817
REITS	7.2	1,138,381
Food	6.8	1,067,209
Holding Companies-Diversified	5.2	826,544
Airline	4.8	752,026
Electric	4.5	706,456
Consumer Services	4.4	699,707
Telecommunications	3.8	593,276
Commercials Services	3.1	490,257
Building Materials	2.9	448,135
Insurance	2.1	325,152
Chemicals	1.9	293,007
Retail	1.2	180,973
Material	0.5	88,099
Software	0.2	37,502
Preferred Stocks	26.3	4,129,455
Registered Investment Company	4.1	643,132
Other Assets in Excess of Liabilities	1.5	232,751

NET ASSETS	100.0%	$15,719,356

Portfolio holdings are subject to change at any time.

23

BRADESCO LATIN AMERICAN EQUITY FUND

Portfolio of Investments

April 30, 2015

	Number of Shares	Value

COMMON STOCKS — 68.1%
Brazil — 26.0%
AMBEV SA, SP ADR	143,400	$907,722
BB Seguridade Participacoes SA	28,200	325,152
BRF SA, ADR	31,400	674,158
Ez Tec Empreendimentos e Participacoes SA	45,800	288,212
Kroton Educacional SA	121,420	445,711
Localiza Rent a Car SA	3,800	44,546
Multiplan Empreendimentos Imobiliarios SA	16,600	289,251
Raia Drogasil SA	34,800	393,051
Totvs SA	3,200	37,502
Ultrapar Participacoes SA	12,800	293,007
WEG SA	72,000	385,217

		4,083,529

Chile — 5.5%
Banco Santander Chile, ADR	4,400	95,964
Empresa Nacional de Electricidad SA	214,215	330,017
Empresas CMPC SA	31,400	88,099
SACI Falabella	23,200	180,973
Vina Concha y Toro SA	86,500	176,394

		871,447

Colombia — 0.8%
Grupo De Inversiones Suramericana SA	8,600	134,741

Mexico — 32.1%
Alfa SAB de CV, Class A	151,000	306,586
America Movil SAB de CV, ADR, Series L	28,400	593,276

	Number of Shares	Value

COMMON STOCKS — (Continued)
Mexico — (Continued)
Bolsa Mexicana de Valores SAB de CV	160,100	$308,158
Cemex SAB de CV, SP ADR*	46,584	448,135
Concentradora Fibra Danhos SA de CV	125,450	312,685
Corp Inmobiliaria Vesta SAB de CV	132,236	248,233
Fomento Economico Mexicano SAB de CV, SP ADR	8,900	805,361
Grupo Aeroportuario del Centro Norte SAB de CV, ADR*	9,300	371,442
Grupo Aeroportuario Del Sureste SAB de CV, Class B	26,900	380,584
Grupo Financiero Banorte SAB de CV	34,200	194,005
Infraestructura Energetica Nova SAB de CV	64,500	376,439
Rassini SAB de CV*	91,700	378,049
Wal-mart De Mexico Sab De Cv	136,700	321,658

		5,044,611

Peru — 3.7%
Credicorp Ltd.	3,800	579,690

TOTAL COMMON STOCKS (Cost $11,109,412)		10,714,018

PREFERRED STOCKS — 26.3%
Brazil — 25.0%
Itau Unibanco Holding SA, ADR	116,600	1,494,812

The accompanying notes are an integral part of the financial statements.

24

BRADESCO LATIN AMERICAN EQUITY FUND

Portfolio of Investments (Concluded)

April 30, 2015

	Number of Shares	Value

PREFERRED STOCKS — (Continued)
Brazil — (Continued)
Itausa - Investimentos Itau SA	326,000	$1,152,326
Petroleo Brasileiro SA, SP ADR	79,800	692,664
Suzano Papel e Celulose SA	70,600	353,592
Vale SA, SP ADR	39,400	238,370

		3,931,764

Colombia — 1.3%
Banco Davivienda SA	17,000	197,691

TOTAL PREFERRED STOCKS (Cost $4,270,965)		4,129,455

REGISTERED INVESTMENT COMPANY — 4.1%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.01%(a)	643,132	643,132

TOTAL REGISTERED INVESTMENT COMPANY (Cost $643,132)		643,132

TOTAL INVESTMENTS - 98.5% (Cost $16,023,509)		15,486,605
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.5%		232,751

NET ASSETS - 100.0%		$15,719,356

(a)	Rate periodically changes. Rate disclosed is the daily yield on April 30, 2015.
*	Non-income producing.

ADR	American Depositary Receipt
SP ADR	Sponsored Depositary Receipt

The accompanying notes are an integral part of the financial statements.

25

BRADESCO LATIN AMERICAN HARD CURRENCY BOND FUND

Portfolio Holdings Summary Table

April 30, 2015

(Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
SECURITY TYPE:
Corporate Bonds and Notes	67.0%	$10,354,107
Government Bonds	15.9	2,461,375
Registered Investment Company	26.2	4,053,182
Liabilities in excess of Assets	(9.1)	(1,409,063)

NET ASSETS	100.0%	$15,459,601

Portfolio holdings are subject to change at any time.

26

BRADESCO LATIN AMERICAN HARD CURRENCY BOND FUND

Portfolio of Investments

April 30, 2015

	Par
	Value	Value

CORPORATE BONDS AND NOTES — 67.0%
Austria — 0.2%
Oas Investments GmbH 8.25%, 10/19/2019(a)(b)	$200,000	$35,000

Brazil — 26.1%
Banco do Brasil SA 5.88%, 01/19/2023	700,000	710,290
Banco Santander Brasil SA 4.63%, 02/13/2017	200,000	208,000
BM&FBovespa SA 5.50%, 07/16/2020	500,000	541,250
Caixa Economica Federal 4.50%, 10/03/2018	200,000	201,500
Embraer SA 5.15%, 06/15/2022	500,000	527,500
Hypermarcas SA 6.50%, 04/20/2021(b)	500,000	523,000
Itau Unibanco Holding SA 5.75%, 01/22/2021	200,000	211,000
Itau Unibanco Holding SA 5.65%, 03/19/2022	300,000	312,750
Itau Unibanco Holding SA 5.50%, 08/06/2022	200,000	206,190
Samarco Mineracao SA 4.13%, 11/01/2022	200,000	186,000
Votorantim Cimentos SA 7.25%, 04/05/2041	400,000	412,000

		4,039,480

Cayman Islands — 15.1%
BFF International Ltd. 7.25%, 01/28/2020	500,000	564,105
BR Malls International Finance Ltd. 8.50%, 01/21/2016(b)(c)	400,000	410,000

	Par
	Value	Value

CORPORATE BONDS AND NOTES — (Continued)
Cayman Islands — (Continued)
Cosan Overseas Ltd. 8.25%, 11/05/2015(b)(c)	$200,000	$200,000
Odebrecht Finance Ltd. 4.38%, 04/25/2025	300,000	258,000
Suzano Trading Ltd. 5.88%, 01/23/2021	400,000	420,000
Vale Overseas Ltd. 4.38%, 01/11/2022	500,000	482,830

		2,334,935

Chile — 4.0%
Banco Santander Chile 3.88%, 09/20/2022	400,000	415,380
Corpbanca SA 3.88%, 09/22/2019	200,000	205,382

		620,762

Colombia — 2.9%
Bancolombia SA 5.95%, 06/03/2021	400,000	442,680

Luxembourg — 2.3%
Klabin Finance SA 5.25%, 07/16/2024	360,000	355,950

Mexico — 11.8%
Alfa SAB de CV 5.25%, 03/25/2024(b)	500,000	541,250
America Movil SAB de CV 5.00%, 03/30/2020	300,000	337,800
Cemex SAB de CV 5.88%, 03/25/2019(b)	500,000	516,000
Grupo Bimbo Sab de CV 4.50%, 01/25/2022	400,000	428,000

		1,823,050

The accompanying notes are an integral part of the financial statements.

27

BRADESCO LATIN AMERICAN HARD CURRENCY BOND FUND

Portfolio of Investments (Concluded)

April 30, 2015

	Par
	Value	Value

CORPORATE BONDS AND NOTES — (Continued)
Netherlands — 1.2%
Cimpor Financial Operations BV 5.75%, 07/17/2024(b)	$200,000	$181,000

Virgin Islands — 3.4%
Gerdau Trade, Inc. 5.75%, 01/30/2021	500,000	521,250

TOTAL CORPORATE BONDS AND NOTES (Cost $10,444,628)		10,354,107

GOVERNMENT BONDS — 15.9%
Brazilian Government International Bond 7.13%, 01/20/2037	2,030,000	2,461,375

TOTAL GOVERNMENT BONDS (Cost $2,507,522)		2,461,375

	Shares	Value

REGISTERED INVESTMENT COMPANY — 26.2%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.01%(d)	4,053,182	4,053,182

TOTAL REGISTERED INVESTMENT COMPANY (Cost $4,053,182)		4,053,182

TOTAL INVESTMENTS - 109.1% (Cost $17,005,332)		16,868,664
LIABILITIES IN EXCESS OF OTHER ASSETS - (9.1)%		(1,409,063)

NET ASSETS - 100.0%		$15,459,601

(a)	Investment with a total aggregate value of $35,000 or 0.2% of net assets was in default as of April 30, 2015.
(b)	This security is callable.
(c)	Security is perpetual. Date shown is next call date.
(d)	Rate periodically changes. Rate disclosed is the daily yield on April 30, 2015.

The accompanying notes are an integral part of the financial statements.

28

BRADESCO FUNDS

Statements of Assets and Liabilities

April 30, 2015

	Bradesco Latin American Equity Fund	Bradesco Latin American Hard Currency Bond Fund
Assets
Investments, at value (Cost $16,023,509 and $17,005,332, respectively)	$15,486,605	$16,868,664
Receivable for investments sold	48,306	—
Dividends and interest receivable	37,420	155,491
Receivable from Investment Adviser	173,269	—
Prepaid expenses and other assets	37,532	35,323

Total assets	15,783,132	17,059,478

Liabilities
Payable for investments purchased	—	1,532,537
Payable for audit fees	18,490	19,881
Payable for transfer agent fees	15,236	12,273
Payable for administration and accounting fees	13,137	13,124
Payable for custodian fees	8,177	8,881
Payable for printing fees	5,138	2,159
Payable for legal fees	1,284	2,534
Payable for distribution fees	17	20
Payable to Investment Adviser	—	6,890
Accrued expenses	2,297	1,578

Total liabilities	63,776	1,599,877

Net Assets	$15,719,356	$15,459,601

Net Assets Consisted of:
Capital stock, $0.01 par value	$18,410	$15,451
Paid-in capital	18,094,889	15,688,927
Accumulated net investment income/(loss)	(67,502)	37,999
Accumulated net realized loss from investments and foreign currency transactions and translation of assets and liabilities denominated in foreign currency	(1,789,409)	(146,108)
Net unrealized depreciation on investments	(537,032)	(136,668)

Net Assets	$15,719,356	$15,459,601

Institutional Class:
Net asset value, offering and redemption price per share ($15,636,647 / 1,831,345) and ($15,362,406 / 1,535,415 shares)	$8.54	$10.01

Retail Class:
Net asset value, offering and redemption price per share ($82,709 / 9,701) and ($97,195 / 9,690 shares)	$8.53	$10.03

The accompanying notes are an integral part of the financial statements.

29

BRADESCO FUNDS

Statements of Operations

For the Year Ended April 30, 2015

	Bradesco Latin American Equity Fund	Bradesco Latin American Hard Currency Bond Fund
Investment Income
Dividends	$268,897	$—
Less: foreign taxes withheld	(20,314)	—
Interest	24	482,837

Total investment income	248,607	482,837

Expenses
Advisory fees (Note 2)	105,639	90,371
Administration and accounting fees	77,063	75,231
Transfer agent fees (Note 2)	49,711	49,745
Legal fees	23,635	29,529
Registration and filing fees	23,315	23,697
Audit fees	19,846	19,881
Custodian fees (Note 2)	16,278	16,593
Printing and shareholder reporting fees	14,678	14,902
Trustees’ and officers’ fees (Note 2)	11,377	15,516
Distribution fees (Class R) (Note 2)	201	216
Other expenses	5,112	5,362

Total expenses	346,855	341,043

Less: waivers and reimbursements (Note 2)	(161,787)	(158,963)

Net expenses after waivers and reimbursements	185,068	182,080

Net investment income	63,539	300,757

Net realized and unrealized gain/(loss) from investments
Net realized loss from investments	(1,777,037)	(96,884)
Net realized loss from foreign currency transactions	(127,380)	—
Net change in unrealized appreciation/(depreciation) on investments	(565,933)	(287,924)
Net change in unrealized appreciation/(depreciation) on foreign currency translations	(131)	—

Net realized and unrealized loss on investments	(2,470,481)	(384,808)

Net decrease in net assets resulting from operations	$(2,406,942)	$(84,051)

The accompanying notes are an integral part of the financial statements.

30

BRADESCO LATIN AMERICAN EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2015	For the Period Ended April 30, 2014*
Increase/(Decrease) in net assets from operations:
Net investment income	$63,539	$5,795
Net realized loss from investments and foreign currency transactions	(1,904,417)	(11,115)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(566,064)	29,032

Net increase/(decrease) in net assets resulting from operations	(2,406,942)	23,712

Less Dividends and Distributions to Shareholders:
Net investment income:
Institutional Class	(17,181)	—

Total from net investment income	(17,181)	—

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	17,119,767	1,000,000

Total increase in net assets	14,695,644	1,023,712

Net assets
Beginning of period	1,023,712	—

End of period	$15,719,356	$1,023,712

Accumulated net investment income/(loss), end of period	$(67,502)	$7,859

*	The Fund commenced operations on December 20, 2013.

The accompanying notes are an integral part of the financial statements.

31

BRADESCO LATIN AMERICAN HARD CURRENCY BOND FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2015	For the Period Ended April 30, 2014*
Increase/(Decrease) in net assets from operations:
Net investment income	$300,757	$45,042
Net realized gain/(loss) from investments and foreign currency transactions	(96,884)	16,896
Net change in unrealized appreciation/(depreciation) on investments, and foreign currency translations	(287,924)	151,256

Net increase/(decrease) in net assets resulting from operations	(84,051)	213,194

Less Dividends and Distributions to Shareholders from:
Net investment income:
Institutional Class	(281,401)	(31,446)
Retail Class	(2,140)	—

Total from net investment income	(283,541)	(31,446)

Net realized capital gains:
Institutional Class	(65,450)	—
Retail Class	(670)	—

Total from net realized capital gains	(66,120)	—

Net decrease in net assets from dividends and distributions to shareholders	(349,661)	(31,446)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	11,189,553	4,522,012

Total increase in net assets	10,755,841	4,703,760

Net assets
Beginning of period	4,703,760	—

End of period	$15,459,601	$4,703,760

Accumulated net investment income, end of period	$37,999	$20,783

*	The Fund commenced operations on December 20, 2013.

The accompanying notes are an integral part of the financial statements.

32

BRADESCO LATIN AMERICAN EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class Shares outstanding, total investment return, ratios to average net assets and other supplemental data for each of the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2015		For the Period December 20, 2013* to April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$10.24		$10.00

Net investment income(1)	0.06		0.06
Net realized and unrealized gain/(loss) on investments	(1.75	)(2)	0.18

Net increase/(decrease) in net assets resulting from operations	(1.69)		0.24

Dividends and distributions to shareholders from:
Net investment income	(0.01)		—

Net asset value, end of period	$8.54		$10.24

Total investment return(3)	(16.51	)%(2)	2.40%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$15,637		$1,024
Ratio of expenses to average net assets	1.75%		1.75	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	3.27%		23.40	%(4)
Ratio of net investment income to average net assets	0.60%		1.70	%(4)
Portfolio turnover rate	120.72%		15.55	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

During the year, the Adviser reimbursed the Fund for a loss on an investment not meeting the Fund’s investment guidelines. Had this reimbursement not occurred, the Net realized and unrealized gain/(loss) on investments and the Total investment return would have been $(1.83) and (17.29)%, respectively.

(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

33

BRADESCO LATIN AMERICAN EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for Retail Class Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Retail Class
	For the Period June 9, 2014* to April 30, 2015
Per Share Operating Performance
Net asset value, beginning of period	$10.86

Net investment income(1)	0.02
Net realized and unrealized loss on investments	(2.35	)(2)

Net decrease in net assets resulting from operations	(2.33)

Net asset value, end of period	$8.53

Total investment return(3)	(21.46	)%(2)

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$83
Ratio of expenses to average net assets	2.00	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	4.58	%(4)
Ratio of net investment income to average net assets	0.25	%(4)
Portfolio turnover rate	120.72	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

During the period, the Adviser reimbursed the Fund for a loss on an investment not meeting the Fund’s investment guidelines. Had this reimbursement not occurred, the Net realized and unrealized gain/(loss) on investments and the Total investment return would have been $(2.49) and (22.65)%, respectively.

(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Reflects portfolio turnover for the Fund for the year ended April 30, 2015.

The accompanying notes are an integral part of the financial statements.

34

BRADESCO LATIN AMERICAN HARD CURRENCY BOND FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class Shares outstanding, total investment return, ratios to average net assets and other supplemental data for each of the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2015	For the Period December 20, 2013* to April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$10.34	$10.00

Net investment income(1)	0.25	0.13
Net realized and unrealized gain/(loss) on investments	(0.24)	0.28

Net increase in net assets resulting from operations	0.01	0.41

Dividends and distributions to shareholders from:
Net investment income	(0.27)	(0.07)
Net realized gains	(0.07)	—

Total dividends and distributions to shareholders	(0.34)	(0.07)

Net asset value, end of period	$10.01	$10.34

Total investment return(2)	0.07%	4.10%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$15,362	$4,704
Ratio of expenses to average net assets	1.50%	1.50	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	2.81%	7.61	%(3)
Ratio of net investment income to average net assets	2.48%	3.59	%(3)
Portfolio turnover rate	109.19%	6.52	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

35

BRADESCO LATIN AMERICAN HARD CURRENCY BOND FUND

Financial Highlights

Contained below is per share operating performance data for Retail Class Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Retail Class
	For the Period June 9, 2014* to April 30, 2015
Per Share Operating Performance
Net asset value, beginning of period	$10.53

Net investment income(1)	0.20
Net realized and unrealized loss on investments	(0.41)

Net decrease in net assets resulting from operations	(0.21)

Dividends and distributions to shareholders from:
Net investment income	(0.22)
Net realized gains	(0.07)

Total dividends and distributions to shareholders	(0.29)

Net asset value, end of period	$10.03

Total investment return(2)	(1.97)%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$97
Ratio of expenses to average net assets	1.75	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	3.11	%(3)
Ratio of net investment income to average net assets	2.27	%(3)
Portfolio turnover rate	109.19	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Reflects portfolio turnover for the Fund for the year ended April 30, 2015.

The accompanying notes are an integral part of the financial statements.

36

BRADESCO FUNDS

Notes to Financial Statements

April 30, 2015

1. Organization and Significant Accounting Policies

The Bradesco Latin American Equity Fund and the Bradesco Latin American Hard Currency Bond Fund (each a “Fund” and together the “Funds”) are non-diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds commenced operations on December 20, 2013. The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Funds are each authorized to issue and offer Class A, Class C, Institutional Class and Retail Class Shares. As of April 30, 2015, Class A and Class C shares had not been issued for the Funds.

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by each Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the FundVantage Trust’s Board of Trustees (“Board of Trustees”). Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities. Any assets held by the Funds that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds determine the daily NAV per share. Foreign securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses). Securities that do not have a readily available current market value are valued in accordance with procedure adopted by the Trust’s Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances

37

BRADESCO FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of each Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The fair value of a Fund’s bonds are generally based on quotes received from brokers of independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.

Significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that each Fund calculates its NAV (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. As a result, each Fund fair values foreign securities using an independent pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy.

38

BRADESCO FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

The following is a summary of the inputs used, as of April 30, 2015, in valuing each Fund’s investments carried at fair value:

	Bradesco Latin American Equity Fund
	Total Value at 04/30/15	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks	$10,714,018	$10,714,018	$—	$—
Preferred Stocks	4,129,455	4,129,455	—	—
Registered Investment Company	643,132	643,132	—	—

Total	$15,486,605	$15,486,605	$—	$—

	Bradesco Latin American Hard Currency Bond Fund
	Total Value at 04/30/15	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes	$10,354,107	$—	$10,354,107	$—
Government Bonds	2,461,375	—	2,461,375	—
Registered Investment Company	4,053,182	4,053,182	—	—

Total	$16,868,664	$4,053,182	$12,815,482	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market value, the fair value of each Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values each Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

39

BRADESCO FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires each Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when such Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2015, there were no significant transfers among Levels 1, 2 and 3 for the Funds.

Use of Estimates — The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund. The Funds’ investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

40

BRADESCO FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

Each Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in a Fund’s Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in a Fund’s Statement of Operations.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually to shareholders of the Bradesco Latin American Equity Fund and dividends from net investment income are declared and paid quarterly, if any, to shareholders of the Bradesco Latin American Hard Currency Bond Fund. Distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on ex-date for both Funds. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, each Fund may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against each Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Currency Risk — Each Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which each Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect each Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for each Fund is determined on the basis of U.S. dollars, each Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of each Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of each Fund’s holdings in foreign securities.

41

BRADESCO FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Emerging Markets Risk — The Bradesco Latin American Equity Fund and the Bradesco Latin American Hard Currency Bond Fund invests in emerging market instruments which are subject to certain credit and market risks. The securities and currency markets of emerging market countries are generally smaller, less developed, less liquid and more volatile than the securities and currency markets of the United States and other developed markets. Disclosure and regulatory standards in many respects are less stringent than in other developed markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristics of more developed countries.

Debt Investment Risk — Debt investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates. There is a risk that an issuer of a Fund’s debt investments may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high-yield/high-risk bonds, e.g., bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or if unrated are of comparable quality as determined by the manager, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Debt investments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise.

2. Transactions with Affiliates and Related Parties

BRAM US LLC (“BRAM US” or the “Adviser”) serves as investment adviser to each Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.00% of the Bradesco Latin American Equity Fund’s average daily net assets, and 0.75% of the Bradesco Latin American Hard Currency Bond Fund’s average

42

BRADESCO FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of each Fund to the extent that the “Total Annual Fund Operating Expenses,” excluding taxes, Rule 12b-1 distribution fees, “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions, exceed 1.75% and 1.50% (on an annual basis) of the Bradesco Latin American Equity Fund and Bradesco Latin American Hard Currency Bond Fund’s average daily net assets (the “Expense Limitations”), respectively. The Expense Limitations will remain in place with respect to each Fund until December 20, 2015, unless the Board of Trustees of the Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for each Fund. No recoupment will occur with respect to a Fund unless such Fund’s expenses are below the Expense Limitation.

For the year ended April 30, 2015, investment advisory fees accrued and waived were $105,639 and $90,371 for the Bradesco Latin American Equity Fund and the Bradesco Latin American Hard Currency Bond Fund, respectively. Additionally, the Adviser reimbursed fees of $56,148 and $68,592 for the Bradesco Latin American Equity Fund and Bradesco Latin American Hard Currency Bond Fund, respectively.

As of April 30, 2015, the amounts of potential recoupment by the Adviser were as follows:

	Expiration
	04/30/2017	04/30/2018
Bradesco Latin American Equity Fund	$53,081	$161,787
Bradesco Latin American Hard Currency Bond Fund	$56,142	$158,963

During the year ended April 30, 2015 the Bradesco Latin American Equity Fund held, purchased and completely liquidated investments not meeting the investment guidelines of the Fund. The Fund incurred a loss on these investment of $151,247 which the Adviser has agreed to reimburse the Fund. The loss and reimbursement is included in net realized loss from investments in the Statement of Operations.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annualized percentage rate of each Funds’ average daily net assets and is subject to certain minimum monthly fees. For providing transfer agency services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

43

BRADESCO FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

BNY Mellon and the Custodian have the ability to recover such amounts previously waived if each Fund terminates its agreements with BNY Mellon or the Custodian within three years of signing the agreements.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Funds pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trustees of the Trust who are not officers or employees of an investment adviser, sub-adviser or other service provider to the Trust receive compensation in the form of an annual retainer and per meeting fees for their services as a Trustee. The remuneration paid to the Trustees by the Funds during the year ended April 30, 2015 was $2,950 and $3,060 for the Bradesco Latin American Equity Fund and Bradesco Latin American Hard Currency Bond Fund, respectively. Certain employees of BNY Mellon serve as Officers of the Trust. They are not compensated by the Funds or the Trust.

3. Investment in Securities

For the year ended April 30, 2015, aggregate purchases and sales of investment securities (excluding U.S. Government and agency short-term investments and other short-term investments) of the Funds were as follows:

	Purchases	Sales
Bradesco Latin American Equity Fund	$28,184,697	$11,838,260
Bradesco Latin American Hard Currency Bond Fund	20,530,370	11,092,118

4. Capital Share Transactions

For the year ended April 30, 2015 and the period ended April 30, 2014, transactions in capital shares (authorized shares unlimited) were as follows:

	Bradesco Latin American Equity Fund
	For the Year Ended April 30, 2015		For the Period Ended April 30, 2014*
	Shares	Amount	Shares	Amount
Institutional Class
Sales	1,729,667	$17,000,000	100,000	$1,000,000
Reinvestments	1,678	14,632	—	—

Net Increase	1,731,345	17,014,632	100,000	1,000,000

44

BRADESCO FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

	Bradesco Latin American Equity Fund
	For the Year Ended April 30, 2015		For the Period Ended April 30, 2014*
	Shares	Amount	Shares	Amount
Retail Class**
Sales	9,701	$105,135	—	$—
Reinvestments	—	—	—	—

Net Increase	9,701	$105,135	—	$—

Total Net Increase	1,741,046	$17,119,767	100,000	$1,000,000

	Bradesco Latin American Hard Currency Bond Fund
	For the Year Ended April 30, 2015		For the Period Ended April 30, 2014*
	Shares	Amount	Shares	Amount
Institutional Class
Sales	1,072,919	$11,022,743	452,823	$4,500,000
Reinvestments	28,734	287,587	2,160	22,012
Redemptions	(21,221)	(222,744)	—	—

Net increase	1,080,432	$11,087,586	454,983	$4,522,012

Retail Class**
Sales	9,497	$100,000	—	$—
Reinvestments	193	1,967	—	—

Net increase	9,690	$101,967	—	$—

Total Net increase	1,090,122	$11,189,553	454,983	$4,522,012

*	The Fund commenced operations on December 20, 2013.
**	Retail Class commenced operations on June 9, 2014.

There is a 2.00% redemption fee that may be charged on shares redeemed which have been held for 30 days or less. The redemption fee is retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in-capital. For the year ending April 30, 2015, there were no redemption fees charged.

45

BRADESCO FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

5. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. Net investment income, net realized gains and net assets were not affected by these adjustments. The following permanent differences as of April 30, 2015, primarily attributed to gains and losses on foreign currency transactions and the capital gain on passive foreign investment companies sold were reclassed to ordinary income were reclassified among the following accounts:

	Accumulated Net Investment Income	Accumulated Net Realized Gain	Paid-in-Capital
Bradesco Latin American Equity Fund	$(121,719)	$121,719	$—

For the year ended April 30, 2015, the tax character of distributions paid by the Bradesco Latin American Equity Fund and the Bradesco Latin American Hard Currency Bond Fund was $17,181 and $349,661, respectively of ordinary income dividends. For the period ended April 30, 2014, the tax character of distributions paid by the Bradesco Latin American Hard Currency Bond Fund was $31,446 of ordinary income dividends. There were no distributions for the Bradesco Latin American Equity Fund for the year ended April 30, 2014. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

46

BRADESCO FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

As of April 30, 2015, the components of distributable earnings on a tax basis were as follows:

	Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Depreciation	Qualified Late-Year Losses
Bradesco Latin
American Equity Fund	$(25,272)	$—	$—	$(1,468,759)	$(899,912)
Bradesco Latin
American Hard Currency Bond Fund	$—	$47,092	$—	$ (145,761)	$(146,108)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2015, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Funds were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Bradesco Latin American Equity Fund	$16,955,236	$586,812	$(2,055,443)	$(1,468,631)
Bradesco Latin American Hard Currency Bond Fund	17,014,425	137,823	(283,584)	(145,761)

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2015, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2015. For the fiscal year ended April 30, 2015, the Fund deferred to May 1, 2015 the following losses:

	Late-Year Ordinary Losses Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral
Bradesco Latin American Equity Fund	$67,503	$832,409	$—
Bradesco Latin American Hard Currency Bond Fund	—	108,566	37,542

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2015 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions.

47

BRADESCO FUNDS

Notes to Financial Statements (Concluded)

April 30, 2015

As of April 30, 2015, the Bradesco Latin American Equity Fund had a short-term capital loss carryforwards of $25,272. The Bradesco Latin American Hard Currency Bond Fund did not have any capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on each Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

48

BRADESCO FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Bradesco Latin American Equity Fund and Bradesco Latin American Hard Currency Bond Fund

We have audited the accompanying statements of assets and liabilities of the Bradesco Latin American Equity Fund and Bradesco Latin American Hard Currency Bond Fund (the “Funds”), each a series of shares of beneficial interest in the FundVantage Trust, including the portfolios of investments, as of April 30, 2015, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for the year then ended and for the period December 20, 2013 (commencement of operations) through April 30, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2015 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bradesco Latin American Equity Fund and Bradesco Latin American Hard Currency Bond Fund as of April 30, 2015, and the results of their operations for the year then ended and the changes in their net assets and their financial highlights for the year then ended and for the period December 20, 2013 through April 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

June 22, 2015

49

BRADESCO FUNDS

Shareholder Tax Information

(Unaudited)

The Funds are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by a Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2015, the Bradesco Latin American Equity Fund and the Bradesco Latin American Hard Currency Bond Fund paid $17,181 and $349,661 respectively, of ordinary income dividends to their respective shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Bradesco Latin American Equity Fund and the Bradesco Latin American Hard Currency Bond designate 55.36% and 0.00%, respectively, of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0.02% for the Bradesco Latin American Equity Fund and 0.15% for the Bradesco Latin American Hard Currency Bond Fund.

The percentage of qualified short-term capital gain is 74.45% for the Bradesco Latin American Hard Currency Bond Fund. There was no percentage of qualified short-term capital gain for the Bradesco Latin American Equity Fund.

The Bradesco Latin American Equity Fund paid foreign taxes and recognized foreign source income as follows:

Foreign Taxes Paid	Foreign Source Income
$3,022	$271,220

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2015. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2016.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by a Fund, if any.

50

BRADESCO FUNDS

Shareholder Tax Information

(Unaudited)

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in a Fund.

51

BRADESCO FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 670-5705 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

52

BRADESCO FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (866) 640-5705.

53

BRADESCO FUNDS

Fund Management

(Unaudited)

    FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

    The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

    The Statement of Additional Information for the Funds contains additional information about the Trustees and is available, without charge, upon request by calling (866) 640-5705.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	38	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	38	None.

54

BRADESCO FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	38	None.
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing 2003 to 2008.	38	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

55

BRADESCO FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	38	None.

1Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing - the administrator and accounting agent and transfer agent to the Trust.

56

BRADESCO FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.	Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

57

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Investment Adviser

BRAM US LLC

1450, Avenida Paulista

6th Floor, 01310 - 917

Sao Paulo-SP, Brazil

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street

26th Floor

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

BRADESCO LATIN

AMERICAN

EQUITY FUND

BRADESCO LATIN

AMERICAN HARD

CURRENCY

BOND FUND

of

FundVantage Trust

Institutional Class

Retail Class

ANNUAL REPORT

April 30, 2015

This report is submitted for the general information of the shareholders of the Bradesco Latin American Equity Fund and the Bradesco Latin American Hard Currency Bond Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Bradesco Latin American Equity Fund and the Bradesco Latin American Hard Currency Bond Fund.

Bra001

CUTWATER INVESTMENT GRADE BOND FUND

of

FundVantage Trust

Institutional Class

ANNUAL REPORT

April 30, 2015

This report is submitted for the general information of the shareholders of the Cutwater Investment Grade Bond Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Cutwater Investment Grade Bond Fund.

CUTWATER INVESTMENT GRADE BOND FUND

Investment Adviser’s Annual Report

April 30, 2015

(Unaudited)

Dear Shareholder,

Performance

The Cutwater Investment Grade Bond Fund (the “Fund”) generated a gross return of 5.76% compared to 4.46% for the Barclays U.S. Aggregate Index (the “benchmark”) for the twelve months ended April 30, 2015. For the three-year period ended April 30, 2015, the Fund generated a gross return of 4.98% compared to 2.60% for the benchmark. On a net basis, the Fund had a return of 4.86% in the twelve months ending April 30, 2015 and a three-year annual return of 4.09%. The portfolio’s allocations to investment grade and high yield instruments during the twelve month period contributed to the Fund’s performance during the period. Portfolio positions in below-investment grade names are consistent with our view that most corporate balance sheets are strong and that corporate default rates should continue to remain muted over the next 12 months. Our anticipation of low default rates is based on the relatively low levels of debt maturing near-term, open markets for issuers, and a gradually improving U.S. economic outlook.

Market Review

Markets have continued to be volatile over the past twelve months with uncertainty around the timing of Federal Reserve actions, the drop in commodity prices, as well as Eurozone quantitative easing and Greek exit fears. Core interest rates in the Eurozone have been driven to negative territory as a result of quantitative easing, with 5-year German Bunds yielding 0.025%. Geopolitical concerns in Russia/Ukraine, the Middle East/ISIS, and slowdowns in select emerging markets like Brazil and China have continued to persist, further contributing to volatility. It remains unclear if global energy and commodity prices have stabilized and to what extent the appreciating U.S. dollar will affect multinational corporate earnings. The uncertainty around monetary policy has been and continues to be a source of volatility. The Federal Reserve spent much of 2014 preparing the market for an eventual rate hike in the middle of 2015. The final 2014 meeting in December concluded with fifteen of seventeen Fed members projecting that policy firming was appropriate by the end of 2015 with a median Fed Funds forecast of 1.125% by that time. They concluded that the economy no longer required a zero interest rate policy and the debate shifted to the implications of a June or September 2015 rate liftoff. This hypothesis changed significantly after the March 18th Fed meeting. Similar to the meeting previously identified, the March 18th statement was accompanied by an updated Summary of Economic Projections (“SEP”) and press conference. All three deliverables were surprisingly dovish, and a June hike seems all but officially off the table. Defined within the March 18th statement, then reinforced by the SEP and ensuing press conference was that the appropriateness of raising the Fed funds rate will be dependent on “further improvement in the labor market” and reasonable confidence that inflation will move back towards the 2% target. Concerns about the labor market suggest the Fed is not certain the economy can tolerate higher rates and is therefore taking a conservative approach to the timing of raising rates.

Earnings for the S&P 500® Index (“S&P 500”) for the first quarter have generally met or exceeded expectations. With approximately 99% of S&P 500 constituent companies reporting, 71% beat earnings estimates and earnings increased 0.7% on a year-over-year basis due to lower earnings in the energy sector. However, earnings grew a more robust 8.5% if that sector is excluded, despite the stronger dollar.1 Credit availability has continued to improve with an easing of lending standards which should support GDP growth in the near term. Spending in the energy sector has declined severely due to the sharp fall in oil prices pressuring select energy-related credits. Other industrial sectors remain well-capitalized, solidly profitable and poised for investment and future growth. Corporate merger and acquisition activity continues at a high level and the risks of further shareholder-friendly activity at the detriment of bond holders have also risen, thanks to low yields and receptive capital markets. We expect the 2015 earnings of S&P 500 companies to be impacted by the decline in oil prices, reduced capital spending in the energy sector, and the stronger U.S. dollar, with earnings for 2015 forecast to grow a modest 1.7%.2

Outlook

The IMF3 anticipates global GDP growth to improve modestly from 3.3% in 2014 to 3.5% in 2015, driven by anticipated recovery in European growth offset somewhat by a slowdown in the Emerging Markets. In the U.S., we believe the economic recovery is in the

1Source: FactSet Earnings Insight; May 29, 2015.

2Source: FactSet Earnings Insight; May 29, 2015.

3The International Monetary Fund, or IMF, is an organization of 188 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

1

CUTWATER INVESTMENT GRADE BOND FUND

Investment Adviser’s Annual Report (Concluded)

April 30, 2015

(Unaudited)

self-sustaining recovery phase and expect 2015 GDP growth to be in a healthy 2.5% to 2.7% range. This level of growth anticipates the U.S. consumer benefiting from an improving job market, lower oil prices, and strengthened household balance sheets or the “wealth effect”, reflected in high stock market valuations and recovering real-estate prices. Consumer confidence continues to improve and gives us some comfort that the consumption part of the GDP equation, representing over 68% of U.S. GDP, will support the achievement of our growth projections as the year progresses. We further anticipate a reduced drag on U.S. growth from the government sector, with state and local governments increasing spending as a result of improved tax receipts driven by the recovery in housing. Finally, the strength of the U.S. dollar is a headwind for exports and also continues to dampen inflation. We therefore remain comfortable with current positioning of being overweight a carefully underwritten credit allocation, defensive towards short-term interest rates while emphasizing diversity and risk management, and we believe that this will position the Fund to achieve a competitive total return.

Notes to Shareholders

On January 5, 2015, it was announced that The Bank of NY Mellon (“BNY Mellon” or “Bank”) successfully acquired Cutwater Holdings, LLC, parent of Cutwater Investor Services Corp. (“Cutwater”), the Fund’s adviser. Cutwater now operates a wholly owned subsidiary of BNY Mellon Investment Management, one of the world’s leading investment management organizations and one of the top U.S. wealth managers, with $1.7 trillion in assets under management as of March 31, 2015. BNY Mellon Investment Management encompasses BNY Mellon’s affiliated investment management firms, wealth management services, and global distribution companies. Cutwater now works closely with Insight Investment, one of BNY Mellon’s subsidiary leading investment management boutiques. The acquisition was seamless for Cutwater Investment Grade Bond Fund shareholders and all Cutwater investment personnel responsible for the management of the Fund remain in place.

Unless you are notified to the contrary, the products and services mentioned are not insured by the FDIC (or by any governmental entity) and are not guaranteed by or obligations of BNY Mellon or any of its affiliates. The Bank assumes no responsibility for the accuracy or completeness of the above data and disclaims all expressed or implied warranties in connection therewith.

Cutwater Asset Management

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2015 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks.

2

CUTWATER INVESTMENT GRADE BOND FUND

Annual Report

Performance Data

April 30, 2015

(Unaudited)

Comparison of Change in Value of $100,000 in Cutwater Investment Grade Bond Fund’s Institutional Class

vs. Barclays U.S. Aggregate Bond Index

Average Annual Total Returns for the Periods Ended April 30, 2015
	1 Year	3 Year	Since Inception*
Institutional Class	4.86%	4.09%	4.55%
Barclays U.S. Aggregate Bond Index	4.46%	2.60%	3.78%**

*	The Cutwater Investment Grade Bond Fund (the “Fund”) commenced operations on December 2, 2010.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 678-6242.

The Fund’s total annual gross and net operating expense ratio for Institutional Class shares of the Fund, as stated in the current prospectus dated September 1, 2014, is 1.25% and 0.85%, respectively, of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Cutwater Investor Services Corp. (“Cutwater” or the “Adviser”) has voluntarily agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items and brokerage commissions) do not exceed 0.85% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). Such Expense Limitation will continue until Cutwater notifies the Fund of a change in its voluntary Expense Limitation or its discontinuation. This Expense Limitation may be discontinued at any time at the discretion of Cutwater. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

A 1.00% redemption fee applies to shares redeemed within 60 days of purchase. The redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the Barclays U.S. Aggregate Bond Index. The Barclays U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment grade bond market. The S&P 500 Index represents an unmanaged, broad-based basket of stock and is typically used as a proxy for overall market performance. References to an index over a specific period are provided for your information only and should not be considered indicative of an investment in the Cutwater Investment Grade Bond Fund. Note that an index is unmanaged and the information contained herein does not reflect any investment management fees or transaction costs. It is impossible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is subject to the risks of the fixed-income securities in its portfolio such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money.

3

CUTWATER INVESTMENT GRADE BOND FUND

Fund Expense Disclosure

April 30, 2015

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period from November 1, 2014 through April 30, 2015 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Cutwater Investment Grade Bond Fund
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$1,019.90	$4.26
Hypothetical (5% return before expenses)	1,000.00	1,020.58	4.26

*

Expenses are equal to an annualized expense ratio for the six month period ended April 30, 2015 of 0.85% for the Institutional Shares of the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual six month total returns for the Fund of 1.99%.

4

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio Holdings Summary Table

April 30, 2015

(Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value

Corporate Bonds and Notes	49.0%	$18,990,322
Residential Mortgage-Backed Securities	15.0	5,842,067
U.S. Treasury Obligations	11.4	4,424,442
Asset Backed Securities	8.6	3,338,681
Commercial Mortgage-Backed Securities	6.9	2,680,141
Registered Investment Company	5.4	2,085,986
Municipal Bonds	2.7	1,041,737
Preferred Stock	1.4	534,788
Liabilities in Excess of other Assets	(0.4)	(162,862)

NET ASSETS	100.0%	$38,775,302

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

5

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio of Investments

April 30, 2015

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value
CORPORATE BONDS AND NOTES — 49.0%
Airlines — 1.4%
American Airlines 2013-2 Class B Pass Through Trust, 5.60%, 01/15/22 144A	NA/BB+	$383	$401,308
British Airways 2013-1 Class B Pass Through Trust, 5.625%, 12/20/21 144A	Baa2/BBB	147	156,748

			558,056

Automotive — 0.9%
FCA US LLC/CG Co-Issuer, Inc., Sec. Notes, 8.25%, 06/15/21 (b)	B1/BB-	300	331,125

Diversified Financial Services — 18.9%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Co. Gty., 4.50%, 05/15/21 144A	Ba2/BB+	250	263,125
AIG Retirement Services, Inc., Sr. Unsec. Notes, 8.125%, 04/28/23	Baa1/A-	145	186,140
American Express Co., Sub. Notes, 6.80%, 09/01/66 (b)(c)	Baa2/BB+	195	204,750
Bank of America Corp., Sr. Unsec. Notes, 5.75%, 12/01/17	Baa2/A-	210	230,655
Bank of America Corp., Sr. Unsec. Notes, 5.875%, 01/05/21	Baa2/A-	320	371,714
BB&T Corp., Sr. Unsec. Notes, 1.131%, 06/15/18 (b)(c)	A2/A-	405	408,723
Bear Stearns Cos., LLC (The), Sr. Unsec. Notes, 6.40%, 10/02/17	A3/A	267	297,101
BioMed Realty LP, Co. Gty., REIT, 6.125%, 04/15/20 (b)	Baa2/BBB	226	258,953
Citigroup, Inc., Sr. Unsec. Notes, 3.375%, 03/01/23	Baa2/A-	208	209,764
Citigroup, Inc., Sub. Notes, 5.30%, 05/06/44	Baa3/BBB+	225	243,603
Credit Agricole SA., Sub. Notes, 4.375%, 03/17/25 144A	Baa3/BBB	310	306,630
EPR Properties, Co. Gty., REIT, 5.75%, 08/15/22 (b)	Baa2/BBB-	358	391,556
General Electric Capital Corp., Jr. Sub. Notes, 5.25%, 06/15/23 (b)(c)(d)	Baa1/A+	400	426,000
General Electric Capital Corp., Sub. Notes, 5.30%, 02/11/21	A2/AA	260	301,089
Goldman Sachs Group, Inc. (The), Sr. Unsec. Notes, 2.375%, 01/22/18	Baa1/A-	91	92,612
HSBC Capital Funding LP/Jersey Channel Islands, Ltd., Co. Gty., 10.176%, 06/30/30 144A(b)(c)(d)	Baa2/BBB-	325	495,625
HSBC Holdings PLC, Sub. Notes, 4.25%, 03/14/24	A3/BBB+	200	208,607
ING Bank NV., Sub. Notes, 4.125%, 11/21/23 (b)(c)	Baa2/BBB	350	363,545
JPMorgan Chase & Co., Jr. Sub. Notes, 7.90%, 04/30/18 (b)(c)(d)	Ba1/BBB-	387	412,155
Morgan Stanley, Jr. Unsec. Notes, 5.45%, 07/15/19 (b)(c)(d)	Ba3/BB	365	367,738
Morgan Stanley, Sr. Unsec. Notes, 5.50%, 07/24/20	Baa2/A-	425	484,048
Morgan Stanley, Sr. Unsec. Notes, 4.30%, 01/27/45	Baa2/A-	40	39,333
Sinochem Overseas Capital Co., Ltd., Co. Gty., 6.30%, 11/12/40 144A	A3/A-	211	270,309
US Bank N.A., Sr. Unsec. Notes, 0.759%, 10/28/19 (b)(c)	Aa3/AA-	490	491,242

			7,325,017

Energy — 3.2%
BG Energy Capital PLC, Co. Gty., 6.50%, 11/30/72 (b)(c)	Baa1/BBB	300	327,930
California Resources Corp., Co. Gty., 6.00%, 11/15/24 144A(b)	Ba2/BB	72	67,680
CITGO Petroleum Corp., Sr. Sec. Notes, 6.25%, 08/15/22 144A(b)	B3/B+	350	342,125
Hess Corp., Sr. Unsec. Notes, 5.60%, 02/15/41	Baa2/BBB	150	166,659
Noble Energy, Inc., Sr. Unsec. Notes, 8.25%, 03/01/19	Baa2/BBB	146	174,980
Transocean, Inc., Co. Gty., 6.50%, 11/15/20	Ba1/BB+	163	145,274

			1,224,648

Food — 0.4%
HJ Heinz Co., Sec. Notes, 4.875%, 02/15/25 144A(b)	B1/BB	149	162,708

The accompanying notes are an integral part of the financial statements.

6

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio of Investments (Continued)

April 30, 2015

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value
CORPORATE BONDS AND NOTES — (Continued)
Healthcare — 1.7%
Actavis Funding SCS, Co. Gty., 4.75%, 03/15/45 (b)	Baa3/BBB-	$30	$30,328
Fresenius Medical Care US Finance, Inc., Co. Gty., 5.75%, 02/15/21 144A	Ba2/BB+	325	355,062
Medtronic, Inc., Co. Gty., 4.625%, 03/15/45 144A	A3/A	140	150,797
Memorial Sloan-Kettering Cancer Center, Sr. Unsec. Notes, 4.20%, 07/01/55	Aa3/AA-	115	111,935

			648,122

Industrial — 2.4%
ADT Corp. (The), Sr. Unsec. Notes, 6.25%, 10/15/21	Ba2/BB-	175	188,125
ERAC USA Finance, LLC, Co. Gty., 4.50%, 02/15/45 144A(b)	Baa1/BBB+	215	212,183
Penske Truck Leasing Co. Lp / PTL Finance Corp., Sr Unsec. Notes, 3.375%, 02/01/22 144A(b)	Baa3/BBB-	201	199,826
Samarco Mineracao SA, Sr. Unsec. Notes, 5.75%, 10/24/23 144A	NA/BBB-	275	273,020
Sydney Airport Finance Co. Pty Ltd., Sr. Sec. Notes, 3.375%, 04/30/25 144A(b)	Baa2/BBB	70	69,408

			942,562

Insurance — 4.9%
Allstate Corp. (The), Jr. Sub. Notes, 6.50%, 05/15/67 (b)(c)	Baa1/BBB	325	378,462
American Financial Group, Inc., Sr. Unsec. Notes, 9.875%, 06/15/19	Baa1/BBB+	130	164,993
American International Group, Inc., Jr. Sub. Debs., 8.175%, 05/15/68 (b)(c)	Baa2/BBB	325	450,125
Liberty Mutual Group, Inc., Co. Gty., 7.00%, 03/07/67 144A(b)(c)	Baa3/BB+	208	214,500
Prudential Financial, Inc., Jr. Sub. Notes, 5.20%, 03/15/44 (b)(c)	Baa2/BBB+	400	411,000
Travelers Cos., Inc. (The), Jr. Sub. Notes, 6.25%, 03/15/67 (b)(c)	A3/NR	244	261,175

			1,880,255

Media — 1.8%
Numericable Group SA, Sr. Sec. Notes, 6.25%, 05/15/24 144A(b)	Ba3/B+	250	256,878
VTR Finance BV, Sr. Sec. Notes, 6.875%, 01/15/24 144A(b)	B1/B+	425	439,748

			696,626

Mining — 0.6%
Teck Resources, Ltd., Co. Gty., 5.20%, 03/01/42 (b)	Baa3/BBB-	296	242,888

Pipe Lines Ex Natural Gas — 4.3%
Energy Transfer Partners LP, Sr. Unsec. Notes, 5.15%, 03/15/45 (b)	Baa3/BBB-	160	155,925
Enterprise Products Operating LLC, Co. Gty., 7.034%, 01/15/68 (b)(c)	Baa2/BBB-	211	228,671
IFM US Colonial Pipeline 2 LLC, Sr. Sec. Notes, 6.45%, 05/01/21 144A(b)	NA/BBB-	175	191,474
Kinder Morgan Energy Partners LP, Co. Gty., 9.00%, 02/01/19	Baa3/BBB-	130	157,832
Kinder Morgan Inc., Co. Gty., 5.55%, 06/01/45 (b)	Baa3/BBB-	365	364,414
Regency Energy Partners LP / Regency Energy Finance Corp., Co. Gty., 6.50%, 07/15/21 (b)	Baa3/BBB-	370	392,200
Williams Partners LP / ACMP Finance Corp., Sr. Unsec. Notes, 4.875%, 05/15/23 (b)	Baa2/BBB	190	192,768

			1,683,284

Technology Hardware & Equipment — 0.3%
NCR Corp., Co. Gty., 5.875%, 12/15/21 (b)	Ba3/BB	95	97,375

Telecommunications — 5.5%
AT&T, Inc., Sr. Unsec. Notes, 4.50%, 05/15/35 (b)	Baa1/BBB+	300	293,762

The accompanying notes are an integral part of the financial statements.

7

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio of Investments (Continued)

April 30, 2015

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value
CORPORATE BONDS AND NOTES — (Continued)
Telecommunications — (Continued)
AT&T, Inc., Sr. Unsec. Notes, 4.75%, 05/15/46 (b)	Baa1/BBB+	$70	$68,434
Bharti Airtel International Netherlands BV., Co. Gty., 5.35%, 05/20/24 144A	Baa3/BBB-	360	397,285
DISH DBS Corp., Co. Gty., 5.875%, 07/15/22	Ba3/BB-	240	241,800
Frontier Communications Corp., Sr. Unsec. Notes, 8.50%, 04/15/20	Ba3/BB-	325	359,938
Qwest Corp., Sr. Unsec. Notes, 7.25%, 10/15/35 (b)	Baa3/BBB-	195	201,311
T-Mobile USA, Inc., Co. Gty., 6.625%, 04/01/23 (b)	Ba3/BB	227	235,671
Verizon Communications, Inc., Sr. Unsec. Notes, 2.021%, 09/14/18 (c)	Baa1/BBB+	195	202,538
Verizon Communications, Inc., Sr. Unsec. Notes, 6.55%, 09/15/43	Baa1/BBB+	8	10,010
Verizon Communications, Inc., Sr. Unsec. Notes, 5.012%, 08/21/54	Baa1/BBB+	60	59,247
Verizon Communications, Inc., Sr. Unsec. Notes, 4.672%, 03/15/55 144A	Baa1/BBB+	72	67,395

			2,137,391

Utilities — 2.7%
Black Hills Corp., Sr. Unsec. Notes, 4.25%, 11/30/23 (b)	Baa1/BBB	100	106,520
Duquesne Light Holdings, Inc., Sr. Unsec. Notes, 6.40%, 09/15/20 144A	Baa3/BBB-	163	192,928
Electricite de France SA, Jr. Sub. Notes, 5.25%, 01/29/23 144A(b)(c)(d)	Baa1/BBB	208	217,880
Southern Power Co., Sr. Unsec. Notes, 5.25%, 07/15/43	Baa1/BBB+	170	193,481
UIL Holdings Corp., Sr. Unsec. Notes, 4.625%, 10/01/20	Baa2/BBB-	325	349,456

			1,060,265

TOTAL CORPORATE BONDS AND NOTES (Cost $18,271,948)			18,990,322

ASSET BACKED SECURITIES — 8.6%
AmeriCredit Automobile Receivables Trust, Series 2012-3, Class C, 2.42%, 05/08/18 (b)	Aaa/AA	202	204,153
Carlyle Global Market Strategies CLO Ltd., Series 2014-3A, Class B, 3.427%, 07/27/26 144A(c)	A2/NA	500	498,860
Goldentree Loan Opportunities V, Ltd., Series 2007-5A, Class B, CLO, 1.375%, 10/18/21 144A(b)(c)	Aaa/AAA	500	498,045
Harley-Davidson Motorcycle Trust 2011-1, Class B, 2.12%, 08/15/17 (b)	Aaa/AA+	305	306,250
North End CLO, Ltd., Series 2013-1A, Class B, 1.925%, 07/17/25 144A(b)(c)	NR/AA	1,000	978,480
Sonic Capital, LLC, Series 2011-1A, Class A2, 5.438%, 05/20/41 144A(b)	Baa2/BBB	108	114,122
Spirit Master Funding, LLC, 5.76%, 03/20/42 144A(b)	NA/A+	303	332,460
TAL Advantage V, LLC, Series 2013-1A, Class A, 2.83%, 02/22/38 144A(b)	NA/A	331	330,216
TAL Advantage V, LLC, Series 2014-2A, Class A1, 1.70%, 05/20/39 144A(b)	NA/A	77	76,095

TOTAL ASSET BACKED SECURITIES (Cost $3,304,083)			3,338,681

COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.9%
BLCP Hotel Trust, Series 2014-CLRN, Class B, 1.536%, 08/15/29 144A(b)(c)	NA/AA-	305	304,281
FREMF Mortgage Trust, Series 2015-K44, Class B 3.685%, 01/25/48 144A(b)	NA/NA	90	89,806
Hilton USA Trust, Series 2013-HLT, Class CFX, 3.714%, 11/05/30 144A	A3/A-	227	230,400
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class AJ, 5.485%, 07/12/46(b)(c)	Ba2/NA	423	432,741
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV, Class C, 4.435%, 10/15/30 144A(c)	NA/A	540	546,880
ORES LLC, Series 2014-LV3, Class A, 3.00%, 03/27/24 144A(e)	NA/NA	108	108,040
Resource Capital Corp. Ltd., Series 2014-CRE2, Class A, 1.23%, 04/15/32 144A(b)(c)	Aaa/NA	300	298,315

The accompanying notes are an integral part of the financial statements.

8

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio of Investments (Continued)

April 30, 2015

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (Continued)
Wells Fargo Commercial Mortgage Trust, Series 2014-TISH, Class SCH2, 3.682%, 01/15/27 144A(c)	NA/BB	$450	$445,154
Wells Fargo Commercial Mortgage Trust, Series 2014-TISH, Class WTS2, 3.432%, 02/15/27 144A(c)	NA/BB	225	224,524

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $2,630,979)			2,680,141

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 15.0%
FHLMC Gold Pool # G03508, 6.00%, 07/01/37	Aaa/AA+	72	82,541
FHLMC Gold Pool # G08595, 4.00%, 07/01/44	Aaa/AA+	351	374,071
FNMA Pool #AB3737, 3.50%, 10/01/41	Aaa/AA+	947	993,420
FNMA Pool #AD7136, 5.00%, 07/01/40	Aaa/AA+	261	290,417
FNMA Pool #AL0515, 6.00%, 07/01/40	Aaa/AA+	135	156,705
FNMA Pool #AS4236, 3.50%, 01/01/45	Aaa/AA+	972	1,018,881
FNMA Pool #AT2762, 2.50%, 05/01/28	Aaa/AA+	197	201,837
FNMA Pool #AU1264, 3.00%, 07/01/43	Aaa/AA+	614	625,908
FNMA Pool #AV5063, 3.00%, 02/01/29	Aaa/AA+	331	346,206
FNMA Pool #AX6539, 4.00%, 12/01/44	Aaa/AA+	765	818,070
GNMA Pool #694462, 6.00%, 10/15/38	Aaa/AA+	75	86,115
GNMA Pool #729349, 4.00%, 07/15/41	Aaa/AA+	157	170,008
GNMA Pool #AD6019, 3.50%, 04/20/43	Aaa/AA+	26	27,313
GNMA Pool #MA0391, 3.00%, 09/20/42	Aaa/AA+	83	85,253
GNMA Pool #MA0534, 3.50%, 11/20/42	Aaa/AA+	255	270,178
GNMA Pool #MA2226, 5.00%, 09/20/44	Aaa/AA+	267	295,144

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $5,788,993)			5,842,067

MUNICIPAL BONDS — 2.7%
American Municipal Power-Ohio, Inc., Build America Bonds, RB, 6.053%, 02/15/43	A1/A	225	282,503
Massachusetts Clean Water Trust (The), Refunding Bonds, RB, 5.00%, 08/01/25	Aaa/AAA	235	293,555
New York State Dormitory Authority, Trustees of Columbia University, RB, 5.00%, 10/01/45	Aaa/AAA	235	312,397
State of Illinois, Build America Bonds, GO, 7.35%, 07/01/35	A3/A-	130	153,282

TOTAL MUNICIPAL BONDS (Cost $962,552)			1,041,737

U.S. TREASURY OBLIGATIONS — 11.4%
United States Treasury Note, 0.875%, 07/31/19	Aaa/AA+	300	294,727
United States Treasury Note, 1.25%, 10/31/19	Aaa/AA+	645	641,876
United States Treasury Note, 1.625%, 08/15/22	Aaa/AA+	590	581,841
United States Treasury Note, 2.125%, 08/15/21	Aaa/AA+	340	347,969
United States Treasury Note, 2.25%, 11/15/24	Aaa/AA+	550	560,184
United States Treasury Note, 2.50%, 08/15/23	Aaa/AA+	425	443,693
United States Treasury Note, 2.75%, 11/15/23	Aaa/AA+	90	95,716
United States Treasury Bond, 2.75%, 11/15/42	Aaa/AA+	545	544,915
United States Treasury Bond, 5.375%, 02/15/31	Aaa/AA+	655	913,521

TOTAL U.S. TREASURY OBLIGATIONS (Cost $4,246,434)			4,424,442

The accompanying notes are an integral part of the financial statements.

9

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio of Investments (Concluded)

April 30, 2015

	Moody’s/ Standard & Poor’s Rating(a)	Number of Shares	Value
PREFERRED STOCK — 1.4%
Diversified Financial Services — 1.4%
CoBank ACB 144A*	NA/BBB+	5,200	$534,788

TOTAL PREFERRED STOCK (Cost $542,100)			534,788

REGISTERED INVESTMENT COMPANY — 5.4%
BlackRock Liquidity Funds TempCash Portfolio, Institutional Shares, 0.06%(f)	NR/NR	2,085,986	2,085,986

TOTAL REGISTERED INVESTMENT COMPANY (Cost $2,085,986)			2,085,986

TOTAL INVESTMENTS - 100.4%
(Cost $37,833,075)			38,938,164
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4)%			(162,862)

NET ASSETS - 100.0%			$38,775,302

(a)	Ratings for debt securities are unaudited. All ratings are as of April 30, 2015 and may have changed subsequently.
(b)	This security is callable.
(c)	Floating or variable rate security. Rate disclosed is as of April 30, 2015.
(d)	Security is perpetual. Date shown is next call date.
(e)	Security is deemed illiquid at April 30, 2015.
(f)	Rate periodically changes. Rate disclosed is the daily yield on April 30, 2015.
*	Non-income producing.

144A Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At April 30, 2015, these securities amounted to $11,315,108 or 29.2% of net assets. These securities have been determined by the Adviser to be liquid securities, unless otherwise noted. (See Note 4 in Notes to Financial Statements).

Legend
CG	Chrysler Group
CLO	Collateralized Loan Obligation
Co. Gty.	Company Guaranty
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FREMF	Finnish Real Estate Management Federation
GNMA	Government National Mortgage Association
GO	General Obligations
Jr.	Junior
LLC	Limited Liability Company
LP	Limited Partnership

Ltd.	Limited
N.A.	National Association
NA	Not Available
NR	Not Rated
PLC	Public Limited Company
RB	Revenue Bond
REIT	Real Estate Investment Trust
Sec.	Secured
Sr.	Senior
Sub.	Subordinated
Unsec.	Unsecured

The accompanying notes are an integral part of the financial statements.

10

CUTWATER INVESTMENT GRADE BOND FUND

Statement of Assets and Liabilities

April 30, 2015

Assets
Investments, at value (Cost $37,833,075)	$38,938,164
Receivable for investments sold	314,447
Dividends and interest receivable	312,223
Prepaid expenses and other assets	7,462

Total assets	39,572,296

Liabilities
Payable for investments purchased	685,609
Payable for administration and accounting fees	19,763
Payable to Investment Adviser	12,311
Payable for transfer agent fees	9,286
Payable for custodian fees	4,406
Accrued expenses	65,619

Total liabilities	796,994

Net Assets	$38,775,302

Net Assets Consisted of:
Capital stock, $0.01 par value	$38,024
Paid-in capital	37,725,391
Accumulated net investment income	28,376
Accumulated net realized loss from investments	(121,578)
Net unrealized appreciation on investments	1,105,089

Net Assets	$38,775,302

Institutional Class:

Net asset value, offering and redemption price per share ($38,775,302 / 3,802,389 shares)	$10.20

The accompanying notes are an integral part of the financial statements.

11

CUTWATER INVESTMENT GRADE BOND FUND

Statement of Operations

For the Year Ended April 30, 2015

Investment Income
Interest	$1,407,417
Dividends	32,500

Total investment income	1,439,917

Expenses
Advisory fees (Note 2)	190,111
Administration and accounting fees (Note 2)	91,896
Legal fees	56,482
Transfer agent fees (Note 2)	52,845
Audit fees	34,976
Printing and shareholder reporting fees	16,720
Custodian fees (Note 2)	16,651
Trustees’ and officers’ fees (Note 2)	15,531
Registration and filing fees	1,649
Other expenses	6,408

Total expenses before waivers and reimbursements	483,269

Less: waivers and reimbursements (Note 2)	(160,080)

Net expenses after waivers and reimbursements	323,189

Net investment income	1,116,728

Net realized and unrealized gain from investments:
Net realized gain from investments	476,468
Net change in unrealized appreciation/(depreciation) on investments	200,839

Net realized and unrealized gain on investments	677,307

Net increase in net assets resulting from operations	$1,794,035

The accompanying notes are an integral part of the financial statements.

12

CUTWATER INVESTMENT GRADE BOND FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
Increase/(decrease) in net assets from operations:
Net investment income	$1,116,728	$1,243,280
Net realized gain/(loss) from investments	476,468	(482,663)
Net change in unrealized appreciation/(depreciation) on investments	200,839	(868,445)

Net increase/(decrease) in net assets resulting from operations	1,794,035	(107,828)

Less Dividends and Distributions to Shareholders from:
Net investment income:
Institutional Class	(1,168,769)	(1,275,618)
Net realized capital gains:
Institutional Class	—	(461,032)

Net decrease in net assets from dividends and distributions to shareholders	(1,168,769)	(1,736,650)

Increase/(Decrease) in Net Assets Derived from Capital Share Transactions (Note 5)	1,168,769	(8,513,351)

Total increase/(decrease) in net assets	1,794,035	(10,357,829)

Net assets
Beginning of year	36,981,267	47,339,096

End of year	$38,775,302	$36,981,267

Accumulated net investment income, end of year	$28,376	$3,600

The accompanying notes are an integral part of the financial statements.

13

CUTWATER INVESTMENT GRADE BOND FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012	For the Period December 2, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.03	$10.47	$10.31		$10.01	$10.00

Net investment income(1)	0.30	0.33	0.29		0.32	0.11
Net realized and unrealized gain/(loss) on investments	0.18	(0.30)	0.43		0.33	0.01

Net increase in net assets resulting from operations	0.48	0.03	0.72		0.65	0.12

Dividends and distributions to shareholders from:
Net investment income	(0.31)	(0.34)	(0.32)		(0.35)	(0.11)
Net realized gains	—	(0.13)	(0.24)		—	—

Total dividends and distributions to shareholders	(0.31)	(0.47)	(0.56)		(0.35)	(0.11)

Net asset value, end of period	$10.20	$10.03	$10.47		$10.31	$10.01

Total investment return(2)	4.86%	0.37%	7.17%		6.59%	1.22%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$38,775	$36,981	$47,339		$72,511	$67,962
Ratio of expenses to average net assets	0.85%	0.85%	0.85%		0.85%	0.83	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	1.27%	1.24%	0.93%		1.05%	0.90	%(3)
Ratio of net investment income to average net assets	2.94%	3.26%	2.83%		3.19%	2.61	%(3)
Portfolio turnover rate	54.37%	76.18%	154.23	%(5)	95.43%	106.84	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

14

CUTWATER INVESTMENT GRADE BOND FUND

Notes to Financial Statements

April 30, 2015

1. Organization and Significant Accounting Policies

The Cutwater Investment Grade Bond Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on December 2, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Class C and Institutional Class. As of April 30, 2015, Class A and Class C Shares had not been issued.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities held by the Fund are valued at their last sale price on the NYSE on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the last asked price and the last bid price prior to the market close. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the last asked price and the last bid price prior to market close. The value of such securities quoted on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) markets system, but not listed on the National Market System, shall be valued at the mean between closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and the asked prices for such security in the over-the-counter market. Fixed income securities are valued based on the market quotations, which are furnished by an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates market value. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

15

CUTWATER INVESTMENT GRADE BOND FUND

Notes to Financial Statements (Continued)

April 30, 2015

The fair value of the Fund’s bonds are generally based on the quotes received from brokers or independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/15	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes	$18,990,322	$—	$18,990,322	$—
Asset Backed Securities	3,338,681	—	3,338,681	—
Commercial Mortgage-Backed Securities	2,680,141	—	2,680,141	—
Residential Mortgage-Backed Securities	5,842,067	—	5,842,067	—
Municipal Bonds	1,041,737	—	1,041,737	—
U.S. Treasury Obligations	4,424,442	—	4,424,442	—
Preferred Stock	534,788	534,788	—	—
Registered Investment Company	2,085,986	2,085,986	—	—

Total Investments	$38,938,164	$2,620,774	$36,317,390	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or are otherwise may be less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2015, there were no transfers between Levels 1, 2 and 3 for the Fund.

16

CUTWATER INVESTMENT GRADE BOND FUND

Notes to Financial Statements (Continued)

April 30, 2015

Use of Estimates — The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Gains and losses on principal paydowns from mortgage backed securities are recorded as interest income on the Statement of Operations. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of costs of the related investments. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Securities Traded on a To-Be-Announced Basis — The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly to shareholders. Distributions from net realized capital gains, if any, are declared and paid annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

17

CUTWATER INVESTMENT GRADE BOND FUND

Notes to Financial Statements (Continued)

April 30, 2015

2. Transactions with Affiliates and Related Parties

Cutwater Investor Services Corp. (“Cutwater” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.50% of the Fund’s average daily net assets. The Adviser has voluntarily agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items and brokerage commissions) do not exceed 0.85% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). Such Expense Limitation will continue until Cutwater notifies the Fund of a change in its voluntary Expense Limitation or its discontinuation. This Expense Limitation may be discontinued at any time at the discretion of Cutwater.

For the year ended April 30, 2015, the Adviser earned advisory fees of $190,111 and waived fees of $160,080.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trustees of the Trust who are not officers or employees of an investment adviser or other service provider to the Trust receive compensation in the form of an annual retainer and per meeting fees for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2015 was $4,518. Certain employees of BNY Mellon serve as Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2015, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$8,760,916	$11,412,517
U.S. Government Securities	11,594,992	8,840,720

18

CUTWATER INVESTMENT GRADE BOND FUND

Notes to Financial Statements (Continued)

April 30, 2015

4. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (the “1933 Act”), or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by Cutwater as applicable, based on policies and procedures established by the Fund’s Board of Trustees. Therefore, not all restricted securities are considered illiquid.

At April 30, 2015, the following restricted security was held as illiquid:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
Corporate Bonds and Notes:
ORES LLC, Series 2014-LV3, Class A 3.00%, 03/27/24	03/21/14	$108,040	$108,040	0.3%

5. Capital Share Transactions

For the years ended April 30, 2015 and April 30, 2014, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2015		For the Year Ended April 30, 2014
	Shares	Amount	Shares	Amount
Institutional Class:
Reinvestments	114,838	$1,168,769	175,080	$1,736,649
Redemptions	—	—	(1,008,518)	(10,250,000)

Net increase/(decrease)	114,838	$1,168,769	(833,438)	$(8,513,351)

6. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the year ended April 30, 2015, these adjustments were to increase accumulated net investment income by $76,817, and increase accumulated net realized loss by $76,817, due to paydowns. Paid-in-capital and net assets were not affected by these adjustments.

For the year ended April 30, 2015, the tax character of distributions paid by the Fund was $1,168,769 of ordinary income dividends. For the year ended April 30, 2014, the tax character of distributions paid by the Fund was $1,376,452 of ordinary income dividends and $360,198 of long-term capital gains dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

19

CUTWATER INVESTMENT GRADE BOND FUND

Notes to Financial Statements (Continued)

April 30, 2015

As of April 30, 2015, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Qualified Late-Year Losses
$(121,578)	$28,376	$—	$1,105,089	$—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2015, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$37,833,075

Gross unrealized appreciation	$1,370,605
Gross unrealized depreciation	(265,516)

Net unrealized appreciation	$1,105,089

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2015 any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2015. For the year ended April 30, 2015, the Fund had no loss deferrals or late year ordinary loss.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2015 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2015, the Fund’s capital loss carryforward was $121,578, of which $99,391 were short-term losses, $22,187 are long-term losses. All losses will be carried forward indefinitely and will retain their character as short-term and long-term capital losses.

During the year ended April 30, 2015, the Fund utilized $221,461 of prior year capital loss carryforward.

7. Mortgage-Related And Other Asset-Backed Securities Risk

Mortgage-related and asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

8. Debt Investment Risk

Debt investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates. There is a risk that an issuer of a Fund’s debt investments may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high-yield/high-risk bonds, e.g., bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or if unrated are of comparable quality as determined by the manager, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Debt investments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise.

20

CUTWATER INVESTMENT GRADE BOND FUND

Notes to Financial Statements (Concluded)

April 30, 2015

9. Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

21

CUTWATER INVESTMENT GRADE BOND FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and

Shareholders of the Cutwater Investment Grade Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Cutwater Investment Grade Bond Fund (one of the series constituting FundVantage Trust) (the “Fund”) as of April 30, 2015, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights for each of the periods presented through April 30, 2014 were audited by other auditors whose report dated June 24, 2014, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Cutwater Investment Grade Bond Fund (one of the series constituting FundVantage Trust) at April 30, 2015, and the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 26, 2015

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CUTWATER INVESTMENT GRADE BOND FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the year ended April 30, 2015, the Fund paid $1,168,769 ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 2.72% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for corporate dividends received deduction is 2.72%.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 96.23%.

A total of 8.06% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2015. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2016.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

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CUTWATER INVESTMENT GRADE BOND FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 678-6242 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Change in Independent Registered Public Accounting Firm

Due to independence matters under the Securities and Exchange Commission’s auditor independence rules relating to the January 2, 2015 acquisition of Cutwater Holdings, LLC (the parent of Cutwater Investor Services Corp.) by The Bank of New York Mellon, PricewaterhouseCoopers LLP (“PwC”) has resigned as the independent registered public accounting firm for the Cutwater Investment Grade Bond Fund (the “Fund”) effective March 12, 2015. Effective March 24, 2015, the Board of Trustees of FundVantage Trust (the “Trust”), upon recommendation of the Audit Committee, selected Ernst & Young LLP (“E&Y”) to serve as the independent registered public accounting firm for the Fund for the fiscal year ending April 30, 2015.

During the fiscal years ended April 30, 2013 and April 30, 2014, PwC’s reports contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During each fiscal year ends referred to above, and for the period from May 1, 2014 through PwC’s resignation on March 12, 2015, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (“Regulation S-K”).

As indicated above, the Trust has appointed E&Y as the independent registered public accounting firm to audit the Fund’s financial statements for the fiscal year ending April 30, 2015. During the Fund’s fiscal years ended April 30, 2013 and April 30, 2014, and for the period from May 1, 2014 through March 24, 2015, neither the Trust nor anyone on its behalf has consulted E&Y on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Approval of Advisory Agreement

On October 6, 2014, MBIA Inc. (“MBIA”) and The Bank of New York Mellon (“BNY Mellon”) announced an agreement pursuant to which BNY Mellon would acquire Cutwater Holdings, LLC (“CHL”), the parent of Cutwater Investor Services Corp. (“Cutwater” or the “Adviser”), from MBIA (the “Transaction”). The Transaction, which was consummated on January 2, 2015, resulted in a change of control of the Adviser (the “Change of Control”) and, pursuant to relevant provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), resulted in the assignment and automatic termination of the Cutwater Investment Grade Bond Fund’s investment advisory agreement with the Adviser dated November 23, 2010 (the “Prior Agreement”).

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CUTWATER INVESTMENT GRADE BOND FUND

Other Information

(Unaudited) (Continued)

Accordingly, at an in-person meeting held on November 21, 2014, the Board of Trustees of the Fund (“Board” or “Trustees”), including the Trustees who are not “interested persons” (“Independent Trustees”) within the meaning of Section 2(a)(19) of the 1940 Act, considered and approved a new advisory agreement with the Adviser (“New Agreement”), which was approved by shareholders on December 11, 2014 via unanimous written consent in lieu of a meeting of shareholders. The Adviser continued to provide services to the Fund under the Prior Agreement prior to the consummation of the Transaction. Upon closing of the Transaction on January 2, 2015, the Prior Agreement was superseded by New Agreement. The New Agreement has an initial term of two years and continues thereafter from year to year if specifically approved at least annually by the “vote of a majority of the outstanding voting securities” of the Fund or by the Board of Trustees and, in either event, by the vote of a majority of the Independent Trustees, cast in person at a meeting called for such purpose.

Below is a discussion regarding the Board’s considerations in approving the New Agreement at the November 21, 2014 in-person meeting. In connection with the Board’s consideration of the New Agreement, the Board also relied on its deliberations on the Prior Agreement at a meeting held in-person on September 22-23, 2014.

Before considering the New Agreement, the Board, including the Independent Trustees, requested and received requested and received information about the Adviser, the Transaction, the Change of Control and any anticipated impact of the Transaction or the Change of Control on the Fund and its shareholders. In determining whether to approve the New Agreement, the Trustees considered information provided by the Adviser in conjunction with the November 21, 2014 in-person meeting. At the meeting, the Board, including a majority of the Independent Trustees, unanimously approved the New Agreement.

In determining whether to approve the New Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) the services performed for the Fund, (ii) the size and qualifications of the Adviser’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) investment performance, (v) the capitalization and financial condition of the Adviser along with the respective capitalization and financial condition of MBIA and BNY Mellon, (vi) brokerage selection procedures, (vii) the procedures for allocating investment opportunities between the Fund and other clients, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund, (x) compliance with the Fund’s investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements, (xi) its proxy voting policies, and (xii) the Change of Control and the impact of the resulting change of control on the services provided by the Adviser. The Adviser also provided its current Form ADV for the Trustees’ review and consideration. The Trustees also received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the New Agreement. The Trustees also reviewed comparative performance data, comparative statistics and fee data for the Fund relative to other funds in its peer group.

At the in-person meeting on November 21, 2014, representatives from the Adviser joined the meeting and discussed the Change of Control, including the background of and reasons for the Change of Control. They also discussed the Adviser’s history, performance, investment strategy, and compliance program in connection with the proposed New Agreement.

Consideration of the Transaction and Change of Control. The Board received information from the representatives of the Adviser regarding the planned inclusion of the Adviser into BNY Mellon Investment Management’s multi-boutique asset management platform (the “BNY Mellon Platform”) with approximately $1.65 trillion in assets under management worldwide, noting that the BNY Mellon Platform’s assets under management were substantially larger than CHL’s assets under management, representing MBIA’s asset management business, of approximately $21.9 billion. Representatives

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CUTWATER INVESTMENT GRADE BOND FUND

Other Information

(Unaudited) (Continued)

of the Adviser informed the Board of their belief that these enhanced resources as a result of the Transaction would be beneficial to its performance of advisory services to the Fund on a going forward basis. BNY Mellon and its affiliates constitute a global leader in investment management and investment services, with significant scale, scope and stability. BNY Mellon’s parent company, The Bank of New York Mellon Corporation, has a current market capitalization of over $40 billion and had total revenue of approximately $15 billion and net income of $2.19 billion in the fiscal year ended December 31, 2013. In contrast, MBIA has a current market capitalization of approximately $2.29 billion and had total revenue of approximately $1.2 billion and net income of $250 million in the fiscal year ended December 31, 2013.

The Board was informed that after the Change of Control, the Adviser would be anticipated to operate within the BNY Mellon Platform as an autonomous affiliated investment advisory firm working closely with Insight Investment Management Limited (“Insight”), another investment manager on the BNY Mellon Platform. Insight is one of Europe’s leading investment managers in the fixed income and liability risk management markets with approximately $495 billion in assets under management. The representatives from the Adviser stated their belief that the proposed Transaction will benefit the Fund’s shareholders because of the advantages to be realized by the Adviser, as a result of its affiliation with BNY Mellon. The pending sale of CHL to BNY Mellon will align the Adviser with a parent that has significant businesses and resources deployed in the asset management industry. BNY Mellon’s existing investment in human and technological resources that encompass critical areas of governance, risk management, portfolio management, fixed income analysis, and customer service in a global organization will be of significant value to the Fund and the Fund’s shareholders.

It is expected that the collaboration between the Adviser and Insight will provide the Adviser with increased technological and analytical resources in the global fixed income markets, particularly the fixed income markets of emerging countries. The Adviser emphasized the benefit of these additional resources given the increasing complexity of fixed income investing and the globalization of markets. For instance, there is an ongoing debate about the “relative value” between interest rate curves across global fixed income markets and the impact that debate is having on the U.S. fixed income market. The impact, from the presence of overseas investors, such as sovereign wealth funds, on U.S. fixed income markets has led to an increase in volatility in the U.S. rates market and has direct implications on the Fund. The Adviser believes that having a comprehensive global perspective is increasingly important for successful fixed income investing and is a capability that will be enhanced at the Adviser as a result of BNY Mellon’s acquisition of CHL. In addition, the Fund’s investment strategy permits the Fund to invest in U.S. dollar denominated bonds of foreign issuers and being a part of the BNY Mellon Platform will enhance the Adviser’s ability to identify non-U.S. investment opportunities. In addition to enhanced global capabilities, becoming a part of the BNY Mellon Platform will provide the Adviser with access to additional analytical resources resident at BNY Mellon Investment Management that will augment the existing resources at the Adviser in the below investment grade sector. As part of the BNY Mellon Platform, the Adviser will have access to the resources of a leading global financial institution. A combination of top down macro-economic analysis with bottom-up security selection utilizing deep fundamental research is, and will continue to be, a primary driver of the Fund’s performance. In addition, while the Adviser does not anticipate using BNY Mellon, Insight, or their affiliates for executing the Fund’s brokerage transactions, to the extent the Adviser were to use BNY Mellon, Insight or their affiliates for such transactions, they would be effected in conformance with the 1940 Act and the rules thereunder.

In connection with the Trustees’ review of the New Agreement, the representatives from the Adviser and BNY Mellon emphasized that: (i) there will be no reduction in the nature, quality, or extent of services currently provided to the Fund and its shareholders as a result of the Change of Control; (ii) no material adverse effects on the Adviser’s financial condition are anticipated as a result of the Change of Control; and (iii) no material changes in the Adviser’s personnel or operations were contemplated. In addition, the Board was informed that terms of the Transaction included provisions whereby MBIA and BNY Mellon had agreed to bear the direct costs that would otherwise be borne by the Fund associated with the Change in Control, including proxy statement and shareholder solicitation costs to approve the New Agreement, and related legal costs. The Board also discussed with the Adviser certain terms of the Transaction agreement, including the fact that MBIA would receive financial consideration from BNY Mellon, and related conflicts of interest that the Adviser or MBIA may have recommending the approval of the New Agreement in view of the financial consideration MBIA stands to receive as a result of the consummation of the Transaction.

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CUTWATER INVESTMENT GRADE BOND FUND

Other Information

(Unaudited) (Continued)

Finally, the Board was informed that MBIA and BNY Mellon have made certain covenants in the Transaction agreement regarding compliance with Section 15(f) of the 1940 Act, which, in pertinent part, provides a safe harbor for the receipt by an investment advisor or any of its affiliated persons of any amount or benefit in connection with certain transactions, such as the Transaction, involving an assignment of an investment management services agreement as long as two conditions are satisfied.

The first condition requires that no “unfair burden” be imposed on the investment company as a result of the Transaction, or as a result of any express or implied terms, conditions or understandings applicable to the Transaction. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment advisor (or predecessor or successor investment advisor), or any interested person of any such investment advisor, receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company (other than bona fide ordinary fees for principal underwriting services). No such compensation arrangements are contemplated in the Transaction. MBIA and BNY Mellon have agreed to refrain from imposing or seeking to impose, for a period of two years after the closing of the Transaction, any “unfair burden” on the Fund.

The Board was informed that after the Change of Control, the Adviser would be anticipated to operate within the BNY Mellon Platform as an autonomous affiliated investment advisory firm working closely with Insight Investment Management Limited (“Insight”), another investment manager on the BNY Mellon Platform. Insight is one of Europe’s leading investment managers in the fixed income and liability risk management markets with approximately $495 billion in assets under management. The representatives from the Adviser stated their belief that the proposed Transaction will benefit the Fund’s shareholders because of the advantages to be realized by the Adviser, as a result of its affiliation with BNY Mellon. The pending sale of CHL to BNY Mellon will align the Adviser with a parent that has significant businesses and resources deployed in the asset management industry. BNY Mellon’s existing investment in human and technological resources that encompass critical areas of governance, risk management, portfolio management, fixed income analysis, and customer service in a global organization will be of significant value to the Fund and the Fund’s shareholders.

The second condition requires that, during the three-year period immediately following the closing of such transactions, at least 75% of the investment company’s board of directors or trustees not be “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the investment advisor or predecessor investment advisor. The Fund’s Board currently complies with such requirement and will continue to comply with such condition for the three-year period following the close of the Transaction. MBIA and BNY Mellon have agreed to refrain from acting in a manner that would prevent the 75% requirement from continuing to be met for the three-year period following the close of the Transaction.

Consideration of the New Agreement. In addition to the information provided by the Adviser as described above, the Trustees also considered all other factors they believed to be relevant to evaluating the New Agreement, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. However, the Trustees determined that the overall arrangements with the Adviser with respect to the Fund, as provided in the New Agreement, including the proposed investment advisory fees, are fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the Trustees considered relevant. Factors evaluated included: (i) the terms and conditions of the New Agreement, including that the contractual fees to be paid by the Fund to the Adviser under the New Agreement will remain the same; (ii) the Board’s review of the Prior Agreement at the in-person meeting on September 22-23, 2014 as required by the 1940 Act and their determination at that time that (a) the Adviser had the capabilities, resources, and personnel necessary to provide the satisfactory investment advisory services to the Fund and (b) the investment advisory

27

CUTWATER INVESTMENT GRADE BOND FUND

Other Information

(Unaudited) (Continued)

fees to be paid to the Adviser, represent reasonable compensation to the Adviser in light of the services provided, the costs to the Adviser of providing those services, economies of scale, and the fees and other expenses paid by similar funds and such other matters that the Board considered relevant in the exercise of their reasonable judgment; and (iii) the operations of the Adviser are not expected to change as a result of the Change of Control. Certain of these considerations are discussed in more detail below.

In making their decision relating to the approval of the New Agreement, the Trustees gave attention to the information furnished. The following discussion, however, identifies the primary factors taken into account by the Trustees and the conclusions reached in approving the New Agreement.

Nature, Extent, and Quality of Services. The Trustees considered the services provided by the Adviser to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered that the New Agreement will be substantially similar to the Prior Agreement. The Trustees considered the Adviser’s personnel and the depth of the Adviser’s personnel who possess the experience to provide investment management services to the Fund. Based on the information provided by the Adviser, including that no material changes are expected as a result of the Change of Control in the Adviser’s personnel or operations, the Trustees concluded that (i) the nature, extent and quality of the services provided by the Adviser are appropriate and consistent with the terms of the New Agreement, (ii) the quality of those services has been consistent with industry norms, (iii) the Fund is likely to benefit from the continued provision of those services by the Adviser, (iv) the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Fund and its shareholders is likely to continue under the New Agreement.

Investment Performance. The Board considered the overall investment performance of the Adviser and the Fund since the Fund’s inception on December 2, 2010. Trustees gave appropriate consideration to their review of investment performance presented in connection with the approval of the New Agreement at the November 21, 2014 in-person meeting and the approval of the Adviser’s investment advisory agreement at the September 22-23, 2014 in-person meeting. At the meetings, the Trustees reviewed and considered comparative performance data and the Fund’s performance relative to the Lipper Core Bond Fund category, the Fund’s applicable Lipper peer group and its respective benchmark index, the Barclays Aggregate Bond Index, which is an unmanaged broad-based index that measures the investment grade, U.S. dollar- denominated, fixed-rate taxable bond market. The Trustees noted that the Fund outperformed its benchmark and the Lipper Core Bond Fund category for the year-to-date, one-year, two-year, three-year, and since inception periods ended June 30, 2014 and September 30, 2014.

The Trustees also noted their review and evaluation of the Fund’s investment performance on an on-going basis throughout the year. The Trustees considered the consistency of performance results and the short-term and long-term performance of the Fund. They concluded that the performance of the Fund and the Adviser represented superior performance relative to other fixed-income mutual funds with similar investment objectives, strategies and policies. The Board also concluded that neither the Change of Control nor the New Agreement would likely have an adverse effect on the investment performance of the Fund because (i) the Adviser does not currently expect the Change of Control to cause any material change to the Fund’s portfolio management team responsible for investment performance, which the Board found to be satisfactory, and (ii) as discussed in more detail below, the Fund’s expenses are not expected to increase as a result of the Change of Control.

Comparative Expenses. The Trustees considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s profitability. The Trustees were provided with and had reviewed MBIA’s financial statements for the fiscal year ended December 31, 2013. In addition, the Trustees considered any direct or indirect revenues received by affiliates of the Adviser. The Trustees were satisfied that the Adviser’s profits were sufficient to continue as a viable concern generally and as investment adviser of the Fund

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CUTWATER INVESTMENT GRADE BOND FUND

Other Information

(Unaudited) (Concluded)

specifically. The Trustees concluded that the Adviser’s fees and profits (if any) derived from its relationship with the Fund in light of the Fund’s expenses were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other investment advisers for managing comparable funds with similar strategies. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Fund versus the universe of funds in the Lipper Core Bond Fund category with $250 million or less in assets. The Trustees noted that the Fund’s net expense ratio and gross advisory fee were slightly higher than median net expense ratio and gross advisory fee of the universe of funds in the Lipper Core Bond Fund category with $250 million or less in assets. The Trustees concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser and the investment performance of the Fund. On the basis of these considerations, together, with the other information it considered, the Board determined that the investment advisory fee to be received by the Adviser under the New Agreement is reasonable in light of the services to be provided. The Trustees considered whether the Change of Control would impact the services currently being provided to the Fund. Based on the information provided at the meeting, the Trustees concluded that there would not be any material adverse impact on the expenses of the Fund and services provided to the Fund as a result of the Change of Control.

Economies of Scale. The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board noted that economies of scale may be achieved at higher asset levels for the Fund for the benefit of fund shareholders, but that because such economies of scale did not yet exist and were not likely to exist in the near term, it was not appropriate to incorporate a mechanism for sharing the benefit of such economies with Fund shareholders in the advisory fee structure at this time.

Conclusion. After consideration of all the factors, taking into consideration the information presented at the meetings and deliberating in executive session, the entire Board, including the Independent Trustees, unanimously approved the New Agreement. The Board concluded that the investment advisory fee rate under the New Agreement is reasonable in relation to the services provided and that execution of such agreement is in the best interests of the shareholders of the Fund. The Trustees also concluded that the investment advisory fees are at acceptable levels in light of the quality of services provided to the Fund; that the advisory fee schedule would not be increased and would stay the same for the Fund; that the total expense ratio would not change materially; and that the Adviser had represented that the overall expenses for the Fund are not expected to be adversely affected by the Change of Control. On these bases, the Trustees concluded that the proposed investment advisory fees for the Fund are reasonable. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

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CUTWATER INVESTMENT GRADE BOND FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (866) 678-6242.

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CUTWATER INVESTMENT GRADE BOND FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (866) 678-6242.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	38	Optimum Fund Trust (registered investment company) (6 portfolios).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University	38	None.

DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	38	None.

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	38	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

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CUTWATER INVESTMENT GRADE BOND FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	38	None.

1 Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

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CUTWATER INVESTMENT GRADE BOND FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.

JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.

DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.	Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

33

Investment Adviser

Cutwater Investor Services Corp.

200 Park Avenue, 7th Floor

New York, NY 10166

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7096

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

DUPONT CAPITAL EMERGING MARKETS FUND

Annual Investment Adviser’s Report

April 30, 2015

(Unaudited)

Dear Fund Shareholder,

The DuPont Capital Emerging Market Fund returned -4.20% for the twelve month period ending April 30, 2015, underperforming the index by 12.00% (net of fees).

The MSCI Emerging Markets Net Dividend Income Index rose +7.80% over the trailing twelve-month period ending April 30, 2015, lagging the gains experienced in the United States, but outperforming other developed areas of the world. There was significant variation among country returns within the index, China and Greece were the most extreme. China led emerging markets higher with a return of 48%. Increased acrimony between Greece and its major creditors caused Greek stocks to fall -56%. Other factors contributing to the large variation within emerging markets were the significant rise in the U.S. Dollar relative to emerging market currencies, increased monetary policy actions by the European and Japanese central banks, political turmoil in multiple countries and the significant fall in commodity prices.

Within emerging regions and countries, the Asian region had the highest positive returns helped by the very strong returns in China as well as double digit returns in Philippines, Taiwan and India. China’s leading returns came despite weaker economic growth and were fueled by aggressive monetary policy actions, which cause investors to move aggressively into the stock market. Returns in Latin America and Eastern Europe were poor, -15.2% and -11.9% respectively. Most countries within these regions fell during the period, with Brazil and Columbia among the worst. The economies and stock markets of both countries are heavily influenced by commodity prices, which dropped sharply during the period. Brazil was also negatively impacted by a massive corruption scandal at the state owned oil company Petrobras. Country returns within the Middle East and Africa were mixed.

From a sector perspective, health care and technology led the market higher, while the energy and materials sectors fell. Health care and technology are seen as offering high growth that is not tied to general economic activity. Stocks within the energy and materials sectors generally fell with their respective commodity exposures.

The fund’s performance relative to the benchmark was negatively impacted by an over allocation to areas of the market that have greater sensitivity to changes in economic activity, “cyclicals”, such as automobile manufacturing, mining, ship building and steel manufacturing. Additionally, an under allocation to health care and technology stocks negatively impacted relative performance. It has been our assessment that the large valuation gap between cyclicals and stocks seen as offering either high growth and/or stability is unsustainably wide. We believe this valuation gap should close as emerging markets continue to grow.

The fund’s relative performance was also negatively impacted by stock selection in China and Korea. Within China, the fund has been more defensively positioned relative to the benchmark. While the fund’s aggregate positions in China performed well on an absolute basis, they failed to keep up with the strong

1

DUPONT CAPITAL EMERGING MARKETS FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2015

(Unaudited)

advance of the Chinese companies in the benchmark. The fund’s positions in Korea were negatively impacted by the currently weak global demand for industrial capital goods and the poor performance of the Hyundai Group of companies.

Investment Environment and Outlook

Our base case scenario for this year is moderate global growth. We generally expect growth in China to slow and the government to continue supportive growth measures to ensure stability. Global economic growth has recently been showing signs of improvement; bank lending, for example, is returning to normal historical levels in the U.S., European bank lending has turned positive, and EM central banks are reducing policy rates. We are also expecting interest rate normalization to commence in the U.S., which may add volatility to emerging market currencies.

The fund is positioned for cyclical stocks to outperform growth and defensive sectors. The valuation discount for cyclicals implies a material amount of economic growth pessimism. Within this general positioning, we have been diversifying the fund’s exposures both geographically, across industries, and by identifying stock specific opportunities.

Given our concerns regarding the likely rise in U.S. interest rates and the increase in the U.S. Dollar, we have been cautious in purchasing companies reliant on U.S. Dollar funding.

Overall, we maintain our favorable outlook for emerging market equities. While economic growth has decelerated in the near term, absolute levels of growth are still healthy for most countries. Valuations remain attractive both on an absolute basis and relative to developed markets.

Our focus remains on valuing companies based on their long term profitability. This approach is overlaid with our risk assessment both at the individual company level and country level. Each investment is judged based on this risk-return tradeoff. Company dividend payouts and earnings remain steady and valuations attractive.

We appreciate your investment in the Fund and look forward to communicating with you in the future.

DuPont Capital Management Corporation

2

DUPONT CAPITAL EMERGING MARKETS FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2015

(Unaudited)

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2015 and reflects the views of the investment adviser at the time of this writing. These views may change and do not guarantee future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks.

Mutual fund investing involves risks, including possible loss of principal. The Fund invests primarily in markets of emerging countries which are riskier than more developed markets and may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly or may never fully develop. Emerging markets are more likely to experience hyperinflation and currency valuations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.

Foreign securities are subject to political, social, and economic risks including instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement to currency or other assets and nationalization of assets. The value of debt securities generally falls when interest rates rise. The Fund may invest without limit in below-investment grade debt securities commonly called “high yield” securities or “junk bonds.” Such securities may have greater default risk, less liquidity, and greater price volatility than investment-grade bonds.

3

DUPONT CAPITAL EMERGING MARKETS FUND

Annual Report

Performance Data

April 30, 2015

(Unaudited)

Comparison of Change in Value of $1,000,000 Investment in the DuPont Capital Emerging Markets Fund

Class I vs MSCI Emerging Markets Net Dividend Index

Average Annual Total Returns for the Periods Ended April 30, 2015
	1 Year	3 Year	Since Inception*
Class I	-3.97%	-2.35%	-3.15%
MSCI Emerging Markets Net
Dividend Index	7.80%	3.24%	0.78%**

*	The DuPont Capital Emerging Markets Fund (the “Fund”) commenced operations on December 6, 2010.

**	Benchmark performance is from commencement date of the Fund only and is not the commencement date of the benchmark itself.

The performance data includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 447-0014.

The Fund’s total operating expense ratio, as stated in the current prospectus dated September 1, 2014, is 1.33% of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. The redemption fee is not reflected in the returns shown above.

4

DUPONT CAPITAL EMERGING MARKETS FUND

Annual Report

Performance Data (Concluded)

April 30, 2015

(Unaudited)

The Fund intends to evaluate performance as compared to that of the MSCI Emerging Markets Net Dividend Index. The MSCI Emerging Markets Net Dividend Index is a float-adjusted market capitalization index consisting of 24 emerging economies. It is impossible to invest directly in an index.

Mutual fund investing involves risks, including possible loss of principal. The Fund invests primarily in markets of emerging countries which are riskier than more developed markets and may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly or may never fully develop. Emerging markets are more likely to experience hyperinflation and currency evaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Foreign securities are subject to political, social, or economic risks including instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement to currency or other assets and nationalization of assets.

5

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Annual Investment Adviser’s Report

April 30, 2015

(Unaudited)

Dear Fund Shareholder,

The DuPont Capital Emerging Markets Debt Fund returned +2.41% for the twelve month period ending April 30, 2015. The JP Morgan Emerging Markets Bond Index Global Diversified rose +6.06% over the trailing twelve-months ending April 30, 2015, making emerging markets debt (EMD) one of the best performing fixed income asset classes for the period.

EMD and most fixed income securities exhibited high levels of volatility due to uncertainty over global economic growth, significant declines in oil prices, geopolitical tensions in many regions highlighted by the ongoing problems between Russia and Ukraine, weakness in most currencies against the U.S. dollar and the belief that the Federal Reserve would begin raising rates sometime in 2015. Despite the volatility, U.S. dollar EMD performed very well over the twelve month period, outpacing most fixed income asset classes. The strength was driven by a combination of attractive valuations in the asset class, low inflation, rising U.S. Treasury prices and moderate economic growth in the U.S. Oil prices and many EM currencies rebounded late in the period as the U.S economy weakened while growth picked up in the Eurozone and several EM countries. Investors continued to be attracted by both valuations and yields relative to other fixed income sectors.

EM U.S. Dollar sovereigns outperformed local-currency EMD. Within U.S. Dollar sovereigns, investment grade countries greatly outperformed high yield sovereigns. Some of the best performing countries included Argentina, Jamaica and Indonesia while Venezuela and Ukraine had large negative returns. Spreads widened by 46 basis points during the last twelve months to 340 over Treasuries, while the yield of the index did not change materially and closed at 5.40%. In the Fund, overweights to Venezuela and Ukraine were the major positions that detracted from relative returns. Venezuela performed poorly due to the rapid decline in oil prices while Ukraine’s problems stemmed from deteriorating financial conditions and the ongoing political tensions with Russia. In addition, our small allocation to Brazil and Mexico local currency bonds detracted from returns. As mentioned earlier, the strength of the U.S dollar led to poor performance by most local currency bonds. In U.S. dollar holdings, our positions in China and Mexico performed well and contributed positively to performance.

The primary overweight exposures in the Fund include Mexico, China, Brazil, Ukraine and Venezuela. In local currency bonds, the main positions are in Mexico and Brazil. The Fund has reduced its cash holdings over the last several months as attractive opportunities were identified by the investment team. The Fund has a yield advantage when compared to the benchmark, mostly due to the overweights to Venezuela, Ukraine and the local currency exposure to Mexico and Brazil.

Investment Environment and Outlook

A rise in oil prices, a weaker dollar and more volatile developed bond markets have led to better returns in local currencies and specific countries over the past two months. Even with the changes in

6

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2015

(Unaudited)

the overall environment, our outlook for EMD remains positive. This outlook is supported by our view that valuations are fair to slightly cheap and our belief that the improved credit fundamentals in many EM countries over the past decade will continue to support economic growth and social development. EMD yields and spreads are not too far from where they began 2015 at a 5.4% yield and a spread of 340 bps over treasuries. Over the shorter-term horizon, EMD could benefit from increasing investor appetite due to extremely low yields across all developed countries.

The direction of oil prices, interest rates and the U.S. dollar will continue to make headlines and impact returns across financial markets. Despite the recent weakness of the dollar, we continue to be cautious of local currency bonds and the portfolio only holds a 6% allocation as the dollar could potentially move higher later in the year. However, we feel the long-term potential for Mexico and Brazil local currency bonds is positive. In hard currency EMD, we find the risk-adjusted returns for Venezuela and Ukraine to be favorable. Despite recent gains, Venezuela and Ukraine are still trading at levels that are close to default recovery value. The Ukraine government has started negotiations to restructure sovereign bonds and this could lead to further gains over the next year.

We appreciate your investment in the Fund and look forward to communicating with you in the future.

DuPont Capital Management Corporation

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2015 and reflects the views of the investment adviser at the time of this writing. These views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks.

Mutual fund investing involves risks, including possible loss of principal. The Fund invests primarily in markets of emerging countries which are riskier than more developed markets and may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly or may never fully develop. Emerging markets are more likely to experience hyperinflation and currency valuations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Foreign securities are subject to political, social, and economic risks including instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of

7

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2015

(Unaudited)

exchange controls, expropriation, confiscatory taxation, limits on movement to currency or other assets and nationalization of assets. The value of debt securities generally falls when interest rates rise. The Fund may invest without limit in below-investment grade debt securities commonly called “high yield” securities or “junk bonds.” Such securities may have greater default risk, less liquidity, and greater price volatility than investment-grade bonds.

8

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Annual Report

Performance Data

April 30, 2015

(Unaudited)

Comparison of Change in Value of $1,000,000 Investment in the DuPont Capital Emerging Markets Debt Fund

Class I vs J.P. Morgan EMBI Global Diversified Index

Average Annual Total Returns for the Period Ended April 30, 2015
	1 Year	Since Inception*
Class I	2.41%	5.88%
J.P. Morgan EMBI Global Diversified Index	6.06%	7.84%**

*	The DuPont Capital Emerging Markets Debt Fund (the “Fund”) commenced operations on September 27, 2013.

**	Benchmark performance is from commencement date of the Fund only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 447-0014.

The Fund’s total gross and net operating expense ratio, as stated in the current prospectus dated September 1, 2014, is 4.42% and 0.89% respectively of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. DuPont Capital Management Corporation (the “Adviser”) has contractually agreed to reduce its fees or reimburse the Fund’s operating expenses in order to limit the total annual operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) for Class I Shares to 0.89%. This agreement will terminate on August 31, 2015, unless the Board of Trustees of FundVantage Trust approves an earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

9

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Annual Report

Performance Data (Concluded)

April 30, 2015

(Unaudited)

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. The redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared that of the J.P. Morgan EMBI Global Diversified Index (EMBI Global), currently covers 27 emerging market countries. Included in the EMBI Global are U.S.-dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. It is impossible to invest directly in an index.

Mutual fund investing involves risks, including possible loss of principal. The Fund invests primarily in markets of emerging countries which are riskier than more developed markets and may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly or may never fully develop. Emerging markets are more likely to experience hyperinflation and currency evaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Foreign securities are subject to political, social, or economic risks including instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement to currency or other assets and nationalization of assets.

10

DUPONT CAPITAL FUNDS

Fund Expense Disclosure

April 30, 2015

(Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. These examples is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period from November 1, 2014 through April 30, 2015 and held for the entire period.

Actual Expenses

The first line for each Fund in the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11

DUPONT CAPITAL FUNDS

Fund Expense Disclosure (Concluded)

April 30, 2015

(Unaudited)

	DuPont Capital Emerging Markets Fund

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period*
Class I
Actual	$1,000.00	$1,008.50	$7.02
Hypothetical (5% return before expenses)	1,000.00	1,017.80	7.05

	DuPont Capital Emerging Markets Debt Fund

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period**
Class I
Actual	$1,000.00	$ 994.40	$4.40
Hypothetical (5% return before expenses)	1,000.00	1,020.38	4.46

*

Expenses are equal to an annualized expense ratio for the six month period ended April 30, 2015 of 1.41% for Class I Shares of the DuPont Capital Emerging Markets Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The DuPont Capital Emerging Markets Fund’s ending account value on the first line in the table is based on the actual total return for the six month period ended April 30, 2015 for the Fund of 0.85%.

**

Expenses are equal to an annualized expense ratio for the six month period ended April 30, 2015 of 0.89% for Class I Shares of the DuPont Capital Emerging Markets Debt Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The DuPont Capital Emerging Markets Debt Fund’s ending account value on the first line in the table is based on the actual total return for the six month period for the Fund of (0.56)%.

12

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio Holdings Summary Table

April 30, 2015

(Unaudited)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net Assets	Value
INDUSTRY CATEGORIES:
Commercial Banks	23.2%	$38,770,153
Oil, Gas & Consumable Fuels	11.3	18,991,536
Semiconductors & Semiconductor Equipment	8.8	14,648,100
Wireless Telecommunication Services	8.4	14,018,552
Metal & Mining	6.8	11,274,840
Machinery	4.4	7,374,213
Automobiles	3.9	6,479,763
Chemicals	3.3	5,486,670
Exchange Traded Funds	2.9	4,845,440
Technology Hardware, Storage & Peripherals	2.6	4,322,184
Airlines	2.5	4,149,378
Multiline Retail	2.4	4,042,220
Beverages	2.2	3,593,840
Auto Components	1.9	3,220,993
Hotels, Restaurants & Leisure	1.7	2,844,512
Construction Materials	1.5	2,514,907
Insurance	1.3	2,227,187
Food & Staples Retailing	1.2	2,012,690
Electric Utilities	1.0	1,716,355
Textiles, Apparel & Luxury Goods	0.9	1,575,580
Aerospace & Defense	0.8	1,341,123
Industrial Conglomerates	0.8	1,340,782
Water Utilities	0.8	1,259,587
Electrical Equipment	0.5	877,703
Real Estate Management & Development	0.5	874,730
Electronic, Equipment, Instruments & Components	0.5	785,069
Household Durables	0.5	781,516
Marine	0.4	698,184
Road & Rail	0.4	643,357
Personal Products	0.4	613,566
IT Services	0.0	13,573
Other Assets in Excess of Liabilities	2.2	3,655,433

NET ASSETS	100.0%	$166,993,736

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

13

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio of Investments

April 30, 2015

	Number of Shares	Value

COMMON STOCKS — 92.4%
Brazil — 4.7%
AMBEV SA	571,100	$3,593,840
Embraer SA	171,800	1,341,123
Even Construtora e Incorporadora SA	484,500	781,516
Iochpe-Maxion SA	170,500	626,441
Natura Cosmeticos SA	65,300	613,566
WEG SA	154,600	827,147

		7,783,633

Chile — 0.7%
Aguas Andinas SA, Class A	2,129,486	1,259,587

China — 21.9%
Air China Ltd., Class H	1,672,000	2,016,631
Anhui Conch Cement Co., Ltd., Class H	622,000	2,514,907
China Construction Bank Corp., Class H	6,129,000	5,949,633
China Mobile, Ltd.	431,168	6,158,496
China Overseas Land & Investment, Ltd.	210,000	874,730
China Shenhua Energy Co., Ltd., Class H	471,000	1,223,213
CNOOC, Ltd.	2,458,000	4,191,412
Dongfeng Motor Group Co., Ltd., Class H	1,746,000	2,900,729
Haitian International Holdings Ltd.	339,000	843,140
Industrial & Commercial Bank of China, Ltd.	2,393,000	2,075,834
Pacific Basin Shipping, Ltd.	1,885,344	698,184
PetroChina Co., Ltd., Class H	3,157,181	4,072,019

	Number of Shares	Value

COMMON STOCKS — (Continued)
China — (Continued)
Shenzhou International Group Holdings, Ltd.	335,000	$1,575,580
Travelsky Technology Ltd.	7,000	13,573
Weichai Power Co., Ltd., Class H	358,000	1,418,448

		36,526,529

Czech Republic — 2.8%
CEZ AS	66,064	1,716,355
Komercni Banka AS	13,591	3,030,885

		4,747,240

Hungary — 2.0%
OTP Bank PLC	153,788	3,400,594

India — 4.9%
Coal India, Ltd.	419,494	2,389,063
ICICI Bank, Ltd., SP ADR	174,069	1,902,574
Oil India Ltd.	236,474	1,701,320
Reliance Industries, Ltd., SP GDR(a)	81,596	2,194,932

		8,187,889

Indonesia — 3.0%
Astra International Tbk PT	2,431,500	1,279,533
Bank Mandiri Persero Tbk PT	1,880,400	1,546,706
Bank Rakyat Indonesia Persero Tbk PT	1,801,300	1,608,201
Indo Tambangraya Megah Tbk PT	534,700	519,181

		4,953,621

Malaysia — 2.7%
CIMB Group Holdings Bhd	562,730	930,921
Genting Bhd	788,496	1,935,568

The accompanying notes are an integral part of the financial statements.

14

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio of Investments (Continued)

April 30, 2015

	Number of Shares	Value

COMMON STOCKS — (Continued)
Malaysia — (Continued)
Malayan Banking Bhd	614,743	$1,588,562

		4,455,051

Mexico — 5.0%
America Movil SAB de CV, Series L	3,225,728	3,380,896
Southern Copper Corp.	71,405	2,326,375
Ternium SA, SP ADR	124,329	2,635,775

		8,343,046

Panama — 1.3%
Copa Holdings SA, Class A	19,233	2,132,747

Peru — 1.0%
Cia de Minas Buenaventura SA, ADR	151,594	1,694,821

Poland — 2.6%
Bank Handlowy w Warszawie SA	48,274	1,528,740
Bank Pekao SA	55,998	2,910,707

		4,439,447

Russia — 4.6%
Globaltrans Investment PLC, GDR*	129,971	643,357
Magnit PJSC SP GDR	36,686	2,012,690
Novolipetsk Steel OJSC, GDR	231,790	3,067,787
PhosAgro OAO, GDR	147,277	1,940,301

		7,664,135

South Africa — 4.2%
Barclays Africa Group, Ltd.	140,411	2,249,112
MTN Group, Ltd.	126,647	2,542,936
Reunert, Ltd.	262,989	1,340,782

	Number of Shares	Value

COMMON STOCKS — (Continued)
South Africa — (Continued)
Tsogo Sun Holdings, Ltd.	390,362	$908,944

		7,041,774

South Korea — 16.8%
Hyundai Department Store Co. Ltd.	18,592	2,523,744
Hyundai Heavy Industries Co., Ltd.*	12,743	1,655,687
Hyundai Mobis	14,649	3,220,993
Hyundai Motor Co.	14,652	2,299,501
LG Chem, Ltd.	14,039	3,546,369
POSCO, ADR	26,237	1,550,082
Samsung Electronics Co., Ltd.	5,045	6,618,303
Samsung Heavy Industries Co., Ltd.	23,220	391,110
Samsung Life Insurance Co., Ltd.	22,770	2,227,187
Shinhan Financial Group Co., Ltd.	61,388	2,540,737
Shinsegae Co., Ltd.	8,093	1,518,476

		28,092,189

Taiwan — 9.7%
Advanced Semiconductor Engineering, Inc.	999,000	1,416,707
Asustek Computer, Inc.	190,000	2,012,928
Chicony Electronics Co., Ltd.	455,375	1,309,421
Chipbond Technology Corp.	781,000	1,687,736
Compal Electronics, Inc.	1,098,208	999,835
CTBC Financial Holding Co., Ltd.	1,687,000	1,313,116
Hon Hai Precision Industry Co., Ltd.	262,000	785,069

The accompanying notes are an integral part of the financial statements.

15

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio of Investments (Concluded)

April 30, 2015

	Number of Shares	Value

COMMON STOCKS — (Continued)
Taiwan — (Continued)
Mega Financial Holding Co., Ltd.	943,000	$838,761
Novatek Microelectronics Corp.	251,692	1,315,502
Richtek Technology Corp .	172,000	972,629
Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR	107,906	2,637,223
Teco Electric And Machinery Co., Ltd.	904,000	877,703

		16,166,630

Thailand — 3.3%
Bangkok Bank PCL NVDR	286,800	1,605,309
Kasikornbank PCL NVDR	189,470	1,202,241
PTT Exploration & Production PCL	527,800	1,869,616
Thai Oil PCL	469,100	830,780

		5,507,946

Turkey — 1.2%
Turkcell Iletisim Hizmetleri AS	434,856	1,936,224

TOTAL COMMON STOCKS (Cost $141,210,095)		154,333,103

PREFERRED STOCKS — 2.5%
Brazil — 2.5%
Itau Unibanco Holding SA	198,900	2,547,520
Marcopolo SA, Pref.shares	1,760,000	1,612,240

		4,159,760

TOTAL PREFERRED STOCKS (Cost $3,894,136)		4,159,760

		Value

EXCHANGE TRADED FUNDS — 2.9%
iShares MSCI Emerging Market Index Fund	113,000	$4,845,440

TOTAL EXCHANGE TRADED FUNDS (Cost $4,802,877)		4,845,440

TOTAL INVESTMENTS - 97.8% (Cost $149,907,108)		163,338,303
OTHER ASSETS IN EXCESS OF LIABILITIES - 2.2%		3,655,433

NET ASSETS - 100.0%		$166,993,736

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security were purchased in accordance with the guidelines approved by the Fund’s Board of Trustees and may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2015 this security amounted to $2,194,932 or 1.3% of net assets. This security has been determined by the Adviser to be a liquid security.
*	Non-income producing.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-voting Depositary Receipt
PCL	Public Company Limited
PLC	Public Limited Company
SP ADR	Sponsored Depositary Receipt
SP GDR	Sponsored Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

16

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Portfolio Holdings Summary Table

April 30, 2015

(Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value

SECURITY TYPE:
Foreign Government Bonds and Notes	54.2%	$4,027,795
Corporate Bonds and Notes	40.1	2,975,123
Other Assets in Excess of Liabilities	5.7	423,682

NET ASSETS	100.0%	$7,426,600

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

17

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Portfolio of Investments

April 30, 2015

	Par* Value	Value

CORPORATE BONDS AND NOTES — 40.1%
Austria — 0.0%
OGX Austria GmbH 8.38%, 04/01/2022(a)	$200,000	$20

Cayman Islands — 4.2%
Evergrande Real Estate Group Ltd. 8.75%, 10/30/2018	200,000	184,500
Renhe Commercial Holdings Co. Ltd. 13.00%, 03/10/2016	150,000	128,250

		312,750

Chile — 3.1%
Corp Nacional del Cobre de Chile 5.63%, 10/18/2043(b)	200,000	228,836

Indonesia — 3.8%
Perusahaan Penerbit SBSN Indonesia 6.13%, 03/15/2019(b)	250,000	281,905

Israel — 3.2%
Israel Electric Corp., Ltd. 6.88%, 06/21/2023(b)	200,000	236,190

Netherlands — 5.0%
Majapahit Holding BV 7.88%, 06/29/2037(b)	150,000	191,438
Petrobras Global Finance BV 4.38%, 05/20/2023	100,000	88,933
Petrobras Global Finance BV 6.88%, 01/20/2040	100,000	94,081

		374,452

	Par* Value	Value

CORPORATE BONDS AND NOTES — (Continued)
Russia — 5.8%
Gazprom OAO Via Gaz Capital SA 9.25%, 04/23/2019	$100,000	$110,950
Gazprom OAO Via Gaz Capital SA 8.63%, 04/28/2034	150,000	170,625
Russian Agricultural Bank OJSC Via RSHB Capital SA 7.75%, 05/29/2018	150,000	151,395

		432,970

Turkey — 2.9%
Export Credit Bank of Turkey 5.88%, 04/24/2019(b)	200,000	211,350

Ukraine — 3.9%
Commercial Bank Privatbank JSC Via Standard Bank 5.80%, 02/09/2016(c)	100,000	30,000
EXIM of Ukraine CJSC/The Via Credit Suisse First Boston International 5.79%, 02/09/2016(c)	210,000	92,517
Ukreximbank Via Biz Finance PLC 8.75%, 01/22/2018	250,000	165,970

		288,487

Venezuela — 5.5%
Petroleos de Venezuela SA 6.00%, 11/15/2026(b)	300,000	124,500

The accompanying notes are an integral part of the financial statements.

18

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Portfolio of Investments (Continued)

April 30, 2015

	Par* Value		Value

CORPORATE BONDS AND NOTES — (Continued)
Venezuela — (Continued)
Petroleos de Venezuela SA 6.00%, 11/15/2026		$200,000	$ 83,000
Petroleos de Venezuela SA 5.38%, 04/12/2027		350,000	142,590
Petroleos de Venezuela SA 5.50%, 04/12/2037		150,000	60,750

			410,840

Virgin Islands — 2.7%
Sinopec Capital 2013 Ltd. 3.13%, 04/24/2023		200,000	197,323

TOTAL CORPORATE BONDS AND NOTES (Cost $3,216,629)			2,975,123

FOREIGN GOVERNMENT BONDS & NOTES — 54.2%
Brazil — 7.9%
Banco Nacional de Desenvolvimento Economico e Social 5.75%, 09/26/2023(b)		250,000	265,750
Brazil Notas do Tesouro Nacional Serie F 10.00%, 01/01/2017	BRL	75,000	23,657
Brazil Notas do Tesouro Nacional Series F 10.00%, 01/01/2021	BRL	1,000,000	295,566

			584,973

Colombia — 3.2%
Colombia Government International Bond 10.38%, 01/28/2033		150,000	235,500

	Par* Value		Value

FOREIGN GOVERNMENT BONDS & NOTES — (Continued)
Croatia — 2.9%
Croatia Government International Bond 6.00%, 01/26/2024		$200,000	$ 218,840

Dominican Republic — 3.0%
Dominican Republic International Bond 7.45%, 04/30/2044		200,000	225,000

Egypt — 1.4%
Egypt Government International Bond 6.88%, 04/30/2040		100,000	103,750

Hungary — 3.4%
Hungary Government International Bond 7.63%, 03/29/2041		175,000	251,562

Mexico — 6.6%
Mexican Bonos 10.00%, 12/05/2024	MXN	1,200,000	101,300
Mexican Bonos 10.00%, 11/20/2036	MXN	2,000,000	184,612
Mexico Government International Bond 4.75%, 03/08/2044		200,000	205,350

			491,262

Morocco — 2.8%
Morocco Government International Bond 4.25%, 12/11/2022(b)		200,000	205,050

Pakistan — 1.3%
Pakistan Government International Bond 7.88%, 03/31/2036		100,000	98,000

The accompanying notes are an integral part of the financial statements.

19

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Portfolio of Investments (Continued)

April 30, 2015

	Par* Value	Value

FOREIGN GOVERNMENT BONDS & NOTES — (Continued)
Panama — 3.2%
Panama Government International Bond 4.30%, 04/29/2053	$250,000	$236,250

Philippines — 3.6%
Philippine Government International Bond 7.50%, 09/25/2024	200,000	267,500

Poland — 1.5%
Poland Government International Bond 4.00%, 01/22/2024	100,000	108,803

Romania — 1.6%
Romanian Government International Bond 4.88%, 01/22/2024	50,000	54,938
Romanian Government International Bond 6.13%, 01/22/2044	50,000	62,540

		117,478

Serbia — 0.2%
Republic of Serbia 6.75%, 11/01/2024(d)	17,165	17,431

Sri Lanka — 2.8%
Sri Lanka Government International Bond 6.00%, 01/14/2019(b)	200,000	206,500

Turkey — 2.5%
Turkey Government International Bond 7.38%, 02/05/2025	150,000	184,312

	Par* Value	Value

FOREIGN GOVERNMENT BONDS & NOTES — (Continued)
Ukraine — 4.3%
Ukraine Government International Bond 7.80%, 11/28/2022	$450,000	$204,984
Ukraine Government International Bond 7.50%, 04/17/2023	250,000	118,350

		323,334

Venezuela — 2.0%
Venezuela Government International Bond 11.75%, 10/21/2026	300,000	152,250

TOTAL FOREIGN GOVERNMENT BONDS & NOTES (Cost $4,154,906)		4,027,795

TOTAL INVESTMENTS - 94.3% (Cost $7,371,535)		7,002,918
OTHER ASSETS IN EXCESS OF LIABILITIES - 5.7%		423,682

NET ASSETS - 100.0%		$7,426,600

(a)	Investments with a total aggregate value of $20 or 0.00% of net assets were in default as of April 30, 2015.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities were purchased in accordance with the guidelines approved by the Fund’s Board of Trustees and may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2015 these securities amounted to $1,951,519 or 26.3% of net assets. This security has been determined by the Adviser to be a liquid security.

The accompanying notes are an integral part of the financial statements.

20

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Portfolio of Investments (Concluded)

April 30, 2015

(c)	Floating or variable rate security. Rate disclosed is as of April 30, 2015.
(d)	Multi-Step Coupon. Rate disclosed is as of April 30, 2015.
*	Par amount denominated in USD unless otherwise noted.

Forward foreign currency contracts outstanding as of April 30, 2015 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation/ Depreciation
USD	207,500	BRL	700,000	08/04/15	BRC	$(17,428)
USD	124,497	EUR	112,709	06/10/15	TDB	(2,126)
USD	122,655	EUR	100,000	06/23/15	SSB	10,290

Net unrealized depreciation on forward foreign currency contracts:						$(9,264)

BRC	Barclays
BRL	Brazilian Real
EUR	Euro
PLC	Public Limited Company
SSB	State Street Bank
TDB	TD Securities Ltd
USD	United States Dollar

The accompanying notes are an integral part of the financial statements.

21

DUPONT CAPITAL FUNDS

Statements of Assets and Liabilities

April 30, 2015

	DuPont Capital Emerging Markets Fund	DuPont Capital Emerging Markets Debt Fund
Assets
Investments, at value (Cost $149,907,108 and $7,371,535,respectively)	$163,338,303	$7,002,918
Cash	1,752,210	249,169
Foreign Currency (Cost $231,579 and $53,729,respectively)	232,049	55,510
Forward foreign currency contracts appreciation	—	10,290
Receivable for investments sold	2,222,384	149,518
Dividends and interest receivable	476,153	110,084
Prepaid expenses and other assets	63,507	6,459

Total assets	168,084,606	7,583,948

Liabilities
Payable for investments purchased	533,736	60,080
Payable for capital shares redeemed	230,363	—
Forward foreign currency contracts depreciation	—	19,554
Payable to Investment Adviser	173,911	35,231
Payable for transfer agent fees	58,286	3,113
Payable for administration and accounting fees	35,565	13,343
Payable for audit fees	28,092	17,505
Payable for custodian fees	19,982	—
Payable for foreign taxes	1,095	—
Accrued expenses	9,840	8,522

Total liabilities	1,090,870	157,348

Net Assets	$166,993,736	$7,426,600

Net Assets Consisted of:
Capital stock, $0.01 par value	$201,634	$7,598
Paid-in capital	231,185,940	7,547,516
Accumulated net investment income/(loss)	(818,759)	231,953
Accumulated net realized gain/(loss) from investments and foreign currency transactions	(76,977,680)	17,067
Net unrealized appreciation/(depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currency	13,402,601	(377,534)

Net Assets	$166,993,736	$7,426,600

Class I:
Net asset value, offering and redemption price per share ($166,993,736 / 20,163,359 shares) and ($7,426,600 / 759,849 shares), respectively	$8.28	$9.77

The accompanying notes are an integral part of the financial statements.

22

DUPONT CAPITAL FUNDS

Statements of Operations

For the Year Ended April 30, 2015

	DuPont Capital Emerging Markets Fund	DuPont Capital Emerging Markets Debt Fund
Investment Income
Dividends	$13,628,849	$76
Interest	1,318	565,608
Less: foreign taxes withheld	(1,349,558)	(1,044)

Total investment income	12,280,609	564,640

Expenses
Advisory fees (Note 2)	3,911,329	44,638
Custodian fees (Note 2)	411,829	16,321
Administration and accounting fees	287,001	66,845
Transfer agent fees (Note 2)	138,336	24,973
Trustees’ and officers’ fees (Note 2)	20,063	723
Registration and filing fees	17,822	11,392
Other expenses	231,354	2,483

Total expenses	5,017,734	167,375

Less: waivers and reimbursements (Note 2)	—	(101,163)

Net expenses after waivers and reimbursements	5,017,734	66,212

Net investment income	7,262,875	498,428

Net realized and unrealized gain/(loss) from investments
Net realized gain/(loss) from investments	(45,662,274)	134,450
Net realized gain/(loss) from foreign currency transactions	(1,155,081)	72,949
Net change in unrealized appreciation/(depreciation) on investments(a)	11,296,729	(527,687)
Net change in unrealized appreciation/(depreciation) on foreign currency translations	(34,261)	(2,455)
Net change in unrealized appreciation on forward foreign currency contracts*	—	13,489

Net realized and unrealized loss on investments	(35,554,887)	(309,254)

Net increase/(decrease) in net assets resulting from operations	$(28,292,012)	$189,174

(a)

Net change in unrealized appreciation/(depreciation) on foreign currency translations for the DuPont Capital Emerging Markets Fund was net of a decrease in deferred foreign capital gains tax of $379,119.

*	Primary risk is foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

23

DUPONT CAPITAL EMERGING MARKETS FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
Increase/(decrease) in net assets from operations:
Net investment income	$7,262,875	$5,588,068
Net realized loss from investments and foreign currency transactions	(46,817,355)	(19,742,415)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	11,262,468	(769,408)

Net decrease in net assets resulting from operations	(28,292,012)	(14,923,755)

Less Dividends and Distributions to Shareholders from:
Net investment income:
Class I	(5,917,672)	(5,372,890)

Net decrease in net assets from dividends and distributions to shareholders	(5,917,672)	(5,372,890)

Increase/(Decrease) in Net Assets Derived from Capital Share Transactions (Note 4)	(291,403,521)	45,003,071

Total increase/(decrease) in net assets	(325,613,205)	24,706,426

Net assets
Beginning of Year	492,606,941	467,900,515

End of Year	$166,993,736	$492,606,941

Accumulated net investment loss, end of year	$(818,759)	$(337,249)

The accompanying notes are an integral part of the financial statements.

24

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Statement of Changes in Net Assets

	For the Year Ended April 30, 2015	For the Period September 27, 2013* to April 30, 2014
Increase in net assets from operations:
Net investment income	$498,428	$286,696
Net realized gain from investments and foreign currency transactions	207,399	49,244
Net change in unrealized appreciation/(depreciation) on investments, forward foreign currency contracts and foreign currency translations	(516,653)	139,119

Net increase in net assets resulting from operations	189,174	475,059

Less Dividends and Distributions to Shareholders from:
Net investment income:
Class I	(314,756)	(286,696)
Net realized capital gains:
Class I	(215,182)	—

Net decrease in net assets from dividends and distributions to shareholders	(529,938)	(286,696)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	363,816	7,215,185

Total increase in net assets	23,052	7,403,548

Net assets
Beginning of period	7,403,548	—

End of period	$7,426,600	$7,403,548

Accumulated net investment income, end of period	$231,953	$25,586

*	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

25

DUPONT CAPITAL EMERGING MARKETS FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

			Class I
	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012		For the Period December 6, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$8.79	$9.23	$9.26	$10.39		$10.00

Net investment income	0.17 (1)	0.11 (1)	0.11 (1)	0.12	(1)	0.01
Net realized and unrealized gain/(loss) on investments	(0.53)	(0.44)	(0.05)	(1.19)		0.38

Net increase/(decrease) in net assets resulting from operations	(0.36)	(0.33)	0.06	(1.07)		0.39

Dividends and distributions to shareholders from:
Net investment income	(0.15)	(0.11)	(0.09)	(0.06)		—

Net asset value, end of period	$8.28	$8.79	$9.23	$9.26		$10.39

Total investment return(2)	(3.97)%	(3.61)%	0.59%	(10.19)%		3.90%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$166,994	$492,607	$467,901	$270,324		$96,162
Ratio of expenses to average net assets	1.35%	1.31%	1.32%	1.41%		1.56	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements	1.35%	1.31%	1.32%	1.41%		1.62	%(3)(4)
Ratio of net investment income to average net assets	1.95%	1.20%	1.21%	1.30%		0.29	%(3)
Portfolio turnover rate	86.4%	69.9%	118.5%	148.6	%(5)	60.0	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Portfolio turnover rate excludes securities received from processing two subscriptions-in-kind.
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

26

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Year Ended April 30, 2015	For the Period September 27, 2013* to April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$10.26	$10.00

Net investment income(1)	0.67	0.40
Net realized and unrealized gain/(loss) on investments	(0.43)	0.26

Net increase in net assets resulting from operations	0.24	0.66

Dividends and distributions to shareholders from:
Net investment income	(0.44)	(0.40)
Net realized capital gains	(0.29)	—

Total dividends and distributions to shareholders	(0.73)	(0.40)

Net asset value, end of period	$9.77	$10.26

Total investment return(2)	2.41%	6.72%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$7,427	$7,404
Ratio of expenses to average net assets	0.89%	0.89	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	2.25%	4.42	%(3)
Ratio of net investment income to average net assets	6.70%	6.83	%(3)
Portfolio turnover rate	23.7%	21.6	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

27

DUPONT CAPITAL FUNDS

Notes to Financial Statements

April 30, 2015

1. Organization and Significant Accounting Policies

The DuPont Capital Emerging Markets Fund and the DuPont Capital Emerging Markets Debt Fund (each a “Fund” and together the “Funds”) are diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The DuPont Capital Emerging Markets Fund commenced operations on December 6, 2010 and the DuPont Capital Emerging Markets Debt Fund commenced operations on September 27, 2013. The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Funds are each authorized to issue and offer Class I Shares.

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by each Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service approved by the Board of Trustees. Fixed income securities having remaining maturities of 60 days or less are generally valued at amortized cost, provided such amounts approximates market value. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Due to continued volatility in the current market, valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities. Any assets held by the Funds that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds determine the daily NAV per share. Foreign securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Forward exchange contracts are valued at the forward rate. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses). Securities that do not have a readily available current market value are valued in accordance with the procedure

28

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

adopted by the Trust’s Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of each Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 —	quoted prices in active markets for identical securities;
•	Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 —	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The fair value of each Fund’s bonds are generally based on quotes received from brokers of independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.

Significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that each Fund calculates its NAV (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. As a result, each Fund fair values foreign securities using an independent pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy.

29

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

The following is a summary of the inputs used, as of April 30, 2015, in valuing each Fund’s investments carried at fair value:

	DuPont Capital Emerging Markets Fund
	Total Value at 04/30/15	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Brazil	$7,783,633	$7,783,633	$—	$—
Chile	1,259,587	1,259,587	—	—
China	36,526,529	—	36,526,529	—
Czech Republic	4,747,240	3,030,885	1,716,355	—
Hungary	3,400,594	—	3,400,594	—
India	8,187,889	4,097,506	4,090,383	—
Indonesia	4,953,621	—	4,953,621	—
Malaysia	4,455,051	—	4,455,051	—
Mexico	8,343,046	8,343,046	—	—
Panama	2,132,747	2,132,747	—	—
Peru	1,694,821	1,694,821	—	—
Poland	4,439,447	1,528,740	2,910,707	—
Russia	7,664,135	5,008,088	2,656,047	—
South Africa	7,041,774	2,249,726	4,792,048	—
South Korea	28,092,189	1,550,082	26,542,107	—
Taiwan	16,166,630	2,637,223	13,529,407	—
Thailand	5,507,946	—	5,507,946	—
Turkey	1,936,224	—	1,936,224	—
Preferred Stocks	4,159,760	4,159,760	—	—
Exchange Traded Funds	4,845,440	4,845,440	—	—

Total Investments	$163,338,303	$50,321,284	$113,017,019	$—

30

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

	DuPont Capital Emerging Markets Debt Fund
	Total Value at 04/30/15	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes	$2,975,123	$—	$2,975,123	$—
Foreign Government Bonds & Notes	4,027,795	—	4,027,795	—
Derivatives:
Foreign Currency Contracts
Forward Foreign Currency Contracts	10,290	—	10,290	—

Total Assets	$7,013,208	$—	$7,013,208	$—

	Total Value at 04/30/15	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Derivatives:
Foreign Currency Contracts
Forward Foreign Currency Contracts	$(19,554)	$—	$(19,554)	$—

Total Liabilities	$(19,554)	$—	$(19,554)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market value, the fair value of each Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values each Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

31

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires each Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when each Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when each Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2015, there were transfers from Level 2 to Level 1 of $5,900,408 due to foreign fair value adjustments in the DuPont Capital Emerging Markets Fund. The DuPont Capital Emerging Markets Debt Fund had no significant transfers between Levels 1, 2 and 3.

Use of Estimates — The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date. General expenses of the Trust are generally allocated to each Fund in proportion to its relative daily net assets. Expenses directly attributable to a particular Fund in the Trust are charged directly to that Fund.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

Each Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and

32

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

change in unrealized appreciation or depreciation on investment securities in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually to shareholders of the DuPont Capital Emerging Markets Fund and dividends from net investment income are declared daily and paid monthly to shareholders of the DuPont Capital Emerging Markets Debt Fund. Distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on ex-date for both Funds. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, each Fund may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against each Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Forward Foreign Currency Contracts — A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a fund manage the risk of changes in currency exchange rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. A fund records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. The fund’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract.

33

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

For the year ended April 30, 2015, the DuPont Capital Emerging Markets Debt Fund’s average monthly volume of forward foreign currency contracts was as follows:

Forward Foreign Currency Contracts - Payable (Value At Trade Date)	Forward Foreign Currency Contracts - Receivable (Value At Trade Date)
$(775,808)	$775,808

Currency Risk — Each Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which each Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect each Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for each Fund is determined on the basis of U.S. dollars, each Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of each Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of each Fund’s holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Emerging Markets Risk — The DuPont Capital Emerging Markets Fund and the DuPont Capital Emerging Markets Debt Fund invests in emerging market instruments which are subject to certain credit and market risks. The securities and currency markets of emerging market countries are generally smaller, less developed, less liquid and more volatile than the securities and currency markets of the United States and other developed markets. Disclosure and regulatory standards in many respects are less stringent than in other developed markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristics of more developed countries.

34

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

Debt Investment Risk — Debt investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates. There is a risk that an issuer of a Fund’s debt investments may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high-yield/high-risk bonds, e.g., bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or if unrated are of comparable quality as determined by the manager, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Debt investments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise.

2. Transactions with Affiliates and Related Parties

DuPont Capital Management Corporation (“DuPont Capital” or the “Adviser”) serves as investment adviser to each Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.05% of the DuPont Capital Emerging Markets Fund’s average daily net assets; and 0.60% of the DuPont Capital Emerging Markets Debt Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of each Fund to the extent necessary to ensure that the Funds’ total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.60% and 0.89% (on an annual basis) of the DuPont Capital Emerging Markets Fund and DuPont Capital Emerging Markets Debt Fund’s average daily net assets (the “Expense Limitation”), respectively. The Expense Limitations will remain in place until August 31, 2015, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for each Funds. No recoupment will occur unless each Funds expenses are below the Expense Limitation.

For the year ended April 30, 2015, the Adviser earned advisory fees of $3,911,329 and $44,638 for the DuPont Capital Emerging Markets Fund and DuPont Capital Emerging Markets Debt Fund, respectively. For the year ended April 30, 2015, the Adviser waived fees $44,638 and reimbursed expenses of $56,525 for the DuPont Capital Emerging Markets Debt Fund.

35

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

As of April 30, 2015, the amounts of potential recoupment by the Adviser was as follows:

	Expiration 04/30/2017	Expiration 04/30/2018
DuPont Capital Emerging Markets Debt Fund	$123,234	$101,163

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annualized percentage rate of each Funds’ average daily net assets and is subject to certain minimum monthly fees. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived if each Fund terminates its agreements with BNY Mellon or the Custodian within three years of signing the agreements.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Funds pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trustees of the Trust who are not officers or employees of an investment adviser, sub-adviser or other service provider to the Trust receive compensation in the form of an annual retainer and per meeting fees for their services as a Trustee. The remuneration paid to the Trustees by the Funds during the year ended April 30, 2015 was $27,673. Certain employees of BNY Mellon serve as Officers of the Trust. They are not compensated by the Funds or the Trust.

3. Investment in Securities

For the year ended April 30, 2015, aggregate purchases and sales of investment securities (excluding U.S. Government and agency short-term investments and other short-term investments) of the Funds were as follows:

	Purchases	Sales
DuPont Capital Emerging Markets Fund	$311,200,819	$601,529,824
DuPont Capital Emerging Markets Debt Fund	1,662,790	1,618,755

36

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

4. Capital Share Transactions

For the year ended April 30, 2015 and the period/year ended April 30, 2014, transactions in capital shares (authorized shares unlimited) were as follows:

	DuPont Capital Emerging Markets Fund
	For the Year Ended April 30, 2015		For the Year Ended April 30, 2014
	Shares	Amount	Shares	Amount
Class I
Sales	1,808,289	$15,541,131	18,853,463	$163,720,007
Reinvestments	711,136	5,475,752	549,676	4,908,609
Redemption Fees*	—		—	20,699
Redemptions	(38,366,720)	(312,420,404)	(14,074,592)	(123,646,244)

Net increase/(decrease)	(35,847,295)	$(291,403,521)	5,328,547	$45,003,071

*

There is a 2.00% redemption fee that may be charged on the shares redeemed which have been held for 60 days or less. The redemption fees are retained by each Fund for the benefit of the remaining shareholders and recorded as paid-in-capital.

	DuPont Capital Emerging Markets Debt Fund
	For the Year Ended April 30, 2015		For the Period Ended April 30, 2014*
	Shares	Amount	Shares	Amount
Class I
Sales	31,250	$291,254	711,805	$7,118,047
Reinvestments	53,366	529,936	28,496	286,698
Redemptions	(46,484)	(457,374)	(18,584)	(189,560)

Net increase	38,132	$363,816	721,717	$7,215,185

*	The DuPont Capital Emerging Markets Debt Fund commenced operations on September 27, 2013.

As of April 30, 2015, the following Funds had shareholders that held 10% or more of the outstanding shares of the Funds:

DuPont Capital Emerging Markets Fund (Unaffiliated Shareholders)	64%
DuPont Capital Emerging Markets Debt Fund (Unaffiliated Shareholder)	100%

37

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

5. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Each Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net assets components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. Net investment income, net realized gains and net assets were not affected by these adjustments. The following permanent differences as of April 30, 2015, primarily attributed to redesignations of distributions, foreign currency reclass, and India capital gains tax, were reclassified among the following accounts:

	Increase/(Decrease) Undistributed Net Investment Income	Increase/(Decrease) Accumulated Net Realized Loss	Increase/(Decrease) Additional Paid-In Capital
DuPont Capital Emerging Markets Fund	$(1,826,713)	$1,826,713	$—
DuPont Capital Emerging Markets Debt Fund	22,695	(22,695)	—

For the year ended April 30, 2015, the tax character of distributions paid by the DuPont Capital Emerging Markets Fund and DuPont Capital Emerging Markets Debt Fund were $5,917,671 and $529,938 of ordinary income dividends, respectively. For the year endedApril 30, 2014, the tax character of distributions paid by the DuPont Capital Emerging Markets Fund and DuPont Capital Emerging Markets Debt Fundwere $5,372,890 and $286,696 of ordinary income dividends, respectively. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2015, the components of distributable earnings on a tax basis were as follows:

	Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses
DuPont Capital Emerging Markets Fund	$(33,705,006)	$ 18,145	$ —	$9,166,754	$(39,873,731)

38

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

	Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses
DuPont Capital Emerging Markets Debt Fund	$—	$222,744	$17,068	$(368,326)	$—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

At April 30, 2015, the federal tax cost, aggregate gross unrealized appreciation/(depreciation) of securities held by the Funds were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
DuPont Capital Emerging Markets Fund	$154,141,861	$24,158,253	$(14,961,811)	$9,196,442
DuPont Capital Emerging Markets Debt Fund	7,371,592	383,056	(751,730)	(368,674)

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2015, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2015. For the year ended April 30, 2015, the DuPont Capital Emerging Markets Fund had late-year ordinary loss deferrals of $836,903, long-term loss deferrals of $29,348,768 and short-term loss deferrals of $9,688,060. The DuPont Capital Emerging Markets Debt Fund had no loss deferrals.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2015 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2015, the DuPont Capital Emerging Markets Fund had capital loss carryforwards of $33,705,006, of which $25,353,326 are long-term losses and $8,351,680 are short-term losses and have an unlimited period of capital loss carryforward. As of April 30, 2015, the DuPont Capital Emerging Markets Debt Fund had no capital loss carryforwards.

39

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Concluded)

April 30, 2015

6. Subsequent Events

Management has evaluated the impact of all subsequent events on each Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

40

DUPONT CAPITAL FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

DuPont Capital Emerging Markets Fund and the

DuPont Capital Emerging Markets Debt Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the DuPont Capital Emerging Markets Fund and the DuPont Capital Emerging Markets Debt Fund (the “Funds”) at April 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 26, 2015

41

DUPONT CAPITAL FUNDS

Shareholder Tax Information

(Unaudited)

The DuPont Capital Emerging Markets Fund and DuPont Capital Emerging Markets Debt Fund are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2015, DuPont Capital Emerging Markets Fund and DuPont Capital Emerging Markets Debt Fund paid $5,917,671 and $529,938, respectively, of ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The DuPont Capital Emerging Markets Fund and DuPont Capital Emerging Markets Debt Fund designate 100.00% and 0.00%, respectively, of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations for DuPont Capital Emerging Markets Fund and DuPont Capital Emerging Markets Debt Fund is 0.01% and 0.01%, respectively.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction for DuPont Capital Emerging Markets Fund and DuPont Capital Emerging Markets Debt Fund is 0.38% and 0.00%, respectively.

The DuPont Capital Emerging Markets Debt Fund designates 31.12% of the ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act of 2004. There was no percentage of qualified short-term capital gain for the DuPont Capital Emerging Markets Fund .

The DuPont Capital Emerging Markets Fund paid foreign taxes and recognized foreign source income as follows:

Foreign Taxes Paid	Foreign Source Income
$937,904	$12,824,925

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the DuPont Capital Emerging Markets Fund and DuPont Capital Emerging Markets Debt Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2015. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2016.

42

DUPONT CAPITAL FUNDS

Shareholder Tax Information

(Unaudited)

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

43

DUPONT CAPITAL FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 447-0014 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

44

DUPONT CAPITAL FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 447-0014.

45

DUPONT CAPITAL FUNDS

Fund Management

(Unaudited)

    FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

    The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

    The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (888) 447-0014.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	38	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	38	None.

46

DUPONT CAPITAL FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	38	None.
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing 2003 to 2008.	38	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

47

DUPONT CAPITAL FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014. EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	38	None.

1Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

48

DUPONT CAPITAL FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.	Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

49

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[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser

DuPont Capital Management Corporation

One Righter Parkway

Suite 3200

Wilmington, DE 19803

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

DUPONT CAPITAL

EMERGING MARKETS

FUND

DUPONT CAPITAL

EMERGING MARKETS

DEBT FUND

of

FundVantage Trust

Class I

ANNUAL REPORT

April 30, 2015

This report is submitted for the general information of the shareholders of the DuPont Capital Emerging Markets Fund and the DuPont Capital Emerging Markets Debt Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the DuPont Capital Emerging Markets Fund and the DuPont Capital Emerging Markets Debt Fund.

EIC VALUE FUND

Annual Investment Adviser’s Report

April 30, 2015

(Unaudited)

Dear Fellow Shareholder,

Thank you for reviewing our annual report. In it, we discuss our perspective on the market, the EIC Value Fund’s (the “Fund”) performance, and some of our recent purchase and sale activity in the Fund. A listing of the Fund’s investments and other financial information follow our comments.

Perspective on the Market

We believe capital should be invested based on value and quality rather than business size. As a result, we have no pre-set limits on capitalization exposure. Instead, we have the flexibility to invest where value leads, whether large-, mid- or small-cap stocks. This flexibility to move from over-valued to under-valued areas of the market has been an important contributor to our competitive long-term results, as well as our low incidence and magnitude of loss.

Since the inception of Equity Investment Corporation (EIC) in 1986, our All-Cap Value portfolio holdings have averaged 43% in large-caps, 43% in mid-caps, and 14% in small-caps. However, averages don’t tell the whole story. For example, in the late 1990s, as large-cap stocks kept increasing in price, we found much better values in the mid- and small-cap space. About 95% of our portfolio was invested there, with only 5% in large-cap names. Moreover, our mid-sized holdings tended to be in the lower end of the mid-cap range.

As has been the case for some time now, we are currently finding more attractive investment opportunities among large-cap stocks than either mid- or small-caps. While nominal P/E1 multiples for large-caps are not dramatically lower than for mid- or small-caps, we believe large-caps are more attractive when quality is considered. Moreover, we think the very highest quality mid-caps and small-caps look particularly expensive relative to their large-cap counterparts. Accordingly, as of April 30, 2015, 82% of EIC’s All-Cap Value portfolio was invested in large-caps, with 17% in mid-caps, and only 1% in small-caps.

While the stock market has moved substantially higher since its last material pullback in 2011, stock-price appreciation has generally outpaced earnings progress. Thus, we are having an increasingly difficult time finding ideas that meet our valuation criteria. In such an environment, the relatively few stocks that appear reasonably valued typically have earnings repeatability issues that concern us. We would define some of these stocks as classic value traps, with major structural issues, while others have recent earnings streams that have benefitted from circumstances or trends that are unlikely to continue.

We believe this market is crediting companies for earnings growth regardless of its quality or source. Moreover, we believe the optics are better than the reality, and thus growth may prove difficult to sustain. For example, operating profit growth has been driven more by cost-cutting and margin expansion than by sales or volume growth. Also, the current low interest-rate environment offers many opportunities to improve earnings optics, including refinancing, leveraged share buybacks, and cash or debt-financed acquisitions, which today tend to be accretive in the near-term, at least on a pro-forma basis, not because of low valuations but because of higher leverage and low financing costs. Pro-forma adjustments are increasingly accepted at face value by investors, and we believe in many cases they should not be. When valuations rise to reflect growth that is artificial or unlikely to be sustained, we believe those investments are best avoided.

1

EIC VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2015

(Unaudited)

While there are still some reasonably attractive opportunities in the stock market, particularly in the finance sector and among a select group of technology and energy stocks, they remain few and far between. There’s less upside and more risk. We would welcome the investment opportunities a market correction would bring. Nonetheless, we view equities more favorably than fixed income investments, which we believe offer investors the unattractive combination of low prospective returns and heightened risk. In short, the market environment is challenging, and in our view the opportunity set isn’t terribly appealing.

Fund Performance

For the fiscal year ending April 30, 2015, the Fund’s Institutional Class shares gained 8.54% net of expenses. The Russell 3000® Value Index, the Fund’s primary benchmark, rose 8.96%, while the S&P 500® Index increased 12.98%.

Performance attribution for the fiscal year follows. Fund results are compared to the Russell 3000® Value Index unless otherwise noted.

We don’t target sector weightings, either in an absolute sense or relative to market indices; they are instead principally a residual of stock selection. Nevertheless, it is at times instructive to see how sector allocations affected performance.

To that end, nine of the ten sectors in the Russell 3000® Value Index posted positive returns for the twelve months. The health care sector was the top performer, rising 21.6%, followed by information technology, up 17.7%, and consumer discretionary, up 17.4%. Our average weights in these three sectors were comparable to those of the index.

In contrast, energy was the only sector with a negative return, dropping 12.6% over the twelve-month period. Neither materials nor telecommunication services fared particularly well either, rising just 2.9% and 3.7%, respectively. Compared to our benchmark, we were underweight energy and materials, and we owned no telecomm stocks.

On balance, our sector allocations were a positive contributor to Fund performance.

Our security selection over the course of the fiscal year also helped performance. For example, our stocks in the consumer staples sector gained a combined 16.7%, versus 8.9% for the index’s consumer staples. CVS Health, up 38.5%, Dr Pepper Snapple Group, up 38.1%, and Molson Coors, up 25.2%, were three of our top performers.

Likewise, our stock selection in the consumer discretionary sector was a plus. Our holdings, led by Target, up 31.6%, increased a collective 27.9%, compared to a 17.4% advance for the index’s discretionary stocks. Other Fund holdings of note included Express Scripts, up 29.8%, Medtronic, up 28.8%, Cisco Systems, up 28.5%, Taiwan Semiconductor, up 24.3%, and Microsoft, up 23.6%.

The biggest drag on performance was the Fund’s cash position. We’re working hard to find new investment ideas, but Fund cash levels have been in the low double digits for much of the past year. Though cash is swept into a money market fund daily, it nevertheless hurt performance as money market yields remain historically low.2

Notably, the Fund’s cash position is a residual of the stock-selection process. We do not allocate to cash tactically; it is not a market timing device. Rather, the cash level is primarily a function of the availability of undervalued stocks.

2

EIC VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2015

(Unaudited)

Our security selection in the financial sector also adversely affected Fund performance. For the twelve months ending April 30, 2015, our financial holdings gained 7.3%. In contrast, the Russell 3000® Value Index’s financial stocks rose 11.9%.

Likewise, our holdings in the materials sector had a negative impact on Fund results. More specifically, Barrick Gold fell 24.3% and Newmont Mining increased 1.6% for the fiscal year ending April 30, 2015.

Fund performance (Institutional Class) since commencing operations in May 2011 is shown below, with negative quarters highlighted in red:

Quarter Ended	EIC Value Fund (Institutional Class)	Russell 3000 Value® Index	S&P 500® Index
07/31/2011	-2.40%	-6.39%	-4.76%
10/31/2011	1.13%	-3.70%	-2.47%
01/31/2012	4.07%	5.54%	5.32%
04/30/2012	4.40%	5.75%	7.08%
07/31/2012	-0.28%	-0.35%	-0.78%
10/31/2012	3.01%	4.94%	2.96%
01/31/2013	4.01%	8.81%	6.75%
04/30/2013	5.76%	6.91%	7.18%
07/31/2013	4.94%	7.31%	6.10%
10/31/2013	2.23%	3.05%	4.75%
01/31/2014	0.19%	1.66%	2.00%
04/30/2014	7.62%	7.45%	6.23%
07/31/2014	1.27%	2.05%	3.02%
10/31/2014	3.24%	3.84%	5.05%
01/31/2015	0.24%	-1.48%	-0.64%
04/30/2015	3.56%	4.36%	5.07%
Cumulative Annualized Rate of Return	11.05%	12.66%	13.61%

The performance data quoted represents past performance and does not guarantee future results. See page 3 of the Fund’s prospectus for more complete performance information. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (855) 430-6487.

The Fund declined less than the indices in each of the four down quarters (and was positive in two), which is consistent with EIC’s historical return pattern. Though the Fund has been in operation only since May of 2011, we’ve been managing client assets using the same investment approach since 1986. The Fund’s four-year experience closely parallels EIC’s 29-year pattern of less-volatile returns.3 Historically, EIC’s accounts have declined less in down markets, recovered losses relatively quickly, and then lagged late-cycle (when low-quality or momentum stocks led). Thus, over full market cycles our approach has paired lower volatility with above-market results.

3

EIC VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2015

(Unaudited)

Portfolio Activity

Recent activity in the Fund included the sale of three stocks and the purchase of four.

We trimmed Dr Pepper Snapple Group in February of this year before selling it completely in April. It was a long-term Fund holding and one of our top performing stocks. For example, it gained 51.2% in 2014 and another 10.2% in the first quarter of 2015. It’s a good business, but we think the stock price has gotten ahead of the fundamentals, so we sold it.

We also sold our positions in Barrick Gold and Newmont Mining after they rallied strongly in the beginning of the year. Despite their rally, the two gold miners were disappointing investments for us. In retrospect, we should have sold them earlier when they took on debt to fund acquisitions and cover negative free cash flow, as their capital expenditures outpaced operating cash flow.

Our new purchases included T. Rowe Price, Honda, Qualcomm and Diamond Offshore Drilling.

T. Rowe Price is a high quality, well managed, and diversified mutual-fund firm, with excellent operating metrics and continued growth prospects. The firm earns high margins, generates strong cash flow, and has a sticky client base because of, in part, its substantial 401(k) business. T. Rowe Price is a good example of a company that doesn’t trade at as low a multiple as preferred by many value managers but nonetheless we find attractive under our valuation approach.

Honda Motor Company is a large, globally diversified, Japanese automobile manufacturer with significant operations around the world. The company earns strong though cyclical margins and has come under some growth pressure from global economic weakness. Its share price has further suffered because of the expense and disruption of recent airbag recalls. In addition to its global auto business, which has particular strength in the still-recovering North American market, Honda has a sizable motor-bike business focused on fast-growing emerging markets, which adds diversity and growth to its earnings profile. Global economic weakness has led management to reduce guidance for growth in auto unit volume, resulting in the stock price falling from more than $40 to around $30, where we found an attractive entry point.

Qualcomm has two segments: 1) a licensing business, which collects royalties for use of its intellectual property portfolio enabling 3G and 4G mobile communications, and 2) an integrated circuits business, which manufactures chipsets for mobile communications and microprocessors. During January, Qualcomm’s stock price fell on news that Samsung would use its own microprocessor in its newest smartphone, the Galaxy S6, rather than Qualcomm’s. We initiated our position on that price weakness.

With no debt and approximately $29 billion of cash and liquid investments on its balance sheet, Qualcomm is extremely well capitalized. Its valuation is supported by high margins and high returns on capital, and by strong ongoing cash flow that amply supports its dividend, share buybacks, and large R&D budget. While the future is especially uncertain in the rapidly changing technology sector, we believe Qualcomm’s attractive valuation and strong operating metrics make that a risk worth taking.

4

EIC VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2015

(Unaudited)

Our energy trades – the purchase of Diamond Offshore Drilling and an addition to our existing position in Southwestern Energy – came about in the midst of the dramatic fall in oil prices. In our view, price changes in energy sector stocks were more indiscriminate in the pullback than called for and therefore created some exploitable opportunities.

With these trades and the price-driven drop in the energy weighting of the indices, we have taken our energy exposure from modestly underweight to modestly overweight. We were intentionally underexposed to energy because of the disparity between oil and natural gas prices, resulting in above-normalized earnings among many firms in the oil space. Now we have moved to a slight overweight (with continued emphasis on natural gas) as the divergence has started to play out.

Diamond Offshore is a large driller and service provider to offshore oil exploration and production companies. The firm has a diversified fleet of rigs including shallow-water jack-ups, mid-water and deep-water semi-submersibles, and deep-water and ultra-deep-water drill ships. The offshore drilling industry is capital intensive and highly cyclical. In fact, earnings have been under pressure for several years, only exacerbated by the recent oil-price decline. Diamond Offshore has seen its earnings drop from just under $10 per share in 2009 to roughly $3 per share in 2014, and its share price has declined accordingly, from more than $100 to the low $30s. At today’s price, Diamond Offshore trades at approximately tangible book value, unusually low by historical standards, yet remains profitable and is the best capitalized among its peers, even before considering the financial strength of its majority shareholder, Loews Corporation. While the timing of cyclical recovery is uncertain, Diamond Offshore has the strength to endure and perhaps capitalize on the struggles of its over-levered competitors.

Valuing companies whose success depends on the price of a commodity is a challenge (see the gold miners). As a result, we typically own relatively few commodity-based businesses. While the plunge in oil prices has caused huge volatility in the energy sector and created long-term investment opportunities, the future direction of energy prices remains uncertain. Accordingly, we coupled the purchase of Diamond Offshore and addition to Southwestern Energy with trims of two of our existing holdings, Chevron and ConocoPhillips, which have held up better than most stocks in the energy sector. Thus, we’re only modestly overweight energy despite the opportunities.

[1]	The price-to-earnings ratio, or P/E ratio, is an equity valuation multiple commonly used as a measure to compare a company’s current share price to its per-share earnings.
[2]

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in them.

[3]	See pages 8 - 13 of the Fund’s prospectus dated September 1, 2014, for detailed historical performance information about EIC’s accounts.

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2015 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

5

EIC VALUE FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2015

(Unaudited)

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

6

EIC VALUE FUND

Annual Report

Performance Data

April 30, 2015

(Unaudited)

Comparison of Change in Value of $10,000 Investment in EIC Value Fund’s Class A

vs. Russell 3000® Value Index and S&P 500® Index

Class A of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%. This results in a net investment of $9,450. Performance of Class C will vary from Class A due to differences in class-specific fees.

Average Annual Total Returns for the Periods Ended April 30, 2015
	1 Year	3 Years	Since Inception*
Class A (without sales charge)	8.22%	12.10%	10.94%
Class A (with sales charge)	2.26%	10.00%	9.36%
Russell 3000® Value Index	8.96%	16.98%	13.24%**
S&P 500® Index	12.98%	16.73%	14.17%**

Class C (without CDSC charge)	7.49%	11.28%	11.00%
Class C (with CDSC charge)	6.49%	11.28%	11.00%
Russell 3000® Value Index	8.96%	16.98%	15.09%**
S&P 500® Index	12.98%	16.73%	15.62%**

*	Class A and Class C of the EIC Value Fund (the “Fund”) commenced operations on May 19, 2011 and July 18, 2011, respectively.
**	Benchmark performance is from commencement date of the Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal  value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their  original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or  redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (855) 430-6487.

7

EIC VALUE FUND

Annual Report

Performance Data (Continued)

April 30, 2015

(Unaudited)

Comparison of Change in Value of $100,000 Investment in EIC Value Fund’s Institutional Class

vs. Russell 3000® Value Index and S&P 500® Index

Average Annual Total Returns for the Periods Ended April 30, 2015
	1 Year	3 Years	Since Inception*
Institutional Class	8.54%	12.37%	11.05%
Return After Taxes on Distributions	7.47%	11.68%	10.53%
Return After Taxes on Distributions and Sale of Shares	5.71%	9.65%	8.71%
Russell 3000® Value Index	8.96%	16.98%	12.66%	**
S&P500® Index	12.98%	16.73%	13.61%	**
*	Institutional Class Shares of the EIC Value Fund (the “Fund”) inception date was April 29, 2011. Operations commenced on May 1, 2011.
**	Benchmark performance is from commencement date of the Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (855) 430-6487.

8

EIC VALUE FUND

Annual Report

Performance Data (Concluded)

April 30, 2015

(Unaudited)

The returns shown for Class A Shares reflect a deduction for the maximum front-end sales charge of 5.50%. The returns shown for Class C shares reflect a maximum deferred sales charge of 1.00%. All of the Fund’s share classes apply a 2.00% fee to the value of shares redeemed within 30 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated September 1, 2014, are 1.28% and 1.29% for Class A Shares, 2.03% and 2.04% for Class C Shares and 1.03% and 1.04% for Institutional Class Shares, respectively, of the Class’ average daily net assets. The ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Equity Investment Corporation (the “Adviser”) has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to the extent the Fund’s “Total Annual Fund Operating Expenses,” excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees or shareholder service fees), “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions, exceed 1.00% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2015, unless the Board of Trustees of FundVantage Trust (“the Trust”) approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed. Furthermore, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund which is reflected in the net expense ratio.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Institutional Shares only; after-tax returns for Class A and Class C shares will vary.

Mutual fund investing involves risk, including possible loss of principal. Value investing involves the risk that the Fund’s investing in companies believed to be undervalued will not appreciate as anticipated. The Fund may invest in the stocks of smaller-and medium-sized companies which may be more vulnerable to adverse business or economic events than larger, more established companies.

The Fund intends to evaluate performance as compared to that of the S&P 500® Index and the Russell 3000® Value Index. The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 3000® Value Index is an unmanaged index that measures the performance of the 3,000 largest U.S. stocks, representing about 98% of the total capitalization of the entire U.S. stock market. It is impossible to invest directly in an index.

9

EIC VALUE FUND

Fund Expense Disclosure

April 30, 2015

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments (if any) or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six month period from November 1, 2014 through April 30, 2015 and held for the entire period.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any) or redemption fees. Therefore, the second line of each accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

EIC VALUE FUND

Fund Expense Disclosure (Concluded)

April 30, 2015

(Unaudited)

	EIC Value Fund
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period*
Class A
Actual	$1,000.00	$1,037.30	$ 6.31
Hypothetical (5% return before expenses)	1,000.00	1,018.60	6.26
Class C
Actual	$1,000.00	$1,033.50	$10.08
Hypothetical (5% return before expenses)	1,000.00	1,014.88	9.99
Institutional Class
Actual	$1,000.00	$1,038.20	$ 5.05
Hypothetical (5% return before expenses)	1,000.00	1,019.84	5.01

*

Expenses are equal to the Fund’s annualized expense ratio for the six month period ended April 30, 2015 of 1.25%, 2.00%, and 1.00% for Class A, Class C, and Institutional Class Shares, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in each table are based on the actual six month total returns for the Fund of 3.73%, 3.35%, and 3.82% for Class A, Class C, and Institutional Class Shares, respectively.

11

EIC VALUE FUND

Portfolio Holdings Summary Table

April 30, 2015

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Consumer, Non-cyclical	23.6%	$79,668,722
Financial	21.5	72,541,986
Consumer, Cyclical	14.8	50,135,849
Energy	12.1	40,887,363
Technology	7.7	26,145,585
Communications	4.7	15,857,810
Utilities	3.6	12,134,934
REITs-Diversified	1.4	4,726,052
REITs-Office Property	0.9	2,997,381
Short-Term Investment	10.0	33,778,185
Liabilities in Excess of Other Assets	(0.3)	(982,102)

NET ASSETS	100.0%	$337,891,765

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

12

EIC VALUE FUND

Portfolio of Investments

April 30, 2015

	Number of Shares	Value

COMMON STOCKS — 90.3%
Communications — 4.7%
Cisco Systems, Inc.	240,255	$6,926,552
eBay, Inc.*	153,300	8,931,258

		15,857,810

Consumer, Cyclical — 14.8%
Bed Bath & Beyond, Inc.*	116,315	8,195,555
CVS Health Corp.	52,860	5,248,469
Honda Motor Co. Ltd., SP ADR	261,050	8,753,006
Target Corp.	160,655	12,664,434
Wal-Mart Stores, Inc.	195,700	15,274,385

		50,135,849

Consumer, Non-cyclical — 23.6%
Baxter International, Inc.	148,500	10,207,890
Express Scripts Holding Co.*	129,060	11,150,784
GlaxoSmithKline PLC, SP ADR	146,600	6,765,590
Johnson & Johnson	84,790	8,411,168
Medtronic PLC	133,875	9,966,994
Molson Coors Brewing Co., Class B	136,500	10,034,115
PepsiCo, Inc.	141,800	13,488,016
Procter & Gamble Co. (The)	121,295	9,644,165

		79,668,722

Energy — 12.1%
Chevron Corp.	46,105	5,120,421
ConocoPhillips	72,325	4,912,314
Diamond Offshore Drilling, Inc.	253,500	8,484,645
Exxon Mobil Corp.	136,500	11,926,005
Southwestern Energy Co.*	372,600	10,443,978

		40,887,363

	Number of Shares	Value

COMMON STOCKS — (Continued)
Financial — 21.5%
American Express Co.	103,255	$7,997,100
Chubb Corp. (The)	82,300	8,094,205
PNC Financial Services Group, Inc. (The)	110,945	10,176,985
SunTrust Banks, Inc.	117,750	4,886,625
T. Rowe Price Group, Inc.	100,455	8,154,937
Torchmark Corp.	95,175	5,340,269
Travelers Cos., Inc. (The)	79,700	8,058,467
US Bancorp	230,975	9,901,898
Wells Fargo & Co.	180,245	9,931,500

		72,541,986

REITs-Diversified — 1.4%
Annaly Capital Management, Inc. REIT	469,320	4,726,052

REITs-Office Property — 0.9%
Mack-Cali Realty Corp. REIT	166,985	2,997,381

Technology — 7.7%
Microsoft Corp.	245,700	11,950,848
QUALCOMM, Inc.	103,000	7,004,000
Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR	294,220	7,190,737

		26,145,585

Utilities — 3.6%
Exelon Corp.	356,700	12,134,934

TOTAL COMMON STOCKS (Cost $257,763,155)		305,095,682

The accompanying notes are an integral part of the financial statements.

13

EIC VALUE FUND

Portfolio of Investments (Concluded)

April 30, 2015

	Number of Shares	Value

SHORT-TERM INVESTMENT — 10.0%
Money Market Fund — 10.0%
Dreyfus Institutional Reserves Treasury Prime Fund, Institutional Shares 0.00%(a)	33,778,185	$33,778,185

TOTAL SHORT-TERM INVESTMENT (Cost $33,778,185)		33,778,185

TOTAL INVESTMENTS - 100.3% (Cost $291,541,340)		338,873,867
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%		(982,102)

NET ASSETS - 100.0%		$337,891,765

*	Non-income producing.
(a)	Rate periodically changes. Rate disclosed is the daily yield on April 30, 2015.

REIT	Real Estate Investment Trust
SP ADR	Sponsored Depositary Receipt

The accompanying notes are an integral part of the financial statements.

14

EIC VALUE FUND

Statement of Assets and Liabilities

April 30, 2015

Assets
Investments, at value (Cost $291,541,340)	$338,873,867
Receivable for capital shares sold	429,496
Dividends and interest receivable	240,971
Prepaid expenses and other assets	91,913

Total assets	339,636,247

Liabilities
Payable for investments purchased	530,246
Payable for capital shares redeemed	829,273
Payable to Adviser	224,022
Payable for distribution fees	56,390
Payable for administration and accounting fees	36,940
Payable for shareholder servicing fees	12,953
Payable for transfer agent fees	8,777
Payable for custodian fees	6,944
Accrued expenses	38,937

Total liabilities	1,744,482

Net Assets	$337,891,765

Net Assets Consisted of:
Capital stock, $0.01 par value	$243,022
Paid-in capital	283,484,447
Accumulated net investment income	895,166
Accumulated net realized gain from investments	5,936,603
Net unrealized appreciation on investments	47,332,527

Net Assets	$337,891,765

Class A:

Net asset value, redemption price per share ($85,653,330 / 6,157,552 shares)	$13.91

Maximum offering price per share (100/94.5 of $13.91)	$14.72

Class C:
Net asset value, offering and redemption price per share ($62,378,181 / 4,537,191 shares)	$13.75

Institutional Class:
Net asset value, offering and redemption price per share ($189,860,254 / 13,607,454 shares)	$13.95

The accompanying notes are an integral part of the financial statements.

15

EIC VALUE FUND

Statement of Operations

For the Year Ended April 30, 2015

Investment Income
Dividends	$6,575,920
Less: foreign taxes withheld	(41,457)

Total investment income	6,534,463

Expenses
Advisory fees (Note 2)	2,282,843
Distribution fees (Class C) (Note 2)	422,639
Distribution fees (Class A) (Note 2)	242,355
Administration and accounting fees (Note 2)	196,952
Shareholder servicing fees (Class C) (Note 2)	140,880
Transfer agent fees (Note 2)	117,642
Printing and shareholder reporting fees	48,682
Registration and filing fees	42,521
Custodian fees (Note 2)	31,674
Audit fees	29,893
Legal fees	29,803
Trustees’ and officers’ fees (Note 2)	27,867
Other expenses	26,490

Total expenses before recoupment	3,640,241

Plus: Net expenses recouped (Note 2)	208,432

Net expenses after recoupment	3,848,673

Net investment income	2,685,790

Net realized and unrealized gain from investments:
Net realized gain from investments	13,470,516
Net change in unrealized appreciation/(depreciation) on investments	7,174,199

Net realized and unrealized gain on investments	20,644,715

Net increase in net assets resulting from operations	$23,330,505

The accompanying notes are an integral part of the financial statements.

16

EIC VALUE FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
Increase in net assets from operations:
Net investment income	$2,685,790	$1,861,893
Net realized gain from investments	13,470,516	5,871,462
Net change in unrealized appreciation/(depreciation) on investments	7,174,199	22,390,799

Net increase in net assets resulting from operations	23,330,505	30,124,154

Less Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(585,643)	(868,727)
Class C	(95,226)	(154,572)
Institutional Class	(1,761,398)	(661,434)

Total net investment income	(2,442,267)	(1,684,733)

Net realized capital gains:
Class A	(2,708,245)	(2,072,373)
Class C	(1,908,882)	(798,124)
Institutional Class	(5,602,971)	(1,323,450)

Total net realized capital gains	(10,220,098)	(4,193,947)

Net decrease in net assets from dividends and distributions to shareholders	(12,662,365)	(5,878,680)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	72,541,924	62,008,693

Total increase in net assets	83,210,064	86,254,167

Net assets
Beginning of year	254,681,701	168,427,534

End of year	$337,891,765	$254,681,701

Accumulated net investment income, end of year	$895,166	$651,643

The accompanying notes are an integral part of the financial statements.

17

EIC VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the	For the	For the	For the Period
	Year Ended	Year Ended	Year Ended	May 19, 2011*
	April 30, 2015	April 30, 2014	April 30, 2013	to April 30, 2012
Per Share Operating Performance
Net asset value, beginning of period	$13.37	$11.91	$10.65	$10.00

Net investment income(1)	0.12	0.12	0.12	0.08
Net realized and unrealized gain on investments	0.98	1.70	1.22	0.61

Net increase in net assets resulting from operations	1.10	1.82	1.34	0.69

Dividends and distributions to shareholders from:
Net investment income	(0.10)	(0.11)	(0.08)	(0.04)
Net realized capital gains	(0.46)	(0.25)	— (2)	—

Total dividends and distributions to shareholders	(0.56)	(0.36)	(0.08)	(0.04)

Net asset value, end of period	$13.91	$13.37	$11.91	$10.65

Total investment return(3)	8.22%	15.46%	12.73%	6.97%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$85,653	$130,805	$83,932	$33,969
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25	%(4)
Ratio of expenses to average net assets without waivers, expense reimbursements and recoupments, if any(5)	1.18%	1.24%	1.35%	2.07	%(4)
Ratio of net investment income to average net assets	0.90%	0.95%	1.12%	0.81	%(4)
Portfolio turnover rate	26.89%	19.08%	12.06%	12.68	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total return for periods less than one year are not annualized.

Total investment return does not reflect the impact of the maximum front-end sales load of 5.50%. If reflected, the return would be lower.
(4)	Annualized.
(5)	During the period, certain fees were waived, reimbursed and/or recouped. If such fee waivers, reimbursements and/or recoupments had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Reflects portfolio turnover of the Fund for the year ended April 30, 2012.

The accompanying notes are an integral part of the financial statements.

18

EIC VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class C Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class C
	For the	For the	For the	For the Period
	Year Ended	Year Ended	Year Ended	July 18, 2011*
	April 30, 2015	April 30, 2014	April 30, 2013	to April 30, 2012
Per Share Operating Performance
Net asset value, beginning of period	$13.24	$11.84	$10.61	$9.88

Net investment income/(loss)(1)	0.02	0.03	0.04	(0.01)
Net realized and unrealized gain on investments	0.97	1.67	1.22	0.77

Net increase in net assets resulting from operations	0.99	1.70	1.26	0.76

Dividends and distributions to shareholders from:
Net investment income	(0.02)	(0.05)	(0.03)	(0.03)
Net realized capital gains	(0.46)	(0.25)	— (2)	—

Total dividends and distributions to shareholders	(0.48)	(0.30)	(0.03)	(0.03)

Net asset value, end of period	$13.75	$13.24	$11.84	$10.61

Total investment return(3)	7.49%	14.52%	11.93%	7.75%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$62,378	$48,016	$31,129	$13,756
Ratio of expenses to average net assets	2.00%	2.00%	2.00%	2.00	%(4)
Ratio of expenses to average net assets without waivers, expense reimbursements and recoupments, if any(5)	1.93%	1.99%	2.10%	2.69	%(4)
Ratio of net investment income/(loss) to average net assets	0.15%	0.21%	0.38%	(0.01	)%(4)
Portfolio turnover rate	26.89%	19.08%	12.06%	12.68	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total return does not reflect any applicable sales charge.

(4)	Annualized.
(5)	During the period, certain fees were waived, reimbursed and/or recouped. If such fee waivers, reimbursements and/or recoupments had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Reflects portfolio turnover of the Fund for the year ended April 30, 2012.

The accompanying notes are an integral part of the financial statements.

19

EIC VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2015	April 30, 2014	April 30, 2013	April 30, 2012*
Per Share Operating Performance
Net asset value, beginning of period	$13.41	$11.94	$10.67	$10.00

Net investment income(1)	0.16	0.15	0.15	0.11
Net realized and unrealized gain on investments	0.98	1.70	1.22	0.61

Net increase in net assets resulting from operations	1.14	1.85	1.37	0.72

Dividends and distributions to shareholders from:
Net investment income	(0.14)	(0.13)	(0.10)	(0.05)
Net realized capital gains	(0.46)	(0.25)	— (2)	—

Total dividends and distributions to shareholders	(0.60)	(0.38)	(0.10)	(0.05)

Net asset value, end of period	$13.95	$13.41	$11.94	$10.67

Total investment return(3)	8.54%	15.68%	12.99%	7.24%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$189,860	$75,860	$53,367	$18,754
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets without waivers, expense reimbursements and recoupments, if any(4)	0.93%	0.99%	1.10%	2.40%
Ratio of net investment income to average net assets	1.14%	1.21%	1.37%	1.13%
Portfolio turnover rate	26.89%	19.08%	12.06%	12.68%

*	The Institutional Class commenced operations on May 1, 2011.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	During the period, certain fees were waived, reimbursed and/or recouped. If such fee waivers, reimbursements and/or recoupments had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

20

EIC VALUE FUND

Notes to Financial Statements

April 30, 2015

1. Organization and Significant Accounting Policies

The EIC Value Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced operations on May 1, 2011. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Class C, Institutional Class and Retail Class Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) may be applicable to the redemption of Class A Shares. A CDSC, as a percentage of the lower of the original purchase price or net asset value at redemption, of up to 1.00% may be imposed on full or partial redemptions of Class A Shares made within eighteen months (effective September 1, 2012) of purchase where $1 million or more of Class A Shares were purchased without an initial sales charge and (ii) the Fund’s principal underwriter, Foreside Funds Distributors LLC (the “Underwriter”), paid a commission to the selling broker-dealer for such sale. A CDSC of up to 1.00% is assessed on redemptions of Class C Shares made within eighteen months (effective January 1, 2012) after a purchase. As of April 30, 2015, the Retail Class Shares have not been issued.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, provided such amount approximates market value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

21

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2015

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

— Level 1 —	quoted prices in active markets for identical securities;

— Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

— Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/15	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$305,095,682	$305,095,682	$—	$—
Short-Term Investment	33,778,185	33,778,185	—	—

Total Investments	$338,873,867	$338,873,867	$—	$—

*	Please refer to Portfolio of Investments for further details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differmaterially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities.

22

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2015

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2015, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund. The Funds’ investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

23

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2015

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Equity Investment Corporation (“EIC” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to the extent that the Fund’s “Total Annual Fund Operating Expenses,” excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees or shareholder service fees), “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions, exceed 1.00% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2015, unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. As of April 30, 2015, the amount of potential recovery was as follows:

Expiration April 30, 2016
$109,578

For the year ended April 30, 2015, the Adviser earned advisory fees of $2,282,843, and recouped fees of $208,432 waived in prior periods.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

24

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2015

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Class C Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class C Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% and 1.00% (0.75% distribution fee and 0.25% shareholder service fee) on an annualized basis of the average daily net assets of the Fund’s Class A and Class C Shares, respectively.

The Trustees of the Trust who are not officers or employees of an investment adviser or other service provider to the Trust receive compensation in the form of an annual retainer and per meeting fees for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2015 was $18,114. Certain employees of BNY Mellon serve as Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2015, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$138,299,726	$72,943,389

25

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2015

4. Capital Share Transactions

For the years ended April 30, 2015 and April 30, 2014, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2015		For the Year Ended April 30, 2014
	Shares	Amount	Shares	Amount
Class A
Sales	2,620,678	$35,984,103	4,602,351	$58,121,568
Reinvestments	217,630	3,010,927	223,981	2,817,677
Redemption Fees*	—	1,904	—	3,553
Redemptions	(6,467,061)	(89,457,487)	(2,086,233)	(26,366,382)

Net increase/(decrease)	(3,628,753)	$(50,460,553)	2,740,099	$34,576,416

Class C
Sales	1,247,837	$17,023,666	1,228,316	$15,389,748
Reinvestments	138,449	1,899,521	72,196	902,372
Redemption Fees*	—	1,304	—	1,291
Redemptions	(475,094)	(6,510,018)	(303,895)	(3,828,767)

Net increase	911,192	$12,414,473	996,617	$12,464,644

Institutional Class
Sales	10,068,275	$139,955,946	2,994,753	$37,742,003
Reinvestments	488,937	6,781,569	126,373	1,594,828
Redemption Fees*	—	3,848	—	2,214
Redemptions	(2,605,086)	(36,153,359)	(1,935,043)	(24,371,412)

Net increase	7,952,126	$110,588,004	1,186,083	$14,967,633

Total net increase	5,234,565	$72,541,924	4,922,799	$62,008,693

*

There is a 2.00% redemption fee that may be charged on shares redeemed which have been held for 30 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in-capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based

26

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2015

on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

For the year ended April 30, 2015, the tax character of distributions paid by the Fund was $2,442,267 of ordinary income dividends and $10,220,098 of long-term capital gains dividends. For the year ended April 30, 2014, the tax character of distributions paid by the Fund was $1,739,645 of ordinary income dividends and $4,139,035 of long-term capital gains dividends. Distributions from net investment income and short term gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2015, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation
$ —	$895,166	$5,936,603	$47,332,527

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2015, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$291,541,340

Gross unrealized appreciation	$48,719,680
Gross unrealized depreciation	(1,387,153)

Net unrealized appreciation	$47,332,527

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2015, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2015. For the year ended April 30, 2015, the Fund had no loss deferrals.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2015 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2015, the Fund did not have any capital loss carryforwards.

27

EIC VALUE FUND

Notes to Financial Statements (Concluded)

April 30, 2015

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

28

EIC VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the FundVantage Trust and

Shareholders of the EIC Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the EIC Value Fund (one of the series constituting FundVantage Trust) (the “Fund”) as of April 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the EIC Value Fund (one of the series constituting FundVantage Trust) at April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 26, 2015

29

EIC VALUE FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2015, the Fund paid $2,442,267 of ordinary income dividends and $10,220,098 of long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 100.00%.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2015. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2016.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

30

EIC VALUE FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (855) 430-6487 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Advisory Agreement

At an in-person meeting held on December 16-17, 2014 (the “Meeting”), the Board of Trustees (the “Board” or “Trustees”) of FundVantage Trust (“Trust”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the advisory agreement between Equity Investment Corporation (the “Adviser” or “EIC”) and the Trust on behalf of the EIC Value Fund (the “Fund”) (“Agreement”). In determining whether to continue the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) services performed for the Fund, (ii) the size and qualifications of their portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) investment performance, (v) the capitalization and financial condition of the Adviser, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Fund and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund, and (x) compliance with the Fund’s investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. The Adviser also provided its most recent Form ADV for the Trustees’ review and consideration. The Trustees noted the reports provided at Board meetings throughout the year covering matters such as the relative performance of the Fund; compliance with the investment objectives, policies, strategies and limitations for the Fund; the compliance of management personnel with the applicable code of ethics; and the adherence to fair value pricing procedures as established by the Board. The Trustees also received and reviewed a memorandum from legal counsel regarding the legal standards applicable to their review of the Agreement.

31

EIC VALUE FUND

Other Information

(Unaudited) (Continued)

A representative from EIC attended the Meeting in-person and discussed EIC’s history, performance and investment strategy in connection with the proposed continuation of the Agreement and answered questions from the Board.

The Trustees considered the investment performance for the Fund and the Adviser. The Trustees reviewed the historical performance charts for each of the Fund’s share classes, as compared to the Russell 3000 Total Return Index, and the Lipper Large-Cap Value Fund category, the Fund’s applicable Lipper peer group, for the one-year, two-year, three-year, since inception and year-to-date periods ended September 30, 2014. The Trustees noted that the Fund’s Class A shares, Class C shares and Institutional Class shares, which had differing inception dates, underperformed the Russell 3000 Total Return Index and the median of the Lipper Large-Cap Value Fund category for the one-year, two-year, three-year and since inception periods ended September 30, 2014. The Trustees noted that the Fund’s Class A shares, Class C shares and Institutional Class shares outperformed the Russell 3000 Total Return Index and the median of the Lipper Large-Cap Value Fund category for the year-to-date period. The Trustees also received performance information for the Fund’s Institutional Class shares as compared to the Fund’s comparable separately managed account composite (gross and net of fees), the Morningstar Large Cap Value Average (gross of fees), the Russell 3000 Value Index and to a similarly managed portfolio of a mutual fund for which EIC serves as sub-adviser (“Sub-Advised Portfolio”) (gross and net of fees), for the one-year, three-year and since inception periods ended October 31, 2014, as applicable. The Trustees noted that the Fund underperformed the Russell 3000 Value Index for the one-year, three-year and since inception periods; the Morningstar Large Cap Value Average (gross of fees) for the three-year period; the Fund’s separately managed account composite (gross of fees) for the one-year, three-year and since inception periods; the Sub-Advised Portfolio (gross of fees) for the one-year and three-year periods and the Sub-Advised Portfolio (net of fees) for the since inception periods. The Trustees noted that the Fund outperformed the Morningstar Large Cap Value Average (gross of fees) for the one-year and since inception period; the Fund’s separately managed account composite (net of fees) for the one-year, three-year and since inception period; the Sub-Advised Portfolio (gross of fees) for the since inception period and the Sub-Advised Portfolio (net of fees) for the one-year and three-year period. The Trustees concluded that the comparative performance of the Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

The Trustees noted that while absolute performance was positive for all periods ended September 30, 2014 and October 31, 2014, the Fund’s relative performance lagged its Morningstar and Lipper peer group averages for certain measurement periods. The Trustees considered explanations provided by the Adviser regarding the various factors contributing to the relative underperformance of the Fund, including, among other things, differences in the Fund’s investment strategies and portfolio construction in comparison

32

EIC VALUE FUND

Other Information

(Unaudited) (Continued)

to the peer funds included in its Morningstar and Lipper peer groups. The Board discussed with the Adviser the reasons behind such results for the Fund, including the steps being undertaken by the Adviser to seek to improve such performance. The Trustees considered other factors that supported the continuation of the Advisory Agreement, including the following: (i) that the Adviser’s investment decisions, such as security selection and sector allocation, contributing to such underperformance were consistent with the Fund’s investment objective and policies; and (ii) that shorter-term or longer-term performance, as applicable, was competitive when compared to the performance of relevant peer groups or benchmarks. Taking note of EIC’s discussion of (i) the various factors contributing to the Fund’s performance and (ii) its continuing commitment to the Fund’s current investment strategy, and although the Fund had underperformed the Russell 3000 Total Return Index, Russell 3000 Value Index and the median of the Lipper Large-Cap Value Fund category for certain measurement periods as noted above, the Trustees concluded that the performance of the Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

The Adviser provided information regarding its advisory fees and an analysis of these fees in relation to the delivery of services to the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees considered the fees that the Adviser charges to each comparable account and/or investment company advised by EIC, and evaluated the explanations provided by the Adviser as to differences in fees charged to the Fund and such accounts. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Fund versus other similarly managed funds. The Trustees noted that the gross advisory fee and net total expense ratio of the Fund’s Institutional Class, Class A and Class C shares were all higher than the median of the gross advisory fees and net total expense ratios of funds with similar share classes in the Lipper Large-Cap Value Equity category with $500 million or less in assets. The Trustees concluded that the advisory fee and services provided by the Adviser are sufficiently consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund based on the information provided at the Meeting.

The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of senior personnel. In evaluating the quality of services provided by the Adviser, the Board took into account its familiarity with the Adviser’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Adviser’s compliance policies and procedures and reports regarding the Adviser’s compliance operations from the Trust’s Chief Compliance Officer. The Board also considered any potential conflicts of interest that may arise in a portfolio manager’s management of the Fund’s investments on the one hand, and the investments of other accounts, on the other. The Trustees reviewed the services provided to the Fund by the Adviser and concluded that the nature, extent and quality of the services provided were appropriate and consistent with the terms of the Agreement, that the quality of the services appeared to be consistent with industry norms and that the Fund is likely to benefit from the continued receipt of those services. They also concluded that the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated their ability to attract and retain qualified personnel.

33

EIC VALUE FUND

Other Information

(Unaudited) (Concluded)

The Trustees considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s profitability. The Trustees were provided with the Adviser’s most recent unaudited balance sheet and profit and loss statement. The Trustees noted that the Adviser’s level of profitability is an appropriate factor to consider, and the Trustees should be satisfied that the Adviser’s profits are sufficient to continue as a healthy concern generally and as investment adviser of the Fund specifically. The Trustees concluded that the Adviser’s contractual advisory fee level was reasonable in relation to the nature and quality of the services provided, taking into account the current size and projected growth of the Fund during the renewal term.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board noted that economies of scale may be achieved at higher asset levels for the Fund for the benefit of fund shareholders, but that the advisory fee did not currently include breakpoint reductions as asset levels increase.

In voting to approve the continuation of the Agreement, the Board considered all factors it deemed relevant and the information presented to the Board by the Adviser. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the continuation of the Agreement would be in the best interests of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the continuation of the Agreement for an additional one year period.

34

EIC VALUE FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (855) 430-6487.

35

EIC VALUE FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”),within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (855) 430-6487.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	38	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	38	None.

36

EIC VALUE FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	38	None.
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	38	Copeland Trust (registered investment company) (2 portfolios); Context Capital Funds (registered investment company) (1 portfolio).

37

EIC VALUE FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	38	None.

1Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

38

EIC VALUE FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.	Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

39

Investment Adviser

Equity Investment Corporation

3007 Piedmont Road, NE

Suite 200

Atlanta, GA 30305

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7096

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

of

FundVantage Trust

Class A

Class C

Institutional Class

ANNUAL REPORT

April 30, 2015

This report is submitted for the general information of the shareholders of the EIC Value Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the EIC Value Fund.

EIC001

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Annual Investment Adviser’s Report

April 30, 2015

(Unaudited)

Dear Shareholders,

With the close of the 4th full year of operations, the Estabrook Investment Grade Fixed Fund (the “Fund”) lagged the Barclays Intermediate Government/Credit Bond Index (the “Barclays Index”). For the year ended April 30, 2015, the Fund returned 1.85% underperforming the benchmark by 117 basis points. We remained defensive throughout the year and maintain our posture as we enter the new year.

The first calendar quarter of 2015, was eerily similar to 2014 as once again rates fell. Much like last year, weather likely had a negative effect on the economy and most participants again expect a rebound with the arrival of spring. This year, however, investors seem to be more guarded as lower commodity prices persist and additional global easing supports historically low yields around the world.

The Federal Reserve is preparing the market for its first rate hike sometime this year. Similar to market expectations, we believe the Federal Reserve will raise official rates towards the latter half of this year. We see this as more of a symbolic gesture to move rates from zero. Of real consequence will be the magnitude and timing of the following rate increases which will be driven by incoming economic data.

For every argument calling for higher rates, there are as many to suggest why rates ought to remain range bound in 2015. The aggressive easing of central banks around the globe makes raising rates even more difficult. Whether you call it central bank easing or currency manipulation, these actions remain supportive for U.S. Treasuries.

The year began with 10-Year U.S. Treasury rates at 2.17% and ended the first quarter at 1.92%. Although rates are at historically low levels, U.S. Treasuries remain inexpensive compared to German 10-Year Bunds at 0.18%. The low rates in Europe have been driven by the European Central Bank’s purchases of sovereign debt. The introduction of QE has also accentuated the strength in the U.S. dollar and as a result rate increases are expected to be moderate.

Although there are many factors supportive of Treasuries, we remain increasingly focused on wage inflation as the one factor which could force rates higher. Reports of wage increases on the lower end of the employment spectrum continue with companies such as Wal-Mart, Target, and Domino’s increasing minimum wages for their employees. Ultimately, we believe stronger than expected wage inflation will force the Federal Reserve to move more aggressively than desired thus causing volatility across the fixed income market, but perhaps not until late this year or early next.

We still maintain our duration underweight bias and remain overweight to corporate credit. As I write this letter, we have seen yields increase dramatically over the last couple of weeks. Much of the fears of a deflationary scenario both domestically and in Europe have abated and we believe our portfolio is well positioned for a gradual rise in rates.

1

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2015

(Unaudited)

We would again like to thank you for investing in the Estabrook Investment Grade Fixed Income Fund. Please contact us if you have any questions.

Daniel Oh

Portfolio Manager

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2015 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

2

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Annual Report

Performance Data

April 30, 2015

(Unaudited)

Comparison of Change in Value of $100,000 Investment in

Estabrook Investment Grade Fixed Income Fund Class I

vs. Barclays Intermediate Government/Credit Index

and Barclays U.S. Aggregate Index

Average Annual Total Returns for the Periods Ended April 30, 2015

	1 Year	3 Years	Since Inception*
Class I	1.85%	3.67%	3.53%
Barclays Intermediate
Government/Credit Bond Index	3.02%	1.99%	2.90%**
Barclays U.S. Aggregate Bond Index	4.46%	2.60%	3.66%**

*	The Estabrook Investment Grade Fixed Income Fund (the “Fund”) commenced operations on July 23, 2010.

**	Benchmark performance is from the commencement date of the Fund only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 447-7443. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual Fund gross and net operating expense ratios are 1.41% and 0.70%, respectively, for Class I Shares of the Fund’s average daily net assets. These ratios are stated in the current prospectus dated September 1, 2014, and may differ from the actual expenses incurred by the Fund for the period covered by this report. Estabrook Capital Management LLC (the “Adviser”) has contractually agreed to reduce its fees or reimburse the Fund’s operating

3

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Annual Report

Performance Data (Concluded)

April 30, 2015

(Unaudited)

expenses in order to limit the total annual operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) for Class I Shares to 0.70%. This agreement will terminate on August 31, 2015, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves an earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

A 1% redemption fee applies to shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the Barclays Intermediate Government/Credit Bond Index (“Barclays Int. Gov./Cr. Index”). The Fund uses the Barclays U.S. Aggregate Bond Index (“Barclays U.S. Aggregate Bond Index”) as a secondary index. The Barclays Int. Gov./Cr. Index is an unmanaged market index that tracks performance of intermediate term U.S. government and corporate bonds. The Barclays U.S. Aggregate Bond Index is an intermediate term, broad-based index comprised of most U.S traded investment grade bonds. Barclays U.S. Aggregate Bond Index covers the USD-denominated, investment-grade (rated Baa3 or above by Moody’s), fixed-rate, and taxable areas of the bond market. This is the broadest measure of the taxable U.S. bond market, including most Treasury, agency, corporate, mortgage-backed, asset-backed, and international dollar-denominated issues, all with maturities of 1 year or more. It is impossible to invest directly in an index.

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, call and interest rate risk. As interest rates rise the value of bond prices will decline. The Fund may invest in high yield debt (also known as junk bonds) which may cause greater volatility and less liquidity. You may lose money by investing in the Fund.

4

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Fund Expense Disclosure

April 30, 2015

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2014 through April 30, 2015 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Fund Expense Disclosure (Concluded)

April 30, 2015

(Unaudited)

	Estabrook Investment Grade Fixed Income Fund – Class I

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period*
Actual	$1,000.00	$1,006.80	$3.48
Hypothetical (5% return before expenses)	1,000.00	1,021.32	3.51

*

Expenses are equal to the Fund’s annualized expense ratio for the six-month period ended April 30, 2015 of 0.70%, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181) then divided by 365 days to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual six-month total return for the Fund of 0.68%.

6

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Portfolio Holdings Summary Table

April 30, 2015

(Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
Corporate Bonds and Notes	82.2%	$27,741,223
U.S. Treasury Obligations	16.2	5,473,035
Other Assets in Excess of Liabilities	1.6	531,893

NET ASSETS	100.0%	$33,746,151

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

7

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Portfolio of Investments

April 30, 2015

	Par Value	Value

CORPORATE BONDS AND NOTES — 82.2%
Advertising Agencies — 1.6%
Interpublic Group of Cos, Inc. (The) 4.200%, 04/15/2024	$500,000	$525,657

Airlines — 0.6%
Delta Air Lines Series 2010-2, Class B 6.750%, 05/23/2017	200,000	205,320

Applications Software — 0.7%
Microsoft Corp. 1.000%, 05/01/2018	250,000	249,972

Auto/Truck Parts & Equipment-Original — 1.3%
Delphi Corp. Callable 02/15/2018 at 102.5 5.000%, 02/15/2023	400,000	431,000

Auto-Cars/Light Trucks — 12.8%
Ford Motor Credit Co., LLC 2.375%, 03/12/2019	650,000	656,751
Ford Motor Credit Co., LLC 3.219%, 01/09/2022	400,000	406,810
Ford Motor Credit Co., LLC 3.664%, 09/08/2024	500,000	510,640
General Motors Co. 3.500%, 10/02/2018	500,000	514,515
General Motors Co. 4.875%, 10/02/2023	750,000	812,265
General Motors Financial Co., Inc. 2.400%, 04/10/2018	500,000	500,506
General Motors Financial Co., Inc. Callable 02/10/2022 at 100.0 3.450%, 04/10/2022	600,000	595,808

	Par Value	Value

CORPORATE BONDS AND NOTES — (Continued)
Auto-Cars/Light Trucks — (Continued)
Harley-Davidson Financial Services, Inc. 3.875%, 03/15/2016 (a)	$300,000	$307,930

		4,305,225

Beverages-Non-alcoholic — 0.8%
PepsiCo, Inc. Callable 12/07/2018 at 100.0 2.250%, 01/07/2019	250,000	256,018

Cable/Satellite TV — 2.3%
Comcast Corp. Callable 11/15/2024 at 100.0 3.375%, 02/15/2025	250,000	257,386
DIRECTV Holdings, LLC DIRECTV Financing Co., Inc. Callable 01/01/2024 at 100.0 4.450%, 04/01/2024	500,000	527,718

		785,104

Commercial Banks Non-US — 0.8%
Abbey National Treasury Services PLC (London) 3.050%, 08/23/2018	250,000	260,384

Commercial Banks-Eastern US — 1.2%
CIT Group, Inc. 5.000%, 08/01/2023	400,000	408,750

Computers — 4.4%
Apple, Inc. 1.550%, 02/07/2020	500,000	494,602
Apple, Inc. 2.500%, 02/09/2025	500,000	484,094

The accompanying notes are an integral part of the financial statements.

8

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Portfolio of Investments (Continued)

April 30, 2015

	Par Value	Value

CORPORATE BONDS AND NOTES — (Continued)
Computers — (Continued)
Hewlett-Packard Co. 1.217%, 01/14/2019 (b)	$500,000	$502,494

		1,481,190

Diversified Banking Institutions — 22.2%
Bank of America Corp. 1.335%, 03/22/2018 (b)	400,000	404,999
Bank of America Corp. 6.875%, 11/15/2018	250,000	290,165
Citigroup, Inc. 2.500%, 07/29/2019	500,000	504,655
Citigroup, Inc. Callable 03/27/2020 at 100.0 5.875%, 12/29/2049 (c)(d)(e)	1,000,000	1,006,250
Citigroup, Inc. Callable 05/15/2025 at 100.0 5.950%, 12/29/2049 (c)(d)(e)	500,000	497,344
Goldman Sachs Group, Inc. (The) 1.861%, 11/29/2023 (b)	500,000	509,156
Goldman Sachs Group, Inc. (The) Callable 03/23/2020 at 100.0 1.437%, 04/23/2020 (b)	500,000	505,747
Goldman Sachs Group, Inc. (The) Callable 03/23/2020 at 100.0 2.600%, 04/23/2020	500,000	502,112

	Par Value	Value

CORPORATE BONDS AND NOTES — (Continued)
Diversified Banking Institutions — (Continued)
Goldman Sachs Group, Inc. (The) Callable 05/10/2020 at 100.0 5.375%, 12/29/2049 (c)(d)(e)	$500,000	$499,500
JPMorgan Chase & Co. 1.177%, 01/25/2018 (b)	300,000	302,919
JPMorgan Chase & Co. 0.909%, 01/28/2019 (b)	100,000	100,101
JPMorgan Chase & Co. Callable 04/30/2018 at 100.0 7.900%, 12/29/2049 (c)(d)(e)	250,000	266,250
JPMorgan Chase & Co. Callable 05/01/2020 at 100.0 5.300%, 12/29/2049 (c)(d)(e)	250,000	249,688
Morgan Stanley 4.350%, 09/08/2026	100,000	101,873
Morgan Stanley 3.950%, 04/23/2027	250,000	245,414
Morgan Stanley Callable 07/15/2019 at 100.0 5.450%, 07/29/2049 (c)(d)(e)	500,000	503,750
Morgan Stanley Callable 07/15/2020 at 100.0 5.550%, 12/29/2049 (c)(d)(e)	500,000	502,500

The accompanying notes are an integral part of the financial statements.

9

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Portfolio of Investments (Continued)

April 30, 2015

	Par Value	Value

CORPORATE BONDS AND NOTES — (Continued)
Diversified Banking Institutions — (Continued)
UBS AG 2.350%, 03/26/2020	$500,000	$502,236

		7,494,659

Diversified Financial Services — 1.5%
General Electric Capital Corp. Callable 12/09/2019 at 100.0 2.200%, 01/09/2020	500,000	506,729

Diversified Operations — 0.7%
Brixmor Operating Partnership LP Callable 11/01/2024 at 100.0 3.850%, 02/01/2025	250,000	250,668

Electronic Components-Semiconductor — 0.7%
Texas Instruments, Inc. 1.000%, 05/01/2018	250,000	248,218

Enterprise Software/Services — 1.5%
Oracle Corp. 0.855%, 01/15/2019 (b)	500,000	505,106

Fiduciary Banks — 1.5%
Citizens Financial Group, Inc. Callable 04/06/2020 at 100.0 5.500%, 12/29/2049 (a)(b)(c)(e)	500,000	494,375

Finance-Auto Loans — 5.9%
Ally Financial, Inc. 4.750%, 09/10/2018	500,000	519,375
Ally Financial, Inc. 3.750%, 11/18/2019	500,000	497,300

	Par Value	Value

CORPORATE BONDS AND NOTES — (Continued)
Finance-Auto Loans — (Continued)
Ally Financial, Inc. 4.125%, 03/30/2020	$250,000	$251,250
Ally Financial, Inc. 4.125%, 02/13/2022	500,000	490,000
Ally Financial, Inc. 4.625%, 03/30/2025	250,000	249,219

		2,007,144

Finance-Credit Card — 0.6%
American Express Credit Corp. 1.300%, 07/29/2016	200,000	201,032

Hotels&Motels — 0.8%
Wyndham Worldwide Corp. Callable 02/01/2017 at 100.0 2.950%, 03/01/2017	250,000	255,469

Life/Health Insurance — 2.4%
Lincoln National Corp. Callable 05/17/2016 at 100.0 7.000%, 05/17/2066 (d)(e)	600,000	574,500
Prudential Financial, Inc. 1.054%, 08/15/2018 (b)	250,000	251,451

		825,951

Multi-line Insurance — 1.9%
Genworth Holdings, Inc. Callable 11/15/2016 at 100.0 6.150%, 11/15/2066 (d)(e)	475,000	299,250
MetLife, Inc. Callable 08/01/2034 at 100.0 10.750%, 08/01/2069 (e)	200,000	335,000

		634,250

The accompanying notes are an integral part of the financial statements.

10

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Portfolio of Investments (Continued)

April 30, 2015

	Par Value	Value

CORPORATE BONDS AND NOTES — (Continued)
Multimedia — 1.2%
NBC Universal Media, LLC 2.875%, 04/01/2016	$200,000	$204,178
Time Warner, Inc. 3.150%, 07/15/2015	200,000	201,084

		405,262

Oil Companies-Exploration&Production — 0.6%
Anadarko Petroleum Corp. 5.950%, 09/15/2016	200,000	212,677

Pipelines — 0.8%
Enterprise Products Operating LLC Callable 01/15/2018 at 100.0 7.034%, 01/15/2068 (d)(e)	235,000	254,681

Reinsurance — 1.2%
Berkshire Hathaway, Inc. 1.550%, 02/09/2018	400,000	404,839

REITS-Office Property — 0.6%
BioMed Realty LP Callable 03/15/2016 at 100.0 3.850%, 04/15/2016	200,000	204,648

REITS-Shopping Centers — 1.4%
DDR Corp. 7.500%, 04/01/2017	200,000	221,375
Kimco Realty Corp. Callable 03/01/2021 at 100.0 3.200%, 05/01/2021	250,000	254,971

		476,346

	Par Value	Value

CORPORATE BONDS AND NOTES — (Continued)
REITS-Warehouse/Industry — 1.5%
Prologis LP Callable 11/01/2020 at 100.0 3.350%, 02/01/2021	$500,000	$517,440

Retail-Discount — 0.7%
Wal-Mart Stores, Inc. 1.125%, 04/11/2018	250,000	250,296

Retail-Drug Store — 0.8%
Walgreen Co. 1.800%, 09/15/2017	250,000	252,383

Retail-Mail Order — 1.2%
QVC, Inc. 4.450%, 02/15/2025	400,000	401,045

Super-Regional Banks-US — 2.3%
Wells Fargo & Co. 2.150%, 01/30/2020	500,000	499,934
Wells Fargo & Co. 4.100%, 06/03/2026	250,000	259,110

		759,044

Telephone-Integrated — 3.0%
AT&T Inc. Callable 02/15/2025 at 100.0 3.400%, 05/15/2025	500,000	494,718
Verizon Communications, Inc. Callable 12/15/2023 at 100.0 4.150%, 03/15/2024	500,000	529,098

		1,023,816

The accompanying notes are an integral part of the financial statements.

11

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Portfolio of Investments (Concluded)

April 30, 2015

	Par Value	Value

CORPORATE BONDS AND NOTES — (Continued)
Transport-Rail — 0.7%
Canadian Pacific Railway Co. Callable 11/01/2024 at 100.0 2.900%, 02/01/2025	$250,000	$246,525

TOTAL CORPORATE BONDS AND NOTES (Cost $27,465,680)		27,741,223

U.S. TREASURY OBLIGATIONS — 16.2%
Sovereign — 16.2%
0.250%, 12/31/2015	500,000	500,156
0.500%, 06/30/2016	500,000	500,976
0.500%, 07/31/2016	1,000,000	1,001,797
0.500%, 09/30/2016	750,000	750,879
0.625%, 10/15/2016	400,000	401,031
1.000%, 05/31/2018	1,400,000	1,401,532
2.250%, 11/15/2024	900,000	916,664

		5,473,035

TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,449,809)		5,473,035

Value

TOTAL INVESTMENTS - 98.4% (Cost $32,915,489)	$33,214,258
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.6%	531,893

NET ASSETS - 100.0%	$33,746,151

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities were purchased in accordance with the guidelines approved by the Fund’s Board of Trustees and may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2015, these securities amounted to $802,305 or 2.4% of net assets. These securities have been determined by the Adviser to be liquid securities.
(b)	Variable or Floating Rate Security. Rate shown is as of April 30, 2015.
(c)	Security is a perpetual bond and has no definite maturity date.
(d)	Fix-to Float Security. Rate shown is as of April 30, 2015.
(e)	Dividend paying security.

REIT	Real Estate Investment Trust
PLC	Public Limited Company

Please note that securities are classified according to the Bloomberg Sub-Industry Categories. We believe this is the classification that best reflects the industry and risks associated with each position.

The accompanying notes are an integral part of the financial statements.

12

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Statement of Assets and Liabilities

April 30, 2015

Assets
Investments, at value (Cost $32,915,489)	$33,214,258
Cash	891,962
Dividends and interest receivable	201,841
Prepaid expenses and other assets	14,020

Total assets	34,322,081

Liabilities
Payable for investments purchased	498,520
Payable for capital shares redeemed	17,634
Payable for administration and accounting fees	12,716
Payable for transfer agent fees	7,954
Payable to Investment Adviser	4,927
Payable for custodian fees	2,611
Accrued expenses	31,568

Total liabilities	575,930

Net Assets	$33,746,151

Net Assets Consisted of:
Capital stock, $0.01 par value	$32,880
Paid-in capital	33,389,637
Accumulated net investment loss	(16,841)
Accumulated net realized gain from investments	41,706
Net unrealized appreciation on investments	298,769

Net Assets	$33,746,151

Class I:
Shares outstanding	3,287,952

Net asset value, offering and redemption price per share ($33,746,151 / 3,287,952 shares)	$10.26

The accompanying notes are an integral part of the financial statements.

13

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Statement of Operations

For the Year Ended April 30, 2015

Investment Income
Interest	$1,007,180

Total investment income	1,007,180

Expenses
Advisory fees (Note 2)	219,808
Administration and accounting fees (Note 2)	53,259
Transfer agent fees (Note 2)	43,172
Legal fees	37,010
Registration and filing fees	30,809
Audit fees	25,448
Trustees’ and officers’ fees (Note 2)	18,752
Custodian fees (Note 2)	13,692
Printing and shareholder reporting fees	6,537
Other expenses	6,026

Total expenses before waivers and reimbursements	454,513

Less: waivers and reimbursements (Note 2)	(217,797)

Net expenses after waivers and reimbursements	236,716

Net investment income	770,464

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	153,761
Net change in unrealized appreciation/(depreciation) on investments	(298,125)

Net realized and unrealized loss on investments	(144,364)

Net increase in net assets resulting from operations	$626,100

The accompanying notes are an integral part of the financial statements.

14

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	April 30, 2015	April 30, 2014
Increase/(decrease) in net assets from operations:
Net investment income	$770,464	$786,805
Net realized gain from investments	153,761	142,263
Net change in unrealized appreciation/(depreciation) on investments	(298,125)	(779,417)

Net increase in net assets resulting from operations	626,100	149,651

Less Dividends and Distributions to Shareholders from:
Net investment income:
Class I	(770,464)	(786,805)
Net realized capital gains:
Class I	(209,879)	(190,899)

Net decrease in net assets from dividends and distributions to shareholders	(980,343)	(977,704)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	105,674	3,086,113

Total increase/(decrease) in net assets	(248,569)	2,258,060

Net assets
Beginning of year	33,994,720	31,736,660

End of year	$33,746,151	$33,994,720

Accumulated net investment loss, end of year	$(16,841)	$(15,441)

The accompanying notes are an integral part of the financial statements.

15

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period July 23, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.37	$10.66	$10.09	$10.06	$10.00

Net investment income(1)	0.24	0.26	0.32	0.32	0.17
Net realized and unrealized gain/(loss) on investments	(0.05)	(0.23)	0.57	0.03	0.06

Net increase in net assets resulting from operations	0.19	0.03	0.89	0.35	0.23

Dividends and distributions to shareholders from:
Net investment income	(0.24)	(0.26)	(0.32)	(0.32)	(0.17)
Net realized capital gains	(0.06)	(0.06)	—	—	—

Total dividends and distributions to shareholders	(0.30)	(0.32)	(0.32)	(0.32)	(0.17)

Net asset value, end of period	$10.26	$10.37	$10.66	$10.09	$10.06

Total investment return(2)	1.85%	0.38%	8.99%	3.52%	2.29%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$33,746	$33,995	$31,737	$17,464	$13,034
Ratio of expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	1.34%	1.41%	1.69%	2.49%	2.65	%(3)
Ratio of net investment income to average net assets	2.28%	2.50%	3.07%	3.18%	2.24	%(3)
Portfolio turnover rate	89.75%	132.74%	94.83%	50.01%	98.85	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

16

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements

April 30, 2015

1. Organization and Significant Accounting Policies

Estabrook Investment Grade Fixed Income Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on July 23, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares: Class A, Class C, Class I and Class R Shares. As of April 30, 2015, Class A, Class C and Class R Shares had not been issued.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m., Eastern time) on each day the NYSE is open. Securities held by the Fund are valued at their last sale price on the NYSE on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the last asked price and the last bid price prior to the market close. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the last asked price and the last bid price prior to market close. The value of such securities quoted on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system, but not listed on the National Market System, shall be valued at the mean between closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Fixed income and preferred securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Due to continued volatility in the current market, valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

17

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Continued)

April 30, 2015

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

— Level 1 —	quoted prices in active markets for identical securities;

— Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

— Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The fair value of the Fund’s bonds are generally based on quotes received from brokers of independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/15	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes	$27,741,223	$—	$27,741,223	$—
U.S. Treasury Obligations	5,473,035	—	5,473,035	—

Total Investments	$33,214,258	$—	$33,214,258	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period.

18

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Continued)

April 30, 2015

Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2015, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Gains and losses on principal paydowns from mortgage backed securities are recorded as interest income on the Statement of Operations. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to such fund.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually. Income

19

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Continued)

April 30, 2015

dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Estabrook Capital Management LLC (“Estabrook” or the “Adviser”) serves as the investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.65% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 0.70% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation). The Expense Limitation will remain in place until August 31, 2015, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. At April 30, 2015, the amount of potential recovery by the Adviser was as follows:

Expiration April 30, 2016	Expiration April 30, 2017	Expiration April 30, 2018
$246,984	$223,993	$217,797

For the year ended April 30, 2015, the Adviser earned advisory fees of $219,808 and waived fees of $217,797.

20

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Continued)

April 30, 2015

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees. For providing transfer agency services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trustees of the Trust who are not officers or employees of an investment adviser, sub-adviser or other service provider to the Trust receive compensation in the form of an annual retainer and per meeting fees for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2015 was $4,309. Certain employees of BNY Mellon serve as Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2015, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$25,114,352	$26,442,655
U.S. Government Securities	5,161,326	3,335,891

21

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Continued)

April 30, 2015

4. Capital Share Transactions

For the years ended April 30, 2015 and April 30, 2014, transactions in capital shares (authorized shares unlimited) were as follows:

	For the		For the
	Year Ended		Year Ended
	April 30, 2015		April 30, 2014
	Shares	Amount	Shares	Amount
Class I Shares
Sales	52,699	$545,731	511,653	$5,317,535
Reinvestments	94,256	971,527	90,410	929,535
Redemption Fees*	—	1	—	—
Redemptions	(136,649)	(1,411,585)	(301,570)	(3,160,957)

Net increase	10,306	$105,674	300,493	$3,086,113

*

There is a 1.00% redemption fee that may be charged on shares redeemed which have been held for 90 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in-capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. Net investment income, net realized gains and net assets were not affected by these adjustments. For the year ended April 30, 2015, these adjustments were to decrease undistributed net investment income and increase accumulated net realized gain by $1,400. These permanent differences were primarily attributable to the redesignation of dividends paid and sales of preferred securities.

For the year ended April 30, 2015, the tax character of distributions paid by the Fund was $828,122 of ordinary income dividends and $152,221 of long-term capital gains dividends. For the year ended April 30, 2014, the tax character of distributions paid by the Fund was $779,824 of ordinary income

22

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Continued)

April 30, 2015

dividends and $201,465 of long-term capital gains dividends. Distributions from net investment income and short-term capital gains were treated as ordinary income for federal income tax purposes.

As of April 30, 2015, components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Qualified Late-Year Losses
$ —	$—	$103,594	$281,928	$(61,888)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2015, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$32,932,330

Gross unrealized appreciation	$504,647
Gross unrealized depreciation	(222,719)

Net unrealized appreciation	$281,928

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2015, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2015. For the year ended April 30, 2015, the Fund had short term capital loss deferrals of $61,888.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2015 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2015, the Fund did not have any capital loss carryforwards.

6. Debt Investment Risk

Debt investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates. There is a risk that an issuer of a Fund’s debt investments may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high-yield/high-risk bonds, e.g., bonds with low credit ratings by Moody’s

23

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Concluded)

April 30, 2015

(Ba or lower) or Standard & Poor’s (BB and lower) or if unrated are of comparable quality as determined by the manager, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Debt investments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

24

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Estabrook Investment Grade Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Estabrook Investment Grade Fixed Income Fund (the “Fund”) at April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented July 23, 2010 (commencement of operations) through April 30, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 26, 2015

25

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2015, the Fund paid $828,122 of ordinary income dividends and $152,221 of long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 4.38% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 97.19%.

The Fund designates 100.00% of the ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act of 2004.

A total of 3.24% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2015. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2016.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

26

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 447-7443 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account.We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 447-7443.

28

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (888) 447-7443.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	38	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	38	None.

29

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	38	None.

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	38	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 Portfolio).

30

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	38	None.

1 Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

31

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.

JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.

DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.

Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

32

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Investment Adviser
Estabrook Capital Management LLC 900 Third Avenue, 10th Floor New York, NY 10022

Administrator and Fund Accounting Agent
BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, DE 19809

Transfer Agent and Dividend Disbursing Agent
BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581

Principal Underwriter
Foreside Funds Distributors LLC 400 Berwyn Park 899 Cassatt Road Berwyn, PA 19312

Custodian
The Bank of New York Mellon One Wall Street New York, NY 10286

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP Two Commerce Square, Suite 1700 2001 Market Street Philadelphia, PA 19103-7042

Legal Counsel
Pepper Hamilton LLP 3000 Two Logan Square 18th and Arch Streets Philadelphia, PA 19103

ESTABROOK INVESTMENT

GRADE FIXED INCOME

FUND

of

FundVantage Trust

Class I

ANNUAL REPORT

April 30, 2015

This report is submitted for the general information of the shareholders of the Estabrook Investment Grade Fixed Income Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Estabrook Investment Grade Fixed Income Fund.

Est001

GOTHAM FUNDS

of

FundVantage Trust

Gotham Absolute Return Fund

Gotham Absolute 500 Fund

Gotham Enhanced Return Fund

Gotham Neutral Fund

Institutional Class Shares

ANNUAL REPORT

April 30, 2015

This report is submitted for the general information of the shareholders of the Gotham Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Gotham Funds.

Annual Investment Adviser’s Report

April 30, 2015

(Unaudited)

Dear Shareholder,

Gotham Absolute Return Fund (GARIX), which targets a net exposure between 50%-60%, returned 2.44% for the year ended April 30, 2015 (please visit www.GothamFunds.com to view standardized prior quarter-end performance). Over this period, the HFRX Equity Hedge Index, an index of equity hedge funds, returned 5.09% and the S&P 500® Index was up 12.98%. Since inception (August 31, 2012) to April 30, 2015, the cumulative returns are 44.72% for GARIX, 19.09% for the HFRX Equity Hedge Index and 56.77% for the S&P 500 Index.

Gotham Enhanced Return Fund (GENIX), which targets a 100% net exposure, returned 7.25% for the year ended April 30, 2015. Over this period, the HFRX Equity Hedge Index returned 5.09% and the S&P 500 Index was up 12.98%. Since inception (May 31, 2013) to April 30, 2015, the cumulative returns are 38.74% for GENIX, 9.34% for the HFRX Equity Hedge Index and 32.96% for the S&P 500 Index.

Gotham Neutral Fund (GONIX), which seeks minimal correlation to the general stock market, returned -5.00% for the year ended April 30, 2015. Since inception (August 30, 2013) to April 30, 2015, the cumulative returns are 6.88%.

Gotham Absolute 500 Return Fund (GFIVX) was launched on July 31, 2014 and invests primarily in stocks from the S&P 500. Gotham Absolute 500 Return Fund (GFIVX) targets a net exposure between 40%-70% and returned 6.98% from inception (July 31, 2014) through April 30, 2015. Over this period, the HFRX Equity Hedge Index returned 5.20% and the S&P 500 Index was up 9.66%.

Each of these funds are long/short equity hedge funds available in the form of a mutual fund. Our process begins with a research effort that seeks to value all of the companies in the funds’ investment universe. For GARIX, GENIX and GONIX we select long and short stock portfolios from a diverse capitalization universe of U.S. stocks. GFIVX selects stocks primarily from the S&P 500. Our philosophy is simple. Although stock prices react to emotion over the short term, over the long term the market is very good at finding the fair value of stocks. Therefore, we believe that if we are good at valuing businesses (a share of stock represents a percentage ownership stake in a business), the market will agree with us...eventually.

For an individual stock, we believe the waiting period for the market to get it “right” is no more than 2 or 3 years in the vast majority of cases. For a group of stocks, we believe the average waiting period can often be much shorter. In other words, for us, there is a “true north” when it comes to the stock market. If we do a good job of analyzing and valuing companies, we believe the market will agree with us — even if it takes some time. This is crucial. No investment strategy, regardless of how good or logical, works all the time.

The important thing for us is to stick to our strategy even if it is not working over shorter time periods. We have well over 50 years of combined investment experience valuing and investing in publicly traded businesses. We know how to value businesses by using various measures of absolute and relative value. So, that’s how we invest. We buy companies that are at the biggest discount to our assessment of value and sell short those companies that are most expensive relative to our assessment of value. We do not plan to change this strategy or adopt other methodologies when short term stock prices do not reflect the values that we see.

Together with our investment team (led by Director of Research, Adam Barth), we follow a systematic process of researching and valuing companies, investing in our long and short portfolios and adjusting positions daily to take advantage of changing stock prices and fundamental information. Currently, GARIX, GENIX and GONIX hold over 300 stocks on the long side and short over 300 stocks on the short side. GFIVX holds over 200 stocks on each side. Our positions are not equally weighted. Generally, the cheaper a company appears to us, the larger allocation it receives on the long side. For the short side, the more expensive a company appears relative to our assessment of value, the larger short allocation it receives. We manage our risks by requiring substantial portfolio diversification, setting maximum limits for sector concentration and by maintaining overall gross and net exposures within carefully defined ranges.

Annual Investment Adviser’s Report (Continued)

April 30, 2015

(Unaudited)

Our long/short mutual funds offer three distinct ways to take advantage of Gotham’s investment process with varying degrees of general market exposure:

Fund	Targeted Exposure in Most Market Environments	Investment Objective
Gotham Absolute Return Fund (GARIX)	50% – 60% net long (e.g., 120% long – 60% short = 60% long)	Seeks long-term capital appreciation and to achieve positive returns during most annual periods in an efficient, risk-adjusted manner.
Gotham Absolute 500 Fund (GFIVX)*	40% – 70% net long (e.g., 142.5% long – 82.5% short = 60% long)	Seeks long-term capital appreciation and to achieve positive returns during most annual periods in an efficient, risk-adjusted manner.
Gotham Enhanced Return Fund (GENIX)	100% net long (e.g., 170% long – 70% short = 100% long)	Seeks long-term capital appreciation greater than that of the S&P 500® Index over a full market cycle
Gotham Neutral Fund (GONIX)	Market Neutral	Seeks long-term capital appreciation with minimal correlation to the general stock market

*Invests primarily in stocks from the S&P 500.

(Please see www.GothamFunds.com for more information on Gotham’s Funds.)

Our hope for all of our funds is to achieve attractive returns from our long selections and also add value from our long/short spread. We believe that our long/short spread returns will be largely uncorrelated with the market’s returns in many market environments. Since, in our opinion, most of our shorts are high priced, with many eating through cash or achieving poor returns on capital, we expect that our long/short spreads will be particularly robust during poor market periods. This, we hope, will significantly help our spreads and add to overall returns in down markets.

Thank you for your investment in the Gotham Funds.

Sincerely,

Joel Greenblatt and Robert Goldstein

Managing Principals & Co-Chief Investment Officers of Gotham Asset Management, LLC

Annual Investment Adviser’s Report (Concluded)

April 30, 2015

(Unaudited)

This letter is intended to assist shareholders in understanding how the Gotham Funds described herein performed during the period ended April 30, 2015 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Gotham Funds or the markets. This letter may contain certain information that constitutes “forward-looking statements,” which can be identified by the use of forward-looking terminology such as “may,” “expect,” “will,” “hope,” “target,” “believe,” and/or comparable terminology. No assurance, representation, or warranty is made by any person that any of Gotham aims, assumptions, expectations, views objectives, and/or goals will be achieved.

The HFRX Equity Hedge (Total) Index is a fund-weighted index of select hedge funds focusing on strategies consisting of primarily long equities hedged with short sales of stocks. Performance reflects underlying fund management fees, incentive fees, dividends and other distributions. The S&P 500 Index is a commonly followed equity index and is generally considered a barometer of the U.S. equity market. Returns for the S&P 500 Index include the reinvestment of income and do not include transaction fees, management fees or any other costs. The performance and volatility of the Gotham Funds will be different than those of the indexes. It is not possible to invest directly in the indexes.

Mutual fund investing involves risks, including possible loss of principal. Short sales by a fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. The funds will use leverage to make additional investments which could result in greater losses than if the funds were not leveraged. An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available on our website www.GothamFunds.com or by calling 877-974-6852. The prospectus should be read carefully before investing.

Gotham Funds, which are registered with the United States Securities and Exchange Commission pursuant to the Investment Company Act of 1940, are distributed by Foreside Funds Distributors LLC (“Foreside”). Gotham Asset Management, LLC is the investment advisor to the Funds and is not affiliated with Foreside.

GOTHAM FUNDS

Gotham Absolute Return Fund

Annual Report

Performance Data

April 30, 2015

(Unaudited)

Comparison of Change in Value of $250,000 Investment in Gotham Absolute Return Fund Institutional Class Shares

vs Hedge Fund Research Inc. (HFRX) Equity Hedge Index

Average Annual Total Returns for the Periods Ended April 30, 2015
	1 Year	Since Inception*
Institutional Class Shares	2.44%	14.89%
HFRX Equity Hedge Index	5.09%	6.77%**

*	The Gotham Absolute Return Fund (the “Fund”) commenced operations on August 31, 2012.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

The Fund’s Institutional Class shares applies a 1.00% fee to the value of shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated October 1, 2014, are 2.96% and 2.98%, respectively, for Institutional Class Shares, of the Fund’s average daily net assets. This rate may fluctuate and may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding dividend and interest expense on securities sold short, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 2.25% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2017, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

The Fund intends to evaluate performance as compared to that of the Hedge Fund Research Inc. (HFRX) Equity Hedge Index. The Index is engineered to achieve representative performance of a larger universe of funds employing Equity Hedge strategies. Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short. It is impossible to invest directly in an index.

GOTHAM FUNDS

Gotham Absolute Return Fund

Annual Report

Performance Data

April 30, 2015

(Unaudited)

Mutual fund investing involves risks, including possible loss of principal. The Fund seeks to achieve long-term capital appreciation and to achieve positive returns during most annual periods in an efficient, risk-adjusted manner. The Fund will short securities. Short sales theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. The Fund will also use leverage to make additional investments which could result in greater losses than if the fund were not leveraged. The securities issued by small-cap and mid-cap companies tend to be more volatile and less liquid than those of large-cap issuers. The Fund may have a high turnover of its portfolio securities, resulting in higher brokerage costs, which reduce the Fund’s returns. High turnover also may result in net taxable gain to shareholders, although the Adviser generally seeks to minimize and offset short-term capital gains. There can be no guarantee that the Fund will achieve its objectives.

GOTHAM FUNDS

Gotham Absolute 500 Fund

Annual Report

Performance Data

April 30, 2015

(Unaudited)

Comparison of Change in Value of $250,000 Investment in Gotham Absolute 500 Fund Institutional Class Shares

vs Hedge Fund Research Inc. (HFRX) Equity Hedge Index

Total Returns for the Period Ended April 30, 2015
Since Inception
Institutional Class Shares	6.98%*
HFRX Equity Hedge Index	5.20%**

*	The Gotham Absolute 500 Fund (the “Fund”) commenced operations on July 31, 2014.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

The Fund’s Institutional Class shares applies a 1.00% fee to the value of shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated October 1, 2014, are 3.56% and 3.55%, respectively, for Institutional Class Shares, of the Fund’s average daily net assets. This rate may fluctuate and may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding dividend and interest expense on securities sold short, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 2.25% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2017, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

The Fund intends to evaluate performance as compared to that of the Hedge Fund Research Inc. (HFRX) Equity Hedge Index. The Index is engineered to achieve representative performance of a larger universe of funds employing Equity Hedge strategies. Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short. It is impossible to invest directly in an index.

GOTHAM FUNDS

Gotham Absolute 500 Fund

Annual Report

Performance Data

April 30, 2015

(Unaudited)

Mutual fund investing involves risks, including possible loss of principal. The Fund seeks to achieve long-term capital appreciation and to achieve positive returns during most annual periods in an efficient, risk-adjusted manner. The Fund will short securities. Short sales theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. The Fund will also use leverage to make additional investments which could result in greater losses than if the fund were not leveraged. The Fund may have a high turnover of its portfolio securities, resulting in higher brokerage costs, which reduce the Fund’s returns. High turnover also may result in net taxable gain to shareholders, although the Adviser generally seeks to minimize and offset short-term capital gains. There can be no guarantee that the Fund will achieve its objectives.

GOTHAM FUNDS

Gotham Enhanced Return Fund

Annual Report

Performance Data

April 30, 2015

(Unaudited)

Comparison of Change in Value of $250,000 Investment in Gotham Enhance Return Fund Institutional Class Shares

vs the Standard & Poors 500® Total Return Index (“S&P 500® Total Return Index”)

Average Annual Total Returns for the Periods Ended April 30, 2015
	1 Year	Since Inception
Institutional Class Shares	7.34%	18.70%*
S&P 500® Total Return Index	12.98%	16.02%**

*	The Gotham Enhanced Return Fund (the “Fund”) commenced operations on May 31, 2013.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

The Fund’s Institutional Class shares applies a 1.00% fee to the value of shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross expenses, as stated in the current prospectus dated October 1, 2014, is 3.54%, for Institutional Class Shares, of the Fund’s average daily net assets. This rate may fluctuate and may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding dividend and interest expense on securities sold short, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 2.25% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2017, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500® Total Return Index (“S&P 500® Total Return Index”). The S&P 500® Total Return Index is a market capitalization weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. It’s returns reflect reinvested dividends. This index is unmanaged and investors cannot invest directly in this index.

Mutual fund investing involves risks, including possible loss of principal. The Fund seeks long-term capital appreciation. The Fund will short securities. Short sales theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. The Fund will also use leverage to make additional investments which could result in greater losses than if the fund were not leveraged. The securities issued by small-cap and mid-cap companies tend to be more volatile and less liquid than those of large-cap issuers. The Fund may have a high turnover of its portfolio securities, resulting in higher brokerage costs, which reduce the Fund’s returns. High turnover also may result in net taxable gain to shareholders, although the Adviser generally seeks to minimize and offset short-term capital gains. There can be no guarantee that the Fund will achieve its objectives.

GOTHAM FUNDS

Gotham Neutral Fund

Annual Report

Performance Data

April 30, 2015

(Unaudited)

Comparison of Change in Value of $250,000 Investment in Gotham Neutral Fund Institutional Class Shares

vs BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

Average Annual Total Returns for the Periods Ended April 30, 2015
	1 Year	Since Inception*
Institutional Class Shares	-5.00%	4.08%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.02%	0.04%**

*	The Gotham Neutral Fund (the “Fund”) commenced operations on August 30, 2013.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

The Fund’s Institutional Class shares applies a 1.00% fee to the value of shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated October 1, 2014, are 3.57% and 3.43%, respectively, for Institutional Class Shares, of the Fund’s average daily net assets. This rate may fluctuate and may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding dividend and interest expense on securities sold short, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 2.25% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2017, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

The Fund intends to evaluate performance as compared to that of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The Index is an index comprised of a single Treasury bill issue purchased at the beginning of the month and held for a full month, then sold and rolled into a newly selected Treasury bill issue. It is impossible to invest directly in an index.

GOTHAM FUNDS

Gotham Neutral Fund

Annual Report

Performance Data

April 30, 2015

(Unaudited)

Mutual fund investing involves risks, including possible loss of principal. The Fund seeks to achieve long-term capital appreciation with minimal correlation to the general stock market. The Fund will short securities. Short sales theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. The Fund will also use leverage to make additional investments which could result in greater losses than if the fund were not leveraged. The securities issued by small-cap and mid-cap companies tend to be more volatile and less liquid than those of large-cap issuers. The Fund may have a high turnover of its portfolio securities, resulting in higher brokerage costs, which reduce the Fund’s returns. High turnover also may result in net taxable gain to shareholders, although the Adviser generally seeks to minimize and offset short-term capital gains. There can be no guarantee that the Fund will achieve its objectives.

GOTHAM FUNDS

Fund Expense Disclosure

April 30, 2015

(Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2014, and held for the entire period through April 30, 2015.

Actual Expenses

The first line for each Fund in the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Gotham Funds - Institutional Class
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Annualized Expense Ratio*	Expenses Paid During Period*
Gotham Absolute Return Fund
Actual	$1,000.00	$993.40	2.79%	$13.77
Hypothetical (5% return before expenses)	1,000.00	1,010.98	2.79%	13.89

Gotham Absolute 500 Fund
Actual	$1,000.00	$1,026.70	4.09%	$20.56
Hypothetical (5% return before expenses)	1,000.00	1,004.51	4.09%	20.33

Gotham Enhanced Fund
Actual	$1,000.00	$1,002.90	3.20%	$15.89
Hypothetical (5% return before expenses)	1,000.00	1,008.93	3.20%	15.94

Gotham Neutral Fund
Actual	$1,000.00	$950.00	3.19%	$15.42
Hypothetical (5% return before expenses)	1,000.00	1,008.98	3.19%	15.89

GOTHAM FUNDS

Fund Expense Disclosure (Concluded)

April 30, 2015

(Unaudited)

*

Expenses are equal to a Fund’s annualized expense ratio, in the table above, which include waived fees or reimbursement expenses for the six-month period ended April 30, 2015, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. A Fund’s ending account value on the first line is based on the actual six month returns for the Institutional Class Shares of (0.66)% for the Gotham Absolute Return Fund, 2.67% for the Gotham Absolute 500 Fund, 0.29% for the Gotham Enhanced Return Fund and (5.00)% for the Gotham Neutral Fund. These amounts include dividends paid on securities which the Funds have sold short (“short-sale dividends”) and related interest expense. The annualized amount of short-sale dividends and related interest expense was 0.65% of average net assets for the Gotham Absolute Return Fund, 1.88% for Gotham Absolute 500 Fund, 1.06% for the Gotham Enhanced Return Fund and 1.02% for the Gotham Neutral Fund for the six-month period ended April 30, 2015.

GOTHAM FUNDS

Portfolio Holdings Summary Tables

April 30, 2015

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

Gotham Absolute Return Fund

	% of Net Assets	Value
LONG POSITIONS:
Common Stocks:
Capital Goods	23.2%	$848,474,391
Retailing	13.9	507,269,001
Technology Hardware & Equipment	12.1	441,122,021
Software & Services	11.1	405,129,243
Pharmaceuticals, Biotechnology & Life Sciences	9.1	331,491,237
Food, Beverage & Tobacco	9.0	331,051,039
Semiconductors & Semiconductor Equipment	7.3	267,783,458
Consumer Durables & Apparel	5.4	196,763,166
Automobiles & Components	4.9	181,391,889
Health Care Equipment & Services	4.8	174,306,396
Media	3.4	123,262,720
Commercial & Professional Services	3.3	122,691,004
Consumer Services	3.0	108,645,657
Transportation	2.9	107,548,080
Household & Personal Products	2.8	103,940,114
Telecommunications Services	2.3	83,033,433
Food & Staples Retailing	2.0	74,569,319
Real Estate	0.0	6

	% of Net Assets	Value
SHORT POSITIONS:
Common Stocks:
Household & Personal Products	(0.0)%	$(505,190)
Food & Staples Retailing	(0.5)	(19,126,604)
Automobile & Components	(0.6)	(22,700,369)
Media	(1.2)	(42,684,587)
Telecommunications Services	(1.5)	(54,181,208)
Commercial & Professional Services	(1.8)	(66,126,538)
Pharmaceuticals, Biotechnology & Life Sciences	(2.7)	(97,106,961)
Food, Beverage & Tobacco	(3.0)	(111,134,153)
Semiconductors & Semiconductor Equipment	(3.4)	(122,901,866)
Transportation	(3.7)	(136,815,321)
Consumer Services	(3.9)	(142,749,382)
Retailing	(4.2)	(153,879,403)
Technology Hardware & Equipment	(4.5)	(162,602,316)
Consumer Durables & Apparel	(4.5)	(163,509,223)
Capital Goods	(6.9)	(253,469,666)
Health Care Equipment & Services	(8.1)	(297,265,027)
Software & Services	(9.4)	(343,916,222)
Other Assets in Excess of Liabilities	39.4	1,439,964,786

NET ASSETS	100.0%	$3,657,762,924

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Portfolio Holdings Summary Tables

April 30, 2015

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

Gotham Absolute 500 Fund

	% of Net Assets	Value
LONG POSITIONS:
Common Stocks:
Technology Hardware & Equipment	17.1%	$1,813,284
Retailing	15.8	1,670,003
Diversified Financials	13.1	1,388,671
Capital Goods	10.6	1,120,387
Materials	9.3	985,305
Health Care Equipment & Services	8.0	847,361
Software & Services	8.0	841,787
Food, Beverage & Tobacco	7.9	841,679
Energy	7.9	837,057
Insurance	7.1	748,319
Media	6.0	639,776
Food & Staples Retailing	5.5	578,329
Semiconductors & Semiconductor Equipment	4.7	493,457
Banks	4.2	441,351
Consumer Durables & Apparel	4.1	435,831
Automobiles & Components	3.6	379,976
Transportation	2.9	311,243
Pharmaceuticals, Biotechnology & Life Sciences	2.9	310,951
Telecommunication Services	2.6	280,469
Commercial & Professional Services	0.5	56,964
Household & Personal Products	0.5	48,122
Consumer Services	0.4	38,749
Utilities	0.3	27,068
Real Estate	0.0	127

	% of Net Assets	Value
SHORT POSITIONS:
Common Stocks:
Media	(0.1)%	$(10,256)
Banks	(0.2)	(18,823)
Food & Staples Retailing	(0.7)	(76,457)
Capital Goods	(1.0)	(101,970)
Commercial & Professional Services	(1.0)	(107,476)
Automobiles & Components	(1.2)	(126,249)
Transportation	(1.2)	(129,267)
Technology Hardware & Equipment	(1.3)	(135,093)
Telecommunication Services	(1.4)	(145,522)
Diversified Financials	(1.7)	(177,716)
Insurance	(2.0)	(206,939)
Consumer Durables & Apparel	(2.1)	(219,341)
Semiconductors & Semiconductor Equipment	(2.1)	(223,686)
Consumer Services	(2.4)	(257,835)
Food, Beverage & Tobacco	(2.7)	(286,839)
Health Care Equipment & Services	(4.9)	(518,717)
Real Estate	(5.2)	(546,748)
Utilities	(5.5)	(585,892)
Retailing	(6.4)	(673,932)
Materials	(6.8)	(720,153)
Pharmaceuticals, Biotechnology & Life Sciences	(7.0)	(746,582)
Software & Services	(7.5)	(796,385)
Energy	(17.9)	(1,898,452)
Other Assets in Excess of Liabilities	39.3	4,157,296

NET ASSETS	100.0%	$10,583,232

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Portfolio Holdings Summary Tables

April 30, 2015

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

Gotham Enhanced Return Fund

	% of Net Assets	Value
LONG POSITIONS:
Common Stocks
Capital Goods	32.6%	$508,198,801
Retailing	19.4	302,579,173
Technology Hardware & Equipment	17.1	266,072,166
Software & Services	16.6	258,956,217
Food, Beverage & Tobacco	13.8	215,773,475
Pharmaceuticals, Biotechnology & Life Sciences	12.3	191,205,572
Semiconductors & Semiconductor Equipment	10.1	157,034,643
Health Care Equipment & Services	8.1	126,814,943
Consumer Durables & Apparel	8.1	125,689,742
Automobiles & Components	7.7	120,549,018
Commercial & Professional Services	5.8	91,213,208
Media	4.9	75,649,488
Transportation	4.1	63,477,341
Consumer Services	4.0	61,977,289
Household & Personal Products	3.4	53,650,355
Telecommunication Services	3.1	48,142,770
Food & Staples Retailing	2.6	39,904,082

	% of Net Assets	Value
SHORT POSITIONS:
Common Stocks
Household & Personal Products	(0.0)%	$(379,621)
Food & Staples Retailing	(0.7)	(10,394,167)
Automobile & Components	(0.9)	(14,186,745)
Media	(1.4)	(21,686,468)
Telecommunications Services	(1.7)	(26,643,791)
Commercial & Professional Services	(2.1)	(32,161,647)
Pharmaceuticals, Biotechnology & Life Sciences	(2.7)	(41,257,874)
Food, Beverage & Tobacco	(3.8)	(59,878,526)
Semiconductors & Semiconductor Equipment	(4.0)	(62,422,187)
Transportation	(4.6)	(72,037,336)
Consumer Services	(5.0)	(78,034,802)
Retailing	(5.3)	(82,261,152)
Technology Hardware & Equipment	(5.7)	(88,188,783)
Consumer Durables & Apparel	(5.7)	(88,609,773)
Capital Goods	(8.7)	(135,715,003)
Health Care Equipment & Services	(9.9)	(154,026,027)
Software & Services	(11.5)	(179,748,446)
Exchange Traded Funds	(0.8)	(13,058,565)
Other Assets in Excess of Liabilities	0.8	11,880,942

NET ASSETS	100.0%	$1,558,078,312

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Portfolio Holdings Summary Tables

April 30, 2015

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

Gotham Neutral Fund

	% of Net Assets	Value
LONG POSITIONS:
Common Stocks:
Capital Goods	22.9%	$213,609,024
Retailing	14.6	136,120,165
Technology Hardware & Equipment	12.7	118,342,034
Software & Services	11.0	102,285,891
Food, Beverage & Tobacco	9.2	86,002,162
Pharmaceuticals, Biotechnology & Life Sciences	8.5	79,020,068
Semiconductors & Semiconductor Equipment	6.1	57,278,664
Health Care Equipment & Services	5.4	50,245,893
Consumer Durables & Apparel	5.2	48,837,917
Automobiles & Components	4.6	43,210,272
Media	3.9	36,030,936
Commercial & Professional Services	3.9	35,841,412
Transportation	3.2	29,614,854
Telecommunication Services	2.9	27,190,730
Consumer Services	2.7	25,325,032
Food & Staples Retailing	2.4	22,589,555
Household & Personal Products	2.3	21,555,720

	% of Net Assets	Value
SHORT POSITIONS:
Common Stocks:
Household & Personal Products	(0.0)%	$(283,175)
Food & Staples Retailing	(0.7)	(6,901,112)
Media	(1.6)	(14,740,002)
Automobiles & Components	(1.9)	(17,844,858)
Telecommunication Services	(2.1)	(19,278,076)
Pharmaceuticals, Biotechnology & Life Sciences	(2.6)	(24,412,438)
Commercial & Professional Services	(2.8)	(25,809,931)
Food, Beverage & Tobacco	(4.4)	(40,947,110)
Semiconductors & Semiconductor Equipment	(5.8)	(54,245,703)
Consumer Services	(6.1)	(56,530,730)
Transportation	(6.3)	(59,092,016)
Consumer Durables & Apparel	(7.0)	(65,029,770)
Technology Hardware & Equipment	(7.0)	(65,536,215)
Retailing	(7.4)	(69,102,618)
Capital Goods	(11.4)	(105,993,907)
Health Care Equipment & Services	(12.1)	(112,411,286)
Software & Services	(16.6)	(155,025,808)
Other Assets in Excess of Liabilities	74.3	692,518,827
NET ASSETS	100.0%	$932,434,401

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments

April 30, 2015

	Number of Shares	Value
LONG POSITIONS - 120.5%
COMMON STOCKS — 120.5%
Automobiles & Components — 4.9%
Allison Transmission Holdings, Inc.†	627,111	$19,239,765
American Axle & Manufacturing Holdings, Inc.†*	1,010,509	25,191,989
Cooper Tire & Rubber Co.†	59,720	2,537,503
Dana Holding Corp.†	1,021,754	22,039,234
Gentex Corp.(a)	98,751	1,713,330
Goodyear Tire & Rubber Co. (The)†	964,688	27,363,375
Harley-Davidson, Inc.†(a)	279,625	15,717,721
Johnson Controls, Inc.†	589,754	29,711,807
Magna International, Inc. (Canada)	341,716	17,232,738
Standard Motor Products, Inc.†	25,010	945,378
Thor Industries, Inc.†(a)	140,984	8,483,007
Tower International, Inc.†*	92,947	2,403,609
TRW Automotive Holdings Corp.†*	83,880	8,812,433

		181,391,889

Capital Goods — 23.2%
3M Co.†	78,258	12,238,769
AAON, Inc.†	53,733	1,287,980
Actuant Corp., Class A†	200,349	4,772,313
Aegion Corp.†*	186,188	3,429,583
American Woodmark Corp.*	199	10,089
AZZ, Inc.†(a)	103,344	4,794,128
Barnes Group, Inc.†	234,492	9,403,129
Blount International, Inc.†*	379,790	5,036,015
Caterpillar, Inc.†	220,302	19,139,838
Chart Industries, Inc.†*	531,424	21,549,243
Chicago Bridge & Iron Co. NV (Netherlands)(a)	354,626	16,897,929
CIRCOR International, Inc.(a)	140,283	7,665,063
Crane Co.†	453,260	27,698,719
Cubic Corp.†	86,836	4,305,329
Cummins, Inc.	76,377	10,559,884
Curtiss-Wright Corp.†	230,115	16,812,202
Danaher Corp.	15,091	1,235,651
Dover Corp.†(a)	104,260	7,894,567
Eaton Corp. PLC (Ireland)†	112,575	7,737,280
EMCOR Group, Inc.†	328,711	14,670,372
Emerson Electric Co.†	240,992	14,177,559
ESCO Technologies, Inc.†	14,996	550,353
Fastenal Co.(a)	281,283	11,988,281
Federal Signal Corp.†	331,270	5,207,564
Flowserve Corp.†	554,970	32,482,394
Fluor Corp.†	108,862	6,546,961
Generac Holdings, Inc.*	9,096	379,212
General Cable Corp.(a)	300,504	4,901,220

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
General Dynamics Corp.†	201,202	$27,629,059
GrafTech International Ltd.*	76,903	372,211
Griffon Corp.	34,693	583,189
Huntington Ingalls Industries, Inc.†	220,599	29,028,622
Hyster-Yale Materials Handling, Inc.†	42,257	3,099,128
II-VI, Inc.†*	22,720	404,189
Illinois Tool Works, Inc.†(a)	182,296	17,059,260
ITT Corp.†	236,203	9,365,449
Jacobs Engineering Group, Inc.(a)*	303,573	13,011,139
John Bean Technologies Corp.	2,976	114,844
Kaman Corp.†(a)	95,964	4,002,658
Kennametal, Inc.†	737,068	26,099,578
Keysight Technologies, Inc.†*	391,952	13,114,714
L-3 Communications Holdings, Inc.†	100,866	11,590,512
Lincoln Electric Holdings, Inc.†	312,851	20,917,218
Lindsay Corp.(a)	49,429	3,914,283
Lockheed Martin Corp.†	34,698	6,474,647
Manitowoc Co., Inc. (The)(a)	516,106	10,182,771
Masco Corp.(a)	650,070	17,220,354
Meritor, Inc.(a)*	1,457,801	19,126,349
Moog, Inc., Class A†*	170,875	11,940,745
MSA Safety, Inc.†	152,226	6,962,817
Mueller Industries, Inc.(a)	36,655	1,284,391
Mueller Water Products, Inc., Class A	261,321	2,445,965
Orbital ATK, Inc.†	360,918	26,404,761
Owens Corning	25,730	994,722
PACCAR, Inc.(a)	327,705	21,415,522
Parker-Hannifin Corp.†	156,059	18,627,202
Precision Castparts Corp.†	16,081	3,323,782
RBC Bearings, Inc.†	47,121	3,439,362
Regal Beloit Corp.(a)	43,086	3,369,325
Rexnord Corp.†(a)*	650,089	17,220,858
Rockwell Automation, Inc.(a)	248,523	29,474,828
Simpson Manufacturing Co., Inc.(a)	35,213	1,154,282
Snap-on, Inc.	53,050	7,933,628
Spirit AeroSystems Holdings, Inc., Class A†*	300,429	15,288,832
SPX Corp.†	243,518	18,750,886
Stanley Black & Decker, Inc.†	238,980	23,587,326
Sun Hydraulics Corp.†(a)	74,882	2,913,659
Tennant Co.	207	13,308
Terex Corp.†(a)	1,038,710	28,522,977
Textron, Inc.	164,341	7,227,717
Thermon Group Holdings, Inc.*	42,483	988,579

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

April 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Timken Co. (The)†(a)	300,204	$11,795,015
TransDigm Group, Inc.(a)	11,259	2,388,372
Trex Co., Inc.*	8,088	379,489
TriMas Corp.†*	108,104	3,045,290
United Technologies Corp.†(a)	171,752	19,536,790
USG Corp.(a)*	59,653	1,583,191
Wabash National Corp.(a)*	1,017,756	14,268,939
Wabtec Corp.(a)	23,777	2,236,227
Watts Water Technologies, Inc., Class A†	144,775	7,897,476
WESCO International, Inc.(a)*	351,765	25,376,327

		848,474,391

Commercial & Professional Services — 3.3%
ACCO Brands Corp.†*	1,134,598	8,929,286
Cintas Corp.†(a)	189,419	15,144,049
Copart, Inc.*	4,078	145,054
Corporate Executive Board Co. (The)	1,632	136,811
Deluxe Corp.†	31,581	2,044,870
Dun & Bradstreet Corp. (The)†	18,417	2,351,298
Exponent, Inc.†	15,197	1,346,606
FTI Consulting, Inc.†(a)*	114,108	4,690,980
G&K Services, Inc., Class A	1,382	97,569
Healthcare Services Group, Inc.(a)	19,300	584,211
INC Research Holdings, Inc., Class A*	11,845	397,281
Korn/Ferry International†	95,355	3,006,543
Manpowergroup, Inc.†	56,927	4,857,581
Multi-Color Corp.†(a)	72,403	4,545,460
On Assignment, Inc.*	11,167	375,770
Pitney Bowes, Inc.†	832,112	18,614,345
Ritchie Bros Auctioneers, Inc. (Canada)	263,650	6,667,708
Robert Half International, Inc.†	106,641	5,913,243
RPX Corp.*	27,374	425,939
ServiceMaster Global Holdings, Inc.†*	72,148	2,493,435
Towers Watson & Co., Class A†	139,689	17,727,233
UniFirst Corp.†	47,850	5,418,056
Waste Management, Inc.(a)	173,591	8,597,962
West Corp.†(a)	264,288	8,179,714

		122,691,004

Consumer Durables & Apparel — 5.4%
Brunswick Corp.†	31,220	1,562,249
Carter’s, Inc.†	180,953	18,069,967

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — (Continued)
Coach, Inc.(a)	34,526	$1,319,238
Deckers Outdoor Corp.†(a)*	226,935	16,793,190
Ethan Allen Interiors, Inc.†	19,326	468,076
Fossil Group, Inc.†*	278,321	23,373,398
Garmin Ltd. (Switzerland)	593,953	26,840,736
Harman International Industries, Inc.†	57,693	7,522,013
Helen Of Troy Ltd. (Bemuda)*	11,931	1,045,275
Iconix Brand Group, Inc.†(a)*	320,738	8,438,617
lululemon athletica, Inc.(a)*	4,985	317,245
Michael Kors Holdings Ltd. (British Virgin Islands)*	373,580	23,109,659
PVH Corp.†	72,331	7,475,409
Ralph Lauren Corp.	24,644	3,287,756
Tupperware Brands Corp.(a)	181,262	12,119,177
Universal Electronics, Inc.†*	57,577	3,105,703
Vera Bradley, Inc.(a)*	380,640	5,420,314
VF Corp.†(a)	218,551	15,829,649
Wolverine World Wide, Inc.(a)	672,486	20,665,495

		196,763,166

Consumer Services — 3.0%
American Public Education, Inc.†*	61,932	1,727,283
Apollo Education Group, Inc.(a)*	52,344	878,594
Boyd Gaming Corp.(a)*	814,676	10,753,723
Capella Education Co.†	57,653	3,114,992
Cracker Barrel Old Country Store, Inc.(a)	46,376	6,143,892
DeVry Education Group, Inc.†	436,858	13,210,586
DineEquity, Inc.†	75,739	7,303,512
Graham Holdings Co., Class B(a)	1,061	1,085,329
Hillenbrand, Inc.†	89,293	2,624,321
Hyatt Hotels Corp.†(a)*	253,646	14,724,150
Interval Leisure Group, Inc.†(a)	209,668	5,197,670
Jack in the Box, Inc.†	88,079	7,642,615
Marriott International, Inc., Class A	3,646	291,862
Service Corp. International†(a)	437,947	12,122,373
Speedway Motorsports, Inc.	21,909	501,716
Strayer Education, Inc.(a)*	16,210	822,171
Wyndham Worldwide Corp.†	240,057	20,500,868

		108,645,657

Food & Staples Retailing — 2.0%
CVS Health Corp.†	88,728	8,809,803
Fresh Market, Inc. (The)(a)*	153,454	5,392,374
Ingles Markets, Inc., Class A	6,109	255,723
Kroger Co. (The)	41,337	2,848,533

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

April 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Food & Staples Retailing — (Continued)
Rite Aid Corp.†*	1,118,220	$8,621,476
SpartanNash Co.	40,853	1,232,535
SUPERVALU, Inc.†*	2,185,088	19,206,924
Wal-Mart Stores, Inc.†	350,839	27,382,984
Weis Markets, Inc.(a)	18,466	818,967

		74,569,319

Food, Beverage & Tobacco — 9.0%
Altria Group, Inc.†	518,983	25,975,099
Archer-Daniels-Midland Co.†	162,665	7,951,065
B&G Foods, Inc.(a)	45,229	1,374,962
Bunge, Ltd. (Bermuda)†	70,723	6,108,346
Coca-Cola Co. (The)†	207,659	8,422,649
Coca-Cola Enterprises, Inc.†	246,488	10,946,532
ConAgra Foods, Inc.†(a)	794,302	28,714,017
Dr Pepper Snapple Group, Inc.†	242,380	18,076,700
Flowers Foods, Inc.†(a)	668,007	14,923,276
Hormel Foods Corp.†	90,926	4,941,828
Ingredion, Inc.†	90,549	7,189,591
Kellogg Co.†(a)	411,602	26,066,755
Keurig Green Mountain, Inc.†	31,104	3,619,572
Lancaster Colony Corp.†	28,931	2,593,953
Lorillard, Inc.†	229,304	16,019,177
McCormick & Co., Inc., non-voting shares†	66,857	5,034,332
Mead Johnson Nutrition Co.	6,483	621,849
Molson Coors Brewing Co., Class B	98,736	7,258,083
Monster Beverage Corp.†*	55,852	7,657,868
National Beverage Corp.*	35,315	789,290
PepsiCo, Inc.†	208,047	19,789,431
Philip Morris International, Inc.†	256,255	21,389,605
Pilgrim’s Pride Corp.(a)	1,662,700	41,068,690
Reynolds American, Inc.	18,998	1,392,553
Sanderson Farms, Inc.(a)	409,398	30,753,978
Vector Group, Ltd.(a)	558,548	12,371,838

		331,051,039

Health Care Equipment & Services — 4.8%
Abiomed, Inc.(a)*	6,851	433,120
Air Methods Corp.(a)*	15,832	723,522
Amedisys, Inc.*	34,540	960,557
Anika Therapeutics, Inc.†(a)*	99,382	3,390,914
Becton Dickinson and Co.	988	139,180
Cardinal Health, Inc.†	61,075	5,151,066
Chemed Corp.(a)	19,951	2,299,353

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
Computer Programs & Systems, Inc.(a)	20,948	$1,096,209
Cyberonics, Inc.(a)*	71,456	4,352,385
DENTSPLY International, Inc.†	606,562	30,934,662
Edwards Lifesciences Corp.†*	102,954	13,039,124
Express Scripts Holding Co.†*	80,486	6,953,990
Globus Medical, Inc., Class A†(a)*	129,814	3,101,256
Greatbatch, Inc.†*	121,147	6,532,246
Halyard Health, Inc.(a)*	160,508	7,781,428
ICU Medical, Inc.†*	58,517	4,937,079
Kindred Healthcare, Inc.(a)	760,681	17,457,629
Laboratory Corp. of America
Holdings†*	29,762	3,558,345
Meridian Bioscience, Inc.	104,070	1,844,120
Natus Medical, Inc.†*	177,982	6,711,701
Omnicare, Inc.(a)	75,755	6,664,925
Quality Systems, Inc.†(a)	432,435	6,743,824
Quest Diagnostics, Inc.†	140,939	10,065,863
St Jude Medical, Inc.†	105,295	7,375,915
Teleflex, Inc.(a)	91,741	11,280,473
Universal Health Services, Inc., Class B†	11,206	1,310,542
Varian Medical Systems, Inc.*	106,550	9,466,968

		174,306,396

Household & Personal Products — 2.8%
Avon Products, Inc.†	1,335,522	10,911,215
Church & Dwight Co., Inc.	59,942	4,865,492
Clorox Co. (The)†	119,947	12,726,377
Colgate-Palmolive Co.	4,145	278,876
Energizer Holdings, Inc.†	173,341	23,681,847
Estee Lauder Cos., Inc. (The), Class A	58,443	4,750,831
Inter Parfums, Inc.	35,875	1,082,708
Kimberly-Clark Corp.†	18,886	2,071,605
Procter & Gamble Co. (The)†	270,863	21,536,317
Revlon, Inc., Class A*	52,659	2,059,494
Spectrum Brands Holdings, Inc.†(a)	218,477	19,975,352

		103,940,114

Media — 3.4%
Clear Channel Outdoor Holdings, Inc., Class A†	3,732	42,470
Comcast Corp., Class A	89,504	5,169,751
Cumulus Media, Inc., Class A*	81,590	186,025

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

April 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Media — (Continued)
Discovery Communications, Inc., Class A*	152,075	$4,921,147
Gannett Co., Inc.†	299,986	10,295,520
Interpublic Group of Cos, Inc. (The)†	1,082,302	22,555,174
John Wiley & Sons, Inc., Class A	72	4,095
Loral Space & Communications, Inc.†*	54,323	3,748,287
Meredith Corp.	12,973	675,115
National CineMedia, Inc.	105,456	1,607,149
New York Times Co. (The), Class A(a)	595,052	7,967,746
Nexstar Broadcasting Group, Inc., Class A(a)	240,752	14,074,362
Omnicom Group, Inc.†(a)	149,876	11,354,606
Scholastic Corp.	20,007	813,084
Scripps Networks Interactive, Inc., Class A(a)	26,268	1,835,082
Sinclair Broadcast Group, Inc., Class A(a)	249,153	7,634,048
Time Warner, Inc.	77,945	6,579,337
Time, Inc.(a)	402,821	9,196,403
Tribune Media Co., Class A†	260,448	14,603,319

		123,262,720

Pharmaceuticals, Biotechnology & Life Sciences — 9.1%
AbbVie, Inc.(a)	67,121	4,340,044
Amgen, Inc.†	213,203	33,666,886
Bio-Rad Laboratories, Inc.†*	119,719	16,096,220
Bruker Corp.†*	108,331	2,053,956
Depomed, Inc.†(a)*	868,905	20,210,730
Gilead Sciences, Inc.†*	391,878	39,387,658
Johnson & Johnson†	306,564	30,411,149
Lannett Co., Inc.(a)*	687,333	39,521,648
Medivation, Inc.(a)*	49,838	6,017,440
NewLink Genetics Corp.(a)*	569,198	25,386,231
PAREXEL International Corp.†*	507,141	32,241,489
PDL BioPharma, Inc.(a)	2,046,108	13,647,540
Pfizer, Inc.†	837,498	28,416,307
Prestige Brands Holdings, Inc.*	211	8,282
Quintiles Transnational Holdings, Inc.†*	159,055	10,478,543
Sucampo Pharmaceuticals, Inc.(a)*	137,427	2,440,704
United Therapeutics Corp.†*	144,616	23,093,729
Waters Corp.*	32,532	4,072,681

		331,491,237

	Number of Shares	Value
COMMON STOCKS — (Continued)
Real Estate — 0.0%
Communications Sales & Leasing, Inc.*	—	$6

Retailing — 13.9%
Abercrombie & Fitch Co., Class A(a)	537,213	12,076,548
Asbury Automotive Group, Inc.*	25,126	2,111,338
Barnes & Noble, Inc.†(a)*	639,543	14,005,992
Bed Bath & Beyond, Inc.*	227,057	15,998,436
Best Buy Co., Inc.†	729,583	25,280,051
Big Lots, Inc.(a)	599,630	27,325,139
Brown Shoe Co., Inc.†(a)	308,717	9,168,895
Buckle, Inc. (The)(a)	199,890	8,955,072
Burlington Stores, Inc.†*	21,922	1,130,518
Cato Corp. (The), Class A†	187,884	7,391,357
Chico’s FAS, Inc.(a)	631,518	10,647,393
Children’s Place, Inc. (The)(a)	215,435	13,068,287
Core-Mark Holding Co., Inc.†	67,236	3,544,010
Dick’s Sporting Goods, Inc.	13,181	715,201
Dillard’s, Inc., Class A†	115,088	15,144,430
Dollar General Corp.†	64,734	4,706,809
Dollar Tree, Inc.†*	154,253	11,786,472
DSW, Inc., Class A†	106,841	3,875,123
Foot Locker, Inc.†(a)	340,577	20,247,303
Gap, Inc. (The)†	698,062	27,671,178
Genesco, Inc.†(a)*	122,737	8,295,794
Genuine Parts Co.†	162,488	14,599,547
GNC Holdings, Inc., Class A†	160,189	6,896,136
Guess?, Inc.(a)	1,147,998	21,019,843
Hibbett Sports, Inc.(a)*	320,848	15,015,686
Home Depot, Inc. (The)	90,587	9,690,997
JC Penney Co., Inc.(a)*	271,488	2,253,350
Kohl’s Corp.(a)	317,099	22,720,143
L Brands, Inc.(a)	20,748	1,854,041
Lands’ End, Inc.(a)*	332,815	9,778,105
Liberty Interactive Corp., Class A†*	128,677	3,700,751
Lowe’s Cos., Inc.†(a)	238,900	16,450,654
Macy’s, Inc.†	291,633	18,848,241
Michaels Cos., Inc. (The)†*	181,612	4,696,486
Murphy USA, Inc.†*	264,023	17,248,623
Office Depot, Inc.†(a)*	1,741,902	16,060,336
Outerwall, Inc.(a)	319,895	21,250,625
Ross Stores, Inc.†	188,776	18,666,171
Sally Beauty Holdings, Inc.†*	296,582	9,256,324
Sonic Automotive, Inc., Class A	1,486	34,698
Target Corp.†	180,960	14,265,077

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

April 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
TJX Cos., Inc. (The)†	182,692	$11,790,942
Zumiez, Inc.(a)*	253,134	8,026,879

		507,269,001

Semiconductors & Semiconductor Equipment — 7.3%
Advanced Energy Industries, Inc.†(a) *	386,107	9,444,177
Applied Materials, Inc.	1,398,444	27,675,207
Cabot Microelectronics Corp.†*	171,278	8,101,449
Cypress Semiconductor Corp.†	467,655	6,229,165
Diodes, Inc.*	173,233	4,628,786
Fairchild Semiconductor International, Inc.(a)*	738,318	13,411,546
First Solar, Inc.(a)*	533,715	31,846,774
Integrated Device Technology, Inc.†*	767,977	13,969,502
Intel Corp.†	358,098	11,656,090
Linear Technology Corp.	118,185	5,451,874
Marvell Technology Group Ltd. (Bermuda)†	1,674,130	23,454,561
Micron Technology, Inc.*	57,105	1,606,364
Microsemi Corp.*	16,915	564,284
MKS Instruments, Inc.†(a)	272,663	9,491,399
OmniVision Technologies, Inc.†*	543,720	15,167,069
Pentair PLC (Ireland)†	190,536	11,841,812
Skyworks Solutions, Inc.†	69,384	6,400,674
Teradyne, Inc.	1,490,080	27,193,960
Tessera Technologies, Inc.†	499,750	18,045,972
Texas Instruments, Inc.†(a)	398,502	21,602,793

		267,783,458

Software & Services — 11.1%
Accenture PLC, Class A (Ireland)†(a)	202,216	18,735,312
Alliance Data Systems Corp.†*	37,119	11,035,851
Amdocs, Ltd. (Channel Islands)†	87,639	4,826,280
ANSYS, Inc.*	12,844	1,102,529
Aspen Technology, Inc.†*	350,050	15,538,720
Automatic Data Processing, Inc.	86,228	7,289,715
AVG Technologies NV (Netherlands)†*	88,766	2,123,283
Booz Allen Hamilton Holding Corp.†(a)	461,241	12,684,128
Broadridge Financial Solutions, Inc.†	194,733	10,500,003
CA, Inc.†(a)	303,466	9,641,115
CACI International, Inc., Class A*	9,385	828,132
CGI Group, Inc., Class A (Canada)*	314,045	13,211,873
Computer Sciences Corp.†	467,146	30,107,560
DST Systems, Inc.†(a)	173,494	19,965,690

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
Electronic Arts, Inc.†*	566,103	$32,884,923
Engility Holdings, Inc.†(a)	85,140	2,372,852
Euronet Worldwide, Inc.†*	35,474	2,074,520
Inovalon Holdings, Inc., Class A(a)*	18,779	474,170
International Business Machines Corp.†(a)	31,339	5,368,057
Leidos Holdings, Inc.†	434,299	18,084,210
MAXIMUS, Inc.†	92,281	5,906,907
MicroStrategy, Inc., Class A*	4,233	770,914
NetScout Systems, Inc.(a)*	123,699	5,084,029
NeuStar, Inc., Class A(a)*	803,821	24,114,630
NIC, Inc.†	177,890	3,024,130
Oracle Corp.†	89,592	3,908,003
Progress Software Corp.†*	115,815	3,057,516
Rovi Corp.(a)*	334,204	6,186,116
Science Applications International Corp.†(a)	310,292	15,545,629
Stamps.com, Inc.†*	5,389	333,525
Sykes Enterprises, Inc.†*	10,490	262,565
Symantec Corp.†	157,041	3,914,247
Teradata Corp.*	663,416	29,183,670
TiVo, Inc.†*	796,586	8,802,275
VASCO Data Security International, Inc.(a)*	380,918	9,682,936
VeriSign, Inc.*	187,421	11,903,108
Virtusa Corp.†(a)*	29,998	1,193,920
Visa, Inc., Class A†	50,324	3,323,900
WebMD Health Corp.*	118,998	5,253,762
Western Union Co. (The)(a)	1,196,906	24,273,254
Xerox Corp.†	1,787,416	20,555,284

		405,129,243

Technology Hardware & Equipment — 12.1%
ADTRAN, Inc.	174,157	2,892,748
Anixter International, Inc.*	4,723	333,444
Apple, Inc.	249,000	31,162,350
ARRIS Group, Inc.†*	646,064	21,756,205
Arrow Electronics, Inc.†*	344,033	20,542,210
Avnet, Inc.†	167,485	7,139,886
AVX Corp.†	114,037	1,570,290
Benchmark Electronics, Inc.*	92,996	2,188,196
Brocade Communications Systems, Inc.†	2,148,990	24,283,587
CDW Corp.†	416,335	15,953,957
Celestica, Inc. (Canada)*	231,088	2,821,584

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

April 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (Continued)
Cisco Systems, Inc.†	138,358	$3,988,861
Coherent, Inc.†*	123,266	7,395,960
CommScope Holding Co., Inc.†*	506,457	14,945,546
Corning, Inc.†	774,641	16,213,236
Diebold, Inc.†	414,525	14,413,034
F5 Networks, Inc.*	1,632	199,137
FEI Co.	15,527	1,171,667
FLIR Systems, Inc.†	97,107	2,999,635
Harris Corp.†	207,007	16,610,242
Hewlett-Packard Co.†	422,373	13,925,638
Insight Enterprises, Inc.†*	98,566	2,820,959
InterDigital, Inc.†(a)	396,723	21,708,683
Itron, Inc.†*	103,580	3,714,379
Jabil Circuit, Inc.†	297,252	6,694,115
Lexmark International, Inc., Class A†(a)	202,954	9,009,128
Littelfuse, Inc.	7,858	770,005
Methode Electronics, Inc.†	339,628	14,420,605
Motorola Solutions, Inc.	8,397	501,721
NCR Corp.†(a)*	870,684	23,891,569
NetApp, Inc.†	437,507	15,859,629
NETGEAR, Inc.*	129,155	3,909,522
OSI Systems, Inc.†*	53,443	3,591,904
Polycom, Inc.†*	1,229,227	16,041,412
QUALCOMM, Inc.	336,218	22,862,824
Rogers Corp.†(a)*	60,242	4,380,196
SanDisk Corp.†	215,368	14,416,734
Sanmina Corp.†*	495,463	10,072,763
Vishay Intertechnology, Inc.(a)	1,096,288	13,900,932
Western Digital Corp.†	264,735	25,875,199
Zebra Technologies Corp., Class A†*	45,312	4,172,329

		441,122,021

Telecommunication Services — 2.3%
Arista Networks, Inc.(a)*	44,864	2,871,745
Atlantic Tele-Network, Inc.†	30,186	1,992,880
BCE, Inc. (Canada)	134,589	5,936,721
CenturyLink, Inc.†	328,463	11,811,529
Frontier Communications Corp.(a)	1,721,711	11,810,937
Intelsat SA (Luxembourg)(a)*	147,737	1,860,009
Rogers Communications, Inc., Class B (Canada)	312,260	11,150,805
Shenandoah Telecommunications Co.	22,862	787,825
Verizon Communications, Inc.	672,561	33,923,977

	Number of Shares	Value
COMMON STOCKS — (Continued)
Telecommunication Services — (Continued)
Windstream Holdings, Inc.(a)	75,942	$887,005

		83,033,433

Transportation — 2.9%
ArcBest Corp.†(a)	259,350	9,258,795
CH Robinson Worldwide, Inc.	2,306	148,483
Con-way, Inc.†	122,052	5,016,337
Delta Air Lines, Inc.†(a)	651,788	29,095,816
Expeditors International of Washington, Inc.†	1,684	77,178
JetBlue Airways Corp.*	7,569	155,392
Landstar System, Inc.†(a)	120,130	7,485,300
Matson, Inc.†	260,210	10,538,505
Southwest Airlines Co.†	541,307	21,955,412
Swift Transportation Co.*	7,841	189,752
United Continental Holdings, Inc.†*	395,499	23,627,110

		107,548,080

TOTAL COMMON STOCKS (Cost $4,151,983,653)		4,408,472,174

TOTAL LONG POSITIONS - 120.5% (Cost $4,151,983,653)		4,408,472,174

SHORT POSITIONS — (59.9%)
COMMON STOCKS — (59.9)%
Automobiles & Components — (0.6)%
BorgWarner, Inc.	(28,190)	(1,668,848)
Cooper-Standard Holding, Inc.*	(2,483)	(151,513)
Federal-Mogul Holdings Corp.*	(145,989)	(1,883,258)
Lear Corp.	(22,583)	(2,507,390)
Superior Industries International, Inc.	(4,395)	(81,747)
Tesla Motors, Inc.*	(72,584)	(16,407,613)

		(22,700,369)

Capital Goods — (6.9)%
AAR Corp.	(216,671)	(6,552,131)
Advanced Drainage Systems, Inc.	(382,917)	(10,721,676)
AECOM*	(502,342)	(15,853,914)
Alamo Group, Inc.	(1,077)	(66,537)
Applied Industrial Technologies, Inc.	(182,971)	(7,642,699)
Astec Industries, Inc.	(75,446)	(3,174,768)
Babcock & Wilcox Co. (The)	(166,670)	(5,386,774)
Beacon Roofing Supply, Inc.*	(364,350)	(10,828,482)
Briggs & Stratton Corp.	(394,843)	(7,719,181)
Builders FirstSource, Inc.*	(210,158)	(2,681,616)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

April 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
CAE, Inc. (Canada)	(52,430)	$(650,656)
Comfort Systems Usa, Inc.	(166,669)	(3,448,382)
Donaldson Co., Inc.	(31,991)	(1,195,504)
Dycom Industries, Inc.*	(50,643)	(2,328,565)
Encore Wire Corp.	(19,589)	(881,701)
EnerSys	(934)	(63,419)
EnPro Industries, Inc.	(4,112)	(263,209)
Exelis, Inc.	(124,631)	(3,055,952)
Graco, Inc.	(11,082)	(793,693)
Granite Construction, Inc.	(17,482)	(606,800)
Hexcel Corp.	(33,831)	(1,696,625)
Ingersoll-Rand PLC (Ireland)	(53,400)	(3,515,856)
Joy Global, Inc.	(29,712)	(1,266,920)
KBR, Inc.	(684,410)	(11,956,643)
Lennox International, Inc.	(58,589)	(6,208,090)
MasTec, Inc.*	(316,545)	(5,678,817)
MRC Global, Inc.*	(1,246,851)	(18,204,025)
MSC Industrial Direct Co., Inc., Class A	(33,711)	(2,395,504)
NCI Building Systems, Inc.*	(55,761)	(863,180)
Nortek, Inc.*	(15,891)	(1,344,696)
Oshkosh Corp.	(262,355)	(14,125,193)
Ply Gem Holdings, Inc.*	(165,458)	(2,246,920)
Polypore International, Inc.*	(29,826)	(1,746,611)
Power Solutions International, Inc.*	(29,414)	(1,876,613)
Primoris Services Corp.	(343,063)	(6,597,101)
Proto Labs, Inc.*	(35,055)	(2,453,850)
Quanex Building Products Corp.	(19,562)	(377,547)
Quanta Services, Inc.*	(452,516)	(13,082,238)
Raven Industries, Inc.	(179,330)	(3,575,840)
Rush Enterprises, Inc., Class A*	(36,434)	(952,385)
Sensata Technologies Holding NV (Netherlands)*	(295,754)	(16,328,578)
SolarCity Corp.*	(146,000)	(8,767,300)
Standex International Corp.	(9,225)	(746,026)
Taser International, Inc.*	(431,757)	(13,034,744)
Textainer Group Holdings Ltd. (Bermuda)	(166,256)	(5,037,557)
Titan International, Inc.	(119,214)	(1,238,633)
Toro Co. (The)	(85,195)	(5,711,473)
Tutor Perini Corp.*	(300,918)	(6,379,462)
Universal Forest Products, Inc.	(19,072)	(1,055,063)
Valmont Industries, Inc.	(104)	(13,106)
WABCO Holdings, Inc.*	(46,821)	(5,826,873)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Watsco, Inc.	(43,649)	$(5,250,538)

		(253,469,666)

Commercial & Professional Services — (1.8)%
ABM Industries, Inc.	(550)	(17,628)
Acacia Research Corp.	(53,539)	(590,000)
ADT Corp. (The)	(19,225)	(722,860)
Advisory Board Co. (The)*	(299,845)	(15,558,957)
Clean Harbors, Inc.*	(3,688)	(203,762)
Covanta Holding Corp.	(37,592)	(762,742)
HNI Corp.	(67,038)	(3,126,652)
Huron Consulting Group, Inc.*	(32,028)	(1,941,537)
ICF International, Inc.*	(16,453)	(633,440)
Kelly Services, Inc., Class A	(71,542)	(1,174,720)
Knoll, Inc.	(125,232)	(2,851,533)
Paylocity Holding Corp.*	(46,112)	(1,298,053)
Rollins, Inc.	(47,517)	(1,178,422)
Stantec, Inc., (Canada)	(407)	(10,985)
Tetra Tech, Inc.	(162,821)	(4,414,077)
TriNet Group, Inc.*	(51,500)	(1,803,530)
TrueBlue, Inc.*	(333,452)	(9,596,749)
United Stationers, Inc.	(166,838)	(6,775,291)
US Ecology, Inc.	(196,710)	(9,227,666)
WageWorks, Inc.*	(84,086)	(4,237,934)

		(66,126,538)

Consumer Durables & Apparel — (4.5)%
Crocs, Inc.*	(991,634)	(13,089,569)
DR Horton, Inc.	(89,175)	(2,265,045)
Gildan Activewear, Inc. (Canada)	(528,480)	(16,758,101)
Hanesbrands, Inc.	(297,695)	(9,252,361)
KB Home	(332,234)	(4,814,071)
La-Z-Boy, Inc.	(259,904)	(6,812,084)
Libbey, Inc.	(6,009)	(236,454)
MDC Holdings, Inc.	(555,753)	(14,916,411)
Meritage Homes Corp.*	(347,101)	(14,845,510)
PulteGroup, Inc.	(652,727)	(12,597,631)
Ryland Group, Inc. (The)	(49,351)	(2,034,248)
Smith & Wesson Holding Corp.*	(716,679)	(10,653,433)
Standard Pacific Corp.*	(1,435,770)	(11,629,737)
Taylor Morrison Home Corp., Class A*	(71,262)	(1,319,772)
Tri Pointe Homes, Inc.*	(923,061)	(13,181,311)
Under Armour, Inc., Class A*	(164,605)	(12,765,118)
Whirlpool Corp.	(50,679)	(8,899,232)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

April 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — (Continued)
William Lyon Homes, Class A*	(343,609)	$(7,439,135)

		(163,509,223)

Consumer Services — (3.9)%
2U, Inc.*	(121,702)	(3,238,490)
Carnival Corp. (Panama)	(42,173)	(1,854,347)
Churchill Downs, Inc.	(44,731)	(5,330,593)
ClubCorp Holdings, Inc.	(236,677)	(5,180,860)
Domino’s Pizza, Inc.	(958)	(103,320)
Fiesta Restaurant Group, Inc.*	(76,517)	(3,867,934)
Grand Canyon Education, Inc.*	(2,845)	(128,822)
International Speedway Corp., Class A	(156,090)	(5,675,432)
Krispy Kreme Doughnuts, Inc.*	(109,820)	(1,954,796)
Life Time Fitness, Inc.*	(224,727)	(16,067,980)
LifeLock, Inc.*	(353)	(5,157)
Matthews International Corp., Class A	(3,929)	(190,674)
MGM Resorts International*	(325,028)	(6,874,342)
Noodles & Co.*	(7,486)	(149,870)
Norwegian Cruise Line Holdings Ltd. (Bermuda)*	(244,443)	(11,857,930)
Panera Bread Co., Class A*	(54,653)	(9,973,079)
Papa John’s International, Inc.	(14,526)	(891,461)
Penn National Gaming, Inc.*	(864,569)	(13,902,270)
Red Robin Gourmet Burgers, Inc.*	(88,685)	(6,659,357)
Regis Corp.*	(181,800)	(3,003,336)
Royal Caribbean Cruises, Ltd. (Liberia)	(154,490)	(10,514,589)
Six Flags Entertainment Corp.	(52,535)	(2,470,196)
Starwood Hotels & Resorts Worldwide, Inc.	(7,616)	(654,595)
Texas Roadhouse, Inc.	(85,586)	(2,875,690)
Wendy’s Co. (The)	(681,348)	(6,895,242)
Wynn Resorts Ltd.	(146,498)	(16,271,533)
Yum! Brands, Inc.	(71,632)	(6,157,487)

		(142,749,382)

Food & Staples Retailing — (0.5)%
PriceSmart, Inc.	(47,227)	(3,799,884)
Smart & Final Stores, Inc.*	(65,099)	(1,127,515)
Sprouts Farmers Market, Inc.*	(159,108)	(5,089,069)
United Natural Foods, Inc.*	(135,045)	(9,110,136)

		(19,126,604)

Food, Beverage & Tobacco — (3.0)%
Boston Beer Co., Inc. (The), Class A*	(12,596)	(3,121,289)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Food, Beverage & Tobacco — (Continued)
Boulder Brands, Inc.*	(214,509)	$(2,046,416)
Calavo Growers, Inc.	(39,618)	(2,006,652)
Coca-Cola Bottling Co. Consolidated	(21,650)	(2,446,450)
Constellation Brands, Inc., Class A*	(65,549)	(7,599,751)
Cott Corp. (Canada)	(523,549)	(4,560,112)
Darling Ingredients, Inc.*	(1,030,200)	(14,072,532)
Dean Foods Co.	(594,544)	(9,661,340)
J&J Snack Foods Corp.	(11,761)	(1,227,025)
JM Smucker Co. (The)	(20,507)	(2,377,171)
Kraft Foods Group, Inc.	(83,952)	(7,114,932)
Post Holdings, Inc.*	(335,942)	(15,769,117)
Snyders-Lance, Inc.	(58,713)	(1,733,795)
TreeHouse Foods, Inc.*	(168,704)	(13,708,887)
Tyson Foods, Inc., Class A	(87,999)	(3,475,960)
Universal Corp.	(168,990)	(7,947,600)
WhiteWave Foods Co. (The)*	(278,943)	(12,265,124)

		(111,134,153)

Health Care Equipment & Services — (8.1)%
Acadia Healthcare Co., Inc.*	(118,909)	(8,145,266)
Accuray, Inc.*	(213,129)	(1,732,739)
Adeptus Health, Inc., Class A*	(98,592)	(6,257,634)
Allscripts Healthcare Solutions, Inc.*	(995,559)	(13,240,935)
AmerisourceBergen Corp.	(46,293)	(5,291,290)
AMN Healthcare Services, Inc.*	(353,505)	(8,063,449)
Analogic Corp.	(92,941)	(7,853,514)
AngioDynamics, Inc.*	(8,377)	(139,812)
athenahealth, Inc.*	(111,074)	(13,624,337)
Bio-Techne Corp.	(96,159)	(9,227,418)
Boston Scientific Corp.*	(46,608)	(830,555)
Brookdale Senior Living, Inc.*	(416,641)	(15,094,903)
Cantel Medical Corp.	(32,480)	(1,454,779)
Capital Senior Living Corp.*	(57,133)	(1,495,171)
Cardiovascular Systems, Inc.*	(219,192)	(6,860,710)
Catamaran Corp. (Canada)*	(43,487)	(2,580,953)
Cerner Corp.*	(58,633)	(4,210,436)
Community Health Systems, Inc.*	(70,518)	(3,785,406)
Cooper Cos., Inc. (The)	(58,537)	(10,423,684)
Cynosure, Inc., Class A*	(6,849)	(228,894)
DexCom, Inc.*	(136,723)	(9,238,373)
Endologix, Inc.*	(581,053)	(9,041,185)
Ensign Group, Inc. (The)	(137,058)	(5,771,512)
HealthSouth Corp.	(232,618)	(10,518,986)
HeartWare International, Inc.*	(98,301)	(7,442,369)
Hill-Rom Holdings, Inc.	(292,710)	(14,617,937)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

April 30, 2015

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
IDEXX Laboratories, Inc.*	(14,115)	$(1,769,598)
Insulet Corp.*	(491,493)	(14,671,066)
Intuitive Surgical, Inc.*	(17,037)	(8,450,011)
K2M Group Holdings, Inc.*	(151,674)	(3,186,671)
LDR Holding Corp.*	(238,816)	(8,083,922)
LifePoint Hospitals, Inc.*	(3,261)	(244,184)
Medidata Solutions, Inc.*	(11,972)	(639,664)
Novadaq Technologies, Inc. (Canada)*	(308,639)	(3,336,388)
NuVasive, Inc.*	(28,353)	(1,268,230)
NxStage Medical, Inc.*	(426,008)	(7,808,727)
Ocular Therapeutix, Inc.*	(45,815)	(1,005,639)
Owens & Minor, Inc.	(321,520)	(10,841,654)
Providence Service Corp. (The)*	(114,052)	(4,849,491)
ResMed, Inc.	(28,898)	(1,847,738)
Select Medical Holdings Corp.	(119,507)	(1,738,827)
Spectranetics Corp. (The)*	(369,538)	(9,478,650)
Thoratec Corp.*	(232,022)	(9,306,402)
Tornier NV (Netherlands)*	(211,164)	(5,462,813)
Wright Medical Group, Inc.*	(573,802)	(14,557,357)
Zeltiq Aesthetics, Inc.*	(376,083)	(11,545,748)

		(297,265,027)

Household & Personal Products — 0.0%
WD-40 Co.	(6,240)	(505,190)

		(505,190)

Media — (1.2)%
AMC Networks, Inc., Class A*	(255)	(19,237)
Carmike Cinemas, Inc.*	(249,398)	(7,526,832)
Charter Communications, Inc., Class A*	(9,304)	(1,740,406)
Liberty Global PLC, Class C (United Kingdom)*	(60,483)	(3,051,367)
Live Nation Entertainment, Inc.*	(234,224)	(5,869,653)
Media General, Inc.*	(917,723)	(15,500,341)
New Media Investment Group, Inc.	(13,369)	(309,225)
Rentrak Corp.*	(94,448)	(4,476,835)
Thomson Reuters Corp. (Canada)	(44,522)	(1,828,073)
World Wrestling Entertainment, Inc., Class A	(176,052)	(2,362,618)

		(42,684,587)

Pharmaceuticals, Biotechnology & Life Sciences — (2.7)%
Acceleron Pharma, Inc.*	(41,586)	(1,149,853)
Achillion Pharmaceuticals, Inc.*	(57,491)	(503,046)

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
Aegerion Pharmaceuticals, Inc.*	(31,327)	$(728,666)
Agios Pharmaceuticals, Inc.*	(27,756)	(2,562,989)
Akorn, Inc.*	(17,429)	(725,744)
Albany Molecular Research, Inc.*	(200,433)	(3,619,820)
Alnylam Pharmaceuticals, Inc.*	(4,096)	(417,260)
Amicus Therapeutics, Inc.*	(13,441)	(135,216)
Atara Biotherapeutics, Inc.*	(36)	(1,492)
Bellicum Pharmaceuticals, Inc.*	(6,857)	(164,431)
BioCryst Pharmaceuticals, Inc.*	(441,290)	(4,099,584)
BioDelivery Sciences International, Inc.*	(343,495)	(2,768,570)
Celldex Therapeutics, Inc.*	(60,627)	(1,455,048)
Cempra, Inc.*	(95,734)	(3,014,664)
Chimerix, Inc.*	(16,776)	(570,384)
Coherus Biosciences, Inc.*	(103,487)	(2,252,912)
Diplomat Pharmacy, Inc.*	(290,578)	(10,408,504)
Dyax Corp.*	(7,909)	(189,104)
Endo International PLC (Ireland)*	(44,559)	(3,745,852)
Fluidigm Corp.*	(251,270)	(9,412,574)
Genomic Health, Inc.*	(106,292)	(2,877,324)
Horizon Pharma PLC (Ireland)*	(85,996)	(2,418,208)
Infinity Pharmaceuticals, Inc.*	(23,780)	(301,293)
Intra-cellular Therapies, Inc.*	(95,370)	(1,950,316)
KYTHERA Biopharmaceuticals, Inc.*	(1,859)	(81,220)
MacroGenics, Inc.*	(57,425)	(1,642,929)
Medicines Co. (The)*	(339,895)	(8,704,711)
Nektar Therapeutics*	(484,310)	(4,610,631)
Novavax, Inc.*	(386,695)	(2,989,152)
Ophthotech Corp.*	(4,713)	(213,405)
OvaScience, Inc.*	(18,185)	(449,988)
Pacira Pharmaceuticals, Inc.*	(15,249)	(1,044,252)
PTC Therapeutics, Inc.*	(54,800)	(3,219,500)
Raptor Pharmaceutical Corp.*	(94,333)	(954,650)
Relypsa, Inc.*	(25,553)	(739,248)
Seattle Genetics, Inc.*	(72,021)	(2,473,201)
Synageva BioPharma Corp.*	(36,066)	(3,316,629)
Tetraphase Pharmaceuticals, Inc.*	(181,795)	(6,413,728)
TG Therapeutics, Inc.*	(20,899)	(291,750)
Vertex Pharmaceuticals, Inc.*	(18,071)	(2,227,793)
ZS Pharma, Inc.*	(59,399)	(2,261,320)

		(97,106,961)

Retailing — (4.2)%
1-800-Flowers.com, Inc., Class A*	(80,971)	(855,863)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

April 30, 2015

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
Advance Auto Parts, Inc.	(66,456)	$(9,503,208)
CarMax, Inc.*	(142,659)	(9,716,504)
Expedia, Inc.	(90,805)	(8,556,555)
Finish Line, Inc. (The), Class A	(203,637)	(4,995,216)
FTD Cos, Inc.*	(182,471)	(5,207,722)
Group 1 Automotive, Inc.	(44,288)	(3,497,866)
Groupon, Inc.*	(1,196,110)	(8,277,081)
Habit Restaurants, Inc. (The), Class A*	(110,155)	(3,648,334)
HomeAway, Inc.*	(63,325)	(1,769,934)
Lithia Motors, Inc., Class A	(126,722)	(12,637,985)
LKQ Corp.*	(365,208)	(9,886,181)
Mattress Firm Holding Corp.*	(90,547)	(5,349,517)
Men’s Wearhouse, Inc. (The)	(97,280)	(5,505,075)
Monro Muffler Brake, Inc.	(92,882)	(5,562,703)
Netflix, Inc.*	(11,841)	(6,589,516)
Penske Automotive Group, Inc.	(42,537)	(2,076,231)
Performance Sports Group Ltd. (Canada)*	(61,962)	(1,257,829)
Pier 1 Imports, Inc.	(1,052,539)	(13,314,618)
Shutterfly, Inc.*	(182,594)	(8,172,907)
Signet Jewelers Ltd. (Bermuda)	(27,071)	(3,631,033)
Tuesday Morning Corp.*	(260,709)	(4,124,416)
Vista Outdoor, Inc.*	(2,335)	(102,180)
Walgreens Boots Alliance, Inc.	(152,230)	(12,624,434)
Wayfair, Inc., Class A*	(96,651)	(3,104,430)
zulily, Inc., Class A*	(313,844)	(3,912,065)

		(153,879,403)

Semiconductors & Semiconductor Equipment — (3.4)%
Advanced Micro Devices, Inc.*	(3,581,026)	(8,093,119)
Altera Corp.	(60,255)	(2,511,428)
Analog Devices, Inc.	(47,246)	(2,921,693)
Atmel Corp.	(735,280)	(5,573,422)
Cavium, Inc.*	(56,218)	(3,642,364)
Cree, Inc.*	(496,776)	(15,737,864)
Entegris, Inc.*	(681,768)	(9,074,332)
Freescale Semiconductor Ltd. (Bermuda)*	(180,292)	(7,047,614)
Inphi Corp.*	(436,246)	(9,357,477)
Intersil Corp., Class A	(27,990)	(373,666)
Lattice Semiconductor Corp.*	(546,622)	(3,241,468)
M/A-COM Technology Solutions Holdings, Inc.*	(349,162)	(10,638,966)
Micrel, Inc.	(238,922)	(3,249,339)

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Semiconductors & Semiconductor Equipment — (Continued)
Monolithic Power Systems, Inc.	(27,285)	$(1,414,182)
Power Integrations, Inc.	(199,205)	(9,858,655)
Semtech Corp.*	(294,972)	(6,869,898)
Silicon Laboratories, Inc.*	(27,792)	(1,436,013)
SunEdison, Inc.*	(169,014)	(4,279,434)
Synaptics, Inc.*	(70,899)	(6,006,563)
Ultratech, Inc.*	(74,963)	(1,496,261)
Veeco Instruments, Inc.*	(341,515)	(10,078,108)

		(122,901,866)

Software & Services — (9.4)%
ACI Worldwide, Inc.*	(91,818)	(2,114,569)
Acxiom Corp.*	(58,672)	(1,024,413)
Akamai Technologies, Inc.*	(50,335)	(3,713,716)
Autodesk, Inc.*	(236,992)	(13,468,255)
Barracuda Networks, Inc.*	(178,584)	(7,238,010)
Blackbaud, Inc.	(147,679)	(7,462,220)
Blackhawk Network Holdings, Inc., Class B*	(75,285)	(2,763,712)
Bottomline Technologies de, Inc.*	(53,265)	(1,425,371)
Callidus Software, Inc.*	(297,574)	(3,675,039)
Cardtronics, Inc.*	(44,664)	(1,685,173)
Castlight Health, Inc., Class B*	(341,034)	(2,567,986)
Cimpress NV (Netherlands)*	(1,583)	(132,877)
CommVault Systems, Inc.*	(360,281)	(16,482,856)
Convergys Corp.	(528,721)	(11,991,392)
CoreLogic, Inc.*	(150,758)	(5,896,145)
Cornerstone OnDemand, Inc.*	(55,609)	(1,592,086)
CoStar Group, Inc.*	(5,259)	(1,075,097)
Cvent, Inc.*	(154,781)	(4,160,513)
Dealertrack Technologies, Inc.*	(76,393)	(3,003,009)
Ellie Mae, Inc.*	(253,596)	(13,947,780)
Fair Isaac Corp.	(119,125)	(10,537,798)
Fleetcor Technologies, Inc.*	(11,799)	(1,898,341)
Fortinet, Inc.*	(380,303)	(14,352,635)
Gigamon, Inc.*	(23,199)	(682,747)
Global Eagle Entertainment, Inc.*	(279,792)	(3,572,944)
Global Payments, Inc.	(2,553)	(256,015)
Globant SA (Luxembourg)*	(56,140)	(1,179,501)
Heartland Payment Systems, Inc.	(32,703)	(1,664,583)
Hortonworks, Inc.*	(26,961)	(543,803)
HubSpot, Inc.*	(162,799)	(6,301,949)
Imperva, Inc.*	(149,669)	(6,827,900)
Infoblox, Inc.*	(38,677)	(911,230)
Interactive Intelligence Group, Inc.*	(130,355)	(5,733,013)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

April 30, 2015

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
LivePerson, Inc.*	(222,757)	$(2,093,916)
LogMeIn, Inc.*	(27,708)	(1,778,299)
Manhattan Associates, Inc.*	(53,887)	(2,832,301)
Marketo, Inc.*	(238,473)	(6,784,557)
Mentor Graphics Corp.	(144,204)	(3,450,802)
Monotype Imaging Holdings, Inc.	(8,108)	(262,780)
NetSuite, Inc.*	(135,116)	(12,913,036)
New Relic, Inc.*	(137,109)	(4,454,671)
Nuance Communications, Inc.*	(909,697)	(13,945,655)
Proofpoint, Inc.*	(172,317)	(9,301,672)
PROS Holdings, Inc.*	(228,649)	(5,082,867)
Qlik Technologies, Inc.*	(394,144)	(13,712,270)
RealPage, Inc.*	(205,209)	(4,071,347)
Red Hat, Inc.*	(42,295)	(3,183,122)
salesforce.com inc*	(72,904)	(5,308,869)
ServiceNow, Inc.*	(64,279)	(4,811,926)
Shutterstock, Inc.*	(22,287)	(1,504,150)
Splunk, Inc.*	(148,801)	(9,872,202)
Synchronoss Technologies, Inc.*	(326,060)	(14,959,633)
Take-Two Interactive Software, Inc.*	(447,309)	(10,601,223)
TeleTech Holdings, Inc.	(102,451)	(2,657,579)
Twitter, Inc.*	(103,563)	(4,034,814)
Ultimate Software Group, Inc. (The)*	(36,518)	(6,070,022)
Varonis Systems, Inc.*	(146,755)	(4,219,206)
Verifone Systems, Inc.*	(51,300)	(1,835,001)
Verint Systems, Inc.*	(37,959)	(2,331,821)
Workday, Inc., Class A*	(158,186)	(14,428,145)
Yelp, Inc.*	(5,795)	(228,265)
Zendesk, Inc.*	(65,850)	(1,518,501)
Zynga, Inc., Class A*	(6,442,813)	(15,784,892)

		(343,916,222)

Technology Hardware & Equipment — (4.5)%
Amkor Technology, Inc.*	(630,355)	(4,431,396)
Amphenol Corp., Class A	(74)	(4,097)
Badger Meter, Inc.	(29,133)	(1,812,655)
Belden, Inc.	(14,457)	(1,213,665)
Belmond Ltd., Class A (Bermuda)*	(183)	(2,255)
CalAmp Corp.*	(115,370)	(2,273,943)
Cray, Inc.*	(274,499)	(7,710,677)
Dolby Laboratories, Inc., Class A	(50,419)	(2,029,869)
Electronics For Imaging, Inc.*	(100,536)	(4,195,367)
FARO Technologies, Inc.*	(154,067)	(6,136,489)
Finisar Corp.*	(678,166)	(13,787,115)
Ingram Micro, Inc., Class A*	(557,581)	(14,028,738)

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (Continued)
Ixia*	(290,404)	$(3,479,040)
JDS Uniphase Corp.*	(620,702)	(7,858,087)
Knowles Corp.*	(248,682)	(4,767,234)
Mitel Networks Corp. (Canada)*	(379,542)	(3,525,945)
MTS Systems Corp.	(66,430)	(4,688,629)
Nimble Storage, Inc.*	(659,911)	(16,141,423)
Plexus Corp.*	(173,709)	(7,478,172)
QLogic Corp.*	(620,785)	(9,125,540)
Ruckus Wireless, Inc.*	(568,245)	(6,637,102)
ScanSource, Inc.*	(58,933)	(2,348,480)
Stratasys Ltd. (Israel)*	(56,463)	(2,114,539)
Super Micro Computer, Inc.*	(203,439)	(5,852,940)
SYNNEX Corp.	(92,411)	(7,069,442)
TE Connectivity Ltd. (Switzerland)	(15,088)	(1,004,106)
Trimble Navigation Ltd.*	(46,743)	(1,188,674)
Universal Display Corp.*	(327,883)	(14,449,804)
ViaSat, Inc.*	(339)	(20,381)
Zayo Group Holdings, Inc.*	(272,185)	(7,226,512)

		(162,602,316)

Telecommunication Services — (1.5)%
8x8, Inc.*	(751,122)	(6,557,295)
Cogent Communications Holdings, Inc.	(167,317)	(5,854,422)
Consolidated Communications Holdings, Inc.	(287,320)	(6,053,832)
Etsy, Inc.*	(80,852)	(1,798,148)
Iridium Communications, Inc.*	(916,737)	(9,323,215)
Level 3 Communications, Inc.*	(21,774)	(1,218,038)
RingCentral, Inc., Class A*	(456,220)	(7,860,671)
Sprint Corp.*	(1,527,617)	(7,836,675)
T-Mobile US, Inc.*	(131,152)	(4,464,414)
United States Cellular Corp.*	(87,043)	(3,214,498)

		(54,181,208)

Transportation — (3.7)%
Allegiant Travel Co.	(36,991)	(5,687,736)
Atlas Air Worldwide Holdings, Inc.*	(200,925)	(9,793,084)
CSX Corp.	(31,472)	(1,135,824)
Echo Global Logistics, Inc.*	(25,173)	(727,500)
Forward Air Corp.	(38,307)	(1,929,524)
Genesee & Wyoming, Inc., Class A*	(26,238)	(2,438,822)
Hawaiian Holdings, Inc.*	(355,842)	(8,212,833)
Hub Group, Inc., Class A*	(214,862)	(8,572,994)
JB Hunt Transport Services, Inc.	(68,084)	(5,936,925)
Kirby Corp.*	(176,385)	(13,851,514)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Concluded)

April 30, 2015

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Transportation — (Continued)
Knight Transportation, Inc.	(448,043)	$(12,948,443)
Marten Transport Ltd.	(133,535)	(2,972,489)
Republic Airways Holdings, Inc.*	(149,995)	(1,835,939)
Roadrunner Transportation Systems, Inc.*	(247,620)	(6,059,261)
Ryder System, Inc.	(10,370)	(988,883)
Saia, Inc.*	(148,520)	(6,052,190)
Skywest, Inc.	(365,802)	(4,993,197)
Spirit Airlines, Inc.*	(153,927)	(10,539,382)
UTi Worldwide, Inc. (British Virgin Islands)*	(915,118)	(8,263,516)
Werner Enterprises, Inc.	(205,473)	(5,521,060)
Wesco Aircraft Holdings, Inc.*	(356,222)	(5,585,561)
XPO Logistics, Inc.*	(263,271)	(12,768,644)

		(136,815,321)

TOTAL COMMON STOCK (Proceeds $2,207,719,613)		(2,190,674,036)

TOTAL SECURITES SOLD SHORT - (59.9)%		(2,190,674,036)

(Proceeds $2,207,719,613)

OTHER ASSETS IN EXCESS OF LIABILITIES - 39.4%		1,439,964,786

NET ASSETS - 100.0%		$3,657,762,924

†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
(a)	All or portion of the security is on loan. (See Note 5 of the Notes to Financial Statements)
*	Non-income producing.

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE 500 FUND

Portfolio of Investments

April 30, 2015

	Number
	of Shares	Value
LONG POSITIONS - 143.0%
COMMON STOCKS — 143.0%
Automobiles & Components — 3.6%
Delphi Automotive PLC (Jersey)†	18	$1,494
General Motors Co.	4,073	142,799
Goodyear Tire & Rubber Co. (The)†	986	27,968
Harley-Davidson, Inc.†	1,296	72,848
Johnson Controls, Inc.	2,677	134,867

		379,976

Banks — 4.2%
Bank of America Corp.	814	12,967
BB&T Corp.†(a)	56	2,144
Comerica, Inc.	11	522
Fifth Third Bancorp†(a)	5,183	103,660
Huntington Bancshares, Inc.	27	293
JPMorgan Chase & Co.†	2,321	146,826
KeyCorp.†(a)	39	563
M&T Bank Corp.(a)	7	838
PNC Financial Services Group, Inc. (The)†	499	45,773
Regions Financial Corp.†	2,897	28,478
SunTrust Banks, Inc.	40	1,660
US Bancorp†	137	5,873
Wells Fargo & Co.†(a)	1,657	91,301
Zions Bancorporation	16	453

		441,351

Capital Goods — 10.6%
3M Co.†	41	6,412
AMETEK, Inc.(a)	11	577
Caterpillar, Inc.†	635	55,169
Cummins, Inc.	38	5,254
Danaher Corp.	55	4,503
Dover Corp.†	13	984
Emerson Electric Co.†(a)	53	3,118
Flowserve Corp.†(a)	835	48,873
Fluor Corp.†(a)	924	55,569
General Dynamics Corp.†(a)	1,621	222,596
Honeywell International, Inc.	47	4,743
Illinois Tool Works, Inc.†	484	45,293
L-3 Communications Holdings, Inc.†(a)	386	44,355
Lockheed Martin Corp.†	507	94,606
Masco corp.†	426	11,285
Northrop Grumman Corp.†	1,067	164,361
Pall Corp.(a)	7	681
Parker-Hannifin Corp.†(a)	886	105,753
Precision Castparts Corp.(a)	187	38,651
Raytheon Co.†	973	101,192

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Rockwell Automation, Inc.†	795	$94,287
Rockwell Collins, Inc.	2	195
Roper Technologies, Inc.	7	1,177
Snap-on, Inc.†	14	2,094
United Rentals, Inc.(a)*	7	676
United Technologies Corp.	68	7,735
WW Grainger, Inc.(a)	1	248

		1,120,387

Commercial & Professional Services — 0.5%
Dun & Bradstreet Corp. (The)†(a)	223	28,470
Pitney Bowes, Inc.†	1,249	27,940
Robert Half International, Inc.	10	554

		56,964

Consumer Durables & Apparel — 4.1%
Coach, Inc.†	22	841
Fossil Group, Inc.*	316	26,538
Garmin Ltd. (Switzerland)(a)	1,192	53,867
Hasbro, Inc.†(a)	776	54,933
Michael Kors Holdings Ltd. (British Virgin Islands)*	1,249	77,263
Mohawk Industries, Inc.*	4	694
Newell Rubbermaid, Inc.†	20	763
PVH Corp.†(a)	512	52,915
Ralph Lauren Corp.†(a)	543	72,442
VF Corp.†	1,305	94,521
Whirlpool Corp.†	6	1,054

		435,831

Consumer Services — 0.4%
Darden Restaurants, Inc.	4	255
Marriott International, Inc., Class A	21	1,681
Starwood Hotels & Resorts Worldwide, Inc.	9	774
Wyndham Worldwide Corp.†	422	36,039

		38,749

Diversified Financials — 13.1%
American Express Co.	403	31,212
Ameriprise Financial, Inc.	14	1,754
BlackRock, Inc.†(a)	183	66,601
Capital One Financial Corp.†	3,067	247,967
CME Group, Inc.(a)	1,706	155,092
Discover Financial Services†	2,790	161,736
Franklin Resources, Inc.†	3,867	199,383
Goldman Sachs Group, Inc. (The)†	1,277	250,828

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE 500 FUND

Portfolio of Investments (Continued)

April 30, 2015

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Diversified Financials — (Continued)
Intercontinental Exchange, Inc.	5	$1,123
Invesco, Ltd. (Bermuda)	33	1,367
Legg Mason, Inc.	702	36,960
McGraw Hill Financial, Inc.†	20	2,086
Moody’s Corp.†	15	1,613
NASDAQ OMX Group, Inc. (The)†(a)	1,049	51,013
Navient Corp.†	2,499	48,830
T Rowe Price Group, Inc.(a)	1,615	131,106

		1,388,671

Energy — 7.9%
Baker Hughes, Inc.†	2,104	144,040
Cameron International Corp.†*	1,212	66,442
Chesapeake Energy Corp.†	4,120	64,972
Ensco PLC, Class A (United Kingdom)	1,456	39,720
FMC Technologies, Inc.*	1,433	63,195
Halliburton Co.†	65	3,182
National Oilwell Varco, Inc.†	2,603	141,629
Phillips 66†	115	9,121
Schlumberger Ltd. (Curacao)	689	65,186
Tesoro Corp.†(a)	454	38,967
Transocean Ltd. (Switzerland)(a)	2,251	42,364
Valero Energy Corp.†	2,781	158,239

		837,057

Food & Staples Retailing — 5.5%
CVS Health Corp.†(a)	2,434	241,672
Sysco Corp.†	1,297	48,028
Wal-Mart Stores, Inc.†	3,698	288,629

		578,329

Food, Beverage & Tobacco — 7.9%
Altria Group, Inc.†(a)	3,616	180,981
Archer-Daniels-Midland Co.	36	1,760
Campbell Soup Co.(a)	1,443	64,517
Coca-Cola Enterprises, Inc.†	1,382	61,375
ConAgra Foods, Inc.	33	1,193
Dr Pepper Snapple Group, Inc.†	624	46,538
General Mills, Inc.(a)	1,184	65,523
Hormel Foods Corp.	20	1,087
JM Smucker Co. (The)(a)	7	811
Kellogg Co.†	2,210	139,959
Kraft Foods Group, Inc.†	34	2,881
Lorillard, Inc.†(a)	2,000	139,720
Mondelez International, Inc., Class A	58	2,225

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Food, Beverage & Tobacco — (Continued)
PepsiCo, Inc.	104	$9,892
Philip Morris International, Inc.†	1,244	103,837
Reynolds American, Inc.†	259	18,985
Tyson Foods, Inc., Class A(a)	10	395

		841,679

Health Care Equipment & Services — 8.0%
Aetna, Inc.†	1,252	133,801
Anthem, Inc.†	958	144,591
Cardinal Health, Inc.	495	41,748
Cigna Corp.†	1,172	146,078
DENTSPLY International, Inc.(a)	875	44,625
Express Scripts Holding Co.*	57	4,925
HCA Holdings, Inc.(a)*	32	2,368
Henry Schein, Inc.(a)*	6	823
Humana, Inc.†	484	80,150
Laboratory Corp. of America Holdings*	3	359
Medtronic PLC (Ireland)†	65	4,839
Quest Diagnostics, Inc.†	495	35,353
St Jude Medical, Inc.†	773	54,149
UnitedHealth Group, Inc.†	1,305	145,377
Varian Medical Systems, Inc.(a)*	3	267
Zimmer Holdings, Inc.†	72	7,908

		847,361

Household & Personal Products — 0.5%
Clorox Co. (The)	7	743
Estee Lauder Cos., Inc. (The), Class A	341	27,720
Kimberly-Clark Corp.(a)	27	2,962
Procter & Gamble Co. (The)	210	16,697

		48,122

Insurance — 7.1%
Ace Ltd. (Switzerland)*	3	321
Aflac, Inc.†	2,558	161,256
Allstate Corp. (The)†	817	56,912
American International Group, Inc.	2,310	130,030
Aon PLC (United Kingdom)	21	2,021
Assurant, Inc.	431	26,489
Hartford Financial Services Group, Inc. (The)	9	367
Lincoln National Corp.†	256	14,461
Loews Corp.	29	1,208
Marsh & McLennan Cos, Inc.†(a)	1,925	108,108

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE 500 FUND

Portfolio of Investments (Continued)

April 30, 2015

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Insurance — (Continued)
MetLife, Inc.†	2,711	$139,047
Progressive Corp. (The)†(a)	46	1,226
Travelers Cos, Inc. (The)†	1,057	106,873

		748,319

Materials — 9.3%
Avery Dennison Corp.	310	17,233
Ball Corp.†	436	32,007
Dow Chemical Co. (The)(a)	4,608	235,008
Freeport-McMoRan, Inc.	6,439	149,836
International Flavors & Fragrances, Inc.(a)	6	688
International Paper Co.†	2,385	128,122
Lyondellbasell Industries NV, Class A (Netherlands)	3,026	313,252
Newmont Mining Corp.	71	1,881
Nucor Corp.	920	44,951
Praxair, Inc.	22	2,682
Sealed Air Corp.†(a)	1,308	59,645

		985,305

Media — 6.0%
CBS Corp., Class B, non-voting shares†	3,150	195,709
Comcast Corp., Class A†	478	27,609
DIRECTV†*	39	3,537
Discovery Communications, Inc., Class A(a)*	3,858	124,845
Gannett Co., Inc.†(a)	1,410	48,391
Interpublic Group of Cos, Inc. (The)†	19	396
News Corp.(a)*	627	9,894
Omnicom Group, Inc.†	671	50,835
Scripps Networks Interactive, Inc., Class A	2	140
Time Warner Cable, Inc.	4	622
Time Warner, Inc.†	1,045	88,208
Viacom, Inc., Class B†(a)	1,290	89,590

		639,776

Pharmaceuticals, Biotechnology & Life Sciences — 2.9%
AbbVie, Inc.	123	7,953
Amgen, Inc.	58	9,159
Gilead Sciences, Inc.†(a)*	2,194	220,519
Johnson & Johnson†	215	21,328
Merck & Co, Inc.	266	15,843
Pfizer, Inc.†	1,046	35,491
Waters Corp.*	1	125

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
Zoetis, Inc.	12	$533

		310,951

Real Estate — 0.0%
Plum Creek Timber Co., Inc.	3	127

Retailing — 15.8%
AutoZone, Inc.†*	2	1,345
Bed Bath & Beyond, Inc.(a)*	1,109	78,140
Best Buy Co., Inc.(a)	2,182	75,606
Dollar General Corp.†(a)	1,431	104,048
Dollar Tree, Inc.†(a)*	1,278	97,652
Family Dollar Stores, Inc.	4	313
GameStop Corp., Class A(a)	670	25,822
Gap, Inc. (The)(a)	2,616	103,698
Genuine Parts Co.†	522	46,902
Home Depot, Inc. (The)†	101	10,805
Kohl’s Corp.†	1,249	89,491
L Brands, Inc.†	1,815	162,188
Lowe’s Cos, Inc.	1,286	88,554
Macy’s, Inc.†(a)	2,117	136,822
Nordstrom, Inc.	91	6,876
Ross Stores, Inc.†	16	1,582
Target Corp.†(a)	3,754	295,928
Tiffany & Co.†	803	70,246
TJX Cos, Inc. (The)†	4,239	273,585
Urban Outfitters, Inc.*	10	400

		1,670,003

Semiconductors & Semiconductor Equipment — 4.7%
Altera Corp.†(a)	15	625
First Solar, Inc.*	624	37,234
Intel Corp.†	5,876	191,264
KLA-Tencor Corp.	992	58,330
Lam Research Corp.	13	983
Linear Technology Corp.(a)	18	830
Micron Technology, Inc.(a)*	84	2,363
NVIDIA Corp.(a)	3,386	75,152
Texas Instruments, Inc.	1,037	56,216
Xilinx, Inc.†(a)	1,625	70,460

		493,457

Software & Services — 8.0%
Accenture PLC, Class A (Ireland)†	1,302	120,630
CA, Inc.†	2,724	86,542
Computer Sciences Corp.†(a)	877	56,523

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE 500 FUND

Portfolio of Investments (Continued)

April 30, 2015

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
eBay, Inc.*	19	$1,107
Electronic Arts, Inc.*	8	465
International Business Machines Corp.†	1,182	202,465
Microsoft Corp.†	1,482	72,085
Oracle Corp.†	1,967	85,801
Paychex, Inc.(a)	28	1,355
Symantec Corp.	4,240	105,682
Teradata Corp.†(a)*	919	40,427
Total System Services, Inc.	13	514
VeriSign, Inc.(a)*	10	635
Visa, Inc., Class A	28	1,849
Western Union Co. (The)(a)	3,240	65,707

		841,787

Technology Hardware & Equipment — 17.1%
Apple, Inc.†	2,433	304,490
Cisco Systems, Inc.	9,486	273,481
F5 Networks, Inc.(a)*	5	610
FLIR Systems, Inc.(a)	376	11,615
Harris Corp.†	646	51,835
Hewlett-Packard Co.†	9,641	317,864
Juniper Networks, Inc.†(a)	2,008	53,071
Motorola Solutions, Inc.†(a)	1,365	81,559
NetApp, Inc.†	2,023	73,334
QUALCOMM, Inc.†	4,315	293,420
SanDisk Corp.†(a)	1,396	93,448
Seagate Technology PLC (Ireland)†	2,003	117,616
Western Digital Corp.†	1,442	140,941

		1,813,284

Telecommunication Services — 2.6%
AT&T, Inc.†(a)	403	13,960
CenturyLink, Inc.(a)	22	791
Verizon Communications, Inc.†(a)	5,268	265,718

		280,469

Transportation — 2.9%
Delta Air Lines, Inc.†	5,072	226,414
Expeditors International of Washington, Inc.(a)	717	32,860
Norfolk Southern Corp.	15	1,513
Southwest Airlines Co.	51	2,069
Union Pacific Corp.	41	4,355
United Parcel Service, Inc., Class B†	438	44,032

		311,243

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Utilities — 0.3%
AGL Resources, Inc.	537	$26,995
Integrys Energy Group, Inc.	1	73

		27,068

TOTAL COMMON STOCKS (Cost $14,593,614)		15,136,266

TOTAL LONG POSITIONS - 143.0%		$15,136,266

(Cost $14,593,614)

SHORT POSITIONS - (82.3)%
COMMON STOCKS — (82.3)%
Automobiles & Components — (1.2)%
BorgWarner, Inc.	(10)	(592)
Ford Motor Co.	(7,953)	(125,657)

		(126,249)

Banks — (0.2)%
Citigroup, Inc.	(19)	(1,013)
Hudson City Bancorp, Inc.	(1,902)	(17,689)
People’s United Financial, Inc.	(8)	(121)

		(18,823)

Capital Goods — (1.0)%
Deere & Co.	(1)	(91)
Eaton Corp. PLC	(16)	(1,100)
Fastenal Co.	(6)	(256)
Ingersoll-rand PLC (Ireland)	(947)	(62,350)
Jacobs Engineering Group, Inc.*	(1)	(43)
Joy Global, Inc.	(4)	(171)
Paccar, Inc.	(15)	(980)
Pentair PLC	(138)	(8,577)
Quanta Services, Inc.*	(28)	(809)
Stanley Black & Decker, Inc.	(276)	(27,241)
Textron, Inc.	(8)	(352)

		(101,970)

Commercial & Professional Services — (1.0)%
ADT Corp. (The)	(617)	(23,199)
Cintas Corp.	(1)	(80)
Equifax, Inc.	(5)	(485)
Nielsen NV (Netherlands)	(1,323)	(59,456)
Republic Services, Inc.	(588)	(23,890)
Stericycle, Inc.*	(2)	(267)
Waste Management, Inc.	(2)	(99)

		(107,476)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE 500 FUND

Portfolio of Investments (Continued)

April 30, 2015

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — (2.1)%
DR Horton, Inc.	(1,316)	(33,426)
Hanesbrands, Inc.	(1,444)	(44,879)
Leggett & Platt, Inc.	(495)	(21,023)
Mattel, Inc.	(1,167)	(32,863)
NIKE, Inc., Class B	(21)	(2,076)
PulteGroup, Inc.	(1,310)	(25,283)
Under Armour, Inc., Class A*	(771)	(59,791)

		(219,341)

Consumer Services — (2.4)%
Carnival Corp. (Panama)	(456)	(20,050)
Chipotle Mexican Grill, Inc.*	(90)	(55,921)
McDonald’s Corp.	(43)	(4,152)
Royal Caribbean Cruises, Ltd. (Liberia)	(790)	(53,767)
Starbucks Corp.	(1,655)	(82,055)
Wynn Resorts Ltd.	(364)	(40,429)
Yum! Brands, Inc.	(17)	(1,461)

		(257,835)

Diversified Financials — (1.7)%
Affiliated Managers Group, Inc.*	(2)	(452)
Bank of New York Mellon Corp. (The)	(50)	(2,117)
Berkshire Hathaway, Inc., Class B*	(96)	(13,556)
Charles Schwab Corp. (The)	(3,203)	(97,691)
E*TRADE Financial Corp.*	(1,040)	(29,942)
Leucadia National Corp.	(1,321)	(31,400)
Northern Trust Corp.	(16)	(1,170)
State Street Corp.	(18)	(1,388)

		(177,716)

Energy — (17.9)%
Anadarko Petroleum Corp.	(1,737)	(163,452)
Apache Corp.	(1,355)	(92,682)
Cabot Oil & Gas Corp.	(1,479)	(50,020)
Chevron Corp.	(1,638)	(181,916)
Cimarex Energy Co.	(315)	(39,186)
ConocoPhillips	(1,593)	(108,197)
CONSOL Energy, Inc.	(828)	(26,893)
Devon Energy Corp.	(19)	(1,296)
EOG Resources, Inc.	(1,131)	(111,912)
EQT Corp.	(545)	(49,017)
Exxon Mobil Corp.	(654)	(57,140)
Helmerich & Payne, Inc.	(303)	(23,625)
Hess Corp.	(819)	(62,981)
Kinder Morgan, Inc.	(4,039)	(173,475)

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Energy — (Continued)
Marathon Oil Corp.	(2,427)	$(75,480)
Murphy Oil Corp.	(638)	(30,375)
Newfield Exploration Co.*	(493)	(19,345)
Noble Energy, Inc.	(1,301)	(65,987)
Occidental Petroleum Corp.	(1,477)	(118,308)
ONEOK, Inc.	(749)	(36,027)
Pioneer Natural Resources Co.	(534)	(92,265)
QEP Resources, Inc.	(632)	(14,220)
Range Resources Corp.	(606)	(38,517)
Southwestern Energy Co.*	(1,379)	(38,653)
Spectra Energy Corp.	(2,413)	(89,884)
Williams Cos, Inc. (The)	(2,688)	(137,599)

		(1,898,452)

Food & Staples Retailing — (0.7)%
Costco Wholesale Corp.	(92)	(13,161)
Kroger Co. (The)	(21)	(1,447)
Whole Foods Market, Inc.	(1,295)	(61,849)

		(76,457)

Food, Beverage & Tobacco — (2.7)%
Brown-Forman Corp., Class B	(439)	(39,611)
Coca-Cola Co. (The)	(1,172)	(47,536)
Constellation Brands, Inc., Class A*	(697)	(80,810)
Keurig Green Mountain, Inc.	(494)	(57,487)
McCormick & Co., Inc., non-voting shares	(5)	(376)
Mead Johnson Nutrition Co.	(1)	(96)
Molson Coors Brewing Co., Class B	(120)	(8,821)
Monster Beverage Corp.*	(380)	(52,102)

		(286,839)

Health Care Equipment & Services — (4.9)%
Abbott Laboratories	(1,542)	(71,580)
AmerisourceBergen Corp.	(278)	(31,775)
Baxter International, Inc.	(1,246)	(85,650)
Becton Dickinson and Co.	(9)	(1,268)
Boston Scientific Corp.*	(4,528)	(80,689)
Cerner Corp.*	(1,231)	(88,398)
CR Bard, Inc.	(4)	(666)
DaVita HealthCare Partners, Inc.*	(500)	(40,550)
Edwards Lifesciences Corp.*	(384)	(48,634)
Intuitive Surgical, Inc.*	(132)	(65,469)
McKesson Corp.	(8)	(1,787)
Patterson Cos, Inc.	(4)	(188)
Stryker Corp.	(17)	(1,568)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE 500 FUND

Portfolio of Investments (Continued)

April 30, 2015

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
Tenet Healthcare Corp.*	(3)	$(144)
Universal Health Services, Inc.	(3)	(351)

		(518,717)

Insurance — (2.0)%
Chubb Corp. (The)	(1)	(98)
Cincinnati Financial Corp.	(527)	(26,687)
Genworth Financial, Inc., Class A*	(1,786)	(15,699)
Prudential Financial, Inc.	(1,635)	(133,416)
Torchmark Corp.	(1)	(56)
Unum Group	(907)	(30,983)

		(206,939)

Materials — (6.8)%
Air Products & Chemicals, Inc.	(591)	(84,767)
Airgas, Inc.	(142)	(14,382)
Alcoa, Inc.	(2,936)	(39,401)
Allegheny Technologies, Inc.	(391)	(13,290)
CF Industries Holdings, Inc.	(177)	(50,882)
Eastman Chemical Co.	(534)	(40,701)
Ecolab, Inc.	(838)	(93,839)
EI du Pont de Nemours & Co.	(981)	(71,809)
FMC Corp.	(4)	(237)
Martin Marietta Materials, Inc.	(242)	(34,521)
MeadWestvaco Corp.	(7)	(342)
Monsanto Co.	(18)	(2,051)
Mosaic Co. (The)	(1,321)	(58,124)
Owens-illinois, Inc.*	(2)	(48)
PPG Industries, Inc.	(321)	(71,121)
Sherwin-Williams Co. (The)	(320)	(88,960)
Sigma-Aldrich Corp.	(109)	(15,142)
Vulcan Materials Co.	(474)	(40,536)

		(720,153)

Media — (0.1)%
Cablevision Systems Corp., Class A	(3)	(60)
Twenty-First Century Fox, Inc., Class A	(95)	(3,238)
Walt Disney Co. (The)	(64)	(6,958)

		(10,256)

Pharmaceuticals, Biotechnology & Life Sciences — (7.0)%
Actavis PLC (Ireland)*	(296)	(83,719)
Alexion Pharmaceuticals, Inc.*	(507)	(85,800)
Biogen, Inc.*	(11)	(4,113)
Bristol-Myers Squibb Co.	(74)	(4,716)
Celgene Corp.*	(82)	(8,861)

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
Eli Lilly & Co.	(426)	$(30,617)
Endo International PLC (Ireland)*	(553)	(46,488)
Hospira, Inc.*	(613)	(53,509)
Mallinckrodt PLC (Ireland)*	(355)	(40,179)
Mylan NV*	(17)	(1,228)
PerkinElmer, Inc.	(46)	(2,358)
Perrigo Co. PLC (Ireland)	(234)	(42,888)
Regeneron Pharmaceuticals, Inc.*	(197)	(90,120)
Thermo Fisher Scientific, Inc.	(1,131)	(142,144)
Vertex Pharmaceuticals, Inc.*	(891)	(109,842)

		(746,582)

Real Estate — (5.2)%
American Tower Corp.	(611)	(57,758)
Apartment Investment & Management Co.	(3)	(113)
AvalonBay Communities, Inc.	(6)	(986)
Boston Properties, Inc.	(96)	(12,702)
Crown Castle International Corp.	(15)	(1,253)
Equity Residential	(671)	(49,560)
Essex Property Trust, Inc.	(229)	(50,827)
General Growth Properties, Inc.	(40)	(1,096)
HCP, Inc.	(20)	(806)
Health Care REIT, Inc.	(1,094)	(78,790)
Host Hotels & Resorts, Inc.	(34)	(685)
Iron Mountain, Inc.	(9)	(310)
Kimco Realty Corp.	(19)	(458)
Macerich Co. (The)	(568)	(46,440)
Prologis, Inc.	(24)	(965)
Public Storage	(8)	(1,503)
Realty Income Corp.	(812)	(38,140)
Simon Property Group, Inc.	(118)	(21,416)
SL Green Realty Corp.	(357)	(43,683)
Ventas, Inc.	(1,183)	(81,509)
Vornado Realty Trust	(551)	(57,023)
Weyerhaeuser Co.	(23)	(725)

		(546,748)

Retailing — (6.4)%
Amazon.com, Inc.*	(465)	(196,128)
Autonation, Inc.*	(1)	(62)
CarMax, Inc.*	(751)	(51,151)
Expedia, Inc.	(477)	(44,948)
Netflix, Inc.*	(218)	(121,317)
O’Reilly Automotive, Inc.*	(1)	(218)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE 500 FUND

Portfolio of Investments (Continued)

April 30, 2015

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
Priceline Group, Inc. (The)*	(3)	$(3,713)
Staples, Inc.	(7)	(114)
Tractor Supply Co.	(489)	(42,083)
TripAdvisor, Inc.*	(514)	(41,372)
Walgreens Boots Alliance, Inc.	(2,084)	(172,826)

		(673,932)

Semiconductors & Semiconductor Equipment — (2.1)%
Analog Devices, Inc.	(271)	(16,759)
Applied Materials, Inc.	(20)	(396)
Avago Technologies Ltd. (Singapore)	(921)	(107,646)
Broadcom Corp.	(2,220)	(98,135)
Microchip Technology, Inc.	(8)	(381)
Skyworks Solutions, Inc.	(4)	(369)

		(223,686)

Software & Services — (7.5)%
Adobe Systems, Inc.*	(1,798)	(136,756)
Akamai Technologies, Inc.*	(638)	(47,072)
Autodesk, Inc.*	(816)	(46,373)
Citrix Systems, Inc.*	(581)	(39,020)
Facebook, Inc., Class A*	(1,559)	(122,802)
Fiserv, Inc.*	(6)	(466)
Google, Inc., Class C*	(151)	(81,361)
Intuit, Inc.	(1,010)	(101,333)
MasterCard, Inc., Class A	(11)	(992)
Red Hat, Inc.*	(659)	(49,596)
salesforce.com inc*	(2,339)	(170,326)
Xerox Corp.	(25)	(288)

		(796,385)

Technology Hardware & Equipment — (1.3)%
Amphenol Corp., Class A	(632)	(34,994)
Corning, Inc.	(49)	(1,026)
EMC Corp./MA	(24)	(646)
TE Connectivity Ltd. (Switzerland)	(1,479)	(98,427)

		(135,093)

Telecommunication Services — (1.4)%
Equinix, Inc.	(204)	(52,210)
Frontier Communications Corp.	(3,605)	(24,730)
Level 3 Communications, Inc.*	(1,226)	(68,582)

		(145,522)

Transportation — (1.2)%
American Airlines Group, Inc.	(835)	(40,318)
CH Robinson Worldwide, Inc.	(1)	(64)
CSX Corp.	(20)	(722)

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Transportation — (Continued)
FedEx Corp.	(172)	$(29,166)
Kansas City Southern	(397)	(40,688)
Ryder System, Inc.	(192)	(18,309)

		(129,267)

Utilities — (5.5)%
Ameren Corp.	(872)	(35,700)
American Electric Power Co., Inc.	(22)	(1,251)
CenterPoint Energy, Inc.	(1,538)	(32,252)
CMS Energy Corp.	(98)	(3,325)
Consolidated Edison, Inc.	(123)	(7,571)
Dominion Resources, Inc.	(1,054)	(75,551)
DTE Energy Co.	(204)	(16,245)
Duke Energy Corp.	(31)	(2,405)
Edison International	(606)	(36,930)
Entergy Corp.	(8)	(617)
Eversource Energy	(614)	(29,939)
Exelon Corp.	(39)	(1,327)
FirstEnergy Corp.	(1,506)	(54,080)
NextEra Energy, Inc.	(92)	(9,285)
NiSource, Inc.	(1,128)	(48,978)
NRG Energy, Inc.	(14)	(353)
Pepco Holdings, Inc.	(908)	(23,590)
PG&E Corp.	(1,195)	(63,239)
Pinnacle West Capital Corp.	(4)	(245)
PPL Corp.	(10)	(340)
Public Service Enterprise Group, Inc.	(22)	(914)
SCANA Corp.	(377)	(19,973)
Sempra Energy	(4)	(425)
Southern Co. (The)	(1,067)	(47,268)
TECO Energy, Inc.	(627)	(11,882)
Wisconsin Energy Corp.	(10)	(491)
Xcel Energy, Inc.	(1,820)	(61,716)

		(585,892)

TOTAL COMMON STOCK (Proceeds $8,622,256)		(8,710,330)

TOTAL SECURITES SOLD SHORT - (82.3)%		(8,710,330)

(Proceeds $8,622,256)

OTHER ASSETS IN EXCESS OF LIABILITIES - 39.3%		4,157,296

NET ASSETS - 100.0%		$10,583,232

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE 500 FUND

Portfolio of Investments (Concluded)

April 30, 2015

†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
(a)	All or a portion of the security is on loan. (See Note 5 of the Notes to Financial Statements)
*	Non-income producing.

PLC	Public Limited Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments

April 30, 2015

	Number
	of Shares	Value
LONG POSITIONS - 173.7%
COMMON STOCKS — 173.7%
Automobiles & Components — 7.7%
Allison Transmission Holdings, Inc.†	381,697	$11,710,464
American Axle & Manufacturing Holdings, Inc.†(a)*	546,279	13,618,735
Cooper Tire & Rubber Co.†	93,129	3,957,051
Dana Holding Corp.†	569,612	12,286,531
Delphi Automotive PLC (Jersey)†	115,134	9,556,122
Gentex Corp.	23,053	399,970
Goodyear Tire & Rubber Co. (The)	550,695	15,620,464
Harley-Davidson, Inc.†(a)	144,217	8,106,438
Johnson Controls, Inc.†	349,885	17,627,206
Magna International, Inc. (Canada)†	227,498	11,472,724
Standard Motor Products, Inc.†	16,708	631,562
Tenneco, Inc.†*	11,109	649,321
Thor Industries, Inc.(a)	92,385	5,558,805
Tower International, Inc.†*	48,440	1,252,658
TRW Automotive Holdings Corp.†*	77,108	8,100,967

		120,549,018

Capital Goods — 32.6%
3M Co.†	45,768	7,157,658
AAON, Inc.†	26,099	625,593
Actuant Corp., Class A(a)	123,856	2,950,250
Aegion Corp.†*	85,853	1,581,412
AZZ, Inc.†(a)	49,817	2,311,011
Barnes Group, Inc.†	113,159	4,537,676
Blount International, Inc.†*	170,768	2,264,384
Caterpillar, Inc.†	148,787	12,926,615
Chart Industries, Inc.†*	257,729	10,450,911
Chicago Bridge & Iron Co. NV (Netherlands)(a)	221,526	10,555,714
CIRCOR International, Inc.†	58,956	3,221,356
Crane Co.†	231,499	14,146,904
Cubic Corp.†(a)	38,286	1,898,220
Cummins, Inc.	38,287	5,293,561
Curtiss-Wright Corp.†	100,055	7,310,018
Danaher Corp.	8,607	704,741
Dover Corp.†(a)	93,781	7,101,097
Eaton Corp. PLC (Ireland)†	117,928	8,105,191
EMCOR Group, Inc.†	142,917	6,378,386
Emerson Electric Co.†	206,024	12,120,392
Fastenal Co.(a)	186,600	7,952,892
Federal Signal Corp.†	144,631	2,273,599
Flowserve Corp.†(a)	322,018	18,847,714
Fluor Corp.†	123,177	7,407,865

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Generac Holdings, Inc.*	1,259	$52,488
General Cable Corp.	138,593	2,260,452
General Dynamics Corp.(a)	110,130	15,123,052
GrafTech International Ltd.(a)*	60,492	292,781
Griffon Corp.	10,817	181,834
Honeywell International, Inc.†	22,795	2,300,471
Huntington Ingalls Industries, Inc.	111,765	14,707,156
Hyster-Yale Materials Handling, Inc.†	22,409	1,643,476
IDEX Corp.†	29,658	2,224,647
II-VI, Inc.*	14,011	249,256
Illinois Tool Works, Inc.†(a)	100,717	9,425,097
ITT Corp.†	187,982	7,453,486
Jacobs Engineering Group, Inc.†*	198,369	8,502,095
John Bean Technologies Corp.	1,715	66,182
Kaman Corp.(a)	42,835	1,786,648
Kennametal, Inc.†	344,015	12,181,571
Keysight Technologies, Inc.†*	245,615	8,218,278
L-3 Communications Holdings, Inc.	57,111	6,562,625
Lincoln Electric Holdings, Inc.†(a)	176,239	11,783,340
Lindsay Corp.(a)	32,853	2,601,629
Manitowoc Co., Inc. (The)(a)	305,659	6,030,652
Masco Corp.†(a)	449,421	11,905,162
Meritor, Inc.(a)*	623,361	8,178,496
Moog, Inc., Class A†*	73,066	5,105,852
MSA Safety, Inc.†(a)	66,846	3,057,536
Mueller Industries, Inc.(a)	22,904	802,556
Mueller Water Products, Inc., Class A†	210,872	1,973,762
Orbital ATK, Inc.†	237,789	17,396,643
Owens Corning	9,410	363,791
PACCAR, Inc.†(a)	201,363	13,159,072
Parker-Hannifin Corp.†(a)	106,437	12,704,320
Precision Castparts Corp.(a)	16,476	3,405,424
RBC Bearings, Inc.*	44,723	3,264,332
Regal-Beloit Corp.	22,985	1,797,427
Rexnord Corp.(a)*	291,741	7,728,219
Rockwell Automation, Inc.(a)	144,298	17,113,743
Roper Industries, Inc.†	26,101	4,389,405
Simpson Manufacturing Co., Inc.	22,586	740,369
Snap-on, Inc.	30,415	4,548,563
Spirit AeroSystems Holdings, Inc., Class A†*	227,739	11,589,638
SPX Corp.†	161,593	12,442,661
Standex International Corp.†	12,907	1,043,789

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

April 30, 2015

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Stanley Black & Decker, Inc.	179,819	$17,748,135
Sun Hydraulics Corp.(a)	34,463	1,340,955
Teledyne Technologies, Inc.(a)*	5,030	527,999
Terex Corp.(a)	554,391	15,223,577
Textron, Inc.	101,704	4,472,942
Thermon Group Holdings, Inc.*	40,395	939,992
Timken Co. (The)†(a)	178,699	7,021,084
TransDigm Group, Inc.	22,020	4,671,103
Trex Co., Inc.*	4,350	204,102
TriMas Corp.†*	70,237	1,978,576
Triumph Group, Inc.(a)	5,514	326,649
United Technologies Corp.	84,871	9,654,076
USG Corp.(a)*	34,000	902,360
Wabash National Corp.(a)*	439,728	6,164,987
Wabtec Corp.(a)	7,379	693,995
Watts Water Technologies, Inc., Class A†	89,572	4,886,153
WESCO International, Inc.(a)*	235,112	16,960,980

		508,198,801

Commercial & Professional Services — 5.8%
ACCO Brands Corp.†(a)*	486,408	3,828,031
Cintas Corp.(a)	125,070	9,999,346
Communications Sales & Leasing, Inc.*	—	6
Copart, Inc.†*	123,027	4,376,070
Corporate Executive Board Co. (The)(a)	9,655	809,379
Deluxe Corp.(a)	22,602	1,463,479
Exponent, Inc.†	11,364	1,006,964
FTI Consulting, Inc.(a)*	73,221	3,010,115
G&K Services, Inc.	434	30,640
Healthcare Services Group, Inc.(a)	8,127	246,004
HNI Corp.(a)	19,819	924,358
INC Research Holdings, Inc., Class A*	3,273	109,776
Korn/Ferry International†	110,473	3,483,214
Manpowergroup, Inc.†	90,246	7,700,691
Multi-Color Corp.(a)	35,147	2,206,529
On Assignment, Inc.(a)*	41,349	1,391,394
Pitney Bowes, Inc.†(a)	641,044	14,340,154
Progressive Waste Solutions Ltd.	26,719	772,446
Ritchie Bros Auctioneers, Inc.(a)	182,011	4,603,058
Robert Half International, Inc.†	60,034	3,328,885
RPX Corp.*	17,784	276,719

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Commercial & Professional Services — (Continued)
ServiceMaster Global Holdings, Inc.*	83,948	$2,901,243
Towers Watson & Co., Class A†	101,504	12,881,365
UniFirst Corp.†	21,633	2,449,505
Waste Management, Inc.(a)	111,767	5,535,819
West Corp.†	114,314	3,538,018

		91,213,208

Consumer Durables & Apparel — 8.1%
Brunswick Corp./DE	11,147	557,796
Carter’s, Inc.(a)*	97,762	9,762,513
Coach, Inc.(a)	13,565	518,319
Columbia Sportswear Co.	50,514	3,167,228
Deckers Outdoor Corp.(a)*	133,002	9,842,148
Fossil Group, Inc.†(a)*	178,781	15,014,028
Garmin Ltd. (Switzerland)(a)	327,814	14,813,915
Harman International Industries, Inc.†	31,835	4,150,647
Helen Of Troy Ltd. (Bemuda)*	5,142	450,491
Iconix Brand Group, Inc.(a)*	163,215	4,294,187
lululemon athletica, Inc.(a)*	82,704	5,263,283
Mattel, Inc.	121,662	3,426,002
Michael Kors Holdings Ltd. (British Virgin Islands)*	204,178	12,630,451
NVR, Inc.†*	1,568	2,079,936
PVH Corp.†(a)	51,902	5,364,072
Ralph Lauren Corp.†	25,873	3,451,717
Skechers U.S.A., Inc., Class A(a)*	12,215	1,098,373
Tupperware Brands Corp.(a)	119,246	7,972,788
Universal Electronics, Inc.*	37,506	2,023,074
Vera Bradley, Inc.(a)*	177,040	2,521,050
VF Corp.(a)	109,598	7,938,183
Wolverine World Wide, Inc.(a)	304,248	9,349,541

		125,689,742

Consumer Services — 4.0%
American Public Education, Inc.†*	35,011	976,457
Apollo Education Group, Inc.*	787	13,210
Boyd Gaming Corp.†(a)*	503,264	6,643,085
Capella Education Co.†	31,343	1,693,462
Cracker Barrel Old Country Store, Inc.(a)	18,256	2,418,555
DeVry Education Group, Inc.†	201,341	6,088,552
DineEquity, Inc.†	48,077	4,636,065
Hillenbrand, Inc.†(a)	88,515	2,601,456
Hyatt Hotels Corp.†(a)*	124,535	7,229,257
Interval Leisure Group, Inc.(a)	50,944	1,262,902
Jack in the Box, Inc.†	86,578	7,512,373

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

April 30, 2015

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Consumer Services — (Continued)
Marriott International, Inc., Class A(a)	6,069	$485,823
Pinnacle Entertainment, Inc.(a)*	42,218	1,551,934
Service Corp. International/US	265,868	7,359,226
Speedway Motorsports, Inc.†	2,027	46,418
Strayer Education, Inc.(a)*	6,497	329,528
Wyndham Worldwide Corp.†	130,316	11,128,986

		61,977,289

Food & Staples Retailing — 2.6%
CVS Health Corp.†	51,199	5,083,549
Fresh Market, Inc. (The)(a)*	74,427	2,615,365
Ingles Markets, Inc., Class A	1,275	53,371
Kroger Co. (The)	326	22,465
Rite Aid Corp.*	1,017,043	7,841,402
SpartanNash Co.(a)	10,163	306,618
SUPERVALU, Inc.†*	1,204,646	10,588,838
Wal-Mart Stores, Inc.	166,742	13,014,213
Weis Markets, Inc.(a)	8,529	378,261

		39,904,082

Food, Beverage & Tobacco — 13.8%
Altria Group, Inc.(a)	251,100	12,567,555
Archer-Daniels-Midland Co.†	126,677	6,191,972
B&G Foods, Inc.	21,822	663,389
Bunge, Ltd. (Bermuda)†	135,125	11,670,746
Coca-Cola Co. (The)	160,706	6,518,235
Coca-Cola Enterprises, Inc.†	152,281	6,762,799
ConAgra Foods, Inc.†(a)	404,988	14,640,316
Dr Pepper Snapple Group, Inc.†	210,449	15,695,286
Flowers Foods, Inc.†(a)	330,937	7,393,133
Hormel Foods Corp.(a)	26,747	1,453,699
Ingredion, Inc.†	57,899	4,597,181
Kellogg Co.†(a)	237,353	15,031,566
Keurig Green Mountain, Inc.	39,131	4,553,674
Lancaster Colony Corp.†	6,107	547,554
Lorillard, Inc.†	164,267	11,475,693
McCormick & Co., Inc., non-voting shares	15,547	1,170,689
Molson Coors Brewing Co., Class B	29,871	2,195,817
Monster Beverage Corp.†*	178,264	24,441,777
National Beverage Corp.(a)*	11,248	251,393
PepsiCo, Inc.	89,003	8,465,965
Philip Morris International, Inc.†	152,410	12,721,663
Pilgrim’s Pride Corp.(a)	880,514	21,748,696
Sanderson Farms, Inc.(a)	236,187	17,742,367

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Food, Beverage & Tobacco — (Continued)
Vector Group, Ltd.(a)	328,321	$7,272,310

		215,773,475

Health Care Equipment & Services — 8.1%
Abaxis, Inc.(a)	12,137	776,768
Air Methods Corp.(a)*	978	44,695
Amedisys, Inc.*	15,110	420,209
Anika Therapeutics, Inc.†*	86,663	2,956,942
Becton Dickinson and Co.	13,939	1,963,621
Cardinal Health, Inc.†(a)	94,835	7,998,384
Computer Programs & Systems, Inc.(a)	23,588	1,234,360
Cyberonics, Inc.(a)*	52,093	3,172,985
DENTSPLY International, Inc.†(a)	329,313	16,794,963
Edwards Lifesciences Corp.†*	85,187	10,788,934
Express Scripts Holding Co.†*	47,453	4,099,939
Globus Medical, Inc., Class A†*	34,384	821,434
Greatbatch, Inc.†*	54,559	2,941,821
Halyard Health, Inc.(a)*	83,626	4,054,189
ICU Medical, Inc.†*	29,883	2,521,229
Kindred Healthcare, Inc.(a)	353,452	8,111,723
Laboratory Corp. of America Holdings†*	38,426	4,594,213
MEDNAX, Inc.†(a)*	66,850	4,731,643
Medtronic PLC (Ireland)	27,266	2,029,954
Meridian Bioscience, Inc.(a)	39,349	697,264
Natus Medical, Inc.†*	85,420	3,221,188
Omnicare, Inc.	25,156	2,213,225
Quality Systems, Inc.†(a)	190,666	2,973,436
Quest Diagnostics, Inc.	72,451	5,174,450
St Jude Medical, Inc.	67,195	4,707,010
Teleflex, Inc.†(a)	61,077	7,510,028
Universal Health Services, Inc., Class B†	75,889	8,875,219
Varian Medical Systems, Inc.(a)*	50,530	4,489,590
VCA Antech, Inc.†*	135,286	6,895,527

		126,814,943

Household & Personal Products — 3.4%
Avon Products, Inc.†	804,391	6,571,874
Church & Dwight Co., Inc.	18,999	1,542,149
Clorox Co. (The)	42,934	4,555,297
Energizer Holdings, Inc.†	119,240	16,290,569
Estee Lauder Cos., Inc. (The), Class A	13,967	1,135,377
Inter Parfums, Inc.(a)	12,837	387,421

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

April 30, 2015

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Household & Personal Products — (Continued)
Procter & Gamble Co. (The)	154,744	$12,303,695
Revlon, Inc., Class A*	22,517	880,640
Spectrum Brands Holdings, Inc.†(a)	109,191	9,983,333

		53,650,355

Media — 4.9%
Comcast Corp., Class A	76,746	4,432,849
Cumulus Media, Inc., Class A*	30,547	69,647
Discovery Communications, Inc., Class A(a)*	148,475	4,804,651
Gannett Co., Inc.(a)	124,987	4,289,554
Interpublic Group of Cos, Inc. (The)	555,524	11,577,120
Loral Space & Communications, Inc.†*	23,903	1,649,307
Meredith Corp.	3,992	207,744
National CineMedia, Inc.	63,348	965,424
New York Times Co. (The), Class A(a)	283,244	3,792,637
Nexstar Broadcasting Group, Inc., Class A(a)	143,931	8,414,206
Omnicom Group, Inc.(a)	143,713	10,887,697
Scholastic Corp.	14,653	595,498
Scripps Networks Interactive, Inc., Class A(a)	26,496	1,851,011
Sinclair Broadcast Group, Inc., Class A(a)	115,299	3,532,761
Time Warner, Inc.	36,538	3,084,173
Time, Inc.(a)	299,140	6,829,366
Tribune Media Co., Class A†	154,554	8,665,843

		75,649,488

Pharmaceuticals, Biotechnology & Life Sciences — 12.3%
AbbVie, Inc.(a)	55,514	3,589,535
Amgen, Inc.†	104,913	16,566,812
Bio-Rad Laboratories, Inc.†(a)*	60,099	8,080,311
Depomed, Inc.†(a)*	350,420	8,150,769
Gilead Sciences, Inc.†(a)*	241,138	24,236,780
Johnson & Johnson†	193,493	19,194,506
Lannett Co., Inc.(a)*	329,180	18,927,850
Medivation, Inc.(a)*	16,906	2,041,230
Mettler-Toledo International, Inc.(a)*	19,187	6,082,471
NewLink Genetics Corp.(a)*	246,810	11,007,726
PAREXEL International Corp.†*	247,112	15,710,145
PDL BioPharma, Inc.(a)	880,928	5,875,790
Pfizer, Inc.†	429,890	14,586,168
Quintiles Transnational Holdings, Inc.†*	119,458	7,869,893

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
Sucampo Pharmaceuticals, Inc.(a)*	63,429	$1,126,499
United Therapeutics Corp.*	89,828	14,344,633
Valeant Pharmaceuticals International, Inc. (Canada)†*	45,196	9,804,368
Waters Corp.†*	32,032	4,010,086

		191,205,572

Retailing — 19.4%
Abercrombie & Fitch Co., Class A(a)	426,379	9,585,000
Asbury Automotive Group, Inc.*	14,595	1,226,418
Barnes & Noble, Inc.(a)*	295,117	6,463,062
Bed Bath & Beyond, Inc.(a)*	120,584	8,496,349
Best Buy Co., Inc.†(a)	398,049	13,792,398
Big Lots, Inc.†(a)	339,542	15,472,929
Brown Shoe Co., Inc.(a)	137,952	4,097,174
Buckle, Inc. (The)(a)	102,679	4,600,019
Burlington Stores, Inc.†*	118,822	6,127,651
Cato Corp. (The), Class A†(a)	81,431	3,203,496
Chico’s FAS, Inc.(a)	340,883	5,747,287
Children’s Place, Inc. (The)(a)	159,377	9,667,809
Core-Mark Holding Co., Inc.†(a)	43,010	2,267,057
Dick’s Sporting Goods, Inc.	332	18,014
Dillard’s, Inc., Class A†	82,331	10,833,936
Dollar General Corp.†	64,307	4,675,762
Dollar Tree, Inc.†*	125,308	9,574,784
Foot Locker, Inc.†(a)	184,319	10,957,765
GameStop Corp., Class A(a)	56,575	2,180,400
Gap, Inc. (The)†(a)	390,934	15,496,624
Genesco, Inc.*	58,244	3,936,712
Genuine Parts Co.†	72,362	6,501,726
GNC Holdings, Inc., Class A†(a)	106,583	4,588,398
Guess?, Inc.†(a)	611,710	11,200,410
Hibbett Sports, Inc.(a)*	143,490	6,715,332
Home Depot, Inc. (The)†(a)	34,863	3,729,644
JC Penney Co., Inc.(a)*	98,686	819,094
Kohl’s Corp.(a)	208,593	14,945,688
L Brands, Inc.(a)	3,365	300,696
Lands’ End, Inc.(a)*	142,314	4,181,185
Liberty Interactive Corp., Class A*	81,330	2,339,051
Lowe’s Cos., Inc.†(a)	172,861	11,903,208
Macy’s, Inc.†(a)	206,028	13,315,590
Michaels Cos., Inc. (The)*	131,558	3,402,090
Murphy USA, Inc.†(a)*	154,618	10,101,194
Office Depot, Inc.†(a)*	790,035	7,284,123

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

April 30, 2015

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
Outerwall, Inc.(a)	209,087	$13,889,649
Ross Stores, Inc.†	80,714	7,981,000
Sally Beauty Holdings, Inc.†*	252,204	7,871,287
Target Corp.	149,469	11,782,641
TJX Cos., Inc. (The)†	120,869	7,800,885
Zumiez, Inc.†(a)*	110,553	3,505,636

		302,579,173

Semiconductors & Semiconductor Equipment — 10.1%
Advanced Energy Industries, Inc.†*	181,965	4,450,864
Altera Corp.†	27,658	1,152,785
Applied Materials, Inc.	730,516	14,456,912
Cabot Microelectronics Corp.†*	74,428	3,520,444
Cypress Semiconductor Corp.	208,846	2,781,829
Diodes, Inc.†(a)*	75,135	2,007,607
Fairchild Semiconductor International, Inc.(a)*	433,420	7,873,074
First Solar, Inc.†(a)*	287,066	17,129,228
Integrated Device Technology, Inc.†(a)*	490,542	8,922,959
Intel Corp.†	307,578	10,011,664
Linear Technology Corp.	108,718	5,015,161
Marvell Technology Group Ltd. (Bermuda)†	946,899	13,266,055
Micron Technology, Inc.(a)*	73,192	2,058,891
Microsemi Corp.*	3,754	125,233
MKS Instruments, Inc.†(a)	123,549	4,300,741
NVIDIA Corp.(a)	25,969	576,382
Pentair PLC (Ireland)†*	132,261	8,220,021
Qorvo, Inc.*	49,899	3,288,843
Rambus, Inc.*	51,145	707,847
Skyworks Solutions, Inc.†	96,702	8,920,759
Teradyne, Inc.	758,293	13,838,847
Tessera Technologies, Inc.(a)	245,376	8,860,527
Texas Instruments, Inc.†	286,810	15,547,970

		157,034,643

Software & Services — 16.6%
Accenture PLC, Class A (Ireland)†(a)	103,650	9,603,172
Advent Software, Inc.(a)	53,076	2,304,029
Amdocs, Ltd. (Channel Islands)†	121,946	6,715,566
ANSYS, Inc.†*	11,561	992,396
Aspen Technology, Inc.†(a)*	203,816	9,047,392
Automatic Data Processing, Inc.	39,336	3,325,465
AVG Technologies NV (Netherlands)†*	120,696	2,887,048

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
Booz Allen Hamilton Holding Corp.†	240,996	$6,627,390
Broadridge Financial Solutions, Inc.†	168,213	9,070,045
CA, Inc.†	210,229	6,678,975
CACI International, Inc., Class A†*	3,695	326,047
CGI Group, Inc., Class A (Canada)(a)*	148,902	6,264,307
Computer Sciences Corp.†(a)	271,655	17,508,165
DST Systems, Inc.†	108,523	12,488,827
Electronic Arts, Inc.†(a)*	363,999	21,144,702
Engility Holdings, Inc.†(a)	48,518	1,352,197
Euronet Worldwide, Inc.(a)*	28,900	1,690,072
International Business Machines Corp.(a)	32,101	5,498,580
Jack Henry & Associates, Inc.(a)	19,578	1,302,133
Leidos Holdings, Inc.†	218,793	9,110,541
MAXIMUS, Inc.†	69,658	4,458,809
Microsoft Corp.†	16,870	820,557
MicroStrategy, Inc., Class A*	2,098	382,088
NetScout Systems, Inc.(a)*	103,666	4,260,673
NeuStar, Inc., Class A(a)*	379,847	11,395,410
NIC, Inc.†	86,852	1,476,484
Oracle Corp.†	90,598	3,951,885
Progress Software Corp.†*	13,589	358,750
Rovi Corp.†(a)*	123,268	2,281,691
Science Applications International Corp.†	132,682	6,647,368
Sykes Enterprises, Inc.†*	50,137	1,254,929
Symantec Corp.†	253,851	6,327,236
Take-Two Interactive Software, Inc.(a)*	252,209	5,977,353
Teradata Corp.(a)*	389,264	17,123,723
TiVo, Inc.(a)*	563,727	6,229,183
VASCO Data Security International, Inc.(a)*	160,753	4,086,341
VeriSign, Inc.(a)*	213,959	13,588,536
Virtusa Corp.†*	14,737	586,533
Visa, Inc., Class A†	49,081	3,241,800
WebMD Health Corp.*	62,964	2,779,861
Western Union Co. (The)(a)	794,658	16,115,664
Xerox Corp.†	1,015,156	11,674,294

		258,956,217

Technology Hardware & Equipment — 17.1%
ADTRAN, Inc.	107,434	1,784,479
Anixter International, Inc.*	2,208	155,885
Apple, Inc.†	129,908	16,257,986
ARRIS Group, Inc.†*	485,243	16,340,558

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

April 30, 2015

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (Continued)
Arrow Electronics, Inc.†*	212,502	$12,688,494
Avnet, Inc.†	71,517	3,048,770
AVX Corp.†(a)	63,126	869,245
Benchmark Electronics, Inc.†*	49,765	1,170,970
Brocade Communications Systems, Inc.†	1,455,087	16,442,483
CDW Corp./DE†(a)	253,238	9,704,080
Celestica, Inc. (Canada)*	100,594	1,228,253
Cisco Systems, Inc.†	184,043	5,305,960
Coherent, Inc.†*	56,476	3,388,560
CommScope Holding Co., Inc.†*	310,120	9,151,641
Corning, Inc.	476,900	9,981,517
Diebold, Inc.†(a)	211,616	7,357,888
F5 Networks, Inc.†*	5,303	647,072
FEI Co.	8,471	639,222
FLIR Systems, Inc.†	113,693	3,511,977
Harris Corp.†	137,117	11,002,268
Hewlett-Packard Co.†	343,878	11,337,658
Insight Enterprises, Inc.†*	77,594	2,220,740
InterDigital, Inc./PA†(a)	186,298	10,194,227
Itron, Inc.(a)*	20,467	733,947
Jabil Circuit, Inc.(a)	88,821	2,000,249
Juniper Networks, Inc.†	222,613	5,883,662
Lexmark International, Inc., Class A(a)	147,384	6,542,376
Littelfuse, Inc.	4,357	426,942
Methode Electronics, Inc.†	154,450	6,557,947
NCR Corp.†(a)*	582,443	15,982,236
NetApp, Inc.†(a)	303,071	10,986,324
NETGEAR, Inc.*	75,509	2,285,657
OSI Systems, Inc.†*	54,784	3,682,033
Polycom, Inc.(a)*	547,772	7,148,425
QUALCOMM, Inc.	175,349	11,923,732
Rogers Corp.†*	26,795	1,948,264
SanDisk Corp.†(a)	127,443	8,531,034
Sanmina Corp.†(a)*	206,715	4,202,516
Vishay Intertechnology, Inc.(a)	475,318	6,027,032
Western Digital Corp.†	157,598	15,403,629
Zebra Technologies Corp., Class A†*	14,946	1,376,228

		266,072,166

Telecommunication Services — 3.1%
Arista Networks, Inc.(a)*	17,393	1,113,326
Atlantic Tele-Network, Inc.†	4,596	303,428
BCE, Inc.(a)	76,015	3,353,022
CenturyLink, Inc.†(a)	205,226	7,379,927

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Telecommunication Services — (Continued)
Frontier Communications Corp.(a)	1,746,011	$11,977,635
Intelsat SA (Luxembourg)(a)*	72,155	908,431
Rogers Communications, Inc., Class B (Canada)(a)	148,299	5,295,757
Shenandoah Telecommunications Co.	9,895	340,982
Verizon Communications, Inc.†(a)	338,770	17,087,559
Windstream Holdings, Inc.(a)	32,766	382,703

		48,142,770

Transportation — 4.1%
American Airlines Group, Inc.†	37,980	1,833,864
ArcBest Corp.†(a)	128,290	4,579,953
CH Robinson Worldwide, Inc.(a)	22,709	1,462,232
Con-way, Inc.†	109,437	4,497,861
Delta Air Lines, Inc.†(a)	363,240	16,215,034
Landstar System, Inc.(a)	89,960	5,605,408
Matson, Inc.†	121,675	4,927,837
Southwest Airlines Co.†	290,649	11,788,723
United Continental Holdings, Inc.†*	210,352	12,566,429

		63,477,341

TOTAL COMMON STOCKS (Cost $2,464,177,547)		2,706,888,283

TOTAL LONG POSITIONS - 173.7%		2,706,888,283

(Cost $2,464,177,547)

SHORT POSITIONS — (74.5)%
COMMON STOCKS — (73.7)%
Automobiles & Components — (0.9)%
BorgWarner, Inc.	(19,315)	(1,143,448)
Cooper-Standard Holding, Inc.*	(744)	(45,399)
Federal-Mogul Holdings Corp.*	(63,206)	(815,357)
Ford Motor Co.	(11,532)	(182,206)
Gentherm, Inc.*	(7,831)	(412,929)
Lear Corp.	(14,976)	(1,662,785)
Superior Industries International, Inc.	(5,354)	(99,584)
Tesla Motors, Inc.*	(43,464)	(9,825,037)

		(14,186,745)

Capital Goods — (8.7)%
AAR Corp.	(112,777)	(3,410,376)
Advanced Drainage Systems, Inc.	(181,804)	(5,090,512)
AECOM*	(274,112)	(8,650,975)
Alamo Group, Inc.	(730)	(45,099)
Applied Industrial Technologies, Inc.	(110,245)	(4,604,934)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

April 30, 2015

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Astec Industries, Inc.	(26,261)	$(1,105,063)
Astronics Corp.*	(6,727)	(452,794)
Babcock & Wilcox Co. (The)	(109,725)	(3,546,312)
Beacon Roofing Supply, Inc.*	(182,107)	(5,412,220)
Briggs & Stratton Corp.	(176,457)	(3,449,734)
Builders FirstSource, Inc.*	(89,864)	(1,146,665)
CAE, Inc. (Canada)	(22,419)	(278,220)
Comfort Systems Usa, Inc.	(74,964)	(1,551,005)
Donaldson Co., Inc.	(32,728)	(1,223,045)
Dycom Industries, Inc.*	(24,142)	(1,110,049)
Encore Wire Corp.	(10,419)	(468,959)
EnerSys.	(555)	(37,684)
EnPro Industries, Inc.*	(2,579)	(165,082)
Exelis, Inc.	(99,964)	(2,451,117)
Graco, Inc.	(4,817)	(344,994)
Granite Construction, Inc.	(9,720)	(337,381)
Hexcel Corp.	(13,211)	(662,532)
Ingersoll-Rand PLC (Ireland)	(25,178)	(1,657,720)
Joy Global, Inc.	(16,693)	(711,789)
Kbr, Inc.	(390,921)	(6,829,390)
Lennox International, Inc.	(29,434)	(3,118,827)
MasTec, Inc.*	(205,354)	(3,684,051)
MRC Global, Inc.*	(700,810)	(10,231,826)
MSC Industrial Direct Co., Inc., Class A	(16,752)	(1,190,397)
NCI Building Systems, Inc.*	(22,695)	(351,319)
Nortek, Inc.*	(6,807)	(576,008)
Oshkosh Corp.	(152,406)	(8,205,539)
Ply Gem Holdings, Inc.*	(71,130)	(965,945)
Polypore International, Inc.*	(29,744)	(1,741,809)
Power Solutions International, Inc.*	(18,316)	(1,168,561)
Primoris Services Corp.	(148,946)	(2,864,232)
Proto Labs, Inc.*	(24,640)	(1,724,800)
Quanex Building Products Corp.	(12,401)	(239,339)
Quanta Services, Inc.*	(263,097)	(7,606,134)
Raven Industries, Inc.	(82,610)	(1,647,243)
Rush Enterprises, Inc., Class A*	(26,601)	(695,350)
Sensata Technologies Holding NV (Netherlands)*	(156,897)	(8,662,283)
SolarCity Corp.*	(78,940)	(4,740,347)
Taser International, Inc.*	(211,501)	(6,385,215)
Textainer Group Holdings Ltd. (Bermuda)	(76,412)	(2,315,284)
Titan International, Inc.	(17,669)	(183,581)

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Toro Co. (The)	(52,317)	$(3,507,332)
Tutor Perini Corp.*	(132,972)	(2,819,006)
Universal Forest Products, Inc.	(11,592)	(641,269)
Valmont Industries, Inc.	(70)	(8,821)
WABCO Holdings, Inc.*	(23,253)	(2,893,836)
Watsco, Inc.	(23,302)	(2,802,998)

		(135,715,003)

Commercial & Professional Services — (2.1)%
ABM Industries, Inc.	(30)	(961)
Acacia Research Corp.	(40,828)	(449,925)
ADT Corp. (The)	(22,604)	(849,910)
Advisory Board Co. (The)*	(148,090)	(7,684,390)
Brink’s Co./The	(2,233)	(59,107)
Clean Harbors, Inc.*	(1,655)	(91,439)
Covanta Holding Corp.	(21,845)	(443,235)
ICF International, Inc.*	(6,651)	(256,063)
Kelly Services, Inc., Class A	(51,204)	(840,770)
Knoll, Inc.	(80,984)	(1,844,006)
Paylocity Holding Corp.*	(36,591)	(1,030,037)
Rollins, Inc.	(15,092)	(374,282)
Tetra Tech, Inc.	(90,889)	(2,464,001)
TriNet Group, Inc.*	(41,479)	(1,452,595)
TrueBlue, Inc.*	(155,965)	(4,488,673)
United Stationers, Inc.	(73,814)	(2,997,587)
US Ecology, Inc.	(84,114)	(3,945,788)
WageWorks, Inc.*	(57,319)	(2,888,878)

		(32,161,647)

Consumer Durables & Apparel — (5.7)%
Crocs, Inc.*	(457,409)	(6,037,799)
DR Horton, Inc.	(73,804)	(1,874,622)
Gildan Activewear, Inc. (Canada)	(233,574)	(7,406,632)
Hanesbrands, Inc.	(154,757)	(4,809,848)
Hovnanian Enterprises, Inc., Class A*	(28,077)	(87,600)
KB Home	(252,520)	(3,659,015)
La-Z-Boy, Inc.	(128,201)	(3,360,148)
Libbey, Inc.	(4,108)	(161,650)
MDC Holdings, Inc.	(300,352)	(8,061,448)
Meritage Homes Corp.*	(199,734)	(8,542,623)
PulteGroup, Inc.	(343,666)	(6,632,754)
Ryland Group, Inc. (The)	(48,939)	(2,017,266)
Smith & Wesson Holding Corp.*	(386,189)	(5,740,699)
Standard Pacific Corp.*	(872,512)	(7,067,347)
Taylor Morrison Home Corp., Class A*	(76,491)	(1,416,613)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

April 30, 2015

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — (Continued)
Tri Pointe Homes, Inc.*	(471,842)	$(6,737,904)
Under Armour, Inc., Class A*	(82,458)	(6,394,618)
Whirlpool Corp.	(29,051)	(5,101,356)
William Lyon Homes, Class A*	(161,655)	(3,499,831)

		(88,609,773)

Consumer Services — (5.0)%
2U, Inc.*	(72,241)	(1,922,333)
Carnival Corp. (Panama)	(23,160)	(1,018,345)
Churchill Downs, Inc.	(22,218)	(2,647,719)
ClubCorp Holdings, Inc.	(103,046)	(2,255,677)
Fiesta Restaurant Group, Inc.*	(56,487)	(2,855,418)
Grand Canyon Education, Inc.*	(1,900)	(86,032)
International Speedway Corp., Class A	(67,250)	(2,445,210)
Krispy Kreme Doughnuts, Inc.*	(73,926)	(1,315,883)
Life Time Fitness, Inc.*	(109,922)	(7,859,423)
Matthews International Corp., Class A	(2,075)	(100,700)
MGM Resorts International*	(221,506)	(4,684,852)
Noodles & Co.*	(14,979)	(299,880)
Norwegian Cruise Line Holdings Ltd. (Bermuda)*	(148,425)	(7,200,097)
Panera Bread Co., Class A*	(26,612)	(4,856,158)
Papa John’s International, Inc.	(7,482)	(459,170)
Penn National Gaming, Inc.*	(473,257)	(7,609,973)
Red Robin Gourmet Burgers, Inc.*	(54,293)	(4,076,861)
Regis Corp.*	(89,060)	(1,471,271)
Royal Caribbean Cruises, Ltd. (Liberia)*	(78,489)	(5,341,961)
Six Flags Entertainment Corp.	(24,373)	(1,146,018)
Starwood Hotels & Resorts Worldwide, Inc.	(2,334)	(200,607)
Texas Roadhouse, Inc.	(56,063)	(1,883,717)
Wendy’s Co. (The)	(459,301)	(4,648,126)
Wynn Resorts Ltd.	(76,737)	(8,523,179)
Yum! Brands, Inc.	(34,488)	(2,964,588)
Zoe’s Kitchen, Inc.*	(5,276)	(161,604)

		(78,034,802)

Food & Staples Retailing — (0.7)%
PriceSmart, Inc.	(25,830)	(2,078,282)
Smart & Final Stores, Inc.*	(26,693)	(462,323)
Sprouts Farmers Market, Inc.*	(79,191)	(2,532,924)
United Natural Foods, Inc.*	(78,871)	(5,320,638)

		(10,394,167)

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Food, Beverage & Tobacco — (3.8)%
Boston Beer Co., Inc. (The), Class A*	(6,536)	$(1,619,621)
Boulder Brands, Inc.*	(146,902)	(1,401,445)
Calavo Growers, Inc.	(17,727)	(897,873)
Coca-Cola Bottling Co. Consolidated	(9,647)	(1,090,111)
Constellation Brands, Inc., Class A*	(33,332)	(3,864,512)
Cott Corp.	(227,006)	(1,977,222)
Darling Ingredients, Inc.*	(508,680)	(6,948,569)
Dean Foods Co.	(365,967)	(5,946,964)
J&J Snack Foods Corp.	(5,714)	(596,142)
JM Smucker Co._(The)	(12,990)	(1,505,801)
Kraft Foods Group, Inc.	(46,251)	(3,919,772)
Post Holdings, Inc.*	(175,440)	(8,235,154)
Snyders-Lance, Inc.	(43,546)	(1,285,913)
TreeHouse Foods, Inc.*	(85,890)	(6,979,421)
Tyson Foods, Inc.	(44,007)	(1,738,276)
Universal Corp.	(92,612)	(4,355,542)
WhiteWave Foods Co. (The)*	(170,939)	(7,516,188)

		(59,878,526)

Health Care Equipment & Services — (9.9)%
Abiomed, Inc.*	(18,659)	(1,179,622)
Acadia Healthcare Co., Inc.*	(62,407)	(4,274,880)
Accuray, Inc.*	(186,965)	(1,520,025)
Adeptus Health, Inc., Class A*	(42,158)	(2,675,768)
Allscripts Healthcare Solutions, Inc.*	(609,171)	(8,101,974)
AmerisourceBergen Corp.	(22,192)	(2,536,546)
AMN Healthcare Services, Inc.*	(160,745)	(3,666,593)
Analogic Corp.	(40,320)	(3,407,040)
AngioDynamics, Inc.*	(6,044)	(100,874)
athenahealth, Inc.*	(60,333)	(7,400,446)
Bio-Techne Corp.	(45,388)	(4,355,432)
Boston Scientific Corp.*	(16,815)	(299,643)
Brookdale Senior Living, Inc.*	(232,104)	(8,409,128)
Cantel Medical Corp.	(17,399)	(779,301)
Capital Senior Living Corp.*	(37,822)	(989,802)
Cardiovascular Systems, Inc.*	(96,926)	(3,033,784)
Catamaran Corp. (Canada)*	(33,171)	(1,968,699)
Cerner Corp.*	(34,585)	(2,483,549)
Community Health Systems, Inc.*	(51,600)	(2,769,888)
Cooper Cos., Inc. (The)	(34,710)	(6,180,810)
Cynosure, Inc., Class A*	(3,480)	(116,302)
DexCom, Inc.*	(72,131)	(4,873,892)
Endologix, Inc.*	(250,647)	(3,900,067)
Ensign Group, Inc._(The)	(59,402)	(2,501,418)
HealthSouth Corp.	(121,750)	(5,505,535)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

April 30, 2015

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
HeartWare International, Inc.*	(51,517)	$(3,900,352)
Hill-Rom Holdings, Inc.	(146,243)	(7,303,375)
IDEXX Laboratories, Inc.*	(8,086)	(1,013,742)
Insulet Corp.*	(247,544)	(7,389,188)
Intuitive Surgical, Inc.*	(8,233)	(4,083,403)
K2M Group Holdings, Inc.*	(65,764)	(1,381,702)
LDR Holding Corp.*	(106,383)	(3,601,065)
LifePoint Hospitals, Inc.*	(4,918)	(368,260)
Medidata Solutions, Inc.*	(6,950)	(371,338)
Novadaq Technologies, Inc. (Canada)*	(134,349)	(1,452,313)
NuVasive, Inc.*	(21,859)	(977,753)
NxStage Medical, Inc.*	(193,092)	(3,539,376)
Ocular Therapeutix, Inc.*	(11,876)	(260,678)
Owens & Minor, Inc.	(150,633)	(5,079,345)
Providence Service Corp. (The)*	(52,943)	(2,251,136)
ResMed, Inc.	(25,004)	(1,598,756)
Select Medical Holdings Corp.	(39,972)	(581,593)
Spectranetics Corp. (The)*	(166,172)	(4,262,312)
Thoratec Corp.*	(138,923)	(5,572,202)
Tornier NV (Netherlands)*	(93,331)	(2,414,473)
Wright Medical Group, Inc.*	(299,839)	(7,606,915)
Zeltiq Aesthetics, Inc.*	(194,975)	(5,985,732)

		(154,026,027)

Household & Personal Products — (0.0)%
WD-40 Co.	(4,689)	(379,621)

		(379,621)

Media — (1.4)%
Carmike Cinemas, Inc.*	(111,011)	(3,350,312)
Charter Communications, Inc., Class A*	(6,385)	(1,194,378)
Clear Channel Outdoor Holdings, Inc., Class A*	(14,687)	(167,138)
Liberty Global PLC, Class C (United Kingdom)*	(48,565)	(2,450,104)
Live Nation Entertainment, Inc.*	(111,871)	(2,803,487)
Media General, Inc.*	(400,385)	(6,762,503)
New Media Investment Group, Inc.	(9,361)	(216,520)
Rentrak Corp.*	(42,853)	(2,031,232)
Thomson Reuters Corp. (Canada)	(22,119)	(908,206)
World Wrestling Entertainment, Inc., Class A	(134,321)	(1,802,588)

		(21,686,468)

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (2.7)%
Acceleron Pharma, Inc.*	(7,503)	$(207,458)
Achillion Pharmaceuticals, Inc.*	(2,682)	(23,467)
Aegerion Pharmaceuticals, Inc.*	(17,960)	(417,750)
Agios Pharmaceuticals, Inc.*	(8,517)	(786,460)
Akorn, Inc.*	(4,172)	(173,722)
Albany Molecular Research, Inc.*	(90,966)	(1,642,846)
Alnylam Pharmaceuticals, Inc.	(2,907)	(296,136)
Bellicum Pharmaceuticals, Inc.*	(3,399)	(81,508)
BioCryst Pharmaceuticals, Inc.*	(235,794)	(2,190,526)
BioDelivery Sciences International, Inc.*	(164,403)	(1,325,088)
Celldex Therapeutics, Inc.*	(21,547)	(517,128)
Cempra, Inc.	(32,685)	(1,029,251)
Chimerix, Inc.*	(699)	(23,766)
Coherus Biosciences, Inc.*	(44,481)	(968,351)
Diplomat Pharmacy, Inc.*	(127,903)	(4,581,485)
Endo International PLC (Ireland)*	(18,208)	(1,530,655)
Fluidigm Corp.*	(109,641)	(4,107,152)
Genomic Health, Inc.*	(50,763)	(1,374,154)
Horizon Pharma PLC (Ireland)*	(23,947)	(673,390)
Infinity Pharmaceuticals, Inc.	(14,496)	(183,664)
Intra-cellular Therapies, Inc.*	(53,506)	(1,094,198)
MacroGenics, Inc.*	(37,788)	(1,081,115)
Medicines Co. (The)*	(158,070)	(4,048,173)
Nektar Therapeutics*	(219,308)	(2,087,812)
Novavax, Inc.*	(128,654)	(994,495)
Ophthotech Corp.*	(49)	(2,219)
OvaScience, Inc.*	(3,561)	(88,117)
Pacira Pharmaceuticals, Inc.*	(3,812)	(261,046)
Prothena Corp. PLC*	(1,182)	(38,309)
PTC Therapeutics, Inc.*	(28,223)	(1,658,101)
Raptor Pharmaceutical Corp.*	(21,094)	(213,471)
Relypsa, Inc.*	(643)	(18,602)
Seattle Genetics, Inc.*	(17,782)	(610,634)
Synageva BioPharma Corp.*	(12,859)	(1,182,514)
Tetraphase Pharmaceuticals, Inc.*	(85,591)	(3,019,650)
TG Therapeutics, Inc.*	(7,428)	(103,695)
Ultragenyx Pharmaceutical, Inc.*	(5,882)	(331,921)
Vertex Pharmaceuticals, Inc.*	(10,843)	(1,336,725)
ZS Pharma, Inc.*	(25,036)	(953,120)

		(41,257,874)

Retailing — (5.3)%
1-800-Flowers.com, Inc., Class A	(57,305)	(605,714)
Advance Auto Parts, Inc.	(32,306)	(4,619,758)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

April 30, 2015

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
CarMax, Inc.*	(73,114)	$(4,979,795)
Etsy, Inc.*	(46,652)	(1,037,540)
Expedia, Inc.	(46,868)	(4,416,372)
Finish Line, Inc. (The), Class A	(108,073)	(2,651,031)
FTD Cos, Inc.*	(78,714)	(2,246,498)
Group 1 Automotive, Inc.	(19,236)	(1,519,259)
Groupon, Inc.*	(760,160)	(5,260,307)
Habit Restaurants, Inc. (The), Class A*	(55,351)	(1,833,225)
HomeAway, Inc.*	(22,519)	(629,406)
Lithia Motors, Inc., Class A	(72,177)	(7,198,212)
LKQ Corp.*	(164,823)	(4,461,759)
Mattress Firm Holding Corp.*	(58,182)	(3,437,393)
Men’s Wearhouse, Inc. (The)	(60,620)	(3,430,486)
Monro Muffler Brake, Inc.	(54,274)	(3,250,470)
Netflix, Inc.*	(5,614)	(3,124,191)
Orbitz Worldwide, Inc.*	(25,102)	(294,195)
Penske Automotive Group, Inc.	(15,303)	(746,939)
Performance Sports Group Ltd. (Canada)*	(28,296)	(574,409)
Pier 1 Imports, Inc.	(537,689)	(6,801,766)
Restoration Hardware Holdings, Inc.*	(2,147)	(185,007)
Shutterfly, Inc.*	(112,865)	(5,051,837)
Signet Jewelers Ltd. (Bermuda)	(13,611)	(1,825,643)
Tuesday Morning Corp.*	(153,248)	(2,424,383)
Vista Outdoor, Inc.*	(10,610)	(464,294)
Walgreens Boots Alliance, Inc.	(75,919)	(6,295,963)
Wayfair, Inc.*	(27,361)	(878,835)
Zillow Group, Inc.	—	(27)
zulily, Inc., Class A*	(161,768)	(2,016,438)

		(82,261,152)

Semiconductors & Semiconductor Equipment — (4.0)%
Advanced Micro Devices, Inc.*	(2,204,148)	(4,981,374)
Analog Devices, Inc.	(23,869)	(1,476,059)
Atmel Corp.	(511,026)	(3,873,577)
Cavium, Inc.*	(44,160)	(2,861,126)
Cree, Inc.*	(260,218)	(8,243,706)
Entegris, Inc.*	(294,004)	(3,913,193)
Freescale Semiconductor Ltd. (Bermuda)*	(114,202)	(4,464,156)
Inphi Corp.*	(197,977)	(4,246,607)
Intersil Corp.	(21,564)	(287,879)
Lattice Semiconductor Corp.*	(245,164)	(1,453,823)

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Semiconductors & Semiconductor Equipment — (Continued)
M/A-COM Technology Solutions Holdings, Inc.*	(174,506)	$(5,317,198)
Micrel, Inc.	(107,374)	(1,460,286)
Monolithic Power Systems, Inc.	(15,743)	(815,960)
Power Integrations, Inc.	(95,473)	(4,724,959)
Semtech Corp.*	(11,160)	(259,916)
Silicon Laboratories, Inc.*	(18,908)	(976,976)
SunEdison, Inc.*	(131,255)	(3,323,377)
Synaptics, Inc.*	(42,083)	(3,565,272)
Ultratech, Inc.*	(50,423)	(1,006,443)
Veeco Instruments, Inc.*	(175,205)	(5,170,300)

		(62,422,187)

Software & Services — (11.5)%
ACI Worldwide, Inc.*	(47,815)	(1,101,179)
Acxiom Corp.*	(54,554)	(952,513)
Akamai Technologies, Inc.*	(15,067)	(1,111,643)
Autodesk, Inc.*	(137,269)	(7,800,997)
Barracuda Networks, Inc.*	(102,393)	(4,149,988)
Blackbaud, Inc.	(73,226)	(3,700,110)
Blackhawk Network Holdings, Inc., Class B*	(40,890)	(1,501,072)
Bottomline Technologies de, Inc.*	(51,202)	(1,370,166)
Callidus Software, Inc.*	(155,084)	(1,915,287)
Cardtronics, Inc.	(32,684)	(1,233,167)
Castlight Health, Inc., Class B*	(190,369)	(1,433,479)
Cimpress NV (Netherlands)*	(320)	(26,861)
CommVault Systems, Inc.*	(188,925)	(8,643,319)
comScore, Inc.*	(4,892)	(256,145)
Convergys Corp.	(238,732)	(5,414,442)
CoreLogic, Inc.*	(56,789)	(2,221,018)
Cornerstone OnDemand, Inc.*	(36,202)	(1,036,463)
CoStar Group, Inc.*	(2,365)	(483,477)
Cvent, Inc.*	(70,516)	(1,895,470)
Dealertrack Technologies, Inc.*	(43,322)	(1,702,988)
Ellie Mae, Inc.*	(126,476)	(6,956,180)
Fair Isaac Corp.	(64,653)	(5,719,204)
FireEye, Inc.*	(22,716)	(938,171)
Fleetcor Technologies, Inc.	(7,785)	(1,252,529)
Fortinet, Inc.*	(223,662)	(8,441,004)
Gigamon, Inc.*	(12,956)	(381,295)
Global Eagle Entertainment, Inc.*	(152,139)	(1,942,815)
Global Payments, Inc.	(775)	(77,717)
Globant SA, (Luxembourg)*	(29,510)	(620,005)
Guidewire Software, Inc.*	(2,304)	(115,085)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

April 30, 2015

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
Heartland Payment Systems, Inc.	(17,879)	$(910,041)
Hortonworks, Inc.*	(8,289)	(167,189)
HubSpot, Inc.*	(70,200)	(2,717,442)
Imperva, Inc.*	(92,653)	(4,226,830)
Infoblox, Inc.*	(32,713)	(770,718)
Interactive Intelligence Group, Inc.*	(57,125)	(2,512,357)
LivePerson, Inc.*	(95,202)	(894,899)
LogMeIn, Inc.*	(7,637)	(490,143)
Manhattan Associates, Inc.*	(45,427)	(2,387,643)
Marketo, Inc.*	(119,232)	(3,392,150)
Mentor Graphics Corp.	(103,866)	(2,485,513)
Monotype Imaging Holdings, Inc.	(4,889)	(158,453)
NetSuite, Inc.*	(73,506)	(7,024,968)
New Relic, Inc.*	(56,718)	(1,842,768)
Nuance Communications, Inc.*	(456,815)	(7,002,974)
Proofpoint, Inc.*	(109,509)	(5,911,296)
PROS Holdings, Inc.*	(99,654)	(2,215,308)
Qlik Technologies, Inc.*	(233,926)	(8,138,286)
RealPage, Inc.*	(88,371)	(1,753,281)
Red Hat, Inc.*	(20,815)	(1,566,537)
salesforce.com inc*	(53,111)	(3,867,543)
ServiceNow, Inc.*	(31,806)	(2,380,997)
Shutterstock, Inc.*	(5,468)	(369,035)
Splunk, Inc.*	(96,606)	(6,409,325)
Synchronoss Technologies, Inc.*	(179,973)	(8,257,161)
TeleTech Holdings, Inc.*	(43,808)	(1,136,379)
Twitter, Inc.*	(22,857)	(890,509)
Ultimate Software Group, Inc. (The)*	(20,490)	(3,405,848)
Varonis Systems, Inc.*	(62,753)	(1,804,149)
Verifone Systems, Inc.*	(24,814)	(887,597)
Verint Systems, Inc.*	(28,971)	(1,779,689)
Workday, Inc., Class A*	(94,386)	(8,608,947)
Yelp, Inc.*	(4,117)	(162,169)
Zendesk, Inc.*	(49,971)	(1,152,331)
Zynga, Inc., Class A*	(3,132,319)	(7,674,182)

		(179,748,446)

Technology Hardware & Equipment — (5.7)%
Amkor Technology, Inc.*	(426,782)	(3,000,277)
Badger Meter, Inc.	(17,577)	(1,093,641)
Belden, Inc.	(10,364)	(870,058)
CalAmp Corp.*	(85,318)	(1,681,618)
Cray, Inc.*	(124,957)	(3,510,042)
Dolby Laboratories, Inc., Class A	(28,123)	(1,132,232)
Electronics For Imaging, Inc.*	(53,473)	(2,231,428)

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (Continued)
FARO Technologies, Inc.*	(67,929)	$(2,705,612)
Finisar Corp.*	(391,834)	(7,965,985)
Ingram Micro, Inc., Class A*	(291,701)	(7,339,197)
Ixia*	(162,051)	(1,941,371)
JDS Uniphase Corp.*	(394,271)	(4,991,471)
Knowles Corp.*	(137,974)	(2,644,962)
Mitel Networks Corp. (Canada)*	(197,677)	(1,836,419)
MTS Systems Corp.	(28,803)	(2,032,916)
Nimble Storage, Inc.*	(319,283)	(7,809,662)
Plexus Corp.*	(72,868)	(3,136,967)
QLogic Corp.*	(316,765)	(4,656,446)
Ruckus Wireless, Inc.*	(278,133)	(3,248,593)
ScanSource, Inc.*	(30,745)	(1,225,188)
Stratasys Ltd. (Israel)*	(27,596)	(1,033,470)
Super Micro Computer, Inc.*	(117,844)	(3,390,372)
SYNNEX Corp.	(55,909)	(4,277,038)
TE Connectivity Ltd. (Switzerland)	(6,203)	(412,810)
Trimble Navigation Ltd.*	(58,919)	(1,498,310)
Universal Display Corp.*	(192,678)	(8,491,319)
Zayo Group Holdings, Inc.*	(151,841)	(4,031,379)

		(88,188,783)

Telecommunication Services — (1.7)%
8x8, Inc.*	(336,800)	(2,940,264)
Cogent Communications Holdings, Inc.	(100,956)	(3,532,450)
Consolidated Communications Holdings, Inc.	(131,580)	(2,772,391)
Iridium Communications, Inc.*	(425,860)	(4,330,996)
Level 3 Communications, Inc.*	(27,216)	(1,522,469)
RingCentral, Inc., Class A*	(210,692)	(3,630,223)
Sprint Corp.*	(800,708)	(4,107,632)
T-Mobile US, Inc.*	(67,243)	(2,288,952)
United States Cellular Corp.*	(41,116)	(1,518,414)

		(26,643,791)

Transportation — (4.6)%
Allegiant Travel Co.	(22,908)	(3,522,334)
Atlas Air Worldwide Holdings, Inc.*	(89,811)	(4,377,388)
CSX Corp.	(9,479)	(342,097)
Echo Global Logistics, Inc.	(13,821)	(399,427)
Forward Air Corp.	(26,956)	(1,357,774)
Genesee & Wyoming, Inc., Class A*	(19,021)	(1,768,002)
Hawaiian Holdings, Inc.*	(153,394)	(3,540,334)
Hub Group, Inc., Class A*	(87,832)	(3,504,497)
JB Hunt Transport Services, Inc.	(41,790)	(3,644,088)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Concluded)

April 30, 2015

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Transportation — (Continued)
Kirby Corp.*	(89,779)	$(7,050,345)
Knight Transportation, Inc.	(230,311)	(6,655,988)
Marten Transport Ltd.	(62,759)	(1,397,015)
Republic Airways Holdings, Inc.*	(102,311)	(1,252,287)
Roadrunner Transportation Systems, Inc.*	(106,945)	(2,616,944)
Ryder System, Inc.	(14,361)	(1,369,465)
Saia, Inc.*	(72,410)	(2,950,708)
Skywest, Inc.	(209,454)	(2,859,047)
Spirit Airlines, Inc.*	(85,950)	(5,884,996)
UTi Worldwide, Inc. (British Virgin Islands)*	(425,624)	(3,843,385)
Werner Enterprises, Inc.	(116,706)	(3,135,890)
Wesco Aircraft Holdings, Inc.*	(162,867)	(2,553,755)
XPO Logistics, Inc.*	(165,187)	(8,011,570)

		(72,037,336)

TOTAL COMMON STOCK (Proceeds $1,141,824,504)		(1,147,632,348)

Number
of Shares		Value
EXCHANGE TRADED FUNDS — (0.8)%
SPDR S&P 500 ETF Trust	(62,625)	$(13,058,565)

TOTAL EXCHANGE TRADED FUNDS (Proceeds $13,049,866)		(13,058,565)

TOTAL SECURITES SOLD SHORT - (74.5)%		(1,160,690,913)

(Proceeds $1,154,874,370)

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.8%		11,880,942

NET ASSETS - 100.0%		$1,558,078,312

†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
(a)	All or portion of the security is on loan. (See Note 5 of the Notes to Financial Statements)
*	Non-income producing.

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments

April 30, 2015

	Number
	of Shares	Value
LONG POSITIONS — 121.5%
COMMON STOCKS — 121.5%
Automobiles & Components — 4.6%
Allison Transmission Holdings, Inc.†	206,952	$6,349,287
American Axle & Manufacturing Holdings, Inc.†*	288,727	7,197,964
Dana Holding Corp.†	134,135	2,893,292
Gentex Corp.	12,668	219,790
Goodyear Tire & Rubber Co. (The)†	168,376	4,775,985
Harley-Davidson, Inc.†	45,519	2,558,623
Johnson Controls, Inc.†	105,038	5,291,814
Magna International, Inc. (Canada)†	80,254	4,047,209
Standard Motor Products, Inc.†	5,087	192,289
Thor Industries, Inc.†	41,289	2,484,359
Tower International, Inc.†*	9,978	258,031
TRW Automotive Holdings Corp.†*	66,073	6,941,629

		43,210,272

Capital Goods — 22.9%
3M Co.†	15,119	2,364,460
Actuant Corp., Class A†	102,324	2,437,358
Aegion Corp.†*	52,228	962,040
American Woodmark Corp.†*	4,583	232,358
AZZ, Inc.†	11,691	542,346
Barnes Group, Inc.†	48,841	1,958,524
Blount International, Inc.†*	107,824	1,429,746
Caterpillar, Inc.†	37,382	3,247,748
Chart Industries, Inc.†*	87,195	3,535,757
Chicago Bridge & Iron Co. NV (Netherlands)†(a)	74,447	3,547,400
CIRCOR International, Inc.†	35,819	1,957,150
Crane Co.†	132,667	8,107,280
Cubic Corp.†(a)	23,200	1,150,256
Cummins, Inc.	23,682	3,274,273
Curtiss-Wright Corp.†	60,685	4,433,646
Danaher Corp.†	2,649	216,900
Dover Corp.†	8,893	673,378
Eaton Corp. PLC (Ireland)	611	41,994
EMCOR Group, Inc.†	83,916	3,745,171
Emerson Electric Co.†	75,371	4,434,076
ESCO Technologies, Inc.†	2,984	109,513
Fastenal Co.†(a)	102,366	4,362,839
Federal Signal Corp.†	86,141	1,354,137
Flowserve Corp.†	139,243	8,149,893
Fluor Corp.†	5,916	355,788
Generac Holdings, Inc.†*	8,085	337,064
General Cable Corp.†	26,233	427,860

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
General Dynamics Corp.†	53,371	$7,328,906
Huntington Ingalls Industries, Inc.†	58,642	7,716,701
Hyster-Yale Materials Handling, Inc.†	6,164	452,068
II-VI, Inc.†*	23,203	412,781
Illinois Tool Works, Inc.†	49,398	4,622,665
ITT Corp.†	7,608	301,657
Jacobs Engineering Group, Inc.†*	52,533	2,251,564
John Bean Technologies Corp.	649	25,045
Kaman Corp.†(a)	25,869	1,078,996
Kennametal, Inc.†	151,829	5,376,265
Keysight Technologies, Inc.†*	144,753	4,843,435
L-3 Communications Holdings, Inc.†	36,060	4,143,655
Lincoln Electric Holdings, Inc.†	93,874	6,276,416
Lindsay Corp.†	14,958	1,184,524
Manitowoc Co., Inc._(The)	9,975	196,807
Masco Corp.†	180,742	4,787,856
Meritor, Inc.†*	347,314	4,556,760
Moog, Inc., Class A†*	43,578	3,045,231
MSA Safety, Inc.†(a)	39,926	1,826,215
Mueller Industries, Inc.†	8,723	305,654
Mueller Water Products, Inc., Class A†	765	7,160
Orbital ATK, Inc.†	143,175	10,474,683
Owens Corning†	55,131	2,131,364
PACCAR, Inc.†	64,522	4,216,513
Parker-Hannifin Corp.†	32,880	3,924,557
Precision Castparts Corp.†	13,921	2,877,332
RBC Bearings, Inc.†*	12,622	921,280
Regal-Beloit Corp.†	17,051	1,333,388
Rexnord Corp.†*	164,785	4,365,155
Rockwell Automation, Inc.†	60,522	7,177,909
Roper Industries, Inc.†	1,816	305,397
Simpson Manufacturing Co., Inc.	13,447	440,793
Snap-on, Inc.†	17,037	2,547,883
Spirit AeroSystems Holdings, Inc., Class A†*	86,736	4,413,995
SPX Corp.†	55,192	4,249,784
Stanley Black & Decker, Inc.†	69,450	6,854,715
Sun Hydraulics Corp.(a)	16,725	650,770
Terex Corp.†*	120,501	3,308,957
Textron, Inc.	49,835	2,191,743
Thermon Group Holdings, Inc.†*	16,396	381,535
Timken Co. (The)†	80,916	3,179,190
TransDigm Group, Inc.†	15,961	3,385,807

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

April 30, 2015

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Trex Co., Inc.*	1,462	$68,597
TriMas Corp.†*	20,360	573,541
United Technologies Corp.†	35,438	4,031,073
USG Corp.†(a) *	76,475	2,029,646
Wabash National Corp.†(a) *	268,893	3,769,880
Wabtec Corp.	3,205	301,430
Watts Water Technologies, Inc., Class A†	35,709	1,947,926
WESCO International, Inc.†(a) *	102,923	7,424,865

		213,609,024

Commercial & Professional Services — 3.9%
ACCO Brands Corp.†*	290,102	2,283,103
Cintas Corp.†	37,184	2,972,861
Copart, Inc.†*	18,888	671,846
Exponent, Inc.†	1,543	136,725
FTI Consulting, Inc.†*	44,511	1,829,847
G&K Services, Inc.	334	23,580
Healthcare Services Group, Inc.†(a)	25,771	780,088
INC Research Holdings, Inc., Class A*	3,092	103,706
Interface, Inc.	1,225	26,619
Korn/Ferry International†	1,087	34,273
Multi-Color Corp.†	25,429	1,596,433
On Assignment, Inc.*	3,127	105,224
Pitney Bowes, Inc.†	287,987	6,442,269
Progressive Waste Solutions Ltd. (Canada)†	38,457	1,111,792
Ritchie Bros Auctioneers, Inc.†	118,771	3,003,719
Robert Half International, Inc.†	20,761	1,151,197
RPX Corp.*	9,483	147,555
ServiceMaster Global Holdings, Inc.†*	15,967	551,820
Stantec, Inc. (Canada)	543	14,656
Towers Watson & Co., Class A†	41,866	5,313,005
UniFirst Corp.†	12,607	1,427,491
Waste Management, Inc.†	81,722	4,047,691
West Corp.†	66,750	2,065,912

		35,841,412

Consumer Durables & Apparel — 5.2%
Carter’s, Inc.†*	55,409	5,533,143
Columbia Sportswear Co.†	1,037	65,020
Deckers Outdoor Corp.†*	969	71,706
Ethan Allen Interiors, Inc.†	4,363	105,672
Fossil Group, Inc.†*	75,600	6,348,888

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — (Continued)
Garmin Ltd. (Switzerland)†	147,283	$6,655,719
Hasbro, Inc.†(a)	1,770	125,298
Helen Of Troy Ltd. (Bemuda)*	4,484	392,843
Iconix Brand Group, Inc.†*	103,224	2,715,823
Michael Kors Holdings Ltd. (British Virgin Islands)†*	139,994	8,660,029
PVH Corp.†	16,711	1,727,082
Tupperware Brands Corp.†(a)	77,630	5,190,342
Universal Electronics, Inc.†*	17,950	968,223
Vera Bradley, Inc.(a)*	109,946	1,565,631
VF Corp.†	44,559	3,227,408
Wolverine World Wide, Inc.†(a)	178,493	5,485,090

		48,837,917

Consumer Services — 2.7%
American Public Education, Inc.†*	15,349	428,084
Boyd Gaming Corp.†(a)*	151,823	2,004,064
Brinker International, Inc.†	5,113	283,107
Capella Education Co.†	17,623	952,171
Cracker Barrel Old Country Store, Inc.†	10,666	1,413,032
DeVry Education Group, Inc.†	81,024	2,450,166
DineEquity, Inc.†	16,838	1,623,688
Hillenbrand, Inc.†	48,662	1,430,176
Hyatt Hotels Corp.†(a)*	60,730	3,525,376
Interval Leisure Group, Inc.†	46,010	1,140,588
Jack in the Box, Inc.†	18,910	1,640,821
Pinnacle Entertainment, Inc.*	1,316	48,376
Service Corp. International/US†	143,787	3,980,024
Speedway Motorsports, Inc.†	11,448	262,159
Strayer Education, Inc.(a)*	4,496	228,037
Wyndham Worldwide Corp.†	45,845	3,915,163

		25,325,032

Food & Staples Retailing — 2.4%
CVS Health Corp.†	34,367	3,412,299
Fresh Market, Inc. (The)(a)*	99,390	3,492,565
Ingles Markets, Inc., Class A	1,249	52,283
Kroger Co. (The)†	27,598	1,901,778
SpartanNash Co.†	17,521	528,609
SUPERVALU, Inc.†*	582,738	5,122,267
Sysco Corp.†	26,583	984,369
Wal-Mart Stores, Inc.†	88,487	6,906,410
Weis Markets, Inc.†	4,261	188,975

		22,589,555

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

April 30, 2015

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Food, Beverage & Tobacco — 9.2%
Altria Group, Inc.†	137,857	$6,899,743
Archer-Daniels-Midland Co.†	14,941	730,316
B&G Foods, Inc.(a)	31,118	945,987
Bunge, Ltd. (Bermuda)†*	30,232	2,611,138
Campbell Soup Co.	1,905	85,173
Coca-Cola Co. (The)†	75,921	3,079,356
Coca-Cola Enterprises, Inc.†	47,751	2,120,622
ConAgra Foods, Inc.†	235,529	8,514,373
Dr Pepper Snapple Group, Inc.†	63,654	4,747,315
Flowers Foods, Inc.†	154,566	3,453,004
Hershey Co. (The)	2,606	239,544
Hormel Foods Corp.†	25,114	1,364,946
Ingredion, Inc.†	7,244	575,174
Kellogg Co.†	129,901	8,226,630
Lorillard, Inc.†	90,090	6,293,687
McCormick & Co., Inc., non-voting shares†	24,886	1,873,916
Mead Johnson Nutrition Co.	111	10,647
Molson Coors Brewing Co., Class B†	30,755	2,260,800
Monster Beverage Corp.†*	1,691	231,853
National Beverage Corp.†*	4,763	106,453
PepsiCo, Inc.†	57,424	5,462,171
Philip Morris International, Inc.†	70,195	5,859,177
Pilgrim’s Pride Corp.(a)	321,630	7,944,261
Reynolds American, Inc.	4,064	297,891
Sanderson Farms, Inc.(a)	124,362	9,342,073
Vector Group, Ltd.†(a)	123,066	2,725,912

		86,002,162

Health Care Equipment & Services — 5.4%
Air Methods Corp.†(a)*	48,519	2,217,318
Amedisys, Inc.†*	18,996	528,279
Anika Therapeutics, Inc.†*	40,511	1,382,235
Becton Dickinson and Co.	—	36
Cardinal Health, Inc.†	15,646	1,319,584
Computer Programs & Systems, Inc.†	8,000	418,640
Cyberonics, Inc.†(a)*	36,309	2,211,581
DENTSPLY International, Inc.†	156,411	7,976,961
Edwards Lifesciences Corp.†*	5,422	686,696
Express Scripts Holding Co.†*	17,636	1,523,750
Globus Medical, Inc., Class A†*	17,523	418,624
Greatbatch, Inc.†*	28,579	1,540,980
Halyard Health, Inc.†*	73,189	3,548,203
Hologic, Inc.*	171	5,770
ICU Medical, Inc.†*	15,931	1,344,098

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
Kindred Healthcare, Inc.†	277,372	$6,365,687
Meridian Bioscience, Inc.†	34,469	610,791
Natus Medical, Inc.†*	50,416	1,901,187
Omnicare, Inc.†	25,916	2,280,090
Quality Systems, Inc.†	115,524	1,801,597
Quest Diagnostics, Inc.†	39,144	2,795,665
St Jude Medical, Inc.†	17,541	1,228,747
Teleflex, Inc.†	32,076	3,944,065
Universal Health Services, Inc., Class B†	18,402	2,152,114
Varian Medical Systems, Inc.†*	22,996	2,043,195

		50,245,893

Household & Personal Products — 2.3%
Avon Products, Inc.†	90,797	741,812
Church & Dwight Co., Inc.†	20,648	1,675,998
Clorox Co. (The)†	40,288	4,274,557
Colgate-Palmolive Co.	2,767	186,164
Energizer Holdings, Inc.†	15,892	2,171,165
Estee Lauder Cos., Inc. (The), Class A	9,068	737,138
Inter Parfums, Inc.†	6,181	186,543
Kimberly-Clark Corp.†	5,972	655,069
Procter & Gamble Co. (The)†	67,678	5,381,078
Revlon, Inc., Class A†*	10,028	392,195
Spectrum Brands Holdings, Inc.†	56,371	5,154,001

		21,555,720

Media — 3.9%
Comcast Corp., Class A	18,692	1,079,650
Discovery Communications, Inc., Class A†*	72,155	2,334,936
Gannett Co., Inc.†	45,516	1,562,109
Interpublic Group of Cos, Inc. (The)†	202,151	4,212,827
John Wiley & Sons, Inc., Class A	1,472	83,727
Loral Space & Communications, Inc.†*	14,256	983,664
Meredith Corp.	5,160	268,526
National CineMedia, Inc.†	34,046	518,861
New York Times Co. (The), Class A†(a)	157,213	2,105,082
Nexstar Broadcasting Group, Inc., Class A(a)	52,667	3,078,913
Omnicom Group, Inc.†	53,099	4,022,780
Regal Entertainment Group, Class A†(a)	24,459	538,098

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

April 30, 2015

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Media — (Continued)
Scholastic Corp.	6,475	$263,144
Scripps Networks Interactive, Inc., Class A†	25,876	1,807,697
Sinclair Broadcast Group, Inc., Class A(a)	44,550	1,365,012
Time Warner, Inc.	24,009	2,026,600
Time, Inc.†(a)	120,273	2,745,833
Tribune Media Co., Class A†	125,441	7,033,477

		36,030,936

Pharmaceuticals, Biotechnology & Life Sciences — 8.5%
Amgen, Inc.†	41,776	6,596,848
Bio-Rad Laboratories, Inc., Class A†*	35,911	4,828,234
Depomed, Inc.†*	111,565	2,595,002
Gilead Sciences, Inc.†*	97,977	9,847,668
Johnson & Johnson†	81,384	8,073,293
Lannett Co., Inc.†(a)*	135,132	7,770,090
Medivation, Inc.†*	26,703	3,224,120
NewLink Genetics Corp.†*	144,961	6,465,261
PAREXEL International Corp.†*	141,970	9,025,743
PDL BioPharma, Inc.†(a)	694,571	4,632,789
Pfizer, Inc.†	216,355	7,340,925
Prestige Brands Holdings, Inc.*	176	6,908
Quintiles Transnational Holdings, Inc.†*	39,858	2,625,845
Sucampo Pharmaceuticals, Inc.†*	22,859	405,976
United Therapeutics Corp.†*	26,559	4,241,207
Waters Corp.*	10,705	1,340,159

		79,020,068

Retailing — 14.6%
Abercrombie & Fitch Co., Class A(a)	115,312	2,592,214
American Eagle Outfitters, Inc.	14,930	237,536
Asbury Automotive Group, Inc.*	4,760	399,983
Barnes & Noble, Inc.†*	152,836	3,347,108
Bed Bath & Beyond, Inc.†*	59,462	4,189,693
Best Buy Co., Inc.†	174,511	6,046,806
Big Lots, Inc.†(a)	156,543	7,133,665
Brown Shoe Co., Inc.†	73,843	2,193,137
Buckle, Inc. (The)(a)	58,881	2,637,869
Cato Corp. (The), Class A†	49,693	1,954,923
Chico’s FAS, Inc.†	335,112	5,649,988
Children’s Place, Inc. (The)†(a)	61,799	3,748,727
Dick’s Sporting Goods, Inc.	2,655	144,060
Dillard’s, Inc., Class A†	33,357	4,389,448
Dollar General Corp.†	2,516	182,938

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
Dollar Tree, Inc.†*	33,408	$2,552,705
DSW, Inc., Class A†	20,320	737,006
Foot Locker, Inc.†	118,554	7,048,035
Gap, Inc. (The)†	227,137	9,003,711
Genesco, Inc.†*	34,836	2,354,565
Genuine Parts Co.†	24,597	2,210,040
GNC Holdings, Inc., Class A†	6,590	283,700
Guess?, Inc.†(a)	375,791	6,880,733
Hibbett Sports, Inc.†(a)*	82,520	3,861,936
Home Depot, Inc. (The)†	10,091	1,079,535
JC Penney Co., Inc.†(a)*	473,371	3,928,979
Kohl’s Corp.†	112,934	8,091,721
Lands’ End, Inc.†(a)*	84,878	2,493,716
Liberty Interactive Corp., Class A†*	8,492	244,230
Lowe’s Cos., Inc.†	71,612	4,931,202
Macy’s, Inc.†	69,914	4,518,542
Michaels Cos., Inc. (The)†*	79,413	2,053,620
Murphy USA, Inc.†*	82,495	5,389,398
Office Depot, Inc.*	93,651	863,462
Outerwall, Inc.†(a)	108,757	7,224,728
Ross Stores, Inc.†	18,882	1,867,052
Sally Beauty Holdings, Inc.†*	94,409	2,946,505
Target Corp.†	65,235	5,142,475
TJX Cos., Inc. (The)†	53,202	3,433,657
Zumiez, Inc.†(a)*	67,197	2,130,817

		136,120,165

Semiconductors & Semiconductor Equipment — 6.1%
Advanced Energy Industries, Inc.†*	108,527	2,654,570
Applied Materials, Inc.†	272,564	5,394,042
Cabot Microelectronics Corp.†*	45,238	2,139,757
Cirrus Logic, Inc.*	2,218	74,924
Cypress Semiconductor Corp.†	122,062	1,625,866
Diodes, Inc.†*	44,124	1,178,993
Fairchild Semiconductor International, Inc.†*	93,022	1,689,745
First Solar, Inc.†*	95,751	5,713,462
Integrated Device Technology, Inc.†*	127,286	2,315,332
Intel Corp.†	103,504	3,369,055
Linear Technology Corp.†	6,616	305,196
Marvell Technology Group Ltd. (Bermuda)†	595,035	8,336,440
Microsemi Corp.*	2,956	98,612
MKS Instruments, Inc.†	73,688	2,565,079
OmniVision Technologies, Inc.†*	123,894	3,456,023

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

April 30, 2015

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Semiconductors & Semiconductor Equipment — (Continued)
Pentair PLC (Ireland)†*	14,931	$927,962
Rambus, Inc.†*	6,175	85,462
Teradyne, Inc.†	290,989	5,310,549
Tessera Technologies, Inc.†	119,884	4,329,011
Texas Instruments, Inc.†	105,305	5,708,584

		57,278,664

Software & Services — 11.0%
Accenture PLC, Class A (Ireland)†	39,900	3,696,735
Amdocs, Ltd. (Channel Islands)†	14,693	809,144
ANSYS, Inc.*	4,162	357,266
Aspen Technology, Inc.†*	79,474	3,527,851
Automatic Data Processing, Inc.†	18,239	1,541,925
AVG Technologies NV (Netherlands)†*	18,412	440,415
Booz Allen Hamilton Holding Corp.†	115,938	3,188,295
Broadridge Financial Solutions, Inc.†	51,354	2,769,008
CA, Inc.†	83,689	2,658,800
CACI International, Inc., Class A†*	3,431	302,751
CGI Group, Inc., Class A (Canada)†*	89,575	3,768,420
Computer Sciences Corp.†	137,544	8,864,711
DST Systems, Inc.†	54,222	6,239,868
Electronic Arts, Inc.†*	179,814	10,445,395
Engility Holdings, Inc.†	29,634	825,900
Euronet Worldwide, Inc.†*	4,564	266,903
International Business Machines Corp.†	4,922	843,089
Leidos Holdings, Inc.†	130,492	5,433,687
ManTech International Corp., Class A	207	6,051
MAXIMUS, Inc.†	26,254	1,680,519
MicroStrategy, Inc., Class A*	747	136,044
NetScout Systems, Inc.(a)*	26,967	1,108,344
NeuStar, Inc., Class A†(a)*	217,715	6,531,450
NIC, Inc.†	48,776	829,192
Oracle Corp.†	18,330	799,555
Progress Software Corp.†*	18,404	485,866
Rovi Corp.*	9,918	183,582
Science Applications International Corp.†	79,134	3,964,613
Stamps.com, Inc.†*	3,563	220,514
Teradata Corp.†(a)*	204,571	8,999,078
TiVo, Inc.†*	281,874	3,114,708
Total System Services, Inc.	1,581	62,544
VeriSign, Inc.†*	58,538	3,717,748
Visa, Inc., Class A†	18,753	1,238,636

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
WebMD Health Corp.†*	49,115	$2,168,427
Western Union Co. (The)†(a)	331,159	6,715,905
Xerox Corp.†	377,648	4,342,952

		102,285,891

Technology Hardware & Equipment — 12.7%
ADTRAN, Inc.†	82,745	1,374,394
Apple, Inc.	68,830	8,614,074
ARRIS Group, Inc.†*	138,536	4,665,200
Arrow Electronics, Inc.†*	74,607	4,454,784
Aruba Networks, Inc.†	36,210	891,128
Avnet, Inc.†	7,348	313,245
AVX Corp.†	20,038	275,923
Benchmark Electronics, Inc.†*	66,549	1,565,898
Blackberry, Ltd.*	12,864	130,698
Brocade Communications Systems, Inc.†	595,508	6,729,240
CDW Corp./DE†	143,675	5,505,626
Celestica, Inc. (Canada)*	70,826	864,785
Coherent, Inc.†(a)*	33,433	2,005,980
CommScope Holding Co., Inc.†*	217,758	6,426,039
Corning, Inc.†	205,110	4,292,952
Diebold, Inc.†	112,149	3,899,421
FEI Co.	6,903	520,900
FLIR Systems, Inc.†	36,416	1,124,890
Harris Corp.†	67,024	5,378,006
Hewlett-Packard Co.†	86,887	2,864,664
Insight Enterprises, Inc.†*	17,634	504,685
InterDigital, Inc./PA†(a)	110,742	6,059,802
Itron, Inc.†*	16,599	595,240
Jabil Circuit, Inc.†	47,775	1,075,893
Lexmark International, Inc., Class A†	50,950	2,261,670
Littelfuse, Inc.	2,769	271,334
Methode Electronics, Inc.†	89,164	3,785,903
Motorola Solutions, Inc.	9,725	581,069
NCR Corp.†*	194,337	5,332,607
NetApp, Inc.†	168,681	6,114,686
NETGEAR, Inc.†*	55,038	1,666,000
OSI Systems, Inc.†*	24,346	1,636,295
Polycom, Inc.†*	331,662	4,328,189
QUALCOMM, Inc.†	103,180	7,016,240
Rogers Corp.†*	17,207	1,251,121
SanDisk Corp.†	38,448	2,573,709
Sanmina Corp.†*	62,587	1,272,394
Vishay Intertechnology, Inc.†	283,715	3,597,506

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

April 30, 2015

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (Continued)
Western Digital Corp.†	66,706	$6,519,844

		118,342,034

Telecommunication Services — 2.9%
Arista Networks, Inc.†*	66,786	4,274,972
Atlantic Tele-Network, Inc.†	6,597	435,534
BCE, Inc.†	67,303	2,968,735
CenturyLink, Inc.†(a)	159,480	5,734,901
Intelsat SA (Luxembourg)†*	40,316	507,578
Rogers Communications, Inc., Class B (Canada)†	104,352	3,726,410
Shenandoah Telecommunications Co.	3,096	106,688
Verizon Communications, Inc.†	187,072	9,435,912

		27,190,730

Transportation — 3.2%
ArcBest Corp.†	20,226	722,068
Con-way, Inc.†	52,698	2,165,888
Delta Air Lines, Inc.†	147,483	6,583,641
Heartland Express, Inc.†(a)	25,876	541,326
Landstar System, Inc.†	58,222	3,627,813
Matson, Inc.†	73,359	2,971,040
Southwest Airlines Co.†	168,630	6,839,633
United Continental Holdings, Inc.†*	101,241	6,048,137
United Parcel Service, Inc., Class B	1,147	115,308

TOTAL COMMON STOCKS		29,614,854

(Cost $1,079,733,722)		1,133,100,329

TOTAL LONG POSITIONS - 121.5%		1,133,100,329

(Cost $1,079,733,722)

SHORT POSITIONS - (95.8)%
COMMON STOCKS — (95.8)%
Automobiles & Components — (1.9)%
BorgWarner, Inc.	(31,368)	(1,856,986)
Cooper-Standard Holding, Inc.*	(971)	(59,250)
Federal-Mogul Holdings Corp.*	(37,420)	(482,718)
Ford Motor Co.	(30,490)	(481,742)
Gentherm, Inc.*	(55,647)	(2,934,266)
Lear Corp.	(38,015)	(4,220,805)
Superior Industries International, Inc.	(3,547)	(65,974)
Tesla Motors, Inc.*	(34,254)	(7,743,117)

		(17,844,858)

Capital Goods — (11.4)%
AAR Corp.	(47,747)	(1,443,869)

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Advanced Drainage Systems, Inc.	(111,174)	$(3,112,872)
AECOM*	(221,059)	(6,976,622)
Alamo Group, Inc.	(520)	(32,126)
Applied Industrial Technologies, Inc.	(76,870)	(3,210,860)
Astec Industries, Inc.	(19,165)	(806,463)
Astronics Corp.*	(11,884)	(799,912)
Babcock & Wilcox Co. (The)	(78,384)	(2,533,371)
Beacon Roofing Supply, Inc.*	(157,794)	(4,689,638)
Brady Corp.	(629)	(16,750)
Briggs & Stratton Corp.	(107,879)	(2,109,034)
Builders FirstSource, Inc.*	(53,596)	(683,885)
CAE, Inc. (Canada)	(13,371)	(165,934)
Comfort Systems Usa, Inc.	(45,402)	(939,367)
Donaldson Co., Inc.	(21,780)	(813,919)
Dycom Industries, Inc.*	(35,149)	(1,616,151)
Encore Wire Corp.	(20,586)	(926,576)
EnerSys.	(4,311)	(292,717)
EnPro Industries, Inc.*	(1,376)	(88,078)
Graco, Inc.	(4,282)	(306,677)
Granite Construction, Inc.	(43,401)	(1,506,449)
Harsco Corp.	(18,042)	(290,115)
Hexcel Corp.	(7,570)	(379,636)
Ingersoll-Rand PLC (Ireland)	(22,858)	(1,504,971)
Joy Global, Inc.	(35,871)	(1,529,539)
Kbr, Inc.	(354,104)	(6,186,197)
Lennox International, Inc.	(14,924)	(1,581,347)
MasTec, Inc.*	(211,166)	(3,788,318)
MRC Global, Inc.*	(551,780)	(8,055,988)
MSC Industrial Direct Co., Inc., Class A	(10,355)	(735,826)
NCI Building Systems, Inc.*	(25,152)	(389,353)
Nortek, Inc.*	(4,051)	(342,796)
Oshkosh Corp.	(98,581)	(5,307,601)
Ply Gem Holdings, Inc.*	(42,139)	(572,248)
Polypore International, Inc.*	(8,283)	(485,052)
Power Solutions International, Inc.*	(11,584)	(739,059)
Primoris Services Corp.	(90,472)	(1,739,777)
Proto Labs, Inc.*	(22,377)	(1,566,390)
Quanex Building Products Corp.	(6,633)	(128,017)
Quanta Services, Inc.*	(226,275)	(6,541,610)
Raven Industries, Inc.	(49,317)	(983,381)
Rush Enterprises, Inc., Class A*	(17,042)	(445,478)
Sensata Technologies Holding NV (Netherlands)*	(130,163)	(7,186,299)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

April 30, 2015

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
SolarCity Corp.*	(71,806)	$(4,311,950)
Standex International Corp.	(3,444)	(278,516)
Taser International, Inc.*	(191,412)	(5,778,728)
Textainer Group Holdings Ltd. (Bermuda)	(46,065)	(1,395,770)
Titan International, Inc.	(26,780)	(278,244)
Toro Co. (The)	(35,878)	(2,405,261)
Tutor Perini Corp.*	(80,769)	(1,712,303)
Universal Forest Products, Inc.	(18,621)	(1,030,114)
Valmont Industries, Inc.	(77)	(9,704)
WABCO Holdings, Inc.*	(25,236)	(3,140,620)
Watsco, Inc.	(17,478)	(2,102,429)

		(105,993,907)

Commercial & Professional Services — (2.8)%
ABM Industries, Inc.	(474)	(15,192)
Acacia Research Corp.	(65,926)	(726,505)
ADT Corp. (The)	(32,763)	(1,231,889)
Advisory Board Co. (The)*	(88,323)	(4,583,080)
Brink’s Co./The	(20,693)	(547,744)
Clean Harbors, Inc.*	(2,284)	(126,191)
Covanta Holding Corp.	(8,589)	(174,271)
HNI Corp.	(39,243)	(1,830,294)
ICF International, Inc.*	(8,589)	(330,677)
Kelly Services, Inc., Class A	(23,418)	(384,524)
Knoll, Inc.	(69,066)	(1,572,633)
Paylocity Holding Corp.*	(13,323)	(375,042)
Rollins, Inc.	(5,691)	(141,137)
Tetra Tech, Inc.	(82,573)	(2,238,554)
TriNet Group, Inc.*	(55,562)	(1,945,781)
TrueBlue, Inc.*	(96,595)	(2,780,004)
United Stationers, Inc.	(47,889)	(1,944,772)
US Ecology, Inc.	(50,167)	(2,353,334)
WageWorks, Inc.*	(49,768)	(2,508,307)

		(25,809,931)

Consumer Durables & Apparel — (7.0)%
Crocs, Inc.*	(284,488)	(3,755,242)
DR Horton, Inc.	(72,327)	(1,837,106)
Gildan Activewear, Inc. (Canada)	(139,364)	(4,419,232)
Hanesbrands, Inc.	(103,171)	(3,206,555)
Hovnanian Enterprises, Inc., Class A*	(75,467)	(235,457)
Installed Building Products, Inc.*	(97)	(2,019)
KB Home	(239,245)	(3,466,660)
La-Z-Boy, Inc.	(85,601)	(2,243,602)
Libbey, Inc.	(1,649)	(64,888)

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — (Continued)
MDC Holdings, Inc.	(233,648)	$(6,271,112)
Meritage Homes Corp.*	(160,197)	(6,851,626)
Performance Sports Group Ltd. (Canada)*	(16,341)	(331,722)
PulteGroup, Inc.	(301,633)	(5,821,517)
Ryland Group, Inc. (The)	(33,102)	(1,364,464)
Smith & Wesson Holding Corp.	(246,540)	(3,664,817)
Standard Pacific Corp.*	(513,913)	(4,162,695)
Taylor Morrison Home Corp., Class A*	(39,528)	(732,059)
Tri Pointe Homes, Inc.*	(363,568)	(5,191,751)
Under Armour, Inc., Class A*	(67,557)	(5,239,045)
Whirlpool Corp.	(22,862)	(4,014,567)
William Lyon Homes, Class A*	(99,475)	(2,153,634)

		(65,029,770)

Consumer Services — (6.1)%
2U, Inc.*	(9,730)	(258,915)
Carnival Corp. (Panama)	(29,805)	(1,310,526)
Churchill Downs, Inc.	(12,242)	(1,458,879)
ClubCorp Holdings, Inc.	(61,641)	(1,349,321)
Domino’s Pizza, Inc.	(1,830)	(197,366)
Fiesta Restaurant Group, Inc.*	(36,481)	(1,844,115)
Grand Canyon Education, Inc.*	(1,216)	(55,060)
International Speedway Corp., Class A	(39,812)	(1,447,564)
Krispy Kreme Doughnuts, Inc.*	(35,791)	(637,080)
Life Time Fitness, Inc.*	(70,201)	(5,019,372)
Matthews International Corp., Class A	(1,717)	(83,326)
MGM Resorts International*	(226,376)	(4,787,852)
Noodles & Co.*	(3,022)	(60,500)
Norwegian Cruise Line Holdings Ltd. (Bermuda)*	(102,384)	(4,966,648)
Panera Bread Co., Class A*	(10,657)	(1,944,689)
Papa John’s International, Inc.	(6,613)	(405,840)
Penn National Gaming, Inc.*	(351,187)	(5,647,087)
Red Robin Gourmet Burgers, Inc.*	(49,062)	(3,684,066)
Regis Corp.*	(62,640)	(1,034,813)
Royal Caribbean Cruises, Ltd. (Liberia)	(60,872)	(4,142,948)
Six Flags Entertainment Corp.	(13,216)	(621,416)
Starwood Hotels & Resorts Worldwide, Inc.	(5,945)	(510,973)
Texas Roadhouse, Inc.	(33,882)	(1,138,435)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

April 30, 2015

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Consumer Services — (Continued)
Wendy’s Co. (The)	(427,555)	$(4,326,857)
Wynn Resorts Ltd.	(59,778)	(6,639,542)
Yum! Brands, Inc.	(34,406)	(2,957,540)

		(56,530,730)

Food & Staples Retailing — (0.7)%
PriceSmart, Inc.	(20,988)	(1,688,694)
Smart & Final Stores, Inc.*	(9,045)	(156,659)
Sprouts Farmers Market, Inc.*	(11,886)	(380,174)
United Natural Foods, Inc.*	(69,309)	(4,675,585)

		(6,901,112)

Food, Beverage & Tobacco — (4.4)%
Boston Beer Co., Inc. (The), Class A*	(6,517)	(1,614,913)
Boulder Brands, Inc.*	(63,268)	(603,577)
Calavo Growers, Inc.	(4,056)	(205,436)
Coca-Cola Bottling Co. Consolidated	(5,938)	(670,994)
Constellation Brands, Inc., Class A*	(28,705)	(3,328,058)
Cott Corp.	(138,814)	(1,209,070)
Darling Ingredients, Inc.*	(405,489)	(5,538,980)
Dean Foods Co.	(236,105)	(3,836,706)
J&J Snack Foods Corp.	(8,631)	(900,472)
JM Smucker Co._(The)	(5,442)	(630,837)
Keurig Green Mountain, Inc.	(2,015)	(234,486)
Post Holdings, Inc.*	(141,645)	(6,648,816)
Snyders-Lance, Inc.	(36,699)	(1,083,721)
TreeHouse Foods, Inc.*	(65,819)	(5,348,452)
Tyson Foods, Inc.	(29,341)	(1,158,970)
Universal Corp.	(51,925)	(2,442,033)
WhiteWave Foods Co. (The)*	(124,894)	(5,491,589)

		(40,947,110)

Health Care Equipment & Services — (12.1)%
Abiomed, Inc.(a) *	(1,846)	(116,704)
Acadia Healthcare Co., Inc.*	(52,417)	(3,590,564)
Accuray, Inc.*	(89,029)	(723,806)
Adeptus Health, Inc., Class A*	(25,143)	(1,595,826)
Allscripts Healthcare Solutions, Inc.*	(431,084)	(5,733,417)
AmerisourceBergen Corp.	(15,261)	(1,744,332)
AMN Healthcare Services, Inc.*	(98,295)	(2,242,109)
Analogic Corp.	(24,252)	(2,049,294)
AngioDynamics, Inc.*	(3,002)	(50,103)
athenahealth, Inc.*	(49,891)	(6,119,630)
Bio-Techne Corp.	(29,561)	(2,836,674)
Boston Scientific Corp.*	(31,271)	(557,249)
Brookdale Senior Living, Inc.*	(162,438)	(5,885,129)

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
Cantel Medical Corp.	(22,056)	$(987,888)
Capital Senior Living Corp.*	(14,774)	(386,636)
Cardiovascular Systems, Inc.*	(62,304)	(1,950,115)
Catamaran Corp. (Canada)*	(61,558)	(3,653,467)
Cerner Corp.*	(29,328)	(2,106,044)
Community Health Systems, Inc.*	(26,273)	(1,410,335)
Cooper Co., Inc. (The)	(14,307)	(2,547,647)
Cynosure, Inc., Class A*	(3,607)	(120,546)
DexCom, Inc.*	(70,354)	(4,753,820)
Endologix, Inc.*	(148,384)	(2,308,855)
Ensign Group, Inc._(The)	(36,250)	(1,526,488)
ExamWorks Group, Inc.*	(297)	(12,162)
HealthSouth Corp.	(99,118)	(4,482,116)
HeartWare International, Inc.*	(24,850)	(1,881,394)
Hill-Rom Holdings, Inc.	(96,619)	(4,825,153)
IDEXX Laboratories, Inc.*	(5,407)	(677,876)
Insulet Corp.*	(218,251)	(6,514,792)
Intuitive Surgical, Inc.*	(7,271)	(3,606,271)
K2M Group Holdings, Inc.*	(40,215)	(844,917)
Laboratory Corp. of America Holdings*	(19,271)	(2,304,041)
LDR Holding Corp.*	(65,228)	(2,207,968)
LifePoint Hospitals, Inc.*	(6,314)	(472,792)
Medidata Solutions, Inc.*	(16,132)	(861,933)
Novadaq Technologies, Inc. (Canada)*	(80,901)	(874,540)
NuVasive, Inc.*	(6,603)	(295,352)
NxStage Medical, Inc.*	(122,198)	(2,239,889)
Ocular Therapeutix, Inc.*	(425)	(9,329)
Omnicell, Inc.*	(690)	(24,516)
Owens & Minor, Inc.	(95,459)	(3,218,877)
Providence Service Corp. (The)*	(30,709)	(1,305,747)
ResMed, Inc.	(24,459)	(1,563,908)
Select Medical Holdings Corp.	(28,917)	(420,742)
Spectranetics Corp. (The)*	(117,077)	(3,003,025)
Thoratec Corp.*	(105,178)	(4,218,690)
Tornier NV (Netherlands)*	(55,454)	(1,434,595)
Veeva Systems, Inc.*	(812)	(21,559)
Wright Medical Group, Inc.*	(199,726)	(5,067,049)
Zeltiq Aesthetics, Inc.*	(163,693)	(5,025,375)

		(112,411,286)

Household & Personal Products — (0.0)%
Coty, Inc., Class A	(11,349)	(271,355)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

April 30, 2015

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Household & Personal Products — (Continued)
WD-40 Co.	(146)	$(11,820)

		(283,175)

Media — (1.6)%
Carmike Cinemas, Inc.*	(66,125)	(1,995,652)
Charter Communications, Inc., Class A*	(6,987)	(1,306,988)
Clear Channel Outdoor Holdings, Inc., Class A*	(1,432)	(16,296)
Liberty Global PLC, Class C (United Kingdom)*	(20,784)	(1,048,553)
Live Nation Entertainment, Inc.*	(129,326)	(3,240,910)
Media General, Inc.*	(238,062)	(4,020,867)
New Media Investment Group, Inc.	(3,797)	(87,825)
Rentrak Corp.*	(55,955)	(2,652,267)
Rubicon Project, Inc. (The)*	(42)	(734)
Thomson Reuters Corp. (Canada)	(9,009)	(369,910)

		(14,740,002)

Pharmaceuticals, Biotechnology & Life Sciences — (2.6)%
Agios Pharmaceuticals, Inc.*	(9,883)	(912,596)
Akorn, Inc.*	(21,232)	(884,100)
Albany Molecular Research, Inc.*	(55,759)	(1,007,008)
Alnylam Pharmaceuticals, Inc.*	(6,074)	(618,758)
Array BioPharma, Inc.*	(1,510)	(9,438)
Atara Biotherapeutics, Inc.*	(1,721)	(71,335)
BioCryst Pharmaceuticals, Inc.*	(104,565)	(971,409)
BioDelivery Sciences International, Inc.*	(102,560)	(826,634)
Celldex Therapeutics, Inc.*	(20,563)	(493,512)
Cempra, Inc.*	(25,246)	(794,997)
Coherus Biosciences, Inc.*	(21,007)	(457,322)
Diplomat Pharmacy, Inc.*	(76,283)	(2,732,457)
Endo International PLC (Ireland)*	(9,870)	(829,722)
Epizyme, Inc.*	(3,303)	(53,872)
Fluidigm Corp.*	(67,702)	(2,536,117)
Genomic Health, Inc.*	(11,353)	(307,326)
Horizon Pharma PLC (Ireland)*	(1,229)	(34,559)
Insmed, Inc.*	(1,732)	(34,709)
Intra-cellular Therapies, Inc.*	(33,821)	(691,639)
MacroGenics, Inc.*	(34,896)	(998,375)
Medicines Co. (The)*	(79,589)	(2,038,274)
Nektar Therapeutics*	(82,095)	(781,544)
Novavax, Inc.*	(173,818)	(1,343,613)
OvaScience, Inc.*	(4,451)	(110,140)
Pacira Pharmaceuticals, Inc.*	(2,113)	(144,698)

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
Prothena Corp. PLC*	(10,606)	$(343,740)
PTC Therapeutics, Inc.*	(3,717)	(218,374)
Raptor Pharmaceutical Corp.*	(28,465)	(288,066)
Synageva BioPharma Corp.*	(6,441)	(592,314)
Tetraphase Pharmaceuticals, Inc.*	(66,042)	(2,329,962)
TG Therapeutics, Inc.*	(9,054)	(126,394)
Vertex Pharmaceuticals, Inc.*	(5,247)	(646,850)
ZS Pharma, Inc.*	(4,796)	(182,584)

		(24,412,438)

Retailing — (7.4)%
1-800-Flowers.com, Inc., Class A*	(28,486)	(301,097)
Advance Auto Parts, Inc.	(20,946)	(2,995,278)
CarMax, Inc.*	(69,052)	(4,703,132)
Etsy, Inc.*	(32,243)	(717,084)
Expedia, Inc.	(52,341)	(4,932,092)
Finish Line, Inc. (The), Class A	(86,235)	(2,115,345)
FTD Cos, Inc.*	(46,966)	(1,340,410)
Group 1 Automotive, Inc.	(19,511)	(1,540,979)
Groupon, Inc.*	(525,598)	(3,637,138)
Habit Restaurants, Inc. (The), Class A*	(50,420)	(1,669,910)
Lithia Motors, Inc., Class A	(68,065)	(6,788,122)
LKQ Corp.*	(174,612)	(4,726,747)
Mattress Firm Holding Corp.*	(40,878)	(2,415,072)
Men’s Wearhouse, Inc. (The)	(58,897)	(3,332,981)
Monro Muffler Brake, Inc.	(45,044)	(2,697,685)
Netflix, Inc.*	(5,221)	(2,905,486)
Orbitz Worldwide, Inc.*	(45,465)	(532,850)
Penske Automotive Group, Inc.	(40,735)	(1,988,275)
Pier 1 Imports, Inc.	(402,512)	(5,091,777)
Shutterfly, Inc.*	(82,202)	(3,679,362)
Signet Jewelers Ltd. (Bermuda)	(8,828)	(1,184,100)
Tuesday Morning Corp.*	(137,603)	(2,176,879)
Vista Outdoor, Inc.*	(32,472)	(1,420,975)
Walgreens Boots Alliance, Inc.	(67,074)	(5,562,447)
zulily, Inc., Class A*	(51,937)	(647,395)

		(69,102,618)

Semiconductors & Semiconductor Equipment — (5.8)%
Advanced Micro Devices, Inc.*	(1,712,414)	(3,870,056)
Altera Corp.	(31,516)	(1,313,587)
Analog Devices, Inc.	(56,486)	(3,493,094)
Atmel Corp.	(399,594)	(3,028,923)
Cavium, Inc.*	(54,080)	(3,503,843)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

April 30, 2015

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Semiconductors & Semiconductor Equipment — (Continued)
Cree, Inc.*	(214,683)	$(6,801,157)
Entegris, Inc.*	(175,662)	(2,338,061)
Freescale Semiconductor Ltd. (Bermuda)*	(65,633)	(2,565,594)
Inphi Corp.*	(114,812)	(2,462,717)
Intersil Corp.	(131,230)	(1,751,920)
KLA-Tencor Corp.	(14,308)	(841,310)
Lattice Semiconductor Corp.*	(107,944)	(640,108)
M/A-COM Technology Solutions Holdings, Inc.*	(118,084)	(3,598,019)
Micrel, Inc.	(64,295)	(874,412)
Monolithic Power Systems, Inc.	(20,040)	(1,038,673)
Power Integrations, Inc.	(58,798)	(2,909,913)
Semtech Corp.*	(109,328)	(2,546,249)
Silicon Laboratories, Inc.*	(9,999)	(516,648)
SunEdison, Inc.*	(156,736)	(3,968,556)
Synaptics, Inc.*	(24,745)	(2,096,396)
Ultratech, Inc.*	(32,466)	(648,021)
Veeco Instruments, Inc.*	(116,518)	(3,438,446)

		(54,245,703)

Software & Services — (16.6)%
Aci Worldwide, Inc.	(76,739)	(1,767,299)
Acxiom Corp.*	(105,119)	(1,835,378)
Akamai Technologies, Inc.*	(17,274)	(1,274,476)
Autodesk, Inc.*	(112,202)	(6,376,440)
Barracuda Networks, Inc.*	(89,036)	(3,608,629)
Blackbaud, Inc.	(44,751)	(2,261,268)
Blackhawk Network Holdings, Inc., Class B*	(17,867)	(655,898)
Bottomline Technologies de, Inc.*	(43,785)	(1,171,687)
Callidus Software, Inc.*	(103,161)	(1,274,038)
Cardtronics, Inc.*	(47,706)	(1,799,947)
Castlight Health, Inc., Class B*	(116,134)	(874,489)
Cimpress NV (Netherlands)*	(1,533)	(128,680)
CommVault Systems, Inc.*	(153,593)	(7,026,880)
comScore, Inc.*	(9,884)	(517,526)
Convergys Corp.	(153,631)	(3,484,351)
CoreLogic, Inc.*	(71,046)	(2,778,609)
Cornerstone OnDemand, Inc.*	(3,035)	(86,892)
CoStar Group, Inc.*	(1,859)	(380,035)
Cvent, Inc.*	(40,398)	(1,085,898)
Dealertrack Technologies, Inc.*	(19,501)	(766,584)
Ellie Mae, Inc.*	(79,510)	(4,373,050)
Fair Isaac Corp.	(63,752)	(5,639,502)

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
FireEye, Inc.*	(76,558)	$(3,161,845)
Fleetcor Technologies, Inc.*	(7,214)	(1,160,660)
Fortinet, Inc.*	(177,348)	(6,693,114)
Gigamon, Inc.*	(3,036)	(89,349)
Global Eagle Entertainment, Inc.*	(112,620)	(1,438,157)
Global Payments, Inc.	(959)	(96,169)
Globant SA, (Luxembourg)*	(12,242)	(257,204)
Guidewire Software, Inc.*	(22,939)	(1,145,803)
Heartland Payment Systems, Inc.	(25,408)	(1,293,267)
HubSpot, Inc.*	(44,343)	(1,716,518)
Imperva, Inc.*	(108,414)	(4,945,847)
Infoblox, Inc.*	(75,849)	(1,787,002)
Interactive Intelligence Group, Inc.*	(34,909)	(1,535,298)
LivePerson, Inc.*	(28,421)	(267,157)
LogMeIn, Inc.*	(5,290)	(339,512)
Manhattan Associates, Inc.*	(60,629)	(3,186,660)
Marketo, Inc.*	(66,273)	(1,885,467)
Mentor Graphics Corp.	(103,438)	(2,475,271)
Monotype Imaging Holdings, Inc.	(6,631)	(214,911)
NetSuite, Inc.*	(69,937)	(6,683,879)
New Relic, Inc.*	(19,531)	(634,562)
Nuance Communications, Inc.*	(299,140)	(4,585,816)
Paycom Software, Inc.*	(2,566)	(81,111)
Proofpoint, Inc.*	(116,043)	(6,264,001)
PROS Holdings, Inc.*	(61,087)	(1,357,964)
Qlik Technologies, Inc.*	(200,697)	(6,982,249)
Qualys, Inc.*	(15,822)	(783,505)
RealPage, Inc.*	(52,841)	(1,048,365)
Red Hat, Inc.*	(19,911)	(1,498,502)
salesforce.com inc*	(52,262)	(3,805,719)
ServiceNow, Inc.*	(44,251)	(3,312,630)
Shutterstock, Inc.*	(7,476)	(504,555)
Splunk, Inc.*	(95,709)	(6,349,814)
Synchronoss Technologies, Inc.*	(139,327)	(6,392,323)
Take-two Interactive Software, Inc.*	(39,937)	(946,507)
TeleTech Holdings, Inc.*	(26,128)	(677,760)
Twitter, Inc.*	(1,069)	(41,648)
Ultimate Software Group, Inc. (The)*	(18,131)	(3,013,735)
Varonis Systems, Inc.*	(37,427)	(1,076,026)
Verifone Systems, Inc.*	(59,145)	(2,115,617)
Verint Systems, Inc.*	(20,742)	(1,274,181)
Virtusa Corp.*	(913)	(36,337)
Workday, Inc., Class A*	(81,982)	(7,477,578)
Yelp, Inc.*	(28,644)	(1,128,287)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Concluded)

April 30, 2015

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
Zendesk, Inc.*	(18,069)	$(416,671)
Zynga, Inc., Class A*	(1,501,918)	(3,679,699)

		(155,025,808)

Technology Hardware & Equipment — (7.0)%
Amkor Technology, Inc.*	(332,289)	(2,335,992)
Amphenol Corp., Class A	(2,652)	(146,841)
Badger Meter, Inc.	(12,080)	(751,618)
Belden, Inc.	(6,446)	(541,142)
CalAmp Corp.*	(41,153)	(811,126)
Cray, Inc.*	(75,141)	(2,110,711)
Dolby Laboratories, Inc., Class A	(13,300)	(535,458)
Electronics For Imaging, Inc.*	(20,652)	(861,808)
FARO Technologies, Inc.*	(40,296)	(1,604,990)
Finisar Corp.*	(309,494)	(6,292,013)
Ingram Micro, Inc., Class A*	(252,753)	(6,359,265)
Ixia*	(61,490)	(736,650)
JDS Uniphase Corp.*	(317,882)	(4,024,386)
Knowles Corp.*	(134,482)	(2,578,020)
Mitel Networks Corp. (Canada)*	(78,882)	(732,814)
MTS Systems Corp.	(17,613)	(1,243,126)
Nimble Storage, Inc.*	(251,687)	(6,156,264)
Plexus Corp.*	(46,124)	(1,985,638)
QLogic Corp.*	(203,351)	(2,989,260)
Ruckus Wireless, Inc.*	(230,879)	(2,696,667)
ScanSource, Inc.*	(33,192)	(1,322,701)
Stratasys Ltd. (Israel)*	(18,486)	(692,301)
Super Micro Computer, Inc.*	(129,699)	(3,731,440)
SYNNEX Corp.	(52,841)	(4,042,336)
TE Connectivity Ltd. (Switzerland)	(4,628)	(307,993)
Trimble Navigation Ltd.*	(52,645)	(1,338,762)
Universal Display Corp.*	(124,558)	(5,489,271)
ViaSat, Inc.*	(254)	(15,271)
Zayo Group Holdings, Inc.*	(79,674)	(2,115,345)
Zebra Technologies Corp.*	(10,719)	(987,006)

		(65,536,215)

Telecommunication Services — (2.1)%
8x8, Inc.*	(202,745)	(1,769,964)
Cogent Communications Holdings, Inc.	(68,478)	(2,396,045)
Consolidated Communications Holdings, Inc.	(79,199)	(1,668,723)
Frontier Communications Corp.	(280,289)	(1,922,783)
Iridium Communications, Inc.*	(266,318)	(2,708,454)
Level 3 Communications, Inc.*	(22,741)	(1,272,132)

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Telecommunication Services — (Continued)
RingCentral, Inc., Class A*	(135,599)	$(2,336,371)
Sprint Corp.*	(633,794)	(3,251,363)
T-Mobile US, Inc.*	(28,301)	(963,366)
United States Cellular Corp.*	(26,777)	(988,875)

		(19,278,076)

Transportation — (6.3)%
Allegiant Travel Co.	(10,910)	(1,677,522)
Atlas Air Worldwide Holdings, Inc.*	(58,144)	(2,833,939)
CSX Corp.	(13,272)	(478,986)
Echo Global Logistics, Inc.*	(8,035)	(232,212)
Forward Air Corp.	(18,653)	(939,552)
Genesee & Wyoming, Inc., Class A*	(18,050)	(1,677,748)
Hawaiian Holdings, Inc.*	(231,715)	(5,347,982)
Hub Group, Inc., Class A*	(69,608)	(2,777,359)
JB Hunt Transport Services, Inc.	(33,478)	(2,919,282)
Kirby Corp.*	(79,310)	(6,228,214)
Knight Transportation, Inc.	(206,512)	(5,968,197)
Marten Transport Ltd.	(36,977)	(823,108)
Republic Airways Holdings, Inc.*	(55,823)	(683,274)
Roadrunner Transportation Systems, Inc.*	(64,074)	(1,567,891)
Ryder System, Inc.	(19,822)	(1,890,226)
Saia, Inc.*	(59,711)	(2,433,223)
Skywest, Inc.	(135,729)	(1,852,701)
Spirit Airlines, Inc.*	(88,588)	(6,065,620)
UTi Worldwide, Inc. (British Virgin Islands)*	(266,205)	(2,403,831)
Werner Enterprises, Inc.	(84,811)	(2,278,872)
Wesco Aircraft Holdings, Inc.*	(82,291)	(1,290,323)
XPO Logistics, Inc.*	(138,597)	(6,721,954)

		(59,092,016)

TOTAL COMMON STOCK (Proceeds $893,282,994)		(893,184,755)

TOTAL SECURITES SOLD SHORT - (95.8)%		(893,184,755)

(Proceeds $893,282,994)
OTHER ASSETS IN EXCESS OF LIABILITIES - 74.3%		$692,518,827

NET ASSETS - 100.0%		$932,434,401

†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
(a)	All or a portion of the security is on loan. (See Note 5 of the Notes to Financial Statements)
*	Non-income producing.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Assets and Liabilities

April 30, 2015

	Gotham Absolute	Gotham Absolute 500
	Return Fund	Fund
Assets
Investments, at value (Cost $4,151,983,653 and $14,593,614, respectively)	$4,408,472,174	$15,136,266
Cash	7,782,342	161,034
Deposits with brokers for securities sold short	2,238,375,719	5,963,077
Receivables:
Investments sold	391,689,177	2,282,121
Capital shares sold	8,795,386	—
Dividends and interest	2,583,555	9,071
Prepaid expenses and other assets	135,142	3,438

Total assets	7,057,833,495	23,555,007

Liabilities
Securities sold short, at value (proceeds $2,207,719,613 and $8,622,256, respectively)	2,190,674,036	8,710,330
Payables:
Investments purchased	426,429,253	2,298,043
Securities lending collateral	758,232,321	1,811,326
Capital shares redeemed	16,816,889	—
Investment Adviser	6,116,456	66,124
Dividends and fees on securities sold short	835,837	7,543
Administration and accounting fees	255,905	20,616
Custodian fees	43,912	9,713
Accrued expenses	665,962	48,080

Total liabilities	3,400,070,571	12,971,775

Net Assets	$3,657,762,924	$10,583,232

Net Assets Consisted of:
Capital stock, $0.01 par value	$2,701,852	$10,108
Paid-in capital	3,609,574,211	10,300,803
Accumulated net investment income/(loss)	(5,670,454)	—
Accumulated net realized loss from investments and securities sold short	(222,376,783)	(182,257)
Net unrealized appreciation on investments and securities sold short	273,534,098	454,578

Net Assets	$3,657,762,924	$10,583,232

Institutional Class Shares:
Net assets	$3,657,762,924	$10,583,232

Shares Outstanding	270,185,249	1,010,828

Net asset value, offering and redemption price per share	$13.54	$10.47

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Assets and Liabilities

April 30, 2015

	Gotham Enhanced	Gotham Neutral
	Return Fund	Fund
Assets
Investments, at value (Cost $2,464,177,547 and $1,079,733,722, respectively)	$2,706,888,283	$1,133,100,329
Cash	4,692,768	11,020,523
Deposits with brokers for securities sold short	602,857,114	774,240,137
Receivables:
Investments sold	182,882,043	143,791,374
Capital shares sold	3,868,816	2,430,438
Dividends and interest	1,485,612	624,706
Prepaid expenses and other assets	126,677	64,497

Total assets	3,502,801,313	2,065,272,004

Liabilities
Securities sold short, at value (proceeds $1,154,874,370 and $893,282,994, respectively)	1,160,690,913	893,184,755
Payables:
Investments purchased	176,271,989	149,235,902
Securities lending collateral	599,648,173	79,641,120
Capital shares redeemed	4,374,624	8,582,042
Investment Adviser	2,648,977	1,600,327
Dividends and fees on securities sold short	620,127	301,812
Administration and accounting fees	145,678	104,302
Custodian fees	34,834	11,071
Accrued expenses	287,686	176,272

Total liabilities	1,944,723,001	1,132,837,603

Net Assets	$1,558,078,312	$932,434,401

Net Assets Consisted of:
Capital stock, $0.01 par value	$1,258,954	$894,675
Paid-in capital	1,457,779,409	1,000,591,261
Accumulated net investment loss	(13,046)	(2,449,271)
Accumulated net realized loss from investments and securities sold short	(137,841,198)	(120,067,110)
Net unrealized appreciation on investments and securities sold short	236,894,193	53,464,846

Net Assets	$1,558,078,312	$932,434,401

Institutional Class Shares:
Net assets	$1,558,078,312	$932,434,401

Shares Outstanding	125,895,440	89,467,503

Net asset value, offering and redemption price per share	$12.38	$10.42

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Operations

For the Year/Period Ended April 30, 2015

	Gotham Absolute	Gotham Absolute
	Return Fund	500 Fund*
Investment Income
Dividends	$54,462,679	$163,871
Less: foreign taxes withheld	(98,970)	(1)
Interest	2,490	—
Income from securities loaned (Note 5)	3,906,631	1,631

Total investment income	58,272,830	165,501

Expenses
Advisory fees (Note 2)	56,525,592	110,688
Dividends and fees on securities sold short	16,868,785	103,867
Transfer agent fees (Note 2)	2,501,660	22,401
Fees on cash collateral (Note 5)	1,602,525	688
Administration and accounting fees (Note 2)	880,577	23,589
Registration and filing fees	257,924	19,498
Custodian fees (Note 2)	213,834	10,016
Trustees’ and officers’ fees (Note 2)	190,736	2,912
Legal fees	145,963	3,424
Printing and shareholder reporting fees	86,836	3,802
Audit fees	33,763	17,881
Other expenses	53,894	9,522

Total expenses before waivers and reimbursements	79,362,089	328,288

Recoupments and/or waivers, reimbursements (Note 2)	—	(99,209)

Net expenses after waivers and reimbursements	79,362,089	229,079

Net investment loss	(21,089,259)	(63,578)

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	188,948,516	415,365
Net realized loss from securities sold short	(351,910,445)	(381,595)
Net change in unrealized appreciation/(depreciation) on investments	215,099,211	542,652
Net change in unrealized appreciation/(depreciation) on securities sold short	(2,687,478)	(88,074)

Net realized and unrealized gain on investments	49,449,804	488,348

Net increase in net assets resulting from operations	$28,360,545	$424,770

*	The Fund commenced operations on July 31, 2014.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Operations

For the Year Ended April 30, 2015

	Gotham Enhanced	Gotham Neutral
	Return Fund	Fund
Investment Income
Dividends	$35,458,656	$14,623,574
Less: foreign taxes withheld	(56,544)	(32,705)
Interest	1,246	1,059
Income from securities loaned (Note 5)	2,569,927	902,520

Total investment income	37,973,285	15,494,448

Expenses
Advisory fees (Note 2)	25,977,512	14,825,501
Dividends and fees on securities sold short	12,746,143	7,433,747
Fees on cash collateral (Note 5)	1,138,483	149,581
Transfer agent fees (Note 2)	1,055,765	630,648
Administration and accounting fees (Note 2)	506,916	332,039
Custodian fees (Note 2)	126,691	59,421
Registration and filing fees	115,469	98,460
Trustees’ and officers’ fees (Note 2)	92,154	55,875
Legal fees	62,760	32,183
Printing and shareholder reporting fees	42,123	21,453
Audit fees	27,936	26,631
Other expenses	45,297	10,660

Total expenses before waivers and reimbursements	41,937,249	23,676,199

Recoupments and/or waivers, reimbursements (Note 2)	7,031	64,973

Net expenses after waivers and reimbursements	41,944,280	23,741,172

Net investment loss	(3,970,995)	(8,246,724)

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	121,832,005	60,798,472
Net realized loss from securities sold short	(182,034,336)	(156,064,170)
Net change in unrealized appreciation/(depreciation) on investments	151,044,790	49,581,830
Net change in unrealized appreciation/(depreciation) on securities sold short	(19,462,584)	(4,458,626)

Net realized and unrealized gain/(loss) on investments	71,379,875	(50,142,494)

Net increase/(decrease) in net assets resulting from operations	$67,408,880	$(58,389,218)

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Changes in Net Assets

	Gotham Absolute		Gotham Absolute
	Return Fund		500 Fund
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	April 30, 2015	April 30, 2014	April 30, 2015*
Net increase in net assets from operations:
Net investment loss	$(21,089,259)	$(5,504,378)	$(63,578)
Net realized gain/(loss) from investments and securities sold short	(162,961,929)	28,378,912	33,770
Net change in unrealized appreciation/(depreciation) on investments and securities sold short	212,411,733	59,943,353	454,578

Net increase in net assets resulting from operations	28,360,545	82,817,887	424,770

Less Dividends and Distributions to Shareholders from:
Institutional Class Shares:
Net realized capital gains	(55,752,862)	(13,191,338)	(168,661)

Net decrease in net assets from dividends and distributions to shareholders	(55,752,862)	(13,191,338)	(168,661)

Increase in Net Assets Derived from Capital Share Transactions and Merger Activity (Note 4 and Note 7)	2,134,945,533	1,426,903,567	10,327,123

Total increase in net assets	2,107,553,216	1,496,530,116	10,583,232

Net assets
Beginning of period	1,550,209,708	53,679,592	—

End of period	$3,657,762,924	$1,550,209,708	$10,583,232

Accumulated net investment income/(loss), end of period	$(5,670,454)	$—	$—

*	The Fund commenced operations on July 31, 2014.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Changes in Net Assets

	Gotham Enhanced		Gotham Neutral
	Return Fund		Fund
	For the	For the	For the	For the
	Year Ended	Period Ended	Year Ended	Period Ended
	April 30, 2015	April 30, 2014*	April 30, 2015	April 30, 2014**
Net increase/(decrease) in net assets from operations:
Net investment loss	$(3,970,995)	$(1,304,508)	$(8,246,724)	$(764,360)
Net realized gain/(loss) from investments and securities sold short	(60,202,331)	36,994,197	(95,265,698)	2,474,111
Net change in unrealized appreciation/ (depreciation) on investments and securities sold short	131,582,206	35,742,643	45,123,204	8,341,642

Net increase/(decrease) in net assets resulting from operations	67,408,880	71,432,332	(58,389,218)	10,051,393

Less Dividends and Distributions to Shareholders from:
Institutional Class Shares:
Net realized capital gains	(102,523,021)	(4,952,065)	(20,618,661)	(116,920)

Net decrease in net assets from dividends and distributions to shareholders	(102,523,021)	(4,952,065)	(20,618,661)	(116,920)

Increase in Net Assets Derived from Capital Share Transactions and Merger Activity (Note 4 and Note 7)	790,275,574	736,436,612	782,970,680	218,537,127

Total increase in net assets	755,161,433	802,916,879	703,962,801	228,471,600

Net assets
Beginning of period	802,916,879	—	228,471,600	—

End of period	$1,558,078,312	$802,916,879	$932,434,401	$228,471,600

Accumulated net investment loss, end of period	$(13,046)	$(13,999)	$(2,449,271)	$—

*	The Fund commenced operations on May 31, 2013.
**	The Fund commenced operations on August 30, 2013.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Cash Flows

	Gotham Absolute	Gotham Absolute
	Return Fund	500 Fund
	For the	For the
	Year Ended	Period from July 31, 2014
	April 30, 2015	to April 30, 2015*
Cash flows provided from (used in) operating activities:
Net increase in net assets resulting from operations	$28,360,545	$424,770
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of long-term portfolio investments	(13,612,636,594)	(47,117,685)
Proceeds from disposition of long-term portfolio investments	11,444,548,182	32,939,486
Purchases to cover securities sold short	(5,942,990,755)	(13,303,945)
Proceeds from securities sold short	6,877,722,682	21,544,556
Net realized gain/(loss) on investments and securities sold short	162,961,929	(33,770)
Net change in unrealized appreciation/(depreciation) on investments and securities sold short	(212,411,733)	(454,578)
Increase in deposits with brokers for securities sold short	(1,630,330,724)	(5,963,077)
Increase in receivable for securities sold	(263,690,049)	(2,282,121)
Increase in dividend and interest receivable	(1,671,744)	(9,071)
Increase in prepaid expenses and other assets	(83,919)	(3,438)
Increase in payable for investments purchased	291,788,771	2,298,043
Increase in use of cash collateral from securities lending	758,232,321	1,811,326
Increase in dividends and fees payable for securities sold short	230,921	7,543
Increase in payable for investment advisor	3,728,539	66,124
Increase in litigation income	1,130	—
Increase in accrued expense payable	624,431	78,409

Net cash used in operating activities	(2,095,616,067)	(9,997,428)

Cash flows from financing activities:
Net payment from Fund share activity	2,124,114,072	10,158,462

Dividends and Distributions to Shareholders	(26,914,185)	—

Net cash provided by financing activities	2,097,199,887	10,158,462

Net increase in cash	1,583,820	161,034
Cash at beginning of period	6,198,522	—

Cash at end of period	$7,782,342	$161,034

Supplemental disclosure of cash flow information:
Cash paid during the period for financing charges	$9,629,948	$21,108

*	The Fund commenced operations on July 31, 2014.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Cash Flows

	Gotham Enhanced	Gotham Neutral
	Return Fund	Fund
	For the	For the
	Year Ended	Year Ended
	April 30, 2015	April 30, 2015
Cash flows provided from (used in) operating activities:
Net increase/(decrease) in net assets resulting from operations	$67,408,880	$(58,389,218)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of long-term portfolio investments	(7,226,450,965)	(4,106,733,637)
Proceeds from disposition of long-term portfolio investments	6,180,219,738	3,356,096,904
Purchases to cover securities sold short	(3,416,640,427)	(2,614,272,867)
Proceeds from securities sold short	3,785,535,272	3,129,675,621
Net realized gain/(loss) on investments and securities sold short	60,202,331	95,265,698
Net change in unrealized appreciation/(depreciation) on investments and securities sold short	(131,582,206)	(45,123,204)
Increase in deposits with brokers for securities sold short	(598,808,531)	(610,341,997)
Increase in receivable for securities sold	(65,807,113)	(107,404,562)
Increase in dividend and interest receivable	(699,327)	(514,203)
Increase in prepaid expenses and other assets	(27,176)	(45,679)
Increase in payable for investments purchased	58,444,212	112,585,165
Increase in use of cash collateral from securities lending	599,648,173	79,641,120
Increase in dividends and fees payable for securities sold short	83,843	191,417
Increase in payable for investment advisor	1,401,498	1,286,299
Increase in litigation income	1,050	16
Increase/(decrease) in accrued expense payable	216,201	206,547

Net cash used in operating activities	(686,854,547)	(767,876,580)

Cash flows from financing activities:
Net payment from Fund share activity	709,332,376	776,834,589

Dividends and Distributions to Shareholders	(18,318,540)	(2,086,260)

Net cash provided by financing activities	691,013,836	774,748,329

Net increase in cash	4,159,289	6,871,749
Cash at beginning of period	533,479	4,148,774

Cash at end of period	$4,692,768	$11,020,523

Supplemental disclosure of cash flow information:
Cash paid during the period for financing charges	$8,484,869	$4,495,358

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK.]

GOTHAM FUNDS

Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

		Investment Activities			Dividends and Distributions

	Net Asset Value, Beginning of Year/Period	Net Investment Loss(1)	Net Realized and Unrealized Gain/(Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distribution from Capital Gains	Total Distributions
Gotham Absolute Return Fund
Institutional Class Shares
05/01/2014-04/30/2015	$13.45	$(0.10)	$0.43	$0.33	$—	$(0.24)	$(0.24)
05/01/2013-04/30/2014	11.40	(0.16)	2.77	2.61	—	(0.56)	(0.56)
08/31/2012*-04/30/2013	10.00	(0.08)	1.53	1.45	(0.01)	(0.05)	(0.06)

Gotham Absolute 500 Fund
Institutional Class Shares
07/31/2014*-04/30/2015	$10.00	$(0.09)	$0.78	$0.69	$—	$(0.23)	$(0.23)

Gotham Enhanced Return Fund
Institutional Class Shares
05/01/2014-04/30/2015	$12.39	$(0.04)	$0.97	$0.93	$—	$(0.94)	$(0.94)
05/31/2013*-04/30/2014	10.00	(0.07)	2.96	2.89	—	(0.50)	(0.50)

Gotham Neutral Fund
Institutional Class Shares
05/01/2014-04/30/2015	$11.21	$(0.12)	$(0.43)	$(0.55)	$—	$(0.24)	$(0.24)
08/30/2013*-04/30/2014	10.00	(0.12)	1.37	1.25	—	(0.04)	(0.04)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as indicated (See Note 2).
(4)	Amount is less than $0.005 per share.
(5)	Annualized.
(6)	Not annualized.
(7)

Portfolio turnover excludes the purchases and sales of the Formula Investing U.S. Value 1000 Fund and the Formula Investing U.S. Value Select Fund (see Note 7). If these transactions were included, portfolio turnover would have been higher.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUND

Financial Highlights

Redemption Fees		Net Asset Value, End of Year/Period	Total Return(2)	Net Assets, End of Year/Period	Ratio of Expenses to Average Net Assets with waivers, reimbursements, and recoupments if any (including dividend and interest expense)		Ratio of Expenses to Average Net Assets with waivers, reimbursements, and recoupments (excluding dividend and interest expense)		Ratio of Expenses to Average Net Assets without waivers, expense reimbursements, and recoupments if any(3)		Ratio of Net Investment Income to Average Net Assets (including dividend and interest expense)		Portfolio Turnover Rate

$0.00	(4)	$13.54	2.44%	$3,657,763	2.81%		2.15%		2.81%		(0.75)%		336.09%
0.00	(4)	13.45	23.21%	1,550,210	2.98%		2.20%		2.96%		(1.23)%		399.16%
0.01		11.40	14.67%	53,680	3.24	%(5)	2.25	%(5)	4.18	%(5)	(1.13	)%(5)	279.84	%(6)

$0.01		$10.47	6.98%	$10,583	4.13	%(5)	2.25	%(5)	5.92	%(5)	(1.15	)%(5)	327.45	%(6)

$0.00	(4)	$12.38	7.34%	$1,558,078	3.23%		2.16%		3.23%		(0.31)%		274.67%
0.00	(4)	12.39	29.36%	802,917	3.54	%(5)	2.25	%(5)	3.54	%(5)	(0.63	)%(5)	364.77	%(6)(7)

$0.00	(4)	$10.42	(5.00)%	$932,434	3.20%		2.18%		3.19%		(1.11)%		377.72%
0.00	(4)	$11.21	12.50%	228,472	3.43	%(5)	2.25	%(5)	3.57	%(5)	(1.64	)%(5)	191.65	%(6)

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Notes to Financial Statements

April 30, 2015

1. Organization and Significant Accounting Policies

The Gotham Absolute Return Fund, the Gotham Absolute 500 Fund, the Gotham Enhanced Return Fund and the Gotham Neutral Fund (each a “Fund” and together, the “Funds”) are each a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Gotham Absolute Return Fund commenced investment operations on August 31, 2012. The Gotham Absolute 500 Fund commenced operations on July 31, 2014. The Gotham Enhanced Return Fund commenced investment operations on May 31, 2013. The Gotham Neutral Fund commenced investment operations on August 30, 2013. The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. Each of the Funds offers one class of shares, Institutional Class.

The Funds seek to achieve their investment objective by primarily investing in long and short positions of U.S. equity securities. Equity securities include common and preferred stocks.

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities held by the Funds are valued at their last sale price on the NYSE on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the last asked price and the last bid price prior to the market close. Securities listed on other exchanges (and not subject to restriction against sale by the Funds on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the last asked price and the last bid price prior to market close. The value of such securities quoted on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) markets system, but not listed on the National Market System, shall be valued at the mean between closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and the asked prices for such security in the over-the-counter market. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

GOTHAM FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

All financial instruments listed in the Portfolio of Investments are considered Level 1, measured at fair value on a recurring basis based on quoted prices for identical assets in active markets.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of a Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Funds to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Funds to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Funds had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Funds had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period ended April 30, 2015, there were no transfers between Levels 1, 2 and 3 for the Funds.

Use of Estimates — The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. General expenses of the Trust are generally allocated to each Fund in proportion to its relative daily net assets. Expenses directly attributable to a particular Fund in the Trust are charged directly to that Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

GOTHAM FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. A Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Short Sales — The Funds may sell securities short. A short sale involves the sale by the Funds of a security that it does not own with the anticipation of purchasing the same security at a later date at a lower price. If the price of the security has increased during this time, then the Funds will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Funds. There can be no assurance that the Funds will be able to close out a short position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. The Funds will comply with guidelines established by the Security and Exchange Commission and other applicable regulatory bodies with respect to coverage of short sales.

As of April 30, 2015, the Gotham Absolute Return Fund, Gotham Absolute 500 Fund, Gotham Enhanced Return Fund and Gotham Neutral Fund had securities sold short valued at $2,190,674,036, $8,710,330, $1,160,690,913 and $893,184,755, for which securities of $2,235,451,328, $8,811,699, $1,156,756,827, $881,075,480, and cash deposits of $2,238,375,719, $5,963,077, $602,857,114 and $774,240,137, respectively, were pledged as collateral.

In accordance with the terms of its prime brokerage agreements, the Funds may receive rebate income or be charged fees on securities sold short. Such income or fee is calculated on a daily basis based upon the market value of securities sold short and a variable rate that is dependent upon the availability of such security. For the year ended April 30, 2015, Gotham Absolute Return Fund, Gotham Enhanced Return Fund and Gotham Neutral Fund had net charges of $9,376,893, $5,439,872 and $3,970,318 on securities sold short. For the period from July 31, 2014 (commencement of operations) to April 30, 2015, Gotham Absolute 500 Fund had net charges of $9,158 on securities sold short. This amount is included in dividends and fees on securities sold short on the statement of operations. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

As of April 30, 2015, the Gotham Absolute Return Fund, Gotham Absolute 500 Fund, Gotham Enhanced Return Fund and Gotham Neutral Fund utilized short sales proceeds of $1,166,299, $2,832,573, $567,314,809 and $124,931,740, and incurred financing charges for the period ended April 30, 2015, of $253,055, $11,950, $3,044,997 and $525,030, respectively, to finance purchases of long securities. A financing fee is charged to the Funds based on the Federal Funds rate plus an agreed upon spread. These fees are included in dividends and fees on securities sold short.

2. Transactions with Affiliates and Related Parties

Gotham Asset Management, LLC (“Gotham” or the “Adviser”) serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services as the investment adviser, Gotham is entitled to receive a monthly fee at the annual rate of 2.00% of each Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of each Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding dividend and interest expense on securities sold short, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 2.25% (on an annual basis) of each Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2017, unless the Board of Trustees approves its earlier termination. The

GOTHAM FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless a Fund’s expenses are below the Expense Limitation.

For the period ended April 30, 2015, investment advisory fees accrued and waivers were as follows:

	Gross	Waiver/	Net Advisory Fee
	Advisory Fee	Reimbursements	(Reimbursement)
Gotham Absolute Return Fund	$56,525,592	$ —	$56,525,592
Gotham Absolute 500 Fund	110,688	(99,209)	11,479
Gotham Enhanced Return Fund	25,977,512	—	25,977,512
Gotham Neutral Fund	14,825,501	—	14,825,501

During the period ended April 30, 2015, Gotham Enhanced Return Fund and Gotham Neutral Fund had investments advisory recoupment of $7,031 and $64,973, respectively. As of April 30, 2015, the amount of potential recovery for the Gotham Absolute 500 Fund was as follows:

Expiration
04/30/2018
Gotham Absolute 500 Fund	$99,209

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets and is subject to certain minimum monthly fees. For providing transfer agency services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Funds pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trustees of the Trust who are not officers or employees of an investment adviser, sub-adviser or other service provider to the Trust receive compensation in the form of an annual retainer and per meeting fees, for their services as a Trustee. The remuneration paid to the Trustee by the Funds during the period ended April 30, 2015 was $240,389. Certain employees of BNY Mellon serve as Officers of the Trust. They are not compensated by the Funds or the Trust.

GOTHAM FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

3. Investment in Securities

For the year ended April 30, 2015 (Gotham Absolute Return Fund, Gotham Enhanced Return Fund and Gotham Neutral Fund) and from the commencement of operations through April 30, 2015 (Gotham Absolute 500 Fund commenced operations on July 31, 2014), aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Gotham Absolute Return Fund	$13,571,141,102	$11,402,591,527
Gotham Absolute 500 Fund	46,981,854	32,803,504
Gotham Enhanced Return Fund	7,199,172,273	6,152,650,402
Gotham Neutral Fund	4,095,791,901	3,345,026,269

4. Capital Share Transactions

For the period ended April 30, 2015 and the period ended April 30, 2014, transactions in capital shares of the Funds (authorized shares unlimited) were as follows:

	For the Period Ended		For the Period Ended
	April 30, 2015		April 30, 2014
	Shares	Value	Shares	Value
Gotham Absolute Return Fund:
Institutional Class Shares:
Sales	215,551,538	$2,966,057,341	114,871,940	$1,482,840,267
Reinvestments	2,085,226	28,838,677	753,328	9,522,065
Redemption Fees*	—	264,109	—	64,412
Redemptions	(62,720,044)	(860,214,594)	(5,065,727)	(65,523,177)

Net Increase	154,916,720	$2,134,945,533	110,559,541	$1,426,903,567

Gotham Absolute 500 Fund**:
Institutional Class Shares:
Sales	1,121,170	$11,474,896	—	$—
Reinvestments	15,987	168,661	—	—
Redemption Fees*	—	5,948	—	—
Redemptions	(126,329)	(1,322,382)	—	—

Net Increase	1,010,828	$10,327,123	—	$—

GOTHAM FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

	For the Period Ended		For the Period Ended
	April 30, 2015		April 30, 2014
	Shares	Value	Shares	Value
Gotham Enhanced Return Fund:
Institutional Class Shares:
Sales	78,071,406	$1,005,549,363	34,242,031	$394,564,020
Proceeds from Shares issued in connection with mergers (a)	—	—	33,008,932	371,020,411
Reinvestments	6,630,274	84,204,481	435,768	4,902,396
Redemption Fees*	—	245,378	—	12,613
Redemptions	(23,587,091)	(299,723,648)	(2,905,880)	(34,062,828)

Net Increase	61,114,589	$790,275,574	64,780,851	$736,436,612

Gotham Neutral Fund:
Institutional Class Shares:
Sales	101,376,317	$1,132,773,493	20,810,372	$223,066,030
Reinvestments	1,692,457	18,532,401	10,648	111,909
Redemption Fees*	—	258,989	—	28,314
Redemptions	(33,988,109)	(368,594,203)	(434,182)	(4,669,126)

Net Increase	69,080,665	$782,970,680	20,386,838	$218,537,127

*There is a 1.00% redemption fee that may be charged on shares redeemed within 90 days of purchase. The redemption fees are retained by each Fund for the benefit of the remaining shareholders and recorded as paid-in-capital.

**Commencement of operations July 31, 2014.

(a)See Note 7.

As of April 30, 2015, the following Fund had shareholders that held 10% or more of the outstanding shares of the Fund:

Gotham Absolute 500 Fund
Affiliated Shareholders	51%
Affiliated Fund	11%

5. Securities Lending

Securities may be loaned to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, letter of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Board of Trustees, is invested in short-term investments and securities consistent with the Fund’s investment objective. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. The Funds pay a fee on the cash collateral received by the Funds at a rate equal to the Federal Funds (Open) rate plus 40 basis points with respect to the cash collateral received on those securities on loan that have a rebate that equals or exceeds the greater of either the Federal Funds (Open) rate minus 10 basis points or zero. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights

GOTHAM FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. Any loans of a Fund’s securities will be fully collateralized and marked to market daily. During the year ended April 30, 2015, the Funds each had securities lending programs. The market value of securities on loan and collateral as of April 30, 2015 and the income generated from the programs during the year ended April 30, 2015 with respect to such loans are as follows:

	Market Value			Income Received
	of Securities	Market Value	Market Value	from Securities
	Loaned	of Cash Collateral	of Non-cash Collateral	Lending
Gotham Absolute Return Fund	$735,855,253	$758,232,321	$6,540,633	$3,906,631
Gotham Absolute 500 Fund	1,759,253	1,811,326	—	1,631
Gotham Enhanced Return Fund	580,765,332	599,648,173	1,292,292	2,569,927
Gotham Neutral Fund	77,313,250	79,641,120	—	902,520

Securities lending transactions are entered into by the Funds under a Master Securities Lending Agreement (“MSLA”) which permits the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Funds to the same counterparty against amounts to be received from that counterparty and create one single net payment due to or from the Funds. The following table is a summary of each of the Gotham Absolute Return Fund, the Gotham Absolute Return 500 Fund, the Gotham Enhanced Return Fund and the Gotham Neutral Fund’s open securities lending transactions which are subject to a MSLA as of April 30, 2015:

				Gross Amount Not Offset in the
				Statement of Assets and Liabilities

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented in		Cash
	Gross Amounts of	Statement of	the Statement of	Financial	Collateral	Net
	Recognized Assets	Assets and Liabilities	Assets and Liabilities	Instruments	Received*	Amount**
Gotham Absolute Return Fund	$735,855,253	$—	$735,855,253	$(6,540,633)	$(729,314,620)	$—
Gotham Absolute 500 Fund	1,759,253	—	1,759,253	—	(1,759,253)	—
Gotham Enhanced Return Fund	580,765,332	—	580,765,332	(1,292,292)	(579,473,040)	—
Gotham Neutral Fund	77,313,250	—	77,313,250	—	(77,313,250)	—

*Amount disclosed is limited to the amount of assets presented in each Statement of Assets and Liabilities. Actual collateral received may be more than the amount shown.

** Net amount represents the net receivable from the counterparty in the event of a default.

6. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds had determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

GOTHAM FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

In order to present net assets components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. Net investment income, net realized gains and net assets were not affected by these adjustments. The following permanent differences as of April 30, 2015, primarily attributed to non-deductible expenses, capitalized dividends on short sales and short-term gain netted against current year net operating loss, were reclassified among the following accounts:

	Increase/(Decrease)	Increase/(Decrease)
	Undistributed	Accumulated	Increase/(Decrease)
	Net Investment	Net Realized	Additional
	Income	Loss	Paid-In Capital
Gotham Absolute Return Fund	$15,418,805	$(15,418,805)	$ —
Gotham Absolute 500 Fund	63,578	(47,366)	(16,212)
Gotham Enhanced Return Fund	3,971,948	(3,971,948)	—
Gotham Neutral Fund	5,797,453	(5,797,453)	—

The tax character of distributions paid by the Funds during the year/period ended April 30, 2015 were as follows:

	Ordinary	Long-Term
	Income	Capital Gain
	Dividend	Dividend
Gotham Absolute Return Fund	$46,471,975	$9,280,887
Gotham Absolute 500 Fund	168,661	—
Gotham Enhanced Return Fund	48,414,982	54,108,039
Gotham Neutral Fund	20,413,423	205,238

The tax character of distributions paid by the Funds during the year/period ended April 30, 2014 were as follows:

	Ordinary	Long-Term
	Income	Capital Gain
	Dividend	Dividend
Gotham Absolute Return Fund	$13,141,291	$50,047
Gotham Enhanced Return Fund	4,952,065	—
Gotham Neutral Fund	116,920	—

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2015, the components of distributable earnings on a tax basis were as follows:

					Qualified	Other
	Capital Loss	Undistributed	Undistributed	Unrealized	Late-Year	Temporary
	Carryforward	Ordinary Income	Long-Term Gain	Appreciation	Losses	Differences
Gotham Absolute Return Fund	$—	$—	$29,543,774	$129,777,719	$(113,834,632)	$—
Gotham Absolute 500 Fund	—	196,162	—	76,159	—	—
Gotham Enhanced Return Fund	—	—	18,962,018	180,528,204	(100,437,228)	(13,045)
Gotham Neutral Fund	—	—	4,408,402	3,481,339	(76,941,276)	—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

GOTHAM FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

As of April 30, 2015, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Funds were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
Gotham Absolute Return Fund	$4,295,740,032	$445,332,170	$(332,600,028)	$112,732,142
Gotham Absolute 500 Fund	14,972,032	1,163,258	(999,024)	164,234
Gotham Enhanced Return Fund	2,520,543,537	289,916,797	(103,572,051)	186,344,746
Gotham Neutral Fund	1,129,717,229	117,222,555	(113,839,455)	3,383,100

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2015, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2015. For the year ended April 30, 2015, the Funds deferred to May 1, 2015 the following losses:

	Late-Year Ordinary	Short-Term Capital
	Losses Deferral	Loss Deferral
Gotham Absolute Return Fund	$5,670,454	$108,164,178
Gotham Absolute 500 Fund	—	—
Gotham Enhanced Return Fund	—	100,437,228
Gotham Neutral Fund	2,449,272	74,492,004

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2015 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2015, the Gotham Absolute Return Fund, Gotham Absolute 500 Fund, Gotham Enhanced Return Fund and Gotham Neutral Fund did not have any capital loss carryforwards.

7. Fund Mergers

At a meeting of the Board of Trustees of the Trust held on October 29, 2013, the Board of Trustees approved an Agreement and Plan of Reorganization (the “Agreement”) to reorganize each of the Formula Investing U.S. Value 1000 Fund and the Formula Investing U.S. Value Select Fund into the Gotham Enhanced Return Fund, each a series of the Trust. The shareholders of each of the Formula Investing U.S. Value 1000 Fund and the Formula Investing U.S. Value Select Fund approved the Agreement during a special meeting of the shareholders held on February 5, 2014.

Immediately prior to the reorganization, the Formula Investing U.S. Value 1000 Fund had Class A Shares outstanding and the Formula Investing U.S. Value Select Fund had Class A Shares and Class I Shares outstanding, which were exchanged for Institutional Class Shares of the Gotham Enhanced Return Fund. The following is a summary of shares outstanding, net assets and net asset value per share for these Funds before and after the mergers took place after the close of business on February 7, 2014:

GOTHAM FUNDS

Notes to Financial Statements (Concluded)

April 30, 2015

	Before			After
	Reorganization			Reorganization
	Formula	Formula
	Investing U.S.	Investing U.S.	Gotham	Gotham
	Value 1000	Value Select	Enhanced	Enhanced
	Fund	Fund	Return Fund	Return Fund
Class A
Shares	4,212,398	15,223,282	NA	NA
Net Assets	$61,732,742	$233,895,124	NA	NA
Net Asset Value	$14.66	$15.36	NA	NA

Class I
Shares	NA	4,906,586	NA	NA
Net Assets	NA	$75,392,545	NA	NA
Net Asset Value	NA	$15.37	NA	NA

Institutional Class Shares
Shares	NA	NA	19,042,428	52,051,360
Net Assets	NA	NA	$213,989,914	$585,010,325
Net Asset Value	NA	NA	$11.24	$11.24

Fund Total
Shares Outstanding	4,212,398	20,129,868	19,042,428	52,051,360
Net Assets	$61,732,742	$309,287,669	$213,989,914	$585,010,325
Unrealized Appreciation (Depreciation)	$11,047,133	$58,522,211	$(11,030,934)	$58,538,410

Assuming this reorganization had been completed on May 1, 2013, the Gotham Enhanced Return Fund’s results of operations for the year ended April 30, 2014 would have been as follows:

Net Investment Income	$2,264,700
Net realized and change in unrealized gains (losses) on investments and securities sold short	$209,971,190

Net increase in asset from operations	$212,235,890

Because the combined portfolios of investments have been managed as a single portfolio since the mergers were completed, it is not practical to separate the amounts of revenue and earnings to the Gotham Enhanced Return Fund that have been included in its statements of operations since the mergers.

8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

GOTHAM FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Gotham Absolute Return Fund, and the

Gotham Absolute 500 Fund, and the

Gotham Enhanced Return Fund, and the

Gotham Neutral Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and of cash flows, and the financial highlights present fairly, in all material respects, the financial position of the Gotham Absolute Return Fund, the Gotham Enhanced Return Fund, Gotham Neutral Fund, and the Gotham Absolute 500 Fund (the “Funds”) at April 30, 2015, the results of each of their operations and their cash flows, the changes in each of their net assets and the financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 26, 2015

GOTHAM FUNDS

Shareholder Tax Information

(Unaudited)

The Funds are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by such Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2015, the tax character of distributions paid by the Funds were as follows:

	Ordinary	Long-Term
	Income	Capital Gain
	Dividend	Dividend
Gotham Absolute Return Fund	$46,471,975	$9,280,887
Gotham Absolute 500 Fund	168,661	—
Gotham Enhanced Return Fund	48,414,982	54,108,039
Gotham Neutral Fund	20,413,423	205,238

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Gotham Absolute Return Fund, the Gotham Absolute 500 Fund, the Gotham Enhanced Return Fund and the Gotham Neutral Fund designate 49.63%, 38.24%, 45.09% and 57.27%, respectively, of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the Gotham Absolute Return Fund, Gotham Absolute 500 Fund, Gotham Enhanced Return Fund and Gotham Neutral Fund, the percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 52.21%, 36.85%, 45.89% and 62.09%, respectively.

For the Gotham Absolute Return Fund, Gotham Absolute 500 Fund, Gotham Enhanced Return Fund and Gotham Neutral Fund, the percentage of ordinary income distributions designated as qualified short-term capital gain pursuant to the American Job Creation Act of 2004 are 100.00%, 100.00%, 38.21% and 100.00%, respectively.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2015. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2016.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by a Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in a Fund.

GOTHAM FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how a Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (877) 974-6852 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

GOTHAM FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site www.gothamfunds.com.

If you have questions or comments about our privacy practices, please call us at 1-877-974-6852.

GOTHAM FUNDS

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Board” or the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”) within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Funds contains additional information about the Trustees and is available, without charge, upon request, by calling (877) 974-6852.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	38	Optimum Fund Trust (registered investment company) (6 Portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	38	None.
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	38	None.
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	38	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

GOTHAM FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	38	None.

1 Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.

Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

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Investment Adviser

Gotham Asset Management, LLC

535 Madison Avenue, 30th Floor

New York, NY 10022

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

LATEEF FUND

Annual Investment Adviser’s Report

April 30, 2015

(Unaudited)

Dear Lateef Fund Shareholder:

The European Central Bank’s (ECB) unveiling of its €1.1 trillion quantitative easing (QE) program in mid-January 2015 led to a rally in European markets that carried through the rest of the quarter. Correspondingly, a weakening in the Euro and a flight to U.S. assets led to a 13% appreciation in the U.S. dollar (USD) relative to the Euro, and a 9% appreciation in the DXY Dollar Index. While the Fund consists of domestic-only names, many derive a substantial portion of revenues abroad. In this letter, we discuss the true impact of foreign currency movements on the Fund’s holdings. Additionally, we again return to the merits of active management through the lens of high-quality and high active share.

The Economics of Currency Volatility

During the first quarter, the European stock markets experienced dramatic local currency returns, including a 22% rise in the German stock market. Two schools of thoughts exist to explain these returns. The first explanation is that these gains were predominantly driven by the ECB’s monetary policy as investors drew parallels to the Federal Reserve’s actions in the U.S., which resulted in a 90% increase in the S&P 500 and a 30% decline in the volatility index over the past 5 years. Another explanation is that the Euro’s devaluation creates a temporary comparative advantage for European exporters. While often lambasted for having anti-business regulations and fiscal policies, the European monetary authorities have opened the export spigots for its countries, and the markets are pricing in this advantage.

Traditionally, the devaluation of a currency was a trade related issue. By shifting investments to Europe in search of returns, investors expose themselves to currency fluctuations that can negate potential gains from these markets. This makes diversifying economic exposures more difficult than simply investing in foreign economies.

As we look through the Fund’s portfolio of companies that generate more than half of their revenues overseas, we are concerned with more than just translational exposure. We are concerned with operating exposure. In other words, we are less concerned with the accounting effects of translating from foreign currencies to reporting currencies, and more concerned with the economic impact currency movements have on future cash flows and profitability. Additionally, we see foreign exchange risk as more subtle than merely identifying where an item is produced or consumed. For example, in the early 1980’s, a television manufacturer that fully sourced and sold within the U.S. still experienced high Yen exposure because its competitors were Japanese.

While investors are often quick to realize the impact of the cost differentials due to currency volatility, an understanding of price responsiveness lags. For example, in the biotech industry, if multiple competitors conduct research and development within the U.S., the operational impact of a weaker Euro will affect all companies equally, leading to price hikes despite translational effects. Market leadership can also reveal whether a company can use pricing power to offset currency pressure.

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The companies held in the Fund largely fall into two buckets with respect to their ability to mitigate and manage operating risks created by currency fluctuations: companies with high price responsiveness and companies with high cost responsiveness. The first category includes companies, such as Celgene and Facebook, whose market leadership and lack of Euro-denominated competition allow for pricing power that can quickly offset currency pressures placed on their fixed cost structures. The second category includes globally diversified industrial companies, such as Ametek and Danaher, whose lack of pricing power is offset by their ability to shift production towards regions where currencies have weakened, favoring exports or local suppliers. For the parent, capital expenditures and acquisitions made in these regions become high returning endeavors in local currency terms. This particularly creates value for companies like Ametek and Danaher who rely on M&A to supplement their organic growth.

We acknowledge that the business responses taken by the Fund’s companies are shaped by the currency economics of their competitors. However, through our due diligence, we also analyze market leadership, managerial ability to invest capital, and capital structures. These qualities ensure that our portfolio companies can take advantage of any opportunities presented by currency volatility while also defending against potential erosions in market share or economic profitability.

As we enter the first quarter earnings season, we are aware that the Fund’s holdings may announce guidance revisions due to the strong upward movement in the dollar. However, our analysis of currencies goes beyond translational risk, giving us confidence that our holdings will continue to add economic value.

Whereas currency valuations are interesting to investors as they compare inflation expectations and the resulting interest rates on a country-by-country basis, domestic inflation is interesting to investors for two reasons. First, interest rates levels compare the attractiveness of different asset classes. Second, similar to our discussion of currencies, interest rates and their directions of change determine corporate actions. High-quality companies, like those held in our portfolio, tend to have pricing power or the ability to control costs, which equate to better performance in a rising rate environment.

In our prior letters, we have identified growth rates, unexpected changes in growth rates, and discount rates (or the return investors demand for a given investment) as key factors that drive equity valuations. With the Federal Reserve signaling that a rate increase would be unlikely at its next meeting and that any increase – when taken – would be measured, discount rates have further declined, in turn lifting equity valuations. At Lateef, we are less concerned about the market’s required return; instead, we are focused on growth rates and company fundamentals to construct our portfolio. When the Fed’s policy shifts, we expect interest rates and required returns to increase gradually, compelling the market to reward high-quality growth. As we have stated before, our criteria of high returns on capital and low leverage positions our portfolio well for a higher rate environment. If the economy in fact remains in a slow growth mode and inflation begins to rise, the Fund’s portfolio of companies with superior business models will all the more separate themselves from the pack.

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Active versus Passive Management

Over the past two economic cycles, a trend has emerged where active management has underperformed passive indexing during long, sustained bull markets. During the bull markets of 1995-1999 and 2010-2014, only 18% and 19% of active managers outperformed the S&P 500, respectively.1 Predictably, investors rotated into passive strategies, chasing recent performance while falling victim to the recency effect. These periods of high market correlation and low dispersion between the top and bottom performing stocks were challenging environments for stock pickers. In our last quarterly letter, we explained that low-quality companies can outperform when the market rewards risk, such as the Internet and real estate bubbles; however, these periods are often followed by significant outperformance of high-quality portfolios over the long term.2

Source: Bernstein Research, Strategic Insight (SI)	Source: Kenneth French Data Library

This same insight applies when measuring active versus passive management. As nearly all active managers are capable of excluding the lowest quality companies from their portfolios based on poor fundamentals, when a risk-on rally occurs, many active managers collectively miss the rally in the most volatile lowest quality names. In other words, when stock selection makes less of a difference, active managers struggle to outperform. However, when markets taper off or face a correction, active managers outperform since these are precisely the periods when stock selection and a keen focus on quality make a difference.

[1]	Pollock, Michael A. The Case for Actively Managed Funds. Wall Street Journal (Robert W. Baird and Morningstar data). February 8, 2015.

[2]	For greater detail, please refer to our High Quality Mean Reversion white paper. Please contact our Relationship Management Team at (415) 461-3800 or clientservice@lateef.com for a copy of this paper.

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Such was the case from 2000 to 2008, when 63% of active managers outperformed the S&P 500 and indexing strategies. Lateef’s high-quality focus, not only led to an outperformance relative to the market during the period, but our active manager peers as well. Since 2009, the S&P 500 has returned over 15% per year, far outpacing its long-term average of 7%.3 During this time, quality-focused active managers have again underperformed due to QE-driven market correlation and a rotation into low-quality stocks, most levered to an economic recovery.

Further, in the early parts of a recovery, investors are sidelined by fear of negative returns in the market. In fact, equity markets experienced outflows during the first part of the recent recovery. As market returns begin to look attractive (in the rearview mirror), investors return. Towards the latter half of a recovery, passive index funds appear attractive given their high returns and low fees. It is at this precise point, where correlations fade and the dispersions of individual stock returns increase, that active management traditionally outperforms.

Changes to the Fund

The Lateef Fund saw multiple changes during the first quarter. We started new positions in Madison Square Garden (MSG) and Facebook (FB) while also selling our positions in Twenty-First Century Fox (FOXA), Scripps Networks (SNI), and Robert Half International (RHI). We also sold our position in Hospira (HSP) after Pfizer announced its intention to acquire the company for cash at a 39% premium.

During the quarter, we initiated a new position in Madison Square Garden (MSG). MSG is a holding company that operates three segments: MSG Sports, which owns and operates sports franchises including the New York Knicks and New York Rangers; MSG Media, which produces and distributes content through the MSG Network; and MSG Entertainment, which presents live entertainment events at the company’s collection of arenas and venues. We believe that MSG, having completed a multi-year renovation of the Madison Square Garden arena, will experience a substantial step-up in cash flows in the coming years through lower capital investment needs and high margin incremental revenues driven by ticket price increases, more advertisements, and upgraded food/beverage offerings. With the Media business’ cash flows no longer needed to fund renovations, the company has an opportunity to split its distinct businesses and realize full value for its assets, which have been heavily discounted by the market.

[3]	Bloomberg performance data for S&P 500.

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As we were building our position, MSG announced definitive plans to spin off its Sports and Entertainment businesses into a separate entity. The company is still in an early phase of unlocking value as management has yet to determine capital structures, which could lead to MSG Media taking advantage of its strong balance sheet and stable cash flows to return capital to shareholders via a large buyback program or a special dividend. Further, as a standalone regional sports network, MSG media dominates the large New York market with its exclusive sports content, making it an attractive takeout candidate in the future. We believe that a disparity continues to exist between the public and private valuations of MSG’s assets, as Wall Street has not given the company proper credit for the private market value of its sports and real estate assets. Sports franchises are unique assets as they are protected from substitutes by national governing bodies. These trophy assets also provide value to private buyers as the purchase price can be amortized, thus acting as a tax shield. This discount should narrow as the spinoff is realized.

We also established a position in Facebook (FB) this quarter. FB operates the largest social networking platform online and on mobile. We believe that FB is the beneficiary of three structural trends: (1) the shift of consumer time from traditional media such as print and television to digital media; (2) the shift of global advertising dollars from traditional media to digital media and its younger, growing base of viewers; and (3) the growth of mobile as an advertising platform. These tailwinds have the ability to double the digital advertising market from $140 billion to over $300 billion by 2020. FB, as the dominant leader with 76% market share in social-media digital advertising, will reap the benefits.

FB has a unique business model in that its user-generated content bear very low costs to the company; yet, the company monetizes this content at very high margins by allowing marketers to reach its 1.4 billion user base in a friendly, engaging manner. FB is still in the early stages of penetrating the top 1,000 global advertisers, which will drive much higher advertising revenue over the next 3-5 years as the largest brand advertisers have yet to meaningfully move advertising budgets towards social media. Furthermore, FB is different from other digital advertising companies in that it can deliver a variety of highly targeted advertisements with rich graphics and videos, as opposed to text, which are embedded in the user experience. This is appealing to both global marketers who are trying to build brand equity and awareness, and to users who see advertisements that are relevant to them. As FB monetizes its content, the economic spread between revenues and costs will create the most profitable network in the industry.

Our investment in FB also meant a simultaneous re-evaluation of our theses in Twenty-First Century Fox (FOXA) and Scripps Networks (SNI). Traditionally, media’s high fixed cost acted as a barrier to entry in content creation. Access to distribution was only available to expensively created content. Today, this paradigm no longer holds as the proliferation of user-generated content and new distribution platforms have reduced the value of traditional content. Advertisers now have the luxury of choosing among various digital outlets, including search, online video, and social media advertising. Not only does traditional media compete with these new forms of targeted, people-based advertising, it also becomes less valuable as content is pushed online and streamed through desktops and mobile devices. Whereas historically, television advertising commanded 9 minutes of advertising for every 21 minutes of content, today’s media can

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Annual Investment Adviser’s Report

April 30, 2015

(Unaudited)

often be viewed with no commercials or a 15 second upfront. As advertising minutes are extracted from the system, content thus becomes less valuable. The proliferation of various distribution channels allows for viewing by larger audiences; however, the same advertising value does not hold if advertising loads are reduced. Given these structural headwinds challenging traditional media companies, we sold our remaining positions in FOXA and SNI during the quarter.

We sold our position in Robert Half International (RHI) as our original investment thesis of RHI benefiting from the recovery in U.S. employment has played out. RHI has shown strong growth over 2013 and 2014 as U.S. employment levels recovered from the impacts of the 2008 financial crisis. We believe that the company may be closer to the end of its current cycle than management believes. The penetration of temporary workers in the U.S. has already surpassed prior peak levels, limited upside for growth. During the quarter, RHI’s valuation reached 23x 2015 earnings, near the peak valuation experienced at the top of the last cycle. Tough comparisons in the back half of 2015 could limit the company’s ability to achieve double-digit growth, which would lead to a de-rating. As such, we see meaningful downside risk relative to the remaining upside to fair value.

Finally, we sold our position in Hospira (HSP) after Pfizer’s February announcement that it would acquire HSP for $17 billion, or $90 per share, a 39% premium to HSP’s prior closing price. For the quarter, HSP earned a total return of 42% for our portfolio after returning 48% during 2014.

Conclusion

As we look ahead to first quarter results, volatility in the market may rise as the sharp movements in currencies over the past few months force companies to revise full-year outlooks. Translational effects aside, the Fund’s portfolio of high-quality companies should withstand and take advantage of currency fluctuations through their market leadership, cost structures, and capital allocation decisions. Further, such market volatility reduces market correlation, increasing dispersion between the high- quality and low-quality companies, forming an environment where high-quality managers outperform. We believe the Fund’s collection of holdings are well positioned in the current economic cycle. Further, as we survey the market for new opportunities, we believe there are ample new ideas that fit our criteria of high-quality growth.

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Annual Investment Adviser’s Report

April 30, 2015

(Unaudited)

Thank you for entrusting us with your confidence. We appreciate your support and look forward to continuing our partnership.

Sincerely,

Lateef Investment Management

~ Celebrating 40 Years of Exceptional Results in Investment Management ~

All opinions and data included in this commentary are as of March 31, 2015 and are subject to change. The opinions and views expressed herein are of Lateef Investment Management, L.P. and may differ from others and are not intended to be seen as fact, a forecast of future events, a guarantee of future results or investment advice. This information should not be used as the sole basis to make any investment decision. The statistics have been obtained from sources believed to be reliable, but the accuracy and completeness of this information cannot be guaranteed. Neither Lateef Investment Management, L.P. nor its information providers are responsible for any damages or losses arising from any use of this information. No investment strategy can assure a profit or protect against loss. Past performance is no guarantee of future results. The recently filed ADV Part 2 can be found at www.lateef.com or by request by calling 415-461-3800.

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LATEEF FUND

Annual Investment Adviser’s Report

April 30, 2015

(Unaudited)

Lateef Fund Q1 Leaders & Laggards

During the quarter, our top performers were Hospira (HSP), Towers Watson (TW), and JLL Group (JLL). As discussed above, we sold our position in HSP following Pfizer’s announcement that it would purchase HSP at a 39% premium to its pre-announcement closing price.

Towers Watson (TW) was a top performer this quarter. In early February, the company beat street estimates for its second quarter and raised guidance for the full year. Shares jumped 7% on the day of its earnings call and 11% over a 4-day span. Full-year EPS guidance was raised slightly due to strong results in the first fiscal half offset by the strengthening of the USD relative to the GBP and the EUR. This quarter confirmed our thesis on TW. The reallocation of resources from TW’s legacy businesses towards private healthcare exchanges has ended and cost cutting initiatives taken during 2014 are starting to bear fruit. TW enrolled 160,000 retiree and 60,000 active lives onto its OneExchange platform during the quarter. The company expects roughly 1.2 million lives on its platform by its June 2015 fiscal year end. Revenues from Exchange Solutions are now expected to grow in the low 30% range, up from management’s prior guidance of growth in the high 20% range.

JLL Group (JLL) was an outperformer this quarter after reporting fourth quarter results in early February that beat street expectations. JLL shares increased 10% after reporting EPS that beat by 12%. Real Estate Service fee revenue grew 18% year-over-year driven by a 24% rebound in EMEA and mid-teens growth in Americas and Asia-Pacific. JLL’s bottom line beat was again aided by better than expected incentive fee performance at LaSalle Investment Management. Net of tax, incentive fees contributed $0.42 to EPS versus $0.05 last fourth quarter. A normalization of investment fees and incentive returns were a component of our original thesis on JLL. We continue to see the company as an attractive investment given tight leasing markets and high transaction volumes worldwide.

Wynn Resorts (WYNN), Twenty-First Century Fox (FOXA), and Scripps Networks (SNI) were our bottom three performers this quarter. As discussed earlier, we sold our positions in FOXA and SNI during the quarter.

The Chinese government’s anti-corruption campaign continues to weigh on Wynn Resorts (WYNN) and the Macau gaming industry as a whole. Despite visitations to Macau remaining strong, high-end VIP and premium mass market customers, in fear of unwanted attention, have become guarded over the near term with regard to spending on gaming and entertainment. As a result, monthly gross gaming revenues in Macau declined 17% year-over-year in January and 49% year-over-year in February. In a late March policy address, Macau’s Chief Executive Fernando Chui furthered promoted Beijing’s agenda of lowering Macau’s dependence on gaming while also cutting the government’s gross gaming revenue forecasts to MOP 20 billion per month (USD 2.5 billion per month). As a result, Wall Street cut estimates for industry-wide gaming revenues and table yields, which pressured WYNN shares. Outside of these factors, minor delays at Wynn Palace, uncertainty over table allocations at new properties, and an ongoing proxy battle regarding Elaine Wynn’s Board seat acted as overhangs on WYNN’s share price.

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Given the re-valuation that has occurred across the industry and early signs of gaming volume stabilization in March, we believe that there is limited downside from these levels. In March, gross gaming revenues were again down year-over-year but improved sequentially with VIP growth of 15% and mass market growth of 6% compared to February. Given that premium mass market tends to follow VIP, we see positive momentum in WYNN’s target markets. As we anniversary the start of the anti-corruption campaign, comparison will ease, better positioning WYNN for grow. The past few quarters have been tough for shareholders, but we continue to view Macau as an attractive market due to rising household incomes and oncoming infrastructure connecting the region to mainland China, which will grow mass market gaming. While challenging over the near-term, WYNN’s best-in-class offering along with strong capital allocation history will reward shareholders that have a long-term horizon.

This letter is intended to assist shareholders in understanding how the Fund performed during the three months ended March 31, 2015, and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund, its holdings or the markets. Discussion of particular Fund holdings is not intended as a recommendation to buy, hold or sell those securities. The Fund’s portfolio composition is subject to change. Current and future portfolio holdings are subject to investment risks. Actual events may differ from the earnings projections and other forward-looking statements presented herein. Visit www.lateef.com to see the Fund’s most recently published holdings list.

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Annual Report

Performance Data

April 30, 2015

(Unaudited)

Comparison of Change in Value of $10,000 in Lateef Fund’s Class A and Class C Shares

vs. Russell 3000® Index and S&P 500® Index

Class A Shares growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.00%. This results in a net initial investment of $9,500.

Comparison of Change in Value of $1,000,000 in Lateef Fund’s Class I Shares

vs. Russell 3000® Index and S&P 500® Index

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LATEEF FUND

Annual Report

Performance Data (Concluded)

April 30, 2015

(Unaudited)

Average Annual Total Returns for the Periods Ended April 30, 2015

	1 Year	3 Years	5 Years	Since Inception*
Class A Shares (without sales charge)	6.54%	12.32%	12.88%	6.87%
Class A Shares (with sales charge)	1.19%	10.41%	11.72%	6.15%
Class C Shares	5.65%	11.49%	12.04%	6.04%
Class I Shares	6.79%	12.60%	13.17%	7.15%
Russell 3000® Index	12.74%	16.86%	14.33%	7.16%**
S&P 500® Index	12.98%	16.73%	14.33%	6.89%**

*	The Lateef Fund (the “Fund”) commenced operations on September 6, 2007.

**	Benchmark performance is from commencement date of the Fund only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table and graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 499-2151.

The returns shown for Class A Shares reflect a deduction for the maximum front-end sales charge of 5.00%. All of the Fund’s share classes apply a 2.00% redemption fee to the value of shares redeemed within 30 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated September 1, 2014, are 1.41% and 1.24% for Class A Shares, 2.16% and 1.99% for Class C Shares and 1.16% and 0.99% for Class I Shares, respectively, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Lateef Investment Management, L.P. (“the Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 0.99% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until August 31, 2015, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund.

The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500® Composite Price Index (“S&P 500®”) and the Russell 3000® Index. The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. stocks, representing about 98% of the total capitalization of the entire U.S. stock market. It is impossible to invest directly in an index.

11

LATEEF FUND

Fund Expense Disclosure

April 30, 2015

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments (if any) or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2014 through April 30, 2015 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any) or redemption fees. Therefore, each hypothetical line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12

LATEEF FUND

Fund Expense Disclosure (Concluded)

April 30, 2015

(Unaudited)

	Lateef Fund
	Beginning Account Value	Ending Account Value	Expenses Paid
	November 1, 2014	April 30, 2015	During Period*
Class A Shares
Actual	$1,000.00	$1,031.90	$ 6.25
Hypothetical (5% return before expenses)	1,000.00	1,018.65	6.21
Class C Shares
Actual	$1,000.00	$1,027.40	$10.00
Hypothetical (5% return before expenses)	1,000.00	1,014.93	9.94
Class I Shares
Actual	$1,000.00	$1,032.80	$ 4.99
Hypothetical (5% return before expenses)	1,000.00	1,019.89	4.96

*

Expenses are equal to an annualized expense ratio for the six month period ended April 30, 2015 of 1.24%, 1.99%, and 0.99% for Class A, Class C, and Class I Shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (184), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six month total returns for the Fund of 3.19%, 2.74%, and 3.28% for Class A, Class C, and Class I Shares, respectively.

13

LATEEF FUND

Portfolio Holdings Summary Table

April 30, 2015

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net
	Assets	Value
COMMON STOCKS:
Technology	14.4%	$108,626,571
Industrial	13.1	98,865,874
Financial	9.6	72,854,314
Diversified Financial Services	9.1	68,755,745
Electronics	7.3	54,931,757
Commercial Services	6.7	50,869,108
Consumer, Non-cyclical	5.8	44,133,649
Machinery-Diversified	5.5	41,760,927
Communications	5.2	39,407,886
Hand/Machine Tools	4.8	36,609,113
Lodging	4.8	36,619,224
Media	4.7	35,492,439
Real Estate	4.6	34,722,316
Other Assets In Excess of Liabilities	4.4	32,965,242

NET ASSETS	100.0%	$756,614,165

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

14

LATEEF FUND

Portfolio of Investments

April 30, 2015

	Number
	of Shares	Value

COMMON STOCKS — 95.6%
Commercial Services — 6.7%
Towers Watson & Co., Class A	400,844	$50,869,108

Communications — 5.2%
Nielsen Holdings NV (Netherlands)*	876,900	39,407,886

Consumer, Non-cyclical — 5.8%
Celgene Corp.*	408,418	44,133,649

Diversified Financial Services — 9.1%
Affiliated Managers Group, Inc.*	149,648	33,839,902
T. Rowe Price Group, Inc.	430,104	34,915,843

		68,755,745

Electronics — 7.3%
AMETEK, Inc.	1,047,916	54,931,757

Financial — 9.6%
Aon PLC (United Kingdom)*	398,699	38,366,805
Progressive Corp. (The)	1,293,605	34,487,509

		72,854,314

Hand/Machine Tools — 4.8%
Stanley Black & Decker, Inc.	370,913	36,609,113

Industrial — 13.1%
Danaher Corp.	443,677	36,328,273
Trimble Navigation Ltd.*	1,358,057	34,535,389
Tyco International PLC*	711,077	28,002,212

		98,865,874

	Number
	of Shares	Value

COMMON STOCKS — (Continued)
Lodging — 4.8%
Wynn Resorts, Ltd.	329,695	$36,619,224

Machinery-Diversified — 5.5%
Wabtec Corp.	444,029	41,760,927

Media — 4.7%
Madison Square Garden Co. (The), Class A*	441,998	35,492,439

Real Estate — 4.6%
Jones Lang LaSalle, Inc.	209,095	34,722,316

Technology — 14.4%
Accenture PLC, Class A (Ireland)*	366,527	33,958,727
Facebook, Inc., Class A*	471,488	37,139,110
Google, Inc.*	68,387	37,528,734

		108,626,571

TOTAL COMMON STOCKS (Cost $630,722,038)		723,648,923

TOTAL INVESTMENTS - 95.6% (Cost $630,722,038)		723,648,923

OTHER ASSETS IN EXCESS OF LIABILITIES - 4.4%		32,965,242

NET ASSETS - 100.0%		$756,614,165

*	Non-income producing.

The accompanying notes are an integral part of the financial statements.

15

LATEEF FUND

Statement of Assets and Liabilities

April 30, 2015

Assets
Investments, at value (Cost $630,722,038)	$723,648,923
Cash	38,923,569
Receivable for capital shares sold	1,249,338
Dividends and interest receivable	639,238
Prepaid expenses and other assets	37,370

Total assets	764,498,438

Liabilities
Payable for investments purchased	6,268,070
Payable for capital shares redeemed	817,005
Payable to Investment Adviser	539,243
Payable for administration and accounting fees	88,077
Payable for distribution fees	48,969
Payable for transfer agent fees	46,254
Payable for audit fees	26,431
Payable for custodian fees	12,775
Payable for shareholder service fees	9,906
Accrued expenses	27,543

Total liabilities	7,884,273

Net Assets	$756,614,165

Net Assets Consisted of:
Capital stock, $0.01 par value	$ 535,815
Paid-in capital	570,324,991
Accumulated net investment income	1,968,046
Accumulated net realized gain from investments	90,858,428
Net unrealized appreciation on investments	92,926,885

Net Assets	$756,614,165

Class A Shares:
Net asset value and redemption price per share ($86,174,049 / 6,155,274 shares)	$14.00
Maximum offering price per share (100/95 of $14.00)	$14.74

Class C Shares:
Net asset value, offering and redemption price per share ($46,879,105 / 3,575,091 shares)	$13.11

Class I Shares:
Net asset value, offering and redemption price per share ($623,561,011 / 43,851,175 shares)	$14.22

The accompanying notes are an integral part of the financial statements.

16

LATEEF FUND

Statement of Operations

For the Year Ended April 30, 2015

Investment Income
Dividends	$11,182,284
Less: foreign taxes withheld	(116,276)
Interest	1,476

Total investment income	11,067,484

Expenses
Advisory fees (Note 2)	8,203,694
Distribution fees (Class C) (Note 2)	370,603
Distribution fees (Class A) (Note 2)	308,694
Administration and accounting fees (Note 2)	540,372
Transfer agent fees (Note 2)	356,755
Shareholder services fees	123,534
Custodian fees (Note 2)	78,573
Trustees’ and officers’ fees (Note 2)	78,183
Registration and filing fees	65,788
Legal fees	53,218
Printing and shareholder reporting fees	49,016
Audit fees	27,937
Other expenses	62,139

Total expenses before waivers and reimbursements	10,318,506

Less: waivers and reimbursements (Note 2)	(1,219,088)

Net expenses after waivers and reimbursements	9,099,418

Net investment income	1,968,066

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	123,277,709
Net change in unrealized appreciation/(depreciation) on investments	(70,834,172)

Net realized and unrealized gain on investments	52,443,537

Net increase in net assets resulting from operations	$54,411,603

The accompanying notes are an integral part of the financial statements.

17

LATEEF FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
Increase in Net Assets from Operations:
Net investment income	$1,968,066	$3,551,361
Net realized gain from investments and written options	123,277,709	68,671,547
Net change in unrealized appreciation/(depreciation) on investments	(70,834,172)	65,897,966

Net increase in net assets resulting from operations:	54,411,603	138,120,874

Less Dividends and Distributions to Shareholders from:
Net investment income:
Class A Shares	(113,342)	(50,102)
Class I Shares	(2,441,054)	(946,883)

Total net investment income	(2,554,396)	(996,985)

Net realized capital gains:
Class A Shares	(8,502,870)	(6,983,852)
Class C Shares	(3,874,512)	(2,501,337)
Class I Shares	(50,785,735)	(29,381,627)

Total net realized capital gains	(63,163,117)	(38,866,816)

Net decrease in net assets from dividends and distributions to shareholder	(65,717,513)	(39,863,801)

Increase/(Decrease) in Net Assets Derived from Capital Share Transactions (Note 4)	(81,511,410)	104,730,544

Total increase/(decrease) in net assets	(92,817,320)	202,987,617

Net assets
Beginning of year	849,431,485	646,443,868

End of year	$756,614,165	$849,431,485

Accumulated net investment income, end of year	$1,968,046	$2,554,376

The accompanying notes are an integral part of the financial statements.

18

LATEEF FUND

Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

		Class A
	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	April 30,	April 30,	April 30,	April 30,	April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$14.20	$12.45	$11.73	$10.76	$9.07

Net investment income/(loss)(1)	0.01	0.04	— (2)	(0.05)	(0.04)
Net realized and unrealized gain on investments	0.91	2.40	1.23	1.02	1.73

Net increase in net assets resulting from operations	0.92	2.44	1.23	0.97	1.69

Dividends and distributions to shareholders from:
Net investment income	(0.01)	— (2)	(0.02)	—	—
Net realized capital gains	(1.11)	(0.69)	(0.49)	—	—

Total dividends and distributions to shareholders	(1.12)	(0.69)	(0.51)	—	—

Net asset value, end of year	$14.00	$14.20	$12.45	$11.73	$10.76

Total investment return(3)	6.54%	19.92%	10.92%	9.02%	18.63%
Ratio/Supplemental Data
Net assets, end of year (000’s omitted)	$86,174	$148,897	$120,871	$82,128	$68,230
Ratio of expenses to average net assets	1.24%	1.24%	1.24%	1.24%	1.30%
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	1.38%	1.41%	1.45%	1.50%	1.59%
Ratio of net investment income/(loss) to average net assets	0.08%	0.31%	0.04%	(0.44)%	(0.38)%
Portfolio turnover rate	29.22%	40.77%	28.29%	35.98%	31.77%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment return does not reflect the impact of the maximum front-end sales load of 5.00%. If reflected, the return would be lower.

(4)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

19

LATEEF FUND

Financial Highlights

Contained below is per share operating performance data for Class C Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

		Class C
	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	April 30,	April 30,	April 30,	April 30,	April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$13.46	$11.91	$11.30	$10.45	$8.87

Net investment loss(1)	(0.09)	(0.06)	(0.08)	(0.12)	(0.10)
Net realized and unrealized gain on investments	0.85	2.30	1.18	0.97	1.68

Net increase in net assets resulting from operations	0.76	2.24	1.10	0.85	1.58

Dividends and distributions to shareholders from:
Net realized capital gains	(1.11)	(0.69)	(0.49)	—	—

Net asset value, end of year	$13.11	$13.46	$11.91	$11.30	$10.45

Total investment return(2)	5.65%	19.08%	10.14%	8.13%	17.81%
Ratio/Supplemental Data
Net assets, end of year (000’s omitted)	$46,879	$50,080	$39,133	$30,363	$28,086
Ratio of expenses to average net assets	1.99%	1.99%	1.99%	1.99%	2.05%
Ratio of expenses to average net assets without waivers and expense reimbursements(3)	2.14%	2.16%	2.19%	2.25%	2.34%
Ratio of net investment loss to average net assets	(0.67)%	(0.44)%	(0.71)%	(1.19)%	(1.13)%
Portfolio turnover rate	29.22%	40.77%	28.29%	35.98%	31.77%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(3)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

20

LATEEF FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

		Class I
	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	April 30,	April 30,	April 30,	April 30,	April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$14.41	$12.61	$11.87	$10.87	$9.13

Net investment income/(loss)(1)	0.05	0.08	0.03	(0.02)	(0.01)
Net realized and unrealized gain on investments	0.92	2.43	1.25	1.02	1.75

Net increase in net assets resulting from operations	0.97	2.51	1.28	1.00	1.74

Dividends and distributions to shareholders from:
Net investment income	(0.05)	(0.02)	(0.05)	—	—
Net realized capital gains	(1.11)	(0.69)	(0.49)	—	—

Total dividends and distributions to shareholders	(1.16)	(0.71)	(0.54)	—	—

Net asset value, end of year	$14.22	$14.41	$12.61	$11.87	$10.87

Total investment return(2)	6.79%	20.21%	11.22%	9.20%	19.06%
Ratio/Supplemental Data
Net assets, end of year (000’s omitted)	$623,561	$650,454	$486,440	$283,124	$157,616
Ratio of expenses to average net assets	0.99%	0.99%	0.99%	0.99%	1.05%
Ratio of expenses to average net assets without waivers and expense reimbursements(3)	1.14%	1.16%	1.19%	1.25%	1.34%
Ratio of net investment income/(loss) to average net assets	0.33%	0.56%	0.29%	(0.19)%	(0.13)%
Portfolio turnover rate	29.22%	40.77%	28.29%	35.98%	31.77%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(3)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

21

LATEEF FUND

Notes to Financial Statements

April 30, 2015

1. Organization and Significant Accounting Policies

The Lateef Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on September 6, 2007. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Class C and Class I Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) may be applicable to the purchase of Class A Shares. A CDSC, as a percentage of the lower of the original purchase price or net asset value at redemption, of up to 1.00% may be imposed on full or partial redemptions of Class A Shares made within eighteen months of purchase where: (i) $1 million or more of Class A Shares were purchased without an initial sales charge and (ii) the selling broker-dealer received a commission for such sale.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Options are valued at last sale price. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

22

LATEEF FUND

Notes to Financial Statements (Continued)

April 30, 2015

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2015, in valuing the Fund’s investments carried at fair value:

			Level 2	Level 3
		Level 1	Other Significant	Significant
	Total Value at	Quoted	Observable	Unobservable
	04/30/15	Price	Inputs	Inputs
Investments in Securities*	$723,648,923	$723,648,923	$—	$—

*	Please refer to Portfolio of Investments for details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase

23

LATEEF FUND

Notes to Financial Statements (Continued)

April 30, 2015

and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2015, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

24

LATEEF FUND

Notes to Financial Statements (Continued)

April 30, 2015

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Currency Risk — The Funds invest in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Funds may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Funds’ NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Funds is determined on the basis of U.S. dollars, the Funds may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Funds’ holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Funds’ holdings in foreign securities.

Purchased Options — The Fund is subject to equity and other risk exposure in the normal course of pursuing its investment objectives. The Fund purchases option contracts. This transaction is used to hedge against changes in interest rates, foreign exchange rates and values of equities. An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

Options Written — The Fund is subject to equity and other risk exposure in the normal course of pursuing its investment objectives and may enter into options written to hedge against changes in interest rates, foreign exchange rates and values of equities. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise

25

LATEEF FUND

Notes to Financial Statements (Continued)

April 30, 2015

of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. The Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid.

During the year ended April 30, 2015, the Fund did not enter into written option contracts.

2. Transactions with Affiliates and Related Parties

Lateef Investment Management, L.P. (“Lateef” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets under $500 million; 0.95% of the Fund’s average daily net assets of $500 million or more but less than $1 billion; and 0.90% of the Fund’s average daily net assets of $1 billion and over. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 0.99% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until August 31, 2015, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. Each class of shares of the Fund pays its respective pro-rata portion of the advisory fee payable by the Fund.

For the year ended April 30, 2015, the Adviser earned advisory fees of $8,203,694 and waived fees of $1,219,088.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

26

LATEEF FUND

Notes to Financial Statements (Continued)

April 30, 2015

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Class C Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class C Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% and 1.00% (0.75% distribution fee and 0.25% shareholder service fee), respectively, on an annualized basis of the average daily net assets of the Fund’s Class A and Class C Shares.

The Trustees of the Trust who are not officers or employees of an investment adviser, sub-adviser or other service provider to the Trust receive compensation in the form of an annual retainer and per meeting fees for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2015 was $47,913. Certain employees of BNY Mellon serve as Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2015, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$239,125,767	$410,467,314

4. Capital Share Transactions

For the years ended April 30, 2015 and April 30, 2014, transactions in capital shares (authorized shares unlimited) were as follows:

27

LATEEF FUND

Notes to Financial Statements (Continued)

April 30, 2015

	For the Year Ended		For the Year Ended
	April 30, 2015		April 30, 2014
	Shares	Amount	Shares	Amount
Class A Shares
Sales	893,719	$12,868,542	2,713,614	$37,019,276
Reinvestments	460,150	6,428,289	385,409	5,233,862
Redemption Fees*	—	4,786	—	3,811
Redemptions	(5,681,148)	(81,815,456)	(2,325,423)	(31,751,065)

Net increase/(decrease)	(4,327,279)	$(62,513,839)	773,600	$10,505,884

Class C Shares
Sales	328,473	$4,399,451	824,775	$10,571,222
Reinvestments	206,751	2,712,572	128,974	1,665,060
Redemption Fees*	—	1,929	—	1,237
Redemptions	(682,000)	(9,188,505)	(518,422)	(6,806,375)

Net increase/(decrease)	(146,776)	$(2,074,553)	435,327	$5,431,144

Class I Shares
Sales	12,830,721	$187,004,876	16,766,617	$231,008,776
Reinvestments	2,089,674	29,610,675	1,045,072	14,390,642
Redemption Fees*	—	26,800	—	19,183
Redemptions	(16,197,645)	(233,565,369)	(11,265,689)	(156,625,085)

Net Increase	(1,277,250)	$(16,923,018)	6,546,000	$88,793,516

Total Net increase/(decrease)	(5,751,305)	$(81,511,410)	7,754,927	$104,730,544

* There is a 2.00% redemption fee that may be charged on shares redeemed which have been held 30 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

28

LATEEF FUND

Notes to Financial Statements (Concluded)

April 30, 2015

For the year ended April 30, 2015, the tax character of distributions paid by the Fund was $5,645,648 of ordinary income dividends and $60,071,865 of long-term capital gains dividends. For the year ended April 30, 2014, the tax character of distributions paid by the Fund was $1,670,074 of ordinary income dividends and $38,193,727 of long-term capital gains dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2015, the components of distributable earnings on a tax basis were as follows:

Capital Loss	Undistributed	Undistributed	Unrealized
Carryforward	Ordinary Income	Long-Term Gain	Appreciation
$—	$2,957,189	$89,869,285	$92,926,885

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2015, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$630,722,038

Gross unrealized appreciation	$110,422,234
Gross unrealized depreciation	(17,495,349)

Net unrealized appreciation	$92,926,885

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2015, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2015. For the year ended April 30, 2015, the Fund had no loss deferrals.

Accumulated capital losses represent net capital loss carry forwards as of April 30, 2015 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2015, the Fund did not have any capital loss carry forwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

29

LATEEF FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Lateef Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Lateef Fund (the “Fund”) at April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 26, 2015

30

LATEEF FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2015, the Fund paid $5,645,648 ordinary income dividends and $60,071,865 long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 100.00% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for corporate dividends received deduction is 100.00%.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0.07%.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2015. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2016.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

31

LATEEF FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 499-2151 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Advisory Agreement

At an in-person meeting held on December 16-17, 2014 (the “Meeting”), the Board of Trustees (the “Board” or “Trustees”) of FundVantage Trust (“Trust”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the advisory agreement between Lateef Investment Management, L.P. (the “Adviser” or “Lateef”) and the Trust on behalf of the Lateef Fund (the “Fund”) (“Agreement”). In determining whether to continue the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) services performed for the Fund, (ii) the size and qualifications of their portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) investment performance, (v) the capitalization and financial condition of the Adviser, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Fund and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund, and (x) compliance with the Fund’s investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. The Adviser also provided its most recent Form ADV for the Trustees’ review and consideration. The Trustees noted the reports provided at Board meetings throughout the year covering matters such as the relative performance of the Fund; compliance with the investment objectives, policies, strategies and limitations for the Fund; the compliance of management personnel with the applicable code of ethics; and the adherence to fair value pricing procedures as established by the Board. The Trustees also received and reviewed a memorandum from legal counsel regarding the legal standards applicable to their review of the Agreement.

32

LATEEF FUND

Other Information (Continued)

(Unaudited)

Representatives from Lateef attended the Meeting both in-person and via telephone and discussed Lateef’s history, performance and investment strategy in connection with the proposed continuation of the Agreement and answered questions from the Board.

The Trustees considered the investment performance of the Fund and the Adviser. The Trustees reviewed the historical performance charts for each of the Fund’s share classes, as compared to the S&P 500 Index (including reinvested dividends), and the Lipper Multi-Cap Growth Fund category, the Fund’s applicable Lipper peer group, for the one-year, two-year, three-year, since inception and year-to-date periods ended September 30, 2014. The Trustees noted that the Fund’s Class A shares, Class C shares and Class I shares each underperformed the S&P 500 (including reinvested dividends) and the median of Lipper Multi-Cap Growth Fund category for the year-to-date, one-year, two-year and three-year periods ended September 30, 2014. The Trustees noted that the Fund’s Class A and Class I shares outperformed the S&P 500 Index (including reinvested dividends) and median of the Lipper Multi-Cap Growth Fund category for the since inception period ended September 30, 2014, and that the Fund’s Class C shares underperformed the S&P 500 Index (including reinvested dividends) and Lipper category for the same period. The Trustees also received performance information for the Fund’s Class I shares, the Fund’s comparable separately managed account composite (net of fees), and the S&P 500 Index, for the one-year, three-year, five-year and since inception periods ended October 31, 2014. The Trustees concluded that the comparative performance of the Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

The Trustees noted that while absolute performance was positive for various periods ended September 30, 2014 and October 31, 2014, the Fund’s relative performance lagged its Lipper peer group averages for certain measurement periods. The Trustees concluded that although the Fund had underperformed the S&P 500 Index (including reinvested dividends) and the median of the Lipper Multi-Cap Growth Fund category for certain measurement periods as noted above, the Trustees concluded that the performance of the Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

The Adviser provided information regarding its advisory fees and an analysis of these fees in relation to the delivery of services to the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees considered the fees that the Adviser charges its similarly managed accounts, and evaluated the explanations provided by the Adviser as to differences in fees charged to the Fund and such accounts. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Fund versus other similarly managed funds. The Trustees noted that the net total expenses of the Fund’s Class A shares were lower than the median of the net total expenses of funds with similar

33

LATEEF FUND

Other Information (Continued)

(Unaudited)

share classes in the Lipper Multi-Cap Growth Fund category and the net total expenses of the Fund’s Class C shares and Class I shares were each higher than the median of the net total expenses of funds with similar share classes in the same category. Further, the gross advisory fee for the Fund’s Class A shares, Class C shares and Class I shares, were each higher than the median of the gross advisory fee for funds in the Lipper Multi-Cap Growth Fund category. The Trustees concluded that the advisory fee and services provided by Lateef are sufficiently consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund based on the information provided at the Meeting.

The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of senior personnel. In evaluating the quality of services provided by the Adviser, the Board took into account its familiarity with the Adviser’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Adviser’s compliance policies and procedures and reports regarding the Adviser’s compliance operations from the Trust’s Chief Compliance Officer. The Board also considered any potential conflicts of interest that may arise in a portfolio manager’s management of the Fund’s investments on the one hand, and the investments of other accounts, on the other. The Trustees reviewed the services provided to the Fund by the Adviser and concluded that the nature, extent and quality of the services provided were appropriate and consistent with the terms of the Agreement, that the quality of the services appeared to be consistent with industry norms and that the Fund is likely to benefit from the continued receipt of those services. They also concluded that the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated their ability to attract and retain qualified personnel.

The Trustees considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s profitability. The Trustees were provided with the Adviser’s most recent audited balance sheet. The Trustees noted that the Adviser’s level of profitability is an appropriate factor to consider, and the Trustees should be satisfied that the Adviser’s profits are sufficient to continue as a healthy concern generally and as investment adviser of the Fund specifically. The Trustees concluded that the Adviser’s contractual advisory fee level was reasonable in relation to the nature and quality of the services provided, taking into account the current size and projected growth of the Fund during the renewal term.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board determined that economies of scale for the benefit of fund shareholders should be achieved as assets of the Fund increase as a result of breakpoint reductions in the advisory fee rate at specific asset levels which are reflected in the fee schedule of the Agreement. In addition, the Trustees also considered Lateef’s efforts to grow the Fund’s assets as economies of scale may be achieved due to the ability of the Fund to spread its fixed costs across a larger asset base.

34

LATEEF FUND

Other Information (Continued)

(Unaudited)

In voting to approve the continuation of the Agreement, the Board considered all factors it deemed relevant and the information presented to the Board by the Adviser. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the continuation of the Agreement would be in the best interests of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the continuation of the Agreement for an additional one year period.

35

LATEEF FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (866) 499-2151.

36

LATEEF FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (866) 499-2151.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	38	Optimum Fund Trust (registered investment company) (6 portfolios).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	38	None

37

LATEEF FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	38	None

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	38	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

INTERESTED TRUSTEE[1]

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	38	None

1 Ms.Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

38

LATEEF FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.

JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.

DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.

Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

39

Investment Adviser

Lateef Investment Management, L.P.

300 Drakes Landing Road

Suite 210

Greenbrae, CA 94904

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

LATEEF FUND

of

FundVantage Trust

Class A Shares

Class C Shares

Class I Shares

ANNUAL REPORT

April 30, 2015

This report is submitted for the general information of the shareholders of the Lateef Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Lateef Fund.

Lat001

MONTIBUS SMALL CAP GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2015

(Unaudited)

Dear Fellow Shareholder,

During the Fund’s fiscal year ended April 30, 2015, U.S. stocks endured a bumpy ride. Winter’s deep freeze resulted in a -2.9% contraction in GDP, for first calendar quarter of 2015, after growing 2.6% in the final quarter of 2014. With inflation, as measured by the Consumer Price Index, remaining in check, U.S. stocks rallied from the beginning of the fiscal year on May 1, 2014 through July 3, 2014 before consolidating for a few months thereafter.

The summer was far from dull, however, as a series of geopolitical events grabbed headlines. The markets absorbed a Russian incursion into the Ukraine, the rising threat of ISIS in the Middle East, and an Ebola outbreak in western Africa. World financial markets experienced volatility as European banks approached their October stress tests and as the export-oriented German economy was hit by a crashing Russian economy and currency. At the same time, the U.S. Federal Reserve continued to signal an eventual increase in interest rates, leaving investors to worry that a tightening in monetary conditions might signal the end of this aging bull market. In light of this backdrop, investors reduced risk by selling stocks. This resulted in a series of mild profit-taking corrections in the summer and fall months with large cap stocks outperforming small. With some of the froth taken out of equity valuations, the stage appeared set for the markets to benefit from traditional year-end strength.

2014 ended on a strong note with equity returns in the fourth quarter nicely positive. The gap between domestic economic strength and the rest of the world widened, underscored by a very strong 5.0% jump in third quarter U.S. GDP and a December jobs report that took the unemployment rate below 5.6%. A fourth quarter crash in oil prices, resulting from an oversupplied market, inflicted damage on all things energy-related but was a boon to the U.S. consumer. A “Santa Claus rally” towards year end left U.S. stocks within a whisper of all-time highs. Due to stronger returns posted earlier in 2014, small cap stocks outperformed large for the calendar year ended December 31, 2014, reversing large caps’ relative outperformance in calendar 2013. For the full calendar year 2014, the Russell 2000® Index (the “Russell 2000”) posted a total return of 9.73% compared to the Standard & Poor’s 500 Index’s (the “S&P 500”) total return of 4.93%.

In spite of turning the calendar pages to a new year, there were a few important trends that persisted into the first quarter of 2015. Oil prices, the Dollar/Euro exchange rate, and the 10-year U.S. Treasury yield all continued to track lower. Investors fretted that the markets were signaling an ebbing of global growth, leaving the U.S. economy as its sole engine. Those concerns became elevated as domestic growth slowed in Q1 due to a sharp drop in energy sector capital spending, a series of punishing winter storms that buried economic activity in New England and the Midwest, and an extended west coast port strike that saw loaded cargo ships stacked off of Long Beach. Not surprisingly, consumer spending adjusted for inflation turned negative in February before picking back up in March. Ultimately, U.S. markets took these events in stride, seeing the impact as a temporary interruption to an otherwise healthy economic expansion. For the first calendar quarter of 2015, smaller capitalization stocks handily beat their larger sized peers with the Russell 2000 posting a total return of 4.32% compared to the S&P 500’s total return of 0.95%. This relative outperformance was partially driven by an investor preference for exposure to the U.S. economy where the growth outlook was more certain, as well as a lack of exposure to the negative impact on foreign earnings from a strong U.S. dollar. However, April’s sharp sell-off in small cap stocks, dropping 2.55% for the month, resulted in relative underperformance for the fiscal year compared to large cap stocks, which rose 0.95% in the same month. For the 12-month period ended April 30, 2015, the Russell 2000® Index had a total return of 9.71% compared to 12.98% for the S&P 500 Index.

1

MONTIBUS SMALL CAP GROWTH FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2015

(Unaudited)

12-month period ended April 30, 2015, the Russell 2000® Index had a total return of 9.71% compared to 12.98% for the S&P 500 Index.

Sector Review

For the Fund’s fiscal year ended April 30, 2015, sector performance was mixed. Of the eight sectors in which we had capital deployed, three sectors in the Montibus Small Cap Growth Fund portfolio outperformed their counterparts in the Russell 2000® Growth Index benchmark: Consumer Discretionary, Financial, and Health Care. Three sectors in the Fund’s portfolio underperformed their benchmark counterparts: Industrials, Materials, and Information Technology. Performance of Consumer Staples and Energy relative to their benchmark counterparts was flat.

Health Care – The sector with the highest contribution to overall portfolio performance during the fiscal year was Health Care. Four of the 10 best performing positions for the period were from that sector: Isis Pharmaceuticals, Inc. (ISIS), Puma Biotechnology, Inc. (PBYI), DexCom, Inc. (DXCM), and Centene Corp. (CNC). ISIS and PBYI are no longer in the portfolio, having graduated to mid-cap status. Health Care represented 20.40% of the portfolio at the end of the period. The weight within the sector increased during the period but was still underweight relative to the benchmark. Health care holdings focused on companies in Health Care Providers and Services, Health Care Equipment and Supplies Biotechnology, and Pharmaceuticals. In general, small cap Health Care companies have the advantage of being domestically focused and not energy sensitive. Health Care stocks are also benefitting from improved employment, long-term scientific innovation, and pricing power.

Information Technology – Our positions in Information Technology were the second best contributors to overall portfolio performance but underperformed their benchmark counterparts for the fiscal year. Three of the 10 best performing positions for the period were from that sector. Those holdings were matched with three other Information Technology companies in the Fund’s top 10 detractors from total returns for the same period. Information Technology was the portfolio’s largest sector, representing 27.69% of the holdings at the end of the fiscal year. The portfolio remains overweight in Information Technology versus the benchmark. We like the Software names because of their higher growth rates, better cash flow-oriented business models compared to hardware technology, and the ongoing shift in how software purchases favor subscription models.

Consumer Discretionary – The third best contributor to overall portfolio performance and the best-performing sector relative to the benchmark during the fiscal year was Consumer Discretionary. Three of the 10 best performing positions for the period were from Consumer Discretionary, including Jack in the Box, Inc. (JACK), Fiesta Restaurant Group, Inc. (FRGI), and Skechers USA, Inc. (SKX). During the period, we increased our overweight position in that sector, concentrating on the Hotels, Restaurants, and Leisure and Retail industries. We saw improving trends in restaurants, retail, and footwear, being driven by trends including rising employment and housing, improving consumer confidence, and lower gas prices. Consumer Discretionary stocks made up 21.17% of the portfolio.

Financials – Making a positive contribution to the Fund’s total return for the fiscal year and a positive performer versus the benchmark, Financials were the fourth best performing sector for the Fund during the fiscal year. At the end of the period, Financials represented 6.89% of the portfolio with Banks and Real Estate Investment Trusts (REITs) making up the bulk of holdings. Our Financials exposure is positioned to benefit from our belief in a recovery in the real estate market, the general economic boost to loan growth, higher interest rates, and a consolidation in the community bank industry.

2

MONTIBUS SMALL CAP GROWTH FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2015

(Unaudited)

Industrials – The worst performing sector in both absolute and relative terms, Industrials comprised of 14.82% of the portfolio at the end of the fiscal year. We decreased our positions in the sector during the period, ending slightly overweight relative to the benchmark. The sharp fall in oil prices combined with the steep rise in the Dollar and another tough winter challenged sector performance as investors reduced expectations for more cyclically oriented growth. Three of the top 10 detractors to the portfolio’s total return for the period were Industrials. Primoris Services Corp. (PRIM), H&E Equipment Services, Inc. (HEES), and Actuant Corp. (ATU) ranked as the third, fourth, and sixth largest detractors, respectively. Each company has exposure to capital spending by energy companies and investors became appropriately concerned about the medium term outlook for large upstream and midstream projects.

Energy – Although Energy had an overall negative contribution to the Fund’s total return for the fiscal year, our holdings in that sector performed in line with the benchmark. Three of the top 10 detractors to the portfolio’s total return for the period were Energy companies. Rosetta Resources, Inc. (ROSE), Basic Energy Services, Inc. (BAS), and Pioneer Energy Services Corp. (PES) ranked as the first, second, and seventh largest detractors, respectively. At the end of the period, Energy represented 3.14% of the portfolio, slightly underweight to the benchmark.

Top 5 Holdings1

As of April 30, 2015, the 10 largest Montibus Small Cap Growth Fund positions represented 18.11% of the portfolio. The top 10 positions were dominated by Information Technology companies, with six holdings in that sector. Three Consumer Discretionary companies and one Health Care company completed the top 10 holdings.

Jack in the Box Inc. (JACK), was the largest position in the portfolio at the end of the Fund’s fiscal year. JACK operates and franchises Jack in the Box quick-service restaurants and Qdoba Mexican Grill fast-casual restaurants in the United States.

Akorn Inc. (AKRX) was the second largest position in the portfolio and the only health care company among the Fund top 10 holdings. AKRX develops, markets, and manufactures generic and branded prescription pharmaceuticals in the United States and internationally.

SPS Commerce Inc. (SPSC) was the third largest position in the portfolio. SPSC offers a cloud-based platform for retailers to connect with supply chain partners, thus enabling tighter collaboration and cost-effectiveness.

Infoblox, Inc. (BLOX) develops network automation and domain name system (DNS) security solutions, increasingly important areas given higher network traffic and the proliferation of connected devices. BLOX was the Fund’s fourth largest holding.

1 The securities as presented may not represent current or future composition of the portfolio and are subject to risk. A complete list of the holdings can be found in the Portfolio of Investments section of the Annual Report.

3

MONTIBUS SMALL CAP GROWTH FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2015

(Unaudited)

Maximus, Inc. (MMS), the fifth largest position in the portfolio, provides business process services to government health and human services agencies in the U.S., Australia, Canada, the United Kingdom, and Saudi Arabia. In the U.S., MMS primarily focuses on operating government sponsored programs such as a Medicaid, Medicare, and health care exchanges.

Performance

For the Fund’s fiscal year ended April 30, 2015, Institutional Class of Montibus Small Cap Growth Fund posted a total return of 13.03%. The Fund underperformed its benchmark, the Russell 2000® Growth Index, by 162 basis points for the 12-month period. The Fund held a 3-Star Overall Morningstar Rating™ among 665 Small Growth funds and ranked in the 34th percentile among 737 of its Small Growth category peers for the year ended April 30, outperforming the category average total return of 11.34% by 166 basis points.2

Outlook

So far in 2015, U.S. stocks, particularly small cap growth stocks, are off to a solid start. The Russell 2000® Growth Index was up 6.63% in the first quarter of 2015 in the face of many challenges, including, but not limited to, slower GDP growth, falling oil prices and 10-year yields, rising concerns over conflict in the Middle East, lower housing starts, and a weaker than expected jobs report. On the positive front, the U.S. economy continues to recover. Falling oil prices are benefiting the consumer, confidence is up, corporate profits remain strong, unemployment continues to fall, and job openings are at new highs. Given greater challenges in foreign markets, the U.S. market is relatively more attractive, which continues to benefit U.S. stocks.

As we head into earnings season, we expect company results to be met with volatility as investors attempt to discount the appropriate growth rate for the rest of 2015. Already we have seen continued pressure on industrial demand. Globally, over 50% of the countries have a Purchasing Manager Index of less than 50 and the global economy remains soft. Given a tepid growth outlook and an uncertain geopolitical climate, we expect stable growth companies to fare better than purely cyclical names.

As always, we appreciate the confidence you have placed in us.

Kenneth A. Korngiebel, CFA®

Portfolio Manager

Montibus Small Cap Growth Fund

2For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as

4

MONTIBUS SMALL CAP GROWTH FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2015

(Unaudited)

a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating metrics.

Morningstar Rating™ for Montibus Small Cap Growth Fund is based on risk-adjusted returns. Montibus Small Cap Growth Fund was rated against the following numbers of U.S.-domiciled small growth funds over the following time periods: 665 funds in the overall period, 665 funds in the last three years, and 583 funds in the last five years ending April 30, 2015. With respect to these small growth funds, the Institutional Class received a Morningstar Rating™ of three stars for the overall period, three stars for the three-year period, and three stars for the five-year period. Adviser Class received a Morningstar Rating™ of three stars for the overall period, three stars for the three-year period, and three stars for the five-year period. Class A received a Morningstar Rating™ of two stars for the overall period, two stars for the three-year period, and two stars for the five-year period. Morningstar small growth category ranking for Montibus Small Cap Growth Fund is based on total returns as of April 30, 2015. Institutional Class ranked in the top 34% (248 out of 737 funds) for one year and in the top 51% (296 out of 583 funds) for five years. Adviser Class ranked in the top 37% (273 out of 737 funds) for one year and in the top 57% (334 out of 583 funds) for five years. Class A ranked in the top 37% (274 out of 737 funds) for one year and in the top 57% (336 out of 583 funds) for five years.

Morningstar Ratings™ are subject to change. See our latest quarterly fund fact sheet at www.montibuscap.com/mutualfund for updated rankings for the Fund.

©2015 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

5

MONTIBUS SMALL CAP GROWTH FUND

Annual Report

Performance Data

April 30, 2015

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Montibus Small Cap Growth Fund

Class A vs. Russell 2000® Growth Index

Class A Shares growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.

Average Annual Total Returns for the Periods Ended April 30, 2015
	1 Year	3 Year	Since Inception*
Class A (without sales charge)	12.76%	13.90%	10.81%
Class A (with sales charge)	6.25%	11.66%	9.28%
Russell 2000® Growth Index**	14.65%	17.22%	13.47%

*	Class A Shares of the Montibus Small Cap Growth Fund (the “Fund”) commenced operations on February 3, 2011.

**	Benchmark performance is from commencement date of Class A Shares only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained by calling (866) 632-9904.

6

MONTIBUS SMALL CAP GROWTH FUND

Annual Report

Performance Data (Continued)

April 30, 2015

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Montibus Small Cap Growth Fund

Adviser Class vs. Russell 2000® Growth Index

Average Annual Total Returns for the Periods Ended April 30, 2015
	1 Year	3 Year	Since Inception*
Adviser Class	12.78%	13.91%	11.54%
Russell 2000® Growth Index**	14.65%	17.22%	14.23%

*	Adviser Class Shares of the Fund commenced operations on March 16, 2011.

**	Benchmark performance is from commencement date of Adviser Class Shares only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained by calling (866) 632-9904.

7

MONTIBUS SMALL CAP GROWTH FUND

Annual Report

Performance Data (Continued)

April 30, 2015

(Unaudited)

Comparison of Change in Value of $1,000,000 Investment in Montibus Small Cap Growth Fund

Institutional Class vs. Russell 2000® Growth Index

Average Annual Total Returns for the Periods Ended April 30, 2015
	1 Year	3 Year	5 Year	Since Inception
Institutional Class†	13.03%	14.20%	13.41%	7.66%
Russell 2000® Growth Index*	14.65%	17.22%	14.94%	7.67%

†

Performance shown for the period from November 1, 2007 to December 30, 2010 is the performance of TW Small Cap Growth Fund I, L.P., an unregistered pooled investment vehicle (the “Predecessor Fund”), which transferred its assets to the Fund in connection with the Fund’s commencement of operations on December 31, 2010. Performance from December 31, 2010 to April 30, 2015 is from the performance of the Fund’s Institutional Class Shares. The Predecessor Fund’s performance has been adjusted to reflect the annual deduction of fees and expenses applicable to Institutional Class shares of the Fund. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Predecessor Fund had been registered under the 1940 Act, its performance may have been different.

*	Benchmark performance is from commencement date of the Predecessor Fund (November 1, 2007) only and is not the commencement date of the benchmark itself.

8

MONTIBUS SMALL CAP GROWTH FUND

Annual Report

Performance Data (Concluded)

April 30, 2015

(Unaudited)

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained by calling (866) 632-9904.

The returns for Class A Shares reflect a deduction for the maximum front-end sales charge of 5.75%. All of the Fund’s share classes apply a 1.00% fee to the value of shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated September 1, 2014, are 2.45% and 1.30% for Class A Shares, 2.45% and 1.30% for Adviser Class Shares and 2.20% and 1.05% for Institutional Class Shares, respectively, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Montibus Capital Management LLC (“Montibus” or the “Adviser”) has contractually agreed to a reduction of its advisory fee and/or reimbursement of other operating expenses in order to limit “Total Annual Fund Operating Expenses,” excluding class specific fees and expenses, extraordinary expenses, brokerage commissions, interest and “Acquired Fund Fees and Expenses,” to 1.05% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until December 31, 2015, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

The Fund intends to evaluate its performance as compared to that of the Russell 2000® Growth Index. The Russell 2000® Growth Index is an unmanaged index that measures the performance of the small-cap growth market. It is impossible to invest directly in an index.

Investments in small capitalization companies present a greater risk of loss than investments in large companies due to greater volatility and less liquidity.

9

MONTIBUS SMALL CAP GROWTH FUND

Fund Expense Disclosure

April 30, 2015

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees, if any, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period from November 1, 2014 through April 30, 2015 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, or redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

MONTIBUS SMALL CAP GROWTH FUND

Fund Expense Disclosure (Concluded)

April 30, 2015

(Unaudited)

	Montibus Small Cap Growth Fund

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period*
Class A
Actual	$1,000.00	$1,042.40	$6.58
Hypothetical (5% return before expenses)	1,000.00	1,018.35	6.51
Adviser Class
Actual	$1,000.00	$1,042.40	$6.58
Hypothetical (5% return before expenses)	1,000.00	1,018.35	6.51
Institutional Class
Actual	$1,000.00	$1,044.10	$5.32
Hypothetical (5% return before expenses)	1,000.00	1,019.59	5.26

*

Expenses are equal to an annualized expense ratio for the six month period ended April 30, 2015 of 1.30%, 1.30% and 1.05% for Class A, Adviser Class and Institutional Class Shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six month total returns for the Fund of 4.24%, 4.24% and 4.41% for Class A, Adviser Class and Institutional Class Shares, respectively.

11

MONTIBUS SMALL CAP GROWTH FUND

Portfolio Holdings Summary Table

April 30, 2015

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Software	7.9%	$1,562,764
Hotels, Restaurants & Leisure	7.5	1,482,104
Internet Software & Services	7.4	1,466,627
Health Care Providers & Services	5.9	1,165,452
Health Care Equipment & Supplies	5.3	1,051,166
IT Services	5.2	1,027,185
Biotechnology	5.1	1,005,440
Specialty Retail	4.7	918,520
Pharmaceuticals	4.1	811,910
Commercial Banks	3.9	773,577
Semiconductors & Semiconductor Equipment	3.3	647,205
Commercial Services & Supplies	3.0	598,344
Textiles, Apparel & Luxury Goods	2.6	519,817
Construction & Engineering	2.6	519,570
Professional Services	2.3	464,453
Trading Companies & Distributors	2.1	409,929
REIT	2.0	396,048
Communications Equipment	2.0	392,353
Media	1.7	335,306
Machinery	1.6	320,074
Internet & Catalog Retail	1.6	317,865
Oil, Gas & Consumable Fuels	1.6	310,425
Metals & Mining	1.6	309,930
Building Products	1.3	254,625
Road & Rail	1.3	251,825
Multiline Retail	1.3	248,361
Chemicals	1.2	235,917
Food & Staples Retailing	1.2	235,281
Electronic Equipment, Instruments & Components	1.2	228,932
Diversified Financial Services	1.0	192,647
Diversified Consumer Services	1.0	192,644
Leisure Equipment & Products	0.9	172,288
Technology Hardware, Storage & Peripherals	0.8	150,918
Paper & Forest Products	0.6	122,332
Air Freight & Logistics	0.6	111,122
Other Assets in Excess of Liabilities	2.6	511,095

NET ASSETS	100.0%	$19,714,051

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

12

MONTIBUS SMALL CAP GROWTH FUND

Portfolio of Investments

April 30, 2015

	Number of Shares	Value

COMMON STOCKS — 97.4%
Air Freight & Logistics — 0.6%
Hub Group, Inc., Class A*	2,785	$111,122

Biotechnology — 5.1%
Insmed, Inc.*	11,315	226,753
Kite Pharma, Inc.*	2,476	124,741
NewLink Genetics Corp.*	2,244	100,082
Ophthotech Corp.*	4,081	184,788
Orexigen Therapeutics, Inc.*	16,557	108,780
Sage Therapeutics, Inc.*	2,785	147,605
Sangamo BioSciences, Inc.*	9,110	112,691

		1,005,440

Building Products — 1.3%
USG Corp.*	9,594	254,625

Chemicals — 1.2%
H.B. Fuller Co.	5,648	235,917

Commercial Banks — 3.9%
Bank of the Ozarks, Inc.	6,847	265,390
Banner Corp.	4,836	218,684
South State Corp.	4,275	289,503

		773,577

Commercial Services & Supplies — 3.0%
Mobile Mini, Inc.	4,797	184,876
Steelcase, Inc., Class A	14,236	250,127
US Ecology, Inc.	3,482	163,341

		598,344

Communications Equipment — 2.0%
Qorvo, Inc.*	2,244	147,902
Ruckus Wireless, Inc.*	20,929	244,451

		392,353

Construction & Engineering — 2.6%
EMCOR Group, Inc.	5,416	241,716

	Number of Shares	Value

COMMON STOCKS — (Continued)
Construction & Engineering — (Continued)
Primoris Services Corp.	14,449	$277,854

		519,570

Diversified Consumer Services — 1.0%
TAL Education Group, ADR (Cayman)*	5,242	192,644

Diversified Financial Services — 1.0%
MarketAxess Holdings, Inc.	2,244	192,647

Electronic Equipment, Instruments & Components — 1.2%
Belden, Inc.	2,727	228,932

Food & Staples Retailing — 1.2%
Casey’s General Stores, Inc.	2,863	235,281

Health Care Equipment & Supplies — 5.3%
AngioDynamics, Inc.*	11,431	190,783
DexCom, Inc.*	3,752	253,523
Endologix, Inc.*	7,524	117,073
LDR Holding Corp.*	4,917	166,440
Spectranetics Corp. (The)*	5,435	139,408
STERIS Corp.	2,766	183,939

		1,051,166

Health Care Providers & Services — 5.9%
Acadia Healthcare Co., Inc.*	4,139	283,522
Centene Corp.*	2,330	144,437
ExamWorks Group, Inc.*	6,538	267,731
HealthSouth Corp.	7,292	329,744
Surgical Care Affiliates, Inc.*	3,714	140,018

		1,165,452

The accompanying notes are an integral part of the financial statements.

13

MONTIBUS SMALL CAP GROWTH FUND

Portfolio of Investments (Continued)

April 30, 2015

	Number of Shares	Value

COMMON STOCKS — (Continued)
Hotels, Restaurants & Leisure — 7.5%
Chuy’s Holdings, Inc.*	13,095	$296,209
Fiesta Restaurant Group, Inc.*	6,635	335,399
Jack in the Box, Inc.	4,468	387,688
Red Robin Gourmet Burgers, Inc.*	2,534	190,278
Vail Resorts, Inc.	2,747	272,530

		1,482,104

Internet & Catalog Retail — 1.6%
Lands’ End, Inc.*	3,482	102,301
Shutterfly, Inc.*	4,816	215,564

		317,865

Internet Software & Services — 7.4%
Cornerstone OnDemand, Inc.*	5,106	146,185
Dealertrack Technologies, Inc.*	3,192	125,478
Demandware, Inc.*	4,487	276,399
Envestnet, Inc.*	6,074	311,353
Marketo, Inc.*	8,298	236,078
SPS Commerce, Inc.*	5,687	371,134

		1,466,627

IT Services — 5.2%
Euronet Worldwide, Inc.*	5,822	340,471
MAXIMUS, Inc.	5,687	364,025
WEX Inc.*	2,863	322,689

		1,027,185

Leisure Equipment & Products — 0.9%
Brunswick Corp.	3,443	172,288

Machinery — 1.6%
Actuant Corp., Class A	5,977	142,372

	Number of Shares	Value

COMMON STOCKS — (Continued)
Machinery — (Continued)
Lindsay Corp.	2,244	$177,702

		320,074

Media — 1.7%
IMAX Corp. (Canada)*	8,975	335,306

Metals & Mining — 1.6%
U.S. Silica Holdings, Inc.	8,298	309,930

Multiline Retail — 1.3%
Burlington Stores, Inc.*	4,816	248,361

Oil, Gas & Consumable Fuels — 1.6%
Carrizo Oil & Gas, Inc.*	1,879	104,717
Diamondback Energy, Inc.*	1,506	124,350
Matador Resources Co.*	2,935	81,358

		310,425

Paper & Forest Products — 0.6%
Louisiana-Pacific Corp.*	8,027	122,332

Pharmaceuticals — 4.1%
Aerie Pharmaceuticals, Inc.*	3,946	38,039
Akorn, Inc.*	9,265	385,795
BioDelivery Sciences International, Inc.*	11,006	88,708
Relypsa, Inc.*	10,348	299,368

		811,910

Professional Services — 2.3%
Corporate Executive Board Co. (The)	3,462	290,219
TrueBlue, Inc.*	6,054	174,234

		464,453

REIT — 2.0%
EastGroup Properties, Inc.	2,437	139,396

The accompanying notes are an integral part of the financial statements.

14

MONTIBUS SMALL CAP GROWTH FUND

Portfolio of Investments (Concluded)

April 30, 2015

	Number of Shares	Value

COMMON STOCKS — (Continued)
REIT — (Continued)
Pebblebrook Hotel Trust	5,977	$256,652

		396,048

Road & Rail — 1.3%
Swift Transportation Co.*	10,406	251,825

Semiconductors & Semiconductor Equipment — 3.3%
Cavium, Inc.*	5,571	360,945
Cypress Semiconductor Corp.	6,033	80,355
Silicon Laboratories, Inc.*	3,985	205,905

		647,205

Software — 7.9%
Aspen Technology, Inc.*	7,544	334,878
Callidus Software, Inc.*	18,627	230,043
Guidewire Software, Inc.*	3,694	184,515
Infoblox, Inc.*	15,455	364,120
Interactive Intelligence Group, Inc.*	2,824	124,200
Qlik Technologies, Inc.*	9,342	325,008

		1,562,764

Specialty Retail — 4.7%
Five Below, Inc.*	9,033	304,593
Restoration Hardware Holdings, Inc.*	3,075	264,973
Sportsman’s Warehouse Holdings, Inc.*	18,027	173,600
Tile Shop Holdings, Inc.*	13,520	175,354

		918,520

	Number of Shares	Value

COMMON STOCKS — (Continued)
Technology Hardware, Storage & Peripherals — 0.8%
Nimble Storage, Inc.*	6,170	$150,918

Textiles, Apparel & Luxury Goods — 2.6%
Skechers U.S.A., Inc., Class A*	2,650	238,288
Steven Madden, Ltd.*	7,215	281,529

		519,817

Trading Companies & Distributors — 2.1%
Beacon Roofing Supply, Inc.*	3,907	116,116
H&E Equipment Services, Inc.	4,952	122,413
Rush Enterprises, Inc., Class A*	6,557	171,400

		409,929

TOTAL COMMON STOCKS (Cost $14,321,355)		19,202,956

TOTAL INVESTMENTS - 97.4% (Cost $14,321,355)		19,202,956

OTHER ASSETS IN EXCESS OF LIABILITIES - 2.6%		511,095

NET ASSETS - 100.0%		$19,714,051

*	Non-income producing.

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

15

MONTIBUS SMALL CAP GROWTH FUND

Statement of Assets and Liabilities

April 30, 2015

Assets
Investments, at value (Cost $14,321,355)	$19,202,956
Cash	619,932
Receivable for investments sold	249,449
Dividends and interest receivable	1,629
Receivable from Investment Adviser	12,663
Prepaid expenses and other assets	21,080

Total assets	20,107,709

Liabilities
Payable for investments purchased	314,510
Payable for audit fees	24,491
Payable for transfer agent fees	21,436
Payable for administration and accounting fees	15,505
Payable for custodian fees	6,556
Accrued expenses	11,160

Total liabilities	393,658

Net Assets	$19,714,051

Net Assets Consisted of:
Capital stock, $0.01 par value	$14,722
Paid-in capital	11,726,103
Accumulated net realized gain from investments	3,091,625
Net unrealized appreciation on investments	4,881,601

Net Assets	$19,714,051

Class A:
Net asset value and redemption price per share ($580,831 / 43,923 shares)	$13.22

Maximum offering price per share (100/94.25 of $13.22)	$14.03

Adviser Class:
Net asset value, offering and redemption price per share ($202,749 / 15,349 shares)	$13.21

Institutional Class:
Net asset value, offering and redemption price per share ($18,930,471 / 1,412,943 shares)	$13.40

The accompanying notes are an integral part of the financial statements.

16

MONTIBUS SMALL CAP GROWTH FUND

Statement of Operations

For the Year Ended April 30, 2015

Investment Income
Dividends	$138,940
Interest	109

Total investment income	139,049

Expenses
Advisory fees (Note 2)	317,258
Transfer agent fees (Note 2)	113,513
Administration and accounting fees (Note 2)	77,510
Registration and filing fees	54,751
Legal fees	34,103
Audit fees	26,133
Printing and shareholder reporting fees	25,076
Custodian fees (Note 2)	22,927
Trustees’ and officers’ fees (Note 2)	17,162
Distribution fees (Class A) (Note 2)	1,686
Distribution fees (Adviser Class) (Note 2)	486
Other expenses	5,467

Total expenses before waivers and reimbursements	696,072

Less: waivers and reimbursements (Note 2)	(360,785)

Net expenses after waivers and reimbursements	335,287

Net investment loss	(196,238)

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	4,821,584
Net change in unrealized appreciation/(depreciation) on investments	(279,520)

Net realized and unrealized gain on investments	4,542,064

Net increase in net assets resulting from operations	$4,345,826

The accompanying notes are an integral part of the financial statements.

17

MONTIBUS SMALL CAP GROWTH FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
Increase/(decrease) in net assets from operations:
Net investment loss	$(196,238)	$(213,405)
Net realized gain from investments	4,821,584	5,233,160
Net change in unrealized appreciation/(depreciation) on investments	(279,520)	696,373

Net increase in net assets resulting from operations	4,345,826	5,716,128

Less Dividends and Distributions to Shareholders from:
Net realized capital gains:
Class A	(80,903)	(24,236)
Adviser Class	(22,346)	(7,505)
Institutional Class	(3,758,553)	(1,663,344)

Net decrease in net assets from dividends and distributions to shareholders	(3,861,802)	(1,695,085)

Increase/(Decrease) in Net Assets Derived from Capital Share Transactions (Note 4)	(12,280,660)	1,216,275

Total increase/(decrease) in net assets	(11,796,636)	5,237,318

Net assets
Beginning of year	31,510,687	26,273,369

End of year	$19,714,051	$31,510,687

Accumulated net investment income/(loss), end of year	$—	$—

The accompanying notes are an integral part of the financial statements.

18

MONTIBUS SMALL CAP GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period February 3, 2011* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$13.20	$11.47	$10.75	$11.85	$10.57

Net investment loss(1)	(0.12)	(0.13)	(0.11)	(0.13)	(0.04)
Net realized and unrealized gain/(loss) on investments	1.77	2.63	0.92	(0.71)	1.32

Net increase/(decrease) in net assets resulting from operations	1.65	2.50	0.81	(0.84)	1.28

Dividends and distributions to shareholders from:
Net realized gains	(1.63)	(0.77)	(0.09)	(0.26)	—

Net asset value, end of period	$13.22	$13.20	$11.47	$10.75	$11.85

Total investment return(2)	12.76%	21.72%	7.65%	(6.75)%	12.11%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$581	$631	$381	$458	$72
Ratio of expenses to average net assets	1.30%	1.35%	1.48%	1.48%	1.48	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	2.46%	2.45%	2.90%	3.67%	3.75	%(3)
Ratio of net investment loss to average net assets	(0.86%)	(0.93%)	(1.09%)	(1.27)%	(1.34	)%(3)
Portfolio turnover rate	69.94%	92.93%	109.97%	104.56%	31.40	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.
(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Reflects portfolio turnover for the Fund for the period December 31, 2010 (commencement of operations) to April 30, 2011. Portfolio turnover is not annualized.

The accompanying notes are an integral part of the financial statements.

19

MONTIBUS SMALL CAP GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Adviser Class Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Adviser Class
	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period March 16, 2011* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$13.19	$11.46	$10.74	$11.85	$10.40

Net investment loss(1)	(0.12)	(0.13)	(0.12)	(0.13)	(0.02)
Net realized and unrealized gain/(loss) on investments	1.77	2.63	0.93	(0.72)	1.47

Net increase/(decrease) in net assets resulting from operations	1.65	2.50	0.81	(0.85)	1.45

Dividends and distributions to shareholders from:
Net realized gains	(1.63)	(0.77)	(0.09)	(0.26)	—

Net asset value, end of period	$13.21	$13.19	$11.46	$10.74	$11.85

Total investment return(2)	12.78%	21.74%	7.66%	(6.84)%	13.94%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$203	$185	$98	$53	$28
Ratio of expenses to average net assets	1.30%	1.35%	1.48%	1.48%	1.48	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	2.46%	2.45%	2.88%	3.61%	3.49	%(3)
Ratio of net investment loss to average net assets	(0.86%)	(0.93%)	(1.09%)	(1.27)%	(1.29	)%(3)
Portfolio turnover rate	69.94%	92.93%	109.97%	104.56%	31.40	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Reflects portfolio turnover for the Fund for the period December 31, 2010 (commencement of operations) to April 30, 2011. Portfolio turnover is not annualized.

The accompanying notes are an integral part of the financial statements.

20

MONTIBUS SMALL CAP GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period December 31, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$13.33	$11.55	$10.79	$11.86	$10.00

Net investment loss(1)	(0.08)	(0.09)	(0.09)	(0.11)	(0.04)
Net realized and unrealized gain/(loss) on investments	1.78	2.64	0.94	(0.70)	1.90

Net increase/(decrease) in net assets resulting from operations	1.70	2.55	0.85	(0.81)	1.86

Dividends and distributions to shareholders from:
Net realized gains	(1.63)	(0.77)	(0.09)	(0.26)	—

Net asset value, end of period	$13.40	$13.33	$11.55	$10.79	$11.86

Total investment return(2)	13.03%	22.02%	7.99%	(6.49)%	18.60%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$18,930	$30,695	$25,794	$20,650	$18,687
Ratio of expenses to average net assets	1.05%	1.10%	1.23%	1.23%	1.23	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	2.19%	2.20%	2.64%	3.45%	2.81	%(3)
Ratio of net investment loss to average net assets	(0.61%)	(0.68%)	(0.84%)	(1.02)%	(1.11	)%(3)
Portfolio turnover rate	69.94%	92.93%	109.97%	104.56%	31.40	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

21

MONTIBUS SMALL CAP GROWTH FUND

Notes to Financial Statements

April 30, 2015

1. Organization and Significant Accounting Policies

The Montibus Small Cap Growth Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on December 31, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”), which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Adviser Class and Institutional Class Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”), as a percentage of the lower of the original purchase price or net asset value at redemption, of 1.00% may be imposed on full or partial redemptions of Class A Shares made within twelve months of purchase where (i) $1 million or more of Class A Shares was purchased without an initial sales charge and (ii) the selling broker-dealer received a commission for such sale.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Options are valued at last sale price. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

— Level 1 —	quoted prices in active markets for identical securities;

22

MONTIBUS SMALL CAP GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2015

— Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

— Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/2015	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$19,202,956	$19,202,956	$—	$—

* Please refer to Portfolio of Investments for details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the

23

MONTIBUS SMALL CAP GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2015

end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2015, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund. The Funds’ investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

24

MONTIBUS SMALL CAP GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2015

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Montibus Capital Management LLC (the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 1.05% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until December 31, 2015, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. As of April 30, 2015, the amount of potential recovery was as follows:

	Expiration

April 30, 2016	April 30, 2017	April 30, 2018
$319,654	$340,369	$360,785

For the year ended April 30, 2015, the Adviser earned and waived fees of $317,258; fees reimbursed by the Adviser were $43,527.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund.

25

MONTIBUS SMALL CAP GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2015

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Adviser Class Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Adviser Class Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25%, on an annualized basis, of the average daily net assets of the Fund’s Class A and Adviser Class Shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2015 was $4,212. Certain employees of BNY Mellon serve as an Officer or Trustee of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2015, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$21,117,759	$36,717,732

26

MONTIBUS SMALL CAP GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2015

4. Capital Share Transactions

For the years ended April 30, 2015 and April 30, 2014, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2015		For the Year Ended April 30, 2014
	Shares	Amount	Shares	Amount
Class A
Sales	3,791	$53,765	25,689	$346,920
Reinvestments	5,883	76,300	1,800	24,012
Redemption Fees*	—	4	—	—
Redemptions	(13,529)	(186,048)	(12,939)	(58,375)

Net increase/(decrease)	(3,855)	$(55,979)	14,550	$312,557

Adviser Class
Sales	201	$2,818	6,625	$93,659
Reinvestments	1,724	22,346	562	7,505
Redemption Fees*	—	1	—	—
Redemptions	(599)	(7,950)	(1,757)	(24,491)

Net increase	1,326	$17,215	5,430	$76,673

Institutional Class
Sales	115,783	$1,617,671	65,082	$898,018
Reinvestments	286,206	3,757,891	123,619	1,662,673
Redemption Fees*	—	185	—	—
Redemptions	(1,292,200)	(17,617,643)	(119,492)	(1,733,646)

Net increase/(decrease)	(890,211)	$(12,241,896)	69,209	$827,045

Total net increase/ (decrease)	(892,740)	$(12,280,660)	89,189	$1,216,275

*

There is a 1.00% redemption fee that may be charged on shares redeemed which have been held for 60 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in-capital.

27

MONTIBUS SMALL CAP GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2015

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the year ended April 30, 2015, these adjustments were to decrease accumulated net investment loss and to decrease accumulated net realized gain by $196,238. This adjustment was due to netting of net operating losses to short-term capital gains. Net investment income, net realized gains and net assets were not affected by these adjustments.

For the year ended April 30, 2015, the tax character of distributions paid by the Fund was $1,201,894 of ordinary income dividends and $2,659,908 of long-term capital gains dividends. For the year ended April 30, 2014, the tax character of distributions paid by the Fund was $589,721 of ordinary income dividends and $1,105,364 of long-term capital gains dividends. Distributions from short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2015, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Qualified Late-Year Losses
$ —	$404,272	$2,975,788	$4,593,166	$—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

28

MONTIBUS SMALL CAP GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2015

As of April 30, 2015, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$14,609,790

Gross unrealized appreciation	$5,432,360
Gross unrealized depreciation	(839,194)

Net unrealized appreciation	$4,593,166

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2015, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2015. For the year ended April 30, 2015, the Fund had no capital loss deferrals and no late year ordinary loss.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2015 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2015, the Fund did not have any capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

The Board of Trustees of FundVantage Trust (the “Trust”) has approved a plan to liquidate and terminate the Fund. The plan of liquidation provides that the Fund will cease its business, liquidate its assets and distribute its liquidation proceeds to all of the Fund’s shareholders of record. Final liquidation of the Fund will occur on or about August 24, 2015.

The Fund ceased accepting purchase orders and closed to all new and existing investors on June 16, 2015.

Shareholders of the Fund may redeem their shares at any time prior to the liquidation date. If a shareholder has not redeemed his or her shares by the liquidation date, the shareholder’s shares automatically will be redeemed and proceeds will be sent to the shareholder of record. Liquidation proceeds will be paid in cash at the Fund’s applicable net asset value per share.

29

MONTIBUS SMALL CAP GROWTH FUND

Notes to Financial Statements (Concluded)

April 30, 2015

As the liquidation of the Fund approaches, the Fund’s investment adviser is expected to increase the portion of the Fund’s assets held in cash and similar investments and reduce maturities of non-cash investments in order to prepare for an orderly liquidation and to meet anticipated redemption requests. This may adversely affect the Fund’s yield. The impending liquidation of the Fund may result in large redemptions, which could adversely affect the Fund’s expense ratio, although existing contractual fee waivers will be maintained. Also, as the Fund’s liquidation approaches, the Fund will cease to pursue its investment objective.

The redemption of shares held by a shareholder as part of the liquidation generally will be considered a taxable event. Prior to final liquidation, the Fund may make distributions of income and capital gains. These distributions will have the tax and other consequences described in the Fund’s prospectus and statement of additional information. A shareholder should consult with the shareholder’s tax advisor to discuss the Fund’s liquidation and the tax consequences to the shareholder.

30

MONTIBUS SMALL CAP GROWTH FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the FundVantage Trust and

Shareholders of the Montibus Small Cap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Montibus Small Cap Growth Fund (one of the series constituting FundVantage Trust) (the “Fund”) as of April 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Montibus Small Cap Growth Fund (one of the series constituting FundVantage Trust) at April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 26, 2015

31

MONTIBUS SMALL CAP GROWTH FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2015, the Fund paid $1,201,894 of ordinary income dividends and $2,659,908 in long-term gains. Dividends from short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 9.15% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 9.54%.

The Fund designates 17.04% of the ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2015. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2016.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

32

MONTIBUS SMALL CAP GROWTH FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 632-9904 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

33

MONTIBUS SMALL CAP GROWTH FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (866) 632-9904.

34

MONTIBUS SMALL CAP GROWTH FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (866) 632-9904.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	38	Optimum Fund Trust (registered investment company) (6 portfolios).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	38	None.

35

MONTIBUS SMALL CAP GROWTH FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	38	None.

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	38	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

36

MONTIBUS SMALL CAP GROWTH FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Services Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	38	None.

¹ Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

37

MONTIBUS SMALL CAP GROWTH FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.

JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.

DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.	Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

38

[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser

Montibus Capital Management LLC

805 SW Broadway, Suite 2400

Portland, OR 97205

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7096

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

MONTIBUS SMALL

CAP GROWTH FUND

of

FundVantage Trust

Class A (SGWAX)

Adviser Class (SGWYX)

Institutional Class (SGRIX)

ANNUAL

REPORT

April 30, 2015

This report is submitted for the general information of the shareholders of the Montibus Small Cap Growth Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Montibus Small Cap Growth Fund.

Mot001

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

of

FundVantage Trust

Class I

ANNUAL REPORT

April 30, 2015

This report is submitted for the general information of the shareholders of the Mount Lucas U.S. Focused Equity Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Mount Lucas U.S. Focused Equity Fund.

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Annual Investment Adviser’s Report

April 30, 2015

(Unaudited)

Dear Shareholder,

I am pleased to provide you with this annual report for the Mount Lucas U.S. Focused Equity Fund (“Fund”). In this report, you will find important information about the Fund, as well as a discussion of investment performance for the 12-month period ended April 30, 2015.

Overall, U.S. equity markets produced strong returns over the period. For the 12-month period ended April 30, 2015, the Fund was up 8.81% versus 12.98% for the S&P 500® and 9.31% for the Russell 1000® Value Index.

Following a tremendous year in 2013, U.S. equities posted a respectable year in 2014. The 13.7% return on the S&P 500 represented the sixth consecutive year of positive returns for the index, and was almost 6% greater than the average expectation of 20 sell-side analysts as reported by Bloomberg News on January 3, 2014. Through the first four months of 2015, U.S. equities have continued their positive ways. If the second quarter generates positive returns, it will be the tenth consecutive quarter of positive returns for the S&P 500, the second longest series of consecutive positive quarterly returns in the last 20 years. On a factor basis, if 2012 and 2013 were the years to be a value investor as opposed to a momentum investor, then 2014 and the beginning of 2015 have been the opposite, as momentum strategies have outperformed value strategies. Within our Mount Lucas U.S. Focused Equity Fund, we also saw this dynamic as our momentum portfolio outperformed our value portfolio by 6.6% in 2014. We believe that over the past 50 years there are multiple periods when either a value only or momentum only strategy would do well individually, but a portfolio that has an allocation to both value and momentum has the potential to produce a strong risk-adjusted return over the long-run.

Over the 12 month-period ended April 30, 2015, the Fund invested in a total of 63 U.S. equities, with the current portfolio holding 36 U.S. equities. Over this investment period, the top five investments (Graham Holdings (GHC), Best Buy (BBY), Staples (SPLS), Delta Air Lines (DAL) and Diamond Offshore Drilling (DO)) generated two-thirds of the portfolio’s overall net return, while 48 total investments generated positive returns during their holding period. However, the portfolio’s return was dragged down by three investments in particular: Cliffs Natural Resources (CLF), Transocean Ltd (RIG) and Noble Corp (NE). These three investments were the main cause of the Fund’s underperformance relative to the S&P 500 as they, in total, reduced the portfolio’s return in excess of 5%. From a macro perspective, arguably the dominant theme in the financial markets in 2014 was the weakness in commodity prices, especially in the energy complex and the iron ore market. As such, owning commodity producers and their related services companies during 2014 would be a challenge and history proved this was the case. While the Fund closed out its holding in Cliffs Natural Resources (CLF) in March as part of the semi-annual portfolio roll, the Fund still owns shares in both Transocean Ltd (RIG) and Noble Corp (NE); both added in September 2014. In addition, in the March 2015 portfolio roll the Fund increased its allocation to the Energy Sector by almost 16% with the addition of two Oil & Gas Exploration and Production companies (Denbury Resources (DNR) and Chesapeake Energy (CHK)), one Oil & Gas Services & Equipment company (Diamond Offshore Drilling (DO)) and one oil refiner (Tesoro Corp (TSO)). While it may be challenging to overcome one’s behavioral impediments to invest in Oil & Gas E&P or Service & Equipment companies in the midst of a 55% decline in crude oil prices - optics make it too hard, the headlines are too negative, everybody is down on them - our quantitative approach allows us to get past these behavioral impediments and take a detached and objective view of the situation. When businesses like these are beaten down to very low valuations, it doesn’t take a big change in the narrative to generate an outsized return. As of April 30, 2015, the Energy Sector is the largest sector allocation in the Fund.

After six years of positive annual returns in the S&P 500, U.S. equities as a whole are no longer as cheap as they were a couple of years ago, nor are they as cheap compared to other international developed market equities. However, that doesn’t necessarily mean that U.S. equities will not generate a positive return in 2015 - bull markets don’t die of old age. Both the 1980s and 1990s bull markets experienced longer consecutive annual equity market rallies as measured by the S&P 500 (8 consecutive years in the 1980s resulting in a 300% total return over the period, and 9 consecutive years in the 1990s resulting in a 448% total return over the period). The current bull market has generated a 160% total return over the past six years. In addition, the beauty of a non-parametric model, as employed by the Mount Lucas U.S. Focused Equity Fund, is that there are always relatively undervalued companies that exhibit solid fundamentals. Maintaining a consistent approach to selecting and rebalancing the strategy’s holdings allows us to hold a basket of these companies, a strategy that provides the opportunity to outperform the broader equity indices over the long term and may be a good consideration for a large cap equity allocation within an investor’s portfolio.

1

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2015

(Unaudited)

Thank you for your investment in the Fund. We value your ongoing confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Timothy Rudderow

CEO and CIO

Mount Lucas Management LP

This letter is intended to assist shareholders in understanding how the Fund performed during the period ended April 30, 2015 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so when redeemed may be worth more or less than its original cost. Current performance may be lower or higher than quoted here. For performance current to the most recent month-end, please call 1-844-261-6483. Returns shown, unless otherwise indicated, are total returns, with dividends and income reinvested. Fee waivers are in effect; if they had not been in effect performance would have been lower.

Before the Fund commenced operations, all of the assets and liabilities of the Predecessor Fund were transferred to the Fund in a tax-free reorganization (the “Reorganization”). The Reorganization occurred prior to the opening of business on March 24, 2014. As a result of the Reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization.

The S&P 500® Index is a capitalization-weighted index designed to measure the performance of the broad U.S. economy through changes in the aggregate market value of 500 stocks representing all major industries. The index assumes the reinvestment of all dividends. Any Indexes mentioned are unmanaged statistical composites of stock market performance. Investing in an index is not possible.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

2

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Annual Report

Performance Data

April 30, 2015

(Unaudited)

Comparison of Change in Account Value of $10,000 Investment in the Mount Lucas U.S. Focused Equity Fund

Class I vs. S&P 500 Index

	Average Annual Total Returns for the Periods Ended April 30, 2015
	1 Year	3 Years	5 Years	Since Inception
Class I*	8.81%	19.28%	14.70%	6.41%
S&P 500® Index	12.98%	16.73%	14.33%	6.48%**

*	Mount Lucas U.S. Focused Equity Fund - Class I Shares (the “Fund”) commenced operations on October 1, 2007.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (844) 261-6483.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated September 1, 2014, are 1.18% and 0.95%, respectively, for Class I shares of the Fund’s average daily net assets. Mount Lucas Management LP (the “Adviser”) has contractually agreed to waive fees and/or reimburse expenses in order to limit the Fund’s “Total Annual Fund Operating Expenses” (excluding taxes, “Acquired Fund Fees and Expenses,” extraordinary items, brokerage commissions and interest) to, as a percentage of average daily net assets, 0.95% with respect to Class I Shares. The Expense Limitation will remain in place until August 31, 2015, unless the Board of Trustees approves its earlier termination. The Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. Performance would have been lower without fee waivers in effect.

The Fund operated as a series of Scotia Institutional Funds prior to the opening of business on March 24, 2014 (the “Predecessor Fund”), at which time, the Predecessor Fund was reorganized into the Fund. Before the Fund commenced operations, all of the assets and liabilities of the Predecessor Fund were transferred to the Fund in a tax free reorganization (the “Reorganization”). The Reorganization occurred at the opening of business on March 24, 2014. As a result of the Reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization. The Fund has the same investment objective and strategies as the Predecessor Fund. The Performance shown for periods prior to March 24, 2014 represents the performance for the Predecessor Fund.

The value of the Fund’s investments in equity securities may fluctuate drastically from day-to-day causing volatility and possible loss of principal. The fund may invest in undervalued securities and is subject to the risk that the securities may not appreciate in value as anticipated.

3

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Annual Report

Performance Data (Concluded)

April 30, 2015

(Unaudited)

The Fund is non-diversified and invests in a limited number of securities. As a result, the Fund’s investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers. The Fund may invest in undervalued securities and is subject to the risk that the securities may not appreciate in value as anticipated.

The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500® Composite Price Index (“S&P 500®”). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

4

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Fund Expense Disclosure

April 30, 2015

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments (if any) or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2014 through April 30, 2015 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges on purchase payments (if any) or redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Mount Lucas U.S. Focused Equity Fund

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period*
Class I
Actual	$1,000.00	$1,050.20	$4.83
Hypothetical (5% return before expenses)	1,000.00	1,020.08	4.76

*

Expenses are equal to the annualized expense ratio for the six-month period ended April 30, 2015 of 0.95% for Class I shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365 to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual six-month total return for the Fund of 5.02% for Class I shares.

5

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Portfolio Holdings Summary Table

April 30, 2015

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Energy	31.0%	$18,154,557
Financials	27.7	16,256,591
Consumer Discretionary	18.3	10,697,786
Industrials	8.2	4,833,192
Consumer Staples	6.0	3,502,526
Information Technology	5.6	3,278,419
Materials	1.9	1,131,353
Other Assets in Excess of Liabilities	1.3	790,681

NET ASSETS	100.0%	$58,645,105

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

6

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Portfolio of Investments

April 30, 2015

	Number of Shares	Value
COMMON STOCKS — 98.7%
Consumer Discretionary — 18.3%
Best Buy Co., Inc.	57,267	$1,984,300
Gannett Co., Inc.	65,796	2,258,119
Graham Holdings Co., Class B	3,122	3,193,587
Kohl’s Corp.	36,806	2,637,150
Marriott International, Inc., Class A	7,803	624,630

		10,697,786

Consumer Staples — 6.0%
Altria Group, Inc.	10,673	534,184
Costco Wholesale Corp.	3,799	543,447
CVS Caremark Corp.	12,428	1,233,976
Dr. Pepper Snapple Group, Inc.	8,960	668,237
Kroger Co. (The)	7,585	522,682

		3,502,526

Energy — 31.0%
Chesapeake Energy Corp.	163,358	2,576,156
Denbury Resources, Inc.	298,143	2,626,640
Diamond Offshore Drilling, Inc.	83,818	2,805,388
Marathon Petroleum Corp.	25,510	2,514,521
Noble Corp. PLC	87,854	1,520,753
Tesoro Corp.	26,409	2,266,684
Transocean Ltd.	65,533	1,233,331
Valero Energy Corp.	45,889	2,611,084

		18,154,557

Financials — 27.7%
Allstate Corp. (The)	77,352	5,388,340
Assurant, Inc.	34,199	2,101,870
AvalonBay Communities, Inc. REIT	3,390	557,113
Blackhawk Network Holdings, Inc., Class B*	—	13
Essex Property Trust, Inc. REIT	2,528	561,090
General Growth Properties, Inc. REIT	19,590	536,766
MetLife, Inc.	44,482	2,281,482
Torchmark Corp.	1	28

	Number of Shares	Value
COMMON STOCKS — (Continued)
Financials — (Continued)
Travelers Cos, Inc. (The)	26,825	$2,712,276
Unum Group	61,991	2,117,613

		16,256,591

Industrials — 8.2%
Cintas Corp.	8,458	676,217
Delta Air Lines, Inc.	55,503	2,477,654
General Dynamics Corp.	4,398	603,933
Union Pacific Corp.	5,173	549,528
Waste Management, Inc.	10,617	525,860

		4,833,192

Information Technology — 5.6%
Amphenol Corp., Class A	10,562	584,818
Fiserv, Inc.*	8,442	655,099
Xerox Corp.	177,261	2,038,502

		3,278,419

Materials — 1.9%
Ball Corp.	8,386	615,616
Lyondellbasell Industries NV	4,982	515,737

		1,131,353

TOTAL COMMON STOCKS (Cost $55,440,026)		57,854,424

TOTAL INVESTMENTS - 98.7% (Cost $55,440,026)		57,854,424

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.3%		790,681

NET ASSETS - 100.0%		$58,645,105

*	Non-income producing.

PLC	Public Limited Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

7

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Statement of Assets and Liabilities

April 30, 2015

Assets
Investments, at value (Cost $55,440,026)	$57,854,424
Cash	591,240
Receivable for capital shares sold	246,383
Dividends and interest receivable	60,172
Prepaid expenses and other assets	23,854

Total assets	58,776,073

Liabilities
Payable for capital shares redeemed	53,568
Payable for audit fees	23,713
Payable to Investment Adviser	14,843
Payable for administration and accounting fees	11,156
Payable to custodian	10,293
Payable for transfer agent fees	6,536
Payable for investments purchased	1,460
Other accrued expenses	9,399

Total liabilities	130,968

Net Assets	$58,645,105

Net Assets Consisted of:
Capital stock, $0.01 par value	$58,570
Paid-in capital	54,498,727
Accumulated net investment income	242,900
Accumulated net realized gain from investments	1,430,510
Net unrealized appreciation on investments	2,414,398

Net Assets	$58,645,105

Class I:
Net asset value, offering and redemption price per share ($58,645,105 / 5,857,033 shares)	$10.01

The accompanying notes are an integral part of the financial statements.

8

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Statement of Operations

For the Year Ended April 30, 2015

Investment Income
Dividends	$1,322,205
Interest	59

Total investment income	1,322,264

Expenses
Advisory fees (Note 2)	438,659
Administration and accounting fees (Note 2)	79,694
Audit fees	37,823
Transfer agent fees (Note 2)	35,607
Legal fees	31,593
Custodian fees (Note 2)	27,736
Printing and shareholder reporting fees	26,879
Registration and filing fees	20,704
Trustees’ and officers’ fees (Note 2)	16,984
Other expenses	4,275

Total expenses before waivers	719,954

Less: waivers (Note 2)	(164,223)

Net expenses after waivers	555,731

Net investment income	766,533

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	6,191,789
Net change in unrealized appreciation/(depreciation) on investments	(2,294,826)

Net realized and unrealized gain on investments	3,896,963

Net increase in net assets resulting from operations	$4,663,496

The accompanying notes are an integral part of the financial statements.

9

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2015	For the Seven Months Ended April 30, 2014*	For the Year Ended September 30, 2013
Increase/(Decrease) in net assets from operations:
Net investment income	$766,533	$645,017	$612,727
Net realized gain from investments	6,191,789	7,347,146	5,819,331
Net change in unrealized appreciation/ (depreciation) on investments	(2,294,826)	1,622,739	2,611,774

Net increase in net assets resulting from operations	4,663,496	9,614,902	9,043,832

Less Dividends and Distributions to Shareholders from:
Net investment income
Class I	(1,029,379)	(519,755)	(426,207)
Net realized gains
Class I	(12,012,384)	(5,642,614)	—

Net decrease in net assets from dividends and distributions to shareholders	(13,041,763)	(6,162,369)	(426,207)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	7,857,054	10,174,004	10,862,417

Total increase/(decrease) in net assets	(521,213)	13,626,537	19,480,042

Net assets
Beginning of period	59,166,318	45,539,781	26,059,739

End of period	$58,645,105	$59,166,318	$45,539,781

Accumulated net investment income, end of period	$242,900	$505,746	$380,484

*	The Fund changed its fiscal year end to April 30.

The accompanying notes are an integral part of the financial statements.

10

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	For the Year Ended April 30, 2015	For the Seven Months Ended April 30, 2014(1)		For the Year Ended September 30, 2013	For the Year Ended September 30, 2012		For the Year Ended September 30, 2011		For the Year Ended September 30, 2010
Per Share Operating Performance
Net asset value, beginning of period	$11.92	$11.19		$8.72	$7.09		$7.69		$6.49

Net investment income(2)	0.15	0.14		0.17	0.12		0.14		0.07
Net realized and unrealized gain/(loss) on investments	0.79	2.08		2.43	1.66		(0.81)		1.19

Net increase/(decrease) in net assets resulting from operations	0.94	2.22		2.60	1.78		(0.67)		1.26

Dividends and distributions to shareholders from:
Net investment income	(0.22)	(0.13)		(0.13)	(0.16)		(0.05)		(0.07)
Net realized gains	(2.63)	(1.36)		—	—		—		—

Total dividends and distributions to shareholders	(2.85)	(1.49)		(0.13)	(0.16)		(0.05)		(0.07)

Adviser Contribution	—	—		—	0.01		0.12		—

Redemption fees added to paid-in capital(2)	—	—		—	—		0.00	(3)	0.01

Net asset value, end of period	$10.01	$11.92		$11.19	$8.72		$7.09		$7.69

Total investment return(4)	8.81%	20.54%		30.16%	25.38	%(5)	(7.25	)%(5)	19.60%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$58,645	$59,166		$45,540	$26,060		$17,003		$9,588
Ratio of expenses to average net assets	0.95%	0.95	%(6)	0.95%	0.95%		0.95%		0.95%
Ratio of expenses to average net assets without waivers and expense reimbursements(7)	1.23%	1.18	%(6)	1.25%	1.74%		1.74%		3.39%
Ratio of net investment income to average net assets	1.31%	2.09	%(6)	1.70%	1.50%		1.68%		0.95%
Portfolio turnover rate	102.75%	53.87	%(8)	103.55%	118.67%		102.57%		120.20%

(1)	The Fund changed its fiscal year end to April 30.
(2)	Calculated based on the average number of shares outstanding during the period.
(3)	Amount is less than $0.005 per share.
(4)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total return for periods less than one year are not annualized.

(5)

Absent a capital contribution between the Predecessor Fund and the investment adviser to the Predecessor Fund, total returns would have been 25.23% and (8.82)% for the years ended September 30, 2012 and 2011, respectively.

(6)	Annualized.
(7)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(8)	Not annualized.

The accompanying notes are an integral part of the financial statements.

11

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Notes to Financial Statements

April 30, 2015

1. Organization and Significant Accounting Policies

The Mount Lucas U.S. Focused Equity Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class I and Class II. As of April 30, 2015, Class II Shares have not been issued.

Immediately prior to the opening of business on March 24, 2014, the Fund, a series of the Trust, acquired substantially all of the assets and liabilities of the Mount Lucas U.S. Focused Equity Fund, a series of Scotia Institutional Funds (the “Predecessor Fund”) pursuant to an Agreement and Plan of Reorganization. As a result of the reorganization, the Fund is the accounting successor to the Predecessor Fund. See Note 6 for additional information on the reorganization.

The fiscal year end of the Predecessor Fund was September 30. As part of the Trust, the Fund changed its fiscal year end to April 30 to reflect the fiscal year end of the other series of the Trust.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

— Level 1 —	quoted prices in active markets for identical securities;

— Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

— Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

12

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2015

The following is a summary of the inputs used, as of April 30, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/15	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$57,854,424	$57,854,424	$—	$—

* Please refer to Portfolio of Investments for details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the twelve months ended April 30, 2015 there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investment. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

13

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2015

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carry forwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”) and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Mount Lucas Management LP (“Mount Lucas” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is entitled to an investment advisory fee of 0.75% (on an annualized basis), which is calculated daily and paid monthly based on the average daily net assets of the Fund.

Prior to March 24, 2014, Scotia Institutional Investments US, LP (the “Former Adviser”) served as the investment adviser to the Predecessor Fund, and was entitled to the same investment advisory fee as listed above. Prior to March 24, 2014, the Former Adviser had a sub-advisory agreement with Mount Lucas. The Former Adviser, not the Predecessor Fund, paid a sub-advisory fee to Mount Lucas. Effective immediately prior to the opening of business on March 24, 2014, Mount Lucas became the investment adviser to the Fund.

The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 0.95% (on an annual basis) of the Fund’s average daily net assets of Class I Shares (the “Expense Limitation”). The Expense Limitation shall remain in effect until August 31, 2015, unless the Board of Trustees of the Trust approves its earlier termination. Prior to March 24, 2014, the Former Adviser contractually agreed to waive class level expenses and fund level expenses, to the extent necessary to limit the total annual operating expenses from exceeding 0.95% for the Class I Shares average daily net assets.

14

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2015

Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. As of April 30, 2015, the amount of potential recovery was as follows:

Expiration
April 30, 2017	April 30, 2018
$22,635	$164,223

For the year ended April 30, 2015, the Adviser earned advisory fees of $438,659 and waived fees of $164,223.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees. For providing transfer agency services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trustees of the Trust who are not officers or employees of an investment adviser or other service provider to the Trust receive compensation in the form of an annual retainer and per meeting fees for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2015 was $5,666. Certain employees of BNY Mellon serve as Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2015, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$59,844,235	$64,450,250

15

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2015

4. Capital Share Transactions

For the year ended April 30, 2015 and the seven months ended April 30, 2014, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2015		For the Seven Months Ended April 30, 2014		For the Year Ended September 30, 2013
	Shares	Value	Shares	Value	Shares	Value
Class I*
Sales	1,133,300	$12,139,727	761,691	$8,856,951	1,433,027	$14,406,796
Reinvestments	1,331,058	12,831,397	537,560	6,048,236	47,058	422,109
Redemptions	(1,572,859)	(17,114,070)	(404,029)	(4,731,183)	(396,605)	(3,966,488)

Net Increase	891,499	$7,857,054	895,222	$10,174,004	1,083,480	$10,862,417

*	Information for period prior to March 24, 2014 - pertains to the Class I Shares of the Predecessor Fund.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the year ended April 30, 2015, the Fund had no reclassifications.

For the year ended April 30, 2015, the tax character of distributions paid by the Fund was $2,459,636 of ordinary income dividends and $10,582,127 of long-term capital gains dividends. For the period ended April 30, 2014, the tax character of distributions paid by the Fund was $1,963,279 of ordinary income dividends and $4,199,090 of long-term capital gains dividends. For the year ended September 30, 2013, the tax character of distributions paid by the Fund was $426,207 of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2015, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Other Book/Tax Differences

$ —	$747,026	$1,175,596	$2,169,118	$(3,932)

The differences between the book and tax basis unrealized depreciation are attributable primarily to the tax deferral of losses on wash sales. Other book/tax differences are attributed to the treatment of organizational and start-up costs.

16

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Notes to Financial Statements (Concluded)

April 30, 2015

As of April 30, 2015, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$55,685,306

Gross unrealized appreciation	$4,761,630
Gross unrealized depreciation	(2,592,512)

Net unrealized appreciation	$2,169,118

Accumulated capital losses represent net capital loss carry forwards as of April 30, 2015 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2015, the Fund did not have any capital loss carryforwards.

6. Reorganization

On March 7, 2014, at a special meeting, shareholders of Mount Lucas U.S. Focused Equity Fund, a series of Scotia Institutional Funds, (“Acquired Fund”) approved an Agreement and Plan of Reorganization pursuant to which the assets and identified liabilities of the Acquired Fund were transferred into Class I Shares of the Mount Lucas U.S. Focused Equity Fund of the Trust (“Acquiring Fund”) as noted below. The consummation of the reorganization took place immediately prior to the opening of business on March 24, 2014 in a tax-free exchange of shares.

Mount Lucas (series of Scotia Institutional Funds)	Acquiring Fund (series of FundVantage Trust)	Net Assets	Shares Outstanding
Mount Lucas U.S. Focused Equity Fund Class I	Mount Lucas U.S. Focused Equity Fund Class I	$57,966,637	4,923,325

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

17

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and

Shareholders of the Mount Lucas U.S. Focused Equity Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Mount Lucas U.S. Focused Equity Fund (one of the series constituting FundVantage Trust) (the “Fund”) as of April 30, 2015, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for the year then ended and the period from October 1, 2013 to April 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets and financial highlights for each of the period presented through September 30, 2013 were audited by other auditors whose report dated November 25, 2013, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mount Lucas U.S. Focused Equity Fund (one of the series constituting FundVantage Trust) at April 30, 2015, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and the period from October 1, 2013 to April 30, 2014, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 26, 2015

18

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the year ended April 30, 2015, the Fund paid $2,459,636 of ordinary income dividends and $10,582,127 of long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 63.82% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 57.99%.

The Fund designates 39.63% of the ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2015. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2016.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

19

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (844) 261-6483 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

20

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (844) 261-6483.

21

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (844) 261-6483.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	38	Optimum Fund Trust (registered investment company) (6 portfolios).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	38	None.

DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	38	None.

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing 2003 to 2008.	38	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

22

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	38	None.

1 Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

23

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.

JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.

DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.

Senior Consultant, Freech Group International Solutions, LLC(a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

24

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Investment Adviser

Mount Lucas Management LP

405 South State Street

Newtown, PA 18940

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7096

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Investment Adviser’s Report

April 30, 2015 (Unaudited)

Dear Shareholder:

U.S. Economy

The U.S. economy enjoyed solid results in 2014 compared to other developed economies – China’s economy showed signs of slowing, the euro zone struggled, while Japan’s economy actually slid back into recession in the third quarter. The domestic labor market continued to show progress adding 2.95 million jobs for the year, ending with an unemployment rate of 5.6% compared to 6.7% at the beginning of the year. However, slow wage growth, combined with the fall in energy costs, have kept inflation below the Fed’s 2% target. Fortunately, since the end of 2004, the PCE Index shows core prices increasing at a 1.7% annual rate, suggesting the absence of deflationary risk. Fed officials have indicated that they will look past the “transitory” effects of cheaper oil and that they could begin raising short-term interest rates as long as inflation is expected to move toward the Fed’s 2% goal.

The U.S. economy has positive momentum heading into 2015 with consensus expectations forecasting 3.0% growth for the year. Economic growth surpassed expectation in the 2nd and 3rd quarter of 2014, growing by an annualized rate of 4.8%, the strongest two-quarter change since the 4th quarter of 2008. For 2014, the U.S. economy grew 2.4%, the most in four years, following a 2.2% advance in 2013. If domestic employment continues to improve while inflation remains low, momentum should continue into 2015. Risks to the growth outlook exist in the form of the challenging global backdrop, stronger dollar and geopolitical tensions.

Hawaii Economy

The visitor industry posted another record year in 2014. After a slow start but a strong 4th quarter, visitor arrivals for the year were above 8.1 million, with expenditures over $14.7 billion. Visitor spending again reached record levels, but when adjusting for inflation remained below the 1989 peak. Hotel occupancy rates are near historic highs and room rates having surged 50% since the depth of the recession.

The local construction industry remains mixed. 2014 saw a surge in non-residential permitting, but there was a dramatic slowdown in permits for residential building (large scale projects can be built more efficiently than single family homes).

Heading into 2015 with just a 4% unemployment rate, the marginal gains in tourism will be offset by steady labor market improvements and moderate income growth. While the Japanese and European economies struggle, visitor arrivals from other international locations and mainland U.S. are expected to increase, as decreased oil costs keep airfare affordable. New flights introduced from the Midwest to Honolulu and West Coast to the Big Island, as well as new inter-island flights to Molokai, will provide opportunities for visitors to explore attractions across the State. Additionally, lower oil prices free up purchasing power for consumers that would otherwise be used on transportation and energy costs for state residents. A potential headwind would be if a substantial cut in active duty military occurs but that process, if implemented, is expected to take several years.

Municipal Market and Fund Performance

The year over year changes in the municipal curve as of April 30, 2015 had the short end of the yield curve increasing 26 bps from 0.32% to 0.58%, while 30 year municipal rates declined 97 bps from 4.09% to 3.12%. The flattening

1

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Investment Adviser’s Report (Concluded)

April 30, 2015 (Unaudited)

of the curve had the short end rising, while the long end fell, essentially back to the level as of April 2013. Short rates rose due to market expectations of a possible Fed rate increase. On the longer end, municipal rates decreased due to the positive but slow performance in the domestic economy, mild inflation expectations, slower global growth and strong U.S. dollar. While issuers continue to refund existing debt, investor demand remains strong. Municipal bonds still remain attractive relative to U.S. Treasury and government agency securities.

The Pacific Capital Tax-Free Short Intermediate Securities Fund had a total return of 1.23% for the year ending April 30, 2015. The Pacific Capital Tax-Free Securities Fund had a total return of 3.87% for the same period. Total return reflects the market fluctuation of the share price as well as reinvested dividends. Gross of Fee returns were 1.54% for the Pacific Capital Tax-Free Short Intermediate Fund and 4.03% for the Pacific Capital Tax-Free Securities Fund. The Barclays Capital Hawaii 3-Year Municipal Bond Index had a total return of 0.83% for the year ending April 30, 2015 and the Barclays Capital Hawaii Municipal Bond Index had a total return of 4.46% for the same period.

Outlook and Strategy

The beginning of 2015 brought improving but mixed economic data. Slow improvements in the European economy have kept demand very strong for domestic bonds. Municipal bond mutual funds experienced inflows and while there have been high amounts of issuance, nearly 50% of deals were refunding. Issuers are looking to lock in historical low yields, while investors seek attractive tax-equivalent yields. We are currently shorter in duration than the respective benchmark for the Tax-Free Short Intermediate Fund and Tax-Free Securities Fund and will seek opportunities to reinvest maturities into a potentially higher yield curve.

In managing the Pacific Capital Tax-Free Short Intermediate Securities Fund and the Tax-Free Securities Fund, we keep in mind each fund’s goal of seeking high current income that is exempt from federal and Hawaii income tax. In the year going forward, we will look for appropriate opportunities in this low rate environment that provide a reasonable risk/return balance.

AMG’s comments reflect the investment advisor’s views generally regarding the market and economy and are compiled from AMG’s research. These comments reflect opinions as of the date written and are subject to change.

2

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Annual Report

Performance Data

April 30, 2015 (Unaudited)

Credit Quality as of April 30, 2015

(as a percentage of total investments)

Credit quality ratings are primarily sourced from Moody’s but in the event that Moody’s has not assigned a rating, the Fund will use S&P or Fitch. If these ratings are in conflict, S&P will be used before Fitch. If none of the major rating agencies have assigned a rating, the Fund will assign a rating of NR (non-rated security). The ratings represent their (Moody’s, S&P, and Fitch) opinions as to the quality of the underlying securities in the fund, and not the fund itself. The ratings range from AAA (extremely strong capacity to meet financial commitment) to D (in default). Ratings are relative and subjective and are not absolute standards of quality. A pre-refunded bond is secured by an escrow fund of U.S. government obligations (i.e. Treasury securities) and assumes the superior credit rating of the government obligation. The ratings do not predict performance and are subject to change.

Investment Style

High-quality, intermediate-term, tax-exempt

Investment Objective

The Pacific Capital Tax-Free Securities Fund (the “Fund”) seeks high current income that is exempt from federal and Hawaii income tax by normally investing at least 80% of its net assets in investment grade municipal obligations. The Fund normally invests greater than 50% of its assets in Hawaii municipal obligations — debt securities issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities that pay interest which is exempt from Hawaii income tax as well as federal income tax.

Investment Considerations

Income received from the Fund may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. The longer the average maturity of the Fund’s portfolio, the greater the fluctuation in value. Since the Fund invests significantly in securities of issuers in Hawaii, it will also be affected by a variety of Hawaii’s economic and political factors. The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating.

Investment Process

•	Top-down macroeconomic analysis of interest rate trends
•	Bottom-up credit research to identify high quality bonds
Investment Management Advised by Asset Management Group of Bank of Hawaii (“AMG”)
•	As of April 30, 2015, AMG manages $1.1 billion in mutual fund assets. In addition, AMG personnel also manage approximately $1.8 billion in assets on behalf of Bank of Hawaii clients.

3

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Annual Report

Performance Data

April 30, 2015 (Unaudited)

What were the major factors in the market that influenced the Fund’s performance versus the benchmark?

For the one year period ending April 30, 2015 the Fund returned 3.87%; the Barclays Capital Hawaii Municipal Bond Index returned 4.46%. After a strong 2014, the municipal sector has been mixed calendar year 2015 to date, with yields falling through January, but backing up through March. The Fund’s position of higher quality bonds and slightly shorter duration held back performance slightly, but is in line with our longer term view on municipal yields.

What major changes have occurred in the portfolio during the period covered by the report?

We looked to mitigate taxable distributions while maintaining the duration and credit quality of the portfolio. We do not expect a sudden rise in rates, but are mindful of a rate reversal on improving U.S. economy and Fed action.

What is your outlook for the Fund?

Despite recent market performance, there is still uncertainty about the date and speed of Fed rate increases. In the year going forward, we will look for appropriate opportunities in this low rate environment that provide a reasonable risk/return balance while seeking high current income that is exempt from federal and Hawaii income tax.

4

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Annual Report

Performance Data

April 30, 2015 (Unaudited)

Comparison of Change in Value of $10,000 Investment in the Pacific Capital Tax-Free Securities

Fund Class Y vs. the Barclays Capital Hawaii Municipal Bond Index

Average Annual Total Returns for the Periods Ended April 30, 2015
	1 Year	3 Year	5 Year	10 Year
Class Y	3.87%	2.77%	4.00%	3.69%
Barclays Capital Hawaii
Municipal Bond Index	4.46%	3.16%	4.40%	4.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month end, please call (888) 678-6034.

The Fund’s total annual gross and net operating expense ratio for Class Y Shares, as disclosed in the Fund’s prospectus dated September 1, 2014, are 0.31% and 0.11%, respectively, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered in this report. The Adviser has contractually agreed to waive its advisory fees until August 31, 2015. The waiver may not be terminated at any time prior to that date without the consent of the Board of Trustees of FundVantage Trust (the “Trust”). Additional information pertaining to the Fund’s expense ratio for the year ended April 30, 2015 can be found in the financial highlights.

Before the Fund commenced operations, all of the assets of the Tax-Free Securities Fund, a series of Pacific Capital Funds (the “Predecessor Fund”), were transferred to the Fund in a tax-free reorganization (the “Reorganization”). Performance presented prior to June 28, 2010 reflects the performance of the Predecessor Fund.

5

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Annual Report

Performance Data (Concluded)

April 30, 2015 (Unaudited)

Total returns reflect the waiver of advisory fees. Had these waivers not been in effect, performance quoted would have been lower.

The performance of the Fund is measured against the Barclays Capital Hawaii Municipal Bond Index, a rules-based, market-value weighted index engineered for the long-term tax-exempt Hawaii bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Fund is distributed by Foreside Funds Distributors LLC. The Asset Management Group of Bank of Hawaii is the investment adviser to the Fund and receives a fee for its services.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund.

6

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Report

Performance Data

April 30, 2015 (Unaudited)

Credit Quality as of April 30, 2015

(as a percentage of total investments)

Credit quality ratings are primarily sourced from Moody’s but in the event that Moody’s has not assigned a rating, the Fund will use S&P or Fitch. If these ratings are in conflict, S&P will be used before Fitch. If none of the major rating agencies have assigned a rating, the Fund will assign a rating of NR (non-rated security). The ratings represent their (Moody’s, S&P, and Fitch) opinions as to the quality of the underlying securities in the fund, and not the fund itself. The ratings range from AAA (extremely strong capacity to meet financial commitment) to D (in default). Ratings are relative and subjective and are not absolute standards of quality. A pre-refunded bond is secured by an escrow fund of U.S. government obligations (i.e. Treasury securities) and assumes the superior credit rating of the government obligation. The ratings do not predict performance and are subject to change.

Investment Style

High-quality, short-intermediate term, tax-exempt

Investment Objective

The Pacific Capital Tax-Free Short Intermediate Securities Fund (the “Fund”) seeks high current income that is exempt from federal and Hawaii income tax by normally investing at least 80% of its net assets in investment grade municipal obligations. The Fund normally invests greater than 50% of its assets in Hawaii municipal obligations — debt securities issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities that pay interest which is exempt from Hawaii income tax as well as federal income tax. The Fund seeks to provide greater price stability than a long-term bond fund.

Investment Considerations

Income received from the Fund may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. Intermediate term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. Since the Fund invests significantly in securities of issuers in Hawaii, it will also be affected by a variety of Hawaii’s economic and political factors. The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating.

Investment Process

•	Top-down macroeconomic analysis of interest rate trends
•	Bottom-up credit research to identify high quality bonds
Investment Management Advised by Asset Management Group of Bank of Hawaii (“AMG”)
•	As of April 30, 2015, AMG manages $1.1 billion in mutual fund assets. In addition, AMG personnel also manage approximately $1.8 billion in assets on behalf of Bank of Hawaii clients.

7

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Report

Performance Data (Continued)

April 30, 2015 (Unaudited)

What were the major factors in the market that influenced the Fund’s performance versus the benchmark?

For the one year period ending April 30, 2015, the Fund returned 1.23%; the Barclays Capital Hawaii 3-Year Municipal Bond Index returned 0.83%. After a strong 2014, the municipal sector has been mixed calendar year 2015 to date, with yields falling through January, but backing up through March. Although the Fund consists of higher quality bonds, it’s slightly longer duration (allocation to intermediate bonds) helped performance for the year.

What major changes have occurred in the portfolio during the period covered by the report?

We looked to maintain the duration and purchase bonds with a reasonable risk return balance.

What is your outlook for the Fund?

Despite recent market performance, there is still uncertainty about the date and speed of Fed rate increases. In the year going forward, we will look for appropriate opportunities in this low rate environment that provide a reasonable risk/return balance while seeking high current income that is exempt from federal and Hawaii income tax.

8

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Report

Performance Data (Continued)

April 30, 2015 (Unaudited)

Comparison of Change in Value of $10,000 Investment in the Pacific Capital Tax-Free Short Intermediate Securities

Fund Class Y vs. the Barclays Capital Hawaii 3-Year Municipal Bond Index

Average Annual Total Returns for the Periods Ended April 30, 2015
	1 Year	3 Year	5 Year	10 Year
Class Y	1.23%	0.84%	1.26%	2.05%
Barclays Capital Hawaii
3-Year Municipal Bond Index	0.83%	1.12%	1.61%	2.89%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month end, please call (888) 678-6034.

The Fund’s total annual gross and net operating expense ratio for Class Y Shares, as disclosed in the Fund’s prospectus dated September 1, 2014, are 0.40% and 0.20%, respectively, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered in this report. The Adviser has contractually agreed to waive its advisory fees until August 31, 2015. The waiver may not be terminated at any time prior to that date without the consent of the Board of Trustees of FundVantage Trust (the “Trust”). Additional information pertaining to the Fund’s expense ratio for the year ended April 30, 2015 can be found in the financial highlights.

Before the Fund commenced operations, all of the assets of the Tax-Free Short Intermediate Securities Fund, a series of Pacific Capital Funds (the “Predecessor Fund”), were transferred to the Fund in a tax-free reorganization (the “Reorganization”). Performance presented prior to June 28, 2010 reflects the performance of the Predecessor Fund.

9

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Report

Performance Data (Concluded)

April 30, 2015 (Unaudited)

Total returns reflect the waiver of advisory fees. Had these waivers not been in effect, performance quoted would have been lower.

The performance of the Fund is measured against the Barclays Capital Hawaii 3-Year Municipal Bond Index, which is the 2-4 year component of the Barclays Capital Hawaii Municipal Bond Index and is a rules-based, market-value weighted index engineered for the Hawaii tax-exempt bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Fund is distributed by Foreside Funds Distributors LLC. The Asset Management Group of Bank of Hawaii is the investment adviser to the Fund and receives a fee for its services.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund.

10

PACIFIC CAPITAL FUNDS

Fund Expense Disclosure

April 30, 2015

(Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2014 and held for the entire period through April 30, 2015.

Actual Expenses

The first line for each Fund in the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line for each Fund in the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11

PACIFIC CAPITAL FUNDS

Fund Expense Disclosure (Concluded)

April 30, 2015

(Unaudited)

		Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period*	Expense Ratio During Period**
Pacific Capital Tax-Free Securities Fund
Actual Fund Return	Class Y	$1,000.00	$1,006.10	$0.60	0.12%
Hypothetical Fund Return (5% return before expenses)	Class Y	1,000.00	1,024.20	0.60	0.12%

Pacific Capital Tax-Free Short Intermediate Securities Fund
Actual Fund Return	Class Y	$1,000.00	$1,002.10	$0.65	0.13%
Hypothetical Fund Return (5% return before expenses)	Class Y	1,000.00	1,024.15	0.65	0.13%

*

Expenses are equal to the average account value times a Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (181) divided by the number of days in the fiscal year (365). The Funds’ ending account values on the first line in each table are based on the actual six month total returns of 0.61% for the Pacific Capital Tax-Free Securities Fund and 0.21% for the Pacific Capital Tax-Free Short Intermediate Securities Fund.

**	Annualized.

12

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments

April 30, 2015

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — 96.9%
Arizona — 2.9%
Phoenix Civic Improvement Corp., Civic Plaza, Convertible CAB, Series B, 5.50%, 07/01/31, (NATL-RE, FGIC Insured)	5,000,000	6,197,650
California — 1.5%
Norwalk-La Mirada Unified School District GO, CAB, Series B, 0.00%, 08/01/27, (AGM-CR, FGIC Insured)	5,000,000	3,199,950
Florida — 0.9%
Orlando Utilities Commission, Water and Electric Revenue, Series D, ETM, 6.75%, 10/01/17	1,790,000	1,941,309
Georgia — 1.2%
Municipal Electric Authority Power Revenue, Series W, Unrefunded Portion, 6.60%, 01/01/18, (NATL-RE, IBC, BNYM Insured)	2,455,000	2,619,681
Hawaii — 80.4%
County of Kauai GO, Series A, 5.00%, 08/01/22	315,000	380,740
County of Kauai GO, Series A, Callable 08/01/21 at 100, 3.25%, 08/01/23	1,000,000	1,054,900

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
County of Kauai GO, Series A, Prerefunded 08/01/15 at 100, 5.00%, 08/01/23, (NATL-RE, FGIC Insured)	600,000	607,008
County of Kauai GO, Series A, Callable 08/01/22 at 100, 3.13%, 08/01/27	1,295,000	1,329,214
Hawaii County GO, Series A, 5.25%, 07/15/17	500,000	548,530
Hawaii County GO, Series A, Callable 07/15/18 at 100, 6.00%, 07/15/26	1,655,000	1,902,075
Hawaii County GO, Series A, Callable 03/01/20 at 100, 4.00%, 03/01/28	2,470,000	2,653,546
Hawaii County GO, Series A, Callable 09/01/22 at 100, 5.00%, 09/01/29	500,000	579,885
Hawaii Housing Finance & Development Corp., Multi-Family Housing, Iwilei Apartments, Series A, Callable 07/01/22 at 100, 3.75%, 01/01/31, (FHLMC Insured)	3,460,000	3,533,144
Hawaii Housing Finance & Development Corp., Series B, Callable 07/01/21 at 100, 3.88%, 07/01/25, (GNMA/FNMA Insured)	3,890,000	4,163,467

The accompanying notes are an integral part of the financial statements.

13

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2015

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Airports System Revenue, Series A, Callable 07/01/20 at 100, 5.00%, 07/01/22	1,350,000	1,572,615
Hawaii State Airports System Revenue, AMT, Callable 07/01/21 at 100, 5.00%, 07/01/23	3,500,000	3,998,365
Hawaii State Airports System Revenue, Series A, Callable 07/01/20 at 100, 5.25%, 07/01/28	1,000,000	1,160,560
Hawaii State Airports System Revenue, Series A, Callable 07/01/20 at 100, 5.25%, 07/01/29	2,000,000	2,314,740
Hawaii State Department of Budget & Finance Revenue, Hawaii Pacific Health Obligation, 4.00%, 07/01/23	500,000	552,290
Hawaii State Department of Budget & Finance Revenue, Hawaii Pacific Health Obligation, Callable 07/01/23 at 100, 5.00%, 07/01/26	500,000	577,720
Hawaii State Department of Budget & Finance, Series A, Queens Health System, Callable 07/01/25 at 100, 5.00%, 07/01/35	2,000,000	2,282,560

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Department of Budget & Finance, Special Purpose Revenue, Kahala Nui, Callable 11/15/22 at 100, 5.00%, 11/15/27	1,390,000	1,560,136
Hawaii State Department of Budget & Finance, Special Purpose Revenue, Kahala Nui, Callable 11/15/22 at 100, 5.13%, 11/15/32	550,000	601,078
Hawaii State Department of Hawaiian Home Lands Revenue, 5.00%, 04/01/16	500,000	519,185
Hawaii State Department of Hawaiian Home Lands Revenue, 5.00%, 04/01/18	775,000	835,055
Hawaii State GO, Series DI, Prerefunded 03/01/16 at 100, 5.00%, 03/01/16, (AGM Insured)	445,000	462,350
Hawaii State GO, Series DI, Unrefunded portion, Callable 03/01/26 at 100, 5.00%, 03/01/26, (AGM Insured)	555,000	576,168
Hawaii State GO, Series DJ, Unrefunded portion, Callable 04/01/17 at 100, 5.00%, 04/01/19, (AMBAC Insured)	890,000	965,321

The accompanying notes are an integral part of the financial statements.

14

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2015

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series DJ, Prerefunded 04/01/17 at 100, 5.00%, 04/01/19, (AMBAC Insured)	110,000	119,200
Hawaii State GO, Series DJ, Prerefunded 04/01/17 at 100, 5.00%, 04/01/17, (AMBAC Insured)	885,000	959,021
Hawaii State GO, Series DJ, Unrefunded portion, Callable 04/01/17 at 100, 5.00%, 04/01/22, (AMBAC Insured)	140,000	151,319
Hawaii State GO, Series DK, 5.00%, 05/01/17	4,000,000	4,343,280
Hawaii State GO, Series DK, Callable 05/01/18 at 100, 5.00%, 05/01/28	3,000,000	3,320,640
Hawaii State GO, Series DK, Prerefunded 05/01/18 at 100, 5.00%, 05/01/18	2,390,000	2,672,307
Hawaii State GO, Series DK, Unrefunded portion, Callable 05/01/18 at 100, 5.00%, 05/01/23	785,000	875,016
Hawaii State GO, Series DN, 5.00%, 08/01/15	1,000,000	1,011,630
Hawaii State GO, Series DT, 5.00%, 11/01/15	1,500,000	1,535,235
Hawaii State GO, Series DT, 5.00%, 11/01/16	1,900,000	2,027,851

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series DT, 5.00%, 11/01/19	3,000,000	3,481,050
Hawaii State GO, Series DZ, Callable 12/01/21 at 100, 5.00%, 12/01/27	4,500,000	5,327,460
Hawaii State GO, Series DZ, Callable 12/01/21 at 100, 5.00%, 12/01/29	2,000,000	2,352,940
Hawaii State GO, Series DZ, Callable 12/01/21 at 100, 5.00%, 12/01/30	3,000,000	3,517,350
Hawaii State GO, Series DZ, Callable 12/01/21 at 100, 5.00%, 12/01/31	2,800,000	3,271,660
Hawaii State GO, Series EE, Callable 11/01/22 at 100, 5.00%, 11/01/27	745,000	880,970
Hawaii State GO, Series EE, Callable 11/01/22 at 100, 5.00%, 11/01/29	3,000,000	3,504,870
Hawaii State GO, Series EH, Callable 08/01/23 at 100, 5.00%, 08/01/24	1,000,000	1,209,070
Hawaii State GO, Series EL, 5.00%, 08/01/23	1,000,000	1,221,710
Hawaii State GO, Series EO, Callable 08/01/24 at 100, 5.00%, 08/01/29	3,000,000	3,547,290
Hawaii State GO, Series EP, 5.00%, 08/01/24	1,000,000	1,230,090
Hawaii State Harbor System Revenue, Series A, 5.00%, 07/01/17	185,000	201,030

The accompanying notes are an integral part of the financial statements.

15

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2015

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Harbor System Revenue, Series A, Callable 07/01/20 at 100, 4.75%, 07/01/24	220,000	247,766
Hawaii State Harbor System Revenue, Series A, Callable 07/01/20 at 100, 5.63%, 07/01/40	3,000,000	3,483,810
Hawaii State Harbor System Revenue, Series A, AMT, 5.25%, 07/01/16, (AGM Insured)	1,105,000	1,163,808
Hawaii State Highway Revenue, Series A, 5.00%, 01/01/21, (BAM Insured)	500,000	591,860
Hawaii State Highway Revenue, Series A, Callable 01/01/22 at 100, 5.00%, 01/01/27	5,490,000	6,355,718
Hawaii State Highway Revenue, Series A, Callable 01/01/22 at 100, 5.00%, 01/01/28	1,120,000	1,283,274
Hawaii State Highway Revenue, Series B, 4.00%, 01/01/18, (BAM Insured)	750,000	809,220
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/16 at 100, 4.50%, 07/01/23, (NATL-RE Insured)	1,500,000	1,572,615

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/22 at 100, 5.00%, 07/01/26	3,125,000	3,680,938
Honolulu City & County Board of Water Supply System Revenue, Series B, AMT, Callable 07/01/16 at 100, 5.25%, 07/01/17, (NATL-RE Insured)	1,300,000	1,371,058
Honolulu City & County Board of Water Supply, System Revenue, Series A, Callable 07/01/24 at 100, 5.00%, 07/01/25	1,500,000	1,827,060
Honolulu City & County GO, Series A, 5.00%, 11/01/18	1,015,000	1,149,376
Honolulu City & County GO, Series A, Callable 07/01/15 at 100, 5.00%, 07/01/19, (NATL-RE Insured)	6,250,000	6,298,000
Honolulu City & County GO, Series A, 5.00%, 10/01/19	1,000,000	1,156,060
Honolulu City & County GO, Series A, Callable 07/01/17 at 100, 5.00%, 07/01/21, (AGM Insured)	4,000,000	4,369,120

The accompanying notes are an integral part of the financial statements.

16

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2015

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series A, 5.00%, 11/01/22	2,000,000	2,423,120
Honolulu City & County GO, Series A, Callable 04/01/19 at 100, 5.00%, 04/01/24	1,110,000	1,269,995
Honolulu City & County GO, Series A, Callable 07/01/15 at 100, 5.00%, 07/01/26, (NATL-RE Insured)	4,000,000	4,030,720
Honolulu City & County GO, Series A, Callable 11/01/22 at 100, 5.00%, 11/01/26	1,000,000	1,195,400
Honolulu City & County GO, Series A, Callable 07/01/15 at 100, 5.00%, 07/01/28, (NATL-RE Insured)	1,275,000	1,284,792
Honolulu City & County GO, Series A, Callable 07/01/15 at 100, 5.00%, 07/01/29, (NATL-RE Insured)	1,000,000	1,007,680
Honolulu City & County GO, Series A, Callable 11/01/22 at 100, 5.00%, 11/01/32	1,865,000	2,145,888
Honolulu City & County GO, Series A, Callable 10/01/25 at 100, 5.00%, 10/01/35	3,000,000	3,489,060

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series A, Callable 11/01/22 at 100, 4.00%, 11/01/37	1,000,000	1,030,030
Honolulu City & County GO, Series A, Callable 10/01/25 at 100, 5.00%, 10/01/39	1,000,000	1,154,380
Honolulu City & County GO, Series A, Prefunded, 5.00%, 04/01/18	4,790,000	5,340,227
Honolulu City & County GO, Series A, Refunding, Callable 11/01/22 at 100, 4.00%, 11/01/36	2,000,000	2,062,700
Honolulu City & County GO, Series D, Callable 07/01/15 at 100, 5.00%, 07/01/20, (NATL-RE Insured)	2,000,000	2,015,360
Honolulu City & County GO, Series D, Callable 09/01/19 at 100, 4.00%, 09/01/21	250,000	273,640
Honolulu City & County GO, Series F, Callable 07/01/15 at 100, 5.00%, 07/01/22, (NATL-RE, FGIC Insured)	4,165,000	4,196,987
Honolulu City & County GO, Unrefunded, Series A, 5.00%, 04/01/18	210,000	233,995

The accompanying notes are an integral part of the financial statements.

17

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2015

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Waste Water System Revenue, 1st Bond Resolution, Series A, Callable 07/01/17 at 100, 5.00%, 07/01/31, (NATL-RE Insured)	3,500,000	3,777,445
Honolulu City & County Waste Water System Revenue, Series B-1, Callable 07/01/16 at 100, 5.00%, 07/01/32, (NATL-RE Insured)	4,015,000	4,203,785
Honolulu City & County, GO, Series B, Callable 12/01/20 at 100, 5.00%, 12/01/25	2,000,000	2,371,660
Maui County GO, 5.00%, 06/01/20	3,075,000	3,587,264
Maui County GO, Callable 06/01/23 at 100, 3.00%, 06/01/27	540,000	543,467
Maui County GO, Series B, 4.00%, 06/01/16	1,000,000	1,039,580
University of Hawaii Revenue, Series A-2, 4.00%, 10/01/19	1,170,000	1,296,875
University of Hawaii Revenue, Series B-2, 5.00%, 10/01/18	1,310,000	1,471,877
University of Hawaii System Revenue, Series A, Callable 07/15/16 at 100, 5.00%, 07/15/24, (AGM-CR, MBIA Insured)	470,000	494,572

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
University of Hawaii System Revenue, Series A, Callable 10/01/19 at 100, 5.25%, 10/01/34	1,000,000	1,143,190
		169,935,013
Illinois — 2.0%
Illinois Municipal Electric Agency Power Supply Revenue, Series C, 5.25%, 02/01/21, (NATL-RE, FGIC Insured)	3,665,000	4,309,820
Massachusetts — 1.4%
Massachusetts State Department of Transportation, Metropolitan Highway System Revenue, Contract Assistance, Series B, Callable 01/01/20 at 100, 5.00%, 01/01/23	2,500,000	2,879,825
New Jersey — 0.2%
Passaic Valley Sewage Commissioner System Revenue Refunding, Series G, 5.75%, 12/01/21	300,000	352,782
Ohio — 0.6%
Ohio State, Infrastructure Improvement GO, Series A, 5.00%, 08/01/21	1,000,000	1,197,810

The accompanying notes are an integral part of the financial statements.

18

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2015

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Texas — 3.3%
Galveston County GO, CAB, Series RD, 0.00%, 02/01/24, (NATL-RE, FGIC Insured)	2,630,000	2,059,106
Houston Water and Sewer System Revenue, Unrefunded Balance CAB, Junior Series A, 0.00%, 12/01/27, (AGM Insured)	2,000,000	1,373,740
San Antonio Electric & Gas Revenue, Series A, 5.00%, 02/01/18	2,000,000	2,221,320
Texas State Tranportation Commission Mobility Fund GO, 5.00%, 10/01/27	1,000,000	1,193,180
		6,847,346
Washington — 2.5%
King County School District No. 403 Renton GO, Callable 12/01/16 at 100, 5.00%, 12/01/24, (NATL-RE, FGIC Insured, School Bond Guarantee)	3,000,000	3,212,610
Port of Seattle Revenue, Callable 02/01/16 at 100, 5.00%, 02/01/25, (XLCA Insured)	2,000,000	2,064,460
		5,277,070
TOTAL MUNICIPAL BONDS (Cost $194,593,710)		204,758,256

	Shares	Value ($)

REGISTERED INVESTMENT COMPANY — 1.3%
Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.00%(a)	2,801,905	2,801,905
TOTAL REGISTERED INVESTMENT COMPANY (Cost $2,801,905)		2,801,905

TOTAL INVESTMENTS - 98.2% (Cost $197,395,615)		207,560,161
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.8%		3,728,754

NET ASSETS - 100.0%		$211,288,915

(a)	Rate periodically changes. Rate disclosed is the daily yield on April 30, 2015.

The accompanying notes are an integral part of the financial statements.

19

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Concluded)

April 30, 2015

AGM	Assured Guaranty Municipal Corp.
AGM-CR	Assured Guaranty Municipal Corp. Custodial Receipts
AMBAC	American Municipal Bond Assurance Corp.
AMT	Subject to Alternative Minimum Tax
BAM	Build America Mutual
BNYM	Bank of New York Mellon
CAB	Capital Appreciation Bond
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
IBC	Insurance Bond Certificate
MBIA	Municipal Bond Investors Assurance
NATL-RE	National Reinsurance Corp.
XLCA	XL Capital Assurance

The accompanying notes are an integral part of the financial statements.

20

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments

April 30, 2015

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — 96.5%
Alaska — 0.4%
Alaska State GO, Series A, 5.00%, 08/01/18	500,000	563,575
Arizona — 1.6%
Maricopa County Elementary School District No 6 Washington, Series A, 5.38%, 07/01/15, (AGM Insured)	1,000,000	1,008,530
Mesa City, Utility Systems Revenue, ETM, 5.25%, 07/01/16, (NATL-RE, FGIC Insured)	1,000,000	1,057,050
		2,065,580
Colorado — 0.4%
Boulder County Sales and Use Tax Revenue, Open Space, 5.00%, 12/15/18, (MAC Insured)	500,000	561,845
Connecticut — 1.3%
State of Connecticut Special Tax Revenue, 5.00%, 11/01/18	1,000,000	1,128,360
State of Connecticut Special Tax Revenue, Series B, 5.00%, 12/01/18	500,000	565,300
		1,693,660
Florida — 0.6%
JEA Electric System Revenue, Sub-Series A, 5.00%, 10/01/18	650,000	734,266

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Georgia — 0.8%
Georgia State GO, Series I, 5.00%, 11/01/17	1,000,000	1,105,390
Guam — 1.0%
Guam Economic Development & Commerce Authority, CAB, Series B, ETM, 5.40%, 05/15/15	1,350,000	1,351,890
Hawaii — 65.3%
County of Kauai GO, Series A, 2.25%, 08/01/17	150,000	154,850
County of Kauai GO, Series A, 3.00%, 08/01/20	295,000	316,131
County of Kauai GO, Series A, 2.00%, 08/01/16	500,000	510,065
Hawaii County GO, Series A, 4.00%, 03/01/16	400,000	412,448
Hawaii County GO, Series A, 5.25%, 07/15/17	1,155,000	1,267,104
Hawaii County GO, Series A, Callable 07/15/18 at 100, 5.00%, 07/15/21	120,000	134,287
Hawaii County GO, Series B, 4.00%, 09/01/15	500,000	506,215
Hawaii County GO, Series B, 5.00%, 07/15/16, (AMBAC Insured)	1,215,000	1,282,432

The accompanying notes are an integral part of the financial statements.

21

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2015

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii County GO, Series B, 5.00%, 09/01/16	1,000,000	1,060,600
Hawaii County GO, Series B, 5.00%, 09/01/17	1,000,000	1,094,970
Hawaii State Airports System Revenue, AMT, 4.00%, 07/01/15	515,000	518,070
Hawaii State Airports System Revenue, Refunding, AMT, 5.00%, 07/01/21	2,000,000	2,348,360
Hawaii State Airports System Revenue, Series A, 5.25%, 07/01/20	1,320,000	1,570,444
Hawaii State Airports System Revenue, Series B, AMT, 4.00%, 07/01/15	1,000,000	1,005,960
Hawaii State Department of Budget & Finance, Series A, Queens Health System, 3.00%, 07/01/17	2,000,000	2,097,780
Hawaii State Department of Budget & Finance, Series A, Queens Health System, 4.00%, 07/01/18	600,000	653,616

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Department of Budget & Finance, Series A, Queens Health System, 4.00%, 07/01/19	400,000	441,156
Hawaii State Department of Hawaiian Home Lands, Kapolei Office, Series A, 3.75%, 11/01/15	500,000	508,050
Hawaii State Department of Transportation, AMT, 4.00%, 08/01/18	600,000	649,218
Hawaii State GO, Refunding Series DR, 4.00%, 06/01/16	500,000	519,735
Hawaii State GO, Refunding Series DT, 4.00%, 11/01/15	500,000	509,405
Hawaii State GO, Refunding Series DY, 4.00%, 02/01/16	745,000	765,950
Hawaii State GO, Refunding, Series EF, 5.00%, 11/01/17	750,000	827,272
Hawaii State GO, Refunding, Series EF, 5.00%, 11/01/18	500,000	566,380
Hawaii State GO, Refunding, Series EJ, 5.00%, 08/01/15	2,000,000	2,023,260
Hawaii State GO, Refunding, Series EK, 5.00%, 08/01/16	2,000,000	2,114,340

The accompanying notes are an integral part of the financial statements.

22

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2015

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Refunding, Series EL, 3.00%, 08/01/17	1,000,000	1,050,310
Hawaii State GO, Refunding, Series EP, 5.00%, 08/01/19	500,000	576,940
Hawaii State GO, Refunding, Series EP, 5.00%, 08/01/20	500,000	588,670
Hawaii State GO, Refunding, Series EP, 5.00%, 08/01/21	1,000,000	1,195,190
Hawaii State GO, Refunding, Series EP, 5.00%, 08/01/22	1,000,000	1,211,720
Hawaii State GO, Series DG, Callable 07/01/15 at 100, 5.00%, 07/01/16, (AMBAC Insured)	2,075,000	2,090,770
Hawaii State GO, Series DN, 5.00%, 08/01/15	660,000	667,676
Hawaii State GO, Series DQ, 5.00%, 06/01/17	375,000	408,356
Hawaii State GO, Series DT, 5.00%, 11/01/17	200,000	220,606
Hawaii State GO, Series EA, 4.00%, 12/01/20	1,000,000	1,132,010
Hawaii State GO, Series EE, 4.00%, 11/01/22	1,020,000	1,168,859

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series EH, Callable 08/01/23 at 100, 5.00%, 08/01/24	1,000,000	1,209,070
Hawaii State Harbor System Revenue, AMT, Series B, 5.00%, 07/01/15, (AGM Insured)	2,710,000	2,730,434
Hawaii State Harbor System Revenue, Series A, 4.00%, 07/01/16	500,000	520,020
Hawaii State Highway Revenue, 5.50%, 07/01/18	1,000,000	1,138,420
Hawaii State Highway Revenue, Series A, 3.00%, 01/01/16	2,000,000	2,036,940
Hawaii State Highway Revenue, Series A, 4.00%, 01/01/17	325,000	343,506
Hawaii State Highway Revenue, Series A, 3.00%, 01/01/17	2,000,000	2,080,980
Hawaii State Highway Revenue, Series A, 4.00%, 01/01/18	995,000	1,073,565
Hawaii State Highway Revenue, Series A, 5.00%, 01/01/20	500,000	580,600
Hawaii State Highway Revenue, Series A, 5.00%, 01/01/21	1,000,000	1,183,720

The accompanying notes are an integral part of the financial statements.

23

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2015

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Highway Revenue, Series A, 4.00%, 01/01/21	1,000,000	1,129,840
Hawaii State Highway Revenue, Series A, Callable 07/01/15 at 100, 5.00%, 07/01/22, (AGM Insured)	1,565,000	1,576,894
Hawaii State Highway Revenue, Series B, 5.25%, 07/01/18, (AGM Insured)	500,000	564,505
Hawaii State Housing Finance & Development Corp., Multifamily Housing Kuhio Park Terrace, Series A, 2.00%, 10/01/15, (FHLMC Insured)	150,000	150,604
Hawaii State Housing Finance & Development Corp., Series A, 2.35%, 07/01/17, (GNMA/FNMA Insured)	555,000	569,253
Hawaii State Housing Finance & Development Corp., Series A, 2.70%, 07/01/18, (GNMA/FNMA Insured)	565,000	587,058
Honolulu City & County Board of Water Supply System Revenue, AMT, Series B, Callable 7/01/16 at 100, 5.25%, 07/01/21, (NATL-RE Insured)	1,335,000	1,407,971

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Board of Water Supply System Revenue, Series A, 3.00%, 07/01/15	500,000	502,315
Honolulu City & County Board of Water Supply System Revenue, Series A, 5.00%, 07/01/20	320,000	375,360
Honolulu City & County Board of Water Supply System Revenue, Series A, 5.00%, 07/01/22	650,000	782,756
Honolulu City & County Board of Water Supply System Revenue, Series A, 5.00%, 07/01/23	500,000	608,570
Honolulu City & County Board of Water Supply System Revenue, Series A, Unrefunded Portion, Callable 07/01/16 at 100, 4.50%, 07/01/22, (NATL-RE Insured)	1,070,000	1,121,799
Honolulu City & County GO, Series A, 5.00%, 10/01/16	1,000,000	1,064,110
Honolulu City & County GO, Series A, 5.00%, 10/01/17	1,000,000	1,102,140
Honolulu City & County GO, Series A, 5.00%, 10/01/18	1,000,000	1,130,720

The accompanying notes are an integral part of the financial statements.

24

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2015

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series A, 5.00%, 11/01/18	1,500,000	1,698,585
Honolulu City & County GO, Series A, 3.00%, 11/01/18	750,000	798,112
Honolulu City & County GO, Series A, 5.00%, 10/01/19	1,000,000	1,156,060
Honolulu City & County GO, Series A, Prerefunded 07/01/15 at 100, 5.00%, 07/01/25, (NATL-RE Insured)	1,625,000	1,637,480
Honolulu City & County GO, Series A, Callable 07/01/15 at 100, 5.00%, 07/01/29, (NATL-RE Insured)	1,000,000	1,007,680
Honolulu City & County GO, Series A, Prefunded, 4.00%, 08/01/16	245,000	256,201
Honolulu City & County GO, Series A, Prefunded, 5.00%, 04/01/18	175,000	195,102
Honolulu City & County GO, Series B, 5.00%, 07/01/16, (NATL-RE Insured)	750,000	755,700
Honolulu City & County GO, Series B, 5.00%, 08/01/16	625,000	660,812

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series B, Prerefunded 07/01/15 at 100, 5.00%, 07/01/18, (NATL-RE Insured)	1,050,000	1,058,064
Honolulu City & County GO, Series B, 5.00%, 08/01/19	1,000,000	1,152,990
Honolulu City & County GO, Series B, 5.00%, 11/01/20	500,000	590,145
Honolulu City & County GO, Series B, 5.00%, 11/01/21	955,000	1,143,956
Honolulu City & County GO, Series C, Callable 07/01/15 at 100, 5.00%, 07/01/16, (NATL-RE Insured)	200,000	201,520
Honolulu City & County GO, Series D, Prerefunded 07/01/15 at 100, 5.00%, 07/01/23, (NATL-RE Insured)	375,000	377,880
Honolulu City & County GO, Series D, Callable 09/01/19 at 100, 5.25%, 09/01/23	1,000,000	1,167,770
Honolulu City & County GO, Series E, 5.25%, 07/01/15, (NATL-RE Insured)	500,000	504,170

The accompanying notes are an integral part of the financial statements.

25

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2015

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series F, Callable 07/01/15 at 100, 5.25%, 07/01/17, (NATL-RE, FGIC Insured)	535,000	539,318
Honolulu City & County GO, Unrefunded, Series A, 4.00%, 08/01/16	255,000	266,462
Honolulu City & County GO, Unrefunded, Series A, 5.00%, 04/01/18	25,000	27,856
Honolulu City & County Wastewater System Revenue, 5.00%, 07/01/18	1,150,000	1,286,804
Honolulu City & County Wastewater System Revenue, 4.00%, 07/01/19	480,000	531,230
Honolulu City & County Wastewater System Revenue, 1st Bond Resolution, Senior Sub-Series A, 4.00%, 07/01/16	905,000	943,164
Honolulu City & County Wastewater System Revenue, 1st Bond Resolution, Series-B, 4.25%, 07/01/17, (NATL-RE Insured)	150,000	161,103

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Wastewater System Revenue, Senior 1st Bond Resolution, Series B, 5.00%, 07/01/20	500,000	585,960
Honolulu City & County Wastewater System Revenue, Senior 1st Bond Resolution, Series B, 4.00%, 07/01/21	500,000	567,560
Honolulu City & County Wastewater System Revenue, Senior Series A, 5.00%, 07/01/19	1,000,000	1,153,130
Honolulu City & County Wastewater System Revenue, Senior Series A, 3.25%, 07/01/20	1,320,000	1,434,180
Honolulu City & County Wastewater System Revenue, Senior Series A, 4.00%, 07/01/21	1,005,000	1,141,419
Honolulu City & County Wastewater System Revenue, Series A, Prerefunded 07/01/15 at 100, 5.00%, 07/01/16, (NATL-RE Insured)	555,000	559,218
Maui County GO, 4.00%, 06/01/16	500,000	519,790

The accompanying notes are an integral part of the financial statements.

26

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2015

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Maui County GO, 5.00%, 06/01/18	300,000	335,634
Maui County GO, 5.00%, 06/01/20	530,000	618,293
Maui County GO, Series A, 3.50%, 07/01/15	200,000	201,100
Maui County GO, Series B, 5.00%, 06/01/18	250,000	279,695
Maui County GO, Unrefunded Portion, Callable 03/01/15 at 100, 5.00%, 03/01/17, (NATL-RE Insured)	410,000	411,332
University of Hawaii Revenue, Series A, 4.00%, 10/01/16	625,000	656,231
University of Hawaii Revenue, Series A, 2.00%, 10/01/18	230,000	231,587
		86,553,648
Idaho — 0.8%
Madison County School District No 321 Rexburg GO, Refunding, Series A, 4.00%, 08/15/18, (ID SLSTAX GTY Insured)	1,000,000	1,092,330
Illinois — 0.2%
Winnebago County School District No 122 Harlem-Loves Park GO, ETM, 0.00%, 01/01/16, (AGM Insured)	215,000	214,579

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Indiana — 0.7%
Indiana Finance Authority Revenue Refunding Facilities, Prerefunded 07/01/18 at 100, 5.00%, 07/01/20	865,000	971,914
Iowa — 0.4%
University of Iowa Facilities Corp. Revenue, Medical Education & Biomed Research Facility, 3.75%, 06/01/18	435,000	469,043
Kansas — 1.2%
City of Wichita GO, Series E, 4.00%, 10/01/17	1,460,000	1,574,362
Maryland — 1.3%
Maryland State GO, Series C, 5.00%, 11/01/18	1,500,000	1,703,010
Massachusetts — 0.8%
Commonwealth of Massachusetts GO, Series C, Prerefunded 08/01/17 at 100, 5.25%, 08/01/22, (AGM Insured)	1,000,000	1,101,360
Michigan — 1.9%
Garden City Hospital Finance Authority, Callable 08/15/2017 at 100, 5.00%, 08/15/38	2,000,000	2,190,160

The accompanying notes are an integral part of the financial statements.

27

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2015

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Michigan — (Continued)
Michigan Municipal Bond Authority Revenue, Clean Water Revolving Fund, Callable 10/01/16 at 100, 5.00%, 10/01/18	365,000	388,721
		2,578,881
Missouri — 0.8%
Kansas City Special Obligation Refunding & Improvement Revenue, Series B, 5.00%, 08/01/18	450,000	500,661
St Charles County School District No R-IV Wentzville GO, Refunding, 4.00%, 03/01/19, (ST AID DIR DEP)	500,000	552,145
		1,052,806
Nevada — 2.0%
Clark County GO, Refunding Infrastructure Improvement, Series B, 4.00%, 07/01/18	585,000	636,328
Nevada System of Higher Education, Series B, Prerefunded 01/01/16 at 100, 5.00%, 07/01/26, (AMBAC Insured)	1,900,000	1,959,071
		2,595,399

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
New York — 0.4%
New York City GO, Series J, 5.00%, 08/01/18	470,000	527,039
Ohio — 0.4%
Reynoldsburg City Capital Facilities GO, Prerefunded 12/01/15 at 100, 4.00%, 12/01/20, (AMBAC Insured)	550,000	562,012
Oklahoma — 1.4%
Cleveland County Educational Facilities Authority Revenue, 5.00%, 07/01/17	500,000	543,435
Cleveland County Educational Facilities Authority Revenue, 5.00%, 07/01/18	500,000	557,170
Oklahoma Development Finance Authority Health Refunding, INTEGRIS Baptist Medical Center, Series C, 5.00%, 08/15/16	455,000	482,250
Oklahoma Water Resources Board Loan Revenue, Series A, 5.00%, 10/01/20	200,000	235,644
		1,818,499

The accompanying notes are an integral part of the financial statements.

28

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2015

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Oregon — 1.0%
Oregon State GO, University System Revenue, Series A, 5.00%, 08/01/16	100,000	105,769
Portland City, Water System Revenue, First Lien, Series A, 5.00%, 05/01/18	460,000	516,221
State of Oregon, 5.00%, 08/01/35	625,000	632,300
		1,254,290
Texas — 6.4%
Bexar County GO, Edgewood Independent School District, 4.00%, 08/15/21, (PSF-GTD Insured)	450,000	509,364
Carrollton City Improvement Revenue GO, 3.00%, 08/15/23	870,000	929,195
Dallas Independent School District GO, Refunding Series A, 4.00%, 08/15/16, (PSF-GTD Insured)	1,000,000	1,045,830
Dallas Independent School District GO, Refunding Series A, 5.00%, 08/15/19, (PSF-GTD Insured)	1,000,000	1,153,000
Harris County GO, Refunding Road, Series A, 5.00%, 10/01/20	1,000,000	1,185,630

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Texas — (Continued)
La Joya Independent School District GO, School Building, Prerefunded 02/15/18 at 100, 5.00%, 02/15/34, (PSF-GTD Insured)	590,000	655,691
Texas State GO, Unrefunded Portion Transportation Commission, 5.00%, 04/01/17	905,000	980,694
University of Texas, Finance System Revenue, Series B, Prerefunded 08/15/16 at 100, 5.00%, 08/15/21	500,000	529,945
University of Texas, Refunding Finance System Revenue, Series B, 5.00%, 08/15/15	400,000	405,396
Ysleta Independent School District GO, Refunding, 4.00%, 08/15/19, (PSF-GTD Insured)	1,000,000	1,111,540
		8,506,285
Utah — 0.8%
Utah State Board of Regents, Student Loan Series EE-2, 5.00%, 11/01/17, (GTD STD LNS Insured)	1,000,000	1,105,810

The accompanying notes are an integral part of the financial statements.

29

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2015

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Virginia — 0.8%
Virginia Public School Authority Revenue, Series II, 5.00%, 04/15/17	1,000,000	1,085,130
Washington — 2.3%
County of King GO, Callable 12/01/22 at 100, 5.00%, 06/01/23	1,000,000	1,205,920
Klickitat County Public Utility District No 1 Revenue, Series B, Callable 12/01/16 at 100, 5.25%, 12/01/19, (NATL Insured)	1,500,000	1,608,735
Snohomish County School District GO, Callable 12/01/16 at 100, 5.00%, 12/01/17, (NATL SCH BN GTY Insured)	200,000	214,174
		3,028,829
Wisconsin — 1.5%
Milwaukee City GO, Promissory & Corporate Notes, Series N2, 5.00%, 05/01/20	400,000	467,052
Waukesha City GO, Series A, Unrefunded Balance, Callable 10/01/15 at 100, 5.00%, 10/01/16, (AGM Insured)	340,000	340,785

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Wisconsin — (Continued)
Wisconsin State GO, Series 3, 5.00%, 11/01/22	1,000,000	1,215,440
		2,023,277
TOTAL MUNICIPAL BONDS (Cost $126,860,137)		127,894,709

	Shares

REGISTERED INVESTMENT COMPANY — 2.4%
Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.00%(a)	3,093,603	3,093,603

TOTAL REGISTERED INVESTMENT COMPANY (Cost $3,093,603)		3,093,603

TOTAL INVESTMENTS - 98.9% (Cost $129,953,740)		130,988,312
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.1%		1,505,934

NET ASSETS - 100.0%		$132,494,246

(a)	Floating or variable rate security. Rate disclosed is as of April 30, 2015.

The accompanying notes are an integral part of the financial statements.

30

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Concluded)

April 30, 2015

AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond
Assurance Corp.
AMT	Subject to Alternative Minimum Tax
CAB	Capital Appreciation Bond
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GTD STD LNS	Guaranteed Student Loans
ID SLSTAX GTY	Idaho Sales Tax Guaranty
MAC	Municipal Assurance Corp
NATL	National
NATL-RE	National Reinsurance Corp.
NATL SCH BN GTY	National School Board Guarantee
PSF-GTD	Permanent School Fund Guaranteed
ST AID DIR DEP	State Aid Direct Deposit

The accompanying notes are an integral part of the financial statements.

31

PACIFIC CAPITAL FUNDS

Statements of Assets and Liabilities

April 30, 2015

	Pacific Capital Tax-Free Securities Fund	Pacific Capital Tax-Free Short Intermediate Securities Fund
Assets
Investments, at value (Cost $197,395,615 and $129,953,740, respectively)	$207,560,161	$130,988,312
Receivable for capital shares sold	1,286,334	648,721
Dividends and interest receivable	2,916,261	1,665,574
Prepaid expenses and other assets	923	1,845

Total assets	211,763,679	133,304,452

Liabilities
Payable for capital shares redeemed	326,168	747,152
Payable for distributions to shareholders	56,236	11,176
Payable for administration and accounting fees	18,502	8,493
Payable for custodian fees	12,522	11,537
Payable for transfer agent fees	4,458	4,234
Accrued expenses	56,878	27,614

Total liabilities	474,764	810,206

Net Assets	$211,288,915	$132,494,246

Net Assets Consist of:
Capital stock, $0.01 par value	$206,375	$130,051
Paid-in capital	202,661,725	131,547,422
Undistributed net investment income	—	49
Accumulated net realized loss from investments	(1,743,731)	(217,848)
Net unrealized appreciation on investments	10,164,546	1,034,572

Net Assets	$211,288,915	$132,494,246

Class Y:
Outstanding shares	20,637,519	13,005,054
Net asset value, offering and redemption price per share	$ 10.24	$ 10.19

The accompanying notes are an integral part of the financial statements.

32

PACIFIC CAPITAL FUNDS

Statements of Operations

For the Year Ended April 30, 2015

	Pacific Capital Tax-Free Securities Fund	Pacific Capital Tax-Free Short Intermediate Securities Fund
Investment Income
Interest	$7,018,828	$1,566,515
Dividends	160	88

Total investment income	7,018,988	1,566,603

Expenses
Advisory fees (Note 2)	420,872	270,297
Administration and accounting fees (Note 2)	78,283	54,592
Legal fees	32,263	18,504
Trustees’ and officers’ fees (Note 2)	26,949	15,752
Audit fees	26,143	25,188
Transfer agent fees (Note 2)	24,275	23,932
Printing and shareholder reporting fees	21,831	9,888
Custodian fees (Note 2)	18,047	17,316
Registration and filing fees	3,010	6,198
Other expenses	27,316	9,687

Total expenses before waivers and reimbursements	678,989	451,354

Less: waivers and reimbursements (Note 2)	(420,872)	(270,297)

Net expenses after waivers and reimbursements	258,117	181,057

Net investment income	6,760,871	1,385,546

Net realized and unrealized gain/(loss) from investments:
Net realized loss from investments	(65,824)	(23,541)
Net change in unrealized appreciation/(depreciation) on investments	1,348,966	285,828

Net realized and unrealized gain on investments	1,283,142	262,287

Net increase in net assets resulting from operations	$8,044,013	$1,647,833

The accompanying notes are an integral part of the financial statements.

33

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Statements of Changes in Net Assets

	Year Ended April 30, 2015	Year Ended April 30, 2014
Increase/(decrease) in net assets from operations:
Net investment income	$6,760,871	$8,547,539
Net realized loss from investments	(65,824)	(1,020,304)
Net change in unrealized appreciation/(depreciation) on investments	1,348,966	(10,425,333)

Net increase/(decrease) in net assets resulting from operations	8,044,013	(2,898,098)

Less Dividends and Distributions to Shareholders from:
Net investment income	(6,760,871)	(8,547,539)

Net decrease in net assets from dividends and distributions to shareholders	(6,760,871)	(8,547,539)

Decrease in Net Assets Derived from Capital Share Transactions (Note 4)	(8,765,366)	(73,407,685)

Total decrease in net assets	(7,482,224)	(84,853,322)

Net assets
Beginning of year	218,771,139	303,624,461

End of year	$211,288,915	$218,771,139

Undistributed net investment income, end of year	$—	$—

The accompanying notes are an integral part of the financial statements.

34

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Statements of Changes in Net Assets

	Year Ended April 30, 2015	Year Ended April 30, 2014
Increase/(decrease) in net assets from operations:
Net investment income	$1,385,546	$929,434
Net realized loss from investments	(23,541)	(37,069)
Net change in unrealized appreciation/(depreciation) on investments	285,828	(417,183)

Net increase in net assets resulting from operations	1,647,833	475,182

Less Dividends and Distributions to Shareholders from:
Net investment income	(1,385,546)	(929,434)

Net decrease in net assets from dividends and distributions to shareholders	(1,385,546)	(929,434)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	23,560,620	46,562,063

Total increase in net assets	23,822,907	46,107,811

Net assets
Beginning of year	108,671,339	62,563,528

End of year	$132,494,246	$108,671,339

Undistributed net investment income, end of year	$49	$49

The accompanying notes are an integral part of the financial statements.

35

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Financial Highlights

Contained below is per share operating performance data for Class Y Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

Class Y	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Nine Months Ended April 30, 2011†		For the Year Ended July 31, 2010
Per Share Operating Performance
Net asset value, beginning of period	$10.18	$10.51	$10.41	$9.92	$10.16		$9.97

Net investment income	0.33	0.33	0.34	0.38	0.34		0.37
Net realized and unrealized gain/(loss) from investments	0.06	(0.33)	0.11	0.49	(0.25)		0.20

Net increase in net assets resulting from operations	0.39	—	0.45	0.87	0.09		0.57

Dividends and distributions to shareholders from:
Net investment income	(0.33)	(0.33)	(0.35)	(0.38)	(0.33)		(0.38)

Net asset value, end of period	$10.24	$10.18	$10.51	$10.41	$9.92		$10.16

Total investment return(a)	3.87%	0.11%	4.40%	8.92%	0.89	%(b)	5.77%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$211,289	$218,771	$303,624	$251,290	$209,482		$270,644
Ratio of expenses to average net assets	0.12%	0.11%	0.10%	0.15%	0.13	%*	0.71%
Ratio of expenses to average net assets without waivers and expense reimbursements(c)	0.32%	0.31%	0.30%	0.35%	0.33	%*	0.87%
Ratio of net investment income to average net assets	3.21%	3.30%	3.28%	3.71%	4.49	%(b)*	3.80%
Portfolio turnover rate	16.60%	5.35%	14.78%	29.36%	12.26	%**	12.10%

†	The Fund changed its fiscal year end to April 30.
**	Not Annualized.
(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(b)	During the period, the Fund received a distribution from a ‘fair fund’ established by the Securities and Exchange Commission in connection with a consent order against BISYS Fund Services, Inc. Had this settlement not occurred, the ratio of net investment income to average net assets and total investment return for the Fund would have been 4.08% and 0.59%, respectively.
(c)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
*	Annualized.

The accompanying notes are an integral part of the financial statements.

36

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Financial Highlights

Contained below is per share operating performance data for Class Y Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

Class Y	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Nine Months Ended April 30, 2011†		For the Year Ended July 31, 2010
Per Share Operating Performance
Net asset value, beginning of period	$10.17	$10.30	$10.33	$10.28	$10.39		$10.32

Net investment income	0.10	0.12	0.17	0.19	0.16		0.15
Net realized and unrealized gain/(loss) from investments	0.02	(0.13)	(0.03)	0.05	(0.11)		0.06

Net increase/(decrease) in net assets resulting from operations	0.12	(0.01)	0.14	0.24	0.05		0.21

Dividends and distributions to shareholders from:
Net investment income	(0.10)	(0.12)	(0.17)	(0.19)	(0.16)		(0.14)

Net asset value, end of period	$10.19	$10.17	$10.30	$10.33	$10.28		$10.39

Total investment return(a)	1.23%	(0.09)%	1.39%	2.37%	0.45	%(b)	2.10%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$132,494	$108,671	$62,564	$52,442	$57,831		$68,291
Ratio of expenses to average net assets	0.13%	0.19%	0.25%	0.30%	0.30	%*	0.77%
Ratio of expenses to average net assets without waivers and expense reimbursements(c)	0.33%	0.39%	0.45%	0.50%	0.50	%*	0.88%
Ratio of net investment income to average net assets	1.02%	1.15%	1.62%	1.86%	2.06	%(b)*	1.46%
Portfolio turnover rate	24.07%	26.98%	23.97%	40.55%	13.20	%**	22.81%

†	The Fund changed its fiscal year end to April 30.
**	Not Annualized.
(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(b)	During the period, the Fund received a distribution from a ‘fair fund’ established by the Securities and Exchange Commission in connection with a consent order against BISYS Fund Services, Inc. Had this settlement not occurred, the ratio of net investment income to average net assets and total investment return for the Fund would have been 1.86% and 0.35%, respectively.
(c)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
*	Annualized.

The accompanying notes are an integral part of the financial statements.

37

PACIFIC CAPITAL FUNDS

Notes to Financial Statements

April 30, 2015

1. Organization and Significant Accounting Policies

The Pacific Capital Tax-Free Securities Fund and Pacific Capital Tax-Free Short Intermediate Securities Fund (each a “Fund” and together the “Funds”) are non-diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Funds are each authorized to issue and offer Class Y shares.

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by each Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of such investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

38

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•	Level 1 —	quoted prices in active markets for identical securities;

•	Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 —	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The fair value of a Fund’s bonds are generally based on quotes received from brokers of independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2015, in valuing the Funds’ investments carried at fair value:

Funds	Total Value at 04/30/15	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Capital Tax-Free Securities Fund
Municipal Bonds	$204,758,256	$—	$204,758,256	$—
Registered Investment Company	2,801,905	2,801,905	—	—

Total	$207,560,161	$2,801,905	$204,758,256	$—

Pacific Capital Tax-Free Short Intermediate Securities Fund
Municipal Bonds	$127,894,709	$—	$127,894,709	$—
Registered Investment Company	3,093,603	3,093,603	—	—

Total	$130,988,312	$3,093,603	$127,894,709	$—

39

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of a Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values a Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Funds to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Funds to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Funds have an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Funds have an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2015, there were no transfers between Levels 1, 2 and 3.

Use of Estimates — The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends

40

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

are recorded on the ex-dividend date. General expenses of the Trust are generally allocated to each Fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by a Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to such Fund’s shareholders, which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, a Fund may enter into contracts that provide general indemnifications. A Fund’s maximum exposure under these arrangements is dependent on claims that may be made against it in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Investment advisory services are provided to the Funds by the Asset Management Group of Bank of Hawaii (the “Adviser”). Under terms of an advisory agreement, each Fund is charged an annual fee of 0.20% which is computed daily and paid monthly based upon average daily net assets. The Adviser has agreed to waive its entire advisory fee (the “Waiver”). The Waiver will remain in effect until August 31, 2015. The Waiver may not be terminated at any time prior to that date without the consent of the Board of Trustees of FundVantage Trust (the “Trust”).

Fee rates for the period May 1, 2014 through April 30, 2015, were as follows:

	Maximum Annual Advisory Fee	Net Annual Fees Paid After Contractual Waivers
Pacific Capital Tax-Free Securities Fund	0.20%	0.00%
Pacific Capital Tax-Free Short Intermediate Securities Fund	0.20%	0.00%

41

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing transfer agency services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Funds.

The Trustees of the Trust who are not officers or employees of an investment adviser, sub-adviser or other service provider to the Trust receive compensation in the form of an annual retainer and per meeting fees for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2015 was $14,462 for the Pacific Capital Tax-Free Securities Fund and $8,918 for the Pacific Capital Tax-Free Short Intermediate Securities Fund. Certain employees of BNY Mellon serve as Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2015, aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Pacific Capital Tax-Free Securities Fund	$34,111,121	$44,269,692
Pacific Capital Tax-Free Short Intermediate Securities Fund	57,375,589	31,077,388

4. Capital Share Transactions

For the year ended April 30, 2015, and the year ended April 30, 2014, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2015		For the Year Ended April 30, 2014
	Shares	Amount	Shares	Amount
Pacific Capital Tax-Free Securities Fund
Class Y
Sales	3,845,839	$39,529,904	3,626,911	$36,516,750
Reinvestments	9,416	97,044	9,936	99,595
Redemptions	(4,705,924)	(48,392,314)	(11,028,779)	(110,024,030)

Net decrease	(850,669)	$(8,765,366)	(7,391,932)	$(73,407,685)

Pacific Capital Tax-Free Short Intermediate Securities Fund
Class Y
Sales	4,995,737	$50,916,174	7,531,186	$76,188,154
Reinvestments	636	6,485	586	5,947
Redemptions	(2,681,690)	(27,362,039)	(2,914,462)	(29,632,038)

Net increase	2,314,683	$23,560,620	4,617,310	$46,562,063

42

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

5. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state, and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net assets components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. Net investment income, net realized gains and net assets were not affected by these adjustments. The following permanent difference as of April 30, 2015, attributable to an expired capital loss carryover, was reclassified among the following accounts:

	Increase/(Decrease) Undistributed Net Investment Income	Increase/(Decrease) Accumulated Net Realized Loss	Increase/(Decrease) Additional Paid-In Capital
Pacific Capital Tax-Free Short Intermediate Securities Fund	$—	$577,000	$(577,000)

The tax character of distributions paid during the year ended April 30, 2015, were as follows:

	Net Investment Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Pacific Capital Tax-Free Securities Fund	$30,761	$—	$30,761	$6,774,046	$6,804,807
Pacific Capital Tax-Free Short Intermediate Securities Fund	2,736	—	2,736	1,387,697	1,390,433

*	Distributions will not tie to Statement of Changes because distributions are recognized when actually paid for tax purposes.

43

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

The tax character of distributions paid during the year ended April 30, 2014, were as follows:

	Net Investment Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Pacific Capital Tax-Free Securities Fund	$84,496	$—	$84,496	$8,495,357	$8,579,853
Pacific Capital Tax-Free Short Intermediate Securities Fund	2,107	—	2,107	924,386	926,493

*	Distributions will not tie to Statement of Changes because distributions are recognized when actually paid for tax purposes.

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Tax-Exempt Income	Qualified Late-Year Losses	Distributions Payable	Capital Loss Carryforwards	Unrealized Appreciation	Total Accumulated Earnings
Pacific Capital Tax-Free Securities Fund	$56,236	$(98,854)	$(56,236)	$(1,644,877)	$10,164,546	$8,420,815

Pacific Capital Tax-Free Short Intermediate Securities Fund	11,225	(4,070)	(11,176)	(213,778)	1,034,572	816,773

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gain is reported as ordinary income for federal income tax purposes.

The cost for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation as of April 30, 2015 is as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Pacific Capital Tax-Free Securities Fund	$197,395,615	$10,418,263	$(253,717)	$10,164,546
Pacific Capital Tax-Free Short Intermediate Securities Fund	129,953,740	1,099,068	(64,496)	1,034,572

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i)

44

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2015, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2015. For the year ended April 30, 2015, the Funds deferred to May 1, 2015 the following losses:

	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral
Pacific Capital Tax-Free Securities Fund	$1,929	$96,925
Pacific Capital Tax-Free Short Intermediate Securities Fund	874	3,196

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2015 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

As of April 30, 2015, the Funds had pre-enactment net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Expires April 30,
	2016 ($)	2017 ($)	2018 ($)	2019 ($)
Pacific Capital Tax-Free Securities Fund	—	—	(237,475)	—
Pacific Capital Tax-Free Short Intermediate Securities Fund	(49,093)	(15,122)	(75,378)	(17,645)

45

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Concluded)

April 30, 2015

As of April 30, 2015, the Funds’ post-enactment capital loss carryforward which were short-term losses and long-term losses and had an unlimited period of capital loss carryover were as follows:

	Post-Enactment Unlimited Period of Net Capital Loss Carryforward
	Short-Term	Long-Term
Pacific Capital Tax Free Securities Fund	$(600,093)	$(807,309)
Pacific Capital Tax Free Short Intermediate Securities Fund	(55,315)	(1,225)

During the year ended April 30, 2015, the Pacific Capital Tax-Free Short Intermediate Securities Fund had a capital loss carryforward of $577,000 that expired.

6. Concentration of Credit Risk

The Funds primarily invest in debt obligations issued by the state of Hawaii and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Funds are more susceptible to factors adversely affecting issues of Hawaii municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent.

Debt Investment Risk — Debt investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates. There is a risk that an issuer of a Fund’s debt investments may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high-yield/high-risk bonds, e.g., bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or if unrated are of comparable quality as determined by the manager, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Debt investments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date that the financial statements were issued, and has determined that there were no following subsequent events requiring recognition or disclosure in the financial statements.

46

PACIFIC CAPITAL FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Pacific Capital Tax-Free Securities Fund and the

Pacific Capital Tax-Free Short Intermediate Securities Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Pacific Capital Tax-Free Securities Fund and the Pacific Capital Tax-Free Short Intermediate Securities Fund (the “Funds”) at April 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years then ended and the financial highlights for the year ended July 31, 2010, the period ended April 30, 2011 and for each of the four years presented in the period ended April 30, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 26, 2015

47

PACIFIC CAPITAL FUNDS

Shareholder Tax Information

(Unaudited)

The Funds are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise their shareholders of the U.S. federal tax status of distributions received by the Funds’ shareholders in respect of such fiscal year.

The tax character of distributions paid during the year ended April 30, 2015 were as follows:

	Net Investment Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Pacific Capital Tax-Free Securities Fund	$30,761	$—	$30,761	$6,774,046	$6,804,807
Pacific Capital Tax-Free Short Intermediate Securities Fund	2,736	—	2,736	1,387,697	1,390,433

*	Distributions will not tie to Statement of Changes because distributions are recognized when actually paid for tax purposes.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 100.00%.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2015. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2016.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

48

PACIFIC CAPITAL FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 678-6034 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Advisory Agreement

At an in-person meeting held on March 24-25, 2015 (the “Meeting”), the Board of Trustees (“Board” or “Trustees”) of FundVantage Trust (“Trust”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the advisory agreement between Asset Management Group of Bank of Hawaii (the “Adviser” or “AMG”) and the Trust on behalf of the Pacific Capital Tax-Free Securities Fund (“Pacific Capital TF Fund”) and the Pacific Capital Tax-Free Short Intermediate Securities Fund (“Pacific Capital TFSI Fund”) (together, the “Funds”) (the “Agreement”). In determining whether to continue the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) services performed for the Funds, (ii) the size and qualifications of their portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Funds, (iv) investment performance, (v) the capitalization and financial condition of AMG, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Funds and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on AMG’s ability to service the Funds, and (x) compliance with the Funds’ investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. The Trustees noted the reports and discussions with portfolio managers provided at Board meetings throughout the year covering matters such as the relative performance of the Funds; compliance with the investment objectives, policies, strategies and limitations for the Funds; the compliance of management personnel with the

49

PACIFIC CAPITAL FUNDS

Other Information

(Unaudited)

applicable code of ethics; and the adherence to fair value pricing procedures as established by the Board. The Trustees noted that each year, they receive a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreement. The Trustees noted that each year, they receive a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreement.

Representatives from AMG attended the Meeting telephonically and discussed AMG’s history, performance and investment strategy in connection with the proposed continuation of the Agreement and answered questions from the Board.

The Trustees considered the investment performance for the Funds and AMG. The Trustees reviewed the historical performance charts for the one year, three year, five year, ten year and since inception periods ended December 31, 2014, as applicable, for (i) the Funds; (ii) the Barclays Capital Hawaii Municipal Bond Index and Barclays Capital Hawaii 3-Year Municipal Bond Index, the benchmarks for the Pacific Capital TF Fund and Pacific Capital TFSI Fund, respectively; (iii) the Morningstar National Intermediate Municipal funds category, the Pacific Capital TF Fund’s applicable Morningstar peer group; and (iv) the Morningstar Municipal Short funds category, the Pacific Capital TFSI Fund’s applicable Morningstar peer group. The Trustees also reviewed the historical performance charts for the Funds as compared to the median of the Lipper “Other States” Intermediate Municipal Debt Funds category and the median of the Lipper “Other States” Short-Intermediate Municipal Debt Funds category, the Lipper peer groups for the Pacific Capital TF Fund and Pacific Capital TFSI Fund, respectively, for the year to date, one-year, two-year, three-year and since inception periods ended December 31, 2014, as applicable. The Trustees considered the short term and long term performance of the Funds, as applicable. The Trustees noted that they considered performance reports provided at Board meetings throughout the year. The Trustees took note of the various periods where each outperformed, underperformed or performed in line with its respective Lipper and Morningstar peer groups and benchmark. The Trustees discussed with AMG the reasons behind the performance results for each Fund. In the case of each Fund with performance that lagged a relevant peer group or benchmark for certain periods (but not necessarily all periods), the Trustees considered other factors that supported the continuation of the Agreement, including the following: (i) that the Adviser’s investment decisions, such as security selection and sector allocation, contributing to such underperformance were consistent with the Fund’s investment objective and policies and (ii) that shorter-term or longer-term performance, as applicable, was competitive when compared to the performance of relevant peer groups or benchmarks. Taking note of AMG’s discussion of (i) the various factors contributing to the Funds’ performance and (ii) its continuing commitment to the Funds’ current investment strategies, the Trustees concluded that the performance of each Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

The Adviser provided information regarding its advisory fees and an analysis of these fees in relation to the delivery of services to the Funds and any other ancillary benefit resulting from the Adviser’s relationship

50

PACIFIC CAPITAL FUNDS

Other Information

(Unaudited)

with the Funds. The Trustees considered the fees that the Adviser charges to other clients, and evaluated the explanations provided by AMG as to differences in fees charged to the Pacific Capital TF Fund as compared to the Hawaiian Tax-Free Trust. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Funds versus other similarly managed funds. The Trustees concluded that the advisory fees and services provided by the Adviser are consistent with those of other advisers and sub-advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Funds based on the information provided at the Meeting.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to the Funds:

Pacific Capital Tax-Free Securities Fund. With respect to advisory fees and expenses, the gross advisory fee and net total expense ratio for the Fund were lower than the median of the gross advisory fee and net total expense ratio of funds with a similar share class in the Lipper “Other States” Intermediate Municipal Debt Funds category with $500 million or less in assets. The Trustees also considered that the Adviser was currently voluntarily waiving its entire advisory fee with respect to the Fund. With respect to performance, the Fund outperformed the median of the Lipper “Other States” Intermediate Municipal Debt Funds category and the Morningstar National Intermediate Municipal funds average for the year to date, one year, two year and three-year periods ended December 31, 2014. With respect to the Fund’s benchmark, the Fund underperformed for the one-year, three-year, five-year and ten-year periods ended December 31, 2014. Based upon their review, the Trustees concluded that the Fund’s performance was satisfactory and that the advisory fee was reasonable in light of the high quality of services received by the Fund from AMG.

Pacific Capital Tax-Free Short Intermediate Securities Fund. With respect to advisory fees and expenses, the gross advisory fee and net total expense ratio for the Fund were lower than median of the gross advisory fee and net total expense ratio of funds with a similar share class in the Lipper “Other States” Short Intermediate Municipal Debt Funds category with $250 million or less in assets. The Trustees also considered that the Adviser was currently voluntarily waiving its entire advisory fee with respect to Fund. With respect to performance, the Fund underperformed the median of the Lipper “Other States” Short Intermediate Municipal Debt Funds category for the year-to-date, one-year, two-year and three-year periods ended December 31, 2014. The Fund outperformed the Morningstar Municipal Short funds average for the one-year period ended December 31, 2014, and underperformed for the three-year, five-year and ten-year periods. With respect to the Fund’s benchmark, the Fund outperformed for the one-year period ended December 31, 2014 and underperformed for the three-year, five-year and ten-year periods ended December 31, 2014. Based upon their review, the Trustees concluded that the Fund’s performance was satisfactory and that the advisory fee was reasonable in light of the high quality of services received by the Fund from AMG.

51

PACIFIC CAPITAL FUNDS

Other Information

(Unaudited)

The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of senior personnel. In evaluating the quality of services to be provided by the Adviser, the Board took into account its familiarity with the Adviser’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Adviser’s compliance policies and procedures and reports regarding the Adviser’s compliance operations from the Trust’s Chief Compliance Officer. The Board also considered any potential conflicts of interest that may arise in a portfolio manager’s management of the Funds’ investments on the one hand, and the investments of other accounts, on the other. The Trustees reviewed the services provided to the Funds by the Adviser and concluded that the nature, extent and quality of the services provided were appropriate and consistent with the terms of the Agreement, that the quality of the proposed services appeared to be consistent with industry norms and that the Funds are likely to benefit from the continued receipt of those services. They also concluded that the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract and retain qualified personnel.

The Trustees considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Funds, as well as the Adviser’s profitability. The Trustees were provided with a profitability analysis prepared by the Adviser with respect to the Funds and the most recent financial statements for Bank of Hawaii Corporation, the parent company of the Adviser, for the year ended December 31, 2014. The Trustees noted that the Adviser’s level of profitability is an appropriate factor to consider, and the Trustees should be satisfied that the Adviser’s profits are sufficient to continue as a healthy concern generally and as investment adviser of the Funds specifically. The Trustees concluded that the Adviser’s contractual advisory fee level was reasonable in relation to the nature and quality of the services provided, taking into account the current size and projected continued growth of the Funds during the renewal term.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Funds grow, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board noted that economies of scale may be achieved at higher asset levels for each Fund for the benefit of Fund shareholders, but that because such economies of scale did not yet exist and were not likely to exist in the near term, it was not appropriate to incorporate a mechanism for sharing the benefit of such economies with Fund shareholders in the advisory fee structure at this time.

In voting to approve the continuation of the Agreement, the Board considered all factors it deemed relevant and the information presented to the Board by the Adviser. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the continuation of the Agreement would be in the best interests of the Funds and their shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the continuation of the Agreement for an additional one year period.

52

PACIFIC CAPITAL FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 678-6034.

53

PACIFIC CAPITAL FUNDS

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for each Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 678-6034.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	38	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	38	None.

54

PACIFIC CAPITAL FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	38	None.
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	38	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

55

PACIFIC CAPITAL FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	38	None.

1Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

56

PACIFIC CAPITAL FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.	Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP Director of Regulatory Administration from 2010 to 2014.

57

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Investment Adviser

Asset Management Group of Bank of Hawaii

130 Merchant Street, Suite 370

Honolulu, HI 96813

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

of

FundVantage Trust

Pacific Capital Tax-Free Securities

Fund

Pacific Capital Tax-Free Short

Intermediate Securities Fund

ANNUAL REPORT

April 30, 2015

This report is submitted for the general information of the shareholders of the Pacific Capital Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Pacific Capital Funds.

PEMBERWICK FUND

Annual Investment Advisor’s Report

April 30, 2015

(Unaudited)

We are pleased to present the Pemberwick Fund annual report covering the period from May 1, 2014 through April 30, 2015. Portfolio performance information, market commentary and our outlook for the period ended April 30, 2015 follows. We encourage you to carefully review the enclosed information to stay informed.

PORTFOLIO PERFORMANCE AND MARKET REVIEW:

From May 1, 2014 through April 30, 2015 Pemberwick Fund (“Pemberwick”) generated a periodic total investment return of 0.74% net of expenses. The Portfolio’s primary benchmark, the Barclays 1- 3 year Government/Credit Index, returned 1.05% during the same period. Since its inception on February 1, 2010 Pemberwick has generated a return net of expenses of 1.30% vs. the Barclay benchmark return of 1.32% for the same period. The Barclay benchmark index does not reflect any expenses or transaction costs. Pemberwick generated a return before expenses but after transaction costs of 1.13% for the year ended April 30, 2015 and 1.72% since inception.

During the year ended April 30, 2015 Pemberwick continued its strategy of building a portfolio of investment grade bonds with laddered maturities, therefore generating favorable returns without taking on significant duration or interest rate risk. In addition, Pemberwick has continued to concentrate its investments in investment grade floating and fixed rate bonds issued by financial institutions with assets greater than $200 billion and securities issued by the US Treasury and Agencies. Current yields on bonds issued by said financial institutions, which made up approximately 55% of the Pemberwick portfolio as of April 30, 2015, have been relatively flat in the past year. In addition, short term yields in general remained at historically low levels as of April 30, 2015. We are pleased with Pemberwick’s performance given these circumstances.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 447-4785. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

1

PEMBERWICK FUND

Annual Investment Advisor’s Report (Concluded)

April 30, 2015

(Unaudited)

PORTFOLIO POSITIONING:

Pemberwick Fund continues to be invested primarily in investment grade fixed and floating rate securities issued by financial institutions with assets greater than $200 billion and securities issued by the US Treasury and Agencies. In addition, Pemberwick currently has approximately 4.7% of its assets invested in short-term securities with maturities of approximately 30 days. Pemberwick’s net assets have increased by approximately 1.25% during fiscal year ended April 30, 2015: net assets have increased from approximately $167.9 million as of April 30, 2014 to approximately $170.0 million as of April 30, 2015.

Pemberwick Investment Advisors LLC

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2015 and reflects the views of the investment advisor at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

2

PEMBERWICK FUND

Annual Report

Performance Data

April 30, 2015

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Pemberwick Fund

vs. Barclays 1-3 Year Government/Credit Index

Average Annual Total Returns for the Periods Ended April 30, 2015

	1 Year	3 Year	5 Year	Since Inception*
Pemberwick Fund	0.74%	1.20%	1.34%	1.30%
Barclays 1-3 Year Government/Credit Index	1.05%	0.93%	1.31%	1.32%

*

The Pemberwick Fund (the “Fund”) commenced operations on February 1, 2010. Benchmark performance is from the commencement date of the Fund only and is not the commencement date of the benchmark itself. The benchmark does not reflect any expenses or transaction costs.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 447- 4785. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual operating expense ratio, as stated in the current prospectus dated September 1, 2014, is 0.76% of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Pemberwick has voluntarily agreed to waive fees equal to 0.35% of the Fund’s average daily net assets. Such waiver will continue until Pemberwick notifies the Fund of a change in its voluntary waiver or its discontinuation. This waiver can be discontinued at any time at the discretion of Pemberwick.

The Fund intends to evaluate performance as compared to that of the Barclays 1-3 Year Government/Credit Index. The Barclays 1-3 Year Government/Credit Index is an unmanaged market index and should not be considered indicative of any Pemberwick investment. It is impossible to invest directly in an index.

3

PEMBERWICK FUND

Annual Report

Performance Data (Concluded)

April 30, 2015

(Unaudited)

All mutual fund investing involves risk, including possible loss of principal. The Fund is subject to the risks of the fixed-income securities held in its portfolio such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few issuers or sectors. The Fund could fluctuate in value more than a diversified fund.

4

PEMBERWICK FUND

Fund Expense Disclosure

April 30, 2015

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six month period from November 1, 2014, through April 30, 2015 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

PEMBERWICK FUND

Fund Expense Disclosure (Concluded)

April 30, 2015

(Unaudited)

	Pemberwick Fund
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period*
Actual	$1,000.00	$1,003.60	$1.89
Hypothetical (5% return before expenses)	1,000.00	1,022.91	1.91

*

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2015 of 0.38% for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181) then divided by 365 days. The Fund’s ending account values on the first line in each table are based on the actual six-months total return for the Fund of 0.36%.

6

PEMBERWICK FUND

Portfolio Holdings Summary Table

April 30, 2015

(Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
SECURITY TYPE:
Corporate Bonds and Notes	64.5%	$109,624,026
U.S. Treasury Obligations	25.2	42,831,458
U.S. Government Agency Obligations	3.8	6,476,587
Collateralized Mortgage Obligations	1.8	2,949,542
Government Bonds	0.0	40,112
Other Assets In Excess of Liabilities	4.7	8,057,965

NET ASSETS	100.0%	$169,979,690

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

7

PEMBERWICK FUND

Portfolio of Investments

April 30, 2015

	Par Value($)	Value($)

CORPORATE BONDS AND NOTES — 64.5%
Basic Materials — 0.0%
Praxair, Inc.
5.20%, 03/15/2017	15,000	16,179
Praxair, Inc.
1.05%, 11/07/2017	15,000	14,940

		31,119

Communications — 0.2%
AT&T, Inc.
2.50%, 08/15/2015	42,000	42,207
AT&T, Inc.
1.40%, 12/01/2017	15,000	14,991
Cisco Systems, Inc.
1.10%, 03/03/2017	50,000	50,342
Cisco Systems, Inc.
4.95%, 02/15/2019	25,000	28,026
Cisco Systems, Inc.
2.13%, 03/01/2019	30,000	30,550
eBay, Inc.
1.63%, 10/15/2015	35,000	35,129
eBay, Inc.
1.35%, 07/15/2017	50,000	49,921
Walt Disney Co. (The)
0.45%, 12/01/2015	60,000	60,034
Walt Disney Co. (The)
0.88%, 05/30/2017	17,000	16,990

		328,190

Consumer, Cyclical — 1.3%
Home Depot, Inc. (The)
2.25%, 09/10/2018	30,000	30,948
McDonald’s Corp.
5.30%, 03/15/2017	25,000	26,901
McDonald’s Corp.
5.35%, 03/01/2018	10,000	11,126

	Par Value($)	Value($)

CORPORATE BONDS AND NOTES — (Continued)
Consumer, Cyclical — (Continued)
Volkswagen International Finance NV
1.60%, 11/20/2017	2,000,000	2,013,296
Wal-Mart Stores, Inc.
2.25%, 07/08/2015	25,000	25,097
Wal-Mart Stores, Inc.
2.80%, 04/15/2016	100,000	102,320
Wal-Mart Stores, Inc.
1.00%, 04/21/2017	30,000	30,138

		2,239,826

Consumer, Non-cyclical — 0.8%
Coca-Cola Co. (The)
1.50%, 11/15/2015	35,000	35,210
Coca-Cola Co. (The)
1.65%, 03/14/2018	30,000	30,524
GlaxoSmithKline Capital, Inc.
0.70%, 03/18/2016	15,000	15,033
GlaxoSmithKline Capital, Inc.
5.65%, 05/15/2018	15,000	16,917
Johnson & Johnson
0.70%, 11/28/2016	54,000	54,107
PepsiCo, Inc.
1.25%, 08/13/2017	50,000	50,204
Procter & Gamble Co. (The)
0.75%, 11/04/2016	100,000	100,241
Amgen, Inc.
1.25%, 05/22/2017	1,000,000	999,535

		1,301,771

Energy — 2.1%
BP Capital Markets PLC
1.85%, 05/05/2017	3,150,000	3,198,053

The accompanying notes are an integral part of the financial statements.

8

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2015

	Par Value($)	Value($)

CORPORATE BONDS AND NOTES — (Continued)
Energy — (Continued)
Chevron Corp.
0.89%, 06/24/2016	20,000	20,082
Chevron Corp.
1.35%, 11/15/2017	35,000	35,232
Chevron Corp.
1.10%, 12/05/2017	15,000	15,019
Chevron Corp.
1.37%, 03/02/2018	15,000	15,073
EOG Resources, Inc.
6.88%, 10/01/2018	15,000	17,586
Exxon Mobil Corp.
1.31%, 03/06/2018	50,000	50,315
Halliburton Co.
1.00%, 08/01/2016	70,000	70,230
Occidental Petroleum Corp.
1.50%, 02/15/2018	60,000	60,065
Shell International Finance BV
3.10%, 06/28/2015	50,000	50,220
Statoil ASA
3.13%, 08/17/2017	30,000	31,378
Statoil ASA
1.25%, 11/09/2017	10,000	10,022
Statoil ASA
5.25%, 04/15/2019	15,000	16,991

		3,590,266

Financial — 55.0%
American Express Credit Corp.
2.75%, 09/15/2015	30,000	30,232
American Express Credit Corp.
2.80%, 09/19/2016	100,000	102,608

	Par Value($)	Value($)

CORPORATE BONDS AND NOTES — (Continued)
Financial — (Continued)
American Express Credit Corp.
1.13%, 06/05/2017	25,000	24,998
American Express Credit Corp.
2.25%, 08/15/2019	95,000	96,250
Bank of America Corp.
7.75%, 08/15/2015	2,036,000	2,074,002
Bank of America Corp.
3.63%, 03/17/2016	10,000	10,235
Bank of America Corp.
6.50%, 08/01/2016	2,230,000	2,371,623
Bank of America Corp.
5.75%, 08/15/2016	8,000,000	8,434,480
Bank of America Corp.
5.63%, 10/14/2016	1,815,000	1,926,388
Bank of America Corp.
0.83%, 05/02/2017 (a)	1,900,000	1,885,999
Bank of America Corp.
6.40%, 08/28/2017	50,000	55,257
Bank of America Corp.
5.75%, 12/01/2017	1,625,000	1,785,911
Bank Of America Corp.
2.65%, 04/01/2019	60,000	61,089
Bank of America NA
0.55%, 06/15/2016 (a)	3,160,000	3,149,550
Bank of America NA
0.57%, 06/15/2017 (a)	2,000,000	1,988,494
Bank of New York Mellon Corp. (The)
0.70%, 03/04/2016	25,000	25,056
Bank of New York Mellon Corp. (The)
1.30%, 01/25/2018	59,000	58,954

The accompanying notes are an integral part of the financial statements.

9

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2015

	Par Value($)	Value($)

CORPORATE BONDS AND NOTES — (Continued)
Financial — (Continued)
Bank of New York Mellon Corp. (The)
4.60%, 01/15/2020	30,000	33,438
Bank Of Nova Scotia (The)
1.45%, 04/25/2018	2,000,000	2,001,230
BB&T Corp.
3.20%, 03/15/2016	120,000	122,451
Berkshire Hathaway Finance Corp.
2.45%, 12/15/2015	17,000	17,210
Berkshire Hathaway Finance Corp.
1.30%, 05/15/2018	8,000	8,031
Berkshire Hathaway Finance Corp.
5.40%, 05/15/2018	60,000	67,330
BlackRock, Inc.
5.00%, 12/10/2019	25,000	28,404
Capital One Bank USA NA
1.20%, 02/13/2017	3,267,000	3,258,258
Caterpillar Financial Services Corp.
2.65%, 04/01/2016	20,000	20,407
Caterpillar Financial Services Corp.
1.63%, 06/01/2017	60,000	60,770
Caterpillar Financial Services Corp.
1.25%, 08/18/2017	20,000	20,116
Caterpillar Financial Services Corp.
1.25%, 11/06/2017	15,000	15,027
Caterpillar Financial Services Corp.
2.25%, 12/01/2019	20,000	20,254

	Par Value($)	Value($)

CORPORATE BONDS AND NOTES — (Continued)
Financial — (Continued)
Charles Schwab Corp. (The)
0.85%, 12/04/2015	55,000	55,144
Charles Schwab Corp. (The)
2.20%, 07/25/2018	40,000	40,894
Chubb Corp. (The)
5.75%, 05/15/2018	35,000	39,510
Citigroup, Inc.
0.53%, 06/09/2016 (a)	8,000,000	7,965,656
Citigroup, Inc.
4.45%, 01/10/2017	20,000	21,032
Citigroup, Inc.
1.55%, 08/14/2017	30,000	30,014
Citigroup, Inc.
1.85%, 11/24/2017	40,000	40,281
Citigroup, Inc.
1.80%, 02/05/2018	84,000	84,204
Citigroup, Inc.
2.55%, 04/08/2019	35,000	35,593
Citigroup, Inc.
8.50%, 05/22/2019	75,000	92,878
Daimler Finance North America, LLC
1.38%, 08/01/2017	1,000,000	1,002,790
General Electric Capital Corp.
3.50%, 06/29/2015	20,000	20,096
General Electric Capital Corp.
6.90%, 09/15/2015	50,000	51,156
General Electric Capital Corp.
4.38%, 09/21/2015	110,000	111,659
General Electric Capital Corp.
2.25%, 11/09/2015	277,000	279,727

The accompanying notes are an integral part of the financial statements.

10

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2015

	Par Value($)	Value($)

CORPORATE BONDS AND NOTES — (Continued)
Financial — (Continued)
General Electric Capital Corp.
5.40%, 02/15/2017	75,000	80,934
General Electric Capital Corp.
5.63%, 05/01/2018	80,000	89,963
General Electric Capital Corp.
7.13%, 12/29/2049 (a)	1,000,000	1,166,250
Goldman Sachs Group, Inc. (The)
3.30%, 05/03/2015	1,000,000	1,000,000
Goldman Sachs Group, Inc. (The)
0.68%, 07/22/2015 (a)	400,000	400,086
Goldman Sachs Group, Inc. (The)
3.70%, 08/01/2015	90,000	90,683
Goldman Sachs Group, Inc. (The)
5.35%, 01/15/2016	20,000	20,621
Goldman Sachs Group, Inc. (The)
3.63%, 02/07/2016	70,000	71,443
Goldman Sachs Group, Inc. (The)
0.72%, 03/22/2016 (a)	4,000,000	3,999,856
Goldman Sachs Group, Inc. (The)
2.27%, 09/20/2016 (a)	1,000,000	1,011,982
Goldman Sachs Group, Inc. (The)
6.25%, 09/01/2017	950,000	1,050,097

	Par Value($)	Value($)

CORPORATE BONDS AND NOTES — (Continued)
Financial — (Continued)
Goldman Sachs Group, Inc. (The)
2.38%, 01/22/2018	130,000	132,390
Goldman Sachs Group, Inc. (The)
6.15%, 04/01/2018	30,000	33,615
Goldman Sachs Group, Inc. (The)
1.48%, 04/30/2018 (a)	9,465,000	9,611,073
Goldman Sachs Group, Inc. (The)
1.36%, 11/15/2018 (a)	4,240,000	4,290,566
HSBC Finance Corp.
0.69%, 06/01/2016 (a)	2,000,000	1,997,986
John Deere Capital Corp.
1.05%, 10/11/2016	18,000	18,085
John Deere Capital Corp.
1.40%, 03/15/2017	50,000	50,564
John Deere Capital Corp.
1.55%, 12/15/2017	40,000	40,433
Morgan Stanley
0.76%, 10/15/2015 (a)	4,000,000	4,005,252
Morgan Stanley
1.51%, 02/25/2016 (a)	942,000	948,471
Morgan Stanley
0.73%, 10/18/2016 (a)	2,500,000	2,499,108
Morgan Stanley
6.25%, 08/28/2017	4,000,000	4,415,640
Morgan Stanley
1.56%, 04/25/2018 (a)	2,725,000	2,774,878
National City Bank
0.62%, 12/15/2016 (a)	4,000,000	3,987,604
National City Bank
0.63%, 06/07/2017 (a)	2,075,000	2,066,244

The accompanying notes are an integral part of the financial statements.

11

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2015

	Par Value($)	Value($)

CORPORATE BONDS AND NOTES — (Continued)
Financial — (Continued)
PACCAR Financial Corp.
1.60%, 03/15/2017	30,000	30,394
PACCAR Financial Corp.
1.40%, 11/17/2017	30,000	30,214
PNC Funding Corp.
5.25%, 11/15/2015	5,000,000	5,119,535
State Street Corp.
2.88%, 03/07/2016	10,000	10,200
State Street Corp.
5.38%, 04/30/2017	15,000	16,233
State Street Corp.
1.35%, 05/15/2018	32,000	31,944
Toyota Motor Credit Corp.
3.20%, 06/17/2015	55,000	55,203
Toyota Motor Credit Corp.
2.80%, 01/11/2016	50,000	50,798
Toyota Motor Credit Corp.
1.13%, 05/16/2017	30,000	30,076
Toyota Motor Credit Corp.
2.13%, 07/18/2019	40,000	40,560
Travelers Cos, Inc. (The)
6.25%, 06/20/2016	40,000	42,524
US Bancorp
2.45%, 07/27/2015	15,000	15,077
US Bancorp
2.20%, 11/15/2016	15,000	15,320
US Bancorp
1.95%, 11/15/2018	75,000	76,170
Wachovia Corp.
5.63%, 10/15/2016	100,000	106,506
Wells Fargo & Co.
1.50%, 07/01/2015	20,000	20,037
Wells Fargo & Co.
3.68%, 06/15/2016 (b)	200,000	206,547

	Par Value($)	Value($)

CORPORATE BONDS AND NOTES — (Continued)
Financial — (Continued)
Wells Fargo & Co.
2.63%, 12/15/2016	2,000,000	2,053,652
Wells Fargo & Co.
1.15%, 06/02/2017	40,000	40,047

		93,469,547

Health Care — 2.1%
AbbVie, Inc.
1.75%, 11/06/2017	3,000,000	3,017,397
Merck & Co., Inc.
1.10%, 01/31/2018	488,000	487,294
Merck & Co., Inc.
1.85%, 02/10/2020	14,000	14,059
Pfizer, Inc.
0.90%, 01/15/2017	50,000	50,187

		3,568,937

Industrial — 0.7%
Boeing Co. (The)
0.95%, 05/15/2018	50,000	49,605
Emerson Electric Co.
4.88%, 10/15/2019	45,000	50,638
General Dynamics Corp.
1.00%, 11/15/2017	30,000	30,005
Honeywell International, Inc.
5.30%, 03/15/2017	25,000	27,071
Honeywell International, Inc.
5.30%, 03/01/2018	50,000	55,703
Illinois Tool Works, Inc.
0.90%, 02/25/2017	31,000	31,068
United Parcel Service, Inc.
1.13%, 10/01/2017	30,000	30,122
United Technologies Corp.
1.78%, 05/04/2018 (b)	1,000,000	1,005,160

		1,279,372

The accompanying notes are an integral part of the financial statements.

12

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2015

	Par Value($)	Value($)

CORPORATE BONDS AND NOTES — (Continued)
Technology — 2.1%
Apple, Inc.
0.45%, 05/03/2016	49,000	49,037
Apple, Inc.
1.05%, 05/05/2017	41,000	41,249
EMC Corp.
1.88%, 06/01/2018	50,000	50,548
Hewlett-Packard Co.
1.22%, 01/14/2019 (a)	1,500,000	1,508,840
Hewlett-Packard Co.
2.75%, 01/14/2019	1,500,000	1,539,405
Intel Corp.
1.95%, 10/01/2016	47,000	47,871
International Business Machines Corp.
0.45%, 05/06/2016	120,000	119,983
Microsoft Corp.
1.00%, 05/01/2018	60,000	60,020
Microsoft Corp.
1.63%, 12/06/2018	30,000	30,463
National Semiconductor Corp.
6.60%, 06/15/2017	25,000	27,871
Oracle Corp.
5.25%, 01/15/2016	60,000	62,019
Oracle Corp.
2.38%, 01/15/2019	15,000	15,378

		3,552,684

Utilities — 0.2%
Duke Energy Carolinas, LLC
5.25%, 01/15/2018	35,000	38,751
Duke Energy Florida, Inc.
5.65%, 06/15/2018	25,000	28,247
Georgia Power Co.
5.25%, 12/15/2015	25,000	25,722

	Par Value($)	Value($)

CORPORATE BONDS AND NOTES — (Continued)
Utilities — (Continued)
PacifiCorp
5.65%, 07/15/2018	25,000	28,216
PECO Energy Co.
1.20%, 10/15/2016	28,000	28,160
Public Service Electric & Gas Co.
2.00%, 08/15/2019	30,000	30,341
Southern California Edison Co.
1.13%, 05/01/2017	7,000	7,029
Southern California Edison Co.
5.50%, 08/15/2018	45,000	50,683
Wisconsin Electric Power Co.
1.70%, 06/15/2018	25,000	25,165

		262,314

TOTAL CORPORATE BONDS AND NOTES (Cost $108,717,840)		109,624,026

GOVERNMENT BONDS — 0.0%
Province of Ontario Canada 2.70%, 06/16/2015	40,000	40,112

TOTAL GOVERNMENT BONDS (Cost $39,999)		40,112

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.8%
Federal Home Loan Mortgage Corporation REMICS — 0.7%
Series 2542, Class ES 5.00%, 12/15/2017	17,364	18,076

The accompanying notes are an integral part of the financial statements.

13

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2015

	Par Value($)	Value($)

COLLATERALIZED MORTGAGE OBLIGATIONS — (Continued)
Federal Home Loan Mortgage Corporation REMICS — (Continued)
Series 2564, Class HJ
5.00%, 02/15/2018	11,804	12,308
Series 2617, Class TK
4.50%, 05/15/2018	43,843	45,532
Series 2617, Class GR
4.50%, 05/15/2018	23,728	24,644
Series 2611, Class UH
4.50%, 05/15/2018	21,943	22,979
Series 2627, Class MC
4.50%, 06/15/2018	38,313	39,862
Series 2649, Class KA
4.50%, 07/15/2018	30,922	32,232
Series 2693, Class PE
4.50%, 10/15/2018	37,265	39,024
Series 2746, Class EG
4.50%, 02/15/2019	41,077	43,017
Series 2780, Class JG
4.50%, 04/15/2019	2,300	2,345
Series 2814, Class GB
5.00%, 06/15/2019	7,048	7,343
Series 2924, Class EH
5.25%, 03/15/2024	3,261	3,274
Series 2989, Class TG
5.00%, 06/15/2025	57,013	61,918
Series 3002, Class YD
4.50%, 07/15/2025	22,446	24,310
Series 2526, Class FI
1.18%, 02/15/2032(a)	105,936	108,609
Series 2691, Class ME
4.50%, 04/15/2032	3,434	3,441
Series 2760, Class PD
5.00%, 12/15/2032	3,083	3,091

	Par Value($)	Value($)

COLLATERALIZED MORTGAGE OBLIGATIONS — (Continued)
Federal Home Loan Mortgage Corporation REMICS — (Continued)
Series 2655, Class QA
5.00%, 02/15/2033	1,147	1,157
Series 2827, Class TE
5.00%, 04/15/2033	40,263	40,812
Series 3067, Class PK
5.50%, 05/15/2034	3,016	3,022
Series 2881, Class AE
5.00%, 08/15/2034	26,755	28,484
Series 2933, Class HD
5.50%, 02/15/2035	36,928	40,970
Series 4305, Class KA
3.00%, 03/15/2038	143,937	150,561
Series 3843, Class GH
3.75%, 10/15/2039	101,290	106,169
Series 3786, Class NA
4.50%, 07/15/2040	145,381	158,147
Series 4305, Class A
3.50%, 06/15/2048	154,269	163,104

		1,184,431

Federal National Mortgage Association REMICS — 0.8%
Series 2003-92, Class PE
4.50%, 09/25/2018	34,225	35,820
Series 2003-80, Class YE
4.00%, 06/25/2023	12,656	12,961
Series 2005-40, Class YG
5.00%, 05/25/2025	51,981	56,337
Series 2011-122, Class A
3.00%, 12/25/2025	142,010	147,156
Series 2007-27, Class MQ
5.50%, 04/25/2027	14,268	16,134

The accompanying notes are an integral part of the financial statements.

14

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2015

	Par Value($)	Value($)

COLLATERALIZED MORTGAGE OBLIGATIONS — (Continued)
Federal National Mortgage Association REMICS — (Continued)
Series 2005-12, Class JE
5.00%, 09/25/2033	26,785	27,166
Series 2005-16, Class PE
5.00%, 03/25/2034	13,813	14,232
Series 2005-48, Class AR
5.50%, 02/25/2035	40,629	43,657
Series 2005-62, Class CQ
4.75%, 07/25/2035	19,084	20,318
Series 2005-64, Class PL
5.50%, 07/25/2035	84,443	95,248
Series 2005-68, Class PG
5.50%, 08/25/2035	56,151	62,539
Series 2010-64, Class EH
5.00%, 10/25/2035	18,337	18,668
Series 2005-83, Class LA
5.50%, 10/25/2035	32,322	36,289
Series 2006-57, Class AD
5.75%, 06/25/2036	207,085	224,625
Series 2014-23, Class PA
3.50%, 08/25/2036	163,447	170,881
Series 2007-39, Class NA
4.25%, 01/25/2037	13,582	14,052
Series 2013-83, Class CA
3.50%, 10/25/2037	140,398	149,664
Series 2009-47, Class PA
4.50%, 07/25/2039	30,850	33,063
Series 2011-113, Class NE
4.00%, 03/25/2040	120,914	126,315

		1,305,125

Government National Mortgage Association — 0.3%
Series 2013-88, Class WA
4.99%, 06/20/2030(a)	113,833	124,012

	Par Value($)	Value($)

COLLATERALIZED MORTGAGE OBLIGATIONS — (Continued)
Government National Mortgage Association — (Continued)
Series 2002-22, Class GF
6.50%, 03/20/2032	55,591	66,309
Series 2002-51, Class D
6.00%, 07/20/2032	68,324	78,419
Series 2008-50, Class NA
5.50%, 03/16/2037	24,164	25,730
Series 2007-11, Class PE
5.50%, 03/20/2037	41,337	47,072
Series 2013-113, Class UB
3.00%, 11/20/2038	115,088	118,444

		459,986

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $2,909,804)		2,949,542

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.8%
Federal Home Loan Bank — 0.4%
3.13%, 03/11/2016	165,000	168,997
0.50%, 09/28/2016	305,000	305,077
4.75%, 12/16/2016	170,000	181,468

		655,542

Federal Home Loan Mortgage Corporation — 1.5%
5.25%, 04/18/2016	400,000	418,877
2.50%, 05/27/2016	580,000	593,168
2.00%, 08/25/2016	730,000	744,723
1.00%, 03/08/2017	140,000	140,912
1.25%, 05/12/2017	95,000	96,050
1.00%, 07/28/2017	150,000	150,890

The accompanying notes are an integral part of the financial statements.

15

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2015

	Par Value($)	Value($)

U.S. GOVERNMENT AGENCY OBLIGATIONS — (Continued)
Federal Home Loan Mortgage Corporation — (Continued)
5.50%, 04/01/2021
Gold Pool #G11941	46,421	50,565
5.50%, 11/01/2021
Gold Pool #G12454	22,599	24,555
5.50%, 04/01/2023
Gold Pool #G13145	38,189	41,939
4.00%, 02/01/2026
Gold Pool #J14494	90,528	97,320
4.00%, 06/01/2026
Gold Pool #J15974	34,585	37,153
4.50%, 06/01/2029
Gold Pool #C91251	29,717	32,335
4.50%, 12/01/2029
Gold Pool #C91281	53,656	58,409
4.50%, 04/01/2030
Gold Pool #C91295	30,945	33,688

		2,520,584

Federal National Mortgage Association — 1.9%
2.38%, 07/28/2015	350,000	351,935
1.63%, 10/26/2015	500,000	503,706
1.50%, 10/28/2015	150,000	151,003
2.25%, 03/15/2016	500,000	508,549
5.00%, 03/15/2016	35,000	36,434
5.25%, 09/15/2016	295,000	314,228
5.00%, 02/13/2017	200,000	215,479
1.13%, 04/27/2017	205,000	207,004
5.38%, 06/12/2017	550,000	603,357
6.00%, 09/01/2019
Pool #735439	7,207	7,521

	Par Value($)	Value($)

U.S. GOVERNMENT AGENCY OBLIGATIONS — (Continued)
Federal National Mortgage Association — (Continued)
5.50%, 06/01/2020
Pool #888601	11,679	12,250
5.00%, 05/01/2023
Pool #254762	23,387	26,019
5.50%, 01/01/2024
Pool #AD0471	22,126	24,198
5.00%, 12/01/2025
Pool #256045	47,522	52,877
5.50%, 05/01/2028
Pool #257204	37,439	42,334
4.00%, 08/01/2029
Pool #MA0142	46,967	50,556
5.50%, 04/01/2037
Pool #AD0249	51,835	59,015
7.00%, 04/01/2037
Pool #888366	14,385	16,908
5.00%, 10/01/2039
Pool #AC3237	104,149	117,088

		3,300,461

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $6,412,221)		6,476,587

U.S. TREASURY OBLIGATIONS — 25.2%
U.S. Treasury Notes — 25.2%
0.25%, 08/15/2015	500,000	500,332
0.25%, 09/15/2015	500,000	500,410
0.25%, 09/30/2015	300,000	300,211
0.25%, 10/31/2015	750,000	750,586
0.38%, 11/15/2015	900,000	901,300

The accompanying notes are an integral part of the financial statements.

16

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2015

	Par Value($)	Value($)

U.S. TREASURY OBLIGATIONS — (Continued)
U.S. Treasury Notes — (Continued)
0.38%, 03/31/2016	500,000	500,625
0.50%, 07/31/2017	490,000	487,971
0.63%, 05/31/2017	890,000	889,861
0.63%, 08/31/2017	1,105,000	1,102,670
0.63%, 09/30/2017	720,000	717,862
0.63%, 11/30/2017	1,100,000	1,094,843
0.63%, 04/30/2018	1,840,000	1,823,469
0.75%, 06/30/2017	500,000	500,976
0.75%, 10/31/2017	1,405,000	1,404,012
0.75%, 12/31/2017	1,520,000	1,516,674
0.75%, 02/28/2018	450,000	448,242
0.75%, 03/31/2018	525,000	522,662
0.88%, 11/30/2016	300,000	301,898
0.88%, 12/31/2016	410,000	412,690
0.88%, 01/31/2017	2,130,000	2,142,980
0.88%, 02/28/2017	400,000	402,406
0.88%, 04/30/2017	675,000	678,586
0.88%, 01/31/2018	920,000	920,575
1.00%, 08/31/2016	720,000	725,625
1.00%, 09/30/2016	790,000	796,480
1.00%, 10/31/2016	1,220,000	1,230,103
1.00%, 03/31/2017	1,170,000	1,179,324
1.00%, 05/31/2018	1,115,000	1,116,307
1.00%, 06/30/2019	575,000	568,397
1.00%, 08/31/2019	240,000	236,606
1.00%, 09/30/2019	440,000	433,331
1.25%, 08/31/2015	270,000	271,086
1.25%, 09/30/2015	1,400,000	1,406,891
1.25%, 10/31/2015	100,000	100,582
1.25%, 10/31/2018	1,065,000	1,070,408
1.25%, 11/30/2018	200,000	200,875

	Par Value($)	Value($)

U.S. TREASURY OBLIGATIONS — (Continued)
U.S. Treasury Notes — (Continued)
1.25%, 01/31/2019	945,000	947,584
1.38%, 11/30/2015	320,000	322,338
1.38%, 06/30/2018	505,000	510,997
1.38%, 12/31/2018	220,000	221,736
1.38%, 02/28/2019	450,000	452,883
1.38%, 02/29/2020	200,000	199,547
1.50%, 06/30/2016	1,390,000	1,408,787
1.50%, 07/31/2016	1,050,000	1,064,848
1.50%, 12/31/2018	180,000	182,222
1.50%, 05/31/2019	230,000	232,102
1.75%, 07/31/2015	150,000	150,633
1.75%, 05/31/2016	1,165,000	1,183,112
1.88%, 06/30/2015	175,000	175,533
1.88%, 09/30/2017	280,000	287,656
1.88%, 10/31/2017	275,000	282,520
2.00%, 01/31/2016	250,000	253,360
2.00%, 04/30/2016	1,635,000	1,662,846
2.13%, 12/31/2015	400,000	405,188
2.13%, 02/29/2016	515,000	523,127
2.25%, 07/31/2018	180,000	187,116
2.38%, 03/31/2016	770,000	784,919
2.38%, 07/31/2017	300,000	311,367
2.63%, 04/30/2016	250,000	255,820
3.00%, 09/30/2016	380,000	393,745
3.13%, 10/31/2016	330,000	343,149
3.13%, 01/31/2017	90,000	94,099
3.13%, 04/30/2017	200,000	210,016
3.25%, 12/31/2016	200,000	209,125
4.25%, 08/15/2015	1,400,000	1,417,227

The accompanying notes are an integral part of the financial statements.

17

PEMBERWICK FUND

Portfolio of Investments (Concluded)

April 30, 2015

Par Value($)	Value($)

U.S. TREASURY OBLIGATIONS — (Continued)
U.S. Treasury Notes — (Continued)
TOTAL U.S. TREASURY OBLIGATIONS (Cost $42,635,789)	42,831,458

TOTAL INVESTMENTS - 95.3%
(Cost $160,715,653)	161,921,725
OTHER ASSETS IN EXCESS OF LIABILITIES - 4.7%	8,057,965

NET ASSETS - 100.0%	$169,979,690

(a)	Variable or Floating Rate Security. Rate shown is as of April 30, 2015.
(b)	Multi-Step Coupon. Rate disclosed is as of April 30, 2015.

PLC	Public Limited Company
REMICS	Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of the financial statements.

18

PEMBERWICK FUND

Statement of Assets and Liabilities

April 30, 2015

Assets
Investments, at value (Cost $160,715,653)	$161,921,725
Cash	8,991,675
Dividends and interest receivable	773,328
Prepaid expenses and other assets	6,389

Total assets	171,693,117

Liabilities
Payable for investments purchased	1,034,431
Payable for capital shares redeemed	571,511
Payable for administration and accounting fees	31,950
Payable to Investment Adviser	21,205
Payable for custodian fees	3,454
Payable for transfer agent fees	2,924
Payable for distributions to shareholders	2,332
Accrued expenses	45,620

Total liabilities	1,713,427

Net Assets	$169,979,690

Net Assets Consisted of:
Capital stock, $0.01 par value	$168,885
Paid-in capital	169,599,727
Accumulated net investment income loss	(573)
Accumulated net realized loss from investments	(994,421)
Net unrealized appreciation on investments	1,206,072

Net Assets	$169,979,690

Shares Outstanding	16,888,468

Net asset value, offering and redemption price per share ($169,979,690 / 16,888,468 shares)	$10.06

The accompanying notes are an integral part of the financial statements.

19

PEMBERWICK FUND

Statement of Operations

For the Year Ended April 30, 2015

Investment Income
Interest	$2,243,372

Total investment income	2,243,372

Expenses
Advisory fees (Note 2)	857,487
Administration and accounting fees (Note 2)	195,175
Legal fees	50,545
Transfer agent fees (Note 2)	49,709
Trustees’ and officers’ fees (Note 2)	32,033
Audit fees	26,926
Custodian fees (Note 2)	25,509
Printing and shareholder reporting fees	16,050
Registration and filing fees	6,731
Other expenses	15,561

Total expenses before waivers	1,275,726

Less: waivers (Note 2)	(600,241)

Net expenses after waivers	675,485

Net investment income	1,567,887

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	100,557
Net change in unrealized appreciation/(depreciation) on investments	(346,071)

Net realized and unrealized loss on investments	(245,514)

Net increase in net assets resulting from operations	$1,322,373

The accompanying notes are an integral part of the financial statements.

20

PEMBERWICK FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
Increase/(Decrease) in net assets from operations:
Net investment income	$1,567,887	$1,475,312
Net realized gain from investments	100,557	66,827
Net change in unrealized appreciation/(depreciation) on investments	(346,071)	(400,800)

Net increase in net assets resulting from operations	1,322,373	1,141,339

Less Dividends and Distributions to Shareholders from:
Net investment income	(1,629,122)	(1,576,711)

Net decrease in net assets from dividends and distributions to shareholders	(1,629,122)	(1,576,711)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	2,398,597	48,529,729

Total increase in net assets	2,091,848	48,094,357

Net assets
Beginning of year	167,887,842	119,793,485

End of year	$169,979,690	$167,887,842

Accumulated net investment income/(loss), end of year	$(573)	$78

The accompanying notes are an integral part of the financial statements.

21

PEMBERWICK FUND

Financial Highlights

Contained below is per share operating performance data, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012		For the Year Ended April 30, 2011
Per Share Operating Performance
Net asset value, beginning of year	$10.08	$10.12	$10.03	$10.16		$10.00

Net investment income(1)	0.09	0.10	0.11	0.13		0.13
Net realized and unrealized gain/(loss) on investments	(0.02)	(0.03)	0.11	(0.12	)(2)	0.17

Net increase in net assets resulting from operations	0.07	0.07	0.22	0.01		0.30

Dividends and distributions to shareholders from:
Net investment income	(0.09)	(0.11)	(0.13)	(0.14)		(0.14)
Tax return of capital	—	—	—	—		— (3)

Total dividends and distributions to shareholders	(0.09)	(0.11)	(0.13)	(0.14)		(0.14)

Net asset value, end of year	$10.06	$10.08	$10.12	$10.03		$10.16

Total investment return(4)	0.74%	0.68%	2.19%	0.12%		3.01%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$169,980	$167,888	$119,793	$119,521		$162,714
Ratio of expenses to average net assets	0.39%	0.41%	0.45%	0.45%		0.42%
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	0.74%	0.76%	0.80%	0.80%		0.77%
Ratio of net investment income to average net assets .	0.91%	1.00%	1.10%	1.07%		1.31%
Portfolio turnover rate	35.46%	35.29%	27.96%	23.14%		22.46%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Includes payments by affiliate which equaled $0.03 per share.
(3)	Amount is less than $0.005 per share.
(4)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(5)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

22

PEMBERWICK FUND

Notes to Financial Statements

April 30, 2015

1. Organization and Significant Accounting Policies

The Pemberwick Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on February 1, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers one class of shares and is not subject to a front-end sales charge.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m., Eastern time) on each day the NYSE is open. Securities held by the Fund are valued at their last sale price on the NYSE on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the last asked price and the last bid price prior to the market close. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the last asked price and the last bid price prior to market close. The value of such securities quoted on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system, but not listed on the National Market System, shall be value at the mean between closing asked price and the closing bid price. Unlisted securities that are not quoted on NASDAQ and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such securities in the over-the-counter market. Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates market value. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

23

PEMBERWICK FUND

Notes to Financial Statements (Continued)

April 30, 2015

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

—	Level 1 —	quoted prices in active markets for identical securities;

—	Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The fair value of a Fund’s bonds are generally based on quotes received from brokers or independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2015, in valuing the Fund’s assets carried at fair value:

	Total Value at 04/30/15	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes	$109,624,026	$—	$109,624,026	$—
Government Bonds	40,112	—	40,112	—
Collateralized Mortgage Obligations	2,949,542	—	2,949,542	—
U.S. Government Agency Obligations	6,476,587	—	6,476,587	—
U.S. Treasury Obligations	42,831,458	—	42,831,458	—

Total Investments*	$161,921,725	$—	$161,921,725	$—

* Please refer to Portfolio of Investments for details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

24

PEMBERWICK FUND

Notes to Financial Statements (Continued)

April 30, 2015

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Funds to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Funds had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Funds had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2015, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Gains and losses on principal paydowns from mortgage backed securities are recorded as interest income on the Statement of Operations. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to such fund.

25

PEMBERWICK FUND

Notes to Financial Statements (Continued)

April 30, 2015

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Pemberwick Investment Advisors LLC (“Pemberwick” or the “Advisor”) serves as the investment advisor to the Fund pursuant to an investment advisory agreement with the Trust (“Advisory Agreement”). For its services, the Advisor earns a monthly fee at the annual rate of 0.50% of the Fund’s average daily net assets. The Advisor may, in its discretion, voluntarily waive its fees or reimburse certain Fund expenses; however; the Advisor is not required to do so. For the year ended April 30, 2015, the Advisor earned fees of $857,487 and waived fees of 0.35% of the Fund’s average daily net assets totaling $600,241.

Pemberwick has retained the services of J.P. Morgan Investment Management Inc. (“Sub-Advisor”) as the sub-advisor to the Fund. The Sub-Advisor provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement between the Advisor and the Sub-Advisor. The Sub-Advisor is compensated by the Advisor and not the Fund.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), serves as administrator and transfer agent for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees. For providing transfer agency services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

26

PEMBERWICK FUND

Notes to Financial Statements (Continued)

April 30, 2015

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund.

The Trustees of the Trust who are not officers or employees of an investment adviser, sub-adviser or other service provider to the Trust receive compensation in the form of an annual retainer and per meeting fees for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2015 was $11,730. Certain employees of BNY Mellon serve as Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2015, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
U.S. Government Securities	$17,609,317	$17,799,350
Other Securities	44,029,299	38,616,017

4. Capital Share Transactions

For the years ended April 30, 2015 and April 30, 2014, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2015		For the Year Ended April 30, 2014
	Shares	Value	Shares	Value
Sales	6,348,311	$63,908,851	6,580,582	$66,280,642
Reinvestments	161,124	1,622,818	156,427	1,576,150
Redemptions	(6,271,648)	(63,133,072)	(1,918,126)	(19,327,063)

Net Increase	237,787	$2,398,597	4,818,883	$48,529,729

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based

27

PEMBERWICK FUND

Notes to Financial Statements (Continued)

April 30, 2015

on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state, and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the year ended April 30, 2015, these adjustments were to increase undistributed net investment income/(loss) by $60,584 and decrease accumulated net realized gain/(loss) by $60,584, attributable to paydown treatment. Net investment income, net realized losses and net assets were not affected by these adjustments.

For the year ended April 30, 2015, the tax characters of distributions paid by the Fund was $1,627,258 of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes. For the year ended April 30, 2014, the tax characters of distributions paid by the Fund was $1,576,243 of ordinary income dividends.

As of April 30, 2015, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Unrealized Appreciation	Qualified Late-Year Losses	Other Temporary Differences
$(987,225)	$1,759	$1,198,876	$—	$(2,332)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2015, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$160,722,849

Gross unrealized appreciation	$1,225,888
Gross unrealized depreciation	(27,012)

Net unrealized appreciation	$1,198,876

Pursuant to the federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2015, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2015. For the fiscal year ended April 30, 2015, the Fund had no loss deferrals.

28

PEMBERWICK FUND

Notes to Financial Statements (Continued)

April 30, 2015

Accumulated capital losses represent net capital loss carryovers as of April 30, 2015 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

As of April 30, 2015, the Fund had pre-enactment capital loss carryforwards of $20,817. If not utilized against future capital gains, $10,862 and $9,955 of this capital loss carryforward will expire in 2018 and 2019, respectively. In addition, the Fund had post-enactment capital loss carryforwards of $966,408, of which $190,861 are short-term losses and $775,547 are long-term losses and have an unlimited period of capital loss carryforward.

6. Significant Risks

Mortgage-Related And Other Asset-Backed Securities Risk — Mortgage-related and asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Debt Investment Risk — Debt investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates. There is a risk that an issuer of a Fund’s debt investments may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high-yield/high-risk bonds, e.g., bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or if unrated are of comparable quality as determined by the manager, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Debt investments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise.

29

PEMBERWICK FUND

Notes to Financial Statements (Concluded)

April 30, 2015

7. Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

30

PEMBERWICK FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Pemberwick Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Pemberwick Fund (the “Fund”) at April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 26, 2015

31

PEMBERWICK FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2015, the Fund paid $1,627,258 of ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 100%.

A total of 21.37% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2015. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2016.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

32

PEMBERWICK FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 447-4785 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Advisory Agreement

At an in-person meeting held on December 16-17, 2014, the Board of Trustees (“Board” or “Trustees”) of FundVantage Trust (“Trust”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the advisory agreement between Pemberwick Investment Advisors LLC (the “Adviser” or “Pemberwick”) and the Trust on behalf of the Pemberwick Fund (the “Fund”) (the “Advisory Agreement”), and the continuation of the sub-advisory agreement between the Adviser and J.P. Morgan Investment Management Inc. (“JPMIM” or the “Sub-Adviser”), on behalf of the Fund (the “Sub-Advisory Agreement,” and together with the Advisory Agreement, the “Agreements”). In determining whether to continue the Agreements, the Trustees considered information provided by the Adviser and Sub-Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser and the Sub-Adviser provided regarding (i) services performed for the Fund, (ii) the size and qualifications of their portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) investment performance, (v) the capitalization and financial condition of the Adviser and the Sub-Adviser, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Fund and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s and the Sub-Adviser’s ability to service the Fund, and (x) compliance with the Fund’s investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. The Adviser and the Sub-Adviser also provided their most recent Form ADVs for the Trustees’ review and consideration.

33

PEMBERWICK FUND

Other Information

(Unaudited)

The Trustees noted the reports provided at Board meetings throughout the year covering matters such as the relative performance of the Fund; compliance with the investment objectives, policies, strategies and limitations for the Fund; the compliance of management personnel with the applicable code of ethics; and the adherence to fair value pricing procedures as established by the Board. The Trustees also received and reviewed a memorandum from legal counsel regarding the legal standards applicable to their review of the Advisory Agreement and Sub-Advisory Agreement, respectively.

Representatives from Pemberwick and JPMIM attended the meeting both in person and via teleconference and discussed Pemberwick’s and JPMIM’s history, performance and investment strategy in connection with the proposed continuation of the Agreements and answered questions from the Board.

The Trustees considered the investment performance for the Fund, the Adviser and the Sub-Adviser. The Trustees reviewed the historical performance charts for the Fund, the portion of the Pemberwick Fund that is sub-advised by JPMIM (“JPMIM Portfolio”), and the Fund’s benchmark, the Barclay’s 1-3 Year U.S. Government/Credit Bond Index for the one-year, three-year and (if available) since inception periods ended October 31,2014. The Trustees also received historical performance information for the JPMIM Portfolio as compared to the Fund’s benchmark and the Lipper Short U.S. Government Funds average as of October 31, 2014. Relative to its benchmark, the Fund outperformed for the three-year period ended October 31, 2014 and was in line with the benchmark for the one-year and since inception periods ended October 31, 2014. The Trustees also reviewed a historical performance chart for the Fund, as compared to the Lipper Short Investment Grade Bond Fund category, the Fund’s applicable Lipper peer group, for the year-to-date, two-year, three-year, and since inception periods ended September 30, 2014. The Trustees noted that the Fund underperformed the median of the Lipper Short Investment Grade Bond Fund category for the year-to-date and since inception periods.

The Trustees also considered that the JPMIM Portfolio underperformed the Fund’s benchmark for the one-year and three-year periods ended October 31, 2014. The Trustees further noted that the JPMIM Portfolio outperformed the Lipper Short U.S. Government Funds average for the three year period ended October 31, 2014 and underperformed for the one year period. They concluded that the performance of the Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

The Adviser and the Sub-Adviser provided information regarding their advisory fees and an analysis of these fees in relation to the delivery of services to the Fund and any other ancillary benefit resulting from Pemberwick’s and JPMIM’s relationship with the Fund. The Trustees also considered the fees that JPMIM charges to its separately managed accounts and evaluated the explanations provided by the Sub-Adviser as to differences in fees charged to the JPMIM Portfolio and such accounts. The Trustees noted that the net total expenses of the Fund was lower than the median of the net total expenses of funds with a similar share class in the expense universe of the combined Lipper Intermediate Investment Grade Fund and Lipper Short Investment Grade Fund categories with $250 million or less in assets.

34

PEMBERWICK FUND

Other Information

(Unaudited)

Further, the gross advisory fee was higher than the median of the gross advisory fee of funds in the expense universe of the combined Lipper Intermediate Investment Grade Fund and Lipper Short Investment Grade Fund categories with $250 million or less in assets. The Trustees concluded that the advisory fees and services provided by the Adviser and the Sub-Adviser are sufficiently consistent with those of other advisers and sub-advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund based on the information provided at the Meeting.

The Board considered the level and depth of knowledge of the Adviser and the Sub-Adviser, including the professional experience and qualifications of senior personnel. In evaluating the quality of services provided by the Adviser and the Sub-Adviser, the Board took into account its familiarity with Pemberwick’s and JPMIM’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Adviser’s and the Sub-Adviser’s compliance policies and procedures and reports regarding their compliance operations by the Trust’s Chief Compliance Officer. The Board also considered any potential conflicts of interest that may arise in a portfolio manager’s management of the Fund’s investments on the one hand, and the investments of other accounts, on the other.

The Trustees reviewed the services provided to the Fund by the Adviser and the Sub-Adviser and concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser to the Fund were appropriate and consistent with the terms of the Agreements, that the quality of the services appeared to be consistent with industry norms and that the Fund was likely to benefit from the continued receipt of those services. They also concluded that the Adviser and the Sub-Adviser had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated their ability to attract and retain qualified personnel.

The Trustees considered the costs of the services provided by the Adviser and the Sub-Adviser, the compensation and benefits received by the Adviser and the Sub-Adviser in providing services to the Fund, as well as the Adviser’s and the Sub-Adviser’s profitability. The Trustees were provided with the most recent financial statements for Pemberwick and the most recent audited financial statements for JPMIM. The Trustees noted that Pemberwick’s and JPMIM’s levels of profitability are appropriate factors to consider, and the Trustees should be satisfied that the Adviser’s and Sub-Adviser’s profits are sufficient to continue as a healthy concern generally and as investment advisers of the Fund specifically. The Trustees concluded that the Adviser’s and Sub-Adviser’s contractual advisory fee and sub-advisory fee levels were reasonable in relation to the nature and quality of the services provided, taking into account the current size and projected growth of the Fund.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board noted that economies of scale may be achieved at higher asset levels for the Fund for the benefit of fund shareholders, but that Pemberwick’s advisory fee did not currently include breakpoint reductions. The Trustees noted that JPMIM’s fee included breakpoints but that the Sub-Adviser’s fee was paid by the Adviser and not the Fund so that any fee reduction accrued to the Adviser’s benefit.

35

PEMBERWICK FUND

Other Information

(Unaudited) (Concluded)

In voting to approve the continuation of the Agreements, the Board considered all factors it deemed relevant and the information presented to the Board by Pemberwick and JPMIM. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the continuation of the Advisory Agreement and Sub-Advisory Agreement would be in the best interests of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the continuation of the Agreements for an additional one year period.

36

PEMBERWICK FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 447-4785.

37

PEMBERWICK FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”) within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (888) 447-4785.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	38	Optimum Fund Trust (registered investment company) (6 portfolios).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	38	None

38

PEMBERWICK FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	38	None

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	38	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).
INTERESTED TRUSTEE[1]

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	38	None

1Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

39

PEMBERWICK FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.

JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.

DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.

Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

40

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Investment Adviser

Pemberwick Investment Advisors LLC

340 Pemberwick Road

Greenwich, CT 06831

Sub-Advisor

J.P. Morgan Investment Management Inc.

245 Park Ave.

New York, NY 10167

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassat Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

PEMBERWICK FUND

of

FundVantage Trust

ANNUAL REPORT

April 30, 2015

This report is submitted for the general information of the shareholders of the Pemberwick Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Pemberwick Fund.

POLEN GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2015

(Unaudited)

Dear Shareholders,

The Polen Growth Fund (the “Fund”) had a strong fiscal year ending April 30, 2015 in both absolute and relative terms. The Fund’s Institutional Class returned 19.17% versus the Standard & Poor’s composite stock index (“S&P 500”) at 12.98% and the Russell 1000 Growth Index (“Russell”) at 16.67%. We saw broad-based strength with 14 out of the 25 companies that we owned during the year posting double-digit absolute returns. In fact, nearly half of our holdings achieved a greater than 20% return during the year. While strong equity markets were no doubt a positive backdrop for performance, as they have been for the past six years, we continue to be pleased that the Fund’s return has closely tracked the underlying earnings growth of the companies in the portfolio (more on this below).

The largest contributors to our return this past year were Allergan, Nike, Visa and Apple. Each of these companies contributed over 200 bps (two percentage points) to our return for the fiscal year and each is a multi-year holding. Allergan was acquired by Actavis plc in a friendly transaction early in 2015 after a hostile battle with Valeant Pharmaceuticals that lasted many months. We owned Allergan for the entire 4 1⁄2-year history of the Fund and since 2008 in separately managed accounts. Allergan was a unique and special company that compounded earnings growth and returns at an exceptional pace even before suitors came along. Those that were along for the entire ride with us received a nearly six-fold return on their Allergan shares in just over six years. Like all of our companies there were bumps in the road along the way, including in the middle of calendar 2013 when Allergan had a 30% share price decline due to product pipeline delays and the risk of competition for one of its largest drugs. Based on our in-depth research and analysis of the business, we maintained our position in Allergan because we felt that even if these issues impacted the company to their maximum degree (which we thought was unlikely and ultimately did not happen), we would still likely own a double-digit earnings growth company with large competitive advantages at an attractive valuation. Our patience and business-owner mentality kept us focused on what was important about Allergan and by the time we sold our shares the stock was nearly three times higher than where it bottomed in mid-2013.

Nike and Apple are unique consumer brand companies that invest substantially behind their brands. They also both lean heavily on design and consumer aspiration to preserve and grow their brands. Nike innovates to help elite athletes achieve their maximum performance; those same athletes then showcase the Nike brand as it is meant to be seen. This reinforces the power of the brand to the consumer. Nike far outspends its peers on demand creation (marketing) and innovation. It has the balance sheet and cash flow to sponsor the best athletes and teams globally, further distancing itself from peers. With respect to innovation, Nike has filed for more than 4,000 patents since 1976. This is nearly 4x those of all of its competitors combined. Nike is currently growing well above our long-term expectations and does not appear to be showing any signs of slowing down.

Apple is also an innovation company, even though it’s spending on research and development is very low for a technology business of its size. The company does not focus on making a lot of products but instead concentrates on making a small number of what many consider to be extremely useful and

1

POLEN GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2015

(Unaudited)

beautiful products. It has also created an unmatched ecosystem that has turned a one-off product sale into a recurring business model (once you buy an iPhone, you are likely to continue buying iPhones whenever you need a replacement). Its superior balance sheet will also allow Apple to grow nearly as fast as the average U.S. company from share repurchases alone. Of course we expect Apple to grow revenue organically as well, making the company an attractive investment, especially considering its very low valuation.Visa operates in a large global duopoly with a strong secular tailwind of cash and check-based payments moving increasingly toward credit and debit cards over time. In the U.S. this dynamic has been well in motion for decades, but globally 85% of consumer spending is still done via cash and check. Visa will continue to benefit as this transition occurs, driving at least mid-teens earnings per share growth for many years by our estimation. We also own MasterCard in our Fund for similar reasons, making the combined position one of our largest weightings.

The detractors to the Fund’s performance were each small. We have sold three of them (Qualcomm, T. Rowe Price and eBay) and continue to hold and have increased our weightings in the other two (Fastenal and Celgene). Our sale of T. Rowe Price was mostly to fund purchases of more attractive holdings for the long term, but Qualcomm and eBay were sold for specific reasons. We sold Qualcomm due to increased regulatory pressure on the business, especially in China, that could spread to other areas of the world just as the company’s growth profile is already set to slow. We sold eBay due to our concern that management has been trying to maximize short-term earnings per share growth at the expense of the long-term health of the business. Celgene’s slight underperformance was not meaningful as we only recently initiated our position. Fastenal’s stock has been a significant underperformer for a couple of years as earnings growth has been a little slower than normal, but our long-term view of the business remains positive and unchanged. In fact, we have added to our Fastenal position a couple of times on stock price weakness.

In last year’s shareholder letter, we discussed our Fund’s performance since inception and tied it to the underlying earnings per share growth of the companies on a weighted average basis. We then did the same for the S&P 500 as a proxy for the U.S. stock market. We do this because we believe that earnings per share growth is the largest driver of equity market returns in the long run and is an even more important driver for our Fund. There have been and will be times when stock prices can become untethered from the underlying earnings growth, but over the long haul, the fundamentals of the underlying businesses prevail. We often refer to this as “investing gravity.” Last year, our look back since the Fund’s inception in September 2010 showed that earnings for our Fund grew at more than a 16% annualized rate while our total return was around 15%. At the same time, the S&P 500 had managed only 8.6% annualized earnings growth versus its 18% annualized return. We believe the zero interest rate policy that has been adopted across the globe following the 2008-2009 global financial crisis has provided a substantial boost to equities but has been far more helpful to those companies that employ financial leverage, which are typically the antithesis of what we look for. Instead, we target financially superior, competitively advantaged businesses with modest debt levels. We believe these cheap money policies have led to asset price inflation and P/E1 multiple expansion for the S&P 500 (and other broad market indices) that will not prove sustainable over the longer term.

2

POLEN GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2015

(Unaudited)

Now we fast forward to the end of April 2015 to see if investing gravity is at all apparent. Since the Fund’s inception through April 30, 2015, our earnings growth and returns are still very similar on a compound annual basis to what they were a year ago. Our annualized Earnings per Share (“EPS”) growth since inception has ticked down slightly from a little more than 16% last year to a little greater than 15% now, while our total annualized return since inception has ticked up slightly to 16.2%. The S&P 500 by contrast has seen a deterioration in both metrics. The index’s EPS growth has slowed from 8.6% annualized last year to just 6.5% now. At the same time, the S&P’s total return has also downshifted from 18% annualized last year to 14.8% now. The S&P 500’s return is still well outstripping the earnings growth of its constituents, but we are starting to see investing gravity take hold. Fundamentals are starting to matter more.

EPS or Earnings per share serves as an indicator of a company’s profitability. EPS growth represents the underlying securities in the fund’s portfolio and does not represent the performance of the fund. Past performance is no guarantee of future results.

Our view remains that stocks should roughly track the underlying earnings growth, and as mentioned in the opening of this letter, we were pleased that our Fund’s return continues to track the underlying earnings growth of our holdings. In addition, the growth rate of our companies’ earnings are outpacing our mid-teens long-term target. As the fire power of central bank stimulus subsides, we expect to see a further separation in the performance of high-quality, cash rich companies versus their leveraged peers.

3

POLEN GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2015

(Unaudited)

Warren Buffett has been quoted as saying that “only when the tide goes out do you discover who has been swimming naked.” This quote addresses the difficulty many investors have in differentiating between great and just average or even bad companies during bull markets. The last few years have been a bull market with the extra boost from massive quantitative easing across the globe, flooding markets with cheap money. We believe this is the economic equivalent of the use of performance enhancing drugs in athletics. To make our own analogy, we would say it is only when the central bankers take away the juice that you discover which companies are truly great hitters like Ted Williams and which have been artificially outperforming like Sammy Sosa2. The ability for companies to refinance and deploy leverage at interest rates normally reserved for only the most creditworthy governments has led to low-return acquisitions and share buybacks. There are many investment decisions that can lead to earnings per share accretion when interest rates are close to zero, but over time the true returns on many of these “investments” will likely be poor. Our focus remains on owning the highest quality, consistent growth businesses at fair prices, and we will not lower our standards. The longer a bull market fueled by cheap money persists, the more cautious we typically get.

Thank you for your investment in the Polen Growth Fund.

Sincerely,

Dan Davidowitz

Damon Ficklin

This letter is intended to assist shareholders in understanding how the Fund performed during the period ended April 30, 2015 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

[1]	P/E, Multiple or Price-to-earnings ratio is used to measure the value of stocks by showing the relationship between a stock price and its company’s earnings (or profits) per share of stock.

[2]	Apologies to Chicago Cubs fans.

4

POLEN GROWTH FUND

Annual Report

Performance Data

April 30, 2015

(Unaudited)

Comparison of Change in Value of $100,000 Investment in Polen Growth Fund Institutional Class

vs Russell 1000® Growth Index and S&P 500® Index

Average Annual Total Returns for the Periods Ended April 30, 2015
	1 Year	3 Years	Since Inception*
Institutional Class	19.17%	13.16%	16.16%
S&P 500® Index	12.98%	16.73%	16.71%**
Russell 1000® Growth Index	16.67%	16.60%	17.91%**

*	The Polen Growth Fund (the “Fund”) Institutional Class commenced operations on September 15, 2010.

**	Benchmark performance is from the commencement date of the Fund only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

POLEN GROWTH FUND

Annual Report

Performance Data

April 30, 2015

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Polen Growth Fund Retail Class

vs Russell 1000® Growth Index and S&P 500® Index

Average Annual Total Returns for the Periods Ended April 30, 2015
	1 Year	3 Years	Since Inception*
Retail Class	18.87%	12.91%	13.47%
S&P 500® Index	12.98%	16.73%	14.78%**
Russell 1000® Growth Index	16.67%	16.60%	15.41%**

*	The Retail Class commenced operations on December 30, 2010.

**	Benchmark performance is from the commencement date of the Fund only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

POLEN GROWTH FUND

Annual Report

Performance Data (Concluded)

April 30, 2015

(Unaudited)

The Fund’s total annual gross and net operating expense ratios, as stated in the current prospectus dated September 1, 2014, are 1.27% and 1.00%, respectively, for the Institutional Class and 1.52% and 1.25%, respectively, for the Retail Class of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Management, LLC (“PCM“or the “Adviser”), has contractually agreed to reduce its fees or reimburse the Fund’s operating expenses in order to limit the total annual operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) to 1.00% of average daily net assets of the Fund. Total returns would be lower had such fees and expenses not been waived and/or reimbursed. This agreement will terminate on August 31, 2015, unless the Board of Trustees of the FundVantage Trust (the “Trust”) approves an earlier termination.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the S&P 500® and the Russell 1000® Growth Index. The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Growth Index companies with higher price-to-book ratios and higher forecasted growth values. It is impossible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund.

7

POLEN GLOBAL GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2015

(Unaudited)

Dear Shareholders,

We launched the Polen Global Growth Fund just a few months ago, on 30th December, 2014. Given our very long-term approach to investing, there is relatively little activity to report. Instead, in this inaugural letter, we would like to briefly explain our investment philosophy and our objectives for the Fund.

We take pride in Polen Capital’s independence. We are 100% controlled by employees. And we are quite literally a long way from Wall Street. While this suits us well, it is also fair to say that we have less to offer Wall Street than most investment firms. We prefer to do our own homework and prize the business-focused research our team of analysts generates in-house. We also prefer to make fewer and more careful decisions which typically results in low levels of trading activity. In fact we actively minimize our trading where possible as we seek to buy-and-hold great growth businesses and allow them to compound over many years.

In managing the Global strategy – effectively the second product in the firm’s 26-year history – we continue to draw on the insights and strengths that have served Polen well over many years. These strengths are reflected in a track record of investment performance that is provided on p. 8 of the Polen Growth Fund prospectus.

We share a common mission and investment philosophy with the Polen Growth Fund which invests primarily in the United States: we seek to preserve and grow our clients’ wealth over time. In other words, we maintain a strong, conservative bias to preserving wealth. With the same approach to identifying and investing in relatively few very high-quality businesses, we intend to ‘un-constrain’ a successful investment philosophy, and give it extra room to run across a much larger universe - the global universe consisting of more than 2,400 companies and $40 trillion of market capitalization. This is a very natural path for us to take, given an increasing population of best-of-breed companies growing up outside the United States. As we range across this expanded universe, we put into practice a few Polen principles which help us to keep things simple, transparent and predictable.

First, we think in terms of owning businesses, as a business owner would, instead of trading stocks. We then build the portfolio one business at a time, limiting the portfolio to approximately 25 – 40 holdings of the most durable, all-weather growth businesses we find. Given our universe we can afford to be highly selective and we typically own industry leaders, regardless of whether they are listed here in the United States or overseas. In building the portfolio, we have a strong bias to large and multi-national businesses that earn revenues across multiple countries. This is one aspect of the risk-management discipline we follow to reduce the effect of currency volatility, macroeconomic and political risks. We believe this will allow the revenue and earnings of businesses we hold to keep compounding.

Second, we expect to hold businesses we buy for a minimum of five years. Along with our exclusive focus on high-quality investing, portfolio concentration and high active share, this approach seems relatively rare among mutual funds. From our standpoint though, it frees us to think more objectively about what drives the success of a business over time and how to avoid paying the wrong price for our investment.

8

POLEN GLOBAL GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2015

(Unaudited)

Third, we adhere to a few consistent criteria – six in total - to ensure the businesses we select are not only leaders within attractive industries, but remain competitively advantaged, with financial strength to prevail through challenging times and management teams that are clearly aligned well with our clients’ interests. I look forward to the opportunity to discuss these criteria in more detail in future letters.

At Polen, we believe our success will follow our clients’ success, and our clients’ best interests should remain at the heart of any decision we make. We also remain committed to investing for our clients the same way we invest for ourselves, families and loved ones. Thank you for your investment in Polen Global Growth Fund. We appreciate your business and your trust in our firm.

Sincerely,

Julian Pick, CFA

This letter is intended to assist shareholders in understanding how the Fund performed during the period ended April 30, 2015 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

All mutual fund investing involves risk, including possible loss of principal. The Fund is new, with a limited operating history. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices.

9

POLEN GROWTH FUNDS

Funds Expense Disclosure

April 30, 2015

(Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2014 (December 30, 2014 for Polen Global Growth Fund) through April 30, 2015 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund(s) and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, each hypothetical line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

POLEN GROWTH FUNDS

Funds Expense Disclosure (Concluded)

April 30, 2015

(Unaudited)

	Polen Growth Fund
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$1,089.10	$5.18
Hypothetical (5% return before expenses)	1,000.00	1,019.84	5.01
Retail Class
Actual	$1,000.00	$1,088.20	$6.52
Hypothetical (5% return before expenses)	1,000.00	1,018.55	6.31

	Polen Global Growth Fund
	Beginning Account Value December 30, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period**
Institutional Class
Actual	$1,000.00	$1,029.00	$3.67
Hypothetical (5% return before expenses)	1,000.00	1,019.34	5.51

*

Expenses are equal to an annualized expense ratio for the six month period ended April 30, 2015 of 1.00% for Institutional Class and 1.25% for Retail Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line of each table are based on the actual six month total returns for the Fund of 8.91% and 8.82% for Institutional Class and Retail Class, respectively.

**

Expenses are equal to the annualized expense ratio for the period beginning December 30, 2014, commencement of operations, to April 30, 2015 of 1.10% for Institutional Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (122), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual total returns for the Fund since commencement of operations of 2.90% for Institutional Shares. Hypothetical expenses are as if the Institutional Class had been in existence from November 1, 2014, and are equal to the Institutional Class annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by 365 to reflect the period.

11

POLEN GROWTH FUND

Portfolio Holdings Summary Table

April 30, 2015

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Credit Services	9.1%	$36,993,093
Internet Content & Information	8.6	34,956,631
Biotechnology	8.1	32,909,289
Information Technology Services	7.9	32,225,417
Industrial Distribution	6.9	28,021,546
Footwear & Accessories	6.3	25,434,991
Medical Devices	6.1	24,782,338
Restaurants	5.8	23,358,824
Software Infrastructure	5.7	23,306,079
Business Services	5.7	23,107,779
Leisure	5.5	22,461,300
Consumer Electronics	4.8	19,619,265
Apparel Stores	4.8	19,428,089
Packaged Foods	3.7	15,088,164
Specialty Retail	3.6	14,766,914
Software Application	2.0	7,936,861
Other Assets In Excess of Liabilities	5.4	21,866,893

NET ASSETS	100.0%	$406,263,473

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

12

POLEN GROWTH FUND

Portfolio of Investments

April 30, 2015

	Number of Shares	Value

COMMON STOCKS — 94.6%
Apparel Stores — 4.8%
TJX Cos., Inc. (The)	301,024	$19,428,089

Biotechnology — 8.1%
Celgene Corp.*	125,690	13,582,061
Regeneron Pharmaceuticals, Inc.*	42,249	19,327,228

		32,909,289

Business Services — 5.7%
Automatic Data Processing, Inc.	175,757	14,858,497
FactSet Research Systems, Inc.	52,413	8,249,282

		23,107,779

Consumer Electronics — 4.8%
Apple, Inc.	156,766	19,619,265

Credit Services — 9.1%
MasterCard, Inc., Class A	90,830	8,193,774
Visa, Inc., Class A	436,023	28,799,319

		36,993,093

Footwear & Accessories — 6.3%
NIKE, Inc., Class B	257,335	25,434,991

Industrial Distribution — 6.9%
Fastenal Co.	387,646	16,521,473
WW Grainger, Inc.	46,291	11,500,073

		28,021,546

Information Technology Services — 7.9%
Accenture PLC, Class A	199,655	18,498,036
Gartner, Inc.*	165,430	13,727,381

		32,225,417

Internet Content & Information — 8.6%
Google, Inc., Class A*	25,972	14,252,654

	Number of Shares	Value

COMMON STOCKS — (Continued)
Internet Content & Information — (Continued)
Google, Inc., Class C*	38,531	$20,703,977

		34,956,631

Leisure — 5.5%
Priceline Group, Inc. (The)*	18,146	22,461,300

Medical Devices — 6.1%
Abbott Laboratories	533,872	24,782,338

Packaged Foods — 3.7%
Nestle SA, SP ADR	194,385	15,088,164

Restaurants — 5.8%
Starbucks Corp.	471,134	23,358,824

Software Application — 2.0%
Adobe Systems, Inc.*	104,350	7,936,861

Software Infrastructure — 5.7%
Oracle Corp.	534,298	23,306,079

Specialty Retail — 3.6%
O’Reilly Automotive, Inc.*	67,791	14,766,914

TOTAL COMMON STOCKS (Cost $278,334,590)		384,396,580

TOTAL INVESTMENTS - 94.6% (Cost $278,334,590)		384,396,580
OTHER ASSETS IN EXCESS OF LIABILITIES - 5.4%		21,866,893

NET ASSETS - 100.0%		$406,263,473

*	Non-income producing.

PLC             Public Limited Corporation

SP ADR      Sponsored Depositary Receipt

The accompanying notes are an integral part of the financial statements.

13

POLEN GLOBAL GROWTH FUND

Portfolio Holdings Summary Table

April 30, 2015

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Internet Software & Services	13.5%	$416,407
IT Services	13.2	407,212
Biotechnology	8.0	246,166
Specialty Retail	7.0	215,132
Trading Companies & Distributors	5.4	165,752
Insurance	5.1	156,951
Internet & Catalog Retail	5.0	152,381
Technology Hardware, Storage & Peripherals	4.7	145,168
Food Products	4.6	141,669
Semiconductors & Semiconductor Equipment	4.6	141,292
Textiles, Apparel & Luxury Goods	4.5	137,289
Health Care Equipment & Supplies	4.4	135,918
Hotels, Restaurants & Leisure	4.1	125,338
Professional Services	3.1	96,880
Household Products	2.7	82,596
Other Assets In Excess of Liabilities	10.1	309,412

NET ASSETS	100.0%	$3,075,563

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

14

POLEN GLOBAL GROWTH FUND

Portfolio of Investments

April 30, 2015

	Number of Shares	Value

COMMON STOCKS — 89.9%
Australia — 2.4%
CSL, Ltd.	1,039	$74,479

		74,479

Cayman Islands — 5.8%
Alibaba Group Holding, Ltd., SP ADR*	900	73,161
Tencent Holdings, Ltd.	5,100	105,258

		178,419

China — 3.8%
Baidu, Inc., SP ADR*	583	116,763

		116,763

Hong Kong — 5.1%
AIA Group, Ltd.	23,600	156,951

		156,951

Ireland — 3.5%
Accenture PLC, Class A	1,152	106,733

		106,733

Israel — 2.0%
Check Point Software Technologies, Ltd.*	754	62,944

		62,944

Netherlands — 1.9%
ASML Holding NV	549	58,765

		58,765

Switzerland — 7.7%
Nestle SA	1,826	141,669
SGS SA	50	96,880

		238,549

United Kingdom — 5.4%
ARM Holdings PLC	4,857	82,527
Reckitt Benckiser Group PLC	928	82,596

		165,123

	Number of Shares	Value

COMMON STOCKS — (Continued)
United States — 52.3%
Abbott Laboratories	2,928	$135,918
Apple, Inc.	657	82,224
Automatic Data Processing, Inc.	879	74,311
Celgene Corp.*	522	56,407
Facebook, Inc., Class A*	744	58,605
Fastenal Co.	1,540	65,635
Google, Inc., Class C*	253	135,781
MasterCard, Inc., Class A	859	77,490
NIKE, Inc., Class B	1,389	137,289
O’Reilly Automotive, Inc.*	534	116,321
Priceline Group, Inc. (The)*	64	79,220
Regeneron Pharmaceuticals, Inc.*	252	115,280
Starbucks Corp.	2,528	125,338
TJX Cos, Inc. (The)	1,531	98,811
Visa, Inc.	2,251	148,678
WW Grainger, Inc.	403	100,117

		1,607,425

TOTAL COMMON STOCKS (Cost $2,684,894)		2,766,151

TOTAL INVESTMENTS - 89.9% (Cost $2,684,894)		2,766,151
OTHER ASSETS IN EXCESS OF LIABILITIES - 10.1%		309,412

NET ASSETS - 100.0%		$3,075,563

*	Non-income producing.

PLC	Public Limited Corporation
SP ADR	Sponsored Depositary Receipt

The accompanying notes are an integral part of the financial statements.

15

POLEN GROWTH FUNDS

Statements of Assets and Liabilities

April 30, 2015

	Polen Growth Fund	Polen Global Growth Fund
Assets
Investments, at value (Cost $278,334,590 and $2,684,894, respectively)	$384,396,580	$2,766,151
Cash	21,608,637	348,946
Receivable for capital shares sold	602,801	—
Dividends and interest receivable	842,015	5,823
Receivable from Investment Adviser	—	11,829
Prepaid expenses and other assets	2,220	5,071

Total assets	407,452,253	3,137,820

Liabilities
Payable for capital shares redeemed	665,677	—
Payable to Investment Adviser	258,006	—
Payable for transfer agent fees	123,754	7,352
Payable for administration and accounting fees	54,917	13,909
Payable for audit fees	25,034	17,500
Payable for legal fees	18,453	5,839
Payable for printing fees	14,133	4,991
Payable for custodian fees	11,807	6,994
Payable for distribution fees	6,114	—
Payable for Trustees and Officers	—	3,379
Accrued expenses	10,885	2,293

Total liabilities	1,188,780	62,257

Net Assets	$406,263,473	$3,075,563

Net Assets Consisted of:
Capital stock, $0.01 par value	$222,224	$ 2,989
Paid-in capital	273,713,503	2,982,707
Accumulated net investment income	—	8,499
Accumulated net realized gain from investments and foreign currency transactions	26,265,756	—
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currency	106,061,990	81,368

Net Assets	$406,263,473	$3,075,563

Institutional Class:
Net asset value, offering and redemption price per share ($376,718,297 / 20,593,283 shares) and ($3,075,563 / 298,890 shares)	$18.29	$ 10.29

Retail Class:
Net asset value, offering and redemption price per share ($29,545,176 / 1,629,163 shares)	$18.14	$ —

The accompanying notes are an integral part of the financial statements.

16

POLEN GROWTH FUNDS

Statements of Operations

For the Year Ended April 30, 2015

	Polen Growth Fund	Polen Global Growth Fund*
Investment Income
Dividends	$4,014,505	$15,742
Interest	1,534	11
Less: foreign taxes withheld	(68,061)	(1,183)

Total investment income	3,947,978	14,570

Expenses
Advisory fees (Note 2)	3,597,343	7,882
Transfer agent fees (Note 2)	351,419	13,353
Administration and accounting fees	276,118	25,575
Distribution fees (Retail Shares) (Note 2)	110,939	—
Legal fees	42,909	6,509
Registration and filing fees	41,686	1,696
Trustees’ and officers’ fees (Note 2)	40,998	4,076
Printing and shareholder reporting fees	38,103	4,992
Custodian fees (Note 2)	36,107	7,079
Audit fees	26,050	17,500
Other expenses	34,754	2,007

Total expenses before waivers and reimbursements	4,596,426	90,669

Less: waivers and reimbursements (Note 2)	(887,965)	(80,469)

Net expenses after waivers and reimbursements	3,708,461	10,200

Net investment income	239,517	4,370

Net realized and unrealized gain/(loss) from investments
Net realized gain from investments	37,906,568	—
Net realized loss from foreign currency transactions	—	(958)
Net change in unrealized appreciation/(depreciation) on investments	24,775,320	81,257
Net change in unrealized appreciation/(depreciation) on foreign currency translations	—	111

Net realized and unrealized gain on investments	62,681,888	80,410

Net increase in net assets resulting from operations	$62,921,405	$84,780

* The Polen Global Growth Fund commenced operations on December 30, 2014.

The accompanying notes are an integral part of the financial statements.

17

POLEN GROWTH FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
Increase in Net Assets from Operations:
Net investment income	$239,517	$386,535
Net realized gain from investments	37,906,568	29,831,197
Net change in unrealized appreciation/(depreciation) on investments	24,775,320	24,808,081

Net increase in net assets resulting from operations	62,921,405	55,025,813

Less Dividends and Distributions to Shareholders from:
Net investment income:
Institutional Class	(319,864)	(601,585)
Retail Class	—	(43,205)

Total net investment income	(319,864)	(644,790)

Net realized capital gains:
Institutional Class	(22,648,001)	(3,236,891)
Retail Class	(2,035,860)	(988,965)

Total net realized capital gains	(24,683,861)	(4,225,856)

Net decrease in net assets from dividends and distributions to shareholders	(25,003,725)	(4,870,646)

Increase/(Decrease) in Net Assets Derived from Capital Share Transactions (Note 4)	36,804,644	(113,880,920)

Total increase/(decrease) in net assets	74,722,324	(63,725,753)

Net assets
Beginning of year	331,541,149	395,266,902

End of year	$406,263,473	$331,541,149

Accumulated net investment income, end of year	$—	$319,860

The accompanying notes are an integral part of the financial statements.

18

POLEN GLOBAL GROWTH FUND

Statement of Changes in Net Assets

For the Period Ended April 30, 2015*
Increase/(decrease) in Net Assets from Operations:
Net investment income	$4,370
Net realized loss from investments and foreign currency transactions	(958)
Net change in unrealized appreciation/(depreciation) on investments	81,368

Net increase in net assets resulting from operations	84,780

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	2,990,783

Total increase in net assets	3,075,563

Net assets
Beginning of period	—

End of period	$3,075,563

Accumulated net investment income, end of period	$8,499

* The Polen Global Growth Fund commenced operations on December 30, 2014.

The accompanying notes are an integral part of the financial statements.

19

POLEN GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the	For the	For the	For the	For the Period
	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended to April 30, 2012	September 15, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$16.45	$14.17	$13.79	$12.10	$10.00

Net investment income/(loss)(1)	0.02	0.03	0.03	— (2)	(0.02)
Net realized and unrealized gain on investments	3.09	2.48	0.40	1.68	2.11

Net increase in net assets resulting from operations	3.11	2.51	0.43	1.68	2.09

Dividends and distributions to shareholders from:
Net investment income	(0.02)	(0.04)	—	—	—
Net realized capital gains	(1.25)	(0.20)	(0.06)	— (2)	—	(2)

Total dividends and distributions to shareholders	(1.27)	(0.24)	(0.06)	—	—
Redemption fees	— (2)	0.01	0.01	0.01	0.01

Net asset value, end of period	$18.29	$16.45	$14.17	$13.79	$12.10

Total investment return(3)	19.17%	17.84%	3.19%	13.97%	21.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$376,718	$252,108	$294,408	$215,387	$5,168
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.25%	1.27%	1.26%	1.44%	8.23	%(4)
Ratio of net investment income/(loss) to average net assets	0.10%	0.17%	0.24%	(0.01)%	(0.27	)%(4)
Portfolio turnover rate	33.44%	39.52%	51.04%	35.48%	25.55	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the relevant period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

20

POLEN GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Retail Class Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Retail Class
	For the	For the	For the	For the	For the Period
	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012	December 30, 2010* April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$16.35	$14.09	$13.74	$12.09	$11.44

Net investment loss(1)	(0.02)	(0.01)	— (2)	(0.03)	(0.02)
Net realized and unrealized gain on investments	3.06	2.47	0.40	1.67	0.66

Net increase in net assets resulting from operations	3.04	2.46	0.40	1.64	0.64

Dividends and distributions to shareholders from:
Net investment income	—	(0.01)	—	—	—
Net realized capital gains	(1.25)	(0.20)	(0.06)	— (2)	—

Total dividends and distributions to shareholders	(1.25)	(0.21)	(0.06)	—	—

Redemption fees	— (2)	0.01	0.01	0.01	0.01

Net asset value, end of period	$18.14	$16.35	$14.09	$13.74	$12.09

Total investment return(3)	18.87%	17.59%	2.98%	13.65%	5.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,545	$79,433	$100,859	$101,396	$7,133
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.50%	1.52%	1.51%	1.74%	6.35	%(4)
Ratio of net investment loss to average net assets	(0.14)%	(0.08)%	(0.01)%	(0.26)%	(0.50	)%(4)
Portfolio turnover rate	33.44%	39.52%	51.04%	35.48%	22.55	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the relevant period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

21

POLEN GLOBAL GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for each Institutional Class Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Period
	December 30, 2014* to April 30, 2015
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income(1)	0.02
Net realized and unrealized gain on investments	0.27

Net increase in net assets resulting from operations	0.29

Dividends and distributions to shareholders from:
Net investment income	—

Net asset value, end of period	$10.29

Total investment return(2)	2.90%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$3,076
Ratio of expenses to average net assets	1.10	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	9.78	%(3)
Ratio of net investment income to average net assets	0.47	%(3)
Portfolio turnover rate	—

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

22

POLEN GROWTH FUNDS

Notes to Financial Statements

April 30, 2015

1. Organization and Significant Accounting Policies

The Polen Growth Fund and the Polen Global Growth Fund (the “Funds”) are non-diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on September 15, 2010 and December 30, 2014, respectively. The Funds are separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Funds offer two separate classes of shares, Retail Class and Institutional Class. The Retail Class has not been issued as of April 30, 2015 for the Polen Global Growth Fund.

Portfolio Valuation — The Funds’ net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

23

POLEN GROWTH FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2015, in valuing the Funds’ investments carried at fair value:

Funds	Total Value at 4/30/15	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Polen Growth Fund
Investments in Securities*	$384,396,580	$384,396,580	$—	$—

Polen Global Growth Fund
Australia	$74,479	$—	$74,479	$—
Cayman Islands	178,419	73,161	105,258	—
China	116,763	116,763	—	—
Hong Kong	156,951	—	156,951	—
Ireland	106,733	106,733	—	—
Israel	62,944	62,944	—	—
Netherlands	58,765	58,765	—	—
Switzerland	238,549	—	238,549	—
United Kingdom	165,123	—	165,123	—
United States	1,607,425	1,607,425	—	—

Total	$2,766,151	$2,025,791	$740,360	$—

* Please refer to Portfolio of Investments for details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

24

POLEN GROWTH FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Funds to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Funds to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Funds had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to their net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Funds had an amount of total transfers during the reporting period that was meaningful in relation to their net assets as of the end of the reporting period.

For the period ended April 30, 2015, there were no transfers between Levels 1, 2 and 3 for the Funds.

Use of Estimates — The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Distribution (12b-1) fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are generally allocated to each class of each Fund based upon the relative daily net assets of each class of each Fund. General expenses of the Trust are generally allocated to each Fund in proportion to its relative daily net assets. Expenses directly attributable to a particular Fund in the Trust are charged directly to

25

POLEN GROWTH FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

that Fund. The Funds’ investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and are recorded on ex-date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Funds’ intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Currency Risk — The Funds invest in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Funds may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Funds’ NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Funds is determined on the basis of U.S. dollars, the Funds may lose money by investing in a foreign security if the local currency of a foreign market depreciates against

26

POLEN GROWTH FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

the U.S. dollar, even if the local currency value of the Funds’ holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Funds’ holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

2. Transactions with Affiliates and Related Parties

Polen Capital Management, LLC (“PCM” or the “Adviser”) serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.00% and 0.85% of the average daily net assets of the Polen Growth Fund and the Polen Global Growth Fund, respectively. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Funds to the extent necessary to ensure that the Funds’ total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.00% (on an annual basis) of the Polen Growth Fund’s and 1.10% of the Polen Global Growth Fund’s, average daily net assets (the “Expense Limitations”). The Expense Limitations will remain in place until August 31, 2015 with respect to the Polen Growth Fund and August 31, 2018 with respect to the Polen Global Growth Fund, unless the Board of Trustees approves its earlier termination.

As of April 30, 2015, investment advisory fees payable to the Adviser were $258,006 for the Polen Growth Fund. For the Polen Global Growth Fund, waived expenses due from the Adviser were $11,829. For the year ended April 30, 2015, the Adviser waived fees of $887,965 and $80,469 for the Polen Growth Fund and Polen Global Growth Fund, respectively.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets and is subject to certain minimum monthly fees. For providing transfer agency services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

27

POLEN GROWTH FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Funds.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Retail Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Retail Shares plan, the Funds compensate the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Funds’ Retail Shares.

The Trustees of the Trust who are not officers or employees of an investment adviser, sub-adviser or other service provider to the Trust receive compensation in the form of an annual retainer and per meeting fees for their services as a Trustee. The remuneration paid to the Trustees by the Funds during the year ended April 30, 2015 was $21,216 and $654 for the Polen Growth Fund and Polen Global Growth Fund, respectively. Certain employees of BNY Mellon serve as Officers of the Trust. They are not compensated by the Funds or the Trust.

3. Investment in Securities

For the period ended April 30, 2015, aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Polen Growth Fund	$121,612,359	$115,610,198
Polen Global Growth Fund	$2,684,894	$—

28

POLEN GROWTH FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

4. Capital Share Transactions

For the period ended April 30, 2015 and the year ended April 30, 2014, transactions in capital shares (authorized shares unlimited) were as follows:

	Polen Growth Fund
	For the Period Ended		For the Year Ended
	April 30, 2015		April 30, 2014
	Shares	Amount	Shares	Amount
Institutional Class
Sales	8,166,603	$141,505,419	6,382,555	$95,495,153
Reinvestments	1,202,308	21,136,582	171,648	2,667,403
Redemption Fees*	—	13,873	—	93,690
Redemptions	(4,099,281)	(71,472,126)	(12,001,484)	(179,023,585)

Net increase/(decrease)	5,269,630	$91,183,748	(5,447,281)	$(80,767,339)

Retail Class
Sales	200,075	$3,427,055	996,726	$14,719,305
Reinvestments	116,473	2,032,445	66,454	1,027,385
Redemption Fees*	—	1,657	—	29,053
Redemptions	(3,547,006)	(59,840,261)	(3,359,746)	(48,889,324)

Net increase/(decrease)	(3,230,458)	$(54,379,104)	(2,296,566)	$(33,113,581)

Total net increase/(decrease)	2,039,172	$36,804,644	(7,743,847)	$(113,880,920)

	Polen Global Growth Fund**
	For the Period Ended
	April 30, 2015
	Shares	Amount
Institutional Class
Sales	298,890	$2,990,783
Reinvestments	—	—
Redemptions	—	—

Total net increase	298,890	$2,990,783

*

There is a 2.00% redemption fee that may be charged on shares redeemed within the first 60 days of their acquisition. The redemption fees are retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in capital.

**	The Polen Global Growth Fund commenced operations on December 30, 2014.

29

POLEN GROWTH FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

As of April 30, 2015, the following Fund had shareholders that held 10% or more of the outstanding shares of the Funds:

Polen Global Growth Fund (Affiliated Shareholders)	91%

5. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the year ended April 30, 2015, the adjustments to the Polen Growth Fund were to decrease undistributed net investment income by $239,513 and increase accumulated net realized gain by $239,513. The adjustments to the Polen Global Growth Fund were to decrease the paid in capital by $5,087, increase undistributed net investment income by $4,129 and increase accumulated net realized gain by $958. These reclassifications, which have no impact on the NAV of the Fund, are primarily attributable to redesignations of distributions for the Polen Growth Fund and disallowance of expense for the Polen Global Growth Fund.

For the year ended April 30, 2015, the tax character of distributions paid by the Polen Growth Fund was $3,659,972 of ordinary income dividends and long-term capital gains of $21,343,753. For the year ended April 30, 2014, the tax character of distributions paid by the Fund was $644,790 of ordinary income dividends and long-term capital gains of $4,225,856. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes. There were no distributions paid by the Polen Global Growth Fund.

As of April 30, 2015 the components of distributable earnings on a tax basis were as follows:

	Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation
Polen Growth Fund	$—	$—	$27,328,520	$104,999,226
Polen Global Growth Fund	$—	$8,499	$—	$ 81,368

30

POLEN GROWTH FUNDS

Notes to Financial Statements (Concluded)

April 30, 2015

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2015, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Polen Growth Fund	$279,397,353	$108,169,341	$(3,170,114)	$104,999,227
Polen Global Growth Fund	2,684,894	150,623	(69,366)	81,257

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2015, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2015. For the year ended April 30, 2015, the Funds had no loss deferrals.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2015 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2015, the funds did not have any capital loss carryforwards.

6. Subsequent Event

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

31

POLEN GROWTH FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the Polen Growth Fund and the Polen Global Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Polen Growth Fund and the Polen Global Growth Fund (the “Funds”) at April 30, 2015, the results of each of their operations for the periods then ended, the changes in each of their net assets and the financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 26, 2015

32

POLEN GROWTH FUNDS

Shareholder Tax Information

(Unaudited)

The Funds are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise their shareholders of the U.S. federal tax status of distributions received by the Funds’ shareholders in respect of such fiscal year. During the year ended April 30, 2015, the Polen Growth Fund paid $3,659,972 of ordinary income dividends and $21,343,753 of long term capital gain dividends to its shareholders. Preceding information for the Polen Growth Fund dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Polen Growth Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for corporate dividends received deduction for the Polen Growth Fund, and the Polen Global Growth Fund, is 100% and 0%, respectively.

The percentage of qualified interest Income related to dividends not subject to withholding tax for non-resident aliens and foreign corporations for the Polen Growth Fund, and the Polen Global Growth Fund, is 0.08% and 0%, respectively.

The Polen Growth Fund designates 14% of the ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2015. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2016.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

33

POLEN GROWTH FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 678-6024 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Advisory Agreement

At an in-person meeting held on September 22-23, 2014 (the “Meeting”), the Board of Trustees (the “Board” or “Trustees”) of FundVantage Trust (“Trust”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Trustees”), unanimously approved the advisory agreement between Polen Capital Management, LLC (the “Adviser” or “Polen”) and the Trust on behalf of the Polen Global Growth Fund (the “Fund”) (“Agreement”) for an initial two year period. In determining whether to approve the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) the services to be performed for the Fund, (ii) the size and qualifications of the Adviser’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) investment performance, (v) the capitalization and financial condition of the Adviser, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Fund and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund, and (x) compliance with the federal securities laws and other regulatory requirements. The Adviser also provided its most recent Form ADV for the Trustees’ review and consideration. The Trustees also received and reviewed a memorandum from legal counsel regarding the legal standards applicable to their review of the Agreement.

34

POLEN GROWTH FUNDS

Other Information

(Unaudited)

Representatives from Polen attended the meeting both in person and telephonically and discussed Polen’s history, performance and investment strategy in connection with the proposed continuation of the Agreement and answered questions from the Board.

The Trustees considered that the proposed strategy for the Fund was new, and therefore did not have historical performance.

The Adviser provided information regarding its proposed advisory fees and an analysis of these fees in relation to the delivery of services to be provided to the Fund and any other ancillary benefits resulting from the Adviser’s relationship with the Fund. Information was presented at the Meeting with respect to the Lipper Global Large Cap Growth Category and the median fee for such category, indicating that the advisory fee was in line with the median for such category.

The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of senior personnel. In evaluating the quality of services to be provided by the Adviser, the Board took into account its familiarity with the Adviser’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Adviser’s compliance policies and procedures and reports regarding the Adviser’s compliance operations from the Trust’s Chief Compliance Officer. The Board also considered any potential conflicts of interest that may arise in a portfolio manager’s management of the Fund’s investments on the one hand, and the investments of other accounts, on the other. The Trustees reviewed the services to be provided to the Fund by the Adviser and concluded that the nature, extent and quality of the services provided were appropriate and consistent with the terms of the Agreement, that the quality of the proposed services appeared to be consistent with industry norms and that the Fund is likely to benefit from the provision of those services. They also concluded that the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated its ability to attract and retain qualified personnel.

The Trustees considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Fund, as well as its profitability. The Trustees were provided with the Adviser’s balance sheet and profit and loss statement as of December 31, 2013. The Trustees noted that the Adviser’s level of profitability is an appropriate factor to consider, and the Trustees should be satisfied that the Adviser’s profits are sufficient to continue as a healthy concern generally and as investment adviser of the Fund specifically. The Trustees concluded that the Adviser’s contractual advisory fee level was reasonable in relation to the nature and quality of the services proposed to be provided, taking into account projected growth of the Fund.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Trustees noted that economies of scale may be achieved at higher asset

35

POLEN GROWTH FUNDS

Other Information

(Unaudited) (Concluded)

levels for the Fund for the benefit of fund shareholders but that because such economies of scale did not yet exist and were not likely to exist in the near term, it was not appropriate to incorporate a mechanism for sharing the benefit of such economies with Fund shareholders in the advisory fee structure at this time.

In voting to approve the Agreement, the Board considered all factors it deemed relevant and the information presented to the Board by the Adviser. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the approval of the Agreement would be in the best interests of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the Agreement with respect to the Fund for an initial two year period.

36

POLEN GROWTH FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 678-6024.

37

POLEN GROWTH FUNDS

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Funds contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 678-6024.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	38	Optimum Fund Trust (registered investment company) (6 portfolios).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	38	None

38

POLEN GROWTH FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	38	None

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	38	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

39

POLEN GROWTH FUNDS

Fund Management (Continued)

(Unaudited)

INTERESTED TRUSTEE[1]

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	38	None

[1]

Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

40

POLEN GROWTH FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.

JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.

DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.

Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

41

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[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser

Polen Capital Management, LLC

1825 NW Corporate Blvd.

Suite 300

Boca Raton, FL 33431

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

Polen Growth Fund

Polen Global Growth

Fund

of

FundVantage Trust

Institutional Class

Retail Class

ANNUAL REPORT

April 30, 2015

This report is submitted for the general information of the shareholders of the Polen Growth Fund and the Polen Global Growth Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Polen Growth Fund and the Polen Global Growth Fund.

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Investment Adviser’s Report

April 30, 2015

(Unaudited)

Dear Fellow Shareholder:

We are pleased to report that the Private Capital Management Value Fund (the “Fund”) achieved strong results for the year ended April 30, 2015. Class I shares (VFPIX) returned 19.41%, comparing favorably to the S&P 500 Index which gained 12.98% over the twelve month period and the Russell 2000 Index which rose 9.71%

During the year a number of the Fund’s holdings enjoyed rapid appreciation, with several approaching or reaching our estimate of their intrinsic value and others outstripping our targeted allocation levels. Accordingly, the last few months have included a number of sales of Fund holdings, resulting in a higher cash balance at the close of the fiscal year.

While there are several important inferences that may be derived from higher cash levels, you should not surmise that this is a “market call” or that it represents a bearish outlook for equities overall. Although there are some salient reasons to expect greater volatility ahead, valuation discipline, in both the buying and selling of stocks, is a key attribute to our investment approach; the redeployment of cash is a stock-specific process.

Since our founding, Private Capital Management has been consistently focused on an absolute positive rate of return objective. In stark contrast to strategies that attempt to match or outperform a market benchmark, our approach – from idea generation to ultimate capital deployment – is designed first and foremost to try and protect capital by identifying equities trading at a deep discount to intrinsic value.

While stock prices can and will vary during periods of market volatility, true intrinsic undervaluation – when empirically supported by rigorous discretionary cash flow analysis – provides foundational protection against capital dissipation if given sufficient time.

Valuation discipline is key to what we do. The likelihood of achieving an attractive rate of return over a five year period (our investment horizon) is substantially influenced by the starting discount to fair value. If one begins with a portfolio of “fifty-cent dollars” and the businesses are, at a minimum, not decreasing in value, the statistical probabilities are favorable that over a three-to-five year timeframe more than enough will go right to drive performance that meets our return goals.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 568-1267. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

1

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2015

(Unaudited)

We revisit this part of our investment approach because it contextualizes our view of the challenges and opportunities that lie ahead. For the first four months of 2015, U.S. equity markets largely have been range-bound, which means that stock selection has been the key performance differentiator so far this year. In our view, a transition to a “stock-picker’s market” is a salutary event not only for investors inclined towards security selection, but also for the U.S. economy as a whole.

The Great Recession precipitated a ferocious sell-off in the stock market that remains an acute and painful memory for investors. With the benefit of hindsight, it is now clear that the “rally off the bottom” that began in 2009 was a bet on the structural viability of the U.S. economy, aided and abetted by a Federal Reserve determined to prevent a deflationary downward spiral. Controversial as it was at the time, it appears that Ben Bernanke’s quantitative easing was in fact an appropriate medicinal. Again, in retrospect, it also appears clear that during that period of force majeure, the courage to own equities at all was rewarded in an almost equivalent measure to attempting to optimize via stock selection.

As the market has continued to appreciate steadily since 2012, some pundits now speak as if recent highs represent a resurrection of speculative excess. We would argue that while equities no longer broadly offer the valuation opportunity of a few years ago, they remain comfortably removed from “bubble” valuations.

In our opinion, the journey to this point has been one of normalization. The U.S. economy continues to slowly recover from the Great Recession. The reality is that Federal Reserve policies caused financial assets to lead the recovery. These policies have fostered considerable wealth creation for the “investor class” while those not so well situated have continued to struggle. Whether there were other viable alternatives to re-inflate the economy is a subject for historians and academics. Our intuition lies not within the political debate about inequality, but with the wisdom of the market as a predictive discounting mechanism. The rally that began in early 2009 anticipated “green shoots” that did not become clearly visible until 2011. From 2011 onward, the market climbed steadily as the economic firmament and corporate earnings improved. All of which leads us to the question – where do we go from here?

Despite rather punk statistics for the first quarter of 2015, from our grassroots perspective the U.S. economy is continuing to strengthen. There are some interesting countervailing forces at work. A dramatic decline in the price of oil, while tantamount to a tax cut for much of our population, has been accompanied by a sharp rise in the value of the U.S. dollar. The latter makes U.S. exports less competitive, creating a headwind for expansion. Ironically, as many market prognosticators labor to pinpoint the timing of an interest rate rise, the inverse move in oil and the dollar may offset each other sufficiently to encourage a favorable, balanced and moderate global economic environment for some time. Meanwhile the Federal Reserve must be mindful not to increase rates too soon or too aggressively, as doing so could result in excessive strength in the dollar.

2

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2015

(Unaudited)

In the meantime, the weak euro is proving to be the right tonic for struggling European economies. However, their newfound currency advantage is being mitigated somewhat by the recent rebound in the price of oil, which is denominated in dollars. That said, a whole host of European leading indicators have improved this year versus their trajectory in 2014.

So the U.S. economy is improving, but not too rapidly. Europe is mending, but it is not yet out-of-the-woods, still struggling with the on-again, off-again issue of a Greek exit. Half of the world seems to be worrying about deflation, while back in the U.S. our focus is when interest rates will need to rise to forestall inflation. If one takes a step back and looks at the situation dispassionately, the environment neither beggars great optimism nor portends grave concern. With a market that is more or less fairly valued it is unsurprising that the broad indices have been churning in place.

Such defines a “stock-picker’s market,” which is obviously to the liking of a due-diligence oriented, fundamentals-driven value investor like Private Capital Management. However, as we stated above, this environment is also positive for the U.S. economy. Why? Our view is that the expanding normalization of economic activity worldwide suggests that the crisis that began back in 2007 is truly past. This contrasts well with the psychological overhang that existed for much of the last half-decade, when there was a palpable sense of unease in both the economy and financial markets that a crisis was just one “black swan” away.

While the stock market did an excellent job of climbing this proverbial “wall of worry,” the real economy suffered under the weight of a crisis mentality. Animal instincts were restrained, hiring decisions were delayed, capital investments were deferred and job insecurity enabled employers to limit wage increases. Viewed from this perspective, broadening political debate about the decline of the American middle class – by presidential candidates from both the left and right – provides an important intuition: the post-crisis economy is becoming strong enough to sustain higher wages and the re-absorption of sidelined human capital back into the workforce.

Further traction in the labor market, coupled with accelerating wage growth, will prove beneficial for the consumer-driven U.S. economy. However, the concomitant need for the Federal Reserve to begin normalizing interest rates will likely be greeted with consternation by investors in both the bond and equity markets. Predictably, there will be much handwringing and doom-mongering from the pundits. In our view the digestive process of this return to normalcy will almost certainly create greater volatility in the financial markets.

The oft-quoted adage “don’t fight the Fed” – which is a historically valid kernel of market wisdom – suggests that investors should sell stocks when the Federal Reserve begins raising rates or “tightening monetary policy.” Typically, late in an economic expansion factory capacity begins to peak, commodity prices are accelerating upward, wage pressures are building across the economy, and the Fed feels the need to tighten monetary policy before inflationary pressures get out of hand. This type of tightening cycle often presages a recession and, in juxtaposition to our current view, implies declining corporate earnings and increased value for long-duration bonds, which under normal circumstances would be priced to reflect existing inflationary pressures.

3

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2015

(Unaudited)

In contrast, we adamantly believe that the impending transition of financial markets from dependence on central banks for “free money in copious supply” back to a more normal environment should be celebrated rather than feared by equity investors.

Businesses, particularly those targeted by a cash-flow oriented value discipline such as ours, benefit from an improving economic outlook through greater earnings power. Thus, as noted above, if earnings power expands faster than interest rates rise, an equity can become more valuable.

Moreover, in stark contrast to the typical “don’t fight the Fed” cycle, commodity prices – witness oil – have fallen, factory utilization remains modest, wage pressures are minimal and workforce participation is low. Our Fed and central banks worldwide are desperate to nurture the glowing embers of economic recovery, not put the fire out.

We hope this discussion provides some clarity into the road ahead and helps explain why we remain fundamentally positive in our outlook for the Private Capital Management Value Fund.

We appreciate your continued support.

Private Capital Management

Mutual Fund investing involves risk and it is possible to lose money by investing in a fund. The Fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than a more diversified fund causing its value to fluctuate more widely. The Fund may engage in strategies that are considered risky or invest in stocks of companies that are undervalued which may cause greater volatility and less liquidity. The above commentary is for informational purposes only and investors should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. This report is not authorized for distribution unless preceded or accompanied by a current prospectus for the Private Capital Management Value Fund. The prospectus contains this and other important information about the Fund. Read it carefully before investing.

Shares of the Private Capital Management Value Fund are distributed by Foreside Funds Distributors LLC, not an adviser affiliate.

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2015 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks.

4

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Report

Performance Data

April 30, 2015

(Unaudited)

Comparison of Change in Value of $25,000 Investment in Class A of the Private Capital Management Value Fund

vs. Standard & Poor’s 500® Composite Stock Price Index (“S&P 500®”) and Russell 2000® Index

The Fund’s growth of an assumed $25,000 investment is adjusted for the maximum sales charge of 5.00%. This results in a net initial investment of $23,750.

Average Annual Total Returns for the Periods Ended April 30, 2015
	1 Year	3 Years	Since Inception*
Class A (without sales charge)	19.11%	16.66%	15.92%
Class A (with sales charge)	13.14%	14.67%	14.63%
S&P 500 Index	12.98%	16.73%	16.13%**
Russell 2000 Index	9.71%	15.87%	15.00%**

*	Class A Shares of the Private Capital Management Value Fund (the “Fund”) commenced operations on October 6, 2010.

**	Benchmark performance is from the commencement date of Class A Shares (October 6, 2010) only and is not the commencement date of the benchmark itself.

Class A Shares of the Fund have a 5.00% maximum sales charge.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 568-1267. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Report

Performance Data (Continued)

April 30, 2015

(Unaudited)

Comparison of Change in Value of $750,000 Investment in Class I* of the Private Capital Management Value Fund

vs. S&P 500® and Russell 2000® Indexes

Average Annual Total Returns for the Periods Ended April 30, 2015
	1 Year	3 Years	5 Years	10 Years
Class I *	19.41%	16.94%	13.57%	6.49%
S&P 500 Index	12.98%	16.73%	14.33%	8.32%
Russell 2000 Index	9.71%	15.87%	12.73%	9.18%

*

Performance shown for the period from April 30, 2005 to May 28, 2010 is the performance of a corporate defined contribution plan account (the “Predecessor Account”), which transferred its assets to the Fund in connection with the Fund’s commencement of operations on May 28, 2010. Performance from May 28, 2010 to April 30, 2015 is from the performance of the Class I Shares. The Predecessor Account was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Predecessor Account had been registered under the 1940 Act, its performance may have been different.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 568-1267. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Report

Performance Data (Concluded)

April 30, 2015

(Unaudited)

The Fund’s total annual gross and net operating expense ratios are 1.74% and 1.25%, respectively, for Class A Shares and 1.49% and 1.00%, respectively, for Class I Shares of the Fund’s average daily net assets. These ratios are stated in the current prospectus dated September 1, 2014, and may differ from the actual expenses incurred by the Fund for the period covered by this report. Private Capital Management, LLC, (the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.00% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). This agreement will terminate on August 31, 2015, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves an earlier termination. Total return would be lower had such fees and expenses not been waived and/or reimbursed.

A 2.00% redemption fee applies to shares redeemed within 30 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) and the Russell 2000® Index. The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 2000® Index is an unmanaged index measuring the performance of the 2,000 smallest companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. It is impossible to invest directly in an index.

7

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Expense Disclosure

April 30, 2015

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees, if any, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2014, through April 30, 2015 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, and redemption fees. Therefore, each hypothetical line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Expense Disclosure (Concluded)

April 30, 2015

(Unaudited)

	Private Capital Management Value Fund

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period*
Class A
Actual	$1,000.00	$1,078.70	$6.44
Hypothetical (5% return before expenses)	1,000.00	1,018.60	6.26
Class I
Actual	$1,000.00	$1,080.00	$5.16
Hypothetical (5% return before expenses)	1,000.00	1,019.84	5.01

*

Expenses are equal to an annualized expenses ratio for the six-month period ended April 30, 2015 of 1.25% and 1.00% for Class A and Class I Shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in each table are based on the actual six month total return for the Fund of 7.87% and 8.00% for Class A and Class I Shares, respectively.

9

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Portfolio Holdings Summary Table

April 30, 2015

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Consumer Discretionary	22.0%	$15,627,291
Health Care	17.6	12,481,425
Information Technology	17.1	12,157,245
Financials	11.9	8,429,148
Industrials	6.0	4,302,827
Materials	4.5	3,230,896
Energy	2.7	1,908,890
Consumer Staples	2.2	1,577,137
Utilities	2.1	1,497,174
Other Assets in Excess of Liabilities	13.9	9,899,848

NET ASSETS	100.0%	$71,111,881

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

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PRIVATE CAPITAL MANAGEMENT VALUE FUND

Portfolio of Investments

April 30, 2015

	Number of Shares	Value

COMMON STOCKS — 86.1%
Consumer Discretionary — 22.0%
Advance Auto Parts, Inc.	10,975	$1,569,425
American Public Education, Inc.*	58,950	1,644,116
Ascena Retail Group, Inc.*	93,750	1,405,312
Carrols Restaurant Group, Inc.*	210,300	1,901,112
DeVry Education Group, Inc.	28,975	876,204
Fiesta Restaurant Group, Inc.*	30,745	1,554,160
Gildan Activewear, Inc. (Canada)	35,150	1,114,606
GNC Holdings, Inc., Class A	32,175	1,385,134
Rent-A-Center, Inc.	38,500	1,139,600
Stoneridge, Inc.*	104,363	1,256,531
Visteon Corp.*	17,565	1,781,091

		15,627,291

Consumer Staples — 2.2%
SpartanNash Co.	52,275	1,577,137

Energy — 2.7%
Golar LNG, Ltd. (Bermuda)	25,200	907,074
Noble Corp. PLC (United Kingdom)	57,875	1,001,816

		1,908,890

Financials — 11.9%
Charter Financial Corp.	56,000	670,320
INTL FCStone, Inc.*	66,583	2,137,314
Northrim BanCorp, Inc.	29,700	740,124
Oppenheimer Holdings, Inc., Class A	33,943	810,898

	Number of Shares	Value

COMMON STOCKS — (Continued)
Financials — (Continued)
Raymond James Financial, Inc.	19,600	$1,107,988
State Bank Financial Corp.	34,000	680,340
Suffolk Bancorp	16,500	395,340
Synovus Financial Corp.	24,014	664,227
Valley National Bancorp	65,059	613,506
Willis Group Holdings PLC (Ireland)	12,525	609,091

		8,429,148

Health Care — 17.6%
Actavis PLC (Ireland)*	9,512	2,690,564
Alere, Inc.*	51,750	2,457,090
Universal Health Services, Inc., Class B	13,900	1,625,605
Valeant Pharmaceuticals International, Inc. (Canada)*	20,250	4,392,832
Zimmer Holdings, Inc.	11,975	1,315,334

		12,481,425

Industrials — 6.0%
Aerojet Rocketdyne Holdings, Inc.*	62,450	1,227,767
Air Transport Services Group, Inc.*	125,900	1,173,388
MSA Safety, Inc.	13,575	620,920
Progressive Waste Solutions Ltd. (Canada)	21,500	621,565
Titan International, Inc.	28,750	298,712
Triumph Group, Inc.	6,085	360,475

		4,302,827

Information Technology — 17.1%
ACI Worldwide, Inc.*	53,000	1,220,590
CA, Inc.	53,432	1,697,535

The accompanying notes are an integral part of the financial statements.

11

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Portfolio of Investments (Concluded)

April 30, 2015

	Number of Shares	Value

COMMON STOCKS — (Continued)
Information Technology — (Continued)
Electro Rent Corp.	54,880	$594,899
Global Cash Access Holdings, Inc.*	89,671	663,566
Imation Corp.*	184,640	755,178
Mentor Graphics Corp.	74,625	1,785,776
Quantum Corp.*	536,075	1,077,511
QuinStreet, Inc.*	258,786	1,405,208
VASCO Data Security International, Inc.*	116,325	2,956,982

		12,157,245

Materials — 4.5%
Celanese Corp.	16,525	1,096,599
Pope Resources LP	12,100	774,642
Tronox Ltd., Class A (Australia)	64,900	1,359,655

		3,230,896

Utilities — 2.1%
National Fuel Gas Co.	23,230	1,497,174

TOTAL COMMON STOCKS (Cost $40,493,994)		61,212,033

Value

TOTAL INVESTMENTS - 86.1% (Cost $40,493,994)	$61,212,033
OTHER ASSETS IN EXCESS OF LIABILITIES - 13.9%	9,899,848

NET ASSETS - 100.0%	$71,111,881

*	Non-income producing.

PLC  Public Limited Company

The accompanying notes are an integral part of the financial statements.

12

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Statement of Assets and Liabilities

April 30, 2015

Assets
Investments, at value (Cost $40,493,994)	$61,212,033
Cash	9,698,499
Receivable for capital shares sold	312,764
Dividends and interest receivable	26,661
Prepaid expenses and other assets	19,881

Total assets	71,269,838

Liabilities
Payable for capital shares redeemed	45,615
Payable to Investment Adviser	30,968
Payable for transfer agent fees	16,398
Payable for administration and accounting fees	15,699
Payable for custodian fees	2,460
Accrued expenses	46,817

Total liabilities	157,957

Net Assets	$71,111,881

Net Assets Consisted of:
Capital Stock, $0.01 par value	$41,354
Paid-in capital	45,768,745
Accumulated net investment income	161,574
Accumulated net realized gain from investments	4,422,169
Net unrealized appreciation on investments	20,718,039

Net Assets	$71,111,881

Class A:
Net asset value and redemption price per share ($8,042,432 / 471,188 shares)	$17.07

Maximum offering price per share (100/95 of $17.07)	$17.97

Class I:
Net asset value, offering and redemption price per share ($63,069,449 / 3,664,202 shares)	$17.21

The accompanying notes are an integral part of the financial statements.

13

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Statement of Operations

For the Year Ended April 30, 2015

Investment Income
Dividends	$644,275
Less: foreign taxes withheld	(3,580)

Total investment income	640,695

Expenses
Advisory fees (Note 2)	548,835
Transfer agent fees (Note 2)	80,824
Administration and accounting fees (Note 2)	76,017
Registration and filing fees	48,956
Legal fees	37,683
Audit fees	25,035
Trustees’ and officers’ fees (Note 2)	20,754
Printing and shareholder reporting fees	19,260
Custodian fees (Note 2)	16,068
Distribution fees (Class A) (Note 2)	15,874
Other expenses	9,718

Total expenses before waivers and reimbursements	899,024

Less: waivers (Note 2)	(273,334)

Net expenses after waivers	625,690

Net investment income	15,005

Net realized and unrealized gain from investments:
Net realized gain from investments	7,444,070
Net change in unrealized appreciation/(depreciation) on investments	3,277,028

Net realized and unrealized gain on investments	10,721,098

Net increase in net assets resulting from operations	$10,736,103

The accompanying notes are an integral part of the financial statements.

14

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
Increase in net assets from operations:
Net investment income	$15,005	$39,350
Net realized gain from investments	7,444,070	1,094,173
Net change in unrealized appreciation/(depreciation) on investments	3,277,028	7,503,009

Net increase in net assets resulting from operations	10,736,103	8,636,532

Less Dividends and Distributions to Shareholders from:
Net realized capital gains:
Class A	(260,620)	(390,110)
Class I	(3,069,861)	(2,654,193)

Total net realized capital gains	(3,330,481)	(3,044,303)

Net decrease in net assets from dividends and distributions to shareholders	(3,330,481)	(3,044,303)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	8,093,941	4,334,237

Total increase in net assets	15,499,563	9,926,466

Net assets
Beginning of year	55,612,318	45,685,852

End of year	$71,111,881	$55,612,318

Accumulated net investment income, end of year	$161,574	$127,222

The accompanying notes are an integral part of the financial statements.

15

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012		For the Period October 6, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$15.16	$13.60	$12.12	$12.61		$10.10

Net investment income/(loss)(1)	(0.03)	(0.02)	0.07	(0.03)		(0.04)
Net realized and unrealized gain/(loss) on investments	2.88	2.45	1.48	(0.16)		2.57

Net increase/(decrease) in net assets resulting from operations	2.85	2.43	1.55	(0.19)		2.53

Dividends and distributions to shareholders from:
Net investment income	—	—	(0.07)	—		(0.02)
Net realized capital gains	(0.94)	(0.87)	—	(0.30)		—

Total dividends and distributions to shareholders	(0.94)	(0.87)	(0.07)	(0.30)		(0.02)

Redemption fees	—	— (2)	—	—	(2)	—

Net asset value, end of period	$17.07	$15.16	$13.60	$12.12		$12.61

Total investment return(3)	19.11%	18.04%	12.92%	(1.16)%		25.08%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$8,042	$7,643	$4,921	$2,922		$1,162
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25%		1.25	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.69%	1.74%	1.88%	1.93%		2.02	%(4)
Ratio of net investment income/(loss) to average net assets	(0.20)%	(0.15)%	0.62%	(0.26)%		(0.59	)%(4)
Portfolio turnover rate	31.11%	19.69%	11.81%	18.19	%(6)	21.71	%(6)(7)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.00%. If reflected, the return would be lower.

(4)	Annualized.
(5)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Portfolio turnover rate excludes securities received from processing subscription-in-kind.
(7)	Not annualized.

The accompanying notes are an integral part of the financial statements.

16

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012		For the Period May 28, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$15.24	$13.64	$12.15	$12.61		$10.00

Net investment income(1)	0.01	0.02	0.10	—	(2)	—	(2)
Net realized and unrealized gain/(loss) on investments	2.90	2.45	1.49	(0.16)		2.64

Net increase/(decrease) in net assets resulting from operations	2.91	2.47	1.59	(0.16)		2.64

Dividends and distributions to shareholders from:
Net investment income	—	—	(0.10)	—	(2)	(0.03)
Net realized capital gains	(0.94)	(0.87)	—	(0.30)		—

Total dividends and distributions to shareholders	(0.94)	(0.87)	(0.10)	(0.30)		(0.03)

Redemption fees	—	— (2)	—	—	(2)	—

Net asset value, end of period	$17.21	$15.24	$13.64	$12.15		$12.61

Total investment return(3)	19.41%	18.29%	13.21%	(0.91)%		26.39	%(4)
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$63,069	$47,969	$40,765	$43,024		$43,914
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%		1.00	%(5)
Ratio of expenses to average net assets without waivers and expense reimbursements(6)	1.45%	1.49%	1.62%	1.67%		1.84	%(5)
Ratio of net investment income/(loss) to average net assets	0.05%	0.10%	0.86%	(0.01)%		—	%(5)(7)
Portfolio turnover rate.	31.11%	19.69%	11.81%	18.19	%(8)	21.71	%(8)(9)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Total investment return represents performance for Class I Shares since its commencement of operations on May 28, 2010, and does not include performance of the Predecessor Account.
(5)	Annualized.
(6)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).
(7)	Amount is less than 0.005%.
(8)	Portfolio turnover rate excludes securities received from processing subscription-in-kind.
(9)	Not annualized.

The accompanying notes are an integral part of the financial statements.

17

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements

April 30, 2015

1. Organization and Significant Accounting Policies

The Private Capital Management Value Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on May 28, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Class C, Class I and Class R Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) of up to 1.00% may apply for investments of $750,000 or more of Class A Shares (and therefore no initial sales charge was paid) and shares are redeemed within 12 months after initial purchase. The CDSC shall not apply to those purchases of Class A Shares of $750,000 or more where a selling broker-dealer did not receive a commission. As of April 30, 2015, Class C and Class R Shares had not been issued.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

18

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2015

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value at 4/30/15	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$61,212,033	$61,212,033	$—	$—

* Please refer to Portfolio of Investments for further details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation

19

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2015

of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2015, there were no transfers between Levels 1, 2 and 3.

Use of Estimates — The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Distribution (12b-1) fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are generally allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund. The Funds’ investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

20

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2015

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Currency Risk — The Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

2. Transactions with Affiliates and Related Parties

Private Capital Management, LLC (the “Adviser”) serves as the investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.90% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.00% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2015, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. As of April 30, 2015, the amount of potential recovery was as follows:

	Expiration
4/30/2016	4/30/2017	4/30/2018
$271,563	$266,144	$273,334

21

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2015

For the year ended April 30, 2015, the Adviser earned fees of $548,835, and waived fees of $273,334. As of April 30, 2015, investment advisory fees payable to the Adviser were $30,968.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing transfer agency services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Fund’s Class A Shares.

The Trustees of the Trust who are not officers or employees of an investment adviser, sub-adviser or other service provider to the Trust receive compensation in the form of an annual retainer and per meeting fees for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2015 was $5,668. Certain employees of BNY Mellon serve as Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2015, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$17,435,139	$19,608,399

22

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2015

4. Capital Share Transactions

For the years ended April 30, 2015 and April 30, 2014, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2015		For the Year Ended April 30, 2014
	Shares	Amount	Shares	Amount
Class A
Sales	253,507	$4,121,934	257,448	$3,894,335
Reinvestments	15,985	258,803	26,000	385,316
Redemption Fees*	—	—	—	168
Redemptions	(302,533)	(4,852,369)	(140,969)	(2,121,694)

Net increase/(decrease)	(33,041)	$(471,632)	142,479	$2,158,125

Class I
Sales	977,060	$16,001,028	678,192	$10,223,554
Reinvestments	175,840	2,867,941	165,830	2,467,552
Redemption Fees*	—	—	—	250
Redemptions	(636,096)	(10,303,396)	(685,594)	(10,515,244)

Net increase	516,804	$8,565,573	158,428	$2,176,112

Total net increase	483,763	$8,093,941	300,907	$4,334,237

*

There is a 2.00% redemption fee that may be charged on shares redeemed within the first 30 days of their acquisition. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Asset and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the year ended April 30, 2015, these adjustments were to increase undistributed net investment income by $19,347,

23

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2015

decrease accumulated net realized gain by $19,297 and decrease paid-in capital by $50, primarily attributable to net operating loss reclass and other capital gain adjustments. Net assets were not affected by these adjustments.

For the year ended April 30, 2015, the tax character of distributions paid by the Fund was $3,330,481 of long-term capital gains dividends. For the year ended April 30, 2014, the tax character of distributions paid by the Fund was $3,044,303 of long-term capital gains dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2015, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses
$ —	$14,170	$4,784,147	$20,503,465	$—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes.

At April 30, 2015, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$40,708,568

Gross unrealized appreciation	$22,178,369
Gross unrealized depreciation	(1,674,904)

Net unrealized appreciation	$20,503,465

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2015, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2015. For the year ended April 30, 2015, the Fund had no capital loss deferrals.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2015 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2015, the Fund did not have any capital loss carryforwards.

24

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Concluded)

April 30, 2015

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date that the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

25

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Private Capital Management Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Private Capital Management Value Fund (the “Fund”) at April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented May 28, 2010 (commencement of operations) through April 30, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 26, 2015

26

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 568-1267 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the year ended April 30, 2015, the Fund paid $3,330,481 of long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2015. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2016.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

28

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 568-1267.

29

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 568-1267.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	38	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	38	None.

30

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	38	None.
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	38	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

31

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	38	None.

1Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

32

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.

Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

33

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[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser

Private Capital Management, LLC

8889 Pelican Bay Boulevard

Suite 500

Naples, FL 34108

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

PRIVATE CAPITAL MANAGEMENT VALUE FUND

of

FundVantage Trust

Class A

Class I

ANNUAL REPORT

April 30, 2015

This report is submitted for the general information of the shareholders of the Private Capital Management Value Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Private Capital Management Value Fund.

QUALITY DIVIDEND FUND

Annual Investment Adviser’s Report

April 30, 2015

(Unaudited)

Dear Shareholder,

During the fiscal year ended April 30, 2015, the Quality Dividend Fund (the “Fund”) Class A Shares (without the sales charge) were up 9.65%, compared to 12.98% for the Standard & Poor’s 500® Index (“S&P 500”). Since inception on September 30, 2013, The Fund’s Class A Shares (without the sales charge) have risen at an annualized rate of 13.40% versus 16.89% for the S&P 500. Sector exposure was a headwind for performance relative to the S&P 500 during the fiscal year. The three best performing sectors were Health Care, Information Technology, and Consumer Discretionary. The Fund was underweight compared to the S&P 500 in each of these sectors, with approximately half the market weight in both Health Care and Information Technology. The underweight to Information Technology and Health Care alone would account for approximately a 3.5% drag on performance relative to the S&P 500. The Fund was overweight both Telecommunication Services and Utilities, which each dramatically underperformed the S&P 500. The Fund benefited from reducing exposure to Energy, the worst performing sector, and also from its exposure to 3 Master Limited Partnerships, which provided average returns well in excess of the market. Given the overall headwinds presented by sector allocation, performance of the Fund has been favorable.

While we do monitor short-term price performance, we believe sector biases will shift over time and therefore focus on achieving the longer-term goals of the Fund. The bulk of our attention is focused on Fund holdings achieving the objectives of maintaining and growing an attractive level of income. The average yield of the Fund’s holdings was 4.2% as of April 30, 2015 while the Fund’s 30-day current yield was 2.93%.¹ Over the past year, each of the 28 holdings have announced dividend increases, with an average dividend growth of 8.0%.

Changes

There were eight net changes to the Fund over the last fiscal year. Stocks were removed for reasons including strong performance reducing current yield, corporate actions that prompted price appreciation, and the desire to reduce exposure to declining oil prices. Additions presented favorable current yield or dividend growth prospects, and reduced the risk profile of the portfolio.

Stocks that were removed include ConocoPhillips (COP), Dr. Pepper Snapple (DPS), AGL Resources (GAS), Waste Management (WM), BP Plc (BP), Duke Energy (DUK), Kraft Foods Group (KRFT), and General Electric (GE).

Additions include Target Corp (TGT), Consolidated Edison (ED), McDonald’s Corp. (MCD), Health Care REIT (HCN), Iron Mountain Inc. (IRM), Procter & Gamble (PG), Johnson & Johnson (JNJ), and Caterpillar Inc. (CAT).

1

QUALITY DIVIDEND FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2015

(Unaudited)

Distributions

The Fund has had four distributions during the fiscal year. Class A Shares distributed $0.105661 per share on 7/1/2014, $0.046603 per share on 10/1/2014, $0.172442 per share on 12/31/2014, and $0.087019 per share on 4/1/2015 . Class C Shares distributed $0.093276 per share on 7/1/2014, $0.017098 per share on 10/1/2014, $0.117077 per share on 12/31/2014, and $0.037694 per share on 4/1/2015.

Outlook

We feel the Fund is solidly positioned to continue to pursue its objectives. On average, portfolio constituents are paying out 66% of their earnings in dividends, providing ample cushion for maintaining current dividends. Oil price weakness and the impact of the strong dollar have significantly reduced 2015 EPS expectations for a couple holdings, leaving projected EPS growth flat for 2015, but growth of 8.5% is expected in 2016. We anticipate the current holdings to grow their dividends by an average of 6.4% over the next twelve months, aided by their dividend payout and earnings growth expectations. The average P/E of stocks in the portfolio is 17.1x versus 16.9x for the S&P 500. Excluding the Master Limited Partnerships in the portfolio, which carry a much higher P/E, the average P/E is 15.9x. We feel the portfolio’s low relative valuation, manageable dividend payout and solid earnings growth align well with the Fund’s objectives of achieving current income and providing long-term growth of capital.

Sincerely,

Larry Baker, CFA

Portfolio Manager

Richard E. Cripps, CFA

Portfolio Manager

Michael S. Scherer

Portfolio Manager

¹

The quoted 30-day current yield is for the Fund’s Class A Shares without sales charge. The current yields for Class A Shares with sales charge and for Class C Shares were 2.68% and 2.12% respectively. The current yield is calculated by dividing the Fund’s net investment income earned per share for the 30 day period ending April 30, 2015 by the Fund’s maximum offering price per share on the same date. Current yield does not measure actual distributions of net investment income to the Fund’s shareholders. Past performance does not guarantee future results.

Investments cannot be made directly in an Index. Unmanaged index returns assume reinvestment of any and all distributions and do not reflect fees, expenses, or sales charges.

This letter is intended to assist shareholders in understanding how the Fund performed during the period ended April 30, 2015 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

2

QUALITY DIVIDEND FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2015

(Unaudited)

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

3

QUALITY DIVIDEND FUND

Annual Report

Performance Data

April 30, 2015

(Unaudited)

Comparison of Change in Value of $10,000 in Quality Dividend Fund’s Class A

vs. S&P 500 Index

Class A Shares of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425. Performance of Class C Shares will vary from Class A Shares due to the difference in class specific fees.

Average Annual Total Returns for the Periods Ended April 30, 2015†
	1 Year	Since Inception
Class A (without sales charge)	9.65%	13.40%
Class A (with sales charge)	3.36%	9.24%
Class C	8.91%	12.67%
S&P 500 Index	12.98%	16.89%*
S&P 500 Index	12.98%	16.36%**

†	The Quality Dividend Fund (“the Fund”) Class A Shares commenced operations on September 30, 2013; Class C Shares commenced operations on October 1, 2013.

*	Benchmark performance is from the inception date of Class A Shares of the Fund (September 30, 2013) only and is not the inception date of the benchmark itself.

**	Benchmark performance is from the inception date of Class C Shares of the Fund (October 1, 2013) only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained by calling (888) 201-5799.

4

QUALITY DIVIDEND FUND

Annual Report

Performance Data (Concluded)

April 30, 2015

(Unaudited)

The returns of Class A shares reflect a deduction for the maximum front end sales charge of 5.75%. All of the Fund’s share classes apply a 1.00% fee to the value of shares redeemed within 60 days of purchase. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated September 1, 2014, are 2.97% and 1.24% for Class A Shares and 3.72% and 1.99% for Class C Shares of the Class’ average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Choice Financial Partners, Inc., d/b/a EquityCompass Strategies (“EquityCompass” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 0.99% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in effect until September 30, 2016, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. Total fees would be higher had such fees and expenses not been waived and/or reimbursed.

The Fund intends to evaluate performance as compared to that of the S&P 500. The S&P 500 is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

Mutual fund investing involves risk, including possible loss of principal. The Fund’s dividend income and distributions will fluctuate, and at times the Fund may underperform other funds that invest more broadly or that have different investment styles. Some of the assets in which the Fund may invest entail special risks. Foreign stocks may be affected by currency fluctuations, social and political instability, and lax regulatory and financial reporting standards. Master Limited Partnerships (“MLPs”) may fluctuate abruptly in value and be difficult to liquidate. Real Estate Investment Trusts (“REITs”) entail risks related to real estate, such as tenant defaults, declining occupancy rates, and falling property values due to deteriorating economic conditions. Listed REIT stocks may fluctuate erratically in market price while non-listed REITs may be illiquid.

5

QUALITY DIVIDEND FUND

Fund Expense Disclosure

April 30, 2015

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees, if any, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six month period from November 1, 2014 through April 30, 2015 and held for the entire period.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, or redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6

QUALITY DIVIDEND FUND

Fund Expense Disclosure (Concluded)

April 30, 2015

(Unaudited)

	Quality Dividend Fund

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period*
Class A
Actual	$1,000.00	$1,036.80	$ 6.26
Hypothetical (5% return before expenses)	1,000.00	1,018.65	6.21
Class C
Actual	$1,000.00	$1,033.60	$10.03
Hypothetical (5% return before expenses)	1,000.00	1,014.93	9.94

*

Expenses are equal to an annualized expense ratio for the six month period ended April 30, 2015 of 1.24% and 1.99% for Class A and Class C Shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six month total returns for the Fund of 3.68% and 3.36% for Class A and Class C Shares, respectively.

7

QUALITY DIVIDEND FUND

Portfolio Holdings Summary Table

April 30, 2015

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Oil, Gas & Consumable Fuels	17.7%	$10,018,681
REITs	13.1	7,373,235
Diversified Telecommunication Services	10.5	5,903,036
Pharmaceuticals	10.3	5,799,419
Household Products	6.8	3,845,311
Software	3.9	2,228,296
Computers & Peripherals	3.8	2,119,029
Machinery	3.6	2,040,377
Tobacco	3.6	2,031,493
Commercial Banks	3.6	2,027,761
Communications Equipment	3.6	2,015,822
Chemicals	3.5	1,993,947
Hotels, Restaurants & Leisure	3.5	1,960,351
Multi-Utilities	3.4	1,947,319
Electric Utilities	3.4	1,942,334
Multiline Retail	3.4	1,918,722
Exchange Traded Fund	1.5	840,420
Other Assets in Excess of Liabilities	0.8	443,029

NET ASSETS	100.0%	$56,448,582

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

8

QUALITY DIVIDEND FUND

Portfolio of Investments

April 30, 2015

	Number of Shares	Value

COMMON STOCKS — 97.7%
Chemicals — 3.5%
The Dow Chemical Co.	39,097	$1,993,947

Commercial Banks — 3.6%
Bank of Montreal (Canada)	31,053	2,027,761

Communications Equipment — 3.6%
Cisco Systems, Inc.	69,921	2,015,822

Computers & Peripherals — 3.8%
Seagate Technology PLC (Ireland)	36,087	2,119,029

Diversified Telecommunication Services — 10.5%
AT&T, Inc.	57,189	1,981,027
BCE, Inc. (Canada)	44,241	1,951,470
Verizon Communications, Inc.	39,067	1,970,539

		5,903,036

Electric Utilities — 3.4%
The Southern Co.	43,845	1,942,334

Hotels, Restaurants & Leisure — 3.5%
McDonald’s Corp.	20,304	1,960,351

Household Products — 6.8%
Kimberly-Clark Corp.	17,566	1,926,814
Procter & Gamble Co. (The)	24,129	1,918,497

		3,845,311

Machinery — 3.6%
Caterpillar, Inc.	23,485	2,040,377

Multiline Retail — 3.4%
Target Corp.	24,340	1,918,722

Multi-Utilities — 3.4%
Consolidated Edison, Inc.	31,638	1,947,319

	Number of Shares	Value

COMMON STOCKS — (Continued)
Oil, Gas & Consumable Fuels — 17.7%
Buckeye Partners L.P. †	25,122	$2,049,453
Enbridge Energy Partners L.P. †	52,849	1,962,812
Energy Transfer Partners L.P. †	35,565	2,054,946
Kinder Morgan, Inc.	45,793	1,966,809
Royal Dutch Shell PLC, ADR.	31,289	1,984,661

		10,018,681

Pharmaceuticals — 10.3%
GlaxoSmithKline PLC, SP ADR.	41,727	1,925,701
Johnson & Johnson	19,586	1,942,931
Pfizer, Inc.	56,905	1,930,787

		5,799,419

REITs — 13.1%
Digital Realty Trust, Inc.	29,950	1,899,129
Health Care REIT, Inc.	25,609	1,844,360
Iron Mountain, Inc.	52,402	1,807,345
Omega Healthcare Investors, Inc.	50,496	1,822,401

		7,373,235

Software — 3.9%
Microsoft Corp.	45,812	2,228,296

Tobacco — 3.6%
Philip Morris International, Inc.	24,338	2,031,493

TOTAL COMMON STOCKS (Cost $52,225,057)		55,165,133

The accompanying notes are an integral part of the financial statements.

9

QUALITY DIVIDEND FUND

Portfolio of Investments (Concluded)

April 30, 2015

	Number of Shares	Value

EXCHANGE TRADED FUND — 1.5%
SPDR S&P Dividend ETF	10,819	$840,420

TOTAL EXCHANGE TRADED FUND (Cost $834,365)		840,420

TOTAL INVESTMENTS - 99.2% (Cost $53,059,422)		56,005,553

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.8%		443,029

NET ASSETS - 100.0%		$56,448,582

ADR	American Depositary Receipt
L.P.	Limited Partnership
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SP ADR	Sponsored Depositary Receipt
†	Master Limited Partnerships

The accompanying notes are an integral part of the financial statements.

10

QUALITY DIVIDEND FUND

Statement of Assets and Liabilities

April 30, 2015

Assets
Investments, at value (Cost $53,059,422)	$56,005,553
Cash	696,000
Receivable for investments sold	815,984
Receivable for capital shares sold	45,554
Dividends and interest receivable	129,387
Prepaid expenses and other assets	3,645

Total assets	57,696,123

Liabilities
Payable for investments purchased	1,104,534
Payable for Investment Adviser	22,576
Payable for custodian fees	20,046
Payable for distribution fees	19,715
Payable for transfer agent fees	17,588
Payable for administration and accounting fees	13,944
Payable for capital shares redeemed	5,206
Payable for shareholder servicing fees	4,188
Accrued expenses	39,744

Total liabilities	1,247,541

Net Assets	$56,448,582

Net Assets Consisted of:
Capital stock, $0.01 par value	$48,301
Paid-in capital	52,597,743
Accumulated net investment income	150,997
Accumulated net realized gain from investments	705,410
Net unrealized appreciation on investments	2,946,131

Net Assets	$56,448,582

Class A:
Net asset value and redemption price per share ($35,628,934 / 3,054,703 shares)	$11.66

Maximum offering price per share (100/94.25 of $11.66)	$12.37

Class C:
Net asset value, offering and redemption price per share ($20,819,648 / 1,775,400 shares)	$11.73

The accompanying notes are an integral part of the financial statements.

11

QUALITY DIVIDEND FUND

Statement of Operations

For the Year Ended April 30, 2015

Investment Income
Dividends	$1,495,823
Less: foreign taxes withheld	(29,274)
Interest	90

Total investment income	1,466,639

Expenses
Advisory fees (Note 2)	246,439
Distribution fees (Class C) (Note 2)	102,474
Administration and accounting fees (Note 2)	73,292
Transfer agent fees (Note 2)	72,349
Distribution fees (Class A) (Note 2)	68,525
Registration and filing fees	56,378
Shareholder Servicing fees (Class C)	34,158
Legal fees	24,576
Audit fees	23,560
Trustees’ and officers’ fees (Note 2)	21,867
Custodian fees (Note 2)	20,738
Printing and shareholder reporting fees	16,036
Other expenses	5,125

Total expenses before waivers	765,517

Less: waivers (Note 2)	(153,735)

Net expenses after waivers	611,782

Net investment income	854,857

Net realized and unrealized gain from investments:
Net realized gain from investments	1,095,201
Net change in unrealized appreciation/(depreciation) on investments	1,505,181

Net realized and unrealized gain on investments	2,600,382

Net increase in net assets resulting from operations	$3,455,239

The accompanying notes are an integral part of the financial statements.

12

QUALITY DIVIDEND FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2015	For the Period Ended April 30, 2014*
Increase in net assets from operations
Net investment income	$854,857	$227,727
Net realized gain from investments	1,095,201	92,959
Net change in unrealized appreciation/(depreciation) on investments	1,505,181	1,440,950

Net increase in net assets resulting from operations	3,455,239	1,761,636

Less Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(683,408)	(118,711)
Class C	(155,091)	(27,405)

Total net investment income	(838,499)	(146,116)

Net realized capital gain:
Class A	(327,448)	—
Class C	(160,307)	—

Total net realized capital gain	(487,755)	—

Net decrease in net assets from dividends and distributions to shareholders	(1,326,254)	(146,116)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	25,485,806	27,218,271

Total increase in net assets	27,614,791	28,833,791

Net assets
Beginning of period	28,833,791	—

End of period	$56,448,582	$28,833,791

Accumulated net investment income, end of period	$150,997	$119,640

*	The Fund commenced operations on September 30, 2013.

The accompanying notes are an integral part of the financial statements.

13

QUALITY DIVIDEND FUND

Financial Highlights

Contained below is per share operating performance data for each Class A Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Year Ended April 30, 2015	For the Period September 30, 2013* to April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$ 11.02	$ 10.00

Net investment income(1)	0.27	0.16
Net realized and unrealized gain on investments	0.79	0.96

Net increase in net assets resulting from operations	1.06	1.12

Dividends and distributions to shareholders from:
Net Investment Income	(0.28)	(0.10)
Net realized capital gain	(0.14)	—

Total dividends and distributions	(0.42)	(0.10)

Redemption Fees	— (2)	—	(2)

Net asset value, end of period	$ 11.66	$ 11.02

Total investment return(3)	9.65%	11.27%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$35,629	$20,745
Ratio of expenses to average net assets	1.24%	1.24	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.62%	2.97	%(4)
Ratio of net investment income to average net assets	2.33%	2.65	%(4)
Portfolio turnover rate	67.56%	10.71	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.

(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

14

QUALITY DIVIDEND FUND

Financial Highlights

Contained below is per share operating performance data for each Class C Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class C
	For the Year Ended April 30, 2015	For the Period October 1, 2013* to April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$ 11.02	$ 10.00

Net investment income(1)	0.18	0.12
Net realized and unrealized gain on investments	0.80	0.96

Net increase in net assets resulting from operations	0.98	1.08

Dividends and distributions to shareholders from:
Net investment income	(0.13)	(0.06)
Net realized capital gain.	(0.14)	—

Total dividends and distributions	(0.27)	(0.06)

Redemption Fees	— (2)	—	(2)

Net asset value, end of period	$ 11.73	$ 11.02

Total investment return(3)	8.91%	10.84%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$20,820	$8,089
Ratio of expenses to average net assets	1.99%	1.99	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	2.35%	3.72	%(4)
Ratio of net investment income to average net assets	1.58%	1.46	%(4)
Portfolio turnover rate	67.56%	10.71	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

15

QUALITY DIVIDEND FUND

Notes to Financial Statements

April 30, 2015

1. Organization and Significant Accounting Policies

The Quality Dividend Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on September 30, 2013. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares; Class A, Class C and Institutional Class Shares. Class A shares are subject to a front end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”), as a percentage of the lower of the original purchase price or net asset value at redemption, of 1.00% may be imposed on full or partial redemptions of Class A Shares made within twelve months of purchase where (i) $1 million or more of Class A Shares was purchased without an initial sales charge and (ii) the selling broker-dealer received a commission for such sale. A CDSC of 1% may apply to Class C Shares when shares are redeemed within 12 months after initial purchase. As of April 30, 2015, Institutional Class Shares have not been issued.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Options are valued at last sale price. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

16

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

April 30, 2015

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1	—	quoted prices in active markets for identical securities;

• Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2015, in valuing the Fund’s investments carried at fair value:

	Total Market Value at 04/30/15	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$56,005,553	$56,005,553	$—	$—

*	Please refer to Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

17

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

April 30, 2015

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2015, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

MLP Common Units — Master Limited Partnership (“MLP”) common units represent limited partnership interests in the MLP. Common units are generally listed and traded on the U.S. securities exchanges or OTC with their value fluctuating predominantly based on the success of the MLP. Unlike owners of common stock of a corporation, owners of MLP common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common unit holders have first

18

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

April 30, 2015

priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to remaining assets of the MLP.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Choice Financial Partners, Inc., doing business as EquityCompass Strategies (“EquityCompass” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.60% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 0.99% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in effect until September 30, 2016 unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

19

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

April 30, 2015

At April 30, 2015, the amount of potential recovery was as follows:

Expiration

April 30, 2017	April 30, 2018
$132,314	$153,735

For the year ended April 30, 2015, the Adviser earned advisory fees of $246,439 and waived fees of $153,735.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon and the Custodian have the ability to recover amounts previously waived if the Fund terminates its agreements with BNY Mellon or the Custodian within three years of signing the agreements.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Class C Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class C Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% and 1.00%, on an annualized basis, of the average daily net assets of the Fund’s Class A and Class C Shares, respectively.

The Trustees of the Trust who are not officers or employees of an investment adviser or other service provider to the Trust receive compensation in the form of an annual retainer and per meeting fees for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2015 was $4,501. Certain employees of BNY Mellon serve as Officers of the Trust. They are not compensated by the Fund or the Trust.

20

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

April 30, 2015

3. Investment in Securities

For the year ended April 30, 2015, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$53,141,444	$27,516,097

4. Capital Share Transactions

For the year ended April 30, 2015 and the period from September 30, 2013, commencement of operations, to April 30, 2014, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2015		For the Period Ended April 30, 2014
	Shares	Amount	Shares	Amount
Class A
Sales	1,419,661	$16,286,939	1,891,844	$19,696,744
Reinvestments	74,734	859,829	9,576	100,233
Redemption Fees*	—	7,881	—	153
Redemptions	(322,569)	(3,645,849)	(18,543)	(196,132)

Net Increase	1,171,826	$13,508,800	1,882,887	$19,600,998

Class C
Sales	1,079,022	$12,398,779	742,148	$7,703,227
Reinvestments	23,868	276,019	2,171	22,359
Redemption Fees*	—	3,274	—	62
Redemptions	(61,684)	(701,066)	(10,125)	(108,375)

Net Increase	1,041,206	$11,977,006	734,194	$7,617,273

Total Net Increase	2,213,032	$25,485,806	2,617,071	$27,218,271

* There is a 1.00% redemption fee that may be charged on shares redeemed which have been held for 60 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based

21

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

April 30, 2015

on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the year ended April 30, 2015, these adjustments were to increase accumulated net investment income and accumulated net realized gain/(loss) by $14,999 and $5,005, respectively, and to decrease paid-in-capital by $20,004. These adjustments are primarily attributable to disallowed expenses. Net investment income, net realized gains and net assets were not affected by these adjustments.

For the year ended April 30, 2015, the tax character of distributions paid by the Fund was $1,324,626 of ordinary income dividends and $1,628 of long-term capital gains dividends. For the period ended April 30, 2014, the tax character of distributions paid by the Fund was $146,116 of ordinary income dividends. Distributions from short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2015, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Other Temporary Differences
$ —	$106,254	$727,203	$2,978,540	$(9,459)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2015, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$53,027,013

Gross unrealized appreciation	$3,793,189
Gross unrealized depreciation	(814,649)

Net unrealized appreciation	$2,978,540

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between

22

QUALITY DIVIDEND FUND

Notes to Financial Statements (Concluded)

April 30, 2015

November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2015, the Fund had no loss deferrals and no late year ordinary loss.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2015 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2015, the Fund did not have any capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

23

QUALITY DIVIDEND FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the FundVantage Trust and

Shareholders of the Quality Dividend Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Quality Dividend Fund (one of the series constituting FundVantage Trust) (the “Fund”) as of April 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and the period from September 30, 2013 (commencement of operations) to April 30, 2014, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Quality Dividend Fund (one of the series constituting FundVantage Trust) at April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the period from September 30, 2013 (commencement of operations) to April 30, 2014, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 26, 2015

24

QUALITY DIVIDEND FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2015, the Fund paid $1,324,626 of ordinary income dividends and $1,628 of long-term capital gains dividends to its shareholders. Dividends from short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 85.79% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0.01%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 65.69%.

The Fund designates 81.21% of ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2015. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2016.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

25

QUALITY DIVIDEND FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 201-5799 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330

26

QUALITY DIVIDEND FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 201-5799.

27

QUALITY DIVIDEND FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (888) 201-5799

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	38	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	38	None.

28

QUALITY DIVIDEND FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	38	None.
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	38	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

29

QUALITY DIVIDEND FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Services Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	38	None.

¹ Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

30

QUALITY DIVIDEND FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.

Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

31

Investment Adviser

Choice Financial Partners, Inc.

d/b/a EquityCompass Strategies

501 North Broadway

St. Louis, MO 63102

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7096

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

QUALITY DIVIDEND

FUND

of

FundVantage Trust

Class A (QDVAX)

Class C (QDVCX)

ANNUAL REPORT

April 30, 2015

This report is submitted for the general information of the shareholders of the Quality Dividend Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Quality Dividend Fund.

Qua001

SIRIOS FOCUS FUND

Annual Investment Advisor’s Report

April 30, 2015

(Unaudited)

Dear Fellow Shareholder:

Sirios Focus Fund Institutional Class shares (SFDIX) returned +14.81%, net of expenses for the fiscal year ended April 30, 2015, while the S&P 500 total return has gained +12.98%.

The Sirios Focus Fund is a concentrated portfolio of equity and equity-related securities of approximately 25-50 companies. The Fund seeks to invest in companies of both U.S. and foreign issuers with significant long-term growth potential. The research approach is bottom-up, fundamental analysis focused generally on medium to large capitalization companies. The Fund is not managed to track the geographic or industry composition of any index and is not expected to correlate with any index.

Market Review

Positive U.S. economic news in the housing, auto, energy (shale), and manufacturing sectors provided a boost to market performance early in the fiscal year. Earnings reports during the summer months propelled the market further, although negative news from Portugal, Greece, and Argentina created periods of negative volatility. Falling oil prices and a strengthening U.S. dollar shifted investor interest away from the energy and materials sectors during the second half of the calendar year.

Weak oil prices and a strong dollar were offset by positive U.S. employment news as well as announcements by several central banks in Europe and Asia of accommodative measures to spur economic growth. In the U.S., investors focused their attention on the timing of interest rate hikes, which pressured the market early in the calendar year. First quarter GDP was revised downward given the effects of a cold winter, reduced investment in the energy sector, and seasonal-adjustment factors. The market ultimately finished higher for the calendar year-to-date through April, as investors looked past first quarter economic weakness toward a return to moderate growth for the balance of the year. Fundamentals appear to remain on track for a slow and steady recovery.

Portfolio Review

The top five contributors (+7.97%) for the fiscal year were Acuity Brands, Constellation Brands, Time Warner, Valeant Pharmaceuticals, and Whirlpool. The top five detractors (-2.24%) were Precision Castparts, Realogy, Telefonica (Germany), Viacom, and Vodafone (U.K.).

During the fiscal year, the Fund had exposure across most sectors but was focused primarily on the Consumer Discretionary, Financials, and Tech/Telecom sectors. The Fund continues to be focused primarily on U.S. equities where we continue to find attractive growth and fair valuations. The Fund’s cash balance decreased over the course of the year from 14.8% to 10.1%.

Within the Consumer sector, overall exposure decreased during the fiscal year. The largest reductions were in auto and housing with the elimination of Autonation, Whirlpool and Mohawk Industries. Constellation

1

SIRIOS FOCUS FUND

Annual Investment Advisor’s Report (Continued)

April 30, 2015

(Unaudited)

Brands was the best performing consumer position and has benefited from the acquisition of the Corona brand in the U.S. The Fund’s primary consumer exposure is in food and beverage, leisure, media, discount retail, and outdoor advertising. Each position has a unique thesis supporting the fundamental case.

Within the Energy/Industrial sector, overall exposure was reduced during the year. The biggest reduction was in commercial aerospace and U.S. transportation. For the fiscal year, the Fund’s exposure was concentrated in commercial aerospace, commercial lighting, and transportation. FedEx was a new position for the Fund and is well positioned to grow with e-commerce following the acquisition of Genco. The Fund continues to own Airbus which is well positioned to grow earnings with the production ramp of the A350. Airbus was reduced somewhat recently due to strong price appreciation.

Within the Financials sector, overall exposure increased for the year primarily through performance. The Fund was focused on U.S. regional banks as well as two special situations in the REIT industry. Signature Bank was the top performer in the sector, followed by Northstar Realty Finance, Colony Capital, and Bank of America. All positions remained in the portfolio at year end. Bank lending has continued to grow which has partially offset pressure on net interest margins as interest rates continue to be depressed. The REIT’s in the portfolio have favorable valuations and very attractive yields.

Healthcare exposure increased materially during the year. Several new pharmaceutical positions were added in companies with good growth prospects and management teams with a focus on capital management. Actavis was added post the acquisition of Allergan. Gilead has been a core position in the Fund and along with Valeant has performed well. We also established a new position in HCA Holdings, as the hospital service company is benefiting from an increase in patient insurance coverage.

The largest increase in sector exposure was to the Technology/Telecommunications sector. The Fund owned a number of companies that have benefited from the tight wireless spectrum environment in the U.S. User demand for data continues to grow due to a fundamental shift in how consumers access media content. Our top two positions in the sector, DISH Network, which has one of the largest amounts of unused spectrum, and T-Mobile U.S., which has excess capacity available to spur subscriber growth, were also the top two performers in the sector. The fund increased exposure in the technology sector adding EMC Corp., which is an attractively-valued mix of legacy storage networks combined with a unique portfolio of emerging technologies.

Outlook

Continued strength in the U.S. dollar, the collapse in oil prices, weaker commodity prices generally, and the significant decline in U.S. interest rates have all contributed to a much-improved stock picking environment.

While Europe and Asia continue to employ quantitative measures to provide economic stimulus, the U.S. appears closer to the point of policy normalization. Low interest rates, now coupled with lower fuel

2

SIRIOS FOCUS FUND

Annual Investment Advisor’s Report (Concluded)

April 30, 2015

(Unaudited)

costs, are likely to continue to buoy the consumer-led U.S. economy. The size of the Fed’s balance sheet, well in excess of $4 trillion, will take some time to unwind, which should extend the rate-normalization process.

The Fund continues to be focused primarily on U.S. equities, where we continue to find attractive growth and fair valuations. We remain cautious toward Europe given sluggish growth and long-term uncertainty regarding the future of the Euro. The Fund does not have any direct exposure to Asia as the persistent misallocation of capital has created the potential for a significant correction, driven by the Chinese property market.

Thank you for your continued confidence in Sirios Capital Management.

Sincerely,

John F. Brennan, Jr.

Managing Director

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that quoted herein. For the most recent performance data, investors can call 1-866-640-5704. Returns are net of fees and expenses.

Risk Considerations: The Fund invests in growth stocks which may be particularly sensitive to market conditions and foreign securities which may expose the Fund to risks such as currency volatility, political and social instability and reduced market liquidity. The Fund is a non-diversified investment company which means that it will invest a larger portion of its assets in the securities of a single issuer compared with a diversified fund. An investment in the Fund therefore will entail greater risk than an investment in a diversified fund.

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2015 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future holdings of the Fund are subject to investment risk.

3

SIRIOS FOCUS FUND

Annual Report

Performance Data

April 30, 2015

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Sirios Focus Fund Institutional Class

vs. S&P 500® Composite Price Index

Average Annual Total Returns for the Periods Ended April 30, 2015
	1 year	Since Inception*
Institutional Class	14.81%	10.53%
S&P 500® Index	12.98%	12.85%

*

The Sirios Focus Fund (the “Fund”) commenced operations on December 20, 2013. Benchmark performance is from the inception date of the Fund only and is not the inception date of the benchmark itself. The benchmark does not reflect any expenses or transaction costs.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 640-5704. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated September 1, 2014, are 1.64% and 1.51%, respectively, for Institutional Class Shares of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Sirios Capital Management, L.P. (“Sirios” or the “Adviser”) has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to the extent that the Fund’s “Total Annual Fund Operating Expenses,” excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees), “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions, exceed 1.50% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2017, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

4

SIRIOS FOCUS FUND

Annual Report

Performance Data

April 30, 2015

(Unaudited)

The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500® Composite Price Index (“S&P 500®”). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified and invests in a limited number of securities. As a result, the Fund’s investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

5

SIRIOS FOCUS FUND

Fund Expense Disclosure

April 30, 2015

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2014, through April 30, 2015 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6

SIRIOS FOCUS FUND

Fund Expense Disclosure (Concluded)

April 30, 2015

(Unaudited)

	Sirios Focus Fund
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$1,077.90	$7.88
Hypothetical (5% return before expenses)	1,000.00	1,017.21	7.65

*

Expenses are equal to an annualized expense ratio, which includes recouped expenses for the six-month period ended April 30, 2015, of 1.53% for the Institutional Class Shares, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181 days), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six month total return for the Fund of 7.79% for the Institutional Class.

7

SIRIOS FOCUS FUND

Portfolio Holdings Summary Table

April 30, 2015

(Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Financials	23.8%	$7,056,291
Communications	19.4	5,732,345
Industrials	11.9	3,507,909
Health Care	11.0	3,265,992
Consumer Discretionary	6.9	2,053,278
Consumer Staples	6.8	2,002,696
Information Technology	5.2	1,540,836
Materials	3.7	1,088,902
Warrants	1.2	346,288
Short-Term Investments	12.0	3,560,188
Liabilities In Excess of Other Assets	(1.9)	(557,404)

NET ASSETS	100.0%	$29,597,321

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

8

SIRIOS FOCUS FUND

Portfolio of Investments

April 30, 2015

	Number of Shares	Value

COMMON STOCKS — 88.7%
Communications — 19.4%
DISH Network Corp., Class A*	20,318	$1,374,716
Google, Inc., Class A*	1,060	581,696
JCDecaux SA	17,082	676,881
Time Warner, Inc.	18,111	1,528,749
T-Mobile US, Inc.*	30,316	1,031,957
Verizon Communications, Inc.	10,673	538,346

		5,732,345

Consumer Discretionary — 6.9%
Carnival Corp. (Panama)	23,147	1,017,774
Dollar Tree, Inc.*	9,099	695,255
Sirius XM Holdings, Inc.*	86,139	340,249

		2,053,278

Consumer Staples — 6.8%
Constellation Brands, Inc., Class A	14,670	1,700,840
JM Smucker Co. (The)	2,604	301,856

		2,002,696

Financials — 23.8%
Affiliated Managers Group, Inc.*	1,685	381,029
Bank of America Corp.	84,680	1,348,952
Colony Financial, Inc. REIT	22,072	571,886
Comerica, Inc.	10,752	509,752
JPMorgan Chase & Co.	5,277	333,823
KeyCorp.	24,246	350,355
Lamar Advertising Co. REIT	7,900	457,884
NorthStar Realty Finance Corp. REIT	75,144	1,409,701
Realogy Holdings Corp.*	6,367	301,859

	Number of Shares	Value

COMMON STOCKS — (Continued)
Financials — (Continued)
Signature Bank*	10,374	$1,391,050

		7,056,291

Health Care — 11.0%
Actavis PLC (Ireland)*	2,528	715,070
Becton Dickinson and Co.	3,054	430,217
Endo International PLC (Ireland)*	2,922	245,638
Gilead Sciences, Inc.*	3,599	361,735
HCA Holdings, Inc.*	5,797	429,036
Universal Health Services, Inc., Class B	4,688	548,262
Valeant Pharmaceuticals International, Inc. (Canada)*	2,471	536,034

		3,265,992

Industrials — 11.9%
Acuity Brands, Inc.	1,762	294,166
Airbus Group NV (France)	9,287	646,531
FedEx Corp.	5,064	858,702
JB Hunt Transport Services, Inc.	1,126	98,187
Old Dominion Freight Line, Inc.*	6,996	497,625
Precision Castparts Corp.	2,345	484,688
Saia, Inc.*	8,245	335,984
Union Pacific Corp.	2,749	292,026

		3,507,909

Information Technology — 5.2%
Citrix Systems, Inc.*	1,483	99,598
CommVault Systems, Inc.*	6,644	303,963
Computer Sciences Corp.	1,977	127,418
EMC Corp.	28,302	761,607
Ruckus Wireless, Inc.*	8,413	98,264

The accompanying notes are an integral part of the financial statements.

9

SIRIOS FOCUS FUND

Portfolio of Investments (Continued)

April 30, 2015

	Number of Shares	Value

COMMON STOCKS — (Continued)
Information Technology — (Continued)
Trimble Navigation Ltd.*	5,898	$149,986

		1,540,836

Materials — 3.7%
Monsanto Co.	4,403	501,766
Sherwin-Williams Co. (The)	2,112	587,136

		1,088,902

TOTAL COMMON STOCKS (Cost $22,677,962)		26,248,249

WARRANTS — 1.2%
United States — 1.2%
JPMorgan Chase & Co., strike price @ $42.42, Expires 10/28/18*	14,667	346,288

TOTAL WARRANTS (Cost $248,770)		346,288

SHORT-TERM INVESTMENTS — 12.0%
Money Market Fund — 4.6%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.01%(a)	1,360,379	1,360,379

	Par Value
U.S. Treasury Obligations — 7.4%
U.S. Treasury Bill 0.02% 09/17/2015(b)	$2,200,000	2,199,809

TOTAL SHORT-TERM INVESTMENTS (Cost $3,559,827)		3,560,188

Value

TOTAL INVESTMENTS - 101.9% (Cost $26,486,559)	$30,154,725
LIABILITIES IN EXCESS OF OTHER ASSETS - (1.9)%	(557,404)

NET ASSETS - 100.0%	$29,597,321

(a)	Rate periodically changes. Rate disclosed is the daily yield on April 30, 2015.
(b)	Short-term investments reflect the annualized effective yield on the date of purchase for discounted investments.
*	Non-income producing.

The accompanying notes are an integral part of the financial statements.

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SIRIOS FOCUS FUND

Portfolio of Investments (Concluded)

April 30, 2015

Forward foreign currency contracts outstanding as of April 30, 2015 were as follows:

Currency Purchased		Currency Sold		Settle Date	Counterparty	Unrealized Appreciation/ (Depreciation)
EUR	103,536	USD	115,743	05/04/15	BNY	$518
USD	1,273,650	EUR	1,179,000	08/20/15	BNY	(52,259)

Net unrealized depreciation on forward foreign currency contracts:						$(51,741)

Legend
BNY	Bank of New York Mellon
EUR	Euro
PLC	Public Limited Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

11

SIRIOS FOCUS FUND

Statement of Assets and Liabilities

April 30, 2015

Assets
Investments, at value (Cost $26,486,559)	$30,154,725
Receivable for investments sold	149,345
Dividends and interest receivable	8,078
Prepaid expenses and other assets	40,079
Forward foreign currency contracts appreciation	518

Total assets	30,352,745

Liabilities
Payable for investments purchased	601,601
Payable to Investment Adviser	23,577
Payable for administration and accounting fees	14,334
Payable for custodian fees	11,733
Payable for transfer agent fees	4,474
Forward foreign currency contracts depreciation	52,259
Accrued expenses	47,446

Total liabilities	755,424

Net Assets	$29,597,321

Net Assets Consisted of:
Capital stock, $0.01 par value	$26,758
Paid-in capital	23,054,292
Accumulated net investment income	271,173
Accumulated net realized gain from investments, forward foreign currency contracts and foreign currency transactions	2,629,884
Net unrealized appreciation on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currency	3,615,214

Net Assets	$29,597,321

Institutional Class:
Shares Outstanding:	2,675,799

Net asset value, offering and redemption price per share	$11.06

The accompanying notes are an integral part of the financial statements.

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SIRIOS FOCUS FUND

Statement of Operations

For the Year Ended April 30, 2015

Investment Income
Dividends	$648,454
Less: foreign taxes withheld	(3,456)
Interest	3,299

Total investment income	648,297

Expenses
Advisory fees (Note 2)	579,486
Administration and accounting fees (Note 2)	74,901
Legal fees	37,604
Custodian fees (Note 2)	30,877
Transfer agent fees (Note 2)	26,449
Printing and shareholder reporting fees	25,684
Audit fees	24,817
Trustees’ and officers’ fees (Note 2)	20,194
Registration and filing fees	18,024
Other expenses	7,956

Total expenses before recoupment	845,992

Plus: Expenses recouped (Note 2)	24,862

Net expenses after recoupment	870,854

Net investment loss	(222,557)

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	3,654,898
Net realized loss from foreign currency transactions	(25,075)
Net realized gain from forward foreign currency contracts*	453,460
Net change in unrealized appreciation/(depreciation) on investments	4,154,780
Net change in unrealized appreciation/(depreciation) on foreign exchange translation	(1,514)
Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts*	21,676

Net realized and unrealized gain on investments	8,258,225

Net increase in net assets resulting from operations	$8,035,668

*	Primary risk is foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

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SIRIOS FOCUS FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Period Ended
	April 30, 2015	April 30, 2014*
Increase/(Decrease) in net assets from operations:
Net investment income/(loss)	$(222,557)	$1,798,450
Net realized gain/(loss) from investments, forward foreign currency contracts and foreign currency transactions	4,083,283	(827,978)
Net change in unrealized appreciation/(depreciation) on investments, forward foreign currency contracts and foreign currency translations	4,174,942	(559,728)

Net increase in net assets resulting from operations	8,035,668	410,744

Less Dividends and Distributions to Shareholders from:
Net investment income:
Institutional Class	(1,663,312)	—

Net realized capital gains:
Institutional Class	(279,626)	—

Net decrease in net assets from dividends and distributions to shareholders	(1,942,938)	—

Increase/(Decrease) in Net Assets Derived from Capital Share Transactions (Note 4)	(57,571,238)	80,665,085

Total increase/(decrease) in net assets	(51,478,508)	81,075,829

Net assets
Beginning of period	81,075,829	—

End of period	$29,597,321	$81,075,829

Accumulated net investment income, end of period	$271,173	$1,728,657

*	The Fund commenced operations on December 20, 2013.

The accompanying notes are an integral part of the financial statements.

14

SIRIOS FOCUS FUND

Financial Highlights

Contained below is per share operating performance data, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional
	Class
	For the Year Ended April 30, 2015	For the Period December 20, 2013* to April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$9.98	$10.00

Net investment income/(loss)(1)	(0.04)	0.33	(2)
Net realized and unrealized gain/(loss) on investments	1.48	(0.35)

Net increase/(decrease) in net assets resulting from operations	1.44	(0.02)

Dividends and distributions to shareholders from:
Net investment income	(0.31)	—
Net realized gains	(0.05)	—

Total distributions	(0.36)	—

Net asset value, end of period	$11.06	$9.98

Total investment return(3)	14.81%	(0.20)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,597	$81,076
Ratio of expenses to average net assets	1.50%	1.50	%(4)
Ratio of expenses to average net assets without waivers, expense reimbursements and recoupments, if any(5)	1.46%	1.63	%(4)
Ratio of net investment income/(loss) to average net assets	(0.38)%	9.29	%(2)(4)
Portfolio turnover rate	173.03%	76.17	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	For the period ended April 30, 2014, net investment income per share reflects the receipt of a special dividend which amounted to $0.35 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been (0.62)%.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(4)	Annualized.
(5)	During the period, certain fees were waived or recouped. If such fee waivers /recoupments had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

15

SIRIOS FOCUS FUND

Notes to Financial Statements

April 30, 2015

1. Organization and Significant Accounting Policies

The Sirios Focus Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on December 20, 2013. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers Class A, Class C, Institutional Class and Retail Class Shares. As of April 30, 2015, Class A, Class C and Retail Class Shares have not been issued.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are generally valued at amortized cost, provided such amount approximates market value. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Forward exchange contracts are valued at the forward rate. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses). Securities that do not have a readily available current market value are valued in accordance with procedures adopted by the Trust’s Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

16

SIRIOS FOCUS FUND

Notes to Financial Statements (Continued)

April 30, 2015

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

• Level 1	—	quoted prices in active markets for identical securities;

• Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The fair value of a Fund’s bonds are generally based on quotes received from brokers of independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2015, in valuing the Fund’s assets carried at fair value:

	Total Value at 04/30/15	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$26,248,249	$26,248,249	$—	$—
Warrants	346,288	346,288	—	—
Short-Term Investments	3,560,188	1,360,379	2,199,809	—
Derivatives:
Foreign Currency Contracts
Forward Foreign Currency Contracts	518	—	518	—

Total	$30,155,243	$27,954,916	$2,200,327	$—

17

SIRIOS FOCUS FUND

Notes to Financial Statements (Continued)

April 30, 2015

	Total Value at 04/30/15	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Derivatives:
Foreign Currency Contracts
Forward Foreign Currency Contracts	$(52,259)	$—	$(52,259)	$—

Total	$(52,259)	$—	$(52,259)	$—

*	Please refer to Portfolio of Investments for further details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also require the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

18

SIRIOS FOCUS FUND

Notes to Financial Statements (Continued)

April 30, 2015

For the year ended April 30, 2015, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short-term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment

19

SIRIOS FOCUS FUND

Notes to Financial Statements (Continued)

April 30, 2015

of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Forward Foreign Currency Contracts — A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a fund manage the risk of changes in currency exchange rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. A fund records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. The fund’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract.

For the year ended April 30, 2015, the Fund’s average monthly volume of forward foreign currency contracts is as follows:

Forward Foreign Currency Contracts - Payable (Value At Trade Date)	Forward Foreign Currency Contracts - Receivable (Value At Trade Date)
$(3,122,734)	$3,122,734

Currency Risk — The Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against

20

SIRIOS FOCUS FUND

Notes to Financial Statements (Continued)

April 30, 2015

the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

2. Transactions with Affiliates and Related Parties

Sirios Capital Management, L.P. (“Sirios” or the “Adviser”) serves as the investment advisor to the Fund pursuant to an investment advisory agreement with the Trust (“Advisory Agreement”). For its services, the Adviser earns a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to the extent that the Fund’s “Total Annual Fund Operating Expenses,” excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees), “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions, exceed 1.50% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2017, unless the Board of Trustees approves its earlier termination. The Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

For the year ended April 30, 2015, the Adviser earned advisory fees of $579,486 and recouped fees of $24,862 waived in prior periods.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), serves as administrator and transfer agent for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets, subject to certain minimum monthly fees. For providing transfer agency services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

21

SIRIOS FOCUS FUND

Notes to Financial Statements (Continued)

April 30, 2015

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund.

The Trustees of the Trust who are not officers or employees of an investment adviser, sub-adviser or other service provider to the Trust receive compensation in the form of an annual retainer and per meeting fees for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2015 was $6,090. Certain employees of BNY Mellon serve as Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2015, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$85,645,988	$135,884,145

4. Capital Share Transactions

For the year ended April 30, 2015 and the period ended April 30, 2014 transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended		For the Period Ended
	April 30, 2015		April 30, 2014*
	Shares	Value	Shares	Value
Institutional Class
Sales	2,688,585	$28,100,000	9,654,929	$95,864,794
Reinvestments	10,776	108,619	—	—
Redemptions	(8,149,345)	(85,779,857)	(1,529,146)	(15,199,709)

Net Increase (Decrease)	(5,449,984)	$(57,571,238)	8,125,783	$80,665,085

*	The Fund commenced operations on December 20, 2013.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state, and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

22

SIRIOS FOCUS FUND

Notes to Financial Statements (Continued)

April 30, 2015

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the year ended April 30, 2015, these adjustments were to increase accumulated net investment income by $428,385 and to decrease accumulated net realized gains/(loss) by $428,385, which were primarily attributable to treatment of foreign currency gain/(loss). Net investment income, net realized gains and net assets were not affected by these adjustments.

For the year ended April 30, 2015, the tax character of distributions paid by the Fund was $1,942,938 of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2015, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Other Temporary Differences
$ —	$2,600,786	$838,043	$3,084,961	$(7,519)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2015, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$27,069,071

Gross unrealized appreciation	$3,852,059
Gross unrealized depreciation	(766,405)

Net unrealized depreciation	$3,085,654

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2015, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2015. For the year ended April 30, 2015, the Fund had no loss deferrals.

23

SIRIOS FOCUS FUND

Notes to Financial Statements (Concluded)

April 30, 2015

Accumulated capital losses represent net capital loss carryovers as of April 30, 2015 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2015, the Fund did not have any capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

24

SIRIOS FOCUS FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and

Shareholders of the Sirios Focus Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Sirios Focus Fund (one of the series constituting FundVantage Trust) (the “Fund”) as of April 30, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and the period from December 20, 2013 (commencement of operations) to April 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Sirios Focus Fund (one of the series constituting FundVantage Trust) at April 30, 2015, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and the period from December 20, 2013 (commencement of operations) to April 30, 2014, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 26, 2015

25

SIRIOS FOCUS FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the year ended April 30, 2015, the Fund paid $1,942,938 of ordinary income dividends. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 34.98% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0.04%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 5.55%.

A total of 0.40% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2015. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2016.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

26

SIRIOS FOCUS FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 640-5704 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

SIRIOS FOCUS FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (866) 640-5704.

28

SIRIOS FOCUS FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (866) 640-5704.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	38	Optimum Fund Trust (registered investment company) (6 portfolios).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	38	None.

29

SIRIOS FOCUS FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	38	None.

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing 2003 to 2008.	38	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

30

SIRIOS FOCUS FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	38	None.

1Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

31

SIRIOS FOCUS FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
DAVID C. LEBISKY Date of Birth: 05/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.	Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

32

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Investment Adviser

Sirios Capital Management, L.P.

One International Place

Boston, MA 02110

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassat Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7096

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

SIRIOS FOCUS FUND

of

FundVantage Trust

Institutional Class

ANNUAL REPORT

April 30, 2015

This report is submitted for the general information of the shareholders of the Sirios Focus Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Sirios Focus Fund.

Sir001

SKYBRIDGE DIVIDEND VALUE FUND

Annual Investment Adviser’s Report

April 30, 2015

(Unaudited)

Dear Fellow Shareholder,

We are excited to have completed our first year of fund operations. After starting with $65,000 on April 7, of 2014, we had $100.5 million under management as of April 30, 2015. We appreciate your trust as stewards of your hard-earned assets.

The S&P 500® Index was up 12.98% for the year ended April 30, 2015. During the same time period, our SkyBridge Dividend Value Fund’s Class I Shares were up 12.54%. Class A Shares were up 9.74% since inception on June 13, 2014 and Class C Shares were up 14.26% since inception on October 17, 2014. Underweighting the financial and healthcare sectors hurt relative performance, while overweighting the consumer discretionary sector helped relative performance.

The top three performing companies over the time period were Kraft Foods Group, Inc., Dr. Pepper Snapple Group, Inc. and Six Flags Entertainment Corp. The bottom three performing companies were Mattel, Inc., Tupperware Brands Corporation and Coach, Inc.

The Fund invests primarily in dividend yielding equity securities for which there is no guarantee that a company will increase or continue to pay dividends over time. The fund is subject to overall market risks which will cause its value to fluctuate over time as well as the Adviser’s ability to select securities to meet its objective.

Our rules-based process allows us to take a long view, and the goal of our strategy is to outperform the S&P 500® Index over three year rolling time periods (net of fees and expenses). The repeatable investment process seeks to identify profitable, attractively valued securities with appealing dividends and favors long term gains.

We believe the current low interest rate environment generally favors equities over bonds, especially considering the tax advantages of equity dividends over bond income. As always, we thank you for your support.

Sincerely,

Brendan Voege

Portfolio Manager

Current and future portfolio holdings are subject to change and risk.

1

SKYBRIDGE DIVIDEND VALUE FUND

Annual Report

Performance Data

April 30, 2015

(Unaudited)

Comparison of Change in Value of $10,000 Investment in SkyBridge Dividend Value Fund’s Class A

vs. S&P 500® Index

Class A Shares of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425. Performance of Class C Shares will vary from Class A Shares due to differences in class specific fees.

Comparison of Change in Value of $50,000 Investment in SkyBridge Dividend Value Fund’s Class I

vs. S&P 500® Index

2

SKYBRIDGE DIVIDEND VALUE FUND

Annual Report

Performance Data (Continued)

April 30, 2015

(Unaudited)

Average Annual Total Returns for the Periods Ended April 30, 2015
	1 Year	Since Inception
Class A (without sales charge)*	N/A	9.74%	†
Class A (with sales charge)*	N/A	3.42%	†
S&P 500® Index	N/A	9.56%	(a)†
Class C (without CDSC charge)*	N/A	14.26%	†
Class C (with CDSC charge)*	N/A	13.26%	†
S&P 500® Index	N/A	11.70%	(a)†
Class I**	12.54%	14.17%
S&P 500® Index	12.98%	15.46%	(a)

†	Not Annualized.

*	Class A Shares and Class C Shares of the SkyBridge Dividend Value Fund (the “Fund”) commenced operations on June 13, 2014 and October 17, 2014, respectively.

**	Class I Shares of the Fund commenced operations on April 7, 2014.

(a)	Benchmark performance is from inception date of the Class only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 919-6885.

The returns shown for Class A Shares reflect a deduction for the maximum front-end sales charge of 5.75%. The returns shown for Class C reflect a 1.00% contingent deferred sales charge (“CDSC”). The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated September 1, 2014, are 2.32% and 1.25% for Class A Shares, 3.07% and 2.00% for Class C Shares and 2.07% and 1.00% for Class I Shares, respectively, of the Fund’s average daily net assets. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. SkyBridge Capital II, LLC (“SkyBridge” or the “Adviser”) has contractually agreed to reduce its management fee and/or reimburse certain expenses so as to limit expenses. The Expense Limitation (the “Expense Limitation”) will remain in place for three (3) years from the date of the Fund’s inception, unless the Board of Trustees approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed. The Adviser is entitled to recover, subject to approval by the Board of Trustees of FundVantage Trust (the “Trust”), such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

Mutual fund investing involves risk including the possible loss of principal. The fund’s long term “buy and hold” strategy under certain market conditions may cause it to be more susceptible to general market declines. The fund seeks to invest in securities with dividend yield potential with both growth and value characteristics. Value investing involves the risk that companies believed to be undervalued may not appreciate as anticipated. There are no guarantees

3

SKYBRIDGE DIVIDEND VALUE FUND

Annual Report

Performance Data (Concluded)

April 30, 2015

(Unaudited)

a company will continue to pay or increase its dividend. The fund may invest in small to mid-capitalization companies which may be more volatile and less liquid than stocks of larger companies.

The Fund intends to evaluate performance as compared to that of the S&P 500® Index. The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is not possible to invest in an index.

4

SKYBRIDGE DIVIDEND VALUE FUND

Fund Expense Disclosure

April 30, 2015

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments (if any) or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period from November 1, 2014 through April 30, 2015 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any) or redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

SKYBRIDGE DIVIDEND VALUE FUND

Fund Expense Disclosure (Concluded)

April 30, 2015

(Unaudited)

	SkyBridge Dividend Value
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period*
Class A
Actual	$1,000.00	$1,079.20	$ 6.44
Hypothetical (5% return before expenses)	1,000.00	1,018.60	6.26
Class C
Actual	$1,000.00	$1,075.60	$10.29
Hypothetical (5% return before expenses)	1,000.00	1,014.88	9.99
Class I
Actual	$1,000.00	$1,080.50	$ 5.16
Hypothetical (5% return before expenses)	1,000.00	1,019.84	5.01

*

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2015 of 1.25%, 2.00% and 1.00% for Class A, Class C and Class I Shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Funds’ ending account values on the first line in the table are based on the actual six month total returns for the Fund of 7.92%, 7.56% and 8.05% for Class A, Class C and Class I Shares, respectively.

6

SKYBRIDGE DIVIDEND VALUE FUND

Portfolio Holdings Summary Table

April 30, 2015

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Consumer Discretionary	22.4%	$22,567,627
Energy	16.7	16,789,877
Industrials	16.3	16,344,105
Consumer Staples	16.0	16,094,111
Information Technology	13.7	13,755,072
Health Care	6.5	6,493,162
Materials	3.8	3,826,209
Telecommunication Services	3.3	3,311,941
Short-Term Investment	1.3	1,250,035
Other Assets in Excess of Liabilities	0.0	37,124

NET ASSETS	100.0%	$100,469,263

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

7

SKYBRIDGE DIVIDEND VALUE FUND

Portfolio of Investments

April 30, 2015

	Number of Shares	Value
COMMON STOCKS — 98.7%
Consumer Discretionary — 22.4%
Abercrombie & Fitch Co., Class A	146,797	$3,299,997
Coach, Inc.	75,197	2,873,277
GameStop Corp., Class A	81,891	3,156,079
Garmin Ltd. (Switzerland)	69,607	3,145,540
Mattel, Inc.	133,696	3,764,879
McDonald’s Corp.	33,379	3,222,743
Tupperware Brands Corp.	46,442	3,105,112

		22,567,627

Consumer Staples — 16.0%
Altria Group, Inc.	62,199	3,113,060
Coca-Cola Co. (The)	78,564	3,186,556
Lorillard, Inc.	46,207	3,228,021
Philip Morris International, Inc.	41,437	3,458,746
Procter & Gamble Co. (The)	39,086	3,107,728

		16,094,111

Energy — 16.7%
Chevron Corp.	30,196	3,353,568
Exxon Mobil Corp.	38,338	3,349,591
Helmerich & Payne, Inc.	43,565	3,396,763
National Oilwell Varco, Inc.	59,149	3,218,297
RPC, Inc.	218,206	3,471,658

		16,789,877

Health Care — 6.5%
Merck & Co., Inc.	56,257	3,350,667
Pfizer, Inc.	92,617	3,142,495

		6,493,162

Industrials — 16.3%
Caterpillar, Inc.	40,015	3,476,503
Emerson Electric Co.	56,819	3,342,662
General Electric Co.	127,501	3,452,727

	Number of Shares	Value
COMMON STOCKS — (Continued)
Industrials — (Continued)
Lockheed Martin Corp.	16,041	$2,993,251
Pitney Bowes, Inc.	137,638	3,078,962

		16,344,105

Information Technology — 13.7%
CA, Inc.	102,261	3,248,832
Intel Corp.	102,138	3,324,592
International Business Machines Corp.	19,897	3,408,157
Microsoft Corp.	77,580	3,773,491

		13,755,072

Materials — 3.8%
Cliffs Natural Resources, Inc.	644,143	3,826,209

Telecommunication Services — 3.3%
Verizon Communications, Inc.	65,661	3,311,941

TOTAL COMMON STOCKS (Cost $96,792,846)		99,182,104

The accompanying notes are an integral part of the financial statements.

8

SKYBRIDGE DIVIDEND VALUE FUND

Portfolio of Investments (Concluded)

April 30, 2015

	Number of Shares	Value

SHORT-TERM INVESTMENT — 1.3%
Money Market Fund — 1.3%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.01%(a)	1,250,035	$1,250,035

TOTAL SHORT-TERM INVESTMENT (Cost $1,250,035)		1,250,035

TOTAL INVESTMENTS - 100.0% (Cost $98,042,881)		100,432,139
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0%		37,124

NET ASSETS - 100.0%		$100,469,263

(a)	Rate periodically changes. Rate disclosed is the daily yield on April 30, 2015.

The accompanying notes are an integral part of the financial statements.

9

SKYBRIDGE DIVIDEND VALUE FUND

Statement of Assets and Liabilities

April 30, 2015

Assets
Investments, at value (Cost $98,042,881)	$100,432,139
Receivable for capital shares sold	1,118,368
Dividends receivable	81,615
Prepaid expenses and other assets	75,734

Total assets	101,707,856

Liabilities
Payable for investments purchased	1,087,232
Payable for capital shares redeemed	30,957
Payable to Investment Adviser	44,989
Payable for administration and accounting fees	13,629
Payable for distribution fees	10,651
Payable for transfer agent fees	9,455
Payable for custodian fees	4,986
Accrued expenses	36,694

Total liabilities	1,238,593

Net Assets	$100,469,263

Net Assets Consisted of:
Capital stock, $0.01 par value	$89,188
Paid-in capital	94,902,266
Accumulated net investment income	31,571
Accumulated net realized gain from investments	3,056,980
Net unrealized appreciation on investments	2,389,258

Net Assets	$100,469,263

Class A:

Net asset value, redemption price per share ($37,732,448 / 3,348,098 shares)	$11.27

Maximum offering price per share (100/94.25 of $11.27)	$11.96

Class C:
Net asset value, offering and redemption price per share ($6,818,851 / 606,318 shares)	$11.25

Class I:
Net asset value, offering and redemption price per share ($55,917,964 / 4,964,386 shares)	$11.26

The accompanying notes are an integral part of the financial statements.

10

SKYBRIDGE DIVIDEND VALUE FUND

Statement of Operations

For the Year Ended April 30, 2015

Investment Income
Dividends	$1,650,622
Interest	63

Total investment income	1,650,685

Expenses
Advisory fees (Note 2)	333,766
Printing and shareholder reporting fees	91,244
Administration and accounting fees (Note 2)	74,935
Transfer agent fees (Note 2)	61,141
Distribution fees (Class A) (Note 2)	51,625
Legal fees	31,049
Custodian fees (Note 2)	28,873
Audit fees	25,059
Registration and filing fees	21,029
Trustees’ and officers’ fees (Note 2)	16,762
Distribution and shareholder servicing fees (Class C) (Note 2)	10,424
Other expenses	15,370

Total expenses before waivers and reimbursements	761,277

Less: waivers and reimbursements (Note 2)	(250,547)

Net expenses after waivers and reimbursements	510,730

Net investment income	1,139,955

Net realized and unrealized gain from investments:
Net realized gain from investments	3,185,683
Net change in unrealized appreciation/(depreciation) on investments	2,387,773

Net realized and unrealized gain on investments	5,573,456

Net increase in net assets resulting from operations	$6,713,411

The accompanying notes are an integral part of the financial statements.

11

SKYBRIDGE DIVIDEND VALUE FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2015	For the Period Ended April 30, 2014*
Increase in net assets from operations:
Net investment income	$1,139,955	$31
Net realized gain from investments	3,185,683	174
Net change in unrealized appreciation/(depreciation) on investments	2,387,773	1,485

Net increase in net assets resulting from operations	6,713,411	1,690

Less Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(453,613)	—
Class C	(27,052)	—
Class I	(639,935)	—

Total net investment income	(1,120,600)	—

Net realized capital gains:
Class A	(56,905)	—
Class C	(3,802)	—
Class I	(68,170)	—

Total net realized capital gains	(128,877)	—

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	94,888,639	115,000

Total increase in net assets	100,352,573	116,690

Net assets
Beginning of period	116,690	—

End of period	$100,469,263	$116,690

Accumulated net investment income, end of period	$31,571	$31

*	The Fund commenced operations on April 7, 2014.

The accompanying notes are an integral part of the financial statements.

12

SKYBRIDGE DIVIDEND VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Period June 13, 2014* to April 30, 2015
Per Share Operating Performance
Net asset value, beginning of period	$10.47

Net investment income(1)	0.23
Net realized and unrealized gain on investments	0.78

Net increase in net assets resulting from operations	1.01

Dividends and distributions to shareholders from:
Net investment income	(0.19)
Net realized capital gain	(0.02)

Total dividends and distributions to shareholders	(0.21)

Net asset value, end of period	$11.27

Total investment return(2)	9.74%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$37,732
Ratio of expenses to average net assets	1.25	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	1.76	%(3)
Ratio of net investment income to average net assets	2.48	%(3)
Portfolio turnover rate	122.00	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.

(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Reflects portfolio turnover of the fund for the year ended April 30, 2015.

The accompanying notes are an integral part of the financial statements.

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SKYBRIDGE DIVIDEND VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class C Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class C
	For the Period October 17, 2014* to April 30, 2015
Per Share Operating Performance
Net asset value, beginning of period	$9.95

Net investment income(1)	0.08
Net realized and unrealized gain on investments	1.33

Net increase in net assets resulting from operations	1.41

Dividends and distributions to shareholders from:
Net investment income	(0.09)
Net realized capital gain	(0.02)

Total dividends and distributions to shareholders	(0.11)

Net asset value, end of period	$11.25

Total investment return(2)	14.26%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$6,819
Ratio of expenses to average net assets	2.00	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	2.32	%(3)
Ratio of net investment income to average net assets	1.46	%(3)
Portfolio turnover rate	122.00	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Reflects portfolio turnover of the fund for the year ended April 30, 2015.

The accompanying notes are an integral part of the financial statements.

14

SKYBRIDGE DIVIDEND VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Year Ended	For the Period April 7, 2014*
	April 30, 2015	to April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$10.23	$10.00

Net investment income(1)	0.29	—	(2)
Net realized and unrealized gain on investments	0.98	0.23

Net increase in net assets resulting from operations	1.27	0.23

Dividends and distributions to shareholders from:
Net investment income	(0.22)	—
Net realized capital gain	(0.02)	—

Total dividends and distributions to shareholders	(0.24)	—

Net asset value, end of period	$11.26	$10.23

Total investment return(3)	12.54%	2.30%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$55,918	$117
Ratio of expenses to average net assets	1.00%	1.00	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.63%	646.65	%(4)
Ratio of net investment income to average net assets	2.70%	0.79	%(4)
Portfolio turnover rate	122.00%	1.98	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

15

SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements

April 30, 2015

1. Organization and Significant Accounting Policies

The SkyBridge Dividend Value Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced operations on April 7, 2014. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers Class A, Class C and Class I Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) may be applicable to the purchase of Class A Shares. A CDSC, as a percentage of the lower of the original purchase price or net asset value at redemption, of up to 1.00% may be imposed on full or partial redemptions of Class A Shares made within eighteen months of purchase where: (i) $1 million or more of Class A Shares were purchased without an initial sales charge and (ii) the selling broker-dealer received a commission for such sale. A CDSC of up to 1.00% will be assessed when Class C Shares are redeemed within 18 months after initial purchase. The CDSC shall not apply to those purchases of Class C Shares where the selling broker-dealer did not receive a commission.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

16

SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2015

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/15	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$99,182,104	$99,182,104	$—	$—
Short-Term Investment	1,250,035	1,250,035	—	—

Total Investments	$100,432,139	$100,432,139	$—	$—

*	Please refer to Portfolio of Investments for further details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase

17

SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2015

and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2015, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers, are declared and paid to its shareholders annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

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SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2015

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

SkyBridge Capital II, LLC (“SkyBridge” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its management fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed (on an annual basis) 1.25% with respect to Class A shares, 2.00% with respect to Class C shares and 1.00% with respect to Class I shares of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place for three years from the date of the Fund’s inception, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. As of April 30, 2015, the amount of potential recovery was as follows:

Expiration
April 30, 2017	April 30, 2018
$25,454	$250,547

For the year ended April 30, 2015, the Adviser earned advisory fees of $333,766 and waived fees of $250,547.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees. For providing transfer agency services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

19

SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2015

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Class C Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class C Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% and 1.00% (0.75% distribution fee and 0.25% shareholder service fee), respectively, on an annualized basis of the average daily net assets of the Fund’s Class A and Class C Shares.

The Trustees of the Trust who are not officers or employees of an investment adviser, sub-adviser or other service provider to the Trust receive compensation in the form of an annual retainer and per meeting fees for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2015 was $4,131. Certain employees of BNY Mellon serve as Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2015, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$148,349,967	$54,807,814

20

SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2015

4. Capital Share Transactions

For the year ended April 30, 2015 and the period from April 7, 2014, commencement of operations, to April 30, 2014, transactions in capital shares (authorized shares unlimited) were as follows:

	For Year Ended April 30, 2015		For the Period Ended April 30, 2014
	Shares	Amount	Shares	Amount
Class A*
Sales	3,419,174	$36,289,524	—	$—
Reinvestments	47,974	510,449	—	—
Redemptions	(119,050)	(1,273,790)	—	—

Net increase	3,348,098	$35,526,183	—	$—

Class C**
Sales	604,496	$6,561,314	—	$—
Reinvestments	2,868	30,854	—	—
Redemptions	(1,046)	(11,148)	—	—

Net increase	606,318	$6,581,020	—	$—

Class I***
Sales	5,134,934	$54,735,869	11,412	$115,000
Reinvestments	57,576	613,448	—	—
Redemptions	(239,536)	(2,567,881)	—	—

Net increase	4,952,974	$52,781,436	11,412	$115,000

Total Net Increase	8,907,390	$94,888,639	11,412	$115,000

*	Class A Shares commenced operations on June 13, 2014.
**	Class C Shares commenced operations on October 17, 2014.
***	Class I Shares commenced operations on April 7, 2014.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

21

SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2015

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the year ended April 30, 2015, these adjustments were to increase accumulated net investment income by $12,185 and to decrease paid-in-capital by $12,185. This adjustment is attributable to disallowed expenses. Net realized gains and net assets were not affected by these adjustments.

For the year ended April 30, 2015, the tax character of distributions paid by the Fund was $1,249,477 of ordinary income dividends. For the period ended April 30, 2014, no distributions were paid by the Fund. Distributions from short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2015, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation
$ —	$3,223,214	$4,363	$2,250,232

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2015, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$98,181,907

Gross unrealized appreciation	$3,502,326
Gross unrealized depreciation	(1,252,094)

Net unrealized appreciation	$2,250,232

Pursuant to the federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2015, the Fund had no short-term capital loss deferrals and no long-term capital loss deferrals.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2015 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2015, the Fund did not have any capital loss carryforwards.

22

SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements (Concluded)

April 30, 2015

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

23

SKYBRIDGE DIVIDEND VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the FundVantage Trust

and Shareholders of the SkyBridge Dividend Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the SkyBridge Dividend Value Fund (one of the series constituting FundVantage Trust) (the “Fund”) as of April 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and the period from April 7, 2014 (commencement of operations) to April 30, 2014, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the SkyBridge Dividend Value Fund (one of the series constituting FundVantage Trust) at April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the period from April 7, 2014 (commencement of operations) to April 30, 2014, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 26, 2015

24

SKYBRIDGE DIVIDEND VALUE FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2015, the Fund paid $1,249,477 of ordinary income dividends and no long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 35.76% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 35.62%.

The Fund designates 99.86% of the ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2015. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2016.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

25

SKYBRIDGE DIVIDEND VALUE FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 919-6885 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

SKYBRIDGE DIVIDEND VALUE FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 919-6885.

27

SKYBRIDGE DIVIDEND VALUE FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 919-6885.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	38	Optimum Fund Trust (registered investment company) (6 portfolios).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	38	None.

28

SKYBRIDGE DIVIDEND VALUE FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	38	None.

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing 2003 to 2008.	38	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

29

SKYBRIDGE DIVIDEND VALUE FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	38	None.

1Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

30

SKYBRIDGE DIVIDEND VALUE FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.

JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001;

DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.	Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

31

Investment Adviser

SkyBridge Capital II, LLC

527 Madison Avenue, 16th Floor

New York, New York 10022

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7096

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

SkyBridge Dividend

Value Fund

of

FundVantage Trust

Class A

Class C

Class I

ANNUAL REPORT

April 30, 2015

This report is submitted for the general information of the shareholders of the SkyBridge Dividend Value Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the SkyBridge Dividend Value Fund.

Sky001

WHV INTERNATIONAL EQUITY FUND

Annual Investment Adviser’s Report

April 30, 2015

(Unaudited)

Dear WHV International Equity Fund Shareholder,

Market Overview

The MSCI Europe, Australasia and Far East (EAFE) Index underperformed the S&P 500 and MSCI Emerging Markets Index for the one year ending April 30, 2015. The MSCI EAFE posted a return of 2.10% compared to the 12.98% gain in the S&P 500 and 7.80% gain in the MSCI Emerging Markets Index. The European Central Bank launched its first quantitative easing program in early March 2015 to combat the regions sluggish growth. Japan’s economy is showing signs of a recovery after continuing its quantitative easing program in 2014. Domestically, the US economy benefited from low interest rates, improvement in the labor market, and lower oil prices and fuel costs. China’s government shifted its monetary policy from relatively tight to accommodative in November 2014 with its first interest cut in over two years, which was followed by bank reserve requirement cuts and a second interest reduction to support economic growth.

The North Sea Brent oil price declined by 38% for the one year ending April 30, 2015 as the OPEC (Organization of Petroleum Exporting Countries) cartel decided not to reduce production to support an oversupplied global oil market at its official meeting in late November 2014. It is our belief that the major inflection point for Saudi Arabia’s change in pricing strategy was the significant deceleration in global growth, which translated into weaker oil demand growth. We believe that the current low oil price environment is most likely not sustainable over the long-term. Over the past 50 years, there have been only six years prior to 2014 in which the annual oil price declined by more than 25%. While results varied, the oil market rebounded on average by 34% in the year following those sharp decline years. Historically, sharply lower oil prices have tended to 1) inflict substantial fiscal pain on the members of OPEC, which motivate the cartel to reduce production to stabilize the oil markets, 2) stimulate economic activity and oil demand growth, and 3) reduce energy capital investments, which lowers the growth rate of future new oil supplies.

Geopolitical risks remain as Syria, Iraq, Libya, Ukraine, and Russia are in turmoil. Conflict between the Ukrainian government and Russian-supported separatists in eastern Ukraine has evolved into an uneasy stalemate with periodic ceasefires interrupted by violence. The Islamic extremist group ISIS (Islamic State of Iraq and Syria) launched a major offensive from its eastern Syrian strongholds into neighboring western Iraq, OPEC’s second largest oil producer. There has been more foreign involvement in the Syrian Civil War by neighboring Arab countries and Russia.

Performance Review

The WHV International Equity Fund posted a loss of -8.94% (Class I Shares–no load), -9.18% (Class A Shares–without load), and -14.39% (Class A Shares–with load) for the fiscal year ending April 30, 2015, underperforming the Fund’s benchmark, the MSCI EAFE Index, which returned 2.10% during this period.

1

WHV INTERNATIONAL EQUITY FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2015

(Unaudited)

WHV International Equity Fund Top Contributors and Detractors1

Largest Contributors	Average Weight (%)	Contribution (%)
Canadian Pacific Railway, Ltd	7.38	1.26
Canadian National Railway, Co	3.66	0.70
Novartis AG.	5.12	0.40
Ingersoll-Rand PLC	2.83	0.36
Brookfield Asset Management, Inc	2.41	0.32

Largest Detractors	Average Weight (%)	Contribution (%)
Vale S.A.	1.78	(1.03)
BHP Billiton Limited	4.44	(1.11)
Core Laboratories NV	2.76	(1.19)
Tenaris S.A.	3.84	(1.49)
Weatherford International, Ltd.	5.15	(1.57)

Strong stock selection within the underperforming industrials sector contributed to the relative performance of the portfolio. Stock selection was led by our two railroad holdings — Canadian Pacific Railway and Canadian National Railway — on their long streak of outperformance due to both company-specific factors and their leverage to the North American economic recovery.

Canadian Pacific Railway experienced another strong year of growth as the company continued to execute on its plan to become the leading North American Class I railroad. The company reported strong operating results as revenue growth — aided by the strong North American economy — combined with substantial cost reductions produced margin gains. During the two and a half years since Hunter Harrison took over as CEO, he has significantly increased the efficiency of the railroad to drive earnings per share (EPS) growth. Increasingly, however, we are starting to see a shift from a cost-reduction story to a growth story and continue to view Canadian Pacific Railway as one of our most attractive industrials holdings.

Strong performance of several holdings in the financial sector were a modest positive contributor to relative performance for the year with Brookfield Asset Management and PartnerRe leading the way. More generally, stock performance within the sector has benefited from continued low interest rates and massive quantitative easing programs globally, as well as leverage to strengthening economies in North America.

Novartis contributed to performance as it experienced an eventful year, which illustrated that its management team is proactively managing its future growth in the face of patent expirations of two of its most important blockbuster drugs, Diovan and Gleevec. Additionally, the company’s management team announced the completion of multiple transactions with GlaxoSmithKline (acquiring oncology and divesting vaccine ex flu) in the first quarter of 2015, which Novartis believes is a clear opportunity for margin improvement in the coming years. We believe Novartis is well positioned to continue producing essential drugs, while maintaining an extensive pipeline of promising potential new drugs to combat disease and extend life.

2

WHV INTERNATIONAL EQUITY FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2015

(Unaudited)

The combination of poor stock selection within materials and our overweight to the underperforming sector detracted from relative performance for the year. In particular, BHP Billiton and Vale detracted from performance on continued negative investor sentiment around the iron ore space, with BHP also suffering due to its significant exposure to oil, something that we typically view as a positive.

BHP Billiton underperformed as the prices of its three most important products — iron ore, copper, and oil — fell. Iron ore prices declined as observers were concerned about a slowdown in China’s property market, a key source of demand. At the same time, however, substantial new supply — including new volumes from BHP — entered the market and has put pressure on iron ore prices. Recently, the Chinese government has shifted monetary policy from restrictive to accommodative to bolster economic growth. Copper also fell due to concerns about demand from China, though efforts to stabilize the property market there should also help bolster copper’s price. Finally, BHP has significant oil exposure, a diversifying feature that we typically view as a positive, although the fall in oil prices has weighed on the company’s share price. BHP is a leading global mining company with long-lived, high quality, geopolitically secure assets, the demand for which will benefit from global secular growth trends.

Our significant overweight to the underperforming energy sector combined with weak stock selection within the sector detracted the most from the portfolio’s relative performance over the last year. Beginning in mid-2014, oil prices began their largest fall since 2008 on a combination of weak global demand with sustained strong production. Despite a brief February respite and the recent April rally, energy prices remain deeply depressed from their 2014 highs and continue to weigh on energy sector performance.

Weatherford International has not been able to overcome the effects that the continued decline in oil prices has had on drilling and services companies. However, we believe a February announcement of a 15% reduction to its workforce resulted in improved stock performance and reiterated Weatherford’s commitment to streamlining and cost-cutting. We continue to view the company’s fundamentals as strong and we expect the stock to outperform upon a rebound in oil prices.

Tenaris detracted from the portfolio’s performance in the past year as oil prices fell and the company reported a series of disappointing quarterly earnings. Despite strong volumes in North America as recently as the third quarter of 2014, the stock has continued to fall along with oil prices as investors remain concerned about the impact of capital spending cuts by shale producers on the demand for the company’s high margin premium products. Longer-term, we expect that energy demand trends will positively impact Tenaris, the world’s leading manufacturer of tubular steel products used in the construction of oil and gas wells.

Outlook

Our top-down investment style overweights what we believe to be the most attractive global economic sectors and underweights the least attractive sectors.2 The sector strategy is based on identifying investment supercycle growth trends projected over the long term.

In WHV’s view, the world has the best opportunity yet to reengage in a synchronized global economic expansion in 2015 with the initiation of massive new liquidity injection programs by the central banks of the eurozone and Japan, while ultra-low interest rates dominate the financial landscape across the developed markets. The uplift to global economic growth from increased monetary stimulus should be compounded by the economic stimulus from lower

3

WHV INTERNATIONAL EQUITY FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2015

(Unaudited)

energy costs that WHV believes are already creating higher consumer disposable incomes and business profits, which in turn should promote increased consumer spending and business investment. This dual economic stimulation should finally create a synchronized environment in which the world’s growth rate should accelerate for the first time since 2010, a development that would be beneficial for the strategy’s economically sensitive investments in the energy, materials, and industrials sectors.

We believe the following could reaccelerate global real GDP growth and stimulate increased demand for energy and resource products during the second half of 2015:

1.	The United States’ economy should accelerate this year with four consecutive quarters of growth driven by continued low interest rates.

2.

The European Central Bank (ECB) finally launched its first €1.1 trillion quantitative easing (QE) program in early March, which the International Monetary Fund (IMF) expects should advance the region’s growth above last year’s sluggish rate of 0.9%; in fact, the agency is projecting a 1.5% real GDP growth rate for the eurozone in 2015.

3.

Japan was in a mild recession during half of 2014, but we expect that the launch of an enhanced QE program in November should lift its 2015 growth above 2014’s dismal rate of -0.1%. The IMF is projecting Japan’s 2015 real GDP growth rate to be 1.0%.

4.

Although China’s growth is projected to slow from 7.4% to 7.0%, its forecasted 2015 growth rate is still double the growth rate of the world. In an effort to stabilize growth at 7.0%, the People’s Bank of China shifted its monetary policy from relatively tight to accommodative, and has cut both interest rates and bank reserve requirements twice over the past 5 months. The Chinese government may be motivated to reduce rates further to support economic growth as the country continues to urbanize and industrialize.

5.

Accelerated growth in India could offset some of the Chinese slowdown. The International Monetary Fund projects a 7.5% real GDP growth rate for India in 2015. The simultaneous industrialization, urbanization, and infrastructure modernization of the two most populous countries representing 37% of the world’s population would be a potential positive for WHV’s economically sensitive investments. Furthermore, the emerging markets could benefit as demand for their exports increases due to the improving growth in the developed markets.

As the global economic recovery gains traction, we expect to see a pickup in global inflation. Inflation has been falling for over three decades but it could be basing out during 2015 as the major developed countries are near the zero line and the central banks of the US, eurozone, and Japan are motivated to push the inflation rate back up to a safer 2% rate to avoid the risk of deflationary recession. A cyclical reversal of the secular disinflationary trend could be a potential negative for fixed income investments and a positive for inflation hedge investments such as equities, real estate, energy, natural resources, and materials.

The changing global economic outlook may have a significant impact on currencies as global capital flows out of slow growth countries and into accelerating countries. The strength of the US economy relative to the eurozone, Japan, and the emerging market countries since 2011 has contributed to a strong US dollar as capital flowed into the US and out of foreign markets. However, that trend may be reversing as US growth slowed down in the first quarter 2015 while growth prospects in the eurozone, Japan, and the emerging markets have improved due to increased monetary stimulus. A weaker US dollar would be positive for the demand of energy and materials in international economies as those products are generally priced in US dollars.

4

WHV INTERNATIONAL EQUITY FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2015

(Unaudited)

In addition to the aforementioned macro economic trends, the WHV International Equity strategy’s energy sector equities should benefit from additional supply/demand improvements in the crude oil markets. Consumers globally appear to be acclimating to lower gasoline prices, a trend that we believe is shifting their preferences towards purchasing larger vehicles and driving more miles, which should increase gasoline and oil consumption. On the supply side, we expect that major cutbacks in investments in the highly capital-intensive energy industry will reduce new oil supply growth over the next few years. Thus, it is our belief that multiple catalysts are in place for the growth rate of oil demand to advance while supply growth moderates, a scenario that should be positive for energy prices and energy sector performance over the long-term.

Our current sector positioning reflects our view that industrialization, urbanization, and infrastructure modernization in the faster growing developing world will create continuous demand for energy, materials, and industrials products and services over the long-term. This conviction is reflected in our overweighting of the energy, materials, and industrials sectors.2

We thank you for your investment in the Fund and for your continued support of our firm.

Sincerely,

WHV Investments, Inc. & Hirayama Investments, LLC

1    The holdings identified may not be representative of the Fund’s current or future investments and are subject to risk. Holdings are provided for informational purposes only and should not be construed as a recommendation to buy or sell the securities mentioned. Financial Intermediaries please contact the WHV Sales Support team at 855.417.8474 or direct investors please call 888.948.4685 to obtain the methodology for calculating the top and bottom performance contributing holdings, and a list showing every holding’s contribution to the overall Fund’s performance during the quarter. Past performance does not guarantee future results.

2     Sectors mentioned are presented to illustrate sectors in which the Fund may invest. Holdings are provided for illustrative purposes only and are subject to change.

Nothing presented herein is intended to constitute investment advice and no investment decision should be made based on any information provided herein. Information provided reflects the views of the Fund’s portfolio management team as of a particular time. Such views are subject to change without notice. Any information regarding holdings, allocations and other characteristics are for illustrative purposes only and may not be representative of any current or future investments or allocations. Nothing contained herein should be construed as a recommendation to purchase or sell a particular security or follow any strategy or allocation. Any forward looking statements or forecasts are based on assumptions and actual results may vary from any such statements or forecasts. No reliance should be placed on any such statements or forecasts when making any investment decision. While the Fund’s portfolio management team has used reasonable efforts to obtain information from reliable sources, we make no representations or warranties as to the accuracy, reliability or completeness of third party information presented herein.

5

WHV INTERNATIONAL EQUITY FUND

Annual Report

Performance Data

April 30, 2015

(Unaudited)

Comparison of Change in Value of $10,000 in WHV International Equity Fund’s

Class A Shares vs. MSCI EAFE Index (gross)

Class A Shares growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Average Annual Total Returns for the Periods Ended April 30, 2015

	1 Year	3 Years	5 Years	Since Inception
Class A Shares (without sales charge)*	-9.18%	3.62%	3.68%	6.22%
Class A Shares (with sales charge)*	-14.39%	1.59%	2.45%	5.13%
MSCI EAFE Index (gross)	2.10%	11.71%	7.89%	8.98%	**

*	Class A Shares of the WHV International Equity Fund (the “Fund”) commenced operations on July 31, 2009.

**	Benchmark performance is from the inception date of Class A Shares of the Fund (July 31, 2009) only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 948-4685. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

WHV INTERNATIONAL EQUITY FUND

Annual Report

Performance Data

April 30, 2015

(Unaudited)

Total Returns for the Period Ended April 30, 2015†
Since Inception
Class C Shares*	-2.54%
MSCI EAFE Index (gross)	7.50%**

†	Not Annualized

*	Class C Shares of the Fund commenced operations on November 13, 2014.

**	Benchmark performance is from the inception date of Class C Shares of the Fund (November 13, 2014) only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 948-4685. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

WHV INTERNATIONAL EQUITY FUND

Annual Report

Performance Data

April 30, 2015

(Unaudited)

Comparison of Change in Value of $500,000 in WHV International Equity Fund’s

Class I Shares vs. MSCI EAFE Index (gross)

Average Annual Total Returns for the Periods Ended April 30, 2015

	1 Year	3 Years	5 Years	Since Inception
Class I Shares*	-8.94%	3.88%	3.94%	13.05%
MSCI EAFE Index (gross)	2.10%	11.71%	7.89%	10.43%**

*	Class I Shares of the Fund commenced operations on December 19, 2008.

**	Benchmark performance is from the inception date of Class I Shares of the Fund (December 19, 2008) only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 948-4685. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

WHV INTERNATIONAL EQUITY FUND

Annual Report

Performance Data (Concluded)

April 30, 2015

(Unaudited)

The Fund’s total annual Fund gross and net operating expense ratios are 1.45% and 1.49%, respectively, for Class A Shares, 2.20% and 2.24%, respectively, for Class C Shares, and 1.20% and 1.24%, respectively, for Class I Shares of the Fund’s average daily net assets. These ratios are stated in the current prospectus dated September 1, 2014, and may differ from the actual expenses incurred by the Fund for the period covered by this report. WHV Investments, Inc. (the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.25% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2016 unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the board of Trustees, such amounts reduced or reimbursed for a period of up to three years from the year on which the Adviser reduced its compensation and/or assumed expenses for the Fund. Total returns would be lower had such fees and expenses not been waived and/or reimbursed, or been higher had such fees and expenses been recouped.

The Fund evaluates its performance as compared to that of the MSCI EAFE® Index [Europe, Australasia, Far East], which is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. It is impossible to invest directly in an index. As of April 30, 2015, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland,Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

All mutual fund investing involves risk, including possible loss of principal. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices.

9

WHV INTERNATIONAL EQUITY FUND

Fund Expense Disclosure

April 30, 2015

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2014 through April 30, 2015 for the Fund, and held for the entire period.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, or redemption fees. Therefore, the second line of each accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

WHV INTERNATIONAL EQUITY FUND

Fund Expense Disclosure (Concluded)

April 30, 2015

(Unaudited)

	WHV International Equity Fund

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period*
Class A Shares
Actual	$1,000.00	$ 964.90	$ 7.11
Hypothetical (5% return before expenses)	1,000.00	1,017.55	7.30
Class C Shares**
Actual	$1,000.00	$ 974.60	$10.06
Hypothetical (5% return before expenses)	1,000.00	1,013.88	10.99
Class I Shares
Actual	$1,000.00	$ 966.40	$ 5.90
Hypothetical (5% return before expenses)	1,000.00	1,018.79	6.06

*Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2015 of 1.46% and 1.21% for Class A and Class I Shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six-month total returns for the Fund of (3.51%) and (3.36%) for Class A and Class I Shares, respectively.

**Expenses are equal to an annualized expense ratio for the period from November 13, 2014 (commencement of operations of Class C Shares) through April 30, 2015 of 2.20% for Class C Shares for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (169), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual total return for the Fund since commencement of operations of -2.54% for Class C Shares. Hypothetical expenses are as if the Class C Shares had been in existence from November 1, 2014, and are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by 365 to reflect the period.

11

WHV INTERNATIONAL EQUITY FUND

Portfolio Holdings Summary Table

April 30, 2015

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value

COMMON STOCKS:
Energy Equipment & Services	25.1%	$100,786,493
Metals & Mining	11.9	47,927,558
Road & Rail	11.6	46,358,049
Oil, Gas & Consumable Fuels	9.2	37,031,793
Chemicals	8.2	32,823,828
Food Products	7.8	31,387,694
Pharmaceuticals	4.2	16,983,294
Machinery	3.3	13,087,675
Electrical Equipment	3.0	12,103,765
Tobacco	2.9	11,565,404
Beverages	1.5	5,989,529
Insurance	1.4	5,785,628
Real Estate Management & Development	1.4	5,464,967
Building Products	0.9	3,640,565
Capital Markets.	0.6	2,264,097
Trading Companies & Distributors	0.1	449,640

Other Assets in Excess of Liabilities	6.9	27,714,535

NET ASSETS	100.0%	$401,364,514

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

12

WHV INTERNATIONAL EQUITY FUND

Portfolio of Investments

April 30, 2015

	Number of Shares	Value

COMMON STOCKS — 93.1%

Australia — 4.8%
BHP Billiton, Ltd., SP ADR	378,630	$19,419,933

Bermuda — 6.3%
Bunge, Ltd.	20,315	1,754,607
Nabors Industries Ltd.	1,170,932	19,554,565
PartnerRe Ltd.	30,030	3,843,840

		25,153,012

Brazil — 1.7%
Vale SA, SP ADR	871,195	6,690,778

Canada — 28.0%
Agrium, Inc.	99,765	10,338,647
Brookfield Asset Management, Inc., Class A	101,485	5,464,967
Canadian National Railway Co.	286,290	18,471,431
Canadian Natural Resources, Ltd.	552,925	18,384,756
Canadian Pacific Railway, Ltd.	146,325	27,886,618
Ensign Energy Services, Inc.	19,935	158,503
Finning International, Inc.	22,025	449,640
Manulife Financial Corp.	46,255	842,303
Potash Corp. of Saskatchewan, Inc.	289,980	9,464,947
Suncor Energy, Inc.	571,995	18,647,037
Teck Resources, Ltd., Class B	153,525	2,330,510

		112,439,359

Curacao — 5.2%
Schlumberger, Ltd.	222,120	21,014,773

France — 0.3%
AXA SA, SP ADR	43,665	1,099,485

	Number of Shares	Value

COMMON STOCKS — (Continued)
Germany — 2.6%
BASF SE, SP ADR	109,280	$10,529,128

Ireland — 13.0%
Allegion PLC	59,535	3,640,565
Eaton Corp. PLC	176,106	12,103,765
Ingersoll-Rand PLC	198,780	13,087,675
Weatherford International PLC*	1,610,210	23,428,556

		52,260,561

Luxembourg — 3.6%
Tenaris SA, ADR	464,520	14,283,990

Netherlands — 5.2%
Core Laboratories NV	73,925	9,704,874
Unilever NV, New York Registry Shares	256,400	11,148,272

		20,853,146

Norway — 0.2%
Yara International ASA, ADR	16,360	833,542

Switzerland — 9.8%
Nestle SA, SP ADR	238,145	18,484,815
Novartis AG, ADR	166,830	16,983,294
Syngenta AG, ADR	24,725	1,657,564
UBS Group AG	112,810	2,264,097

		39,389,770

United Kingdom — 12.4%
British American Tobacco PLC, SP ADR	105,035	11,565,404
Diageo PLC, SP ADR	53,950	5,989,529
Ensco PLC, Class A	88,425	2,412,234
Noble Corp. PLC	590,930	10,228,998

The accompanying Notes are an integral part of the financial statements.

13

WHV INTERNATIONAL EQUITY FUND

Portfolio of Investments (Concluded)

April 30, 2015

	Number of Shares	Value

COMMON STOCKS — (Continued)

United Kingdom — (Continued)
Rio Tinto PLC, SP ADR	435,060	$19,486,337

		49,682,502

TOTAL COMMON STOCKS (Cost $329,130,358)		373,649,979

TOTAL INVESTMENTS - 93.1% (Cost $329,130,358)		373,649,979
OTHER ASSETS IN EXCESS OF LIABILITIES - 6.9%		27,714,535

NET ASSETS - 100.0%		$401,364,514

*	Non-income producing.

ADR	American Depositary Receipt
SP ADR	Sponsored American Depositary Receipt
PLC	Public Limited Company

The accompanying Notes are an integral part of the financial statements.

14

WHV INTERNATIONAL EQUITY FUND

Statement of Assets and Liabilities

April 30, 2015

Assets
Investments, at value (Cost $329,130,358 )	$373,649,979
Cash	25,189,083
Receivable for investments sold	981,993
Receivable for capital shares sold	773,352
Dividends and interest receivable	1,985,403
Prepaid expenses and other assets	40,897

Total assets	402,620,707

Liabilities
Payable for capital shares redeemed	776,224
Payable to Investment Adviser	322,723
Payable for administration and accounting fees	55,349
Payable for custodian fees	20,165
Payable for transfer agent fees	13,720
Payable for distribution fees	6,719
Accrued expenses	61,293

Total liabilities	1,256,193

Net Assets	$401,364,514

Net Assets Consist of:
Capital stock, $0.01 par value	$189,382
Paid-in capital	364,029,362
Accumulated net investment income	3,131,487
Accumulated net realized loss from investments	(10,505,338)
Net unrealized appreciation on investments	44,519,621

Net Assets	$401,364,514

Class A Shares:
Net asset value and redemption price per share ($31,583,229 / 1,492,632 shares)	$21.16

Maximum offering price per share (100/94.25 of $21.16)	$22.45

Class C Shares:
Net asset value, offering and redemption price per share ($170,915 / 8,090 shares)	$21.13

Class I Shares:
Net asset value, offering and redemption price per share ($369,610,370 / 17,437,484 shares)	$21.20

The accompanying notes are an integral part of the financial statements.

15

WHV INTERNATIONAL EQUITY FUND

Statement of Operations

For the Year Ended April 30, 2015

Investment Income
Dividends	$10,050,691
Less: foreign taxes withheld	(764,386)
Interest	3,291

Total investment income	9,289,596

Expenses
Advisory fees (Note 2)	4,039,103
Administration and accounting fees (Note 2)	335,881
Transfer agent fees (Note 2)	115,659
Distribution fees (Class A) (Note 2)	100,123
Registration and filing fees	68,527
Printing and shareholder reporting fees	59,664
Trustees’ and officers’ fees (Note 2)	56,207
Custodian fees (Note 2)	37,270
Distribution fees (Class C) (Note 2)	501
Other expenses	156,630

Total expenses before waivers and reimbursements	4,969,565

Less: waivers and reimbursements (Note 2)	(980)

Net expenses after waivers and reimbursements and recoupment	4,968,585

Net investment income.	4,321,011

Net realized and unrealized gain/(loss) from investments:
Net realized loss from investments	(2,479,564)
Net change in unrealized appreciation/(depreciation) on investments	(40,989,374)

Net realized and unrealized loss on investments.	(43,468,938)

Net decrease in net assets resulting from operations	$(39,147,927)

The accompanying notes are an integral part of the financial statements.

16

WHV INTERNATIONAL EQUITY FUND

Statement of Changes in Net Assets

	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014

Increase/(Decrease) in net assets from operations:
Net investment income	$4,321,011	$3,334,404
Net realized loss from investments	(2,479,564)	(4,825,882)
Net change in unrealized appreciation/(depreciation) on investments	(40,989,374)	54,473,145

Net increase/(decrease) in net assets resulting from operations	(39,147,927)	52,981,667

Less Dividends and Distributions to Shareholders from:
Net investment income:
Class A Shares.	(293,529)	(182,009)
Class C Shares	(473)	—
Class I Shares	(3,574,349)	(2,162,359)

Total net investment income	(3,868,351)	(2,344,368)

Net realized capital gains:
Class A Shares.	—	(56,591)
Class I Shares	—	(393,693)

Total net realized capital gains	—	(450,284)

Net decrease in net assets from dividends and distributions to shareholders	(3,868,351)	(2,794,652)

Increase/(Decrease) in Net Assets Derived from Capital Share Transactions (Note 4)	50,154,797	(29,597,932)

Total increase in net assets	7,138,519	20,589,083

Net assets
Beginning of year	394,225,995	373,636,912

End of year	$401,364,514	$394,225,995

Accumulated net investment income, end of year	$3,131,487	$2,678,827

The accompanying notes are an integral part of the financial statements.

17

WHV INTERNATIONAL EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A Shares
	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011

Per Share Operating Performance
Net asset value, beginning of year	$23.48	$20.54	$19.30	$22.42	$17.97

Net investment income(1)	0.17	0.14	0.05	0.10	0.01
Net realized and unrealized gain/(loss) on investments	(2.34)	2.92	1.22	(3.20)	4.44

Net increase/(decrease) in net assets resulting from operations	(2.17)	3.06	1.27	(3.10)	4.45

Dividends and distributions to shareholders from:
Net investment income	(0.15)	(0.09)	(0.03)	(0.03)	—
Net realized gains	—	(0.03)	—	—	(0.01)

Total dividends and distributions to shareholders	(0.15)	(0.12)	(0.03)	(0.03)	(0.01)

Redemption fees	— (2)	— (2)	— (2)	0.01	0.01

Net asset value, end of year	$21.16	$23.48	$20.54	$19.30	$22.42

Total investment return(3)	(9.18)%	14.90%	6.61%	(13.75)%	24.83%

Ratio/Supplemental Data
Net assets, end of year (000’s omitted)	$31,583	$46,435	$53,447	$58,360	$56,113
Ratio of expenses to average net assets	1.45%	1.49%	1.50%	1.50%	1.50%
Ratio of expenses to average net assets without waivers, expense reimbursements and/or recoupment, if any(4)	1.45%	1.45%	1.46%	1.51%	1.57%
Ratio of net investment income to average net assets .	0.75%	0.67%	0.27%	0.51%	0.05%
Portfolio turnover rate	7.76%	5.65%	5.21%	7.48%	2.20%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.

(4)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

18

WHV INTERNATIONAL EQUITY FUND

Financial Highlights (Continued)

Contained below is per share operating performance data for Class C Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class C Shares
	For the Period November 13, 2014* to April 30, 2015

Per Share Operating Performance
Net asset value, beginning of period	$21.89

Net investment income(1)	0.07
Net realized and unrealized loss on investments	(0.64)

Net increase in net assets resulting from operations	(0.57)

Dividends and distributions to shareholders from:
Net investment income	(0.19)
Net realized gains	—

Total dividends and distributions to shareholders	(0.19)

Redemption Fees.	—	(2)

Net asset value, end of period	$21.13

Total investment return(3)	(2.54)%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$171
Ratio of expenses to average net assets.	2.20	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	2.20	%(4)
Ratio of net investment income to average net assets	0.74	%(4)
Portfolio turnover rate	7.76	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.05 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Notannualized.

The accompanying notes are an integral part of the financial statements.

19

WHV INTERNATIONAL EQUITY FUND

Financial Highlights (Continued)

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I Shares
	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011

Per Share Operating Performance
Net asset value, beginning of year	$23.53	$20.59	$19.35	$22.47	$17.99

Net investment income(1)	0.24	0.20	0.11	0.15	0.05
Net realized and unrealized gain/(loss) on investments	(2.36)	2.92	1.22	(3.21)	4.45

Net increase/(decrease) in net assets resulting from operations	(2.12)	3.12	1.33	(3.06)	4.50

Dividends and distributions to shareholders from:
Net investment income	(0.21)	(0.15)	(0.09)	(0.07)	(0.02)
Net realized gains	—	(0.03)	—	—	(0.01)

Total dividends and distributions to shareholders	(0.21)	(0.18)	(0.09)	(0.07)	(0.03)

Redemption fees	— (2)	— (2)	— (2)	0.01	0.01

Net asset value, end of year	$21.20	$23.53	$20.59	$19.35	$22.47

Total investment return(3)	(8.94)%	15.18%	6.88%	(13.51)%	25.12%
Ratio/Supplemental Data
Net assets, end of year (000’s omitted)	$369,610	$347,791	$320,190	$256,268	$193,361
Ratio of expenses to average net assets	1.20%	1.24%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets without waivers, expense reimbursements and/or recoupment, if any(4)	1.20%	1.20%	1.21%	1.27%	1.32%
Ratio of net investment income to average net assets	1.11%	0.92%	0.58%	0.77%	0.24%
Portfolio turnover rate.	7.76%	5.65%	5.21%	7.48%	2.20%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

20

WHV INTERNATIONAL EQUITY FUND

Notes to Financial Statements

April 30, 2015

1. Organization and Significant Accounting Policies

The WHV International Equity Fund ( The “Fund” ) is a diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), and commenced investment operations on December 19, 2008. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares: Class A, Class C and Class I Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) of up to 1.00% may apply for investments of $1 million or more of Class A Shares of each Fund (and therefore no initial sales charge was paid) and shares are redeemed within 18 months after initial purchase. The CDSC shall not apply to those purchases of Class A Shares of $1 million or more where the selling broker-dealer did not receive a commission. A CDSC of up to 1.00% will be assessed when Class C Shares are redeemed within 12 months after initial purchase. The CDSC shall not apply to those purchases of Class C Shares where the selling broker-dealer did not receive a commission.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Trust’s Board of Trustees. Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund. Investments in other open-end investment companies are valued based on the NAV of such investment companies (which may use fair value pricing as disclosed in their prospectuses). Securities that do not have a readily available current market value are valued in accordance with procedures adopted by the Trust’s Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where

21

WHV INTERNATIONAL EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2015

market quotes are not readily available and has delegated to WHV Investments, Inc. (“WHV” or the “Adviser”) the responsibility for applying the valuation methods. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

— Level 1 —	quoted prices in active markets for identical securities;

— Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

— Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/15	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Investments in Securities*	$373,649,979	$373,649,979	$—	$—

*	Please refer to Portfolio of Investments for details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been

22

WHV INTERNATIONAL EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2015

used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, accounting principles generally accepted in the United States of America (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2015, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund. The Fund’s investment income, expenses (other than class specific) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

23

WHV INTERNATIONAL EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2015

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and are recorded on ex-date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Currency Risk — The Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

24

WHV INTERNATIONAL EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2015

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

2. Transactions with Affiliates and Related Parties

WHV serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.25% (on an annual basis) of the Fund’s average daily net assets. The Expense Limitation will remain in place until August 31, 2016 for the Fund, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. For the period ended April 30, 2015, the Adviser waived fees of $980. As of April 30, 2015, the amount of potential recovery is $980, which expires on April 30, 2018.

Hirayama Investments, LLC (“Hirayama” or the “Sub-Adviser”) serves as the sub-adviser to the Fund. The Sub-Adviser provides certain services pursuant to a sub-advisory agreement among WHV, the Sub-Adviser and the Trust, on behalf of the Fund. Sub-Advisory fees are paid by WHV, not the Fund.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing transfer agency services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

25

WHV INTERNATIONAL EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2015

Foreside Funds Distributors LLC (“the Underwriter”) provides principal underwriting services to the Fund.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Class C Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class C Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% and 1.00% (0.75% distribution fee and 0.25% shareholder service fee) on an annualized basis of the average daily net assets of the Fund’s Class A and Class C Shares, respectively.

The Trustees of the Trust who are not officers or employees of an investment adviser, sub-adviser or other service provider to the Trust receive compensation in the form of an annual retainer and per meeting fees for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2015, was $32,679. Certain employees of BNY Mellon serve as Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2015, aggregate purchases and sales of investment securities (excluding U.S. Government and agency short-term investments and other short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$65,114,921	$28,906,298

4. Capital Share Transactions

For the period ended April 30, 2015 and the year ended April 30, 2014, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Period Ended April 30, 2015*		For the Year Ended April 30, 2014
	Shares	Amount	Shares	Amount
Class A Shares
Sales.	703,258	$14,776,254	341,811	$7,288,685
Reinvestments	9,795	194,717	9,037	196,184
Redemption Fees**	—	319	—	6,575
Redemptions	(1,198,191)	(25,802,579)	(975,418)	(20,807,890)

Net decrease	(485,138)	$(10,831,289)	(624,570)	$(13,316,446)

26

WHV INTERNATIONAL EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2015

	For the Period Ended April 30, 2015*		For the Year Ended April 30, 2014
	Shares	Amount	Shares	Amount
Class C Shares
Sales.	10,431	$215,594	—	$—
Reinvestments	24	473	—	—
Redemptions	(2,365)	(49,005)	—	—

Net increase	8,090	$167,062	—	$—

Class I Shares
Sales.	9,471,602	$204,602,356	3,918,915	$84,363,542
Reinvestments	123,257	2,452,823	81,219	1,765,693
Redemption Fees**	—	2,734	—	44,529
Redemptions	(6,939,607)	(146,238,889)	(4,771,179)	(102,455,250)

Net increase/(decrease)	2,655,252	$60,819,024	(771,045)	$(16,281,486)

Total net increase/(decrease)	2,178,204	$50,154,797	(1,395,615)	$(29,597,932)

*Class C Shares commenced operations on November 13, 2014.

**Prior to September 1, 2014, there was a 2.00% redemption fee that may have been charged on shares redeemed which had been held for 60 days or less. The redemption fee was retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in-capital. Effective September 1, 2014, this redemption fee was discontinued and is no longer charged.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

For the year ended April 30, 2015, the tax characters of distributions paid by the Fund was $3,868,351 of ordinary income dividends. For the year ended April 30, 2014, the tax characters of distributions paid by the Fund was $2,344,381 of ordinary income dividends and $450,271, of long-term capital gains dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

27

WHV INTERNATIONAL EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2015

As of April 30, 2015, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses

$(4,134,604)	$3,131,487	$—	$40,641,485	$(2,492,598)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2015, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$333,008,494

Gross unrealized appreciation	$81,314,832
Gross unrealized depreciation	(40,673,347)

Net unrealized appreciation	$40,641,485

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2015, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2015. For the fiscal year ended April 30, 2015, the Fund deferred to May 1, 2015 the following losses:

	Late-Year Ordinary Losses Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral

WHV International Equity Fund	$—	$89,758	$2,402,840

Accumulated capital losses represent net capital loss carryovers as of April 30, 2015 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), each Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

28

WHV INTERNATIONAL EQUITY FUND

Notes to Financial Statements (Concluded)

April 30, 2015

As of April 30, 2015, the Fund’s post-enactment capital loss carryforward of $4,134,604, of which $53,307 were short-term losses, $4,081,297 are long-term losses, and all have an unlimited period of capital loss carryforward.

During the year ended April 30, 2015 the Fund utilized $47,613 of Capital Loss carryover.

6. Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

29

WHV INTERNATIONAL EQUITY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the WHV International Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the WHV International Equity Fund (the “Fund”) at April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 26, 2015

30

WHV INTERNATIONAL EQUITY FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise their shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2015, the Fund paid $3,868,351 ordinary dividends and no long-term capital gain dividends to shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designate 100.00% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 3.72%.

The percentage of qualified interest income related to dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0.02%.

The Fund intends to pass through a foreign tax credit to the shareholders. For the year ended April 30, 2015, the total amount of foreign source income for the Fund is $9,138,660. The total amount of foreign tax to be paid for the Fund is $761,710. Your allocable share of foreign tax credit will be reported on Form 1099-DIV.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2015. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2016.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

31

WHV INTERNATIONAL EQUITY FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 948-4685 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

32

WHV INTERNATIONAL EQUITY FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 948-4685.

33

WHV INTERNATIONAL EQUITY FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for each Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 948-4685.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	38	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	38	None.

34

WHV INTERNATIONAL EQUITY FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	38	None.

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	38	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company)(1 portfolio).

35

WHV INTERNATIONAL EQUITY FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014;EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	38	None.

1Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

36

WHV INTERNATIONAL EQUITY FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.

Senior Consultant, Freeh Group

International Solutions, LLC (a global risk

management firm) since 2015; Scotia

Institutional Investments US, LP, Director

of Regulatory Administration from 2010

to 2014.

37

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[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser

WHV Investments, Inc.

301 Battery Street

Suite 400

San Francisco, CA 94111-3203

Sub-Adviser

Hirayama Investments, LLC

301 Battery Street

Suite 400

San Francisco, CA 94111-3203

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

WHV INTERNATIONAL EQUITY FUND

of

FundVantage Trust

Class A Shares

Class C Shares

Class I Shares

ANNUAL REPORT

April 30, 2015

This report is submitted for the general information of the shareholders of the WHV International Equity Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the WHV International Equity Fund.

WHV001

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Annual Investment Adviser’s Report

April 30, 2015

(Unaudited)

Dear WHV/Acuity Tactical Credit Long/Short Fund Shareholder,

We are pleased to write the inaugural shareholder letter for the WHV/Acuity Tactical Credit Long/Short Fund (“the Fund”) launched in December 2014. The Fund aims to use related credit asset classes on both the long and short side to generate an attractive rate of return with low volatility. Portfolio construction is implemented with a relative value framework and looks across the entire balance sheet of a corporation from senior secured down through subordinated, equity-linked bonds. This hedged approach is designed to generate performance that is less reliant on the direction of the overall market than a typical credit-based fund.

The inception of the Fund occurred in the midst of a significant amount of year-end volatility in the credit markets, providing an interesting and opportunistic entry point for establishing a portfolio. In our view, much of the year-end volatility was attributable to the dramatic 22% plummet in oil, capping off a total decline of -41% for the full 2014 calendar year. While lower oil prices may be a benefit to consumers and businesses at large, it was not necessarily the case for high-yield investors whose portfolios were overweight with energy-related bonds. Additionally, lessened liquidity surrounding year-end and the holidays exacerbated the large swings in high-yield prices. The ability to source attractively priced bonds was helped by the “sell now, ask later” mentality that enveloped the high-yield market in late 2014. The Fund has to date focused the portfolio on sectors and companies that we believe will benefit from lower oil prices (specifically services, industrials, telecommunications, aerospace, and retail) rather than trying to bottom-fish in the energy sector. We believe that the recovery in oil-related assets will be spotty, very company-specific, and far more likely to occur in the second half of 2015, and thus can find better risk/reward profiles elsewhere.

Equity and high-yield markets have remained in a holding pattern during the first four months in 2015 as good and bad news have been balanced. Interest rates have remained low, indicating slow global growth, an accommodative Federal Reserve, and US dollar strength. The US economy is improving, albeit haltingly, with job gains pointing to stronger than anticipated GDP growth, yet inflation remains benign. Heeding market pundits predicting a spike in interest rates and the end of the world has been the wrong trade. The current economic landscape of extremely low rates and fuel prices, modestly improving economic growth, continued productivity gains, friendly central banks, and a strong dollar all point to a ‘Goldilocks’ backdrop for quality credit, high-yield bonds. In a ‘yieldless’ world in which central banks remain friendly and accommodative, bonds that offer significant current yield and shorter maturity schedules will be in demand, regardless of the short end of the curve being bumped modestly. The appeal of US interest rates given close to negative global debt yields, and an economy that is experiencing moderate growth is a dynamic that will most likely cap US interest rates for the foreseeable future.

The benefits of extraordinary monetary stimulus for the past several years (now led by the European Central Bank) and the resulting positive impact on financial assets have been widely discussed. However, the uniform knee-jerk response from a large portion of the investment community is that the corollary must exist — as soon as the 2009-2014 era of extraordinary accommodation turns to 2015-2016 normalization, all fixed income will suffer. We believe that this is a flawed assumption. Interest rates may move higher, but the speed will likely be slowed by muted inflation and unexceptional economic growth in the US. The probability of a spike in rates is low, and a far more likely scenario is one in which rates are range-bound and trend higher over a protracted timeframe. We believe that certain parts of the high-yield market should significantly outperform higher credit, rate-sensitive, investment-grade bonds during the early part of a new interest rate cycle. The first four months of 2015 are an illustration of the dynamic in which better economic and corporate fundamentals outweighed a gradual increase in rates. A more insidious risk to high-yield is dramatically lower interest rates, which will signify a faltering economy and one that is more prone to lead to bankruptcies. While higher rates will prove treacherous for some fixed income investments, the Fund will be attempting to mitigate higher rates by investing in corporations where credit improvement will likely occur regardless of rates, owning shorter duration and less interest rate-sensitive bonds, and being deft in repositioning the portfolio when necessary. Historically, high-yield has performed well (far better than any other fixed income asset) as rates begin to move higher. The most recent evidence comes from 2013 as the 10-year jumped from 1.76% to 3.02%, yet high-yield as represented by the Barclays U.S. Corporate High-Yield Index was up 7.44%. This compares starkly to the Barclays Capital U.S. Aggregate Bond Index, which dropped -2.02%.

While interest rates are rising modestly, with perhaps the 2% ceiling now becoming a floor for the 10-year, we are not in the camp that foresees rates about to skyrocket, but rather believe more likely they will grind higher and remain within the 2% to 2.5% range. While higher rates may be a harbinger of better growth over the coming quarters and evidence of a US economy that is actually improving, global central banks remain highly accommodative, thus dampening the likelihood of a sharp sustainable spike in rates.

1

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2015

(Unaudited)

Performance Review

The WHV/Acuity Tactical Credit Long/Short Fund is managed through a sub-advisory agreement with Acuity Capital Management, LLC (“Acuity”), an alternative asset manager that focuses on corporate credit investing. The Fund is an unconstrained, opportunistic, multi-credit strategy that aims to provide a differentiated return stream while maintaining fixed income-like volatility. It seeks to achieve current income and capital appreciation by investing primarily, under normal market conditions, in corporate fixed income and/or equity securities using relative value, multiple event-driven, high-yield, credit analysis-based, long/short credit, special situation analysis, levered loan, and convertible arbitrage strategies.

During the fiscal period, the WHV/Acuity Tactical Credit Long/Short Fund posted a gain of 4.60% (Class I shares), 4.57% (Class A shares at net asset value) and -1.44% (Class A shares with 5.75% maximum load) versus a 1.19% return for the Barclays Capital U.S. Aggregate Bond Index during the same period.

Note that although an important part of the Fund’s mandate, investment-grade and convertible bonds are not in the portfolio currently. The convertible market is generally expensive and comprised of either low-grade credits, or investment-grade credits that are extremely overpriced due to concentrated ownership by a handful of mandate-constrained, long-only institutions. As the portfolio continues to build out, we expect to use convertibles, as well as certain investment-grade bonds, as a hedging tool. The ability of the Fund to use multiple asset classes is an important differentiator and the makeup of the portfolio can be adjusted significantly as conditions warrant.

We are excited to have launched the Fund, and we look forward to regularly detailing our market thoughts and resulting portfolio construction with our shareholders.

Sincerely,

WHV Investments, Inc. & Acuity Capital Management, LLC

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks.

2

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Annual Report

Performance Data

April 30, 2015

(Unaudited)

Comparison of Change in Value of $10,000 in the WHV/Acuity Tactical Credit Long/Short Fund’s Class A Shares

vs. the Barclays Capital U.S. Aggregate Bond Index

Class A Shares growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Total Returns for the Period Ended April 30, 2015†*

Since Inception
Class A Shares (without sales charge)	4.57%
Class A Shares (with sales charge)	-1.44%
Barclays Capital U.S. Aggregate Bond Index	1.19%**

†	Not Annualized.
*	The WHV/Acuity Tactical Credit Long/Short Fund (“The Fund”) commenced operations on December 16, 2014.
**	Benchmark performance is from inception date of the Fund (December 16, 2014) only and is not the inception date of the benchmark itself.

Class A Shares of the Fund have a 5.75% maximum sales charge.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 948-4685. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual Fund gross and net operating expense ratios are 2.87% and 1.67% for Class A Shares of the Fund’s average daily net assets. These ratios are stated in the current prospectus dated December 31, 2014, and may differ from the actual expenses incurred by the Fund for the period covered by this report. WHV Investments, Inc. (the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding 12b-1 fees and any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses”, dividend and interest expense on securities sold short and brokerage commissions) do not exceed 1.42% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2018 unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

The Fund evaluates its performance as compared to that of the Barclays Capital U.S. Aggregate Bond Index. Barclays Capital U.S. Aggregate Bond Index is an intermediate term, broad-based index comprised of most U.S. traded investment grade bonds. It is impossible to invest directly in an index.

3

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Annual Report

Performance Data

April 30, 2015

(Unaudited)

An investment in the Fund is subject to risk. The Fund seeks long-term capital appreciation. The potential loss on a short sale is in principle unlimited since there is no limit on the market appreciation of a shorted security. The Fund may have a high turnover of its portfolio securities, resulting in higher brokerage costs, which reduce the Fund’s returns. High turnover also may result in net taxable gain to shareholders, although the Adviser generally seeks to minimize and offset short-term capital gains. The Fund is recently formed and has a limited history of operations. There can be no guarantee that the Fund will achieve its objectives.

All mutual fund investing involves risk, including possible loss of principal. The Fund is new, with a limited operating history. Investments in small capitalization companies present a greater risk of loss than investments in large companies due to greater volatility and less liquidity.

4

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Annual Report

Performance Data

April 30, 2015

(Unaudited)

Comparison of Change in Value of $500,000 in the WHV/Acuity Tactical Credit Long/Short Fund’s Class I Shares

vs. the Barclays Capital U.S. Aggregate Bond Index

Total Returns for the Period Ended April 30, 2015†*

Since Inception
Class I Shares	4.60%
Barclays Capital U.S. Aggregate Bond Index	1.19%**
†	Not Annualized.
*	The WHV/Acuity Tactical Credit Long/Short Fund (“The Fund”) commenced operations on December 16, 2014.
**	Benchmark performance is from inception date of the Fund (December 16, 2014) only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 948-4685. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual Fund gross and net operating expense ratios are 2.62% and 1.42% for Class I Shares of the Fund’s average daily net assets. These ratios are stated in the current prospectus dated December 31, 2014, and may differ from the actual expenses incurred by the Fund for the period covered by this report. WHV Investments, Inc. (the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding 12b-1 fees and any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses”, dividend and interest expense on securities sold short and brokerage commissions) do not exceed 1.42% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2018 unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

The Fund evaluates its performance as compared to that of the Barclays Capital U.S. Aggregate Bond Index. Barclays Capital U.S. Aggregate Bond Index is an intermediate term, broad-based index comprised of most U.S. traded investment grade bonds. It is impossible to invest directly in an index.

An investment in the Fund is subject to risk. The Fund seeks long-term capital appreciation. The potential loss on a short sale is in principle unlimited since there is no limit on the market appreciation of a shorted security. The Fund may have a high turnover of its portfolio securities, resulting in higher brokerage costs, which reduce the Fund’s returns. High turnover also may result in net taxable gain to shareholders, although the Adviser generally seeks to minimize and offset short-term capital gains. The Fund is recently formed and has a limited history of operations. There can be no guarantee that the Fund will achieve its objectives.

5

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Annual Report

Performance Data (Concluded)

April 30, 2015

(Unaudited)

All mutual fund investing involves risk, including possible loss of principal. The Fund is new, with a limited operating history. Investments in small capitalization companies present a greater risk of loss than investments in large companies due to greater volatility and less liquidity.

6

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Fund Expense Disclosure

April 30, 2015

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested from December 16, 2014, the commencement of operations, through April 30, 2015, and held for the entire period.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not either Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, or redemption fees. Therefore, the second line of each accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Fund Expense Disclosure (Concluded)

April 30, 2015

(Unaudited)

	WHV/Acuity Tactical Credit Long/Short Fund
	Beginning Account Value	Ending Account Value April 30, 2015	Expenses Paid During Period*
Class A Shares †
Actual	$1,000.00	$1,045.70	$6.30
Hypothetical (5% return before expenses)	1,000.00	1,016.47	8.39
Class I Shares †
Actual	$1,000.00	$1,046.00	$5.35
Hypothetical (5% return before expenses)	1,000.00	1,017.73	7.13

†Class A & Class I Shares commenced operations on December 16, 2014.

*Actual Expenses are equal to an annualized expense ratio for the period beginning December 16, 2014, commencement of operations, to April 30, 2015 of 1.68% and 1.42% for Class A Shares and Class I Shares, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (134 days), then divided by 365 to reflect the period. The Funds’ ending account values on the first line in the table are based on the actual total returns for the Fund since commencement of operations of 4.57% and 4.60% for Class A Shares and Class I Shares, respectively. These amounts include dividends paid on securities which the Fund has sold short (“short-sale dividends”) and related interest expense. The annualized amount of short-sale dividends and related interest expense was 0.01% of average net assets for the period from December 16, 2014 to April 30, 2015. Hypothetical expenses are as if the Fund had been in existence from November 1, 2014, and are equal to its annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by 365 to reflect the period.

8

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Portfolio Holdings Summary Table

April 30, 2015

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

	% of Net Assets	Value
LONG POSITIONS:
Corporate Bonds and Notes
Telecommunications	16.8%	$766,040
Retail	13.8	631,501
Food	9.8	446,558
Software	8.8	401,624
Media	7.6	348,780
Commercial Services	7.3	333,000
Lodging	6.9	313,313
Computers.	4.0	182,000
Machinery-Construction & Mining	3.9	178,518
Distribution/Wholesale	3.8	175,500
Auto Manufacturers	3.6	165,562
Healthcare-Products	3.5	161,438
Biotechnology	3.3	152,250
Semiconductors	2.7	124,990
Environmental Control.	2.3	105,750
SHORT POSITIONS:
Exchange Traded Funds	(4.3)	(197,200)
Other Assets in Excess of Liabilities	6.2	284,354

NET ASSETS	100.0%	$4,573,978

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

9

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Portfolio of Investments

April 30, 2015

	Par Value	Value
LONG POSITIONS — 98.1%
CORPORATE BONDS AND NOTES — 98.1%
Auto Manufacturers — 3.6%
FCA US LLC/CG Co-Issuer, Inc. 8.25%, 06/15/2021 †	$150,000	$165,562

Biotechnology — 3.3%
Concordia Healthcare Corp. 7.00%, 04/15/2023 (a)	150,000	152,250

Commercial Services — 7.3%
Hertz Corp. (The) 7.50%, 10/15/2018 †	150,000	155,812
Safway Group Holding, LLC /Safway Finance Corp. 7.00%, 05/15/2018 †(a)	175,000	177,188

		333,000

Computers — 4.0%
SunGard Data Systems, Inc. 7.38%, 11/15/2018 †	175,000	182,000

Distribution/Wholesale — 3.8%
HD Supply, Inc. 11.50%, 07/15/2020 †	150,000	175,500

Environmental Control — 2.3%
ADS Waste Holdings, Inc. 8.25%, 10/01/2020 †	100,000	105,750

Food — 9.8%
Albertsons Holdings, LLC/Saturn Acquisition Merger Sub, Inc. 7.75%, 10/15/2022 †(a)	168,000	183,120
US Foods, Inc. 8.50%, 06/30/2019 †	250,000	263,438

		446,558

Healthcare-Products — 3.5%
Kinetic Concepts, Inc. / KCI USA, Inc. 10.50%, 11/01/2018 †	150,000	161,438

Lodging — 6.9%
Boyd Gaming Corp. 9.13%, 12/01/2018 †	150,000	156,938
Marina District Finance Co., Inc. 9.88%, 08/15/2018 †	150,000	156,375

		313,313

Machinery-Construction & Mining — 3.9%
BlueLine Rental Finance Corp. 7.00%, 02/01/2019 †(a)	175,000	178,518

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Media — 7.6%
Univision Communications, Inc. 8.50%, 05/15/2021 (a)	$175,000	$187,688
WideOpenWest Finance, LLC / WideOpenWest Capital Corp. 10.25%, 07/15/2019	150,000	161,092

		348,780

Retail — 13.8%
Michaels FinCo Holdings, LLC / Michaels FinCo, Inc. 7.50% Cash or 8.25% PIK interest, 08/01/2018 , †(a)	150,000	153,000
Neiman Marcus Group Ltd., LLC 8.00%, 10/15/2021 †(a)	150,000	160,875
Party City Holdings, Inc. 8.88%, 08/01/2020 †	150,000	162,188
Rite Aid Corp. 6.13%, 04/01/2023 †(a)	150,000	155,438

		631,501

Semiconductors — 2.7%
Freescale Semiconductor, Inc. 10.75%, 08/01/2020 †	116,000	124,990

Software — 8.8%
First Data Corp. 11.75%, 08/15/2021 †	350,000	401,624

Telecommunications — 16.8%
Altice SA 7.63%, 02/15/2025 †(a)	250,000	252,824
Intelsat Jackson Holdings SA 7.50%, 04/01/2021 †	175,000	181,781
Level 3 Financing, Inc. 8.13%, 07/01/2019 †	175,000	183,925
Sprint Corp. 7.63%, 02/15/2025 †	150,000	147,510

		766,040

TOTAL CORPORATE BONDS AND NOTES (Cost $4,464,242)		4,486,824

TOTAL LONG POSITIONS - 98.1%		4,486,824

(Cost $4,464,242)

The accompanying notes are an integral part of the financial statements.

10

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Portfolio of Investments (Concluded)

April 30, 2015

	Par Value	Value
SHORT POSITIONS - (4.3)%
EXCHANGE TRADED FUNDS — (4.3)%
SPDR Barclays High Yield Bond ETF	$(5,000)	$(197,200)

TOTAL EXCHANGE TRADED FUNDS (Proceeds $196,822)		(197,200)

TOTAL SECURITIES SOLD SHORT - (4.3)%		(197,200)

Proceeds $(196,822)

OTHER ASSETS IN EXCESS OF LIABILITIES - 6.2%		284,354

NET ASSETS - 100.0%		$4,573,978

†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities were purchased in accordance with the guidelines approved by the Fund’s Board of Trustees and may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2015, these securities amounted to $1,600,901 or 35.0% of net assets. These securities have been determined by the Adviser to be liquid securities.

Legend:

PIK	Payment-In-Kind. A security which may pay interest in additional par value and/or in cash. Rates shown are the current rate and possible payment rates.

The accompanying notes are an integral part of the financial statements.

11

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Statement of Assets and Liabilities

April 30, 2015

Assets
Investments, at value (Cost $4,464,242)	$4,486,824
Receivable for investments sold	1,621,125
Deposits with brokers for securities sold short	196,758
Receivable for capital shares sold	26,267
Dividends receivable	88,438
Prepaid expenses and other assets	5,871

Total assets.	6,425,283

Liabilities

Securities sold short, at value (proceeds $196,822)	197,200
Payable for investments purchased	600,000
Due to Custodian	1,015,088
Payable for administration and accounting fees	7,677
Payable for custodian fees	6,757
Payable to Investment Adviser	1,843
Payable for transfer agent fees	1,651
Payable for Trustees and Officers.	1,318
Payable for dividends and fees on securities sold short	12
Accrued expenses	19,759

Total liabilities	1,851,305

Net Assets	$4,573,978

Net Assets Consist of:
Capital stock, $0.01 par value	$4,406
Paid-in capital	4,411,829
Accumulated net investment income	17,620
Accumulated net realized gain from investments and securities sold short.	117,919
Net unrealized appreciation on investments and securities sold short	22,204

Net Assets	$4,573,978

Class A Shares:
Net asset value and redemption price per share ($125,721 / 12,112 shares)	$10.38

Maximum offering price per share (100/94.25 of $10.38)	$11.01

Class I Shares:
Net asset value, offering and redemption price per share ($4,448,257 / 428,530 shares)	$10.38

The accompanying notes are an integral part of the financial statements.

12

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Statement of Operations

For the Period Ended April 30, 2015*

Investment Income
Interest	$70,803

Total investment income.	70,803

Expenses
Advisory fees (Note 2)	17,834
Administration and accounting fees (Note 2)	28,991
Audit fees	17,527
Transfer agent fees (Note 2)	14,704
Custodian fees (Note 2)	9,965
Registration and filing fees	1,777
Trustees’ and officers’ fees (Note 2)	1,638
Dividends and fees on securities sold short	76
Distribution fees (Class A) (Note 2)	32
Other expenses	4,353

Total expenses before waivers and reimbursements	96,897

Less: waivers and reimbursements (Note 2)	(75,145)

Net expenses after waivers and reimbursements	21,752

Net investment income.	49,051

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	117,919
Net change in unrealized appreciation/(depreciation) on investments.	22,582
Net change in unrealized appreciation/(depreciation) on securities sold short	(378)

Net realized and unrealized gain on investments	140,123

Net increase in net assets resulting from operations	$189,174

*	The Fund commenced operations on December 16, 2014.

The accompanying notes are an integral part of the financial statements.

13

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Statement of Changes in Net Assets

For the Period Ended April 30, 2015*
Increase in net assets from operations:
Net investment income	$49,051
Net realized gain from investments	117,919
Net change in unrealized appreciation/(depreciation) on investments	22,204

Net increase in net assets resulting from operations	189,174

Less Dividends and Distributions to Shareholders:
Net investment income:
Class A Shares	(380)
Class I Shares	(32,191)

Total net investment income	(32,571)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	4,417,375

Total increase in net assets	4,573,978

Net assets
Beginning of period	—
End of period	$4,573,978

Accumulated net investment income, end of period.	$17,620

*	The Fund commenced operations on December 16, 2014.

The accompanying notes are an integral part of the financial statements.

14

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A Shares
	For the Period December 16, 2014* to April 30, 2015
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income(1)	0.11
Net realized and unrealized gain on investments	0.35

Net increase in net assets resulting from operations.	0.46

Dividends and distributions to shareholders from:
Net investment income	(0.08)

Total distributions	(0.08)

Net asset value, end of period	$10.38

Total investment return(2)	4.57	%(3)
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$126
Ratio of expenses to average net assets with waivers and expense reimbursements (including dividend and interest expense)	1.68	%(4)
Ratio of expenses to average net assets with waivers and expense reimbursements (excluding dividend and interest expense)	1.67	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements (including dividend and interest expense)(5)	6.60	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements (excluding dividend and interest expense)(5)	6.60	%(4)
Ratio of net investment income to average net assets	2.97	%(4)
Portfolio turnover rate	532.05	%(3)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.

(3)	Not annualized.
(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

15

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Financial Highlights (Continued)

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I Shares
	For the Period December 16, 2014* to April 30, 2015
Per Share Operating Performance
Net asset value, beginning of period	$10.00
Net investment income(1)	0.12
Net realized and unrealized gain on investments	0.34

Net increase in net assets resulting from operations.	0.46
Dividends and distributions to shareholders from:
Net investment income	(0.08)

Total distributions	(0.08)

Net asset value, end of period	$10.38

Total investment return(2)	4.60	%(3)
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$4,448
Ratio of expenses to average net assets with waivers and expense reimbursement (including dividend and interest expense)	1.42	%(4)
Ratio of expenses to average net assets with waivers and expense reimbursement (excluding dividend and interest expense)	1.42	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursement (including dividend and interest expense)(5)	6.35	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursement (excluding dividend and interest expense)(5)	6.35	%(4)
Ratio of net investment income to average net assets	3.22	%(4)
Portfolio turnover rate	532.05	%(3)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Not annualized.
(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

16

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Notes to Financial Statements

April 30, 2015

1. Organization and Significant Accounting Policies

The WHV/Acuity Tactical Credit Long/Short Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on December 16, 2014. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares: Class A, Class C and Class I Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) of up to 1.00% may apply for investments of $1 million or more of Class A Shares of the Fund (and therefore no initial sales charge was paid) and shares are redeemed within 18 months after initial purchase. The CDSC shall not apply to those purchases of Class A Shares of $1 million or more where Foreside Funds Distributors LLC (the “Underwriter”) did not pay a commission to the selling broker-dealer. Class C Shares commenced operations on May 1, 2015.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities held by the Fund are valued at their last sale price on the NYSE on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the last asked price and the last bid price prior to the market close. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the last asked price and the last bid price prior to market close. The value of such securities quoted on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system, but not listed on the National Market System, shall be valued at the mean between closing asked price and the closing bid price. Unlisted securities that are not quoted on NASDAQ and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates market value. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1	—	quoted prices in active markets for identical securities;

• Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

17

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Notes to Financial Statements (Continued)

April 30, 2015

• Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The fair value of the Fund’s bonds are generally based on quotes received from brokers of independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/15	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Long Positions:
Corporate Bonds and Notes*	$4,486,824	$—	$4,486,824	$—

Short Positions:
Exchange Traded Funds*	$(197,200)	$(197,200)	$—	$—

* Please refer to Portfolio of Investments for further details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period ended April 30, 2015, there were no transfers between Levels 1, 2 and 3 for the Funds.

Use of Estimates — The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements

18

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Notes to Financial Statements (Continued)

April 30, 2015

in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Short Sales — A Fund’s short sales are subject to special risks. A short sale involves the sale by the Funds of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. If the price of the security has increased during this time, then the Funds will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Funds. There can be no assurance that the Funds will be able to close out a short position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. The Funds will comply with guidelines established by the Security and Exchange Commission and other applicable regulatory bodies with respect to coverage of short sales.

As of April 30, 2015, the Fund had securities sold short valued at $197,200, and cash deposits of $196,758, were pledged as collateral.

In accordance with the terms of its prime brokerage agreements, the Funds may receive rebate income or be charged fees on securities sold short. Such income or fee is calculated on a daily basis based upon the market value of securities sold short and a variable rate that is dependent upon the availability of such security. For the period from December 16, 2014 (commencement of operations) to April 30, 2015, the Fund had net rebate income of $81 on securities sold short. This amount is included in dividends and fees on securities sold short on the statement of operations.

19

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Notes to Financial Statements (Continued)

April 30, 2015

As of April 30, 2015, the Fund utilized short sales proceeds of $196,834, and incurred financing charges for the period ended April 30, 2015, of $157 to finance purchases of long securities. A financing fee is charged to the Funds based on the Federal Funds rate plus an agreed upon spread. These fees are included in dividends and fees on securities sold short.

Payment-In-Kind Securities — The Fund may invest in payment-in-kind securities (“PIK”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates, interest rates, and associated risks as the original bonds. For the period ended April 30, 2015, there were no in-kind payments received by the Fund with respect to PIK securities.

2. Transactions with Affiliates and Related Parties

WHV serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.17% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding 12b-1 fees and any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.42% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2018, unless the Board of Trustees approves its earlier termination. Under a separate contractual agreement, the Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund in an amount equal to the Fund’s dividend and interest expense on securities sold short through August 31, 2016. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

For the period ended April 30, 2015, the amount of potential recovery was as follows:

Expiration

April 30, 2018

$45,147

For the period ended April 30, 2015, the Adviser earned and waived investment advisory fees of $17,834. Fees reimbursed by the Adviser were $27,313.

Acuity Capital Management, LLC (“Acuity” or the “Sub-Adviser”) serves as the sub-adviser to the Fund. The Sub-Adviser provides certain services pursuant to a sub-advisory agreement among WHV, the Sub-Adviser and the Trust, on behalf of the Fund. Sub-Advisory fees are paid by WHV, not the Fund.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the period ended April 30, 2015, BNY Mellon accrued administration and accounting fees totaling $28,991 and waived fees totaling $17,500. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum,and out of pocket expenses. For the period ended April 30, 2015, BNY Mellon accrued transfer agent fees totaling $14,704 and waived fees totaling $9,375.

20

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Notes to Financial Statements (Continued)

April 30, 2015

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses. For the period ended April 30, 2015, the Custodian accrued custodian fees totaling $9,965 and waived fees totaling $3,123.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived if each Fund terminates its agreements with BNY Mellon or the Custodian within three years of signing the agreements.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Fund’s Class A Shares.

The Trustees of the Trust who are not officers or employees of an investment adviser, sub-adviser or other service provider to the Trust receive compensation in the form of an annual retainer and per meeting fees, for their services as a Trustee. The remuneration paid to the Trustee by the Funds during the period ended April 30, 2015 was $148. Certain employees of BNY Mellon serve as Officers of the Trust. They are not compensated by the Funds or the Trust.

3. Investment in Securities

For the period ended April 30, 2015, aggregate purchases and sales of investment securities (excluding other short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities.	$21,237,907	$16,853,846

4. Capital Share Transactions

For the period from December 16, 2014, commencement of operations, to April 30, 2015, transactions in capital shares of the Funds (authorized shares unlimited) were as follows:

	For the Period Ended
	April 30, 2015*
	Shares	Amount
Class A Shares
Sales	12,074	$123,572
Reinvestments	38	380

Net increase	12,112	$123,952

21

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Notes to Financial Statements (Continued)

April 30, 2015

	For the Period Ended
	April 30, 2015*
	Shares	Amount
Class I Shares
Sales	425,402	$4,261,489
Reinvestments	3,153	32,191
Redemptions.	(25)	(257)

Net increase	428,530	$4,293,423

Total net increase	440,642	$4,417,375

*	The Fund commenced operations on December 16, 2014.

As of April 30, 2015, the Fund had the following shareholder that held 10% or more of the outstanding shares of the fund.

Affiliated shareholder	91%

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the year ended April 30, 2015, these adjustments were to increase accumulated net investment income by $1,140 and to decrease paid-in-capital by $1,140. This permanent difference is attributable to disallowed expenses. Net investment income, net realized gains and net assets were not affected by these adjustments.

For the period ended April 30, 2015, the tax character of distributions paid by the Fund was $32,571 of ordinary income dividends. Distributions from short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2015, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Qualified Late-Year Losses	Other Temporary Differences
$—	$135,539	$—	$22,204	$—	$—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2015, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

22

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Notes to Financial Statements (Continued)

April 30, 2015

Federal tax cost	$4,464,242

Gross unrealized appreciation	$36,432
Gross unrealized depreciation	(13,850)

Net unrealized appreciation	$22,582

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the period ended April 30, 2015, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2015. For the period ended April 30, 2015, the Fund had no loss deferrals.

Accumulated capital losses represent net capital loss carryovers as of April 30, 2015 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2015, the fund did not have any capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

23

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

WHV/Acuity Tactical Credit Long/Short Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the WHV/Acuity Tactical Credit Long/Short Fund (the “Fund”) at April 30, 2015, the results of its operations and cash flows, the changes in its net assets and the financial highlights for the period December 16, 2014 (commencement of operations) through April 30, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 2015 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 26, 2015

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WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2015, the Fund paid $32,571 of ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 100.00%.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2015. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2016.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

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WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how a Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 948-4685 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Advisory and Sub-Advisory Agreements

At in-person meetings held on September 22-23, 2014 and December 16-17, 2014, the Board of Trustees (“Board” or “Trustees”) of FundVantage Trust (“Trust”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Trustees”), unanimously approved (a) an advisory agreement (the “Agreement”) between the Trust, on behalf of the WHV/Acuity Tactical Credit Long/Short Fund (the “Fund”), and WHV Investments, Inc. (“WHV”); and (b) a sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) among WHV, Acuity Capital Management, LLC (“Acuity” or “Sub-Adviser”) and the Trust, on behalf of the Fund. The Trustees considered information that the Adviser provided regarding (i) services to be performed for the Fund, (ii) the size and qualifications of the Adviser’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) investment performance, (v) the capitalization and financial condition of the Adviser and Sub-Adviser, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Fund and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the WHV’s or Acuity’s ability to service the Fund and (x) compliance with the federal securities laws and other regulatory requirements. WHV and Acuity also provided their most recent Form ADV for the Trustees’ review and consideration. The Trustees also received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreement.

Representatives from WHV and Acuity attended the September 2014 meeting in person and discussed the firms’ histories, performance and investment strategies in connection with the proposed approval of the Agreements and answered questions from the Board.

The Trustees reviewed performance information for an account managed by the Sub-Adviser in a substantially similar manner as the Fund versus the HFRX Fixed Income Credit Index and the median of the Morningstar Nontraditional Bond Category (Institutional) for the one-year, three-year and since inception periods, as applicable.

WHV and Acuity provided information regarding the proposed advisory fees and an analysis of these fees in relation to the delivery of services to be provided to the Fund and any other ancillary benefit resulting from the Adviser’s and Sub-Adviser’s relationship with the Fund. The Trustees also reviewed information regarding the fees the Adviser and Sub-Adviser charge to certain other clients and evaluated explanations provided by the Adviser and Sub-Adviser as to differences in the fees proposed to be charged to the Fund and other similarly managed accounts. The Trustees also reviewed fees charged by other advisers that manage comparable mutual funds with similar strategies. The Trustees evaluated explanations provided by the Adviser and Sub-Adviser that the proposed aggregate advisory fee was based

26

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Other Information

(Unaudited) (Continued)

on a careful analysis of the peer universe within a Third-party separate account database and the Morningstar Direct database. The Trustees noted that the proposed sub-advisory fees under the Sub-Advisory Agreement would be paid by WHV out of the advisory fees it received from the Fund, and considered the impact of such sub-advisory fee on the pro forma estimated profitability WHV expected to derive from its relationship with the Fund. The Trustees concluded that the advisory and sub-advisory fees and services to be provided by WHV and Acuity are sufficiently consistent with those of other advisers or sub-advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund based on the information provided at the Meeting.

The Board considered the level and depth of knowledge of WHV and Acuity , including the professional experience and qualifications of its senior personnel. In evaluating the quality of services provided by WHV, the Board took into account its familiarity with WHV’s senior management through Board meetings, discussions and reports during the preceding year, in connection with WHV’s role as investment adviser to certain other series of the Trust. The Board also took into account WHV and Acuity’s compliance policies and procedures and reports regarding WHV’s and Acuity’s compliance operations from the Trust’s Chief Compliance Officer. The Board also considered any potential conflicts of interest that may arise in a portfolio manager’s management of the Fund’s investments on the one hand, and the investments of other accounts, on the other. The Trustees reviewed the services to be provided to the Fund by WHV and Acuity and concluded that the nature, extent and quality of the services to be provided were appropriate and consistent with the terms of the Agreements, that the quality of the proposed services appeared to be consistent with industry norms and that the Fund is likely to benefit from the provision of those services. They also concluded that WHV and Acuity have sufficient personnel, with the appropriate education and experience, to serve the Fund effectively.

The Trustees considered the costs of the services to be provided by WHV and Acuity, the proposed compensation and expected benefits received by WHV and Acuity in providing services to the Fund, as well as WHV’s and Acuity’s anticipated profitability. The Trustees were provided with the most recent audited financial statements for WHV and the most recent profit and loss statement for Acuity. The Trustees noted that WHV’s and Acuity’s respective levels of profitability are an appropriate factor to consider, and the Trustees should be satisfied that WHV’s and Acuity’s profits are sufficient to continue as a healthy concern generally and as investment advisers of the Fund specifically. In considering the profitability of Acuity of its relationship with the Fund, the Board noted the undertakings of WHV with respect to the expense limitation for the Fund and also noted that the sub-advisory fees under the Sub-Advisory Agreement would be paid by WHV out of the advisory fee it receives under the Advisory Agreement and, in addition, are negotiated at arm’s length. The Board noted that the sub-advisory fee schedule for the Fund did not currently contemplate breakpoints that would reduce the sub-advisory fee rate payable by WHV on assets above specified levels as the portion of assets managed by the Acuity increased.

The Trustees noted that the anticipated fees to be charged by WHV and Acuity were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also reviewed the proposed sub-advisory fee to be paid to Acuity by WHV. The Trustees also concluded that the overall expense ratio of the Fund was reasonable, taking into account the projected growth and size of the Fund, the quality of services proposed to be provided by WHV and Acuity, and the expense limitations agreed to by the Adviser.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Trustees noted that economies of scale may be achieved at higher asset levels for the Fund for the benefit of fund shareholders, but that because such economies of scale did not yet exist and were not likely to exist in the near term, it was not appropriate to incorporate a mechanism for sharing the benefit of such economies with Fund shareholders in the advisory fee structure at this time.

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WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Other Information

(Unaudited) (Concluded)

In voting to approve the Agreements, the Board considered all factors it deemed relevant and the information presented to the Board by WHV and Acuity. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the approval of the Agreements would be in the best interests of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the Agreements.

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WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 948-4685.

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WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 948-4685.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	38	Optimum Fund Trust (registered investment company) (6 portfolios).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	38	None.

DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	38	None.

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	38	Copeland Trust (registered investment company) (2 portfolios); Context Capital Funds (registered investment company) (1 portfolio).

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WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	38	None.

1Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

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WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.

Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

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Investment Adviser

WHV Investments, Inc.

301 Battery Street

Suite 400

San Francisco, CA 94111-3203

Sub-Adviser

Acuity Capital Management, LLC

60 Arch Street

2nd Floor

Greenwich, CT 06830

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

As Sub-Advised by

WHV/ACUITY

TACTICAL CREDIT

LONG/SHORT FUND

of

FundVantage Trust

Class A Shares

Class I Shares

ANNUAL REPORT

April 30, 2015

This report is submitted for the general information of the shareholders of the WHV/Acuity Tactical Credit Long/Short Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the WHV/Acuity Tactical Credit Long/Short Fund.

Acu001

WHV/EAM INTERNATIONAL SMALL CAP EQUITY FUND

Annual Investment Adviser’s Report

April 30, 2015

(Unaudited)

Dear WHV/EAM International Small Cap Equity Fund Shareholder,

Market Overview

For the period beginning with the inception of the WHV/EAM International Small Cap Equity Fund (“the Fund”) on May 27, 2014 and ending April 30, 2015 (“the fiscal period”), non-US small caps posted positive returns in both developed and emerging markets. During this time period, the markets continued to focus on the actions and signals of global central banks, the drop in oil prices, and the economic effects of various governmental reforms. Global markets climbed steadily through the end of the second quarter, but largely declined during the third quarter primarily due to increased volatility on falling oil prices and lackluster global growth. Non-US small cap markets continued to fall in the fourth quarter as the end to the year brought broad based losses, but advanced during the first quarter of 2015. The Russell Global ex-US Small Cap Growth Index posted a 1.82% return during the fiscal period. Top countries contributing to relative performance were Japan, Israel, and the United Kingdom. The largest detractors to performance were India, China, and Germany.

Market Commentary

Political unrest dominated the global landscape in the second quarter. Thailand’s coup d’état, Ukraine’s Russia-backed separatist insurgency, and the growing tensions in the Middle East exemplified the theme. Despite this uncertainty and choppy economic data, the market took a more optimistic perspective given policy response, and global market volatility trended lower.

As the third quarter progressed, volatility increased roughly 40%1. The quarter was skittish even at the start as July was marked with the bailout of Banco Espirito Santo (Portugal’s largest bank), Argentina’s technical default, and military conflicts in Israel and Ukraine. Furthermore, the scope of the Russian/Ukrainian conflict became increasingly uncertain as the Malaysian Airlines passenger plane was shot down. However, in spite of the aforementioned global uncertainty the nominal damage to the Fund was relatively limited in July, with the Russell Global ex-US Small Cap Growth Index down -1.37% in the month.

As we transitioned to August, the global small cap markets stabilized, focusing on the possibility of further monetary accommodations from the European Central Bank (ECB). Toward the end of August, economic data in developed markets began to diverge, thus so did plans from their respective central banks. The US Federal Reserve and Bank of England signaled that a new interest rate cycle was afoot, while the ECB and the Bank of Japan increased the intensity of their easings. The global foreign exchange markets moved rapidly to adjust. Fearing a repeat of the pain felt by the ‘Fragile Five’ (Brazil, India, Indonesia, South Africa, and Turkey) in early 2013, countries with the highest current account deficits were sold most aggressively as the Fed signaled higher rates.

In mid-October, volatility increased on fears of a global economic slowdown (particularly in Europe), an Ebola outbreak, and plunging oil prices. Accommodative policy continued to play a major role in global markets, a theme likely to persist. In addition, oil hit its lowest price in more than five and a half years, slumping 46% in 2014, with the majority of the move occurring in the fourth quarter. The move marked the steepest drop in six years and second-worst fall since crude trading began in 1983. Fears of a global slowdown and uncertainty surrounding how the falling oil prices will affect global economies took hold in the fourth quarter.

1

WHV/EAM INTERNATIONAL SMALL CAP EQUITY FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2015

(Unaudited)

Non-US small cap markets rallied in the first quarter as stocks advanced in both developed and emerging markets. Markets continued to closely watch the actions of central banks around the globe, the impacts of currency fluctuations, the price of crude oil, and the economic effects of various governmental reforms.

Performance Review

The WHV/EAM International Small Cap Equity Fund is managed through a sub-advisory agreement with EAM Global Investors, LLC (“EAM Global”); an asset manager that specializes in active equity strategies in inefficient global markets. The Fund seeks to achieve long-term capital appreciation by primarily investing in a combination of equity securities of foreign (i.e., non-US) companies with a suitable potential for earnings growth that are located in countries with developed markets, but may also invest in companies domiciled in emerging markets.

During the fiscal period, the WHV/EAM International Small Cap Equity Fund posted a gain of 4.40% (Class I shares), 4.20% (Class A shares at net asset value) and -1.79% (Class A shares with 5.75% maximum load) versus a 1.82% return for the Russell Global ex-US Small Cap Growth Index during the same period.

From a performance attribution by country and sector perspective, relative outperformance during the fiscal period came largely from positive stock selection in Japan. Selection in the country was primarily beneficial in the consumer staples and producer durables sectors. The majority of our relative underperformance during can be credited to our underweight to the outperforming countries of China and India.

It is important to note that our portfolio’s positioning relative to country, region, and sector will fluctuate with respect to our bottom-up investment process. We believe our disciplined approach reduces the investment universe to a rich list of stocks that signal positive fundamental change, regardless of region, country or sector.

Outlook

Despite uncertainties around the actions of global central banks, currency fluctuations, the price of oil and the potential effects of various governmental reforms, the Fund will continue to rely on the investment team’s disciplined, focused, and objective discovery process in the search for securities across the globe that are believed to exhibit the signs and symptoms of positive fundamental change.

Within developed markets, attention remains fixed on central bank actions of the United States, the Eurozone, and Japan. We believe that the potential for divergent policy actions — with the US seen preparing to raise interest rates while the European Central Bank and Bank of Japan continue to loosen policy — is first and foremost on the minds of many global investors. Foreign exchange rates globally have felt the effect of deviating monetary policies and will continue to be monitored intently as a key barometer of the health of foreign markets. We also expect that several other themes from last year will remain in play: China’s ability to navigate its GDP deceleration, the Eurozone’s recovery, and the price of crude oil.

In emerging markets, the outlook differs greatly country to country. A quick look at a few examples around the globe in emerging markets shows the unique nation to nation dynamics. The Brazilian economy struggled with the Brazilian Real falling 18% in the first quarter as the newly elected Government deals with slowing GDP growth. In a rising rate environment, South Korea is considered a more insulated market given its sizeable account surplus and FX

2

WHV/EAM INTERNATIONAL SMALL CAP EQUITY FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2015

(Unaudited)

reserves. This was apparent in the first quarter as the South Korean markets were one of the better performing emerging markets. On the other side, the Turkish market struggled with the Turkish Lira depreciating 10% in the first quarter as President Erdogan criticized the monetary policy actions of the Turkish Central Bank.

As always, there are reasons for both optimism and pessimism for the future. Although concerns of an economic slowdown remain, the wide dispersion of individual stock performances within the universe represents an opportunity for outperformance if a strategy can capitalize on pockets of idiosyncratic risk and relative strength. Our disciplined and objective process starts from the bottom-up, we believe identifying companies undergoing significant fundamental change that will result in earnings acceleration that is not yet fully priced in by the market. As a result, we remain confident our process will continue to help us navigate the challenging global markets.

Sincerely,

WHV Investments, Inc. & EAM Global Investors, LLC

1Source: EAM Investors, Bloomberg LP. EFA ETF Volatility Index (VXEFA) measures expected volatility of the iShares MSCI EAFE Index Fund.

  *The holdings identified may not be representative of the Fund’s current or future investments and are subject to risk. Holdings are provided for informational purposes only and should not be construed as a recommendation to buy or sell the securities mentioned. Financial professionals, please contact the WHV Sales Support team at (855) 417-8474; direct investors, please call (888) 948-4685; to obtain (i) the methodology for calculating the top and bottom performance contributing holdings, and (ii) a list showing every holding’s contribution to the overall Fund’s performance during the fiscal period. The inception date of the Fund was May 27, 2014. For funds less than one year old, performance since inception is not annualized and represents an aggregate total return. Past performance does not guarantee future results.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. Performance would have been lower without expense limitations in effect. All returns include the reinvestment of dividend and capital gain distributions.

For performance data current to the most recent month-end, please call (888) 948-4685. The Maximum Sales Charge for Class A of the fund is 5.75%.

The Fund’s total annual Fund gross and net operating expense ratios are 2.47% (gross) and 1.65% (net) for Class A Shares and 2.22% (gross) and 1.40% (net) for Class I Shares of the Fund’s average daily net assets. These ratios are stated in the current prospectus dated June 2, 2014, and may differ from the actual expenses incurred by the Fund for the period covered by this report.

WHV Investments, Inc. (the “Adviser”), formerly WHV Investment Management, Inc. and Wentworth, Hauser and Violich, Inc., has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the total operating expenses excluding taxes, “Acquired Fund fees and expenses,” dividend and interest expense on short sales of securities, interest, extraordinary items and brokerage commissions do not exceed 1.40% (on an annual basis) of average daily net assets of the Fund (the “Expense

3

WHV/EAM INTERNATIONAL SMALL CAP EQUITY FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2015

(Unaudited)

Limitation”). The Expense Limitation will remain in place until August 31, 2018, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment by the Adviser will occur unless the Fund’s expenses are below the Expense Limitation.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above.

The Russell Global ex-US Small Cap Growth Index is constructed to represent the small-cap segment of the global equity market, excluding companies assigned to the United States. The Russell Global ex-US Small Cap Growth Index is constructed to measure the small-cap growth segment of the global equity market based on all investable equity securities, excluding companies assigned to the United States. The Russell Global ex-US Small Cap Growth Index has been chosen as a benchmark to the WHV/EAM International Small Cap Equity Fund because the Adviser believes that it is the most appropriate broad-based securities index to be used for comparative purposes given the investment growth-oriented strategy of the portfolio.

The performance of the index reflects dividends net of foreign tax withholdings applicable to a typical foreign investor and capital gains but does not reflect the deduction of any investment management fees or other expenses or taxes. The index is unmanaged and cannot be invested in directly.

Nothing presented herein is intended to constitute investment advice and no investment decision should be made based on any information provided herein. Information provided reflects the views of the Fund’s portfolio management team as of a particular time. Such views are subject to change without notice. Any information regarding holdings, allocations and other characteristics are for illustrative purposes only and may not be representative of any current or future investments or allocations. Nothing contained herein should be construed as a recommendation to purchase or sell a particular security or follow any strategy or allocation. Any forward-looking statements or forecasts are based on assumptions and actual results may vary from any such statements or forecasts. No reliance should be placed on any such statements or forecasts when making any investment decision. While the Fund’s portfolio management team has used reasonable efforts to obtain information from reliable sources, we make no representations or warranties as to the accuracy, reliability or completeness of third-party information presented herein.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal period May 27, 2014 through April 30, 2015 and reflects the views of the investment adviser, or sub-adviser, at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Sources include FactSet, Bloomberg, Russell Investments, and EAM Global.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

Investments in small capitalization companies present a greater risk of loss than investments in large companies due to greater volatility and less liquidity.

4

WHV/EAM International Small Cap Equity Fund

Annual Report

Performance Data

April 30, 2015

(Unaudited)

Comparison of Change in Value of $10,000 Investment in WHV/EAM International Small Cap Equity Fund’s

Class A Shares vs. Russell Global ex-US Small Cap Growth Index

Class A Shares growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Total Returns for the Period Ended April 30, 2015†

	Since Inception*
Class A Shares (without sales charge)	4.20%
Class A Shares (with sales charge)	-1.79%
Russell Global ex-U.S. Small Cap Growth Index	1.82%	**

†	Not Annualized.
*	The WHV/EAM International Small Cap Equity Fund (the “Fund”) commenced operations on May 27, 2014.
**	Benchmark performance is from inception date of the Fund (May 27, 2014) only and is not the inception date of the benchmark itself.

5

WHV/EAM International Small Cap Equity Fund

Annual Report

Performance Data

April 30, 2015

(Unaudited)

Comparison of Change in Value of $10,000 Investment in WHV/EAM International Small Cap Equity Fund’s

Class I Shares vs. Russell Global ex-US Small Cap Growth Index

Total Returns for the Period Ended April 30, 2015†

	Since Inception*
Class I Shares	4.40%
Russell Global ex-U.S. Small Cap Growth Index	1.82%	**

†	Not Annualized.
*	The WHV/EAM International Small Cap Equity Fund (the “Fund”) commenced operations on May 27, 2014.
**	Benchmark performance is from inception date of the Fund (May 27, 2014) only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 948-4685. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

WHV/EAM International Small Cap Equity Fund

Annual Report

Performance Data (Concluded)

April 30, 2015

(Unaudited)

The Fund’s total annual Fund gross and net operating expense ratios are 2.47% and 1.65%, respectively, for Class A Shares and 2.22% and 1.40%, respectively, for Class I Shares of the Fund’s average daily net assets. These ratios are stated in the current prospectus dated June 2, 2014, and may differ from the actual expenses incurred by the Fund for the period covered by this report. WHV Investments, Inc. (the “Adviser”), has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, “Acquired Fund fees and expenses,” dividend and interest expense on short sales of securities, interest, extraordinary items and brokerage commissions) do not exceed 1.65% with respect to Class A shares and 1.40% with respect to Class I shares (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2018 unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Advisor is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period up to three years from the year in which the Advisor reduced its compensation and/or assumed expenses for the Fund. No recoupment by the Adviser will occur unless the Fund’s expenses are below the Expense Limitation. Total returns would be lower had such fees and expenses not been waived and/or reimbursed, or been higher had such fees and expenses not been recouped.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund evaluates its performance as compared to that of the Russell Global ex-US Small Cap Growth Index, which measures the growth segment for the smallest securities in the global equity universe, excluding companies assigned to the U.S. It includes smaller companies outside the U.S. that have higher growth earning potential as defined by Russell’s leading style methodology. The index is constructed to provide a comprehensive and unbiased barometer of the global growth market, excluding the U.S. It is impossible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices.

7

WHV/EAM EMERGING MARKETS SMALL CAP EQUITY FUND

Annual Investment Adviser’s Report

April 30, 2015

(Unaudited)

Dear WHV/EAM Emerging Markets Small Cap Equity Fund Shareholder,

Market Overview

For the period beginning with the inception of the WHV/EAM Emerging Markets Small Cap Equity Fund (“the Fund”) on May 27, 2014 and ending April 30, 2015 (“the fiscal period”), non-US small caps posted positive returns in both developed and emerging markets. During this time period, the markets continued to focus on the actions and signals of global central banks, the drop in oil prices, and the economic effects of various governmental reforms. Global markets climbed steadily through the end of the second quarter, but largely declined during the third quarter primarily due to increased volatility on falling oil prices and lackluster global growth. Non-US small cap markets continued to fall in the fourth quarter as the end to the year brought broad based losses, but advanced during the first quarter of 2015. The Russell Emerging Markets Small Cap Growth Index posted a return of 6.21% during the fiscal period. The top countries contributing to relative performance were South Korea, Malaysia, and Taiwan. The largest detractors to performance were India, China, and Turkey.

Market Commentary

Political unrest dominated the global landscape in the second quarter. Thailand’s coup d’état, Ukraine’s Russia-backed separatist insurgency, and the growing tensions in the Middle East exemplified the theme. Despite this uncertainty and choppy economic data, the market took a more optimistic perspective given policy response, and global market volatility trended lower.

As the third quarter progressed, volatility increased roughly 40%1. The quarter was skittish even at the start as July was marked with the bailout of Banco Espirito Santo (Portugal’s largest bank), Argentina’s technical default, and military conflicts in Israel and Ukraine. Furthermore, the scope of the Russian/Ukrainian conflict became increasingly uncertain as the Malaysian Airlines passenger plane was shot down. However, in spite of the aforementioned global uncertainty the nominal damage to the Fund was relatively limited in July as the Russell Emerging Markets Small Cap Growth Index was down a nominal -0.37% in the month.

As we transitioned to August, the global small cap markets stabilized, focusing on the possibility of further monetary accommodations from the European Central Bank (ECB). Toward the end of the month, economic data in developed markets began to diverge, thus so did plans from their respective central banks. The US Federal Reserve and Bank of England signaled that a new interest rate cycle was afoot, while the ECB and the Bank of Japan increased the intensity of their easings. The global foreign exchange markets moved rapidly to adjust. Fearing a repeat of the pain felt by the ‘Fragile Five’ (Brazil, India, Indonesia, South Africa, and Turkey) in early 2013, countries with the highest current account deficits were sold most aggressively as the Fed signaled higher rates.

In mid-October, volatility increased on fears of a global economic slowdown (particularly in Europe), an Ebola outbreak, and plunging oil prices. Accommodative policy continued to play a major role in global markets, a theme likely to persist. In addition, oil hit its lowest price in more than five and a half years, slumping 46% in 2014, with the majority of the move occurring in the fourth quarter. The move marked the steepest drop in six years and second-worst fall since crude trading began in 1983. Fears of a global slowdown and uncertainty surrounding how the falling oil prices will affect global economies took hold in the fourth quarter.

8

WHV/EAM EMERGING MARKETS SMALL CAP EQUITY FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2015

(Unaudited)

Non-US small cap markets rallied in the first quarter as stocks advanced in both developed and emerging markets. Markets continued to closely watch the actions of central banks around the globe, the impacts of currency fluctuations, the price of crude oil, and the economic effects of various governmental reforms

Performance Review

The WHV/EAM Emerging Markets Small Cap Equity Fund is managed through a sub-advisory agreement with EAM Global Investors, LLC (“EAM Global”); an asset manager that specializes in active equity strategies in inefficient global markets. The Fund seeks to achieve long-term capital appreciation by primarily investing in a combination of equity securities of foreign (i.e., non-US) companies with a suitable potential for earnings growth that are located in countries with developed markets, but may also invest in companies domiciled in emerging markets.

During the fiscal period, the WHV/EAM Emerging Markets Small Cap Equity Fund posted a gain of 3.50% (Class I shares), 3.20% (Class A shares at net asset value) and -2.73% (Class A shares with 5.75% maximum load) versus a 6.21% return for the Russell Emerging Markets Small Cap Growth Index during the same period.

From a performance attribution by country and sector perspective, relative outperformance during the fiscal period came largely from positive stock selection in South Korea. Selection in the country was primarily beneficial in the materials and processing sector. The majority of our relative underperformance during can be credited to our underweight to the outperforming countries of China and India.

It is important to note that our portfolio’s positioning relative to country, region, and sector will fluctuate with respect to our bottom-up investment process. We believe our disciplined approach reduces the investment universe to a rich list of stocks that signal positive fundamental change, regardless of region, country or sector.

Outlook

Despite uncertainties around the actions of global central banks, currency fluctuations, the price of oil and the potential effects of various governmental reforms, the Fund will continue to rely on the investment team’s disciplined, focused, and objective discovery process in the search for securities across the globe that are believed to exhibit the signs and symptoms of positive fundamental change.

Within developed markets, attention remains fixed on central bank actions of the United States, the Eurozone, and Japan. We believe that the potential for divergent policy actions — with the US seen preparing to raise interest rates while the European Central Bank and Bank of Japan continue to loosen policy — is first and foremost on the minds of many global investors. Foreign exchange rates globally have felt the effect of deviating monetary policies and will continue to be monitored intently as a key barometer of the health of foreign markets. We also expect that several other themes from last year will remain in play: China’s ability to navigate its GDP deceleration, the Eurozone’s recovery, and the price of crude oil.

In emerging markets, the outlook differs greatly country to country. A quick look at a few examples around the globe in emerging markets shows the unique nation to nation dynamics. The Brazilian economy struggled with the Brazilian Real falling 18% in the first quarter as the newly elected Government deals with slowing GDP growth. In a rising rate environment, South Korea is considered a more insulated market given its sizeable account surplus and FX

9

WHV/EAM EMERGING MARKETS SMALL CAP EQUITY FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2015

(Unaudited)

reserves. This was apparent in the first quarter as the South Korean markets were one of the better performing emerging markets. On the other side, the Turkish market struggled with the Turkish Lira depreciating 10% in the first quarter as President Erdogan criticized the monetary policy actions of the Turkish Central Bank.

As always, there are reasons for both optimism and pessimism for the future. Although concerns of an economic slowdown remain, the wide dispersion of individual stock performances within the universe represents an opportunity for outperformance if a strategy can capitalize on pockets of idiosyncratic risk and relative strength. Our disciplined and objective process starts from the bottom-up, we believe identifying companies undergoing significant fundamental change that will result in earnings acceleration that is not yet fully priced in by the market. As a result, we remain confident our process will continue to help us navigate the challenging global markets.

Sincerely,

WHV Investments, Inc. & EAM Global Investors, LLC

1EAM Investors, Bloomberg LP. EFA ETF Volatility Index (VXEFA) measures expected volatility of the iShares MSCI EAFE Index Fund.

*The holdings identified may not be representative of the Fund’s current or future investments and are subject to risk. Holdings are provided for informational purposes only and should not be construed as a recommendation to buy or sell the securities mentioned. Financial professionals, please contact the WHV Sales Support team at (855) 417-8474; direct investors, please call (888) 948-4685; to obtain (i) the methodology for calculating the top and bottom performance contributing holdings, and (ii) a list showing every holding’s contribution to the overall Fund’s performance during the fiscal period. The inception date of the Fund was May 27, 2014. For funds less than one year old, performance since inception is not annualized and represents an aggregate total return. Past performance does not guarantee future results.

Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 948-4685. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The quoted returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual Fund gross and net operating expense ratios are 2.50% (gross) and 2.00% (net) for Class A Shares and 2.25% (gross) and 1.75% (net) for Class I Shares of the Fund’s average daily net assets. These ratios are stated in the current prospectus dated June 2, 2014, and may differ from the actual expenses incurred by the Fund for the period covered by this report.

WHV Investments, Inc. (the “Adviser”), formerly WHV Investment Management, Inc. and Wentworth, Hauser and Violich, Inc., has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the total operating expenses (excluding taxes, “Acquired Fund fees and expenses,” dividend and interest expense on short sales of securities, interest, extraordinary items and brokerage commissions) do not exceed 2.00% with respect to Class A Shares and 1.75% with respect to Class I Shares (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2018, unless the Board of Trustees approves its earlier termination. The Adviser

10

WHV/EAM EMERGING MARKETS SMALL CAP EQUITY FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2015

(Unaudited)

is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above.

The Russell Emerging Markets Small Cap Growth Index is constructed to measure the small-cap growth segment of emerging markets based on all investable equity securities. The Russell Emerging Markets Small Cap Growth Index has been chosen as a benchmark to the WHV/EAM Emerging Markets Small Cap Equity Fund because the Adviser believes that it is the most appropriate broad-based securities index to be used for comparative purposes given the investment growth-oriented strategy of the portfolio.

The performance of the index reflects dividends net of foreign tax withholdings applicable to a typical foreign investor and capital gains but does not reflect the deduction of any investment management fees or other expenses or taxes. The index is unmanaged and cannot be invested in directly.

Nothing presented herein is intended to constitute investment advice and no investment decision should be made based on any information provided herein. Information provided reflects the views of the Fund’s portfolio management team as of a particular time. Such views are subject to change without notice. Any information regarding holdings, allocations and other characteristics are for illustrative purposes only and may not be representative of any current or future investments or allocations. Nothing contained herein should be construed as a recommendation to purchase or sell a particular security or follow any strategy or allocation. Any forward-looking statements or forecasts are based on assumptions and actual results may vary from any such statements or forecasts. No reliance should be placed on any such statements or forecasts when making any investment decision. While the Fund’s portfolio management team has used reasonable efforts to obtain information from reliable sources, we make no representations or warranties as to the accuracy, reliability or completeness of third-party information presented herein.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal period May 27, 2014 through April 30, 2015 and reflects the views of the investment adviser, or sub-adviser, at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Sources include FactSet, Bloomberg, Russell Investments, and EAM Global.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

Investments in small capitalization companies present a greater risk of loss than investments in large companies due to greater volatility and less liquidity.

11

WHV/EAM Emerging Markets Small Cap Equity Fund

Annual Report

Performance Data

April 30, 2015

(Unaudited)

Comparison of Change in Value of $10,000 Investment in WHV/EAM Emerging Markets Small Cap Equity Fund’s Class A Shares vs. Russell Emerging Markets Small Cap Growth Index

Class A Shares growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Total Returns for the Period Ended April 30, 2015†

	Since Inception*
Class A Shares (without sales charge)	3.20%
Class A Shares (with sales charge)	-2.73%
Russell Emerging Markets Small Cap Growth Index	6.21%	**

†	Not Annualized.
*	The WHV/EAM Emerging Markets Small Cap Equity Fund (the “Fund”) commenced operations on May 27, 2014.
**	Benchmark performance is from inception date of the Fund (May 27, 2014) only and is not the inception date of the benchmark itself.

12

WHV/EAM Emerging Markets Small Cap Equity Fund

Annual Report

Performance Data

April 30, 2015

(Unaudited)

Comparison of Change in Value of $10,000 Investment in WHV/EAM Emerging Markets Small Cap Equity Fund’s

Class I Shares vs. Russell Emerging Markets Small Cap Growth Index

Total Returns for the Period Ended April 30, 2015†

	Since Inception*
Class I Shares	3.50%
Russell Emerging Markets Small Cap Growth Index	6.21%	**

†	Not Annualized.
*	The WHV/EAM Emerging Markets Small Cap Equity Fund (the “Fund”) commenced operations on May 27, 2014.
**	Benchmark performance is from inception date of the Fund (May 27, 2014) only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 948-4685. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

13

WHV/EAM Emerging Markets Small Cap Equity Fund

Annual Report

Performance Data (Concluded)

April 30, 2015

(Unaudited)

The Fund’s total annual Fund gross and net operating expense ratios are 2.50% and 2.00%, respectively, for Class A Shares and 2.25% and 1.75%, respectively, for Class I Shares of the Fund’s average daily net assets. These ratios are stated in the current prospectus dated June 2, 2014, and may differ from the actual expenses incurred by the Fund for the period covered by this report. WHV Investments, Inc. (the “Adviser”), has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, “Acquired Fund fees and expenses,” dividend and interest expense on short sales of securities, interest, extraordinary items and brokerage commissions) do not exceed 2.00% with respect to Class A shares and 1.75% with respect to Class I shares (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2018 unless the Board of Trustees of FundVantage Trust (the“Trust”) approves its earlier termination. No recoupment by the Adviser will occur unless the Fund’s expenses are below the Expense Limitation. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund evaluates its performance as compared to that of the Russell Emerging Markets Small Cap Growth Index, which measures the growth segment of the smallest securities located in the global emerging market. It includes smaller companies with higher growth earning potential as defined by Russell’s leading style methodology. The index is constructed to provide a comprehensive and unbiased barometer of the global emerging markets growth market. It is impossible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices. Emerging markets involve additional risks, including lack of market liquidity, currency devaluation, hyperinflation, political or social instability, and other factors.

14

WHV/EAM FUNDS

Fund Expense Disclosure

April 30, 2015

(Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2014 through April 30, 2015 for the Funds, and held for the entire period.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, or redemption fees. Therefore, the second line of each accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

15

WHV/EAM FUNDS

Fund Expense Disclosure (Concluded)

April 30, 2015

(Unaudited)

	WHV/EAM International Small Cap Equity Fund

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period*
Class A Shares
Actual	$1,000.00	$1,065.40	$8.45
Hypothetical (5% return before expenses)	1,000.00	1,016.61	8.25
Class I Shares
Actual	$1,000.00	$1,066.40	$7.17
Hypothetical (5% return before expenses)	1,000.00	1,017.85	7.00

	WHV/EAM Emerging Markets Small Cap Equity Fund

	Beginning Account Value November 01, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period*
Class A Shares
Actual	$1,000.00	$1,039.30	$10.11
Hypothetical (5% return before expenses)	1,000.00	1,014.88	9.99
Class I Shares
Actual	$1,000.00	$1,041.30	$8.86
Hypothetical (5% return before expenses)	1,000.00	1,016.12	8.75

*Expenses are equal to an annualized expense ratio for the period November 1, 2014 to April 30, 2015 of 1.65% and 1.40% for Class A and Class I Shares, respectively, of the WHV/EAM International Small Cap Equity Fund; and 2.00% and 1.75% for Class A and Class I Shares, respectively, of the WHV/EAM Emerging Markets Small Cap Equity Fund; multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181 days), then divided by 365 to reflect the period. Each Fund’s ending account values on the first line in the table are based on the actual six month total returns of 6.54% and 6.64% for both Class A and Class I Shares, respectively of the WHV/EAM International Small Cap Equity Fund; and 3.93% and 4.13% for Class A and Class I Shares, respectively of the WHV/EAM Emerging Markets Small Cap Equity Fund.

16

WHV/EAM INTERNATIONAL SMALL CAP EQUITY FUND

Portfolio Holdings Summary Table

April 30, 2015

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value

COMMON STOCKS:
Hotels, Restaurants & Leisure	8.1%	$206,097
Semiconductors & Semiconductor Equipment	6.7	171,952
Machinery	5.2	132,952
Chemicals	5.0	126,838
Media	4.8	121,599
Household Products	4.6	117,159
Biotechnology	4.5	114,661
Software	3.8	97,717
Food & Staples Retailing	3.6	90,744
Pharmaceuticals	3.2	81,121
Specialty Retail	2.7	69,558
Electronic Equipment, Instruments & Components	2.6	66,941
Auto Components	2.1	52,421
Construction & Engineering	2.0	52,177
Food Products	2.0	51,251
Multiline Retail	1.9	49,540
Commercial Services & Supplies	1.9	49,054
Real Estate Management & Development	1.8	45,819
Transportation Infrastructure	1.5	37,552
Personal Products	1.5	37,521
Containers & Packaging	1.4	35,587
Airlines	1.4	35,239
Electrical Equipment	1.4	35,060
Capital Markets	1.3	34,462
Health Care Providers & Services	1.3	33,246

	% of Net Assets	Value

Metals & Mining	1.2%	$31,062
Oil, Gas & Consumable Fuels	1.1	28,659
Aerospace & Defense	1.0	24,768
Beverages	0.8	21,216
Consumer Finance	0.8	20,917
Diversified Financial Services	0.8	20,361
Water Utilities	0.8	20,282
Insurance	0.7	18,802
Textiles, Apparel & Luxury Goods	0.7	18,660
Diversified Telecommunication Services	0.7	18,476
Computers & Peripherals	0.7	18,186
Professional Services	0.7	16,669
Health Care Equipment & Supplies	0.6	16,485
Internet & Catalog Retail	0.6	16,160
Building Products	0.6	15,793
IT Services	0.6	15,516
Leisure Equipment & Products	0.6	14,468
Communications Equipment	0.6	14,087
Diversified Consumer Services	0.5	13,944
Exchange Traded Funds	2.0	49,953
Registered Investment Company	7.9	201,098
Liabilities in Excess of Other Assets	(0.3)	(7,085)

NET ASSETS	100.0%	$2,554,745

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

17

WHV/EAM FUNDS

WHV/EAM International Small Cap Equity Fund

Portfolio of Investments

April 30, 2015

	Number of Shares	Value

COMMON STOCKS — 90.4%
Australia — 4.5%
Ansell, Ltd.	801	$16,485
Domino’s Pizza Enterprises, Ltd.	672	19,341
Echo Entertainment Group, Ltd.	4,320	15,425
M2 Group, Ltd.	2,135	18,476
Orora, Ltd.	10,107	17,585
Recall Holdings, Ltd.	2,454	14,094
Slater & Gordon, Ltd.	2,785	13,944

		115,350

Austria — 0.9%
ams AG	411	22,345

Belgium — 1.2%
Nyrstar NV*	3,759	14,783
Tessenderlo Chemie NV*	496	16,325

		31,108

Brazil — 1.8%
Raia Drogasil SA	1,542	17,416
Smiles SA	766	13,144
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	1,062	16,514

		47,074

Canada — 1.3%
IMAX Corp.*	424	15,841
Maple Leaf Foods, Inc.	853	16,367

		32,208

China — 3.6%
China Harmony Auto Holding Ltd.	14,746	18,633
CNinsure, Inc., ADR*	1,607	18,802

	Number of Shares	Value

COMMON STOCKS — (Continued)
China — (Continued)
CT Environmental Group, Ltd.	14,477	$20,282
Fufeng Group, Ltd.	22,524	17,600
Jintian Pharmaceutical Group, Ltd.	28,959	15,411

		90,728

Denmark — 1.4%
Bavarian Nordic A/S*	379	17,760
Genmab A/S*	231	17,787

		35,547

France — 1.4%
Belvedere SA*	1,076	21,216
UBISOFT Entertainment*	776	14,309

		35,525

Germany — 3.5%
Dialog Semiconductor PLC*	454	20,470
KUKA AG	254	18,045
Nordex SE*	740	15,839
Stroeer Media SE	553	20,446
TAG Immobilien AG	1,118	14,314

		89,114

Greece — 0.7%
Aegean Marine Petroleum Network, Inc.	1,215	18,468

Hong Kong — 1.3%
China Fiber Optic Network System Group, Ltd.	38,818	14,087
Man Wah Holdings, Ltd.	14,743	19,129

		33,216

The accompanying notes are an integral part of the financial statements.

18

WHV/EAM FUNDS

WHV/EAM International Small Cap Equity Fund

Portfolio of Investments (Continued)

April 30, 2015

	Number of Shares	Value

COMMON STOCKS — (Continued)
India — 0.6%
WNS Holdings, Ltd., ADR*	643	$15,516

Indonesia — 2.5%
Matahari Putra Prima Tbk PT	45,313	13,817
Pembangunan Perumahan Persero Tbk PT	56,809	17,118
Summarecon Agung Tbk PT	102,575	14,014
Waskita Karya Persero Tbk PT	135,072	17,923

		62,872

Ireland — 1.3%
Kingspan Group PLC	796	15,793
UDG Healthcare PLC	2,182	17,835

		33,628

Israel — 2.3%
Frutarom Industries, Ltd.	583	24,792
NICE-Systems, Ltd., SP ADR	297	17,775
Tower Semiconductor, Ltd.*	1,170	17,070

		59,637

Italy — 2.7%
Brembo SpA	466	18,641
Interpump Group SpA	1,022	17,187
Recordati SpA	890	17,734
Yoox SpA*	513	16,160

		69,722

Japan — 16.1%
ABC-Mart, Inc.	277	15,761
Alpine Electronics, Inc.	906	18,411

	Number of Shares	Value

COMMON STOCKS — (Continued)
Japan — (Continued)
Ariake Japan Co., Ltd.	496	$16,501
COOKPAD, Inc.	358	15,240
Foster Electric Co., Ltd.	799	20,676
Harmonic Drive Systems, Inc.	864	18,247
HIS Co., Ltd.	420	14,000
Hoshizaki Electric Co., Ltd.	286	16,826
Kanto Denka Kogyo Co., Ltd.	2,190	13,651
Kinden Corp.	1,220	17,136
Kose Corp.	329	21,455
Kura Corp.	526	20,286
Kusuri No Aoki Co., Ltd.	238	17,526
Mabuchi Motor Co., Ltd.	321	19,221
Nihon M&A Center, Inc.	479	16,669
Nissan Chemical Industries, Ltd.	733	14,526
Pigeon Corp.	681	18,035
Ryohin Keikaku Co., Ltd.	114	18,181
Saizeriya Co., Ltd.	944	19,230
Shinmaywa Industries, Ltd.	1,357	14,107
Skylark Co., Ltd.	1,220	17,644
Sundrug Co., Ltd.	307	15,406
Takara Leben Co., Ltd.	2,869	17,491
Takeuchi Manufacturing Co., Ltd.	337	16,321

		412,547

Luxembourg — 1.2%
APERAM SA*	427	16,279
SAF-Holland SA	928	14,050

		30,329

Malaysia — 1.4%
Inari Amertron Bhd	17,573	15,613

The accompanying notes are an integral part of the financial statements.

19

WHV/EAM FUNDS

WHV/EAM International Small Cap Equity Fund

Portfolio of Investments (Continued)

April 30, 2015

	Number of Shares	Value

COMMON STOCKS — (Continued)
Malaysia — (Continued)
Westports Holdings Bhd	15,104	$19,084

		34,697

Malta — 0.6%
Unibet Group PLC	280	16,414

Mexico — 0.7%
Gruma SAB de CV, Class B	1,526	18,383

Netherlands — 1.5%
BE Semiconductor Industries NV	622	17,741
Euronext NV(a)	485	20,361

		38,102

New Zealand — 0.7%
Air New Zealand, Ltd.	8,126	16,699

Norway — 0.7%
Nordic Semiconductor ASA*	2,383	18,156

Philippines — 0.6%
Semirara Mining And Power Corp.	4,121	15,307

South Africa — 0.6%
Foschini Group, Ltd. (The)	1,084	16,050

South Korea — 13.6%
Amicogen, Inc.	318	20,214
Binex Co., Ltd.*	1,284	18,906
Bukwang Pharmaceutical Co., Ltd.	672	15,437
CJ CGV Co., Ltd.	278	20,569
Cosmax, Inc.	119	16,066
Dong-A Socio Holdings Co., Ltd.	100	14,309
Dongsuh Co., Inc.	603	18,697

	Number of Shares	Value

COMMON STOCKS — (Continued)
South Korea — (Continued)
Green Cross Corp.	99	$16,311
Hana Tour Service, Inc.	155	18,388
Hanssem Co., Ltd.	130	23,989
Hyosung Corp.	167	18,472
KEYEAST Co., Ltd.*	3,595	19,897
KH Vatec Co., Ltd.	—	10
KIWOOM Securities Co., Ltd.	225	15,951
Korea Petro Chemical Ind.	133	21,472
LG Life Sciences, Ltd.*	281	14,735
Mediaplex, Inc.*	2,851	16,462
Modetour Network, Inc.	499	16,974
Shinsegae Food Co., Ltd	117	15,273
ViroMed Co., Ltd.*	240	25,897

		348,029

Spain — 1.3%
Melia Hotels International SA	1,321	16,531
Zeltia SA*	3,609	16,692

		33,223

Sweden — 2.2%
BillerudKorsnas AB	1,040	18,002
Haldex AB	1,153	17,230
Net Entertainment NE AB, Class B	529	20,001

		55,233

Switzerland — 1.6%
Leonteq AG	108	18,511
U-Blox AG	117	22,214

		40,725

The accompanying notes are an integral part of the financial statements.

20

WHV/EAM FUNDS

WHV/EAM International Small Cap Equity Fund

Portfolio of Investments (Continued)

April 30, 2015

	Number of Shares	Value

COMMON STOCKS — (Continued)
Taiwan — 8.7%
Aerospace Industrial Development Corp.*	6,000	$8,692
China Airlines, Ltd.*	34,834	18,540
Ennoconn Corp.	1,919	18,186
Feng TAY Enterprise Co., Ltd.	3,024	18,660
Hermes Microvision, Inc.	270	18,986
Hota Industrial Manufacturing Co., Ltd.	7,836	19,730
King Slide Works Co., Ltd.	953	14,989
LuxNet Corp.	7,218	17,091
Merida Industry Co., Ltd.	1,931	14,468
PChome Online, Inc.	1,391	23,529
Sitronix Technology Corp.	5,366	19,357
XAC Automation Corp.	6,316	14,835
Yageo Corp.	7,746	15,927

		222,990

Thailand — 2.1%
Delta Electronics Thailand PCL	7,555	19,078
Energy Absolute PCL	16,798	13,352
Srisawad Power 1979 PCL	16,574	20,917

		53,347

Turkey — 0.6%
Aselsan Elektronik Sanayi Ve Ticaret AS	3,083	16,076

United Kingdom — 5.2%
AA PLC*	2,886	18,446
Debenhams PLC	12,770	17,542
Domino’s Pizza Group PLC	1,369	16,591
Greggs PLC	1,194	21,699

	Number of Shares	Value

COMMON STOCKS — (Continued)
United Kingdom — (Continued)
Howden Joinery Group PLC	2,685	$19,114
Just Eat PLC*	3,152	22,103
Redrow PLC	2,987	16,919

		132,414

TOTAL COMMON STOCKS (Cost $2,050,370)		2,310,779

EXCHANGE TRADED FUNDS — 2.0%
India — 2.0%
Market Vectors India Small-Cap Index ETF	1,134	49,953

TOTAL EXCHANGE TRADED FUNDS (Cost $54,563)		49,953

WARRANTS — 0.0%
Thailand — 0.0%
Srisawad Power 1979 PCL Expires 9/30/2020	650	—

TOTAL WARRANTS (Cost $ — )		—

REGISTERED INVESTMENT COMPANY — 7.9%
BlackRock Liquidity Funds TempCash Portfolio, Institutional Shares	201,098	201,098

TOTAL REGISTERED INVESTMENT COMPANY (Cost $201,098)		201,098

The accompanying notes are an integral part of the financial statements.

21

WHV/EAM FUNDS

WHV/EAM International Small Cap Equity Fund

Portfolio of Investments (Concluded)

April 30, 2015

Value
TOTAL INVESTMENTS - 100.3% (Cost $2,306,031)	$2,561,830
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%	(7,085)

NET ASSETS - 100.0%	$2,554,745

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities were purchased in accordance with the guidelines approved by the Fund’s Board of Trustees and may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2015, these securities amounted to $20,361 or 0.8% of net assets. These securities have been determined by the Adviser to be liquid securities.
*	Non-income producing.

Legend:

ADR	American Depositary Receipt
PCL	Public Company Limited
PLC	Public Limited Company
SP ADR	Sponsored Depositary Receipt

The accompanying notes are an integral part of the financial statements.

22

WHV/EAM Emerging Markets Small Cap Equity Fund

Portfolio Holdings Summary Table

April 30, 2015

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value

COMMON STOCKS:
Semiconductors & Semiconductor Equipment	7.9%	$108,426
Chemicals	7.6	104,220
Electronic Equipment, Instruments & Components	7.0	95,877
Food & Staples Retailing	4.9	66,021
Textiles, Apparel & Luxury Goods	4.4	59,839
Pharmaceuticals	3.7	50,887
Biotechnology	3.4	46,259
Real Estate Management & Development	3.3	44,947
Hotels, Restaurants & Leisure	3.0	40,836
Transportation Infrastructure	3.0	40,802
Construction & Engineering	2.9	40,061
Aerospace & Defense	2.8	37,714
Household Durables	2.6	36,198
Insurance	2.4	32,399
Health Care Providers & Services	2.3	31,977
Media	2.3	31,405
Specialty Retail	2.2	30,205
Computers & Peripherals	2.1	28,590
Oil, Gas & Consumable Fuels	2.1	28,209
Machinery	1.9	25,725
Food Products	1.7	23,672

	% of Net Assets	Value

Auto Components	1.7%	$23,214
IT Services	1.6	21,502
Capital Markets	1.5	20,604
Airlines	1.5	20,233
Multiline Retail	1.4	18,711
Leisure Equipment & Products	1.3	17,554
Internet Software & Services	1.0	14,209
Consumer Finance	0.9	12,172
Commercial Banks	0.8	11,583
Marine	0.8	11,158
Commercial Services & Supplies	0.8	10,309
Diversified Telecommunication Services	0.7	9,624
Personal Products	0.7	9,585
Software	0.7	9,584
Paper & Forest Products	0.6	8,877
Road & Rail	0.5	7,346
PREFERRED STOCK:
Paper & Forest Products	0.8	10,513
Exchange Traded Funds	3.6	49,468
Registered Investment Company	7.9	108,544
Liabilities in Excess of Other Assets	(2.3)	(30,957)

NET ASSETS	100.0%	$1,368,102

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

23

WHV/EAM FUNDS

WHV/EAM Emerging Markets Small Cap Equity Fund

Portfolio of Investments

April 30, 2015

	Number of Shares	Value

COMMON STOCKS — 90.0%
Bermuda — 0.8%
Skyworth Digital Holdings, Ltd.	12,254	$10,916

Brazil — 2.1%
Raia Drogasil SA	939	10,606
Smiles SA	473	8,116
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	663	10,309

		29,031

China — 7.8%
AviChina Industry & Technology Co., Ltd., Class H	9,642	10,924
China Dongxiang Group Co., Ltd.	40,275	9,845
China Harmony Auto Holding, Ltd.	8,783	11,098
China Machinery Engineering Corp., Class H	8,505	11,291
Chinasoft International, Ltd.*	21,577	12,333
CIFI Holdings Group Co., Ltd.	33,031	10,231
CNinsure, Inc., ADR*	958	11,209
Fufeng Group, Ltd.	13,943	10,895
Jintian Pharmaceutical Group, Ltd.	17,611	9,372
Kingdee International Software Group Co., Ltd.	16,154	9,584

		106,782

	Number of Shares	Value

COMMON STOCKS — (Continued)
Greece — 0.7%
Aegean Marine Petroleum Network, Inc.	661	$10,047

Hong Kong — 2.4%
China Fiber Optic Network System Group, Ltd.	25,163	9,132
China Traditional Chinese Medicine Co., Ltd.*	14,778	11,507
Man Wah Holdings, Ltd.	9,246	11,996

		32,635

India — 0.7%
WNS Holdings, Ltd., ADR*	380	9,169

Indonesia — 3.8%
Matahari Department Store Tbk PT	6,700	9,011
Matahari Putra Prima Tbk PT	31,812	9,700
Pakuwon Jati Tbk PT	220,186	7,414
Pembangunan Perumahan Persero Tbk PT	30,109	9,073
Summarecon Agung Tbk PT	65,822	8,993
Waskita Karya Persero Tbk PT	64,203	8,519

		52,710

Malaysia — 1.6%
Inari Amertron Bhd	11,034	9,804
Westports Holdings Bhd	9,300	11,751

		21,555

Mexico — 2.2%
Gruma SAB de CV, Class B	883	10,637

The accompanying notes are an integral part of the financial statements.

24

WHV/EAM FUNDS

WHV/EAM Emerging Markets Small Cap Equity Fund

Portfolio of Investments (Continued)

April 30, 2015

	Number of Shares	Value

COMMON STOCKS — (Continued)
Mexico — (Continued)
Grupo Aeroportuario del Pacifico SAB de CV, Class B	1,374	$9,765
Grupo Aeroportuario Del Sureste SAB de CV, Class B	653	9,239

		29,641

Philippines — 4.3%
D&L Industries, Inc.	26,123	11,704
Jollibee Foods Corp.	1,878	8,380
Megaworld Corp.	75,842	8,991
Robinsons Land Corp.	13,877	9,318
Robinsons Retail Holdings, Inc.	5,269	10,294
Semirara Mining And Power Corp.	2,577	9,572

		58,259

South Africa — 7.5%
Capitec Bank Holdings, Ltd.	246	11,583
Clicks Group, Ltd.	1,326	10,162
Foschini Group, Ltd. (The)	643	9,521
MMI Holdings, Ltd.	3,287	9,353
Mr. Price Group, Ltd.	449	9,586
Netcare, Ltd.	3,254	11,383
Rand Merchant Insurance Holdings, Ltd.	3,010	11,837
Sappi, Ltd.*	2,164	8,877
SPAR Group, Ltd. (The)	665	10,651
Telkom SA SOC, Ltd.*	1,400	9,624

		102,577

South Korea — 26.7%
AK Holdings, Inc.	114	9,051

	Number of Shares	Value

COMMON STOCKS — (Continued)
South Korea — (Continued)
Amicogen, Inc.	196	$12,459
Asiana Airlines, Inc.*	1,288	9,228
BGF Retail Co., Ltd.	115	12,587
Binex Co., Ltd.*	721	10,616
Bukwang Pharmaceutical Co., Ltd.	438	10,062
Changhae Ethanol Co., Ltd.	388	10,689
CJ CGV Co., Ltd.	151	11,173
Cosmax, Inc.	71	9,585
Dong-A Socio Holdings Co., Ltd.	64	9,158
Dongsuh Co., Inc.	378	11,721
Green Cross Corp.	58	9,556
Hana Tour Service, Inc.	106	12,575
Hansae Co., Ltd.	279	10,694
Hanssem Co., Ltd.	72	13,286
Heung-A Shipping Co., Ltd.	3,518	11,158
Hyosung Corp.	101	11,171
Hyundai Development Co.	210	11,178
Hyundai Elevator Co., Ltd.*	129	9,178
KEYEAST Co., Ltd.*	2,189	12,116
KIWOOM Securities Co., Ltd.	138	9,783
KONA I Co., Ltd.	1	20
Korea Aerospace Industries, Ltd.	188	11,484
Korea Investment Holdings Co., Ltd.	169	10,821
Korea Petro Chemical Ind.	94	15,176
LG Life Sciences, Ltd.*	182	9,544
Macrogen, Inc.*	250	8,706

The accompanying notes are an integral part of the financial statements.

25

WHV/EAM FUNDS

WHV/EAM Emerging Markets Small Cap Equity Fund

Portfolio of Investments (Continued)

April 30, 2015

	Number of Shares	Value

COMMON STOCKS — (Continued)
South Korea — (Continued)
Modetour Network, Inc.	312	$10,613
OCI Materials Co., Ltd.	126	11,900
Samlip General Foods Co., Ltd.	54	13,035
Shinsegae Food Co., Ltd.	71	9,268
Silicon Works Co. Ltd.	323	12,235
TechWing, Inc.	919	9,312
ViroMed Co., Ltd.*	144	15,538

		364,676

Taiwan — 23.8%
Advanced Wireless Semiconductor Co.*	5,339	11,158
Advantech Co., Ltd.	1	5
Aerospace Industrial Development Corp.*	4,000	5,795
Ardentec Corp.	9,955	9,319
Chilisin Electronics Corp.	5,556	11,099
China Airlines, Ltd.*	20,678	11,005
Coxon Precise Industrial Co., Ltd.	4,284	10,553
Elite Material Co., Ltd.	6,639	11,068
Ennoconn Corp.	1,159	10,984
Feng TAY Enterprise Co., Ltd.	2,117	13,063
Flytech Technology Co., Ltd.	1	3
Hermes Microvision, Inc.	181	12,728
Hota Industrial Manufacturing Co., Ltd.	4,886	12,302
Hu Lane Associate, Inc.	2,153	10,912
Johnson Health Tech Co., Ltd.	3,534	9,147
King Slide Works Co., Ltd.	598	9,405
LuxNet Corp.	4,276	10,125

	Number of Shares	Value

COMMON STOCKS — (Continued)
Taiwan — (Continued)
Makalot Industrial Co., Ltd.	1,551	$12,129
Merida Industry Co., Ltd.	1,122	8,407
PChome Online, Inc.	840	14,209
Pixart Imaging, Inc.	3,075	9,372
Portwell, Inc.	4,749	8,446
San Fang Chemical Industry Co., Ltd.	6,296	11,435
Sitronix Technology Corp.	3,430	12,373
Swancor Ind Co., Ltd.	1,542	12,496
Taiwan Paiho, Ltd.	5,196	14,108
TrueLight Corp.	6,509	11,635
Voltronic Power Technology Corp.	990	12,282
Win Semiconductors Corp.	8,092	10,490
XAC Automation Corp.	4,239	9,957
Yageo Corp.	4,846	9,964
Zhen Ding Technology Holding, Ltd.	2,851	9,925

		325,899

Thailand — 3.6%
Bangkok Metro PCL*	127,828	7,346
Bumrungrad Hospital PCL	2,310	11,222
Delta Electronics Thailand PCL	4,318	10,904
Energy Absolute PCL	10,000	7,948
Srisawad Power 1979 PCL	9,645	12,172

		49,592

Turkey — 2.0%
Aselsan Elektronik Sanayi Ve Ticaret AS	1,824	9,511
Gubre Fabrikalari TAS	3,892	10,392

The accompanying notes are an integral part of the financial statements.

26

WHV/EAM FUNDS

WHV/EAM Emerging Markets Small Cap Equity Fund

Portfolio of Investments (Concluded)

April 30, 2015

	Number of Shares	Value

COMMON STOCKS — (Continued)
Turkey — (Continued)
Turk Traktor ve Ziraat Makineleri AS	239	$7,142

		27,045

TOTAL COMMON STOCKS (Cost $1,054,707)		1,230,534

PREFERRED STOCK — 0.8%
Brazil — 0.8%
Suzano Papel e Celulose SA	2,099	10,513

TOTAL PREFERRED STOCK (Cost $8,929)		10,513

EXCHANGE TRADED FUNDS — 3.6%
India — 3.6%
Market Vectors India Small-Cap Index ETF	1,123	49,468

TOTAL EXCHANGE TRADED FUNDS (Cost $52,553)		49,468

	Number of Shares	Value

WARRANTS — 0.0%
Thailand — 0.0%
Samart Corp. Expires 03/30/2018	1	$—
Srisawad Power 1979 PCL Expires 9/30/2020	378	—

TOTAL WARRANTS (Cost $ — )		—

REGISTERED INVESTMENT COMPANY — 7.9%
BlackRock Liquidity Funds TempCash Portfolio, Institutional Shares	108,544	108,544

TOTAL REGISTERED INVESTMENT COMPANY (Cost $108,544)		108,544

TOTAL INVESTMENTS - 102.3% (Cost $1,224,733)		1,399,059
LIABILITIES IN EXCESS OF OTHER ASSETS - (2.3)%		(30,957)

NET ASSETS - 100.0%		$1,368,102

*	Non-income producing.

Legend:

ADR	American Depositary Receipt
PCL	Public Company Limited

The accompanying notes are an integral part of the financial statements.

27

WHV/EAM FUNDS

Statements of Assets and Liabilities

April 30, 2015

	WHV/EAM International Small Cap Equity Fund	WHV/EAM Emerging Markets Small Cap Equity Fund
Assets
Investments, at value (Cost $2,306,031 and $1,224,733, respectively)	$2,561,830	$1,399,059
Foreign currency (Cost $327 and $295, respectively)	324	291
Receivable for investments sold	27,024	27,007
Receivable for capital shares sold	26,415	987
Dividends and interest receivable	2,559	772
Receivable from Investment Adviser	151,595	132,551
Prepaid expenses and other assets	23,464	23,464

Total assets	2,793,211	1,584,131

Liabilities
Payable for custodian fees	159,491	146,142
Payable for audit fees	24,050	23,398
Payable for transfer agent fees	16,644	10,644
Payable for administration and accounting fees	15,679	16,758
Payable for investments purchased	8,674	5,857
Payable for Trustees and Officers	6,100	6,097
Payable for distribution fees	71	29
Accrued expenses	7,757	7,104

Total liabilities	238,466	216,029

Net Assets	$2,554,745	$1,368,102

Net Assets Consist of:
Capital stock, $0.01 par value	$2,447	$1,323
Paid-in capital	2,424,124	1,309,759
Accumulated net investment loss	(2,721)	(5,082)
Accumulated net realized loss from investments	(125,047)	(112,220)
Net unrealized appreciation on investments and foreign currency transactions	255,942	174,322

Net Assets	$2,554,745	$1,368,102

The accompanying notes are an integral part of the financial statements.

28

WHV/EAM FUNDS

Statements of Assets and Liabilities (Concluded)

April 30, 2015

	WHV/EAM International Small Cap Equity Fund	WHV/EAM Emerging Markets Small Cap Equity Fund
Class A Shares:
Net asset value and redemption price per share ($459,825 / 44,115 shares) and ($142,236 / 13,787 shares), respectively	$10.42	$10.32

Maximum offering price per share (100/94.25 of $10.42 and 100/94.25 of $10.32), respectively	$11.06	$10.95

Class I Shares:
Net asset value, offering and redemption price per share ($2,094,920 / 200,608 shares) and ($1,225,866 / 118,481 shares), respectively	$10.44	$10.35

The accompanying notes are an integral part of the financial statements.

29

WHV/EAM FUNDS

Statements of Operations

For the Period Ended April 30, 2015*

	WHV/EAM International Small Cap Equity Fund	WHV/EAM Emerging Markets Small Cap Equity Fund
Investment Income
Dividends	$12,764	$10,123
Less: foreign taxes withheld	(1,116)	(1,144)

Total investment income	11,648	8,979

Expenses
Advisory fees (Note 2)	10,369	10,599
Custodian fees (Note 2)	171,962	152,612
Administration and accounting fees (Note 2)	83,068	83,067
Transfer agent fees (Note 2)	73,363	73,362
Audit fees	24,050	23,398
Trustees’ and officers’ fees (Note 2)	6,246	6,248
Legal fees	4,897	4,864
Printing and shareholder reporting fees	2,566	2,133
Registration and filing fees	957	908
Distribution fees (Class A) (Note 2)	324	267
Other expenses	4,426	4,430

Total expenses before waivers and reimbursements	382,228	361,888

Less: waivers and reimbursements (Note 2)	(369,290)	(349,264)

Net expenses after waivers and reimbursements	12,938	12,624

Net investment loss	(1,290)	(3,645)

Net realized and unrealized gain/(loss) from investments:
Net realized loss from investments	(125,047)	(111,811)
Net realized loss from foreign currency transactions	(1,584)	(2,069)
Net change in unrealized appreciation/(depreciation) on investments	255,799	174,326
Net change in unrealized appreciation/(depreciation) on foreign currency transactions	143	(4)

Net realized and unrealized gain on investments	129,311	60,442

Net increase in net assets resulting from operations	$128,021	$56,797

*	The Funds commenced operations on May 27, 2014.

The accompanying notes are an integral part of the financial statements.

30

WHV/EAM FUNDS

WHV/EAM International Small Cap Equity Fund

Statement of Changes in Net Assets

For the Period Ended April 30, 2015*
Increase/(decrease) in net assets from operations:
Net investment loss	$(1,290)
Net realized loss from investments and foreign currency transactions	(126,631)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	255,942

Net increase in net assets resulting from operations	128,021

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	2,426,724

Total increase in net assets	2,554,745

Net assets
Beginning of period	—

End of period	$2,554,745

Accumulated net investment loss, end of period	$(2,721)

*	The Fund commenced operations on May 27, 2014.

The accompanying notes are an integral part of the financial statements.

31

WHV/EAM FUNDS

WHV/EAM Emerging Markets Small Cap Equity Fund

Statement of Changes in Net Assets

For the Period Ended April 30, 2015*
Increase/(decrease) in net assets from operations:
Net investment loss	$(3,645)
Net realized loss from investments and foreign currency transactions	(113,880)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	174,322

Net increase in net assets resulting from operations	56,797

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	1,311,305

Total increase in net assets	1,368,102

Net assets
Beginning of period	—

End of period	$1,368,102

Accumulated net investment loss, end of period	$(5,082)

*	The Fund commenced operations on May 27, 2014.

The accompanying notes are an integral part of the financial statements.

32

WHV/EAM INTERNATIONAL SMALL CAP EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A Shares
	For the Period May 27, 2014* to April 30, 2015
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment loss(1)	(0.03)
Net realized and unrealized gain on investments	0.45

Net increase in net assets resulting from operations	0.42

Redemption fees	—	(2)

Net asset value, end of period	$10.42

Total investment return(3)	4.20%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$460
Ratio of expenses to average net assets	1.65	%(4)
Ratio of expenses to average net assets without waivers, expense reimbursements and/or recoupment(5)	42.98	%(4)
Ratio of net investment loss to average net assets	(0.36	)%(4)
Portfolio turnover rate	173.00	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.

(4)	Annualized.
(5)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

33

WHV/EAM INTERNATIONAL SMALL CAP EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I Shares
	For the Period May 27, 2014* to April 30, 2015
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment loss(1)	(0.01)
Net realized and unrealized gain on investments	0.45

Net increase in net assets resulting from operations	0.44

Redemption fees	—	(2)

Net asset value, end of period	$10.44

Total investment return(3)	4.40%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$2,095
Ratio of expenses to average net assets	1.40	%(4)
Ratio of expenses to average net assets without waivers, expense reimbursements and/or recoupment(5)	42.30	%(4)
Ratio of net investment loss to average net assets	(0.11	)%(4)
Portfolio turnover rate	173.00	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

34

WHV/EAM EMERGING MARKETS SMALL CAP EQUITY FUNDS

Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A Shares
	For the Period May 27, 2014* to April 30, 2015
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment loss(1)	(0.07)
Net realized and unrealized gain on investments	0.39

Net increase in net assets resulting from operations	0.32

Net asset value, end of period	$10.32

Total investment return(2)	3.20%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$142
Ratio of expenses to average net assets	2.00	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	56.87	%(3)
Ratio of net investment loss to average net assets	(0.73	)%(3)
Portfolio turnover rate	214.00	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.

(3)	Annualized.
(4)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

35

WHV/EAM EMERGING MARKETS SMALL CAP EQUITY FUNDS

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I Shares
	For the Period May 27, 2014* to April 30, 2015
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment loss(1)	(0.04)
Net realized and unrealized gain on investments	0.39

Net increase in net assets resulting from operations	0.35

Net asset value, end of period	$10.35

Total investment return(2)	3.50%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$1,226
Ratio of expenses to average net assets	1.75	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	50.21	%(3)
Ratio of net investment loss to average net assets	(0.48	)%(3)
Portfolio turnover rate	214.00	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

36

WHV/EAM FUNDS

Notes to Financial Statements

April 30, 2015

1. Organization and Significant Accounting Policies

The WHV/EAM International Small Cap Equity Fund and WHV/EAM Emerging Markets Small Cap Equity Fund (each a “Fund” and together the “Funds”) are diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), and commenced investment operations on May 27, 2014. The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Funds offer separate classes of shares, Class A and Class I Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) of up to 1.00% may apply for investments of $1 million or more of Class A Shares of each Fund (and therefore no initial sales charge was paid) and shares are redeemed within 18 months after initial purchase. The CDSC shall not apply to those purchases of Class A Shares of $1 million or more where Foreside Funds Distributors LLC (the “Underwriter”) did not pay a commission to the selling broker-dealer.

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by each Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. The Funds’ equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Any assets held by the Funds that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds determine the daily NAV per share. Foreign securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds. Investments in other open-end investment companies are valued based on the NAV of such investment companies (which may use fair value pricing as disclosed in their prospectuses). Securities that do not have a readily available current market value are valued in accordance with procedures adopted by the Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to WHV Investment

37

WHV/EAM FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

Management, Inc. (“WHV” or the “Adviser”) the responsibility for applying the valuation methods. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of each Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that each Fund calculates its NAV (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. As a result, each Fund fair values foreign securities using an independent pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy.
The following is a summary of the inputs used, as of April 30, 2015, in valuing each Fund’s investments carried at fair value:

WHV/EAM International Small Cap Equity Fund	Total Value at 04/30/15	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Australia	$115,350	$—	$115,350	$—
Austria	22,345	—	22,345	—
Belgium	31,108	—	31,108	—
Brazil	47,074	47,074	—	—

38

WHV/EAM FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

WHV/EAM International Small Cap Equity Fund	Total Value at 04/30/15	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
(Continued)
Canada	$32,208	$32,208	$—	$—
China	90,728	18,802	71,926	—
Denmark	35,547	—	35,547	—
Finland	—	—	—	—
France	35,525	—	35,525	—
Germany	89,114	—	89,114	—
Greece	18,468	18,468	—	—
Hong Kong	33,216	—	33,216	—
India	15,516	15,516	—	—
Indonesia	62,872	—	62,872	—
Ireland	33,628	17,835	15,793	—
Israel	59,637	34,845	24,792	—
Italy	69,722	—	69,722	—
Japan	412,547	—	412,547	—
Luxembourg	30,329	—	30,329	—
Malaysia	34,697	19,084	15,613	—
Malta	16,414	16,414	—	—
Mexico	18,383	18,383	—	—
Netherlands	38,102	—	38,102	—
New Zealand	16,699	—	16,699	—
Norway	18,156	—	18,156	—
Philippines	15,307	—	15,307	—
South Africa	16,050	—	16,050	—
South Korea	348,029	—	348,029	—
Spain	33,223	16,531	16,692	—
Sweden	55,233	—	55,233	—
Switzerland	40,725	—	40,725	—
Taiwan	222,990	18,540	204,450	—
Thailand	53,347	—	53,347	—
Turkey	16,076	—	16,076	—
United Kingdom	132,414	16,591	115,823	—
Exchange Traded Funds	49,953	49,953	—	—
Warrants	—	—	—	—

39

WHV/EAM FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

WHV/EAM International Small Cap Equity Fund	Total Value at 04/30/15	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
(Continued)
Registered Investment Company	$201,098	$201,098	$—	$—

Total Investments in Securities	$2,561,830	$541,342	$2,020,488	$—

WHV/EAM Emerging Markets Small Cap Equity Fund	Total Value at 04/30/15	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Bermuda	$22,912	$—	$22,912	$—
Brazil	29,031	29,031	—	—
China	106,782	11,209	95,573	—
Greece	10,047	10,047	—	—
Hong Kong	20,639	—	20,639	—
India	9,169	9,169	—	—
Indonesia	52,710	—	52,710	—
Malaysia	21,555	11,751	9,804	—
Mexico	29,641	29,641	—	—
Philippines	58,259	10,294	47,965	—
South Africa	102,577	18,230	84,347	—
South Korea	364,676	20,386	344,290	—
Taiwan	325,899	11,005	314,894	—
Thailand	49,592	—	49,592	—
Turkey	27,045	—	27,045	—
Preferred Stock	10,513	10,513	—	—
Exchange Traded Fund	49,468	49,468	—	—
Warrants	—	—	—	—
Registered Investment Company	108,544	108,544	—	—

Total Investments in Securities	$1,399,059	$329,288	$1,069,771	$—

Amounts designated as “ — ”, which may include fair valued securities, are zero or have been rounded to zero.

40

WHV/EAM FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of each Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, accounting principles generally accepted in the United States of America (“U.S. GAAP”) require each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires each Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when each Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when each Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period ended April 30, 2015, there were no transfers between Levels 1, 2 and 3 for the Funds.

Use of Estimates — The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate

41

WHV/EAM FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund. The Funds’ investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, each Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

42

WHV/EAM FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

Currency Risk — Each Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which each Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for each Fund is determined on the basis of U.S. dollars, each Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of a Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Emerging Markets Risk — Each Fund invests in emerging market instruments which are subject to certain credit and market risks. The securities and currency markets of emerging market countries are generally smaller, less developed, less liquid and more volatile than the securities and currency markets of the United States and other developed markets. Disclosure and regulatory standards in many respects are less stringent than in other developed markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristics of more developed countries.

2. Transactions with Affiliates and Related Parties

WHV serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.15% and 1.50% for the WHV/EAM International Small Cap Equity Fund and WHV/EAM Emerging Markets Small Cap Equity Fund, respectively, of each Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the

43

WHV/EAM FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

WHV/EAM International Small Cap Equity Fund and the WHV/EAM Emerging Markets Small Cap Equity Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees, shareholder service fees or transfer agent fees), “Acquired Fund fees and expenses,” dividend and interest expense on short sales of securities, interest, extraordinary items and brokerage commissions) do not exceed 1.40% (on an annual basis) of the International Fund’s average daily net assets and 1.75% (on an annual basis) of the Emerging Market Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place with respect to each Fund until August 31, 2018 unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for a Fund. No recoupment by the Adviser will occur unless a Fund’s expenses are below the respective Expense Limitation.

For the period ended April 30, 2015, investment advisory fees accrued were $10,369 and $10,599 for the WHV/EAM International Small Cap Equity Fund and WHV/EAM Emerging Markets Small Cap Equity Fund, respectively. For the period ended April 30, 2015, the Adviser waived investment advisory fees of $10,369 and $10,599 and reimbursed fees of $327,827 and $307,571 for the WHV/EAM International Small Cap Equity Fund and WHV/EAM Emerging Markets Small Cap Equity Fund, respectively.

As of April 30, 2015, the amounts of potential recoupment by the Adviser for each Fund was as follows:

Expiration April 30, 2018
WHV/EAM International Small Cap Equity Fund	$338,196
WHV/EAM Emerging Markets Small Cap Equity Fund	318,170

EAM Global Investors, LLC (“EAM Global” or “Sub-Adviser”) serves as the sub-adviser to the Funds. The Sub-Adviser provides certain services pursuant to a sub-advisory agreement among WHV, the Sub-Advisor and the Trust, on behalf of the Funds. Sub-Advisory fees are paid by WHV, not the Funds.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average daily net assets and is subject to certain minimum monthly fees. For the period ended April 30, 2015, BNY Mellon accrued administration and accounting fees totaling $83,068 and $83,067 and waived fees totaling $18,139 and $18,139 for the WHV/EAM International Small Cap Equity Fund and WHV/EAM Emerging Markets Small Cap Equity Fund, respectively. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses. For the period ended April 30, 2015, BNY Mellon accrued transfer agent fees totaling $73,363 and $79,487 and waived fees totaling $9,718 and $9,718 for the WHV/EAM International Small Cap Equity Fund and WHV/EAM Emerging Markets Small Cap Equity Fund, respectively.

44

WHV/EAM FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses. For the period ended April 30, 2015, the Custodian accrued custodian fees totaling $23,478 and $23,477 and waived fees totaling $3,237 and $3,237 for the WHV/EAM International Small Cap Equity Fund and WHV/EAM Emerging Markets Small Cap Equity Fund, respectively.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived if each Fund terminates its agreements with BNY Mellon or the Custodian within three years of signing the agreements.

Foreside Funds Distributors LLC (“the Underwriter”) provides principal underwriting services to the Funds.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, each Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Fund’s Class A Shares.

The Trustees of the Trust who are not officers or employees of an investment adviser, sub-adviser or other service provider to the Trust receive compensation in the form of an annual retainer and per meeting fees for their services as a Trustee. The remuneration paid to the Trustees by the Funds during the period ended April 30, 2015, was $55 and $46 for WHV/EAM International Small Cap Equity Fund and Emerging Markets Small Cap Equity Fund, respectively. Certain employees of BNY Mellon serve as Officers of the Trust. They are not compensated by the Funds or the Trust.

3. Investment in Securities

For the period from May 27, 2014 (commencement of operations) through April 30, 2015, aggregate purchases and sales of investment securities (excluding U.S. Government and agency short-term investments and other short-term investments) of the Funds were as follows:

	Purchases	Sales
WHV/EAM International Small Cap Equity Fund	$3,770,031	$1,540,344
WHV/EAM Emerging Markets Small Cap Equity Fund	2,664,968	1,437,217

45

WHV/EAM FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

4. Capital Share Transactions

For the period from May 27, 2014 (commencement of operations) through April 30, 2015, transactions in capital shares (authorized shares unlimited) were as follows:

	WHV/EAM International Small Cap Equity Fund*
	For the Period Ended April 30, 2015
	Shares	Amount
Class A Shares
Sales	44,115	$446,555

Net increase	44,115	$446,555

Class I Shares
Sales	203,816	$2,010,916
Redemptions	(3,208)	(30,747)

Net increase	200,608	$1,980,169

Total net increase	244,723	$2,426,724

	WHV/EAM Emerging Markets Small Cap Equity Fund*
	For the Period Ended April 30, 2015
	Shares	Amount
Class A Shares
Sales	15,229	$156,915
Redemptions	(1,442)	(13,255)

Net increase	13,787	$143,660

Class I Shares
Sales	122,756	$1,207,997
Redemptions	(4,275)	(40,352)

Net increase	118,481	$1,167,645

Total net increase	132,268	$1,311,305

*

There is a 2.00% redemption fee that may be charged on shares redeemed which have been held for 60 days or less. The redemption fees are retained by each Fund for the benefit of the remaining shareholders and recorded as paid-in-capital.

46

WHV/EAM FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

As of April 30, 2015, the following Funds had shareholders that held 10% or more of the outstanding shares of the Funds:

WHV/EAM International Small Cap Equity Fund
(Affiliated Shareholder)	10%
WHV/EAM Emerging Markets Small Cap Equity Fund
(Affiliated Shareholder)	19%

5. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Each Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net assets components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. Net investment income, net realized gains and net assets were not affected by these adjustments. The following permanent differences as of April 30, 2015, primarily attributed to the reclass of foreign currency gain or loss and gain on sale of passive foreign investment companies to ordinary income and disallowed expenses, were reclassified among the following accounts:

	Decrease Undistributed Net Investment Income	Increase Accumulated Net Realized Loss	Decrease Additional Paid-In Capital
WHV/EAM International Small Cap Equity Fund	$(1,431)	$1,584	$(153)
WHV/EAM Emerging Markets Small Cap Equity Fund	(1,437)	1,660	(223)

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes. For the period ended April 30, 2015, there were no distributions paid by the WHV/EAM International Small Cap Equity Fund and WHV/EAM Emerging Markets Small Cap Equity Fund.

47

WHV/EAM FUNDS

Notes to Financial Statements (Continued)

April 30, 2015

As of April 30, 2015 the components of distributable earnings on a tax basis were as follows:

	Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Qualified Late-Year Losses
WHV/EAM International Small Cap Equity Fund	$(39,550)	$1,440	$—	$252,804	$(86,520)
WHV/EAM Emerging Markets Small Cap Equity Fund	$(40,087)	$ —	$—	$173,292	$(76,180)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2015, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
WHV/EAM International Small Cap Equity Fund	$2,309,324	$311,422	$(58,916)	$252,506
WHV/EAM Emerging Markets Small Cap Equity Fund	1,225,767	213,624	(40,332)	173,292

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the period ended April 30, 2015, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2015. For the period ended April 30, 2015, the Funds deferred to May 1, 2015 the following losses:

	Late-Year Ordinary Losses Deferral	Short-Term Capital Loss Deferral
WHV/EAM International Small Cap Equity Fund	$1,282	$85,238
WHV/EAM Emerging Markets Small Cap Equity Fund	4,398	71,782

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2015 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December

48

WHV/EAM FUNDS

Notes to Financial Statements (Concluded)

April 30, 2015

22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of April 30, 2015, the WHV/EAM International Small Cap Equity Fund and WHV/EAM Emerging Markets Small Cap Equity Fund had short-term capital losses of $39,550 and $40,087, respectively.

6. Subsequent Event

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

49

WHV/EAM FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

WHV International Small Cap Equity Fund and the

WHV Emerging Markets Small Cap Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the WHV/EAM International Small Cap Equity and the WHV/EAM Emerging Markets Small Cap Equity Fund (the “Funds”) at April 30, 2015, the results of each of their operations, the changes in each of their net assets and the financial highlights for the period May 27, 2014 (commencement of operations) through April 30, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 26, 2015

50

WHV/EAM FUNDS

Shareholder Tax Information

(Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2015. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2016.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

51

WHV/EAM FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 948-4685 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Meeting of Shareholders

A Special Meeting of Shareholders (the “Meeting”) of the WHV/EAM International Small Cap Equity Fund and the WHV/EAM Emerging Markets Small Cap Equity Fund (the “Funds”) was held on December 1, 2014 for the following purpose:

To approve a new sub-advisory agreement among EAM Global Investors, LLC, WHV Investments, Inc. and the Trust on behalf of the Funds (“Sub-Advisory Agreement”).

The Funds’ shareholders of record at the close of business on October 15, 2014 were entitled to attend or submit proxies. As of the record date, the WHV/EAM International Small Cap Equity Fund had 67,590 shares outstanding and the WHV/EAM Emerging Markets Small Cap Equity Fund 63,308 shares outstanding. At the meeting, shareholders approved the Sub-Advisory Agreement. The results of the voting for the proposal were as follows:

WHV/EAM International Small Cap Equity Fund

For Votes	Against Votes	Abstained Votes
41,954	0	0

WHV/EAM Emerging Markets Small Cap Equity Fund

For Votes	Against Votes	Abstained Votes
41,278	0	0

52

WHV/EAM FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 948-4685.

53

WHV/EAM FUNDS

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (’Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for each Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 948-4685.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	38	Optimum Fund Trust (registered investment company) (6 portfolios).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	38	None

54

WHV/EAM FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	38	None

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	38	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

55

WHV/EAM FUNDS

Fund Management (Continued)

(Unaudited)

INTERESTED TRUSTEE[1]

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	38	None

1Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

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WHV/EAM FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.

JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.

DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.	Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

57

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Investment Adviser

WHV Investments, Inc.

301 Battery Street

Suite 400

San Francisco, CA 94111-3203

Sub-Adviser

EAM Global Investors, LLC

2533 South Coast Highway 101

Suite 240

Cardiff-by-the-Sea, CA 92007

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

As Sub-Advised by

WHV/EAM INTERNATIONAL

SMALL CAP EQUITY FUND

WHV/EAM EMERGING

MARKETS SMALL CAP

EQUITY FUND

of

FundVantage Trust

Class A Shares

Class I Shares

ANNUAL REPORT

April 30, 2015

This report is submitted for the general information of the shareholders of the WHV/EAM International Small Cap Equity Fund and WHV/EAM Emerging Markets Small Cap Equity Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the WHV/EAM International Small Cap Equity Fund and WHV/EAM Emerging Markets Small Cap Equity Fund.

EAM001

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Annual Investment Adviser’s Report

April 30, 2015

(Unaudited)

Dear Shareholder,

Market Review

For the fiscal year beginning May 1, 2014 and ending April 30, 2015 (“the fiscal year”), expectations for the US stock market remained elevated. Valuations have been supported by a new wave of mergers and acquisitions activity in both the health care sector and the cable and media industry. The energy sector has been the exception, as investors focused on the collapse in the price of crude oil and natural gas in the second half of the 2014 calendar year. This dramatic decline in oil hurt not only the producers, but also the service providers leveraged to those commodities. While intuitively the lower cost of gas should be good for consumers and therefore the economy, this has not been the case as consumers have chosen to save or pay down debt rather than spend.

Since 2008, easy monetary policies in the US and the anticipation of better economic conditions have pushed asset prices higher, including equities. However, due to the interest rate differentials between the US and Europe (with countries in Europe hitting negative interest rates), the dollar remains strong. This acted as a headwind for many multinational companies, leading to a challenging start to the 2015 calendar year. It has also highlighted the relative strength of earnings growth for small cap companies that have a greater portion of US revenue.

Cross Currents

Our economy has been in an expansion for over five years. While central banks would normally be tightening, economic activity remains below desired levels and inflation remains below Federal Reserve targets. The situation is worse elsewhere in the world, as central banks in Europe, Japan, and China have started to combat the potential forces of deflation by injecting liquidity into their economies. While the easy policies remain in Europe and Japan, the Federal Reserve is now contemplating when to stop its easy monetary conditions. This remains a challenge for regulators and investors as fears of a repeat of the 2013 ’taper tantrum’ linger over anticipated tightening in 2015. It is interesting to note that since the Federal Reserve ended its taper, the market has continued to react positively. Compounding these global tensions are questions surrounding the role of the US in each of these circumstances. Such tensions and concerns continue to impact short-term traders — and therefore market prices — leading to volatility in the near-term. As market participants increasingly focus on, and get “whipsawed” by, the current news and data flow, the opportunity remains for those with a longer-term focus.

Strategy and Performance Review

Valuations continue to move higher and new mergers and acquisitions have begun supporting these levels, making our task of identifying new investment ideas on an absolute and relative basis an even greater challenge. However, with the correction in oil, as well as energy related industries and the supporting infrastructure, we have started to find areas of opportunity. With the uncertainty in future prices of oil and gas, many small cap exploration and production stocks are being offered at interesting discounts relative to proven reserves. The engineering and construction firms building facilities for these energy companies are also trading at a discount to historical valuations as projects related to the oil and gas industry are being shelved in the short-term. In addition, spin-offs have been an area of interest as stubs sold for non-fundamental reasons may lead to interesting opportunities at inexpensive valuations.

For the fiscal year, the WHV/Seizert Small Cap Value Equity Fund (“the Fund”) posted a loss of -2.64% (Class I Shares), -2.95% (Class A Shares without sales charge) and -8.50% (Class A Shares with sales charge) versus the return of 4.89% for the Russell 2000® Value Index.

1

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2015

(Unaudited)

Fund Top Contributors and Detractors (for the fiscal year ending April 30, 2015) are as follows*

Largest Detractors	Average Weight	Contribution (%)
Hercules Offshore, Inc.	1.05	(2.21)
Stone Energy Corp.	1.40	(1.68)
McDermott International, Inc.	1.14	(1.59)
Energy XXI (Bermuda) Ltd.	0.82	(1.59)
VAALCO Energy, Inc.	1.16	(1.21)
Largest Contributors	Average Weight	Contribution (%)
Multi-Fineline Electronix.	1.85	1.48
Triple-S Management	1.80	1.07
j2 Global, Inc.	2.35	1.06
Investment Technology Group	2.34	0.99
OmniVision Technologies	1.90	0.81

Earnings growth excluding energy remains positive. In the current environment, earnings visibility and momentum continue to be impotent forces in the market. However, with our attention to balance sheet and cash flow strength coupled with an emphasis on margin of safety, we expect that the Fund is well positioned for when these factors return to focus.

Energy became the central focus for most investors at the end of 2014. West Texas Intermediate ended the year at $53.27 per barrel after beginning the third quarter of 2014 above $95 per barrel. Oil prices were nearly cut in half during 2014 due to fears of global oversupply and a decline in demand — the steepest fall since the recession of 2008. Over the last few years, China has become the world’s largest importer of oil and has helped increase the demand for all commodities. However, as the weakness in the Chinese economy persisted, the demand for oil imports fell significantly. The commodity was also impacted by the strengthening US dollar. Investors appear to be adding to their positions in the dollar in anticipation of the Federal Reserve’s first rate increase in almost a decade, a move that many economists expect to see in late 2015. Finally, the Organization of Petroleum Exporting Countries (OPEC) publicly commented last November that they would not be decreasing production in light of the global oversupply, but would continue to produce at current levels and would allow the commodity price to fall.

Few energy stocks with exposure to oil have been left unscathed from the rapid decline in oil prices since mid-2014. All five of our worst performers have direct exposure to the commodity and may continue to see stock price fluctuations as crude prices remain volatile. Within the energy sector, we were hurt by positions in Hercules Offshore and McDermott International. In March of 2015, we sold out of our position in Hercules Offshore. Hercules is a provider of oil rigs for the Gulf of Mexico, as well as the African and North Sea regions. They continued to cold stack their jack-up rigs, sell cold stacked rigs, and again were unable to secure long term contracts for their high specification rigs that were expected to provide higher day rates and likely improve overall margins. We became increasingly concerned that it may take longer than 6-12 months to lease their high specification rigs and return to positive free cash flow. Based on the lack of demand, continued impairments announced in their fourth quarter of 2014 results, and the oversupply of rigs — coupled with the pressure on oil prices — we sold the stock in March of 2015 and rotated the capital into stocks with higher risk adjusted returns.

2

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2015

(Unaudited)

McDermott International was sold during December of 2014 as the transition started by new management in the fall of 2013 faltered due to the weakening commodity. With four projects operating at a loss in a period of declining crude prices and high levels of debt relative to equity, we were concerned that they may begin to violate debt covenants. We rotated the capital to other positions within the portfolio with higher risk adjusted returns and less overall economic risk. While the sector as a whole remains a concern, we continue to hold Energy XXI, Stone Energy, and VAALCO as their balance sheets and cash flow generation should provide a margin of safety.

We have seen strong performance in the information technology sector, with Multi-Fineline Electronix being our top performer for this time period. We began to see improvement from Multi-Fineline in the fourth quarter of 2014 as they benefited from their exposure to smart phones (72% of revenue as of 12/31/2014). Apple is assumed to be their largest customer (while not officially stated) representing over 65% of their total revenue as of March 31, 2015. However, over the last 12 months they have been working to diversify their customer base. Just since the end of 2014, they have shifted 11% of their total revenues to new customers. This transition was timely as they benefited from the fresh wave of successful smart phone releases in 2014. In addition to diversifying their customer base, they also have been improving margins. Their balance sheet with net cash currently sits at over $6 per share with no debt. We tend to gravitate to businesses that are transitioning to higher margin business and that have a healthy margin of safety in their balance sheet.

For this reason, j2 Global is attractive as they have successfully transitioned the business from software to cloud services and media. Both segments have attractive metrics with an EBITDA Margin of 47% for cloud services and 32% for media as of March 31, 2015. They have increased both visits to their content sites and average monthly revenue/customers for their cloud services unit. Management maintains cash on the balance sheet to deploy capital on bolt-on acquisitions for both segments, and completed nine acquisitions in the first quarter of 2015.

Outlook

The WHV/Seizert Small Cap Value Equity Fund performed as we would have expected given the secular decline in energy prices and our relative overweight to this sector during the twelve month time period. With various economic and geopolitical challenges impacting the equity and debt markets, we remain cautious and opportunistic.

Sincerely,

WHV Investments, Inc. & Seizert Capital Partners, LLC

3

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2015

(Unaudited)

*The holdings identified may not be representative of the Fund’s current or future investments and are subject to risk. Holdings are provided for informational purposes only and should not be construed as a recommendation to buy or sell the securities mentioned. Financial professionals, please contact the WHV Sales Support team at (855) 417-8474; direct investors, please call (888) 948-4685; to obtain (i) the methodology for calculating the top and bottom performance contributing holdings, and (ii) a list showing every holding’s contribution to the overall Fund’s performance during the fiscal period. The inception date of the Fund was September 30, 2013. Past performance does not guarantee future results.

Any forward-looking statements or forecasts are based on assumptions and actual results may vary from any such statements or forecasts. No reliance should be placed on any such statements or forecasts when making any investment decision. While the Fund’s portfolio management team has used reasonable efforts to obtain information from reliable sources, we make no representations or warranties as to the accuracy, reliability or completeness of third-party information presented herein.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal period May 1, 2014 through April 30, 2015 and reflects the views of the investment adviser, or sub-adviser, at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Investments in small capitalization companies present a greater risk of loss than investments in large companies due to greater volatility and less liquidity.

4

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Annual Report

Performance Data

April 30, 2015

(Unaudited)

Comparison of Change in Value of $10,000 in WHV/Seizert Small Cap Value Equity Fund’s Class A Shares

vs. Russell 2000® Index

Class A Shares growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Average Annual Total Returns for the Periods Ended April 30, 2015*
	1 Year	Since Inception
Class A Shares (without sales charge)	-2.95%	5.53%
Class A Shares (with sales charge)	-8.50%	1.65%
Russell 2000 Value Index	4.89%	8.44%	**

*	The WHV/Seizert Small Cap Equity Fund (“The Fund”) commenced operations on September 30, 2013.
**	Benchmark performance is from inception date of the Fund (September 30, 2013) only and is not the inception date of the benchmark itself.

Class A Shares of the Fund have a 5.75% maximum sales charge.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 948-4685. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual Fund gross and net operating expense ratios are 17.94% and 1.50%, respectively, for Class A Shares of the Fund’s average daily net assets. These ratios are stated in the current prospectus dated September

5

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Annual Report

Performance Data

April 30, 2015

(Unaudited)

1, 2014, and may differ from the actual expenses incurred by the Fund for the period covered by this report. WHV Investments, Inc. (the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding 12b-1 fees and any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.25% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until September 30, 2016 unless the Board of Trustees of FundVantage Trust (“the Trust”) approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

The Fund evaluates its performance as compared to that of the Russell 2000 Value Index, which measures the performance of the small-cap value segment of the U.S. equity universe. Please note an investor cannot invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. Investments in small capitalization companies present a greater risk of loss than investments in large companies due to greater volatility and less liquidity

6

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Annual Report

Performance Data

April 30, 2015

(Unaudited)

Comparison of Change in Account Value of $500,000 in the WHV/Seizert Small Cap Value Equity Fund’s Class I Shares

vs. Russell 2000® Index

Average Annual Total Returns for the Period Ended April 30, 2015*

	1 Year	Since Inception
Class I Shares	-2.64%	5.81%
Russell 2000 Value Index	4.89%	8.44%	**

*	The WHV/Seizert Small Cap Equity Fund (“The Fund”) commenced operations on September 30, 2013.
**	Benchmark performance is from inception date of the Fund (September 30, 2013) only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 948-4685. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual Fund gross and net operating expense ratio are 17.69% and 1.25%, respectively, for Class I Shares of the Fund’s average daily net assets. These ratios are stated in the current prospectus dated September 1, 2014, and may differ from the actual expenses incurred by the Fund for the period covered by this report. WHV Investments, Inc. (the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding 12b-1 fees and any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage

7

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Annual Report

Performance Data (Concluded)

April 30, 2015

(Unaudited)

commissions) do not exceed 1.25% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until September 30, 2016 unless the Board of Trustees of FundVantage Trust (“the Trust”) approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

The Fund evaluates its performance as compared to that of the Russell 2000 Value Index, which measures the performance of the small-cap value segment of the U.S. equity universe. Please note an investor cannot invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. Investments in small capitalization companies present a greater risk of loss than investments in large companies due to greater volatility and less liquidity.

8

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Fund Expense Disclosure

April 30, 2015

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2014 and held for the entire period through April 30, 2015.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not either Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, or redemption fees. Therefore, the second line of each accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Fund Expense Disclosure (Concluded)

April 30, 2015

(Unaudited)

	WHV/Seizert Small Cap Value Equity Fund
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period*
Class A Shares
Actual	$1,000.00	$1,025.30	$7.53
Hypothetical (5% return before expenses)	1,000.00	1,017.36	7.50
Class I Shares
Actual	$1,000.00	$1,027.60	$6.28
Hypothetical (5% return before expenses)	1,000.00	1,018.60	6.26

* Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2015 of 1.50% and 1.25% for Class A and Class I Shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six-month total returns for the Fund of 2.53% and 2.76% for Class A and Class I Shares, respectively.

10

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Portfolio Holdings Summary Table

April 30, 2015

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Commercial Banks	12.7%	$1,523,399
Thrifts & Mortgage Finance	10.9	1,301,530
Semiconductors & Semiconductor Equipment	8.9	1,068,474
Biotechnology.	5.8	693,567
Electronic Equipment, Instruments & Components	5.5	662,059
Software	5.4	642,930
Insurance	4.8	568,480
Real Estate Investment Trusts (REITs)	4.7	558,402
Specialty Retail	3.8	460,432
Machinery	3.4	404,530
Oil, Gas & Consumable Fuels	3.4	402,396
Professional Services	3.4	401,407
Metals & Mining	3.2	380,138
Health Care Providers & Services	2.8	332,642
Technology Hardware, Storage & Peripherals	2.2	263,424
Construction & Engineering.	2.1	251,096
Internet Software & Services	2.1	246,818
Media	2.0	242,044
Aerospace & Defense	2.0	241,443
Capital Markets.	1.8	220,028
IT Services	1.7	209,076
Hotels, Restaurants & Leisure	1.7	207,610
Commercial Services & Supplies.	1.7	197,694
Auto Components	1.6	195,467
Energy Equipment & Services	1.1	129,335
Other Assets in Excess of Liabilities	1.3	159,558

NET ASSETS	100.0%	$11,963,979

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

11

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Portfolio of Investments

April 30, 2015

	Number of Shares	Value

COMMON STOCKS — 98.7%
Aerospace & Defense — 2.0%
KLX, Inc.*	5,761	$241,443

Auto Components — 1.6%
Superior Industries International, Inc.	10,509	195,467

Biotechnology — 5.8%
Emergent Biosolutions, Inc.*	7,894	234,373
Myriad Genetics, Inc.*	8,447	279,004
PDL BioPharma, Inc.	27,015	180,190

		693,567

Capital Markets — 1.8%
Investment Technology Group, Inc.*	7,723	220,028

Commercial Banks — 12.7%
Blue Hills Bancorp, Inc.*	13,136	176,285
Centerstate Banks, Inc.	13,608	165,473
HomeTrust Bancshares, Inc.*	6,951	108,714
International Bancshares Corp.	8,070	209,659
National Bank Holdings Corp., Class A	8,836	167,884
OFG Bancorp	12,724	179,281
Popular, Inc.*	8,424	273,190
Republic Bancorp, Inc., Class A	10,215	242,913

		1,523,399

Commercial Services & Supplies — 1.7%
Quad/Graphics, Inc.	9,178	197,694

Construction & Engineering — 2.1%
KBR, Inc.	14,373	251,096

	Number of Shares	Value

COMMON STOCKS — (Continued)
Electronic Equipment, Instruments & Components — 5.5%
AVX Corp.	7,776	$107,076
Celestica, Inc. (Canada)*	15,940	194,627
Multi-Fineline Electronix, Inc.*	9,425	220,356
Nam Tai Property, Inc.	27,451	140,000

		662,059

Energy Equipment & Services — 1.1%
Helix Energy Solutions Group, Inc.*	7,848	129,335

Health Care Providers & Services — 2.8%
Magellan Health Services, Inc.*	5,255	332,642

Hotels, Restaurants & Leisure — 1.7%
Biglari Holdings, Inc.*	568	207,610

Insurance — 4.8%
FBL Financial Group, Inc., Class A	3,122	181,919
Maiden Holdings Ltd. (Bermuda)	18,497	268,761
Symetra Financial Corp.	4,960	117,800

		568,480

Internet Software & Services — 2.1%
j2 Global, Inc.	3,558	246,818

IT Services — 1.7%
Sykes Enterprises, Inc.*	8,353	209,076

Machinery — 3.4%
FreightCar America, Inc.	8,954	233,610
Kadant, Inc.	3,354	170,920

		404,530

Media — 2.0%
Tribune Publishing Co.	13,776	242,044

The accompanying notes are an integral part of the financial statements.

12

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Portfolio of Investments (Concluded)

April 30, 2015

	Number of Shares	Value

COMMON STOCKS — (Continued)
Metals & Mining — 3.2%
Nevsun Resources Ltd. (Canada)	96,974	$380,138

Oil, Gas & Consumable Fuels — 3.4%
Energy XXI Bermuda Ltd. (Bermuda)	39,150	171,086
Stone Energy Corp.*	8,883	151,633
VAALCO Energy, Inc.*	32,258	79,677

		402,396

Professional Services — 3.4%
Barrett Business Services, Inc.	4,595	204,340
RPX Corp.*	12,665	197,067

		401,407

Real Estate Investment Trusts (REITs) — 4.7%
Anworth Mortgage Asset Corp.	45,771	232,517
Hatteras Financial Corp	8,176	147,659
Redwood Trust, Inc	10,368	178,226

		558,402

Semiconductors & Semiconductor Equipment — 8.9%
ChipMOS Technologies Bermuda Ltd. (Bermuda)	12,677	292,839
Kulicke & Soffa Industries, Inc.*	16,599	250,811
Nova Measuring Instruments Ltd. (Israel)*	25,354	279,655
OmniVision Technologies, Inc.*	8,789	245,169

		1,068,474

	Number of Shares	Value

COMMON STOCKS — (Continued)
Software — 5.4%
AVG Technologies NV (Netherlands)*	9,767	$233,627
EnerNOC, Inc.*	21,489	237,453
TiVo, Inc.*	15,552	171,850

		642,930

Specialty Retail — 3.8%
Outerwall, Inc.	4,442	295,082
Systemax, Inc.*	15,823	165,350

		460,432

Technology Hardware, Storage & Peripherals — 2.2%
QLogic Corp.*	17,920	263,424

Thrifts & Mortgage Finance — 10.9%
Astoria Financial Corp.	14,609	192,401
Beneficial Bancorp, Inc.*	20,988	243,461
Charter Financial Corp.	22,090	264,417
Clifton Bancorp, Inc.	18,580	253,617
Northfield Bancorp, Inc.	15,905	229,509
Waterstone Financial, Inc.	9,272	118,125

		1,301,530

TOTAL COMMON STOCKS (Cost $11,303,643)		11,804,421

TOTAL INVESTMENTS - 98.7% (Cost $11,303,643)		11,804,421
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.3%		159,558

NET ASSETS - 100.0%		$11,963,979

*	Non-income producing.

The accompanying notes are an integral part of the financial statements.

13

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Statement of Assets and Liabilities

April 30, 2015

Assets
Investments, at value (Cost $11,303,643)	$11,804,421
Cash	256,189
Receivable for capital shares sold.	8,150
Dividends and interest receivable	2,623
Receivable from Investment Adviser	19,464
Receivable from transfer agent	2,469
Prepaid expenses and other assets	30,117

Total assets	12,123,433

Liabilities
Payable for investments purchased	114,292
Payable for audit fees	23,615
Payable for administration and accounting fees	13,029
Payable for printing fees	2,789
Payable for legal fees	1,811
Payable for custodian fees	1,512
Payable for distribution fees	552
Accrued expenses	1,854

Total liabilities	159,454

Net Assets	$11,963,979

Net Assets Consist of:
Capital stock, $0.01 par value	$10,997
Paid-in capital	11,996,915
Accumulated net investment income	43,524
Accumulated net realized loss from investments	(588,235)
Net unrealized appreciation on investments	500,778

Net Assets	$11,963,979

Class A Shares:
Net asset value, redemption price per share ($2,726,739 / 251,261 shares)	$10.85

Maximum offering price per share (100/94.25 of $10.85)	$11.51

Class I Shares:
Net asset value, offering and redemption price per share ($9,237,240 / 848,474 shares)	$10.89

The accompanying notes are an integral part of the financial statements.

14

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Statement of Operations

For the Year Ended April 30, 2015

Investment Income
Dividends	$191,320
Less: foreign taxes withheld	(2,119)
Interest	106

Total investment income	189,307

Expenses
Advisory fees (Note 2)	111,404
Administration and accounting fees (Note 2)	73,670
Transfer agent fees (Note 2)	72,733
Custodian fees (Note 2)	26,995
Audit fees	24,283
Printing and shareholder reporting fees	11,606
Registration and filing fees	11,030
Distribution fees (Class A) (Note 2)	5,943
Trustees’ and officers’ fees (Note 2)	1,768
Other expenses	5,294

Total expenses before waivers and reimbursements	344,726

Less: waivers and reimbursements (Note 2)	(199,526)

Net expenses after waivers and reimbursements	145,200

Net investment income	44,107

Net realized and unrealized gain/(loss) from investments:
Net realized loss from investments	(579,395)
Net change in unrealized appreciation/(depreciation) on investments	371,844

Net realized and unrealized loss on investments	(207,551)

Net decrease in net assets resulting from operations	$(163,444)

The accompanying notes are an integral part of the financial statements.

15

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2015	For the Period Ended April 30, 2014*
Increase/(Decrease) in net assets from operations:
Net investment income	$44,107	$2,090
Net realized gain/(loss) from investments.	(579,395)	39,937
Net change in unrealized appreciation/(depreciation) on investments	371,844	128,934

Net increase/(decrease) in net assets resulting from operations	(163,444)	170,961

Less Dividends and Distributions to Shareholders from:
Net investment income:
Class A Shares	—	—
Class I Shares	(4,672)	—

Total net investment income	(4,672)	—

Net realized capital gains:
Class A Shares	(9,050)	—
Class I Shares	(38,787)	—

Total net realized capital gains	(47,837)	—

Net decrease in net assets from dividends and distributions to shareholders	(52,509)	—

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	6,994,763	5,014,208

Total increase in net assets	6,778,810	5,185,169

Net assets
Beginning of period	5,185,169	—

End of period	$11,963,979	$5,185,169

Accumulated net investment income, end of period	$43,524	$3,149

*	The Fund commenced operations on September 30, 2013.

The accompanying notes are an integral part of the financial statements.

16

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A Shares
	For the Year Ended April 30, 2015	For the Period September 30, 2013* to April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$11.22	$10.00

Net investment income(1)	0.02	—	(2)
Net realized and unrealized gain/(loss) on investments	(0.35)	1.22

Net increase/(decrease) in net assets resulting from operations	(0.33)	1.22

Dividends and distributions to shareholders from:
Net realized gains	(0.04)	—

Total dividends and distributions to shareholders	(0.04)	—

Net asset value, end of period.	$10.85	$11.22

Total investment return(3)	(2.95%)	12.10%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$2,727	$1,649
Ratio of expenses to average net assets.	1.50%	1.50	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	3.44%	16.06	%(4)
Ratio of net investment income to average net assets	0.20%	0.04	%(4)
Portfolio turnover rate	101.90%	36.00	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.

(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

17

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Financial Highlights (Continued)

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I Shares
	For the Year Ended April 30, 2015	For the Period September 30, 2013* to April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$11.23	$10.00

Net investment income(1)	0.05	0.02
Net realized and unrealized gain/(loss) on investments	(0.35)	1.21

Net increase/(decrease) in net assets resulting from operations	(0.30)	1.23

Dividends and distributions to shareholders from:
Net investment income	— (2)	—
Net realized gains	(0.04)	—

Total dividends and distributions to shareholders	(0.04)	—

Net asset value, end of period.	$10.89	$11.23

Total investment return(3)	(2.64%)	12.30%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$9,237	$3,537
Ratio of expenses to average net assets.	1.25%	1.25	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	3.00%	17.69	%(4)
Ratio of net investment income to average net assets	0.45%	0.30	%(4)
Portfolio turnover rate	101.90%	36.00	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

18

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Notes to Financial Statements

April 30, 2015

1. Organization and Significant Accounting Policies

The WHV/Seizert Small Cap Value Equity Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on September 30, 2013. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares: Class A, Class C and Class I Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) of up to 1.00% may apply for investments of $1 million or more of Class A Shares of the Fund (and therefore no initial sales charge was paid) and shares are redeemed within 18 months after initial purchase. The CDSC shall not apply to those purchases of Class A Shares of $1 million or more where Foreside Funds Distributors LLC (the “Underwriter”) did not pay a commission to the selling broker-dealer. As of April 30, 2015, Class C shares had not been issued.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

19

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2015

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1	—	quoted prices in active markets for identical securities;

• Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/15	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$11,804,421	$11,804,421	$—	$—

* Please refer to Portfolio of Investments for details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, accounting principles generally accepted in the United States of America (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning

20

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2015

to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2015, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund. The Funds’ investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

21

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2015

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

WHV serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding 12b-1 fees and any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.25% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until September 30, 2016, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

As of April 30, 2015, the amount of potential recovery was as follows:

Expiration
April 30, 2017	April 30, 2018
$119,158	$199,526

For the year ended April 30, 2015, the investment adviser earned and waived fees of $111,404 and reimbursed other fees of $88,122.

Seizert Capital Partners, LLC (“Seizert” or the “Sub-Adviser”) serves as the sub-adviser to the Fund. The Sub-Adviser provides certain services pursuant to a sub-advisory agreement among WHV, the Sub-Adviser and the Trust, on behalf of the Fund. Sub-Advisory fees are paid by WHV, not the Fund.

22

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2015

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing transfer agency services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon and the Custodian have the ability to recover amounts previously waived, if the Fund terminates its agreements with BNY Mellon or the Custodian within three years of signing the agreements.

Foreside Funds Distributors LLC (the “Underwriter”), provides principal underwriting services to the Fund.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Fund’s Class A Shares.

The Trustees of the Trust who are not officers or employees of an investment adviser, sub-adviser or other service provider to the Trust receive compensation in the form of an annual retainer and per meeting fees for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2015 was $851. Certain employees of BNY Mellon serve as Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2015, aggregate purchases and sales of investment securities (excluding U.S. Government and agency short-term investments and other short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$17,880,699	$10,666,412

23

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2015

4. Capital Share Transactions

For the year ended April 30, 2015 and the period ended April 30, 2014, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2015		For the Period Ended April 30, 2014*
	Shares	Amount	Shares	Amount
Class A Shares
Sales	132,731	$1,430,087	146,978	$1,590,851
Reinvestments	784	8,234	—	—
Redemptions**	(29,232)	(313,822)	—	—

Net increase	104,283	$1,124,499	146,978	$1,590,851

Class I Shares
Sales	935,288	$10,255,190	315,059	$3,423,543
Reinvestments	4,127	43,459	—	—
Redemptions**	(405,982)	(4,428,385)	(18)	(186)

Net increase	533,433	$5,870,264	315,041	$3,423,357

Total net increase	637,716	$6,994,763	462,019	$5,014,208

*	The Fund commenced operations on September 30, 2013.
**

Prior to September 1, 2014, there was a 2.00% redemption fee that may have been charged on shares redeemed which had been held for 30 days or less. The redemption fee was retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in-capital. Effective September 1, 2014, this redemption fee was discontinued and is no longer charged. For the year ending April 30, 2015, there were no redemption fees charged.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

24

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2015

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. Net investment income, net realized gains and net assets were not affected by these adjustments. The following permanent differences as of April 30, 2015, primarily attributable to the reclassification of REIT short term gain distribution to net investment income, were reclassified among the following accounts:

Increase/(Decrease) Undistributed Net Investment Income	Increase/(Decrease) Accumulated Net Realized Loss	Increase/(Decrease) Additional Paid-In Capital
$940	$(940)	$—

The tax character of distributions paid by the Fund during the year ended April 30, 2015 was as follows:

Ordinary Income Dividend	Long-Term Capital Gain Dividend
$52,491	$18

For the year ended April 30, 2014, the Fund had no distributions paid. Distributions from net investment income and short-term gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2015, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses	Other Temporary Differences
$(94,824)	$44,939	$—	$229,810	$(222,445)	$(1,413)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes.

As of April 30, 2015, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$11,574,611

Gross unrealized appreciation	$1,097,002
Gross unrealized depreciation	(867,192)

Net unrealized depreciation	$229,810

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between

25

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Notes to Financial Statements (Concluded)

April 30, 2015

November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2015, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2015. For the year ended April 30, 2015, the Fund deferred to May 1, 2015 the following losses:

Late-Year Ordinary Losses Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral
$—	$187,720	$34,725

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2015 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2015, the Fund had capital loss carryforward of $94,824, of which $94,301 were short-term losses and $523 were long-term losses.

6. Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

26

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

WHV/Seizert Small Cap Value Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the WHV/Seizert Small Cap Value Equity Fund (the “Fund”) at April 30, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the period September 30, 2013 (commencement of operations) through April 30, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (here after referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 26, 2015

27

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise their shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the year ended April 30, 2015, the Fund paid $52,491 ordinary income dividends and $18 of long-term capital gain dividends to shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 10.74% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 11.15%.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0.02%.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2014. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2015.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

28

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 948-4685 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Meeting of Shareholders

A Special Meeting of Shareholders (the “Meeting”) of the WHV/Seizert Small Cap Value Equity Fund (the “Fund”) was held on December 1, 2014 for the following purpose:

To approve a new sub-advisory agreement among Seizert Capital Partners, LLC, WHV Investments, Inc. and the Trust on behalf of the Fund (“Sub-Advisory Agreement”).

The Fund’s shareholders of record at the close of business on October 15, 2014 were entitled to attend or submit proxies. As of the record date, the Fund had 1,105,403 shares outstanding. At the meeting, shareholders approved the Sub-Advisory Agreement. The results of the voting for the proposal were as follows:

For Votes	Against Votes	Abstained Votes
620,759.966	1,202.000	0

29

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even with in FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 948-4685.

30

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for each Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 948-4685.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	38	Optimum Fund Trust (registered investment company) (6 portfolios)

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	38	None

31

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	38	None

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	38	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company)(1 portfolio)

32

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	38	None

1Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

33

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.

JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.

DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.	Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

34

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Investment Adviser

WHV Investments, Inc.

301 Battery Street

Suite 400

San Francisco, CA 94111-3203

Sub-Adviser

Seizert Capital Partners, LLC

185 Oakland Avenue

Suite 100

Birmingham, MI 48009-3433

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

As Sub-Advised by

WHV/SEIZERT

SMALL CAP VALUE

EQUITY FUND

of

FundVantage Trust

Class A Shares

Class I Shares

ANNUAL REPORT

April 30, 2015

This report is submitted for the general information of the shareholders of the WHV/Seizert Small Cap Value Equity Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the WHV/Seizert Small Cap Value Equity Fund.

Sei001

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Audit Committee of the Board of Trustees currently is comprised of Robert J. Christian, Iqbal Mansur and Donald J. Puglisi, each of whom is considered “independent” within the meaning set forth under Item 3 of Form N-CSR. The Board of Trustees has determined that each member of the Audit Committee is an “audit committee financial expert” as such term is defined by Item 3 of Form N-CSR.

The Registrant’s Board of Trustees has determined that Mr. Christian acquired the attributes necessary to be considered an audit committee financial expert through his experience as chief investment officer of several large financial institutions and his service as a member of the audit committee of other registered investment companies.

The Registrant’s Board of Trustees has determined that Dr. Mansur acquired the attributes necessary to be considered an audit committee financial expert through his experience as a university professor of finance and because he has authored over 25 finance-related articles in peer reviewed publications.

The Registrant’s Board of Trustees has determined that Mr. Puglisi acquired the attributes necessary to be considered an audit committee financial expert through his experience as a university professor of business and a managing director of a financial services consulting firm.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

	Fiscal Year 2014	Fiscal Year 2015
Pricewaterhouse Coopers LLP	$379,678	$446,750
Ernst & Young LLP	$113,300	$181,900
BBD LLP	$25,000	$35,000
Aggregate Fees	$517,978	$663,650

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2014 and $0 2015.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

	Fiscal Year 2014	Fiscal Year 2015
Pricewaterhouse Coopers LLP	$0	$0
Ernst & Young LLP	$23,705	$19,041
BBD LLP	$5,000	$0
Aggregate Fees	$28,705	$19,041

[These fees were for the review of excise tax returns and Passive Foreign Investment Company (PFIC) analysis.]

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014 and $15,000 for 2015 for security count due to affiliated Advisor.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee Charter requires the Audit Committee to (i) (a) approve prior to appointment the engagement of independent registered public accounting firm to annually audit and provide their opinion on the Registrant’s financial statements, (b) recommend to the Independent Trustees the selection, retention or termination of the Registrant’s independent registered public accounting firm and, (c) in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent registered public accounting firm; and (ii) to approve prior to appointment the engagement of the independent registered public accounting firm to provide other audit services to the Registrant, or to provide non-audit services to the Registrant, its series, an investment adviser to its series or any entity controlling, controlled by, or under common control with an investment adviser to its series (“adviser-affiliate”) that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. The Audit Committee will not approve non-audit services that the Audit Committee believes may impair the independence of the Registrant’s independent registered public accountant. The Audit Committee may delegate, to the extent permitted by law, pre-approved responsibilities to one or more members of the Audit Committee who shall report to the full Audit Committee.

(e)(2)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for 2014 and $0 for 2015.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	FundVantage Trust

By (Signature and Title)*	/s/ Joel L. Weiss
Joel L. Weiss, President and
Chief Executive Officer
(principal executive officer)

Date	07/01/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joel L. Weiss
Joel L. Weiss, President and
Chief Executive Officer
(principal executive officer)

Date	07/01/2015

By (Signature and Title)*	/s/ James G. Shaw
James G. Shaw, Treasurer and
Chief Financial Officer
(principal financial officer)

Date	07/01/2015

* Print the name and title of each signing officer under his or her signature.